EXECUTION VERSION AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AMENDMENT NO. 1, dated as of November 9, 2022 (this “Amendment”), by and among the Borrower (as defined below), the Lenders party hereto, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Sustainability Structuring Agent, and the Administrative Agent (as defined below), to the Credit Agreement, dated as of September 13, 2021, among SYLVAMO CORPORATION, a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), L/C Issuer and Swing Line Lender, the other L/C Issuers from time to time party thereto and the Lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified pursuant to Section 1.1 below, the “Initial Amended Credit Agreement”; the Initial Amended Credit Agreement, as modified pursuant to Section 1.2 below, the “SOFR Amended Credit Agreement”). Terms defined in the Initial Amended Credit Agreement and the SOFR Amended Credit Agreement, and used herein shall have the respective meanings given to them in the Initial Amended Credit Agreement and the SOFR Amended Credit Agreement, as applicable, unless otherwise defined herein. W I T N E S S E T H: WHEREAS, the Borrower has requested an amendment to the Credit Agreement as set forth herein. WHEREAS, the Lenders party hereto constitute all Lenders under the Credit Agreement as of the Amendment No. 1 Effective Date (as defined below). WHEREAS, the Borrower, the Lenders constituting all Lenders under the Credit Agreement, the L/C Issuers, the Sustainability Structuring Agent (solely for the purposes identified on its signature page hereto) and the Administrative Agent have agreed to amend the Credit Agreement as set forth in Section 1.1 hereto effective as of the Amendment No. 1 Effective Date. WHEREAS, the Borrower, the Lenders constituting all Lenders under the Credit Agreement and the Administrative Agent have agreed to amend the Initial Amended Credit Agreement as set forth in Section 1.2 hereto effective as of the Rate Change Effective Date (as defined below). NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: ARTICLE I Amendments. Section 1.1 Effective as of the Amendment No. 1 Effective Date, each of the parties hereto agrees that (i) the Credit Agreement is hereby amended to be as set forth in the conformed copy attached hereto as Exhibit A, (ii) Schedules 1.01(d), 4.01(a) and 6.21 to the Credit Agreement are hereby amended and restated in their entirety as set forth in Schedules 1.01(d), 4.01(a) and 6.21, respectively, attached hereto, (iii) Schedules 2.18(a) and (b) to the Initial Amended Credit Agreement are set forth in Schedules 2.18(a) and (b) attached hereto and (iv) Exhibit L to the Initial Amended Credit Agreement is set forth in Exhibit L attached hereto (the amendments described in this Section 1.1, the “Section 1.1 Amendments”).

2 Section 1.2 Effective as of the Rate Change Effective Date, each of the parties hereto agrees that (i) the Initial Amended Credit Agreement is hereby amended to be as set forth in the conformed copy attached hereto as Exhibit B; provided that, if the Initial Amended Credit Agreement is amended after the Amendment No. 1 Effective Date and prior to the Rate Change Effective Date (such amendment(s), an “Intervening Amendment”), the conformed copy attached hereto as Exhibit B shall be deemed amended to reflect the Intervening Amendment, and the Administrative Agent and the Borrower are authorized by the Lenders to prepare an updated version of the SOFR Amended Credit Agreement reflecting the Intervening Amendment following effectiveness of the Intervening Amendment and (ii) Exhibit A to the Initial Amended Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit B- A attached hereto (the amendments described in this Section 1.2, the “Rate Change Amendments”). ARTICLE II Conditions to Effectiveness. Section 2.1 The Section 1.1 Amendments shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which: (a) The Administrative Agent (or its counsel) shall have received from (i) the Lenders constituting all Lenders under the Credit Agreement, (ii) the L/C Issuers, (iii) the Sustainability Structuring Agent, (iv) the Borrower, (v) the Voting Participants and (vi) the Administrative Agent, (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment. (b) The Borrower shall have paid to the Administrative Agent, for the account of each Lender that executes and delivers a counterpart of this Amendment to the Administrative Agent, a fee equal to 0.10% of the aggregate outstanding principal amount of the Term Loans of such Lender plus 0.10% of the aggregate Revolving Credit Commitments of such Lender, in each case, as of the Amendment No. 1 Effective Date. (c) All reasonable costs and expenses (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Amendment and the transactions contemplated hereby shall have been paid, to the extent invoiced three (3) Business Days (or such shorter period as the Borrower may agree) prior to the Amendment No. 1 Effective Date. (d) The Administrative Agent shall have received a certificate, dated the Amendment No. 1 Effective Date and signed by a Responsible Officer of the Borrower, confirming that the representations and warranties set forth in Article III are true and correct on the Amendment No. 1 Effective Date, after giving effect to the amendments contained herein. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 1 Effective Date. Section 2.2 The Rate Change Amendments shall become effective on the date (the “Rate Change Effective Date”) which is the earlier of (x) June 30, 2023 and (y) the date specified by the Borrower as the Rate Change Effective Date in a written notice to the Administrative Agent, which written notice shall (a) be received by the Administrative Agent not more than ten (10) Business Days’ and not less than five (5) Business Days’ prior to the proposed Rate Change Effective Date and (b) be accompanied by duly completed Committed Loan Notices executed by the Borrower requesting all borrowings,

3 continuations or conversions, as applicable, to occur on the Rate Change Effective Date. For the avoidance of doubt, the Borrower shall continue to have access to Credit Extensions under the Initial Amended Credit Agreement after the Amendment No. 1 Effective Date and prior to the Rate Change Effective Date on the terms and conditions set forth in the Initial Amended Credit Agreement prior to giving effect to the Rate Change Amendments. ARTICLE III Representations and Warranties. After giving effect to the amendments contained herein, on the Amendment No. 1 Effective Date, the Borrower hereby confirms that: (a) this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (b) the representations and warranties of the Loan Parties set forth in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Amendment No. 1 Effective Date with the same effect as though made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (c) no Default or Event of Default has occurred and is continuing under the Credit Agreement. ARTICLE IV Miscellaneous. Section 4.1 Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any of the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. The provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms, as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. Section 4.2 Counterparts. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower and each of the Administrative Agent and each Lender party hereto agrees that any Electronic Signature to this Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and that any such Electronic Signature will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. Section 4.3 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL

4 BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 4.4 Reaffirmation. The Borrower, on behalf of each Loan Party, hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which each Loan Party is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (ii) this Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document and (iii) each applicable Loan Party’s guarantee of the Guaranteed Liabilities (as defined in the Guaranty) under the Guaranty, as applicable, and each Loan Party’s grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents. Section 4.5 References to Credit Agreement. On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Initial Amended Credit Agreement. On and after the Rate Change Effective Date, each reference in the Initial Amended Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the SOFR Amended Credit Agreement. Section 4.6 Indemnification, Etc. The Borrower hereby expressly agrees that the provisions of Section 10.04 of the Credit Agreement apply mutatis mutandis to the activities of the Administrative Agent and its Affiliates (and each of their respective directors, officers, employees, counsel, agents, advisors and other representatives and the successors and assigns of each of the foregoing) in connection with the transactions contemplated by this Amendment, whether or not consummated. Section 4.7 Voting Participants. The TLF Lead Arranger hereby certifies to the Administrative Agent that the Voting Participants party hereto constitute all Voting Participants under the Credit Agreement as of the Amendment No. 1 Effective Date. [SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 1 (Sylvamo)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written. SYLVAMO CORPORATION, as the Borrower By: /s/ Phillip M. Sisneros Name: Phillip M. Sisneros Title: Vice President and Treasurer

[Signature Page to Amendment No. 1 (Sylvamo)] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Angela Larkin Name: Angela Larkin Title: Vice President BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] BANK OF AMERICA, N.A., as Administrative Agent By: Name: Title: BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender By: /s/ Erron Powers Name: Erron Powers Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] With respect to Section 2.18 and the defined terms used therein, Section 6.02(e), Section 10.01 and Exhibit L only: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Sustainability Structuring Agent By: /s/ Paul Arens Name: Paul Arens Title: Director By: /s/ Fanny Charrier Name: Fanny Charrier Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: BNP PARIBAS, as a Lender and a L/C Issuer By: /s/ Richard Pace Name: Richard Pace Title: Managing Director By: /s/ Michael Lefkowitz Name: Michael Lefkowitz Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] With respect to Section 4.7 of this Amendment only: COBANK, ACB, as TLF Lead Arranger By: /s/ Matthew Brill Name: Matthew Brill Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: CoBank, ACB , as a Lender and a L/C Issuer By: /s/ Matthew Brill Name: Matthew Brill Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: CoBank, FCB , as a Lender and a L/C Issuer By: /s/ Matthew Brill Name: Matthew Brill Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender and a L/C Issuer By: /s/ Paul Arens Name: Paul Arens Title: Director By: /s/ Fanny Charrier Name: Fanny Charrier Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: JP MORGAN CHASE BANK, N.A., as a Lender and a L/C Issuer By: /s/ James Shender Name: James Shender Title: Executive Director

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: First Horizon Bank , as a Lender By: /s/ George H. Slade, Jr. Name: George H. Slade, Jr. Title: SVP [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: JP MORGAN CHASE BANK, N.A., as a Lender and a L/C Issuer By: /s/ James Shender Name: James Shender Title: Executive Director

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Pinnacle Bank, as a Lender By: /s/ Sam Belk Name: Sam Belk Title: Executive Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: PNC Bank, National Association, as a Lender and a L/C Issuer By: /s/ Tracey Silverman Name: Tracey Silverman Title: Senior Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] LENDER SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Sumitomo Mitsui Banking Corporation as a Lender By: /s/ Rosa Pritsch Name: Rosa Pritsch Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Farm Credit Bank of Texas , as a Voting Participant By: /s/ Evelin Herrera Name: Evelin Herrera Title: Director

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: GreenStone Farm Credit Services, FLCA, as a Voting Participant By: /s/ Andrew Shockley Name: Andrew Shockley Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: COMPEER FINANCIAL, FLCA, , as a Voting Participant By: /s/ Betty Janelle Name: Betty Janelle Title: Director, Capital Markets

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: AgFirst Farm Credit Bank, as a Voting Participant By: /s/ Matt Jeffords Name: Matt Jeffords Title: Senior Vice President [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Voting Participant By: /s/ Lisa Caswell Name: Lisa Caswell Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: AMERICAN AGCREDIT, FLCA , as a Voting Participant By: /s/ Michael J. Balok Name: Michael J. Balok Title: Vice President [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Capital Farm Credit, FLCA, as a Voting Participant By: /s/ Vladimir Kolesnikov Name: Vladimir Kolesnikov Title: Capital Markets Director

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Farm Credit East, ACA as a Voting Participant By: /s/ Eric W Pohlman Name: Eric W Pohlman Title: Vice President

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Farm Credit of New Mexico, FLCA, a wholly owned Subsidiary of Farm Credit of New Mexico, ACA as a Voting Participant By: /s/ Mitch Selking Name: Mitch Selking Title: Director – Corporate Agribusiness Lending [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: FARM CREDIT WEST, FLCA , as a Voting Participant By: /s/ Austin Taylor Name: Austin Taylor Title: Vice President, Capital Markets [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Farm Credit Services of America, FLCA , as a Voting Participant By: /s/ Nicholas King Name: Nicholas King Title: Vice President [For any Person requiring a second signature block:] By: Name: Title:

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Fresno Madera Farm Credit Production Credit Association (PCA), as a Voting Participant By: /s/ James Harris Name: James Harris Title: VP of Capital Markets

[Signature Page to Amendment No. 1 (Sylvamo)] VOTING PARTICIPANT SIGNATURE PAGE By executing a counterpart to this Amendment, the undersigned institution agrees to the terms of the Amendment and the Credit Agreement as amended thereby. Name of Institution: Farm Credit Mid-America, FLCA , as a Voting Participant By: /s/ Tabatha Hamilton Name: Tabatha Hamilton Title: Vice President Food and Agribusiness [For any Person requiring a second signature block:] By: Name: Title:

EXHIBIT A INITIAL AMENDED CREDIT AGREEMENT [See attached]

EXHIBIT A Published CUSIP Number: 87133DAA6 Revolving Credit Facility CUSIP Number: 87133DAB4 Term B Facility CUSIP Number: 87133DAC2 Term F Facility CUSIP Number: 87133DAD0 CREDIT AGREEMENT dated as of September 13, 2021, among SYLVAMO CORPORATION, as the Borrower, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and The Other Lenders and L/C Issuers Party Hereto _______________________ BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., COBANK, ACB, BNP PARIBAS SECURITIES CORP., CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, PNC CAPITAL MARKETS LLC and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers and Joint Bookrunners with respect to the Revolving Credit Facility and the Term B Facility COBANK, ACB, as Sole Lead Arranger and Bookrunner with respect to the Term F Facility JPMORGAN CHASE BANK, N.A., as Syndication Agent BNP PARIBAS, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, PNC CAPITAL MARKETS LLC and SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agents with respect to the Revolving Credit Facility and the Term B Facility FIRST HORIZON BANK and PINNACLE BANK, as Co-Managing Agents CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Sustainability Structuring Agent

TABLE OF CONTENTS Page - i - ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms ................................................................................................................................................. 1 1.02 Other Interpretive Provisions ........................................................................................................................ 70 1.03 Accounting Terms ......................................................................................................................................... 70 1.04 Rounding ....................................................................................................................................................... 72 1.05 Exchange Rates; Currency Equivalents ......................................................................................................... 72 1.06 Additional Alternative Currencies ................................................................................................................. 73 1.07 Change of Currency ...................................................................................................................................... 74 1.08 Times of Day ................................................................................................................................................. 74 1.09 Letter of Credit Amounts .............................................................................................................................. 74 1.10 Certain Calculations and Tests ...................................................................................................................... 74 1.11 Interest Rates ................................................................................................................................................. 74 1.12 Divisions ....................................................................................................................................................... 74 1.13 Luxembourgish Interpretive Provisions ........................................................................................................ 75 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans ...................................................................................................................................................... 75 2.02 Borrowings, Conversions and Continuations of Loans ................................................................................. 76 2.03 Letters of Credit ............................................................................................................................................ 78 2.04 Swing Line Loans .......................................................................................................................................... 86 2.05 Prepayments .................................................................................................................................................. 88 2.06 Termination or Reduction of Commitments. ................................................................................................. 93 2.07 Repayment of Loans. ..................................................................................................................................... 94 2.08 Interest ........................................................................................................................................................... 95 2.09 Fees ............................................................................................................................................................... 95 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate ......................................... 96 2.11 Evidence of Debt ........................................................................................................................................... 97 2.12 Payments Generally; Administrative Agent’s Clawback .............................................................................. 97 2.13 Sharing of Payments by Lenders ................................................................................................................... 99 2.14 Increase in Commitments ............................................................................................................................ 100 2.15 Permitted Refinancing Amendment ............................................................................................................ 104 2.16 Cash Collateral ............................................................................................................................................ 105 2.17 Defaulting Lenders ...................................................................................................................................... 106 2.18 Sustainability Adjustments; Successor Sustainability Structuring Agent ................................................... 108 2.19 MIRE Event ................................................................................................................................................ 110 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes ........................................................................................................................................................... 110 3.02 Illegality ...................................................................................................................................................... 114 3.03 Inability to Determine Rates ........................................................................................................................ 114 3.04 Increased Costs; Reserves on Eurocurrency Rate Loans ............................................................................. 117 3.05 Compensation for Losses ............................................................................................................................ 119 3.06 Mitigation Obligations; Replacement of Lenders........................................................................................ 119 3.07 Survival ....................................................................................................................................................... 120

TABLE OF CONTENTS (Continued) Page - ii - ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension ......................................................................................................... 120 4.02 Conditions to All Credit Extensions ............................................................................................................ 123 ARTICLE V REPRESENTATIONS AND WARRANTIES 5.01 Existence, Qualification and Power ............................................................................................................ 123 5.02 Authorization; No Contravention ................................................................................................................ 123 5.03 Governmental Authorization; Other Consents ............................................................................................ 124 5.04 Binding Effect ............................................................................................................................................. 124 5.05 Financial Statements; No Material Adverse Effect ..................................................................................... 124 5.06 Litigation ..................................................................................................................................................... 125 5.07 No Default ................................................................................................................................................... 125 5.08 Ownership of Property; Liens ..................................................................................................................... 125 5.09 Environmental ............................................................................................................................................. 125 5.10 Insurance ..................................................................................................................................................... 125 5.11 Taxes ........................................................................................................................................................... 125 5.12 ERISA Compliance ..................................................................................................................................... 125 5.13 Subsidiaries; Guarantors; Equity Interests .................................................................................................. 126 5.14 Margin Regulations; Investment Company Act; Use of Proceeds .............................................................. 126 5.15 Disclosure .................................................................................................................................................... 127 5.16 Compliance with Laws ................................................................................................................................ 127 5.17 Intellectual Property; Licenses, Etc ............................................................................................................. 127 5.18 Solvency ...................................................................................................................................................... 127 5.19 Casualty, Etc................................................................................................................................................ 127 5.20 Labor Matters .............................................................................................................................................. 127 5.21 Sanctions ..................................................................................................................................................... 128 5.22 Anti-Corruption Laws ................................................................................................................................. 128 5.23 Anti-Terrorism Laws ................................................................................................................................... 128 5.24 Collateral Documents .................................................................................................................................. 128 5.25 Affected Financial Institutions .................................................................................................................... 128 5.26 Beneficial Ownership Certificate ................................................................................................................ 129 5.27 Covered Entity............................................................................................................................................. 129 5.28 Spin-Off ....................................................................................................................................................... 129 5.29 COMI Regulation ........................................................................................................................................ 129 5.30 Luxembourg Representations ...................................................................................................................... 129 ARTICLE VI AFFIRMATIVE COVENANTS 6.01 Financial Statements ................................................................................................................................... 129 6.02 Certificates; Other Information ................................................................................................................... 130 6.03 Notices......................................................................................................................................................... 132 6.04 Payment of Obligations ............................................................................................................................... 133 6.05 Preservation of Existence, Etc ..................................................................................................................... 133 6.06 Maintenance of Properties ........................................................................................................................... 133 6.07 Maintenance of Insurance ........................................................................................................................... 133 6.08 Compliance with Laws and Material Contracts........................................................................................... 133 6.09 Books and Records ...................................................................................................................................... 134

TABLE OF CONTENTS (Continued) Page - iii - 6.10 Inspection Rights ......................................................................................................................................... 134 6.11 Use of Proceeds ........................................................................................................................................... 134 6.12 Collateral and Guarantee Requirement; Collateral Information .................................................................. 134 6.13 Compliance with Environmental Laws ....................................................................................................... 135 6.14 Further Assurances ...................................................................................................................................... 135 6.15 Designation as Senior Debt ......................................................................................................................... 135 6.16 Approvals and Authorizations ..................................................................................................................... 136 6.17 Anti-Corruption Laws and Laws Relating to Sanctions .............................................................................. 136 6.18 Designation of Unrestricted and Restricted Subsidiaries ............................................................................ 136 6.19 Maintenance of Ratings ............................................................................................................................... 137 6.20 CoBank Equity and Security; Renewable Energy Investments ................................................................... 137 6.21 Post-Closing Obligations ............................................................................................................................. 137 6.22 Specified Account ....................................................................................................................................... 137 ARTICLE VII NEGATIVE COVENANTS 7.01 Liens ............................................................................................................................................................ 138 7.02 Indebtedness ................................................................................................................................................ 138 7.03 [Reserved]. .................................................................................................................................................. 143 7.04 Fundamental Changes ................................................................................................................................. 143 7.05 Asset Sales .................................................................................................................................................. 144 7.06 Restricted Payments .................................................................................................................................... 147 7.07 Change in Nature of Business ..................................................................................................................... 151 7.08 Transactions with Affiliates ........................................................................................................................ 151 7.09 Burdensome Agreements ............................................................................................................................ 154 7.10 Use of Proceeds ........................................................................................................................................... 156 7.11 Financial Covenants .................................................................................................................................... 157 7.12 Amendments of Certain Documents ........................................................................................................... 157 7.13 Accounting Changes ................................................................................................................................... 157 7.14 Designation of Senior Debt ......................................................................................................................... 157 7.15 Sale and Leaseback Transactions ................................................................................................................ 158 7.16 Sanctions ..................................................................................................................................................... 158 7.17 Anti-Corruption Laws ................................................................................................................................. 158 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default ......................................................................................................................................... 158 8.02 Remedies upon Event of Default ................................................................................................................. 161 8.03 Application of Funds ................................................................................................................................... 162 ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority ......................................................................................................................... 163 9.02 Rights as a Lender ....................................................................................................................................... 163 9.03 Exculpatory Provisions................................................................................................................................ 164 9.04 Reliance by Administrative Agent .............................................................................................................. 164 9.05 Delegation of Duties .................................................................................................................................... 165 9.06 Resignation of Administrative Agent .......................................................................................................... 165 9.07 Non-Reliance on Administrative Agent, the Arrangers and Other Lenders ................................................ 166

TABLE OF CONTENTS (Continued) Page - iv - 9.08 No Other Duties, Etc ................................................................................................................................... 167 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding ............................................................... 167 9.10 Collateral and Guaranty Matters ................................................................................................................. 168 9.11 Secured Bilateral L/C Obligations, Secured Cash Management Agreements and Secured Hedge Agreements .................................................................................................................................. 169 9.12 Lender ERISA Representation .................................................................................................................... 169 9.13 Recovery of Erroneous Payments ............................................................................................................... 170 ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc ........................................................................................................................................ 170 10.02 Notices; Effectiveness; Electronic Communications ................................................................................... 174 10.03 No Waiver; Cumulative Remedies; Enforcement ....................................................................................... 175 10.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver ................................................................. 176 10.05 Payments Set Aside ..................................................................................................................................... 178 10.06 Successors and Assigns ............................................................................................................................... 178 10.07 Treatment of Certain Information; Confidentiality ..................................................................................... 184 10.08 Right of Setoff ............................................................................................................................................. 185 10.09 Interest Rate Limitation ............................................................................................................................... 185 10.10 Integration; Effectiveness ............................................................................................................................ 185 10.11 Survival of Representations and Warranties, Etc ........................................................................................ 185 10.12 Severability ................................................................................................................................................. 186 10.13 Replacement of Lenders .............................................................................................................................. 186 10.14 Governing Law; Jurisdiction; Etc ................................................................................................................ 186 10.15 WAIVER OF JURY TRIAL ....................................................................................................................... 187 10.16 No Advisory or Fiduciary Responsibility .................................................................................................... 187 10.17 Electronic Execution; Electronic Records; Counterparts ............................................................................ 188 10.18 USA PATRIOT Act .................................................................................................................................... 189 10.19 ENTIRE AGREEMENT ............................................................................................................................. 189 10.20 Judgment Currency ..................................................................................................................................... 189 10.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions .............................................. 189 10.22 Acknowledgement Regarding Any Supported QFCs .................................................................................. 190 10.23 Most Favored Lender Provisions................................................................................................................. 190 10.24 Parallel Debt. ............................................................................................................................................... 191 SCHEDULES 1.01(a) Existing Letters of Credit 1.01(b) Letter of Credit Commitments 1.01(c) Agreed Guarantee and Security Principles 1.01(d) Initial Funding Date Foreign Security Documents 2.01 Commitments and Applicable Percentages 2.18(a) Sustainability KPI Baseline 2.18(b) Sustainability Performance Thresholds 4.01(a) Local Counsels to Deliver Legal Opinions 5.06 Disclosed Litigation 5.08 Mortgaged Property 5.09 Environmental Matters 5.11 Tax Matters

- v - 5.13(a) Subsidiaries; Loan Parties 5.13(b) Equity Interests 6.21 Post-Closing Obligations 7.01 Existing Liens 7.02 Existing Indebtedness 7.03 Existing Investments 7.08 Transactions with Affiliates 7.09 Burdensome Agreements 10.02 Administrative Agent’s Office, Certain Addresses for Notices 10.06(c) Voting Participants EXHIBITS A Form of Committed Loan Notice B Form of Swing Line Loan Notice C-1 Form of Revolving Credit Note C-2 Form of Term B Note C-3 Form of Term F Note D Form of Compliance Certificate E Form of Assignment and Assumption F-1 – F-4 Form of United States Tax Compliance Certificates G Form of Solvency Certificate H Dutch Auction Procedures I Form of Guaranty J Form of Perfection Certificate K Form of U.S. Security and Pledge Agreement L Form of Sustainability Pricing Certificate

CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of September 13, 2021, among SYLVAMO CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and, individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other L/C Issuers from time to time party hereto. PRELIMINARY STATEMENTS: WHEREAS, International Paper Company, a New York corporation and the parent company of the Borrower (“IP”), and its Subsidiaries intend to complete a series of internal reorganization transactions (such transactions, collectively, the “Pre-Spin-Off Reorganization”), pursuant to which the Borrower will hold, directly or through its Restricted Subsidiaries, IP’s printing papers segment along with certain coated paperboard and pulp businesses in Latin America, Europe and North America (the “Spin-Off Business”); WHEREAS, the Borrower has requested that the Lenders provide the Term Facilities and the Revolving Credit Facility and will use the proceeds of the initial borrowings hereunder, together with the proceeds of the 2021 Notes, to fund the Special Payment and pay fees and expenses related to the Transactions; WHEREAS, no later than two Business Days after the initial borrowings hereunder and the payment of the Special Payment, IP will distribute to its stockholders approximately 80.1% of the outstanding shares of common stock of the Borrower (the “Spin-Off”), and the Borrower’s common stock will be traded on the New York Stock Exchange; and WHEREAS, the Lenders have indicated their willingness to lend and the L/C Issuers have indicated their willingness to issue letters of credit, in each case, on the terms and subject to the conditions and for the purposes set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2021 Notes” means $450,000,000 aggregate principal amount of 7.000% senior unsecured notes due September 1, 2029 of the Borrower “Accepting Lenders” has the meaning specified in Section 2.05(d). “Acquired Indebtedness” means, with respect to any specified Person: (1) Indebtedness of any other Person existing at the time such other Person is merged, amalgamated or consolidated with or into or became a Restricted Subsidiary of such specified Person, whether or not such Indebtedness is Incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Subsidiary of such specified Person; and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Act” has the meaning specified in Section 10.18.

- 2 - “Additional Lender” means, as of any date of determination, any Person (other than an existing Lender) that qualifies as an Eligible Assignee and agrees to be a Lender under this Agreement in connection with any Incremental Increase. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, and any branch, office or Affiliate of it, or any successor administrative agent. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied from time to time by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institution. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Affiliate Transaction” has the meaning assigned to such term in Section 7.08(a). “Aggregate Commitments” means the Commitments of all the Lenders. “Aggregate Revolving Credit Commitments” means the Revolving Credit Commitments of all the Revolving Credit Lenders, subject to adjustment pursuant to the provisions of this Agreement (including Sections 2.06 and 2.14). “Agreed Guarantee and Security Principles” means the agreed guarantee and security principles set forth on Schedule 1.01(c). “Agreement” means this Credit Agreement. “All-in Yield” means, as to any Loans of any Class, the effective yield on such loans, taking into account the applicable interest rate margins, any interest rate floors or similar devices, all recurring fees and other fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the weighted average life to maturity of such loans and (y) the four years following the date of incurrence thereof) payable generally to Lenders making such loans, but excluding (i) any arrangement, structuring, commitment, ticking, underwriting or similar fees or other fees payable in connection therewith that are not generally shared with the Lenders thereunder and (ii) any customary consent fees paid generally to consenting Lenders. “Alternative Currency” means Euro and each other currency (other than Dollars) that is approved in accordance with Section 1.06. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Sublimit” means, at any time, an amount equal to 50% of the aggregate amount of all Revolving Credit Commitments at such time. “Amendment No. 1” means that certain Amendment No. 1 to the Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, the Sustainability Structuring Agent (solely for the

- 3 - purposes identified on its signature page thereto), the Administrative Agent, the Swing Line Lender, the L/C Issuers and the Lenders party thereto. “Amendment No. 1 Effective Date” means November 9, 2022. “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, Brazilian Federal Law No. 12,846, of August 1, 2013 (as amended from time to time), and other similar anti-bribery or anti-corruption laws or regulations in other jurisdictions. “Anti-Terrorism Laws” means any laws, regulations, or orders of any Governmental Authority of the United States, the United Nations, United Kingdom or European Union relating to terrorism financing or money laundering, including, but not limited to, the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq.), the Trading With the Enemy Act (50 U.S.C. § 5 et seq.), the International Security Development and Cooperation Act (22 U.S.C. § 2349aa-9 et seq.), the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the Patriot Act, and any rules or regulations promulgated pursuant to or under the authority of any of the foregoing. “Applicable Authority” means with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Administrative Agent or such administrator. “Applicable First Testing Quarter” means (i) if the Initial Funding Date occurs within the first 45 days of a fiscal quarter, the fiscal quarter during which the Initial Funding Date occurs and (ii) if the Initial Funding Date occurs after the 45th day of a fiscal quarter, the fiscal quarter commencing after the fiscal quarter in which the Initial Funding Date occurs. “Applicable Percentage” means (a) in respect of the Term B Facility, with respect to any Term B Lender at any time, the percentage (carried out to the ninth decimal place) of the Term B Facility represented by (i) prior to the funding on the Initial Funding Date, such Term B Lender’s Term B Commitment at such time, subject to adjustment as provided in Section 2.17, and (ii) thereafter, the principal amount of such Term B Lender’s Term B Loans at such time, (b) in respect of the Term F Facility, with respect to any Term F Lender at any time, the percentage (carried out to the ninth decimal place) of the Term F Facility represented by (i) prior to the funding on the Initial Funding Date, such Term F Lender’s Term F Commitment at such time, subject to adjustment as provided in Section 2.17, and (ii) thereafter, the principal amount of such Term F Lender’s Term F Loans at such time, and (c) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time, subject to adjustment as provided in Section 2.17. If the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the applicable Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means (a) in respect of the Term B Facility, 3.50% per annum for Base Rate Loans and 4.50% per annum for Eurocurrency Rate Loans and (b) with respect to the Term F Facility, the Revolving Credit Facility and the Commitment Fee, (i) from the Initial Funding Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the first full fiscal quarter ending after the Initial Funding Date, the applicable percentage per annum set forth below in Pricing Level 2, and (ii) thereafter, the applicable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

- 4 - Pricing Level Consolidated Leverage Ratio Eurocurrency Rate Revolving Credit Loans and Letter of Credit Fee Base Rate Revolving Credit Loans Eurocurrency Rate Term F Loans Base Rate Term F Loans Commitment Fee 1 ≥ 3.50:1.00 2.00% 1.00% 2.15% 1.15% 0.300% 2 < 3.50:1.00, but ≥ 2.75:1.00 1.75% 0.75% 1.90% 0.90% 0.275% 3 < 2.75:1.00 1.50% 0.50% 1.75% 0.75% 0.250% With respect to the Term F Facility, the Revolving Credit Facility and the Commitment Fee, any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Term F Lenders and the Required Revolving Lenders, the applicable Pricing Level 1 shall apply in respect of the Term F Facility and the Revolving Credit Facility, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b). With respect to the Revolving Credit Facility, the Applicable Rate shall be adjusted on an annual basis from time to time based upon the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, in each case, as calculated and applied as set forth in Section 2.18; provided that in no event shall any Applicable Rate be less than 0.00% per annum. “Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Applicable TLB Ticking Fee Rate” means (i) for the period from September 20, 2021 to October 19, 2021, 50% of the Applicable Rate for Eurocurrency Rate Loans under the Term B Facility and (ii) for any period thereafter, 100% of the Applicable Rate for Eurocurrency Rate Loans under the Term B Facility. “Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Revolving Credit Facility, (i) the L/C Issuers under such Facility and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Jurisdiction” means each of the Grand Duchy of Luxembourg, Brazil and the Republic of Finland. In addition, the Kingdom of Belgium shall become an Approved Jurisdiction if, at the end of any fiscal quarter of the Borrower, the aggregate value of the consolidated total assets of the Borrower’s direct or indirect Restricted Subsidiaries that are organized in the Kingdom of Belgium (excluding Equity Interests in Subsidiaries), as set forth on the consolidated balance sheet of the Borrower for such fiscal quarter, exceeds $25,000,000. “Arrangers” means, collectively, each of the RCF/TLB Arrangers and the TLF Lead Arranger.

- 5 - “Asset Sale” means: (1) the sale, conveyance, transfer or other disposition (whether in a single transaction or a series of related transactions) of property or assets (including by way of a Sale and Leaseback Transaction) of the Borrower or any Restricted Subsidiary; or (2) the issuance or sale of Equity Interests (other than Preferred Stock of Restricted Subsidiaries issued in compliance with Section 7.02 and directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) of any Restricted Subsidiary (other than to the Borrower or another Restricted Subsidiary) (whether in a single transaction or a series of related transactions) (each of the foregoing referred to in this definition as a “disposition”; “dispose” has a meaning correlative thereto). For the avoidance of doubt, the unwinding of Swap Contracts or Permitted Bond Hedge Transactions shall not be deemed to constitute an Asset Sale. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease. “Audited Financial Statements” means the audited combined balance sheet of the Borrower as of December 31, 2020, and the related combined statements of operations, comprehensive income (loss), cash flows and changes in equity for the fiscal year then ended, including the related notes thereto. “Availability Period” means in respect to each Class of the Revolving Credit Facility, the period from and including the Initial Funding Date to the earliest of (i) the Maturity Date for the Revolving Credit Facility of such Class, (ii) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the applicable L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

- 6 - “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Eurocurrency Rate (calculated in accordance with clause (b) of the definition of “Eurocurrency Rate”) plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Revolving Credit Loan, a Swing Line Loan, a Term B Loan or a Term F Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03(c) then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means: (1) For purposes of Section 3.03(c)(i), the first alternative set forth below that can be determined by the Administrative Agent: (a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, 0.42826% (42.826 basis points) for an Available Tenor of six-months’ duration, and 0.71513% (71.513 basis points) for an Available Tenor of twelve-months’ duration, or (b) the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points); provided that, if initially LIBOR is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and (2) For purposes of Section 3.03(c)(ii), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than (x) in the case of the Revolving Credit Facility and the Term F Facility, 0%, the Benchmark Replacement will be deemed to be 0% for the purposes of this Agreement and the other Loan Documents and (y) in the case of the Term B Facility, 0.50%, the Benchmark Replacement will be deemed to be 0.50% for the purposes of this Agreement and the other Loan Documents.

- 7 - Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then- current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bilateral L/C Provider” means BNP Paribas, solely with respect to the Existing Bilateral Letter of Credit. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” means as to any Person, the board of directors or managers, sole member or managing member, or other governing body, as applicable, of such Person (or, if such Person is owned or managed by a single entity, the board of directors or managers, sole member or managing member or other governing body of such entity) or any duly authorized committee thereof. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, a Term Borrowing, as the context may require. “Brazil Payment Agreement” means the Brazil Payment Agreement among certain Subsidiaries of the Borrower and certain Subsidiaries of IP with respect to required payments in the event of any sale of Brazilian forest lands by the Borrower or any of its Affiliates as described in the Form 10.

- 8 - “Brazil Receivables Factoring Program” means Qualified Receivables Factoring related to Receivables Assets of one or more Restricted Subsidiaries organized under the Laws of Brazil; provided that the aggregate amount of Indebtedness (other than Standard Securitization Undertakings) outstanding at any time thereunder shall not exceed the greater of (x) 100,000,000 Brazilian Real and (y) 1.0% of Total Assets. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such Eurocurrency Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means any such day that is also a London Banking Day; (b) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Eurocurrency Rate Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan, means a TARGET Day; (c) if such day relates to any interest rate settings as to a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, means any such day on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and (d) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or Euro in respect of a Eurocurrency Rate Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pursuant to this Agreement in respect of any such Eurocurrency Rate Loan (other than any interest rate settings), means any such day on which banks are open for foreign exchange business in the principal financial center of the country of such currency. “Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset that, in conformity with GAAP, is required to be capitalized and reflected in the property, plant and equipment or similar fixed asset accounts in the consolidated balance sheet of such Person and its Subsidiaries (and excluding, for the avoidance of doubt, normal replacements and maintenance which are properly charged under GAAP to current operations). “Capitalized Leases” means, at the time any determination thereof is to be made, the amount of the liability in respect of a finance or capital lease (and, for the avoidance of doubt, not a straight-line operating lease) that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuers or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Administrative Agent, the applicable L/C Issuer or Swing Line Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the respective L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Restricted Subsidiaries:

- 9 - (1) U.S. Dollars, Canadian dollars, Japanese yen, Sterling, Euro or the national currency of any participating member state of the European Union (as it is constituted on the Signing Date), Australian dollars and, with respect to any Foreign Subsidiaries, other currencies held by such Foreign Subsidiary in the ordinary course of business; (2) securities issued or directly guaranteed or insured by the government of the United States or any country that is a member of the European Union (as it is constituted on the Signing Date) or any agency or instrumentality thereof in each case with maturities not exceeding two years from the date of acquisition; (3) money market deposits, certificates of deposit, time deposits and eurodollar time deposits with maturities of two years or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding two years, and overnight bank deposits, in each case with any lender under the Credit Agreement or any other commercial bank having capital and surplus in excess of $250.0 million in the case of domestic banks or $100.0 million (or the dollar equivalent thereof) in the case of foreign banks; (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above and clause (6) below entered into with any financial institution meeting the qualifications specified in clause (3) above or securities dealers of recognized national standing; (5) commercial paper or variable or fixed rate notes issued by a corporation or other Person (other than an Affiliate of the Borrower) rated at least “P-2” or “A-2” or the equivalent thereof by either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within two years after the date of acquisition, and commercial paper or variable or fixed rate notes issued by or guaranteed by any Lender or any bank holding company owning any such Lender; (6) readily marketable direct obligations issued by any state, commonwealth or territory of the United States of America or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; (7) Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition, and securities of marketable short-term money market and similar highly liquid funds having assets in excess of $250.0 million; (8) investment funds investing at least 95.0% of their assets in investments of the types described in clauses (1) through (7) above and (9) and (10) below; (9) Investments with average maturities of 36 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agency); and (10) in the case of investments by any Foreign Subsidiary or investments made in a country outside the United States of America, other investments of comparable tenor and credit quality to those described in the foregoing clauses (1) through (9) customarily utilized in the countries where such Foreign Subsidiary is located or in which such investment is made. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (1) above; provided that such amounts are converted into any currency

- 10 - listed in clause (1) as promptly as practicable and in any event within 10 Business Days following the receipt of such amounts. “Cash Management Agreement” means any agreement or arrangement to provide cash management or treasury management services, including depository, overdraft, credit, purchasing or debit card, cash sweeps, ACH, zero balance, interstate depository network, electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that either (a) is a party to or provider of any Cash Management Agreement with the Borrower or any of its Subsidiaries at the time it (or its Affiliate) becomes a Lender (including on the Initial Funding Date) or (b) at the time it enters into or provides a Cash Management Agreement, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, in either case in its capacity as a party to such Cash Management Agreement. “CFC” means a Person that is a controlled foreign corporation under Section 957(a) of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means: (x) prior to the Spin-Off Date, the Borrower ceases to be a Wholly-Owned Subsidiary of IP; and (y) after the Spin-Off Date, any of the following: (a) an event or series of events by which any “person” or “group” becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock representing 35% or more of the voting power of all Voting Stock of the Borrower; or (b) (i) the direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and the Restricted Subsidiaries, taken as a whole, to any “person” or “group” or (ii) the merger, amalgamation or consolidation of the Borrower with another Person; provided that a transaction where the holders of all classes of Voting Stock of the Borrower immediately prior to such transaction own, directly or indirectly, Voting Stock representing more than 50% of the voting power of all the Voting Stock of the transferee person or group (in the case of clause (i)) or the Person surviving such merger, amalgamation or consolidation (in the case of clause (ii)), immediately after such transaction shall not be a Change of Control pursuant to this clause (b); or (c) a “change of control” or any comparable term under, and as defined in, the indenture governing the 2021 Notes or any agreement governing any other Material Indebtedness. As used in this definition, the terms “person” and “group” shall have the meanings as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan. Notwithstanding the foregoing: (A) the transfer of assets between or among the Restricted Subsidiaries and the Borrower shall not itself constitute a Change of Control; and (B) a “person” or “group” shall not be deemed to

- 11 - have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agreement so long as such person or group does not have the right to control the voting of such securities prior to the consummation of such transactions. “Class” means (i) with respect to any Commitment, its character as a Revolving Credit Commitment, Extended Revolving Commitment, Permitted Refinancing Revolving Credit Commitments, Term B Commitment, Term F Commitment, commitment in respect of Extended Term Loans or commitment in respect of Permitted Refinancing Term Loans (whether established by way of new Commitments or by way of conversion or extension of existing Commitments or Loans) designated as a “Class” in a Credit Extension Amendment and (ii) with respect to any Loan or Borrowing, whether such Loans or the Loans comprising such Borrowing, are made pursuant to the Revolving Credit Commitments or Extended Revolving Commitments, Term B Loan, Term F Loan, Extended Term Loan, Incremental Term Loan or a Permitted Refinancing Term Loan (whether made pursuant to new Commitments or by way of conversion or extension of existing Loans) designated as a “Class” in an Credit Extension Amendment; provided that notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the borrowing and repayment of Revolving Credit Loans shall be made on a pro rata basis across all Classes of Revolving Credit Commitments (except to the extent that any applicable Credit Extension Amendment pursuant to Section 2.15 or 10.01 provides that the Class of Revolving Credit Facility Loans established thereunder shall be entitled to less than pro rata repayments), and any termination of Revolving Credit Commitments shall be made on a pro rata basis across all Classes of Revolving Credit Commitments (except to the extent that any applicable Credit Extension Amendment pursuant to Section 2.15 or 10.01 provides that the Class of Revolving Credit Commitments established thereunder shall be entitled to less than pro rata treatment). Commitments or Loans that have different maturity dates, pricing (other than upfront fees and other similar fees) or other terms shall be designated separate Classes. There shall be a maximum of three Classes of Revolving Credit Commitments. “CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States. “CoBank Equities” is defined in Section 6.20(a). “Code” means the Internal Revenue Code of 1986. “Collateral” means all of the “Collateral” or other similar term referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties or, where applicable under foreign law, in favor of the Secured Parties. Notwithstanding anything in the Loan Documents to the contrary, the term “Collateral” shall not include any Excluded Assets. “Collateral and Guarantee Requirement” means, at any relevant time of determination, subject to (x) in the case of Foreign Obligors, the Agreed Guarantee and Security Principles and (y) with respect to the matters specified therein, Schedule 6.21, any or all of the following (as applicable): (a) each Domestic Subsidiary and each Foreign Subsidiary that is organized in an Approved Jurisdiction (other than Excluded Subsidiaries) shall have executed and delivered to the Administrative Agent a Guaranty; (b) (i) each Loan Party shall have executed and delivered to the Administrative Agent a U.S. Pledge and Security Agreement and/or other applicable Collateral Documents and (ii) the Obligations shall have been secured by a valid Lien on (A) in the case of Loan Parties that are Domestic Subsidiaries, all or substantially all of the assets of such Loan Parties (other than to the extent constituting Excluded Assets), (B) in the case of Foreign Obligors, such assets as are required to be pledged in accordance with the Agreed Guarantee and Security Principles and (C) Equity Interests owned by the Loan Parties (other than to the extent constituting Excluded Assets or, in the case of Equity Interests owned by a Foreign Obligor to the extent excluded pursuant to the Agreed Guarantee and Security Principles);

- 12 - (c) to the extent required to be delivered pursuant to the terms of the applicable Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Loan Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent’s and the Secured Parties’ security interest in such Collateral; (d) with respect to each Mortgaged Property, the applicable Loan Party shall have executed and delivered to the Administrative Agent: (i) a Mortgage encumbering such Mortgaged Property in favor of the Administrative Agent, for the benefit of the Secured Parties, duly executed and acknowledged by the applicable Loan Party and otherwise in form for recording in the local recording office where such Mortgaged Property is located, together with such certificates, affidavits, questionnaires or returns as may be necessary or advisable in connection with the recording or filing thereof to create a mortgage or deed of trust lien under the laws of the applicable jurisdiction on the Mortgaged Property and fixtures located thereon; (ii) a policy of title insurance (or marked-up title insurance commitment having the effect of a policy of title insurance) (a “Title Policy”) insuring the Lien of such Mortgage as a valid first mortgage or deed of trust Lien on the Mortgaged Property and in an amount not less than the Fair Market Value of such Mortgaged Property as reasonably determined by the Borrower, which Title Policy shall be issued by a nationally-recognized title insurance company selected by the applicable Loan Party (the “Title Company”) and include such endorsements that are available in the applicable jurisdiction as may reasonably be requested by the Administrative Agent and contain no other exceptions to title other than Permitted Liens; (iii) opinions, addressed to the Administrative Agent and the Secured Parties, of local counsel to the Loan Parties in each jurisdiction (i) where a Mortgaged Property is located regarding the enforceability of each such Mortgage and customary related matters and (ii) where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, regarding the due execution and delivery of each such Mortgage, each in form and substance reasonably acceptable to the Administrative Agent; (iv) a survey of such Mortgaged Property that is (A) (w) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (x) certified to the Administrative Agent and the Title Company, (y) compliant with the minimum requirements of the American Land Title Association as such requirements are in effect on the date of preparation thereof and (z) sufficient for the Title Company to remove the standard survey exception from the applicable Title Policy and to provide reasonable and customary survey-related endorsements thereto (if available) or (B) otherwise acceptable to the Administrative Agent (a “Survey”); provided, however, that a Survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the Title Company is delivered to the Administrative Agent and the Title Company and (y) the Title Company removes the standard survey exception from the applicable Title Policy and provides reasonable and customary survey- related endorsements thereto (if available); provided, further, that the Administrative Agent may waive the delivery of a Survey (and any other requirements set forth herein that the applicable Loan Party is unable to execute and deliver to the Administrative Agent as a result of such waiver) for that certain Mortgaged Property located in Eastover, South Carolina if the delivery of a Survey would be commercially impracticable; and (v) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination and, if such Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto together with a copy of an insurance policy or a certificate of insurance and a declaration page relating thereto showing coverage for flood insurance in an amount sufficient to comply with all applicable rules and regulations

- 13 - promulgated pursuant to the Flood Insurance Laws, each of which shall (A) be endorsed or otherwise amended to include a “standard” or “New York” lender’s loss payable or mortgagee endorsement (as applicable), (B) name the Administrative Agent, on behalf of the Secured Parties, as lenders’ loss payee/mortgagee, (C) identify the address of each property located in a special flood hazard area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent. (e) all (i) certificates (including certificates representing Equity Interests and powers in blank with respect thereto, subject to clause (b) of this definition), agreements, documents and instruments and other actions, including UCC financing statements, required by the Collateral Documents or reasonably requested by the Administrative Agent to be filed, delivered, registered, recorded or taken to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by the Collateral Documents or reasonably requested by the Administrative Agent, and with the priority required by, the Collateral Documents shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording and (ii) any Taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents shall have been paid; and (f) in the case of any of the foregoing executed and delivered after the Initial Funding Date, to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have received documents, Organization Documents, certificates, resolutions and opinions of the type referred to in Section 4.01(a)(iii), (iv) and (v) with respect to each such Person and its Guarantee and/or provision and perfection of Collateral; provided that (x) the Collateral shall not include any Excluded Assets or any assets of Foreign Obligors that are not required to be pledged in accordance with the Agreed Guarantee and Security Principles and (y) the Collateral and Guarantee Requirement shall not require (i) deposit or security account control agreements or control, lockbox or similar arrangements, unless otherwise provided by the Agreed Guarantee and Security Principles; (ii) any notices to be sent to account debtors or other contractual third parties (other than during the continuance of an Event of Default), unless otherwise provided by the Agreed Guarantee and Security Principles; (iii) any landlord or bailee waivers; (iv) certificated Equity Interests in pledged Foreign Subsidiaries (unless such Equity Interests are pledged under a Foreign Security Document) to be delivered for possession if the Administrative Agent and the Borrower reasonably determine that the cost of such delivery for possession exceeds the practical benefit to the Lenders afforded thereby, unless required by the Agreed Guarantee and Security Principles or (v) in the case of assets of any Foreign Subsidiary, or Equity Interests issued by any Foreign Subsidiary, such other action as are expressly specified as not required to be taken in the Agreed Guarantee and Security Principles (any perfection actions not required to be taken pursuant to clause (y) of this proviso shall be referred to as “Excluded Perfection Actions”). The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Initial Funding Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Initial Funding Date). “Collateral Documents” means, collectively, the U.S. Security and Pledge Agreement, the Foreign Security Documents, the Intellectual Property Security Agreements, the Mortgages, the Specified Account Agreement, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Obligations. “Commercial Letter of Credit” means a letter of credit qualifying as a “commercial letter of credit” under 12 C.F.R. Part 3, Appendix A, Section 3(b)(3)(i) or any successor U.S. Comptroller of the Currency regulation. “Commitment” means a Term B Commitment, a Term F Commitment or a Revolving Credit Commitment (including a Letter of Credit Commitment), as the context may require.

- 14 - “Commitment Fee” has the meaning specified in Section 2.09(a). “Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Competitor” means any Person that is a bona fide direct competitor of the Borrower or any of its Subsidiaries in the same industry or a substantially similar industry. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, with respect to any Person for any period, Consolidated Net Income of such Person and its Restricted Subsidiaries for such period plus, without duplication and to the extent deducted (or, in the case of clauses (7) and (9) below, not included) in calculating such Consolidated Net Income for such period, the sum of: (1) provisions for taxes based on income (or similar taxes in lieu of income taxes), profits, capital (or equivalents), including federal, foreign, state, or local, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period including taxes reimbursed to IP pursuant to the Tax Matters Agreement; (2) Consolidated Interest Expense and, to the extent not reflected in such Consolidated Interest Expense, any net losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk (or minus any net gains thereon to the extent included in calculating such Consolidated Net Income for such period), amortization or write-off of debt discount and debt issuance costs and commissions, premiums, discounts and other fees and charges associated with Indebtedness (including Consolidated Interest Expense of, and purchase discount fees in respect of, any Receivables Financing incurred by such Person and its Restricted Subsidiaries for that period); (3) depreciation and amortization expense and impairment charges (including deferred financing fees, capitalized software expenditures, intangibles (including goodwill), organization costs and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits); (4) any extraordinary, unusual or non-recurring expenses or losses (including fees, expenses and charges (and amortization thereof) associated with the Transactions), losses on sales of accounts receivable pursuant to a Receivables Financing, and restructuring and integration costs (whether or not classified as restructuring costs, charges or expenses on the consolidated financial statements of the Borrower) or reserves, including any severance costs, costs associated with office and facility openings, closings and consolidations, relocation costs and other non-recurring business optimization expenses;

- 15 - (5) any other non-cash charges, expenses or losses (except to the extent such charges, expenses or losses represent an accrual of or reserve for cash expenses in any future period or an amortization of a prepaid cash expense paid in a prior period); (6) transaction costs, fees, losses and expenses (in each case whether or not any transaction is actually consummated) (including any other transactions in connection therewith and any reorganization expenses, those relating to the transactions contemplated hereby, and those payable in connection with the sale of Equity Interests, the incurrence of Indebtedness permitted by Section 7.02, transactions permitted by Section 7.04, Asset Sales permitted by Section 7.05 or any Investment permitted by Section 7.06); (7) the amount of cost savings and other operating improvements and synergies projected by the Borrower in good faith to be realized as a result of any acquisition or Asset Sale (including the termination or discontinuance of activities constituting such business) of business entities or properties or assets, constituting a division or line of business of any business entity, division or line of business that is the subject of any such acquisition or Asset Sale, or from any operational change taken or committed to be taken during such period (in each case calculated on a Pro Forma Basis as though such cost savings and other operating improvements and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions to the extent already included in the Consolidated Net Income for such period; provided that such cost savings, operating improvements and synergies are reasonably anticipated to result from any action taken or expected to be taken within 18 months following such acquisition, disposition or operational change; provided, further, that the aggregate amount of adjustments in respect of synergies, cost savings and other operating improvements, when aggregated with the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operating improvements pursuant to the proviso to this definition, shall not exceed 15% of Consolidated EBITDA for such period prior to giving effect to such synergies, cost savings and other operating improvements for such period; (8) cash expenses relating to earnouts and similar obligations; (9) to the extent not otherwise included in Consolidated Net Income, proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not received so long as the Borrower in good faith expects to receive the same within one year from the date of the underlying loss (it being understood that (x) to the extent not actually received within such year, such proceeds shall be deducted in calculating Consolidated EBITDA for the applicable period and (y) to the extent received in a subsequent period, such amount shall not be added in calculating Consolidated EBITDA in such subsequent period)); and (10) any extraordinary, unusual or nonrecurring, exceptional, special or infrequent gain, loss or charge (including fees, expenses and charges (or any amortization thereof) associated with the Transactions (other than for the avoidance of doubt interest incurred on Indebtedness Incurred pursuant to the Transactions) or any acquisition, merger or consolidation, whether or not completed), any severance (which, for the avoidance of doubt, shall include retention, integration or excess pension or other excess charges), relocation, consolidation, closing, integration, facilities opening, business optimization, transition or restructuring costs, charges or expenses (whether or not classified as restructuring costs, charges or expenses on the consolidated financial statements of the Borrower), any signing, retention or completion bonuses, and any costs associated with curtailments or modifications to pension and post-retirement employee benefit plans, (11) the amount of any loss attributable to non-controlling interests; minus, to the extent reflected as income or a gain in the statement of such Consolidated Net Income for such period, the sum of: (a) any extraordinary, unusual or non-recurring income or gains; and

- 16 - (b) any other non-cash income or gains (other than the accrual of revenue in the ordinary course), but excluding any such items (i) in respect of which cash was received in a prior period or will be received in a future period or (ii) which represent the reversal in such period of any accrual of, or reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required, all as determined on a consolidated basis; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for any period, (A) the Consolidated EBITDA of any Person or properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by the Borrower or any of the Restricted Subsidiaries during such period and including any synergies, cost savings and other operating improvements to the extent reasonably anticipated to result from any action taken or expected to be taken within 18 months following such acquisition, disposition or operational change, or of any Subsidiary designated as a Restricted Subsidiary during such period, shall be included on a Pro Forma Basis for such period (but assuming the consummation of such acquisition or such designation, as the case may be, occurred on the first day of such period) (provided that the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operating improvements, when aggregated with the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operating improvements pursuant to clause (7) above, shall not exceed 15% of Consolidated EBITDA for such period prior to giving effect to such pro forma synergies, cost savings and other operating improvements for such period) and (B) the Consolidated EBITDA of any Person or properties constituting a division or line of business of any business entity, division or line of business, in each case, disposed of by the Borrower or any of the Restricted Subsidiaries during such period, or of any Subsidiary designated as an Unrestricted Subsidiary during such period, shall be excluded for such period (assuming the consummation of such Asset Sale or such designation, as the case may be, occurred on the first day of such period). Unless otherwise qualified, all references to “Consolidated EBITDA” in this Agreement shall refer to Consolidated EBITDA of the Borrower. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense, in each case, of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period. “Consolidated Interest Expense” means, of any Person for any period, (a) total cash interest expense (including that attributable to Capitalized Leases) of such Person and its Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, minus (b) the sum of (i) total cash interest income of such Person and its Restricted Subsidiaries for such period (excluding any interest income earned on receivables due from clients), in each case determined in accordance with GAAP plus (ii) any one-time financing fees (to the extent included in such Person’s consolidated interest expense for such period), including, with respect to the Borrower, those paid in connection with the initial issuance or any amendment of any Indebtedness. Unless otherwise qualified, all references to “Consolidated Interest Expense” in this Agreement shall refer to Consolidated Interest Expense of the Borrower. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period. “Consolidated Net Income” means, of any Person for any period, the consolidated net income (or loss) attributable to such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that in calculating Consolidated Net Income of the Borrower and its consolidated Restricted Subsidiaries for any period, there shall be excluded: (1) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, (2) the income (or loss) of any Person that is not a Restricted Subsidiary (including any income (or loss) from investments recorded in such Person under the equity method of accounting), except to the extent that any such income is actually received by the Borrower or such Restricted Subsidiary in the

- 17 - form of dividends or similar distributions or other payments (which dividends and distributions or other payments shall be included in the calculation of Consolidated Net Income), (3) solely for purposes of determining the amount available for Restricted Payments under clause (1) of the definition of “Cumulative Available Amount,” any income (but not loss) of any Restricted Subsidiary (other than the Guarantors) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower or a Guarantor by operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its stockholders (other than restrictions that have been waived or otherwise released), except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed (or to the extent converted, or having the ability to be converted, into cash or Cash Equivalents) (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause), (4) any income (loss) for such period attributable to the early extinguishment of Indebtedness or Swap Contracts, (5) (x) any gain or loss realized upon the sale, abandonment or other disposition of any asset of the Borrower or any Restricted Subsidiary (including pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined by the Borrower in good faith) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of the Borrower or any Restricted Subsidiary (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), (6) any extraordinary gain or loss for the Borrower and its Restricted Subsidiaries for such period, (7) the cumulative effect of a change in accounting principles, (8) any unrealized gains or losses in respect of Swap Contracts, (9) any unrealized foreign currency transaction gains or losses, including in respect of Indebtedness of any Person denominated in a currency other than the functional currency of such Person, (10) (i) any non-cash compensation charge arising from any grant of limited liability company interests, stock, stock options or other equity based awards and (ii) expenses related to non-cash compensation related expenses, (11) to the extent otherwise included in Consolidated Net Income, any unrealized foreign currency translation or transaction gains or losses, including in respect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary, (12) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments), non-cash charges for deferred tax valuation allowances and non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP, (13) to the extent covered by insurance and actually reimbursed (or the Borrower has determined that there exists reasonable evidence that such amount will be reimbursed by the insurer and such amount is not denied by the applicable insurer in writing within 180 days and is reimbursed within

- 18 - 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so reimbursed within such 365-day period)), any expenses, charges or losses with respect to liability or casualty events, (14) charges, losses, lost profits, expenses or write-offs to the extent indemnified or insured by a third party, including expenses covered by indemnification provisions in any agreement in connection with any acquisition permitted by Section 7.06, to the extent actually reimbursed (or the Borrower has determined that there exists reasonable evidence that such amount will be indemnified or reimbursed by the insurer or applicable third party and such amount is not denied by the applicable insurer or third party in writing within 180 days and is indemnified or reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so indemnified or reimbursed within such 365-day period)), and (15) the tax impact, if applicable, of the exclusion of any item pursuant to the foregoing clauses (1) through (14). Unless otherwise qualified, all references to “Consolidated Net Income” in this Agreement shall refer to Consolidated Net Income of the Borrower. “Consolidated Senior Secured Indebtedness” means, at any time, without duplication, the aggregate principal amount of all Consolidated Total Indebtedness and any Ratio Tested Committed Amount that, in each case, is either (x) except for purposes of calculating the amount of Indebtedness that can be issued pursuant to the Incremental Ratio Amount, secured by a Lien (other than Liens consisting of property or assets held in defeasance or deposited in trust for redemption, repayment, retirement, satisfaction, discharge or defeasance or similar arrangement for the benefit of the indebtedness secured thereby) as of such date or (y) solely for purposes of calculating the amount of Indebtedness that can be Incurred pursuant to the Incremental Ratio Amount as of such date, Incurred pursuant to the Incremental Ratio Amount. “Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period; provided that, for purposes of the foregoing calculation, in the event that the Borrower shall classify Indebtedness that is secured by Liens on property or assets of the Borrower and its Restricted Subsidiaries Incurred on the date of determination as Incurred (A) in part as Ratio Debt and/or pursuant to the Incremental Ratio Amount and (B) in part pursuant to one or more other clauses of Sections 7.01 and 7.02 that do not require compliance with a financial ratio or test (including the Consolidated Senior Secured Leverage Ratio) (as provided in Section 7.02(c)(x)), any calculation of Consolidated Senior Secured Indebtedness pursuant to this definition on such date (but not in respect of any future calculation following such date) shall not include any such Indebtedness (and shall not give effect to any repayment, repurchase, redemption, satisfaction and discharge, defeasance or other acquisition, retirement or discharge of Consolidated Senior Secured Indebtedness from the proceeds thereof) to the extent Incurred pursuant to any such other clause specified in clause (B) above. “Consolidated Tax Payments” has the meaning specified in Section 7.08(c)(xv). “Consolidated Total Indebtedness” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of indebtedness resulting from the application of purchase accounting in connection with any acquisition or similar Investment), consisting of Indebtedness for borrowed money, obligations in respect of all drawn and unreimbursed letters of credit, Capitalized Leases, purchase money Indebtedness and debt obligations evidenced by promissory notes or similar instruments and any Ratio Tested Committed Amount. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent:

- 19 - (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation; or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covenant Adjustment Date” means the earliest of: (i) the date on which (x) a court of competent jurisdiction has issued a final, non-appealable determination with respect to the Specified Disclosed Litigation (including as a result of a decision by the Borrower or any of its Subsidiaries not to pursue an available appeal) and (y) any taxes, interest, penalties and governmental court charges (including any judgment in respect of such amounts) payable by the Borrower or any of its Subsidiaries (the “Specified Disclosed Litigation Payable Amount”) as a result of such determination have been satisfied in full; (ii) the date on which Governmental Authorities in Brazil irrevocably abandon and relinquish, or otherwise irrevocably cease to pursue, the Specified Disclosed Litigation; and (iii) the date on which (x) the Borrower or any of its Subsidiaries has settled the Specified Disclosed Litigation (including by becoming party to an applicable amnesty program) and (y) any amounts payable by the Borrower or any of its Subsidiaries (the “Specified Disclosed Litigation Settlement Amount”) pursuant to the settlement agreement have been satisfied in full; provided that, in the case of clauses (i) and (iii), (A) IP has satisfied in full its obligation to reimburse/indemnify the Borrower in accordance with the provisions of the Tax Matters Agreement and (B) any Liens placed on the assets of the Borrower or any of its Restricted Subsidiaries by the Governmental Authorities in Brazil relating to the Specified Disclosed Litigation have been released. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Extension Amendment” means (i) any Permitted Refinancing Amendment and (ii) an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment or an amendment and restatement of this Agreement) providing for any Incremental Term Loans, Extended Term Loans, Incremental Increases or Extended Revolving Commitments, which shall be consistent with the applicable provisions of this Agreement (including the definition of “Class”) relating to Incremental Term Loans, Permitted Refinancing Term Loans, Extended Term Loans, Incremental Increases or Extended Revolving Commitments, as applicable, and otherwise reasonably satisfactory to the Administrative Agent and the Borrower. Each Credit Extension Amendment shall be executed by the Administrative Agent, the Swing Line Lender (to the extent Section 9.08 would require the consent of the Swing Line Lender for any amendment effected in such Credit Extension Amendment), the L/C Issuer (to the extent Section 10.01 would require the consent of the L/C Issuer for any amendment effected in such Credit Extension Amendment), the Loan Parties and the other parties specified in the applicable Section of this Agreement (but not any other Lender not specified in the applicable Section of this Agreement), but shall not effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to Section 10.01 unless such consents have been obtained. Any Credit Extension Amendment may include conditions for delivery of opinions of counsel and other documentation consistent with the conditions

- 20 - in Section 4.02 and certificates confirming satisfaction of conditions consistent with Section 4.01, all to the extent reasonably requested by the Administrative Agent or the other parties to such Credit Extension Amendment. “Cumulative Available Amount” means, as of any date of determination, an amount (which shall not be less than zero) equal to the sum (without duplication) of: (1) (x) $100,000,000 plus (y) 50.0% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which the Initial Funding Date occurs to the end of the Borrower’s most recently ended fiscal quarter for which internal financial statements are available at the time of determination, or, in the case that such Consolidated Net Income for such period is a deficit, minus 100.0% of such deficit, plus (2) 100.0% of the aggregate net cash proceeds, including cash and the Fair Market Value of assets (other than cash), received by the Borrower after the Initial Funding Date from the issue or sale of Qualified Equity Interests of the Borrower, including such Qualified Equity Interests issued upon exercise of warrants or options, plus (3) 100.0% of the aggregate amount of contributions to the capital (other than Disqualified Stock) of the Borrower received in cash and the Fair Market Value of assets (other than cash) after the Initial Funding Date, plus (4) the principal amount of any Indebtedness, or the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Stock, in each case, of the Borrower or any Restricted Subsidiary thereof (other than Indebtedness or Disqualified Stock issued to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary) issued after the Initial Funding Date that, in each case, has been converted into or exchanged for Qualified Equity Interests in the Borrower, plus (5) 100.0% of the aggregate amount received by the Borrower or any Restricted Subsidiary in cash and the Fair Market Value of assets (other than cash) received by the Borrower or any Restricted Subsidiary from: (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidiary of the Borrower) of Restricted Investments made after the Initial Funding Date by the Borrower and its Restricted Subsidiaries and from repurchases and redemptions of such Restricted Investments from the Borrower and its Restricted Subsidiaries by any Person (other than the Borrower or any of its Restricted Subsidiaries) and from repayments of loans or advances which constituted Restricted Investments (other than to the extent the Restricted Investment was made pursuant to Section 7.06(b)(vi)), or (B) the sale (other than to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary (other than an Unrestricted Subsidiary the primary assets of which are cash and/or Cash Equivalents)after the Initial Funding Date, plus (6) in the event any Unrestricted Subsidiary of the Borrower has been redesignated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower, in each case after the Initial Funding Date, the Fair Market Value of the Investment of the Borrower in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or conveyed, as applicable), other than in each case to the extent that the designation of such Subsidiary as an Unrestricted Subsidiary was made pursuant to Section 7.06(b)(vi) or constituted a Permitted Investment, plus

- 21 - (7) all Declined Amounts retained by the Borrower prior to the date of such determination and not utilized pursuant to Section 7.06(b)(viii). “Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial reorganization (recuperação judicial) or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Amount” has the meaning specified in Section 2.05(d). “Declining Lender” has the meaning specified in Section 2.05(d). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans under the Term B Facility plus (iii) 2% per annum; provided, however, that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the applicable L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender

- 22 - (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuers, the Swing Line Lender and each other Lender promptly following such determination. “Designated Jurisdiction” means any country or territory that is, or whose government is, the subject of any Sanction broadly prohibiting exports to, imports from or dealings with such government, country or territory or persons located or resident in such country or territory. “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non- Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation. “Disclosed Litigation” means litigation disclosed in the Form 10 and any other litigation disclosed on Schedule 5.06. “Disinterested Directors” means, with respect to any Affiliate Transaction, one or more members of the Board of Directors of the Borrower having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of any such Board of Directors shall not be deemed to have such a financial interest by reason of such member’s holding Equity Interests of the Borrower or any options, warrants or other rights in respect of such Equity Interests. “disposition” or “dispose” has the meaning specified in the definition of “Asset Sale.” “Disqualified Lender” means, on any date, (a) any Person identified by the Borrower to the Arrangers prior to August 6, 2021, (b) any other Person that is a Competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Lender” by written notice to the Administrative Agent (specifying such Person by legal name) not less than 2 Business Days prior to such date, (c) any Affiliates of any such entities identified under clauses (a) and (b) of this definition that are either (i) clearly identifiable as Affiliates on the basis of such Affiliate’s legal name or (ii) identified in writing by legal name in a written notice to the Administrative Agent and the Lenders not less than 2 Business Days prior to such date; provided that “Disqualified Lenders” shall exclude (x) any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent and the Lenders from time to time and (y) any bona fide debt fund or investment vehicle of any Competitor that is engaged in making, purchasing, holding or otherwise investing in commercial loans, fixed-income instruments, bonds and similar extensions of credit in the ordinary course of business with separate fiduciary duties to investors in such fund or vehicle. “Disqualified Stock” means, with respect to any Person, any Equity Interest that by its terms, or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable, or upon the happening of any event: (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, excluding Equity Interests convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary, provided that any such conversion or exchange shall be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable; or (c) is redeemable at the option of the holder thereof, in whole or in part; in the case of each of the foregoing clauses (a), (b) and (c), on or prior to the date that is 91 days after the latest Maturity Date then in effect (as of the date of the issuance, grant, sale, distribution or other provision of such Equity Interests to holders thereof); provided that any Equity Interest that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Equity Interest upon the occurrence of an “asset sale” or “change of control” occurring prior to the date that is 91 days after

- 23 - the latest Maturity Date (as of the date of the issuance, grant, sale, distribution or other provision of such Equity Interests to holders thereof), shall not constitute Disqualified Stock if the “asset sale” or “change of control” provisions applicable to such Equity Interests are not more favorable to the holders of such Equity Interests than the provisions of Section 7.05 or Section 8.01(k) to the Lenders; provided that only the portion of Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable prior to such date shall be deemed to be Disqualified Stock. Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or any of its Subsidiaries or by any such plan to such employees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employees’ termination, death or disability and (ii) any class of Equity Interests of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of Equity Interests (other than Disqualified Stock) shall not be deemed to be Disqualified Stock. “Documentation Agents” means Crédit Agricole Corporate and Investment Bank, BNP Paribas, PNC Capital Markets LLC and Sumitomo Mitsui Banking Corporation. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, a State thereof or the District of Columbia. “DQ List” has the meaning specified in Section 10.06(g)(iii). “Dutch Auction” has the meaning specified in Section 10.06(h). “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. “Early Opt-in Election” means the occurrence of: (1) a determination by the Administrative Agent, or a notification by the Borrower to the Administrative Agent that the Borrower has made a determination, that U.S. dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section 3.03(c), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (2) the joint election by the Administrative Agent and the Borrower to replace LIBOR with a Benchmark Replacement and the provision by the Administrative Agent of written notice of such election to the Lenders. “ECF Prepayment Percentage” means, for any relevant fiscal year of the Borrower, (a) 75% if the Consolidated Leverage Ratio as of the last day of such fiscal year is greater than or equal to 3.50 to 1.00, (b) 50% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, (c) 25% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00, and (d) 0% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 2.50 to 1.00.

- 24 - “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Record” has the meaning assigned to such term by 15 U.S.C. § 7006, as it may be amended from time to time. “Electronic Signature” has the meaning assigned to such term by 15 U.S.C. § 7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). For the avoidance of doubt, any Disqualified Lender is subject to Section 10.06(g). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws (including the common law), regulations, ordinances, rules, judgments, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to Hazardous Materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization from a governmental agency required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that, for all purposes other than Section 7.06 and the definition of “Restricted Payment”, Equity Interests shall exclude (in each case prior to conversion or settlement into Equity Interests) debt securities convertible into Equity Interests (irrespective of whether required to be settled in or converted into Equity Interests or cash) prior to such conversion.

- 25 - “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Section 430 or 432 of the Code or Section 303 or 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Euro” and “€” mean the single currency of the Participating Member States. “Eurocurrency Rate” means: (a) With respect to any Credit Extension: (i) denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; (ii) denominated in Euro, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; and (iii) with respect to a Credit Extension denominated in any other Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.06(a); and (b) for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;

- 26 - provided that (x) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further, that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent; and (y)(i) with respect to the Revolving Credit Facility and the Term F Facility, if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement and (ii) with respect to the Term B Facility, if the Eurocurrency Rate shall be less than 0.50%, such rate shall be deemed 0.50% for purposes of this Agreement. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of “Eurocurrency Rate”. Eurocurrency Rate Loans may be denominated in Dollars or in an Alternative Currency. All Loans denominated in an Alternative Currency must be Eurocurrency Rate Loans. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any fiscal year of the Borrower, the excess (if any) of: (a) Consolidated EBITDA for such fiscal year, minus (b) the sum (for such fiscal year, without duplication) of: (i) Consolidated Interest Expense actually paid in cash by the Borrower or any of its Restricted Subsidiaries, (ii) the aggregate amount of scheduled or (other than in respect of Loans to the extent applied to amortization payments due after the end of such fiscal year) voluntary principal payments, repayments, repurchases and redemptions of Indebtedness made by the Borrower or any of its Restricted Subsidiaries during such fiscal year, and mandatory prepayments of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a disposition that resulted in an increase to Consolidated Net Income of the Borrower and its Subsidiaries and not in excess of such increase, in each case but only to the extent that amounts subject to such payments, repayments, repurchases and redemptions by their terms cannot be re-borrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, (iii) Capital Expenditures, Permitted Acquisitions and similar Investments (including Investments in Joint Ventures and Minority Investments, but excluding Investments in cash and Cash Equivalents) actually made in cash by the Borrower and its Restricted Subsidiaries during such fiscal year, excluding Investments made utilizing the Cumulative Available Amount; (iv) all taxes actually paid in cash by the Borrower and its Restricted Subsidiaries during such fiscal year including taxes reimbursed to IP pursuant to the Tax Matters Agreement, (v) (A) items added to Consolidated Net Income in determining Consolidated EBITDA (1) pursuant to clause (7), (9) (except to the extent of cash received) and the final proviso of the definition of “Consolidated EBITDA” and (2) pursuant to clauses (4), (6) and (10) of the definition of “Consolidated EBITDA”, with respect to this clause (2) to the extent paid in cash during such fiscal year and (B) items excluded from the calculation of Consolidated Net Income pursuant to clause (6) and (13) of such definition to the extent paid in cash during such fiscal year, (vi) payments made in cash on earnout and similar obligations by the Borrower and its Restricted Subsidiaries during such fiscal year, (vii) the difference (whether positive or negative) of the amount of net working capital at the end of such fiscal year over the amount thereto at the end of the previous fiscal year (other than any such difference resulting from fluctuations in exchange rates),

- 27 - (viii) the amount of Restricted Payments paid during such fiscal year pursuant to Section 7.06(b), (ix) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and its Restricted Subsidiaries during such fiscal year that are required to be made in connection with any prepayment of Indebtedness, (x) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such fiscal year with respect to which such Excess Cash Flow measurement is being calculated and relating to Permitted Acquisitions, Capital Expenditures or acquisitions or other Investments to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such fiscal year; provided that to the extent the aggregate amount utilized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions or other investments during such fiscal year is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such fiscal year, (xi) [reserved]; (xii) all other non-cash items increasing Consolidated EBITDA for such fiscal year, (xiii) cash payments made by the Borrower and its Restricted Subsidiaries during such fiscal year in respect of long-term pension liabilities (other than Indebtedness); and (xiv) the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period (and were not expensed in a prior period and will not be expensed in a future period) or are not, were not, and will not be deducted (or were and will be excluded) in calculating Consolidated Net Income or were otherwise added back to Consolidated EBITDA; plus (c) the sum of (i) items deducted from Consolidated Net Income in determining Consolidated EBITDA pursuant to clauses (4) and (10) of the definition of “Consolidated EBITDA”, to the extent received in cash during such fiscal year and (ii) items excluded from the calculation of Consolidated Net Income pursuant to clause (6) of such definition to the extent received in cash during such fiscal year; provided that, in the case of clauses (b)(iii), (ix), (x), (xi) and (xiv) above, amounts financed (or expected to be financed, as applicable) with proceeds of an incurrence of Indebtedness (other than extensions of credit under the Revolving Credit Facility) shall not be deducted in calculated Excess Cash Flow. “Excluded Assets” means the following with respect to assets of Loan Parties organized in a jurisdiction in the United States: (i)(A) any fee-owned real property with a Fair Market Value less of less than $10,000,000 (unless a security interest in such real property can be perfected by a general filing or without additional perfection steps), (B) any fee-owned real property located in the State of New York as of the Initial Funding Date and, with respect to any fee-owned real property located in the State of New York acquired after the Initial Funding Date, so long as the recording of a mortgage thereon would require a mortgage recording tax in excess of $2,000,000 (in each case, unless a security interest in such real property can be perfected by a general filing or without additional perfection steps) and (C) any leasehold interests in real property (unless a security interest in such leasehold interest can be perfected by a general filing or without additional perfection steps); (ii) assets of a Loan Party the pledge of or security interest in which is prohibited by any law, rule or regulation applicable to such Loan Party; (iii) Equity Interests in any Person that is not a Subsidiary to the extent that a Lien thereon is prohibited by or requires the consent (other than of a Loan Party or any of their Affiliates) under the Organization Documents or joint venture documents of such Person and such consent has not been obtained (with no obligation to seek any such consent); (iv) solely to the extent the pledge of any greater percentage would result in material adverse tax consequences to

- 28 - the Borrower, any voting Equity Interests constituting more than 65% of the voting Equity Interests in any first-tier subsidiary of any Loan Party that is (A) a CFC that is not organized in an Approved Jurisdiction or (B) a Foreign Holding Company; (v) any of the Equity Interests of Subsidiaries that are held by any (A) CFC that is not organized in an Approved Jurisdiction or (B) Foreign Holding Company; (vi) assets to the extent a security interest in such assets would result in material adverse tax consequences or material adverse regulatory consequences to the Borrower and its Restricted Subsidiaries (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction), in each case as reasonably determined by the Borrower, other than an adverse tax consequence under Section 956 of the Code attributable to assets of a Loan Party organized in an Approved Jurisdiction; (vii) any lease, license, contract, or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license, contract or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary thereof); (viii) any Equity Interests in a public company to the extent the grant thereof, after giving effect to applicable safe harbors and other exceptions, would violate applicable U.S. margin regulations; (ix) any accounts used solely as (A) payroll accounts, (B) employee wage and benefit accounts, (C) withholding tax accounts, (D) escrow accounts, or fiduciary or trust accounts maintained solely for the benefit of a Person that is not a Loan Party and (E) accounts into which are deposited solely collections or proceeds of Receivables Assets subject to a Receivables Financing permitted under this Agreement that does not permit any other Liens on such account; (x) those assets as to which the Administrative Agent and the Borrower reasonably agree in writing that the costs of obtaining, perfecting or maintaining a security interest in such assets exceeds the Fair Market Value thereof (which Fair Market Value shall be determined by the Borrower in its reasonable judgment) or the practical benefit to the Lenders afforded thereby; (xi) motor vehicles and other assets to the extent perfection must be obtained through notation on a certificate of title (other than to the extent a security interest therein can be perfected by filing a UCC-1 or similar filings under applicable law, or without additional perfection steps), letter of credit rights (other than to the extent a security interest therein can be perfected by filing a UCC-1 or similar filings under applicable law, or without additional perfection steps) and commercial tort claims other than Material Commercial Tort Claims; (xii) any cash collateral provided to third parties (including sureties) in the ordinary course of business to the extent the agreements governing such Permitted Lien do not permit any other Liens thereon; (xiii) any intent-to-use trademark application filed in the United States Patent and Trademark Office, unless and until acceptable evidence of use of the trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such trademark application prior to such filing would adversely affect the enforceability or validity of such trademark application; (xiv) any property and assets the pledge of which would violate applicable Law or any contract binding on such property or asset at the time of acquisition thereof and not entered into in contemplation of such acquisition, or require any contractual third party consent thereunder or governmental consent, approval, license or authorization; (xv) [reserved]; (xvi) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted thereby; (xvii) any Equity Interests in any Subsidiary that is a not for profit entity so long as such Subsidiary continues to be a not for profit entity; (xviii) any Receivables Assets that are sold or factored pursuant to a Receivables Financing permitted by this Agreement; and (xix) other than with respect to Obligations under the Term F Facility, the CoBank Equities; provided that the exceptions in clauses (ii), (iii), (vii), (xiv) and (xvi) above shall apply only to the extent, and for so long as, such prohibition, requirement or restriction described therein is effective after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable law and shall not apply to proceeds and receivables of the assets subject to the prohibition, requirement or restriction described in such clauses (unless otherwise excluded under any other clause of this definition). “Excluded Perfection Actions” has the meaning given thereto in the proviso to the definition of “Collateral and Guarantee Requirement.” “Excluded Subsidiary” means (a) any Foreign Holding Company, (b) any Subsidiary that is not a direct or indirect Wholly-Owned Subsidiary of the Borrower, (c) any Immaterial Subsidiary, (d) any CFC (other than a CFC that is organized in an Approved Jurisdiction), and any Subsidiary that is a direct or indirect Subsidiary of a CFC (other than a CFC that is organized in an Approved Jurisdiction), (e) any Subsidiary that is prohibited by applicable Law or contract (with respect to any such contractual restriction, only to the extent existing on the Initial Funding Date or the date on which the applicable Person is acquired (and not created in contemplation of such acquisition)) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval,

- 29 - license or authorization to provide a Guarantee (unless such consent, approval, license or authorization has been received), (f) any bankruptcy remote special purpose receivables entity or captive insurance company designated by the Borrower and permitted hereunder, (g) each Unrestricted Subsidiary, (h) any Subsidiary that is a not-for-profit entity so long as such Subsidiary continues to be a not-for-profit entity, (i) any Foreign Subsidiary that is formed or acquired after the Signing Date that is not required to provide a Guaranty as contemplated by the Agreed Guarantee and Security Principles and (j) any other Subsidiary in circumstances where the Borrower and the Administrative Agent reasonably agree that the cost or burden of providing a Guaranty outweighs the benefit afforded thereby; provided that in no event shall any Subsidiary that (but only for so long as it) guarantees (or is a borrower or issuer in respect of) the 2021 Notes or any other Material Indebtedness of any Loan Party be an Excluded Subsidiary (it being understood, that if a Subsidiary referred to this proviso is organized in a jurisdiction that is not an Approved Jurisdiction, solely with respect to such Subsidiary for purposes of the definitions of “Excluded Assets,” “Excluded Subsidiary” and “Foreign Holding Company” the jurisdiction of organization of such Subsidiary shall be treated as an Approved Jurisdiction). “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to Recipient or required to be withheld or deducted from payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the applicable Commitment or, to the extent a Lender acquires an interest in a Loan not funded pursuant to a prior Commitment, acquires such interest in such Loan (other than pursuant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) or 3.01(g), (d) any Taxes imposed pursuant to FATCA and (e) any amount of Tax to be withheld in Luxembourg under the law of 23 December 2005, as amended, introducing a withholding tax on interest payments made by a Luxembourg paying agent to individual beneficial owners resident in Luxembourg. “Existing Bilateral Letter of Credit” means that certain GARANTIE AUTONOME A PREMIERE DEMANDE N˚ 306386/21, dated March 2, 2021 issued by the BNP Paribas naming SVD 87 as beneficiary, as the same may be amended, modified, restated or supplemented from time to time; provided that the aggregate face amount shall not exceed €50,000,000 at any time (including after giving effect to any automatic increases). “Existing Letters of Credit” means, collectively, those Letters of Credit set forth on Schedule 1.01(a). Existing Letters of Credit shall be deemed, as of the Initial Funding Date, to be outstanding under the Revolving Credit Facility. “Extended Revolving Commitment” has the meaning assigned to such term in Section 10.01. “Extended Term B Loan” has the meaning assigned to such term in Section 10.01.

- 30 - “Extended Term F Loan” has the meaning assigned to such term in Section 10.01. “Extended Term Loan” has the meaning assigned to such term in Section 10.01. “Extraordinary Receipt” means any settlement of or payment in respect of any property or casualty insurance claim (excluding any claim in respect of business interruption) or any taking or condemnation proceeding relating to any asset of the Borrower or any Restricted Subsidiary, excluding any proceeds received by any Person in respect of any third-party claim against such person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto in each case in excess of $2,500,000. “Facility” means the Term B Facility, the Term F Facility or the Revolving Credit Facility, as the context may require, and includes any additional Class of Loans or Commitments established by a Credit Extension Amendment. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (i) contingent indemnification obligations that are not yet due and (ii) Secured Bilateral L/C Obligations and obligations and liabilities under Secured Cash Management Agreements and Secured Hedge Agreements), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto reasonably satisfactory to the Administrative Agent (to the extent the Administrative Agent is a party to such arrangements) and the applicable L/C Issuers shall have been made). “Factoring Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or such Restricted Subsidiary may sell, convey, assign or otherwise transfer Receivables Assets (which may include a backup or precautionary grant of security interest in such Receivables Assets so sold, conveyed, assigned or otherwise transferred or purported to be so sold, conveyed, assigned or otherwise transferred) to any Person that is not a Restricted Subsidiary; provided that any such Person that is a Subsidiary meets the qualifications in clauses (1) through (3) of the definition of “Receivables Subsidiary.” “Fair Market Value” means, with respect to any asset or property on any date of determination, the value of the consideration obtainable in a sale of such asset or property in an arm’s-length transaction between a willing seller and a willing buyer (as determined in good faith by the Borrower, whose determination will be conclusive for all purposes under this Agreement). “Farm Credit Lender” means a federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as

- 31 - determined by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means, collectively, (i) the second amended and restated engagement letter agreement, dated September 13, 2021 among IP and the Arrangers, (ii) each fee letter related to this Agreement or one or more Facilities hereunder between IP and an Arranger and (iii) each separate written agreement between the Borrower and the applicable party described in Section 2.03(j) or 2.09(b). “Financial Covenant Event of Default” has the meaning specified in Section 8.01(b). “Financial Covenant Facilities” means, collectively, the Revolving Credit Facility and the Term F Facility and any other facility hereunder designated as such pursuant to a Credit Extension Amendment. “Financial Covenants” means the covenants set forth in Section 7.11, as such Section is in effect from time to time. “Financial Letter of Credit” means a standby letter of credit supporting indebtedness owing to third parties and qualifying as a “financial standby letter of credit” as defined in 12 C.F.R. Part 3, Appendix A (Risk-Based Capital Guidelines), Section 4 or any successor regulation. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Holding Company” means any Subsidiary that has no material assets other than Equity Interests (or Equity Interests and debt) of one or more Foreign Subsidiaries of the Borrower that are CFCs (other than Foreign Subsidiaries organized in an Approved Jurisdiction). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Obligor” means a Loan Party that is a Foreign Subsidiary. “Foreign Plan” means any pension plan, benefit plan, fund (including any superannuation fund) or other similar program established, maintained or contributed to by the Borrower or any Subsidiary for the benefit of employees of the Borrower or any Subsidiary employed and residing outside the United States (other than any plans, funds or other similar programs that are maintained exclusively by a Governmental Authority), which plan, fund or other similar program provides, or results in, retirement income or a deferral of income in contemplation of retirement, and which plan is not subject to ERISA. “Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable Law, on or before the due date for such contributions or payments, (c) the receipt of a notice from a Governmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by the Borrower or any Subsidiary under applicable Law on account of the complete or partial termination of such Foreign Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable Law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any Subsidiary, or the imposition on the Borrower or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable Law.

- 32 - “Foreign Security Documents” means the Initial Funding Date Foreign Security Documents and the other security agreement, pledge agreement, document or instrument that creates or purports to create a Lien favor of the Administrative Agent for the benefit of the Secured Parties or, if applicable, the Secured Parties, with respect to the assets of a Foreign Obligor or Equity Interests issued by a Foreign Subsidiary. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “Form 10” means the registration statement on Form 10, including the exhibits and the accompanying information statement included therewith, filed by the Borrower with the SEC, as most recently amended prior to the Signing Date. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders, as applicable, or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Indemnity Letter” means a funding indemnity letter in a form and substance reasonably satisfactory to the Administrative Agent. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, subject to the provisions of Section 1.03. “GHG Emissions” means the sum of the Borrower’s and its Subsidiaries’ total (i) scope 1 emissions, (ii) scope 2 emissions and (iii) scope 3 emissions for any calendar year into an enterprise-total, with all measurements, quantifications and reporting of Greenhouse Gas (GHG) Emissions completed in accordance with the Greenhouse Gas Protocol Corporate Accounting and Reporting Standard (Revised Edition) (GHG Protocol). “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other

- 33 - manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien), other than a Lien of the type permitted by clauses (17) and (24) of the definition of “Permitted Liens”. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. The term “Guarantee” shall not include (i) endorsements of instruments for deposit or collection in the ordinary course of business, (ii) any obligation to the extent it is payable only in any Equity Interest (excluding Disqualified Stock) issued by the Borrower and (iii) any Lien on the Equity Interests of a Joint Venture securing Joint Venture Debt. “Guarantors” means (a) as of the Initial Funding Date, each of the Subsidiaries of the Borrower indicated as a Guarantor on Schedule 5.13(a) and (b) any other Subsidiary of Borrower that executes a joinder to the Guaranty in accordance with the provisions of this Agreement, and, in each case, their respective successors and assigns, until such Person has been released from the Guaranty in accordance with the provisions of this Agreement. “Guaranty” means that certain Guaranty Agreement, to be dated as of the Initial Funding Date, by the Borrower and the Guarantors in favor of the Administrative Agent and the Secured Parties, substantially in the form of Exhibit I, and including as supplemented or joined from time to time by the execution and delivery of supplements and joinders as provided therein or as otherwise reasonably acceptable to the Administrative Agent, and any other document pursuant to which any Person Guarantees any portion of the Obligations. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polyfluoroalkyl and perfluoroalkyl substances, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” means any Person that either (a) is a party to a Swap Contract permitted under Article VI or VII at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Initial Funding Date) or (b) at the time it enters into a Swap Contract permitted under Article VI or VII, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, in its capacity as a party to such Swap Contract. “Honor Date” has the meaning assigned to such term in Section 2.03(c). “Immaterial Subsidiary” means as of any date, any Restricted Subsidiary that, together with its Subsidiaries, (a) has assets having an aggregate book value, as of the end of the most recently ended fiscal year of the Borrower, of less than 5.0% of the consolidated total assets of the Borrower as of such date and (b) accounted for less than 5.0% of the consolidated revenues of the Borrower for the most recently ended fiscal year of the Borrower, in each case, as determined pursuant to the financial statements of the Borrower delivered pursuant to Section 4.01(a)(viii) and indicated as such on Schedule 5.13(a) or as determined pursuant to the most recently delivered financial statements of the Borrower delivered after the Initial Funding Date pursuant to Section 6.01(a) or (b); provided that (i) Immaterial Subsidiaries, together with their Subsidiaries, taken as a whole, shall (x) have assets having an aggregate book value, as of the end of the most recently ended fiscal year of the Borrower, of less than 10.0% of the consolidated total assets of the Borrower as of such date and (y) account for less than 10.0% of the consolidated revenues of the Borrower for the most recently ended fiscal year of the Borrower, in each case, as determined pursuant to the financial statements of the Borrower delivered pursuant to Section 4.01(a)(viii) or the most recently delivered financial statements of the Borrower delivered after the Initial Funding Date pursuant to Section 6.01(a) or (b) and (ii) solely with respect to any Restricted Subsidiary that has been acquired or created after the Signing Date or the most recently delivered financial statements of the Borrower delivered pursuant to Section 6.01(a) or (b), the assets and revenue determinations set forth above (including for purposes of the aggregate test) shall be made by the Borrower based on information concerning such Restricted Subsidiary that is reasonably available to the Borrower at the date of determination and subsequent to the Signing Date or the most recently delivered financial statements of the Borrower delivered pursuant to Section 6.01(a) or (b).

- 34 - “Impacted Loans” has the meaning assigned to such term in Section 3.03. “Improvements” has the meaning assigned to such term in the definition of “Permitted Liens.” “Increase Effective Date” has the meaning assigned to such term in Section 2.14(c). “Incremental Available Amount” means the sum of (a) the Incremental Fixed Amount plus (b) the Incremental Ratio Amount; provided, (i) that the Borrower may select utilization under clause (a) or (b) above in its sole discretion, (ii) Indebtedness under any Incremental Increase or Incremental Equivalent Debt may be incurred simultaneously under clause (a) or (b) above, and proceeds from any such incurrence may be utilized in a single transaction by, unless the Borrower elects otherwise, first calculating the incurrence under clause (b) above and then calculating the incurrence under clause (a) and (iii) in the event that the Borrower incurs Indebtedness under clause (a) above and, subsequent to such incurrence, all or any portion of such Indebtedness would be permitted to be incurred under clause (b) above, such Indebtedness shall automatically be reclassified as having been incurred under clause (b) above and the Borrower’s availability under clause (a), shall be deemed restored to the extent of such reclassification; provided that borrowings under the Revolving Credit Facility or any other revolving credit facility shall not be excluded in such calculation. “Incremental Equivalent Debt” means Indebtedness of the Borrower in an amount not to exceed the then available Incremental Available Amount consisting of the issuance of one or more series of notes (whether issued in a public offering, Rule 144A or other private placement or purchase or otherwise) or loans or any bridge financing in lieu of the foregoing; provided that any such Indebtedness shall (a) not be guaranteed by any Person which is not a Loan Party or be secured by any assets not constituting Collateral, (b) rank pari passu in right of payment with, or subordinated in right of payment to, the Loans and any other Incremental Increases and Incremental Equivalent Debt, (c) be unsecured or be secured on a subordinated basis to, or (solely in the case of notes or bridge financing) on a pari passu basis with, the Loans and any other Incremental Increases and Incremental Equivalent Debt, (d) in the case of secured Indebtedness, be subject to a customary intercreditor agreement reasonably satisfactory to the Administrative Agent, and (e) be subject to the applicable terms and conditions set forth in Section 2.14(a)(iv), (v) and (vi) and Section 2.14(d)(i)(B) and (C) with respect to an Incremental Term Loan. “Incremental Fixed Amount” means the sum of: (a) an amount equal to the greater of (i) 50% of Consolidated EBITDA for the Measurement Period most recently ended, calculated on a pro forma basis, and (ii) $250,000,000; plus (b) an amount equal to (i) all voluntary prepayments redemptions, defeasement, purchases or reductions of Term Loans, Incremental Term Loans, Incremental Equivalent Debt and all other Indebtedness (other than Indebtedness consisting of revolving credit facilities) secured by Liens on the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the Obligations, in each case including purchases of any Indebtedness by the Borrower or any of its Subsidiaries at or below par, in which case the amount of voluntary prepayments of such Indebtedness shall be deemed not to exceed the actual purchase price of such Indebtedness below par and (ii) all permanent commitment reductions in respect of the Revolving Credit Facility and all other Indebtedness consisting of revolving credit commitments secured by Liens on the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the Obligations and other than, in each case under clauses (i) and (ii), from prepayments funded with proceeds of long-term Indebtedness (other than the Revolving Credit Facility); minus (c) all Incremental Equivalent Debt incurred in reliance on the Incremental Fixed Amount. “Incremental Increases” has the meaning specified in Section 2.14(a). “Incremental Ratio Amount” means an unlimited amount such that, after giving Pro Forma Effect to such Incurrence (including the use of proceeds thereof) and any related transactions (or, at the Borrower’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness after giving Pro Forma Effect to the Incurrence of the entire committed amount of such

- 35 - Indebtedness and any related transactions (such committed amount, a “Ratio Tested Committed Amount”), in which case such Ratio Tested Committed Amount may thereafter be borrowed, in whole or in part, from time to time, without further compliance with this clause) (and assuming that the full amount of the commitments in respect of the applicable Incremental Increase is fully drawn but excluding any Incremental Increase simultaneously incurred under the Incremental Fixed Amount), the Consolidated Senior Secured Leverage Ratio, calculated on a pro forma basis as of the last day of the Measurement Period most recently ended, does not exceed 2.20 to 1.00. “Incremental Term A Loans” has the meaning assigned to such term in Section 2.14(a). “Incremental Term B Loans” has the meaning assigned to such term in Section 2.14(a). “Incremental Term Loans” has the meaning assigned to such term in Section 2.14(a). “Incur” means, with respect to any Indebtedness, Equity Interest or Lien, to issue, assume, enter into any guarantee of, incur or otherwise become liable, for such Indebtedness, Equity Interest or Lien, as applicable; and the terms “Incurs,” “Incurred,” and “Incurrence” shall have a correlative meaning; provided that any Indebtedness, Equity Interest or Lien of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amalgamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it becomes a Subsidiary. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (1) the principal of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments, (c) in respect of letters of credit or similar instruments (or, without duplication, reimbursement agreements in respect thereof), (d) representing the deferred and unpaid purchase price of any property (including Capitalized Leases), except (i) any such balance that constitutes a trade payable, accrued expense or similar obligation to a trade creditor, in each case Incurred in the ordinary course of business and (ii) any earnout obligation until and unless the payment of which has been determined by such Person in good faith to be probable (in the amount so determined), (e) obligations under or in respect of Receivables Financings, (f) all obligations attributable to Synthetic Lease Obligations related to tangible property; (2) to the extent not otherwise included, any guarantee by such Person of the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); (3) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person) provided, however, that the amount of such Indebtedness will be the lesser of (a) the Fair Market Value of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person; (4) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); provided, however, that such amount shall only apply for each of clauses (1)(a), (1)(b), (1)(d) and (1)(f) above, if and to the extent any of the foregoing Indebtedness would appear as a liability on an unconsolidated balance sheet of such Person prepared in accordance with GAAP (but excluding contingent liabilities which appear only in a footnote to a balance sheet). For the avoidance of doubt, and without limitation of the foregoing, (x) the term “Indebtedness” shall not include any letter of credit that secured performance, bonds that secure performance, surety bonds or similar instruments that are issued in the ordinary course of business, (y) neither the obligations of the Borrower under any Permitted Warrant Transaction nor the obligations of the Borrower under any Permitted Bond Hedge Transaction

- 36 - shall constitute Indebtedness and (z) Permitted Convertible Indebtedness shall at all times prior to the repurchase, conversion or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of nationally recognized standing that is, in the good faith determination of the Borrower, qualified to perform the task for which it has been engaged and is independent with respect to the transaction being considered. “Individual Contributors” means the number of employees of pay grade 14 and above regardless if they manage people. “Information” has the meaning specified in Section 10.07. “Initial Funding Date” means the date, after the Signing Date, on which the conditions set forth in Section 4.01 are satisfied. “Initial Funding Date Foreign Security Documents” means the agreements, instruments and documents set forth on Schedule 1.01(d). “Intellectual Property Security Agreement” has the meaning specified in the U.S. Security and Pledge Agreement. “Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swing Line Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition). “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, three or six months thereafter (in each case, subject to availability), as selected by the Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Borrower and consented to by all the Appropriate Lenders; provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Eurocurrency Rate Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date.

- 37 - “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment at any time outstanding shall be (i) the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital or repayment of principal received in respect of such Investment that, in each case, is received in cash or Cash Equivalents. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other rating agency. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents); (2) securities that have an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries; (3) investments in any fund that invests at least 95.0% of its assets in investments of the type described in clauses (1) and (2) above and clause (4) below which fund may also hold immaterial amounts of cash pending investment and/or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of acquisition. “IP” has the meaning specified in the Preliminary Statements to this Agreement. “IP Rights” has the meaning specified in Section 5.17. “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any other Permitted L/C Party) or in favor of such L/C Issuer and relating to such Letter of Credit. “Joint Venture” means any Person (other than a Subsidiary of the Borrower) in which the Borrower (including ownership through Subsidiaries) owns Equity Interests representing 50% or less of the Equity Interests of such Person. “Joint Venture Debt” means Indebtedness and other obligations of a Joint Venture or of a JV Subsidiary that owns Equity Interests in such Joint Venture, as to which the creditors will not, pursuant to the terms in the agreements governing such Indebtedness or other obligations, have any recourse to the Equity Interests in or assets of the Borrower or any Restricted Subsidiary, other than the assets of such JV Subsidiary related to such Joint Venture, and the assets of and Equity Interests in, such Joint Venture, provided that, except for Performance Contingent Obligations, neither the Borrower nor any Restricted Subsidiary (other than such JV Subsidiary) (a) provides any direct or indirect credit support, including any undertaking, agreement or instrument that would constitute Indebtedness or (b) is otherwise directly or indirectly liable for such Indebtedness.

- 38 - “JV Subsidiary” means each Restricted Subsidiary of the Borrower (a) that directly holds an Equity Interest in any Joint Venture and (b) that has no other material assets. “KPI Metric” means each of the GHG Emissions, the Water Use Intensity and the Management and Leadership Positions Held By Women. “KPI Metrics Report” means an annual report (it being understood that this annual report may take the form of the annual Sustainability Report) that sets forth reasonably detailed calculations for each KPI Metric for the most recently ended calendar year, in each case including whether the relevant Sustainability Performance Target for such KPI Metric has been achieved for such calendar year. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its participation in any applicable L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. All L/C Advances shall be denominated in Dollars. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or, to the extent applicable, refinanced as a Revolving Credit Borrowing. All L/C Borrowings shall be denominated in Dollars. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means, with respect to the Revolving Credit Facility, (i) Bank of America, (ii) BNP Paribas, (iii) CoBank, ACB, (iv) Crédit Agricole Corporate and Investment Bank, (v) JPMorgan Chase Bank, N.A., (vi) PNC Bank, National Association, and (vii) any other Revolving Credit Lender that becomes an L/C Issuer in accordance with Section 2.03(m) hereof (in each case under (i) through (vii) above, for so long as such Person shall have a Letter of Credit Commitment), each in its respective capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, but excluding any Lender that resigns or is removed as an L/C Issuer pursuant to the terms hereof (except to the extent such Person has continuing rights and/or obligations with respect to Letters of Credit after such resignation or removal). References to the L/C Issuer herein shall, as the context may indicate (including with respect to any particular Letter of Credit, L/C Credit Extension, L/C Borrowing or L/C Obligations), mean the applicable L/C Issuer, each L/C Issuer, any L/C Issuer, or all L/C Issuers. Each Lender that is an L/C Issuer, by executing this Agreement in its capacity as a Lender, also executes this Agreement as an L/C Issuer, and so separate signature of such L/C Issuer shall be required. “L/C Obligations” means, as at any date of determination with respect to the applicable Facility, the aggregate amount available to be drawn under all outstanding Letters of Credit under such Facility plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings under such Facility. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCT Determination Date” has the meaning set forth in Section 1.03(c)(iii). “Leadership Roles” means the number of all employees leading people in all pay grades.

- 39 - “Lender” has the meaning specified in the introductory paragraph hereto and, unless the context otherwise requires, includes the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means (a) any Commercial Letter of Credit or Financial Letter of Credit or (b) any Existing Letter of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by an L/C Issuer. “Letter of Credit Commitment” means, as to any L/C Issuer at any time, the amount set forth on Schedule 1.01(b) (as such schedule may be updated from time to time pursuant to Section 2.03 or otherwise, which update shall be provided to the Administrative Agent for incorporation into such updated Schedule 1.01(b)), to be the maximum face amount to be issued by each such L/C Issuer of Letters of Credit under the Revolving Credit Facility. “Letter of Credit Expiration Date” means the fifth Business Day preceding the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(i). “Letter of Credit Sublimit” means an aggregate amount equal to the lesser of (i) $100,000,000 and (ii) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility. “LIBOR” has the meaning specified in the definition of “Eurocurrency Rate.” “LIBOR Quoted Currency” means each of the following currencies: Dollars and any Alternative Currency designated as a LIBOR Quoted Currency by the Administrative Agent; in each case as long as there is a published LIBOR rate with respect thereto. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, easement, right-of-way or other encumbrance on title to real property, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing). “Limited Condition Transaction” means (i) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise, of any assets, business or Person, or any other Investment by one or more of the Borrower and its Subsidiaries permitted by this Agreement, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third-party financing or (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring notice in advance of such redemption, repurchase, defeasance, satisfaction and discharge or repayment. “Liquidity” means, at any time, the sum of (i) all Unrestricted Cash of the Loan Parties and their respective Restricted Subsidiaries (which, for the avoidance of doubt, shall exclude any cash on deposit in the Specified Account) and (ii) Revolving Credit Facility Availability.

- 40 - “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan (or any other Class of Loans established pursuant to a Credit Extension Amendment), as the context may require. “Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement, each Fee Letter, each Credit Extension Amendment and each Collateral Document. “Loan Parties” means, collectively, the Borrower and each Guarantor. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Management and Leadership Positions Held By Women” means the proportion of positions for Leadership Roles and Individual Contributors roles held by women (or individuals who identify as women). “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Borrower or the Borrower and its Restricted Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Loan Parties (taken as a whole) to perform their respective obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Commercial Tort Claim” means any commercial tort claim with respect to which a Loan Party is the plaintiff or a beneficiary and that makes a claim for damages, or other claim for judgment, in an amount greater than or equal to $10,000,000. “Material Indebtedness” means any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount. “Maturity Date” means (a) with respect to the Revolving Credit Facility, the fifth anniversary of the Signing Date, (b) with respect to the Term B Facility, the seventh anniversary of the Signing Date, and (c) with respect to the Term F Facility, the sixth anniversary of the Signing Date; provided that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Measurement Period” means, at any date of determination, the most recently completed four fiscal quarters of the Borrower. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to (1) in the case of Letters of Credit denominated in Dollars, 102% and (2) in the case of Letters of Credit denominated in any Alternative Currency, 105% of the Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.16(a)(i), (a)(ii) or (a)(iii), an amount equal to (1) in the case of Letters of Credit denominated in Dollars, 102% and (2) in the case of Letters of Credit denominated in any Alternative Currency, 105% of the Outstanding Amount of all L/C Obligations, and (c) otherwise, an amount determined by the Administrative Agent and the applicable L/C Issuer in their sole discretion. “Minimum Liquidity Condition” means, at any time, the Borrower has Liquidity of at least $225,000,000, calculated on a Pro Forma Basis after giving effect to any Restricted Payment and other Specified Transactions occurring on such date.

- 41 - “Minority Investment” means an Investment by the Borrower or any Restricted Subsidiary in the Equity Interests of another Person (other than the Borrower or any Restricted Subsidiary) whose primary business at such time is substantially the same as one or more business lines of the Borrower or such Subsidiary or reasonably related thereto that results in the direct ownership by the Borrower or a Restricted Subsidiary of less than 50% of the outstanding Equity Interests of such other Person, irrespective of whether the board of directors (or other governing body) of such Person has approved such Investment; provided that a “Minority Investment” shall not include (a) Investments in Joint Ventures existing on the Initial Funding Date (or contemplated to be existing on the Initial Funding Date), (b) Investments in any securities received in satisfaction or partial satisfaction from financially troubled account debtors or (c) Investments made or deemed made as a result of the receipt of non-cash consideration in connection with Asset Sales otherwise permitted hereunder. “MNPI” has the meaning assigned to such term in Section 10.06(h)(iv). “MNPI Representation” has the meaning assigned to such term in Section 10.06(h)(iv). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” shall mean a mortgage, deed of trust, deed to secure debt, or similar security instrument in form and substance reasonably satisfactory to the Administrative Agent, in favor of the Administrative Agent for the benefit of the Secured Parties, as the same may be amended, amended and restated, modified, supplemented, extended or renewed from time to time. “Mortgaged Property” shall mean the real property listed on Schedule 5.08 and any real property which may from time to time be the subject of a Mortgage pursuant to Section 6.12. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, or to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise). “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Borrower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA, including any such Plan to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise). “Net Cash Proceeds” means: (a) with respect to any Asset Sale by the Borrower or any of its Restricted Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount, plus any interest, fees, premiums and other amounts, of any Indebtedness that is secured by a Lien on the applicable asset that is senior to the Lien securing the Obligations (or if the Obligations are not secured by a Lien on the applicable asset) and is subject to mandatory prepayment as a result of such event that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable Law, be repaid out of the proceeds from such Asset Sale and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents and any Incremental Equivalent Debt), (B) all fees, commissions and the actual out-of-pocket expenses incurred or payable by the Borrower or such Restricted Subsidiary to third parties in connection with such transaction, (C) Taxes paid or reasonably estimated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith and the amount of any reserves established by the Borrower and its Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, that are directly attributable to such event (provided that any determination by the Borrower that Taxes estimated to be payable are not payable and any reduction at any time in the amount of any such reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the

- 42 - receipt by the Borrower at such time of Net Cash Proceeds in the amount of the estimated Taxes not payable or such reduction as if received at the time of the original transaction giving rise to such Net Cash Proceeds, as applicable), (D) to the extent applicable, payments made to IP or any of its Subsidiaries to satisfy contractual obligations under the Brazil Payment Agreement and (E) the pro rata portion of net cash proceeds thereof (calculated without regard to this subclause (E)) attributable to minority interests or beneficial interests in the disposed asset and not available for distribution to or for the account of the Borrower and the Restricted Subsidiaries as a result thereof; (b) in the case of any Extraordinary Receipt, the aggregate amount of cash proceeds of insurance, condemnation awards and other compensation (excluding proceeds constituting business interruption insurance or other similar compensation for loss of revenue) received by the Borrower or any Restricted Subsidiary in respect of such Extraordinary Receipt net of (A) fees and expenses incurred by or on behalf of the Borrower or any Restricted Subsidiary in connection with such receipt, (B) repayments of principal, interest, premiums, fees and other amounts in respect of Indebtedness (other than Indebtedness under the Loan Documents and any Incremental Equivalent Debt) to the extent secured by a prior Lien on such property that is permitted by the Loan Documents and is or otherwise subject to mandatory prepayment as a result of such event, (C) costs of preparing assets for transfer upon a taking or condemnation, and (D) any Taxes paid or reasonably estimated to be payable (with any such estimate later not proving to have been payable (other than as a result of payment thereof) becoming Net Cash Proceeds at such time) by or on behalf of the Borrower or any Restricted Subsidiary in respect of the amount so received (after application of all credits and other offsets arising from such Extraordinary Receipt) and amounts required to be paid to any Person (other than any Loan Party) owning a beneficial interest in the subject property; and (c) in the case of any Asset Sale, any funded escrow established pursuant to the documents evidencing any such Asset Sale to secure any reasonable and customary indemnification obligations or adjustments to the purchase price associated with any such Asset Sale; provided that the amount of any subsequent reduction of such escrow (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such an Asset Sale or Extraordinary Receipt occurring on the date of such reduction solely to the extent that the Borrower and/or any Restricted Subsidiaries receive cash (or the right to such cash) in an amount equal to the amount of such reduction. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-LIBOR Quoted Currency” means any currency other than a LIBOR Quoted Currency. “Non-Loan Party” means a Restricted Subsidiary of the Borrower that is not a Loan Party. “Note” means a Term B Note, Term F Note or a Revolving Credit Note, as the context may require. “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party (and if applicable, any Subsidiary) arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Bilateral L/C Obligation, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any case or proceeding under any Debtor Relief Laws naming such Person as the debtor in such case or proceeding, regardless of whether such interest, fees and expenses are allowed claims in such proceeding; provided that the Obligations of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

- 43 - “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or association or organization or trade register extract and operating agreement; and (c) with respect to any partnership, Joint Venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Rate Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR with a Benchmark Replacement other than a SOFR-Based Rate pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(ii) and paragraph (2) of the definition of “Benchmark Replacement”. “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06) and any Luxembourg registration duties (droits d’enregistrement) which may become due in Luxembourg as a result of a voluntary registration of any of the Loan Documents in Luxembourg. “Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dollar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank compensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per annum at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market. “Partially Successful Completion Threshold” means the applicable “Partially Successful Completion Threshold” set forth in Schedule 2.18(b). “Participant” has the meaning specified in Section 10.06(d). “Participant Register” has the meaning specified in Section 10.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation.

- 44 - “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contributions (including any installment payment thereof) to Pension Plans and set forth in Section 412 and 430 of the Code and Sections 302 and 303 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but excluding a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is either covered by Title IV of ERISA or is subject to the Pension Funding Rules. “Perfection Certificate” means that certain Perfection Certificate, to be dated as of the Initial Funding Date, by the Borrower and the Guarantors in favor of the Administrative Agent, substantially in the form of Exhibit J. “Performance Contingent Obligations” means any bid, performance or similar project related bonds, parent company performance guarantees, bank performance guaranties or surety bonds. “Permitted Acquisition” means the non-hostile purchase or other acquisition of one or more related businesses so long as: (a) the Person to be acquired becomes, or the assets to be acquired are acquired by, the Borrower or a Restricted Subsidiary of the Borrower; provided that the aggregate consideration paid by Loan Parties for the acquisition of (x) Equity Interests in Persons that do not become Guarantors, or (y) assets to be acquired by Persons that are not Loan Parties, pursuant to Permitted Acquisitions shall not exceed the greater of (x) $100,000,000 and (y) 3.60% of Total Assets; (b) (A) immediately before and immediately after giving pro forma effect to any such acquisition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such acquisition and all related transactions (including any Incurrence and repayment of Indebtedness), the Borrower and its Restricted Subsidiaries shall be in compliance with the Financial Covenants on a Pro Forma Basis; provided that if such acquisition is a Limited Condition Transaction, the conditions in clauses (A) and (B) above may be satisfied as of the date of the entering into of the definitive agreement for such Limited Condition Transaction so long as no Specified Default shall have occurred and be continuing at the time of, or would result from, the consummation thereof; (c) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the businesses of the Borrower and its Subsidiaries in the ordinary course or reasonably related thereto, except that the Borrower or applicable Subsidiary may also acquire some unrelated lines of business that such Borrower or applicable Subsidiary may dispose of following the acquisition; and (d) the Administrative Agent shall have received a certificate certifying that all the requirements set forth in this definition have been satisfied with respect to such purchase or other acquisition, together with reasonably detailed calculations demonstrating satisfaction of the requirements set forth in clause (b) above. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by the Borrower in connection with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith).

- 45 - “Permitted Bridge Indebtedness” means customary bridge facilities of the Borrower or any Restricted Subsidiary that if not converted into the intended conversion product, is automatically convertible into Indebtedness that satisfies all applicable maturity and weighted average life limitations. “Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of the Borrower or any Restricted Subsidiary that is convertible into shares of common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower. “Permitted Credit Agreement Refinancing Indebtedness” means Refinancing Indebtedness Incurred pursuant to Section 7.02(b)(xiv) in respect of Indebtedness Incurred pursuant to Section 7.02(b)(i)(i). “Permitted Debt” has the meaning specified in Section 7.02(b). “Permitted Investments” means: (1) any Investment in cash and Cash Equivalents and Investments that were Cash Equivalents when made; (2) any Investment by the Borrower or any Restricted Subsidiary in the Borrower or in any Person that, prior to such Investment, is a Restricted Subsidiary; provided that the aggregate amount of Investments by any Loan Party in Restricted Subsidiaries that are not Guarantors under this clause (2) shall not exceed $25,000,000 at any time outstanding; provided, further, that any Investment subject to this proviso shall no longer be deemed outstanding if the Restricted Subsidiary that received such Investment subsequently becomes or is merged into or amalgamated or consolidated with a Loan Party; (3) Investments constituting Permitted Acquisitions; (4) any Investment in securities or other assets (including promissory notes and non-cash consideration) received in connection with an Asset Sale made pursuant to Section 7.05; (5) Investments existing on the Signing Date (or contemplated to be existing on the Initial Funding Date) and, with respect to each individual Investment outstanding in an amount in excess of $5,000,000, set forth on Schedule 7.03, and any modification, replacement, renewal, reinvestment or extension thereof that does not increase the amount thereof beyond the value of such Investment at the time of such event; (6) loans and advances to, or guarantees of Indebtedness of, employees, directors, officers, managers, consultants or independent contractors in the ordinary course of business, in an aggregate amount, taken together with all other Investments made pursuant to this clause (6) that are at the time outstanding, not to exceed $15,000,000; (7) loans and advances to officers, directors, employees, managers, consultants and independent contractors for business-related travel and entertainment expenses, moving and relocation expenses and other similar expenses, in each case in the ordinary course of business; (8) any Investment (x) acquired by the Borrower or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the Borrower of such other Investment or accounts receivable, or (b) as a result of a foreclosure or other remedial action by the Borrower or any of its Restricted Subsidiaries with respect to any Investment or other transfer of title with respect to any Investment in default and (y) received in compromise or resolution of (a) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar

- 46 - arrangement upon the bankruptcy or insolvency of any trade creditor or customer, or (b) litigation, arbitration or other disputes; (9) Swap Contracts and Cash Management Agreements permitted under Section 7.02(b)(x); (10) Investments consisting of any bid, performance or similar project related bonds, parent company performance guarantees, bank performance guaranties or surety bonds or performance letters of credit, together with any payment thereunder, including the reimbursement of draws under the Existing Bilateral Letter of Credit by the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed such draw; (11) [reserved]; (12) [reserved]; (13) Investments the payment for which consists of Equity Interests of the Borrower; provided, however, that such Equity Interests will not increase the Cumulative Available Amount; (14) Investments consisting of the leasing, licensing, sublicensing or contribution of intellectual property pursuant to joint marketing arrangements with other Persons; (15) Investments consisting of purchases or acquisitions of inventory, supplies, materials and equipment or purchases, acquisitions, licenses, sublicenses, leases or subleases of intellectual property, other assets or other rights, in each case in the ordinary course of business; (16) any Investment in a Receivables Subsidiary or any Investment by a Receivables Subsidiary in any other Person in connection with a Qualified Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Financing or any related Indebtedness; (17) Investments of a Restricted Subsidiary of the Borrower acquired after the Initial Funding Date or of an entity merged or amalgamated into or consolidated with a Restricted Subsidiary of the Borrower in a transaction that is not prohibited by Section 7.04 or 7.05 after the Initial Funding Date to the extent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation; (18) [reserved]; (19) advances, loans or extensions of trade credit in the ordinary course of business by the Borrower or any of the Restricted Subsidiaries; (20) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; (21) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers; (22) Investments to the extent such Investments consist of prepaid expenses, negotiable instruments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary; (23) accounts receivable, security deposits and prepayments and other credits granted or made in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof

- 47 - from financially troubled account debtors and others, including in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with or judgments against, such account debtors and others, in each case in the ordinary course of business; (24) Investments acquired as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investments or other transfer of title with respect to any secured Investment in default; (25) Investments resulting from pledges and deposits that are Permitted Liens; (26) acquisitions of obligations of one or more directors, officers or other employees or consultants of the Borrower, or any Subsidiary of the Borrower in connection with such director’s, officer’s, employee’s or consultant’s acquisition of Equity Interests of the Borrower, so long as no cash is actually advanced by the Borrower or any Restricted Subsidiary to any such director, officer, employee or consultant in connection with the acquisition of any such obligations; (27) guarantees of operating leases (for the avoidance of doubt, excluding Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; (28) Investments consisting of the redemption, purchase, repurchase or retirement of any Equity Interests permitted by Section 7.06; (29) Investments consisting of guarantees in the ordinary course of business to support the obligations of any Restricted Subsidiary under its worker’s compensation and general insurance agreements; (30) Investments resulting from the forgiveness or conversion to Equity Interests of any Indebtedness permitted pursuant to Section 7.02; (31) the purchase of any Permitted Bond Hedge Transaction by the Borrower and the performance of its obligations thereunder; (32) Investments held to meet obligations of the Borrower and its Restricted Subsidiaries to pay benefits under non-qualified retirement and deferred compensation plans maintained for the benefit of employees in the ordinary course of its business and consistent with past practice or ordinary course industry norms; (33) Investments by a Loan Party in Restricted Subsidiaries that are not Guarantors so long as such transaction is part of a series of related transactions that result in the proceeds of the initial investment being invested in, or transferred to, one or more Loan Parties (or, if the initial proceeds were held at a Restricted Subsidiary that is not a Loan Party, invested in, or transferred to, a Restricted Subsidiary that is not a Loan Party); (34) [reserved]; (35) intercompany current liabilities owed to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business in connection with the cash management operations of the Borrower and its Subsidiaries; and (36) the CoBank Equities and any other stock or securities of, or Investments in, CoBank or its investment services or programs. “Permitted L/C Party” means the Borrower and any Subsidiary of the Borrower.

- 48 - “Permitted Liens” means, with respect to any Person: (1) Liens Incurred in connection with workers’ compensation laws, unemployment insurance laws or similar legislation or other social security legislation, or in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases or subleases to which such Person is a party, or to secure public or statutory obligations of such Person or to secure surety, judgment, stay, customs or appeal bonds or other obligations of a like nature to which such Person is a party, or as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (2) (A) Liens imposed by law, such as carriers’, warehousemen’s, landlords’, materialmen’s, repairmen’s, construction contractors’, mechanics’ or other similar Liens, in each case for sums not yet overdue by more than 60 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review (or which, if due and payable, are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained, to the extent required by GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization)) or (B) Liens placed on the assets of any Subsidiary organized under the Laws of Brazil by any Governmental Authority in Brazil relating to the Specified Disclosed Litigation and/or good faith deposits made in the ordinary course of business to secure the performance of bids, lawsuits, judicial and/or administrative proceedings; (3) Liens for taxes, assessments or other governmental charges or levies (i) which are not yet overdue by more than 60 days or (ii) which are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained to the extent required by GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization), or for property taxes on property such Person or one of its Subsidiaries has determined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property; (4) Liens in favor of issuers of performance and surety bonds, bid, indemnity, warranty, release, judgment, appeal or similar bonds or with respect to regulatory requirements or letters of credit or bankers’ acceptances issued and completion guarantees provided for, in each case, pursuant to the request of and for the account of such Person in the ordinary course of its business; (5) survey exceptions, encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines and other similar purposes, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens which do not in the aggregate materially adversely interfere with the ordinary conduct of the business of such Person; (6) Liens Incurred to secure obligations in respect of Indebtedness permitted to be Incurred pursuant to Section 7.02(a), clause (i), (iv), (v) (but excluding the Existing Bilateral Letter of Credit), (xx), or (xxxii) of Section 7.02(b) and, solely in respect of Refinancing Indebtedness of obligations in respect of Indebtedness Incurred (or unutilized commitments in respect of Indebtedness) pursuant to Section 7.02(a) (if Indebtedness being Refinanced is secured) or Section 7.02(b)(i) or any successive Refinancing of such Indebtedness, Section 7.02(b)(xiv) and, in each case, obligations secured ratably thereunder; provided that, (x) in the case of Section 7.02(b)(iv) and 7.02(b)(xxxii), such Lien extends only to the assets and/or Equity Interests, the acquisition, lease, construction, repair, replacement or improvement of which is financed thereby and any replacements, additions, accessions and improvements thereto and any income, profits or proceeds thereof (collectively, the “Improvements”); (y) in the case of Section 7.02(b)(xx), such Lien does not extend to the property or assets (or income or profits therefrom) of Borrower or any Restricted Subsidiary other than a Non-Loan Party; and (z) in the case of Section 7.02(a), such Indebtedness is permitted to be secured by such section;

- 49 - (7) Liens existing on the Signing Date (or contemplated to be outstanding on the Initial Funding Date) and, to the extent securing obligations in an aggregate amount in excess of $5,000,000, listed on Schedule 7.01, and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed (except to remove any property from coverage of the Lien), (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b), (iii) no Loan Party that was not an obligor with respect thereto shall become an obligor in connection with such renewal or extension, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b); (8) Liens on assets of, or Equity Interests in, a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such other Person becoming such a Subsidiary; provided, further, that such Liens are limited to all or part of the same property or assets (plus Improvements on such property or assets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obligations to which such Liens relate; (9) Liens on assets at the time the Borrower or a Restricted Subsidiary of the Borrower acquired the assets, including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or any Restricted Subsidiary of the Borrower; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided, further, that such Liens are limited to all or part of the same property or assets (plus Improvements on such property or assets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obligations to which such Liens relate; (10) Liens securing Indebtedness or other obligations of the Borrower or a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary of the Borrower permitted to be Incurred in accordance with Section 7.02; provided that Liens securing Indebtedness or other obligations of a Non-Loan Party do not extend to the property or assets of Borrower or any Restricted Subsidiary other than a Non-Loan Party; (11) Liens securing the Obligations; (12) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit entered into in the ordinary course of business issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (13) leases, subleases, licenses, sublicenses, occupancy agreements or assignments of or in respect of real or personal property; (14) Liens arising from, or from Uniform Commercial Code financing statement filings regarding, leases or consignments entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business; (15) (i) Liens on Receivables Assets (and in the case of Foreign Subsidiaries, bank accounts into which proceeds of accounts receivable are paid) Incurred in connection with a Qualified Receivables Factoring or a Qualified Receivables Financing permitted by Section 7.02(b)(xxii) and (ii) Liens securing Indebtedness or other obligations of any Receivables Subsidiary; (16) (i) deposits made or other security provided in the ordinary course of business to secure liability to insurance carriers or under self-insurance arrangements in respect of such obligations and (ii) liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

- 50 - (17) (i) Liens on Equity Interests in and assets of Foreign Subsidiaries securing Indebtedness or other obligations of a Foreign Subsidiary permitted by Section 7.02(b)(xxiii) and (ii) Liens on Equity Interests of an Unrestricted Subsidiary (other than an Unrestricted Subsidiary the primary assets of which are cash and/or Cash Equivalents) securing Indebtedness of such Unrestricted Subsidiary; (18) grants of intellectual property, software and other technology licenses that do not materially detract from or interfere with the Borrower’s use of such assets; (19) judgment and attachment Liens not giving rise to an Event of Default pursuant to Section 8.01(h) and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made; (20) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; (21) [reserved]; (22) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (7), (8), (9) and (11) of this definition; provided, however, that (x) such new Lien shall be limited to all or part of the same property or assets that secured (or, under the written arrangements under which the original Lien arose, could secure) the original Lien (plus Improvements on such property or assets), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (7), (8), (9) and (11) of this definition at the time the original Lien became a Permitted Lien under this Agreement, and (B) an amount necessary to pay the Related Costs in connection therewith, related to such Refinancing; (23) other Liens securing obligations the principal amount of which does not exceed the greater of (x) $85,000,000 and (y) 3.0% of Total Assets, at any one time outstanding; (24) Liens (i) on the Equity Interests or assets of a joint venture to secure Indebtedness of such joint venture permitted to be Incurred pursuant to Section 7.02, (ii) consisting of customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to Subsidiaries that are not Wholly-Owned Restricted Subsidiaries or (iii) consisting of any encumbrance or restriction (including put and call arrangements) in favor of a joint venture party with respect to Equity Interests of, or assets owned by, any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (25) Liens on equipment of the Borrower or any Restricted Subsidiary of the Borrower granted in the ordinary course of business to the Borrower’s or such Restricted Subsidiary’s client at which such equipment is located; (26) CoBank’s statutory Lien in the CoBank Equities; (27) [reserved]; (28) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation and exportation of goods; (29) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code, or any comparable or successor provision, on items in the course of collection; (ii) attaching to pooling, commodity trading accounts or other commodity brokerage accounts Incurred in the ordinary course of business; and (iii) in favor of banking or other financial institutions or entities, or electronic payment service providers, arising as a matter of law encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking or finance industry;

- 51 - (30) Liens with respect to overdrafts; provided such overdrafts are paid within five (5) Business Days; (31) any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (32) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (33) Liens on vehicles or equipment of the Borrower or any of the Restricted Subsidiaries granted in the ordinary course of business; (34) Liens consisting of any right of offset, or any statutory or consensual banker’s lien, on bank deposits or securities accounts maintained in the ordinary course of business so long as such bank deposits or securities accounts are not established or maintained for the purpose of providing such right of offset or banker’s lien; (35) Liens (i) solely on cash advances and any cash earnest money deposits made by the Borrower or any Restricted Subsidiary in connection with any letter of intent or other agreement in respect of any Permitted Investment or Investment permitted pursuant to Section 7.06, (ii) on cash in escrows established for an adjustment in purchase price or liabilities or indemnities for dispositions or an acquisition of property or other Investment, to the extent the relevant disposition, acquisition or Investment is in respect of any Permitted Investment or permitted pursuant to Section 7.06; (36) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business; (37) Liens on securities that are the subject of repurchase agreements constituting Cash Equivalents or Investment Grade Securities; (38) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts Incurred in the ordinary course of business and not for speculative purposes; (39) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Borrower or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (40) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with; (41) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business; (42) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements and contract zoning agreements; (43) receipt of progress payments and advances from customers in the ordinary course of business to the extent same creates a Lien on the related inventory and proceeds thereof; (44) Liens deemed to exist in connection with Investments permitted by clause (1) of the definition of “Permitted Investments” that constitute repurchase obligations;

- 52 - (45) Liens securing obligations in respect of trade-related letters of credit permitted under the covenant described under Section 7.02 and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof; (46) Liens arising by virtue of the rendition, entry or issuance against the Borrower or any of its Subsidiaries, or any property of the Borrower or any of its Subsidiaries, of any judgment, writ, order or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of Default hereunder; (47) Liens in favor of U.S. governmental authorities on deposit accounts in connection with auctions conducted on behalf of such governmental authorities in the ordinary course of business; provided that such Liens apply only to the amounts actually obtained from auctions conducted on behalf of such governmental authorities; (48) Liens on cash and Cash Equivalents consisting of proceeds of Indebtedness permitted hereunder issued by the Borrower or a Subsidiary under any indenture or similar debt instrument, pursuant to customary escrow arrangements that require the release of such cash and Cash Equivalents within 150 days after the date that such escrow is established and funded; provided that such Liens extend solely to the account in which such cash and Cash Equivalents are deposited and are solely in favor of the holders of such Indebtedness (or any agent or trustee for such Person or Persons); (49) Liens on cash and Cash Equivalents that are earmarked to be used to satisfy, defease or discharge Indebtedness; provided that (w) such cash and Cash Equivalents are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied, defeased or discharged, (x) such Liens extend solely to the account in which such cash and Cash Equivalents are deposited and are solely in favor of the Person or Persons holding the Indebtedness (or any agent or trustee for such Person or Persons) that is to be satisfied, defeased or discharged and (y) the satisfaction, defeasance or discharge of such Indebtedness is permitted hereunder; (50) Liens on the Investments permitted by clause (29) of the definition of “Permitted Investments” securing the obligations described therein; (51) Liens in favor of a trustee or agent in an indenture or similar document relating to any Indebtedness to the extent such Liens secure only customary compensation and reimbursement obligations of such trustee or agent; and (52) Liens on cash proceeds of Indebtedness (and on the related escrow accounts) in connection with the issuance of such Indebtedness into (and pending the release from) a customary escrow arrangement, to the extent such Indebtedness is Incurred in compliance with Section 7.02; provided that, notwithstanding the foregoing: (I) real property located in the United States (other than real property subject to a Mortgage) shall in no event be subject to any Liens securing Indebtedness for borrowed money; (II) any assets owned by a Specified Loan Party (other than assets pledged pursuant to a Collateral Document) shall in no event be subject to any Liens securing Indebtedness for borrowed money, other than (A) Liens permitted by clause (6) of the definition of “Permitted Liens” securing Indebtedness incurred under Section 7.02(b)(iv), which Indebtedness shall not exceed $20,000,000 in aggregate amount at any time outstanding, (B) Liens permitted by clauses (8), (9), (30) and (34) of the definition of “Permitted Liens” and (C) Liens permitted by clause (15) of the definition of “Permitted Liens” securing obligations under the Brazil Receivables Factoring Program; and

- 53 - (III) the Specified Account Property shall in no event be subject to any Liens securing Indebtedness for borrowed money, other than Liens in favor of the Administrative Agent or, if applicable, the account bank or escrow agent. For purposes of determining compliance with this definition, (v) a Lien need not be Incurred solely by reference to one category of Permitted Liens described in this definition but may be Incurred under any combination of such categories (including in part under one such category and in part under any other such category), (w) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition, (x) the principal amount of Indebtedness secured by a Lien outstanding under any category of “Permitted Liens” shall be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness, (y) if any Liens securing Indebtedness are Incurred to Refinance Liens securing Indebtedness initially Incurred (or, Lien securing Indebtedness Incurred to Refinance Liens securing Indebtedness initially Incurred) in reliance on a category of “Permitted Liens” measured by reference to a percentage of Total Assets at the time of Incurrence, and such Refinancing would cause the percentage of Total Assets restriction to be exceeded if calculated based on the Total Assets on the date of such Refinancing, such percentage of Total Assets restriction shall not be deemed to be exceeded (and such newly Incurred Liens shall be deemed permitted) to the extent the principal amount of such Indebtedness secured by such newly Incurred Liens does not exceed the principal amount of such Indebtedness secured by such Liens being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing and (z) if any Liens securing Indebtedness are Incurred to Refinance Liens securing Indebtedness initially Incurred (or, Liens securing Indebtedness Incurred to Refinance Liens securing Indebtedness initially Incurred) in reliance on a category of “Permitted Liens” measured by reference to a fixed dollar amount, such fixed dollar amount shall not be deemed to be exceeded (and such newly Incurred Liens shall be deemed permitted) to the extent the principal amount of such Indebtedness secured by such newly Incurred Liens does not exceed the principal amount of such Indebtedness secured by such Liens being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing. “Permitted Refinancing Amendment” means an amendment to this Agreement executed by the Borrower, the Administrative Agent, each Permitted Refinancing Lender and Lender that agrees to provide any portion of the Permitted Credit Agreement Refinancing Indebtedness being incurred pursuant to Section 2.15, and, in the case of Permitted Refinancing Revolving Credit Commitments or Permitted Refinancing Revolving Loans, each L/C Issuer and the Swing Line Lender. “Permitted Refinancing Commitments” means the Permitted Refinancing Revolving Credit Commitments and the Permitted Refinancing Term Loan Commitments. “Permitted Refinancing Lender” means, at any time, any bank, other financial institution or institutional investor that agrees to provide any portion of any Permitted Credit Agreement Refinancing Indebtedness pursuant to a Permitted Refinancing Amendment in accordance with Section 2.15; provided, each Permitted Refinancing Lender shall be subject to the Administrative Agent’s reasonable consent (solely to the extent such consent would be required for an assignment to any such Lender pursuant to Section 10.06) and, in the case of Permitted Refinancing Revolving Credit Commitments or Permitted Refinancing Revolving Loans, each L/C Issuer and the Swing Line Lender, in each case, to the extent any such consent would be required under Section 10.06 for an assignment of Loans or Commitments to such Permitted Refinancing Lender. “Permitted Refinancing Loans” means the Permitted Refinancing Revolving Loans and the Permitted Refinancing Term Loans. “Permitted Refinancing Revolving Credit Commitments” means one or more Classes of revolving credit commitments hereunder or extended Revolving Credit Commitments that result from a Permitted Refinancing Amendment. “Permitted Refinancing Revolving Loans” means the Revolving Credit Loans made pursuant to any Permitted Refinancing Revolving Credit Commitment.

- 54 - “Permitted Refinancing Term Loan Commitments” means one or more Classes of term loan commitments hereunder that result from a Permitted Refinancing Amendment. “Permitted Refinancing Term Loans” means one or more Classes of Term Loans that result from a Permitted Refinancing Amendment. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) sold by the Borrower substantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith). “Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Multiemployer Plan), maintained for employees of the Borrower or any such plan to which the Borrower is required to contribute on behalf of any of its employees, and with respect to a Pension Plan, any such plan maintained or contributed to by an ERISA Affiliate of the Borrower. “Platform” has the meaning specified in Section 6.02. “Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liquidation, dissolution or winding up “Prepayment Amount” has the meaning specified in Section 2.05(d). “Prepayment Date” has the meaning specified in Section 2.05(d). “Pre-Spin-Off Reorganization” has the meaning specified in the Preliminary Statements hereto. “Pro Forma Basis” and “Pro Forma Effect” means, for purposes of the calculation of any test, financial ratio, basket or covenant under this Agreement (including the Consolidated Senior Secured Leverage Ratio, the Consolidated Leverage Ratio, the Consolidated Interest Coverage Ratio and the related calculation of Consolidated EBITDA for any period) as of any date, that pro forma effect will be given to each Specified Transaction that has occurred during the Measurement Period being used to calculate such test, financial ratio, basket or covenant, and/or subsequent to the end of the Measurement Period but no later than the date of such calculation; provided that “Pro Forma Basis” and “Pro Forma Effect” in respect of any Specified Transaction shall be calculated in good faith in a reasonable manner in accordance with the terms of this Agreement. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under § 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means Equity Interests of the Borrower other than Disqualified Stock.

- 55 - “Qualified Receivables Factoring” means any Factoring Transaction that meets the following conditions: (1) such Factoring Transaction is non-recourse to, and does not obligate, the Borrower or any Restricted Subsidiary, or their respective properties or assets (other than Receivables Assets) in any way other than pursuant to Standard Securitization Undertakings; provided that the Brazil Receivables Factoring Program need not meet the requirements of this clause (1); (2) all sales, conveyances, assignments or contributions of Receivables Assets by the Borrower or any Restricted Subsidiary are made at Fair Market Value in the context of a Factoring Transaction (as determined in good faith by the Borrower or any direct or indirect parent of the Borrower); and (3) such Factoring Transaction (including financing terms, covenants, termination events (if any) and other provisions thereof) is on market terms at the time such Factoring Transaction is first entered into or acquired (as determined in good faith by the Borrower or any direct or indirect parent of the Borrower) (in the case of the Brazil Receivables Factoring Program taking into the recourse nature of such transaction, where applicable) and may include Standard Securitization Undertakings. “Qualified Receivables Financing” means any Receivables Financing of a Receivables Subsidiary that meets the following conditions: (1) the Board of Directors of the Borrower shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and its Restricted Subsidiaries; (2) all sales conveyances, assignments or contributions of Receivables Assets by the Borrower or any Restricted Subsidiary to the Receivables Subsidiary are made at Fair Market Value (as determined in good faith by the Borrower); and (3) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Securitization Undertakings. “Ratio Tested Committed Amount” has the meaning in the definition of “Incremental Ratio Amount.” “RCF/TLB Arrangers” means, collectively, each of the RCF/TLB Lead Arrangers and the RCF/TLB Co- Managing Agents. “RCF/TLB Co-Managing Agents” means, collectively, First Horizon Bank and Pinnacle Bank in their capacities as co-managing agents with respect to the Revolving Credit Facility and the Term B Facility. “RCF/TLB Lead Arrangers” means, collectively, Bank of America, N.A., JPMorgan Chase Bank, N.A., CoBank, ACB, Crédit Agricole Corporate and Investment Bank, BNP Paribas Securities Corp., PNC Capital Markets LLC and Sumitomo Mitsui Banking Corporation in their capacities as joint lead arrangers and joint bookrunners with respect to the Revolving Credit Facility and the Term B Facility. “Receivables Assets” means accounts receivable (whether now existing or arising in the future) of the Borrower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which security interests are customarily granted in connection with asset securitization or factoring transactions involving accounts receivable and any Swap Contracts entered into by the Borrower or any such Subsidiary in connection with such accounts receivable.

- 56 - “Receivables Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries), and (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, any Receivables Assets. “Receivables Repurchase Obligation” means (i) any obligation of a seller of receivables in a Qualified Receivables Factoring or Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller or (ii) any right of a seller of receivables in a Qualified Receivables Factoring or Qualified Receivables Financing to repurchase defaulted receivables for the purposes of claiming sales tax bad debt relief. “Receivables Subsidiary” means a Wholly-Owned Restricted Subsidiary of the Borrower (or another Person formed for the purposes of engaging in a Qualified Receivables Financing with the Borrower in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Receivables Assets) which engages in no activities other than in connection with the financing of Receivables Assets of the Borrower and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Borrower (as provided below) as a Receivables Subsidiary and: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Subsidiary of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any other Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings, or (iii) subjects any property or asset of the Borrower or any other Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings; (2) with which neither the Borrower nor any other Subsidiary of the Borrower has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and (3) to which neither the Borrower nor any other Subsidiary of the Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors of the Borrower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions. “Recipient” means the Administrative Agent, any Lender, the L/C Issuers or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Refinance” means to extend, renew, refund, refinance, replace, repay, prepay, redeem, repurchase, retire, defease or discharge, and “Refinancing,” “Refinances” and “Refinanced” shall have correlative meanings. “Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any Indebtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in respect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebtedness (including undrawn or available committed amounts) shall not exceed the principal amount (or

- 57 - accreted value, if applicable) of such Original Indebtedness (or unutilized commitments in respect of such Indebtedness to the extent such commitments were treated as incurred Indebtedness) except by an amount no greater than the amount of accrued and unpaid interest with respect to such Original Indebtedness and any fees, premium and expenses relating to such extension, renewal or refinancing; (b) either (i) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness or (ii) such Refinancing Indebtedness shall not mature or be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale or a change in control or as and to the extent such repayment, prepayment, redemption, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the date that is 91 days after the latest Maturity Date in effect on the date of such extension, renewal or refinancing; provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be no shorter than the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing (or, if shorter, 91 days after the latest Maturity Date in effect on the date of such extension, renewal or refinancing) and provided further that, at the option of the Borrower, this clause (b) shall not preclude Permitted Bridge Indebtedness if the Indebtedness into which such Permitted Bridge Indebtedness is extended into, convertible or exchangeable for satisfies the requirements of this clause (b); (c) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of the Borrower or any Subsidiary, in each case that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness; (d) if such Original Indebtedness shall have been subordinated to the Obligations, such Refinancing Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Lenders; (e) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof, provided that in the case of such Indebtedness that is funded into escrow, such debt may be secured by the applicable funds and related assets held in escrow (and the proceeds thereof) until such funds are released from escrow)) or, in the event Liens securing such Original Indebtedness shall have been contractually subordinated to any Lien securing the Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent; and (f) the Original Indebtedness shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, defeased or satisfied or discharged substantially concurrently with the date such Refinancing Indebtedness is Incurred. “Register” has the meaning specified in Section 10.06(c). “Related Costs” means the aggregate amount of any fees, underwriting discounts, accrued and unpaid interest, premiums (including tender premiums), defeasance costs and other costs, fees, discounts and expenses. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into or migration through the Environment, or into, from or through any building, structure or facility. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Relevant Rate” means with respect to any Credit Extension denominated in Euros, EURIBOR. “Renewable Energy Investments”: collectively, the investments made (or to be made) by the Borrower and its Subsidiaries that are not Foreign Subsidiaries to allow their pulp and paper mills to (a) generate power from renewable energy sources (namely, energy conversion systems fueled by biomass) and (b) use the renewable power for their operations.

- 58 - “Replacement Assets” means (1) substantially all the assets of a Person primarily engaged in a Similar Business or (2) a majority of the voting stock of any Person primarily engaged in a Similar Business that will become, on the date of acquisition thereof, a Restricted Subsidiary. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events for which the 30 day notice period has been waived pursuant to such regulations. “Repricing Event” means (a) any voluntary prepayment or repayment of Term B Loans with the proceeds of, or any conversion of Term B Loans into, any new or replacement loans or similar bank indebtedness (including any Permitted Credit Agreement Refinancing Indebtedness) the primary purpose of which is to reduce the All-in Yield below the All-in Yield applicable to the Term B Loans subject to such event (as such comparative yields are determined by the Administrative Agent) and (b) any amendment to this Agreement the primary purpose of which is to reduce the All-in Yield (other than as a result of no longer applying the Default Rate) applicable to all or a portion of the Term B Loans (it being understood that any amount required to be paid pursuant to Section 2.05(c) with respect to a Repricing Event shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 10.13). “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Financial Covenant Lenders” means, at any time, Lenders having Total Credit Exposures under the Financial Covenant Facilities representing more than 50% of all the Total Credit Exposures under the Financial Covenant Facilities; provided that if one Lender (including its Affiliates that are Lenders) has Total Credit Exposures under the Financial Covenant Facilities representing more than 50% of all the Total Credit Exposures under the Financial Covenant Facilities, at least two unaffiliated Lenders will be required to constitute Required Financial Covenant Lenders. The Total Credit Exposure of any Defaulting Lender which is a Financial Covenant Lender shall be disregarded in determining Required Financial Covenant Lenders at any time; provided that the amount of any participation in any outstanding Swing Line Loan and any outstanding Unreimbursed Amounts under the Revolving Credit Facility that such Defaulting Lender has failed to fund and that have not otherwise been Cash Collateralized and/or reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders; provided that, if at any time there are two or more unaffiliated Lenders and one Lender (including its Affiliates that are Lenders) has Total Credit Exposures representing more than 50% of all the Total Credit Exposures of all Lenders, then the Required Lenders shall include at least two non- affiliated Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required lenders at any time; provided that, the amount of any participation in any Swing Line Loan and Unreimbursed Amounts that any Defaulting Lender which is a Revolving Credit Lender has failed to fund that have not been reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Required Revolving Lenders” means, at any time, Revolving Credit Lenders having Total Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposures of all Revolving Credit Lenders. The Total Revolving Credit Exposure of any Defaulting Lender which is a Revolving Credit Lender shall be disregarded in determining Required Revolving Lenders at any time; provided that, the amount of any participation in any outstanding Swing Line Loan and any outstanding Unreimbursed Amounts under the Revolving Credit Facility that such Defaulting Lender has failed to fund and that have not otherwise been Cash Collateralized and/or reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the

- 59 - avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Required Term B Lenders” means, as of any date of determination, Term B Lenders having Total Term B Loan Exposure representing more than 50% of the Total Term B Loan Exposure of all Term B Lenders on such date; provided that the portion of the Term B Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders. “Required Term F Lenders” means, as of any date of determination, Term F Lenders having Total Term F Loan Exposure representing more than 50% of the Total Term F Loan Exposure of all Term F Lenders on such date; provided that the portion of the Term F Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term F Lenders. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Rescindable Amount” has the meaning set forth in Section 2.12(a)(ii). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party (or, in the case of a Foreign Obligor, any duly appointed authorized signatory or any director or managing member of such person that has been designated in writing by Borrower as being so authorized), solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01 or other provisions related to certifying resolutions or other actions of a Board of Directors, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Investment” means any Investment that is not a Permitted Investment. “Restricted Junior Debt” has the meaning set forth in Section 7.06(a). “Restricted Junior Debt Payment” has the meaning set forth in Section 7.06(a). “Restricted Payment” has the meaning set forth in Section 7.06(a). “Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of a Eurocurrency Rate Loan denominated in an Alternative Currency, (ii) each date of a continuation of a Eurocurrency Rate Loan denominated in an Alternative Currency pursuant to Section 2.02, and (iii) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require (including, without limitation, in connection with any payment or repayment of Loans); and (b) with respect to any Letter of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Currency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alternative Currency, (iv) in the case of all Existing Letters of Credit denominated in Alternative Currencies, the Initial Funding Date, and (v) such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require.

- 60 - “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and Class and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(c). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(c), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. Unless the context shall otherwise require, the term “Revolving Credit Commitment” shall include any amount by which the Revolving Credit Commitments are increased pursuant to a Revolving Credit Increase. The aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders on the Signing Date is $450,000,000. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate Outstanding Amount at such time of its outstanding Loans (other than Swing Line Loans made by such Lender in its capacity as Swing Line Lender) and the aggregate Outstanding Amount of such Lender’s participation in L/C Obligations and Swing Line Loans at such time under the Revolving Credit Facility. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Facility Availability” means, as of any date, the lesser of (x) the excess of the Revolving Credit Commitments over the Total Revolving Credit Outstandings and (y) the maximum amount of Indebtedness that can be Incurred under the Revolving Credit Facility without the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, exceeding 3.75 to 1.00. “Revolving Credit Increase” has the meaning specified in Section 2.14(a). “Revolving Credit Increase Lender” has the meaning specified in Section 2.14(a). “Revolving Credit Lender” means, at any time, (a) so long as any Revolving Credit Commitment is in effect, any Lender that has a Revolving Credit Commitment at such time or (b) if the Revolving Credit Commitments have terminated or expired, any Lender that has a Revolving Credit Loan or a participation in L/C Obligations under the Revolving Credit Facility or Swing Line Loans at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01(c). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-1. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Restricted Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Restricted Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately available funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be

- 61 - customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Alternative Currency. “Sanction(s)” means any economic or trade sanction or restrictive measures enacted, administered imposed, or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union or Her Majesty’s Treasury (“HMT”). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Bilateral L/C Obligations” means, as at any date of determination, the sum of (a) the Dollar Equivalent of the maximum amount then available to be drawn under the Existing Bilateral Letter of Credit plus (b) the Dollar Equivalent of the aggregate unreimbursed amounts owing to the Bilateral L/C Provider by the Borrower or any Restricted Subsidiary at such time in respect of drawings under the Existing Bilateral Letter of Credit. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, the Bilateral L/C Provider, each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Separation and Distribution Agreement” has the meaning specified in the definition of “Spin-Off Documents.” “Significant Subsidiary” means, as at any date of determination, each Restricted Subsidiary, now existing or hereafter acquired or formed, if the revenues of such other Restricted Subsidiary plus the revenues of its Restricted Subsidiaries equal more than 5% of total revenues of the Borrower and its Restricted Subsidiaries for the most recently ended Measurement Period; provided that for purposes of calculating total revenues in determining Significant Subsidiaries, the revenues attributable to interests in Restricted Subsidiaries which interests are not owned (directly or indirectly) by the Borrower shall be excluded. “Signing Date” means September 13, 2021, the date on which this Agreement is executed and delivered by the parties thereto. “Similar Business” means any business engaged or proposed to be engaged in by the Borrower or any of its Restricted Subsidiaries on the Signing Date and any business or other activities that are similar, ancillary, complementary, incidental or related to, or an extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged on the Signing Date. “SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source) and, in each case, that has been selected or recommended by the Relevant Governmental Body. “SOFR-Based Rate” means SOFR or Term SOFR. “SOFR Early Opt-in” means the Administrative Agent and the Borrower have elected to replace LIBOR pursuant to (1) an Early Opt-in Election and (2) Section 3.03(c)(i) and paragraph (1) of the definition of “Benchmark Replacement”.

- 62 - “Solvent” and “Solvency” means, on any date of determination, that on such date (a) the sum of the liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, on a consolidated basis, does not exceed the present fair saleable value of the present assets of the Borrower and its Subsidiaries, on a consolidated basis, (b) the fair value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, on a consolidated basis, (c) the capital of the Borrower and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof; (d) the Borrower and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts including current obligations beyond their ability to pay such debts as they become due (whether at maturity or otherwise). The amount of any contingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that would reasonably be expected to become an actual or matured liability. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Special Payment” means a cash distribution or payment on or before the Spin-Off Date by the Borrower to IP or one or more of IP’s Subsidiaries in an aggregate amount not to exceed the excess of (A) the proceeds of the Term Facilities, the Revolving Credit Facility drawn in connection with the Transactions and the 2021 Notes, net of related fees, discounts and expenses, together with cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries over (B) $100,000,000. “Specified Account” means a deposit account, escrow account or other account maintained with the Administrative Agent or another institution reasonably acceptable to the Administrative Agent provided for under a Specified Account Agreement. “Specified Account Agreement” means an account control agreement, escrow agreement or other agreement in form and substance reasonably satisfactory to the Administrative Agent, which will, among other things, (x) provide that (1) prior to the Covenant Adjustment Date, release of funds (other than funds in excess of $60,000,000 as described in the definition of “Specified Account Property”) from the Specified Account shall be only for the following purposes: (i) payment of the Specified Disclosed Litigation Payable Amount or (ii) payment of the Specified Disclosed Litigation Settlement Amount (provided that such release of funds shall be subject to receipt by the Administrative Agent of an officer’s certificate signed by a Responsible Officer of the Borrower certifying that such funds will be used for the purpose set forth in the preceding clause (i) or (ii) promptly following the release of such funds from the Specified Account) and (2) on and after the Covenant Adjustment Date, any funds remaining in the Specified Account may be withdrawn from the Specified Account and returned to the Borrower (provided that such release of funds shall be subject to receipt by the Administrative Agent of an officer’s certificate signed by a Responsible Officer of the Borrower certifying that the Covenant Adjustment Date has occurred) and (y) establish the Administrative Agent’s control (within the meaning of the UCC) with respect to the Specified Account Property. “Specified Account Property” means the Specified Account and the deposits, funds, securities or other property credited to the Specified Account plus all interest, dividends and other distributions and payments on any of the foregoing received or receivable by the applicable depository bank, escrow agent, or similar agent, together with all proceeds of any of the foregoing, in each case, from time to time held in the Specified Account; provided that, at any time that the value of the Specified Account Property shall exceed $60,000,000, any such excess may be withdrawn from the Specified Account and returned to the Borrower and the Specified Account Agreement governing such Specified Account Property shall explicitly permit such withdrawal. “Specified Default” means an Event of Default arising under either or both of Sections 8.01(a) or 8.01(f). “Specified Disclosed Litigation” means the Brazilian tax matter described in Note 10 to the Borrower’s unaudited financial statements for the six months ended June 30, 2021.

- 63 - “Specified Disclosed Litigation Payable Amount” has the meaning specified in the definition of “Covenant Adjustment Date.” “Specified Disclosed Litigation Settlement Amount” has the meaning specified in the definition of “Covenant Adjustment Date.” “Specified Loan Party” means (i) any Loan Party organized under the Laws of Brazil and (ii) any Loan Party organized under the laws of a jurisdiction that is not a jurisdiction in which any Loan Party as of the Initial Funding Date is organized and pursuant to the Agreed Guarantee and Security Principles is not required to pledge substantially all of its assets (subject to exclusions substantially consistent with Excluded Assets) other than Equity Interests of its Subsidiaries. “Specified Representations” means the representations and warranties of the Borrower and the Guarantors set forth in Sections 5.01(a) (but only with respect to due organization and valid existence), 5.01(b)(ii) (but solely to the extent related to power and authority to execute, deliver and perform the Loan Documents), 5.02 (other than part (b) or (c) thereof and limited to the entry into the Loan Documents, the Borrowings hereunder, and the granting of Guarantees and Liens in the Collateral to secure the Obligations), 5.04, 5.07 (but only to the extent a Default of Event of Default would result from a breach of Section 7.16 or 7.17), 5.14, 5.18 and 5.23 (but only to the extent related to the creation, validity and (solely with respect to Liens in assets with respect to which a Lien may be perfected by filing of a UCC financing statement under the Uniform Commercial Code or filing of a security agreement with the United States Copyright Office or the United States Patent and Trademark Office) perfection of Liens) of this Agreement. “Specified Restricted Payments” has the meaning specified in Section 7.06. “Specified Transaction” means any Incurrence or repayment, repurchase, redemption, satisfaction and discharge, defeasance or other acquisition, retirement or discharge of Indebtedness (excluding Indebtedness Incurred for working capital purposes other than pursuant to this Agreement) or Disqualified Stock or Preferred Stock, any Investment that results in a Person becoming a Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any acquisition or any Asset Sale or other disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any investment constituting an acquisition of assets constituting a business unit, line of business or division of another Person by the Borrower or a Restricted Subsidiary, any disposition of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, the cessation of the operations of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise or any material restructuring of the Borrower or other event that by the terms of this Agreement requires “pro forma compliance” with a test or covenant thereunder or requires or permits a test or covenant to be calculated on a “pro forma basis” or to be given “pro forma effect.” “Specified Transaction” shall also include any Investment or Asset Sale made by any Person that subsequently became a Restricted Subsidiary or was merged with or into the Borrower or any of its Restricted Subsidiaries since the beginning of any applicable Measurement Period. “Spin-Off” has the meaning specified in the Preliminary Statements hereto. “Spin-Off Business” has the meaning specified in the Preliminary Statements hereto. “Spin-Off Date” means the date of consummation of the Spin-Off. “Spin-Off Documents” means the Separation and Distribution Agreement, to be dated on or prior to the Initial Funding Date, by and between IP and the Borrower (the “Separation and Distribution Agreement”) and the various other agreements by and between IP and the Borrower or one of its Restricted Subsidiaries, which agreements are filed as exhibits to the Form 10. “Spot Rate” for a currency means the rate determined by the Administrative Agent or the applicable L/C Issuer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at

- 64 - approximately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or such L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided, further, that such L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Factoring Transaction or a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Receivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subordinated Indebtedness” means (a) with respect to the Borrower, any Indebtedness of the Borrower which is by its terms expressly subordinated in right of payment to the Obligations, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms expressly subordinated in right of payment to its Guaranty. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled (as determined in accordance with GAAP), directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Successful Completion Threshold” means the applicable “Successful Completion Threshold” set forth in Schedule 2.18(b). “Successor Rate” has the meaning specified in Section 3.03(d). “Successor Rate Conforming Changes” means, with respect to any Successor Rate for an Alternative Currency, any conforming changes to the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice for such Alternative Currency (or, if the Administrative Agent determines that adoption of any portion of such market practice for such Alternative Currency is not administratively feasible or that no market practice for the administration of such Successor Rate for such Alternative Currency exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement). “Sustainability Commitment Fee Adjustment” means, with respect to any KPI Metrics Report, for any period between Sustainability Pricing Adjustment Dates, the sum of (a) 0.50 basis points for each KPI Metric which meets or exceeds the Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year, minus (b) 0.50 basis points for each KPI Metric which fails to meet the Partially Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year. “Sustainability Performance Targets” means, for any calendar year, with respect to (a) GHG Emissions, for any given calendar year, the cumulative percentage reduction of the sum of the GHG Emissions for such calendar year, relative to the sum of the GHG Emissions for calendar year 2019 as reported in Schedule 2.18(a), (b) with respect to the Water Use Intensity, for any given calendar year, the cumulative percentage reduction of the Water Use Intensity relative to the Water Use Intensity for calendar year 2019 as reported in Schedule 2.18(a), (c) with

- 65 - respect to the Management and Leadership Positions Held By Women, the proportion of Management and Leadership Positions Held By Women, in each case of clauses (a), (b) and (c), set forth on Schedule 2.18(b); provided that, in each case, if Borrower subsequently issues a sustainability-linked debt instrument linked to the same KPI Metric and with an observation date for such calendar year, but with a higher percentage of Management and Leadership Positions Held by Women or reduction in GHG Emissions or Water Use Intensity, as the case may be, the relevant Sustainability Performance Target shall be automatically adjusted upward to equal the percentage of Management and Leadership Positions Held by Women or reduction in GHG Emissions or Water Use Intensity, as applicable, required by such subsequent sustainability-linked debt instrument. “Sustainability Pricing Adjustment Date” has the meaning specified in Section 2.18(a). “Sustainability Pricing Certificate” means a Sustainability Pricing Certificate delivered in connection with Section 2.18 and substantially in the form of Exhibit L. “Sustainability Pricing Certificate Inaccuracy” has the meaning specified in Section 2.18(d). “Sustainability Pricing Certificate Inaccuracy Payment Date” has the meaning specified in Section 2.18(e). “Sustainability Rate Adjustment” means, with respect to any KPI Metrics Report, for any period between Sustainability Pricing Adjustment Dates, the sum of (a) 1.666 basis points for each KPI Metric which meets or exceeds the Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year, minus (b) 1.666 basis points for each KPI Metric which fails to meet the Partially Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year. “Sustainability Recalculation Transaction” means any acquisition, disposition, merger or similar transaction or series of related transactions consummated by Borrower or any of its Restricted Subsidiaries whereby, as a result of the consummation of such transaction or series of related transactions, Borrower and its Restricted Subsidiaries’ GHG Emissions or Water Use Intensity would reasonably be expected to be increased or decreased by 5.00% or more as compared to Borrower and its Restricted Subsidiaries’ GHG Emissions or Water Use Intensity immediately prior to the consummation of such transaction, as determined in good faith by Borrower. “Sustainability Report” means the annual environmental, social and governance report publicly reported by the Borrower and published on an Internet or intranet website to which each Lender, the Sustainability Structuring Agent and the Administrative Agent have been granted access free of charge (or at the expense of the Borrower). “Sustainability Resignation Effective Date” has the meaning specified in Section 2.18(h)(i). “Sustainability Structuring Agent” shall mean Crédit Agricole Corporate and Investment Bank in its capacity as Sustainability Structuring Agent. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

- 66 - “Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Revolving Credit Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Syndication Agent” means JPMorgan Chase Bank, N.A. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system, which utilizes a single shared platform and which was launched on November 19, 2007 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Tax Matters Agreement” means the Tax Matters Agreement, to be dated on or before the Spin-Off Date, between IP and the Borrower, which shall be no less favorable in any material respect to the rights or interests of the Lenders than the form attached to the Form 10, which, among other matters, governs the allocation of liabilities in connection with the Specified Disclosed Litigation. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and Class and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term B Lenders pursuant to Section 2.01(a). “Term B Commitment” means, as to each Term B Lender, its obligation to make Term B Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the

- 67 - amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term B Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term B Commitments of all Term B Lenders on the Signing Date is $450,000,000. “Term B Facility” means, at any time, (a) prior to the funding on the Initial Funding Date, the aggregate amount of the Term B Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time. The Term B Facility shall be denominated in Dollars. “Term B Lender” means at any time any Lender that has a Term B Commitment or that holds Term B Loans at such time. “Term B Loan” means an advance made by any Term B Lender under the Term B Facility. The aggregate principal amount of the Term B Loans as of the Amendment No. 1 Effective Date is $0. “Term B Loan Increase” has the meaning assigned to such term in Section 2.14(a). “Term B Note” means a promissory note made by the Borrower in favor of a Term B Lender, evidencing Term B Loans made by such Term B Lender, substantially in the form of Exhibit C-2. “Term Borrowing” means a borrowing of Term Loans of the same Type and Class. “Term Commitment” means a Term B Commitment, a Term F Commitment and any other Class of commitments for term loans established pursuant to a Credit Extension Amendment. “Term Facilities” means, at any time, the Term B Facility, the Term F Facility and any other Class of Term Loans or Term Commitments established pursuant to a Credit Extension Amendment. “Term F Borrowing” means a borrowing consisting of simultaneous Term F Loans of the same Type and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term F Lenders pursuant to Section 2.01(b). “Term F Commitment” means, as to each Term F Lender, its obligation to make Term F Loans to the Borrower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term F Lender’s name on Schedule 2.01 under the caption “Term F Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term F Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term F Commitments of all Term F Lenders on the Signing Date is $520,000,000. “Term F Facility” means, at any time, (a) prior to the funding on the Initial Funding Date, the aggregate amount of the Term F Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term F Loans of all Term F Lenders outstanding at such time. The Term F Facility shall be denominated in Dollars. “Term F Lender” means, at any time, any Lender that has a Term F Commitment or that holds Term F Loans at such time. “Term F Loan” means an advance made by any Term F Lender under the Term F Facility. “Term F Loan Increase” has the meaning assigned to such term in Section 2.14(a). “Term F Note” means a promissory note made by the Borrower in favor of a Term F Lender evidencing Term F Loans made by such Term F Lender, substantially in the form of Exhibit C-3. “Term Lender” means, at any time, a Term B Lender or a Term F Lender.

- 68 - “Term Loan” means a Term B Loan, Term F Loan, Incremental Term Loan, Permitted Refinancing Term Loans or Extended Term Loans. “Term SOFR” means, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied), the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Threshold Amount” means $75,000,000. “TLF Lead Arranger” means CoBank, in its capacity as lead arranger and bookrunner in respect of the Term F Facility. “Total Assets” means the total assets of the Borrower and its Restricted Subsidiaries, as shown on the consolidated balance sheet of the Borrower as of the most recently completed fiscal quarter. “Total Credit Exposure” means, as to any Lender at any time, the aggregate amount of Total Revolving Credit Exposure, Total Term B Loan Exposure and Total Term F Loan Exposure of such Lender. “Total Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the unused Revolving Credit Commitments and the Revolving Credit Exposure of such Revolving Credit Lender at such time. “Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations under the Revolving Credit Facility. “Total Term B Loan Exposure” means, as to any Term B Lender at any time, the unused Term B Commitments (if any) and the Outstanding Amount of all Term B Loans of such Term B Lender at such time. “Total Term F Loan Exposure” means, as to any Term F Lender at any time, the unused Term F Commitments (if any) and the Outstanding Amount of all Term F Loans of such Term F Lender at such time. “Trade Date” has the meaning set forth in Section 10.06(g). “Transactions” means the following transactions: (a) the Spin-Off and all other transactions pursuant to, and the performance of all other obligations under, the Spin-Off Documents (including the Special Payment and the internal reorganization described therein), (b) the entering on the date hereof into and making of the initial Credit Extensions under the Loan Documents on the Initial Funding Date and (c) the payment of fees and expenses in connection with the foregoing. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority. “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United

- 69 - Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “Unrestricted Cash” means any cash of such Person that is (x) not classified (or required to be classified) as “restricted” on a consolidated balance sheet of such Person as determined in accordance with GAAP and (y) not subject to any Lien (other than Permitted Liens) in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties. “Unrestricted Subsidiary” means (a) as of the Signing Date, any Subsidiary indicated as such on Schedule 5.13(a) and (b) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary in accordance with Section 6.18, in either case, until such time that any such Subsidiary is re-designated as a Restricted Subsidiary in accordance with Section 6.18. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Security and Pledge Agreement” means that certain Security and Pledge Agreement, to be dated as of the Initial Funding Date, by the Borrower and the Guarantors party thereto to the Administrative Agent for the benefit of the Secured Parties, substantially in the form of Exhibit K, as supplemented or joined from time to time by the execution and delivery of supplements and joinders as provided therein or as otherwise reasonably acceptable to the Administrative Agent. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “Voting Participant” has the meaning specified in Section 10.06(d). “Voting Participant Notice” has the meaning specified in Section 10.06(d). “Voting Stock” of any Person as of any date means the Equity Interests of such Person that is at the time entitled to vote (without regard to the occurrence of any contingency) in the election of the Board of Directors of such Person. “Water Use Intensity” means, for a given calendar year, the total volume of water in cubic meters withdrawn from surface water and groundwater sources divided by the total production of sellable pulp and paper in metric tons produced. “Wholly-Owned Restricted Subsidiary” means any Wholly-Owned Subsidiary that is a Restricted Subsidiary. “Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Equity Interests or other ownership interests of which (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable

- 70 - Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, (i) Indebtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be

- 71 - disregarded and (ii) the Borrower and its Subsidiaries shall not be required to report on their consolidated balance sheet or otherwise include as Indebtedness hereunder at any date any lease of the Borrower or any Subsidiary that as of the Signing Date is (or if such lease were in effect on December 31, 2017, would be) an operating lease, irrespective of any change in lease accounting standards under GAAP occurring after the Signing Date. (b) Changes in GAAP. If at any time any change in GAAP (including the adoption of International Financial Reporting Standards) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Pro Forma Calculations. (i) For purposes of calculating the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio, each Specified Transaction and the following transactions in connection therewith (to the extent applicable) and not for other purposes (including pricing or the applicable percentage for Excess Cash Flow prepayments) shall be deemed to have occurred as of the first day of the Measurement Period: (a) historical income statement items (whether positive or negative) attributable to the property or Person, if any, subject to such Specified Transaction, (i) in the case of a disposition of all or substantially all Equity Interests in any Restricted Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Restricted Subsidiaries or a designation of a Subsidiary as an Unrestricted Subsidiary, shall be excluded, and (ii) in the case of a purchase or other acquisition of all or substantially all of the property and assets or business of any Person, or of assets constituting a business unit, a line of business or division of such Person, or of all or substantially all of the Equity Interests in a Person or a designation of a Subsidiary as a Restricted Subsidiary, shall be included, (b) any repayment, repurchase, retirement, redemption, satisfaction, and discharge or defeasance of Indebtedness, Disqualified Stock or Preferred Stock, and (c) any Indebtedness Incurred or assumed by the Borrower or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination (taking into account any hedging obligations applicable to such Indebtedness if such hedging obligation has a remaining term in excess of 12 months). If since the beginning of any applicable period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.03(c), then the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio, shall be calculated to give pro forma effect thereto in accordance with this Section 1.03(c). (ii) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Responsible Officer and in a manner reasonably acceptable to the Administrative Agent. (iii) In connection with any Limited Condition Transaction and any related transactions (including any financing thereof), at the Borrower’s election, (a) compliance with any requirement relating to the absence of a Default or an Event of Default may be determined as of the date (the “LCT Determination Date”) (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transaction is made (or the equivalent notice under such equivalent laws, rules or regulations in

- 72 - such other applicable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and not as of any later date as would otherwise be required under this Agreement, and (b) any calculation of the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio, the Consolidated Senior Secured Leverage Ratio or any other financial measure, or any amount based on Total Assets, Consolidated EBITDA or a percentage of Total Assets or Consolidated EBITDA, or any other determination under any basket or ratio under this Agreement, or any other determination as to whether any such Limited Condition Transaction and any related transactions (including any financing thereof) complies with the covenants or agreements contained in this Agreement, may be made as of the LCT Determination Date and, to the extent so made, will not be required to be made at any later date as would otherwise be required under this Agreement; provided that (1) the determinations in clauses (a) and (b) above shall give Pro Forma Effect to such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) and (2) compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the LCT Determination Date for such Limited Condition Transaction and any actions or transactions related thereto (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof). For purposes of determining compliance with any ratio, basket or amount on the LCT Determination Date, Consolidated Interest Expense for purposes of the Consolidated Interest Coverage Ratio will be calculated using an assumed interest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Borrower in good faith, which determination shall be conclusive. For the avoidance of doubt, if the Borrower makes such an election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Determination Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates, in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower makes such an election, any subsequent calculation of any such ratio, basket or amount (unless the definitive agreement for, or firm offer in respect of, such Limited Condition Transaction (in the case of an acquisition or Investment) is terminated or expires without its consummation or such notice of redemption, repurchase, defeasance, satisfaction and discharge or repayment is revoked or expires without consummation) shall be calculated both (1) giving Pro Forma Effect to such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) and (2) assuming such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) have not been consummated. (d) Notwithstanding anything to the contrary contained in Section 1.03(a), Section 1.03(b) or in the definition of “Capitalized Leases,” any change in accounting for leases pursuant to GAAP resulting from the adoption of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treated under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such

- 73 - Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with a Revolving Credit Borrowing, conversion, continuation or prepayment of a Eurocurrency Rate Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Revolving Credit Borrowing, Eurocurrency Rate Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be. (c) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any comparable or successor rate thereto. 1.06 Additional Alternative Currencies. (a) The Borrower may from time to time request that Eurocurrency Rate Loans be made and/or Letters of Credit be issued under the Revolving Credit Facility in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Eurocurrency Rate Loans, such request shall be subject to the approval of the Administrative Agent and, in the case of the Revolving Credit Facility, the Revolving Credit Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and each applicable L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Administrative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Eurocurrency Rate Loans, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify each applicable L/C Issuer thereof. Each Revolving Credit Lender (in the case of any such request pertaining to Eurocurrency Rate Loans) or the applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Eurocurrency Rate Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Credit Lender or an L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Credit Lender or such L/C Issuer, as the case may be, to permit Eurocurrency Rate Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Eurocurrency Rate Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Revolving Credit Borrowings of Eurocurrency Rate Loans; and if the Administrative Agent and the applicable L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower. Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Existing Letter of Credit only.

- 74 - 1.07 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Credit Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Credit Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.10 Certain Calculations and Tests. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the same section of any Loan Document that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with the Financial Covenants (any such amounts, the “Fixed Amounts”)) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the same section of any Loan Document that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that, for purposes of this Agreement, the Fixed Amounts under such section shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts in connection with such substantially concurrent incurrence. 1.11 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurocurrency Rate” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Benchmark Replacement or any Successor Rate) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes or Successor Rate Conforming Changes. 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

- 75 - 1.13 Luxembourgish Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) Where it relates to a person incorporated or having its “centre of main interests” (as that term is used in Article 3(1) of the COMI Regulation) in the Grand Duchy of Luxembourg (“Luxembourg”), a reference to: (i) such person “failing to pay its debts” includes, without limitation, that person being in a state of cessation of payments (cessation de paiements); (ii) such person’s “organization documents” includes its (restated) articles of association (statuts (coordonnés)); (iii) a “director”, “manager” or “officer” of such person includes a director (administrateur) or a manager (gérant); (iv) a “liquidator”, “rehabilitator” or “receiver” or other similar officer includes, without limitation, a supervisory judge (juge-commissaire), a bankruptcy administrator (curateur), a liquidator (liquidateur), a curator (commissaire) and an investigating judge (juge délégué), (v) “proceedings under any Debtor Relief Law”, a “bankruptcy”, “insolvency”, “moratorium” or “dissolution” or similar proceedings includes, without limitation, a bankruptcy (faillite), voluntary or judicial liquidation (liquidation volontaire ou judiciare), a composition with creditors (concordat préventif de la faillite), a moratorium or reprieve from payment (sursis de paiement) and controlled management (gestion contrôlée) and any other similar proceedings affecting the rights of creditors generally under Luxembourg law and shall be construed so as to include any equivalent or analogous liquidation or reorganisation proceedings. (b) A reference in a Loan Document to: (i) an “attachment” includes, without limitation, an executory attachment (saisie exécutoire) or a conservatory attachment (saisie conservatoire); (ii) a “Lien” includes, without limitation, any hypothèque, nantissement, gage, privilège, accord de transfert de propriété à titre de garantie, gage sur fonds de commerce, sûreté réelle, droit de rétention and any type of real security or agreement or arrangement having a similar effect; and (iii) a “set-off” or similar action includes, without limitation and for the purposes of Luxembourg law, legal set-off. ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans. (a) The Term B Borrowing. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make a single loan in Dollars to the Borrower on the Initial Funding Date in an aggregate amount not to exceed such Term B Lender’s Term B Commitment. The Term B Borrowing shall consist of Term B Loans made simultaneously by the Term B Lenders in accordance with their respective Term B Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein. (b) The Term F Borrowing. Subject to the terms and conditions set forth herein, each Term F Lender severally agrees to make a single loan in Dollars to the Borrower, on the Initial Funding Date, in an aggregate

- 76 - amount not to exceed such Term F Lender’s Term F Commitment. The Term F Borrowing shall consist of Term F Loans made simultaneously by the Term F Lenders in accordance with their respective Term F Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term F Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein. (c) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Revolving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period for the Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrowing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (iii) the Total Revolving Credit Outstandings denominated in an Alternative Currency shall not exceed the Alternative Currency Sublimit and (iv) the aggregate amount of Revolving Credit Loans that may be borrowed on the Initial Funding Date shall not exceed $100,000,000 plus the amount needed to fund fees and expenses in connection with the Transactions and thereafter the Revolving Credit Facility shall not be available until after the Spin-Off has been consummated (for the avoidance of doubt, proceeds of Revolving Credit Loans shall not be used to fund any special mandatory redemption of the 2021 Notes). Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c), prepay under Section 2.05, and reborrow under this Section 2.01(c). Revolving Credit Loans made to the U.S. Borrower may be Base Rate Loans (if in Dollars only) or Eurocurrency Rate Loans, as further provided herein. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Term B Borrowing, each Term F Borrowing, each Revolving Credit Borrowing, each conversion of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (i) telephone, or (ii) a Committed Loan Notice; provided that any telephone notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans, (B) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (C) on the requested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Eurocurrency Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Administrative Agent not later than 11:00 a.m. (i) four Business Days prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) five Business Days (or six Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, whereupon the Administrative Agent shall give prompt notice to the Appropriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., (i) three Business Days before the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Dollars, or (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, the Administrative Agent shall notify the Borrower (which notice may be by telephone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice shall specify (1) whether the Borrower is requesting a Term B Borrowing, a Term F Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (2) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (3) the principal amount of Loans to be borrowed, converted or continued, (4) the Type of Loans to be borrowed or

- 77 - to which existing Term Loans or Revolving Credit Loans are to be converted, (5) if applicable, the duration of the Interest Period with respect thereto, and (6) the currency of the Loans to be borrowed. If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice then the applicable Term Loans or Revolving Credit Loans shall be made as Base Rate Loans and if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Term Loans or Revolving Credit Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Eurocurrency Rate Loan. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. (b) Following receipt of a Committed Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount (and currency) of its Applicable Percentage under the applicable Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Term B Borrowing, a Term F Borrowing or a Revolving Credit Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing denominated in Dollars is given by the Borrower, there are L/C Borrowings outstanding under the Revolving Credit Facility, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Eurocurrency Rate Loans denominated in an Alternative Currency be prepaid, or redenominated into Dollars in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such interest rate. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than an aggregate of 15 Interest Periods in effect hereunder. (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender.

- 78 - 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (x) each L/C Issuer agrees, in reliance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (I) from time to time on any Business Day during the period from the Initial Funding Date until the Letter of Credit Expiration Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of any Permitted L/C Party, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (II) to honor drawings under the Letters of Credit; and (y) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued under the applicable Facility for the account of any Permitted L/C Party and any drawings thereunder; provided that after giving effect to any L/C Credit Extension, (1) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (2) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, (3) the Outstanding Amount of L/C Obligations shall not exceed the Letter of Credit Sublimit and (4) the Total Revolving Credit Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, and (5) unless agreed to by the applicable L/C Issuer, the aggregate amount available to be drawn under all Letters of Credit issued by the applicable L/C Issuer issuing such Letter of Credit shall not exceed such L/C Issuer’s Letter of Credit Commitment; provided, further, that (A) no more than $20,000,000 aggregate face amount of Letters of Credit shall be issued on the Initial Funding Date and (B) CoBank shall not be required to issue any Letters of Credit denominated in an Alternative Currency. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued on the Initial Funding Date pursuant to the Revolving Credit Facility hereunder, and from and after the Initial Funding Date shall be subject to and governed by the terms and conditions hereof. (ii) No L/C Issuer shall issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders and the applicable L/C Issuer have approved such expiry date; or (B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (x) all the Revolving Credit Lenders and the applicable L/C Issuer have approved such expiry date or (y) on the date 95 days prior to the Letter of Credit Expiration Date, the Borrower shall have provided Cash Collateral for such Letter of Credit in an amount not less than the applicable Minimum Collateral Amount. (iii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Initial Funding Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Initial Funding Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally;

- 79 - (C) except as otherwise agreed by the Borrower and the applicable L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a Commercial Letter of Credit, or $500,000, in the case of a Financial Letter of Credit; (D) except as otherwise agreed by the Administrative Agent and the applicable L/C Issuer, the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) any Revolving Credit Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (iv) No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (v) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (vi) Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuers shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuers in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers. (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to the applicable L/C Issuer chosen by Borrower to issue such Letter of Credit (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; (H) [reserved]; (I) if such requested Letter of Credit is to be issued under the Revolving Credit Facility, whether such requested Letter of Credit will be a Financial Letter of Credit; (J) the Permitted L/C Party for whom such Letter of Credit is to be issued; and (K) such other matters as such L/C Issuer may require to issue such Letter of Credit. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit

- 80 - to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as such L/C Issuer may require to amend such Letter of Credit. Additionally, Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably require. (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Permitted L/C Party) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Borrower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such extension. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements under the Revolving Credit Facility; Funding of Participations under the Revolving Credit Facility. (i) Upon receipt from the beneficiary of any Letter of Credit issued under the Revolving Credit Facility of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Alternative Currency, the Borrower shall reimburse the applicable L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require

- 81 - reimbursement in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 1:00 p.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by such L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date of payment by an L/C Issuer, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency; provided that if the Borrower receives notice of such payment after 1:00 p.m. on such Honor Date, the Borrower shall make such payment not later than 1:00 p.m. on the following Business Day. In the event that (A) a drawing denominated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Section 2.03(c)(i) and (B) the Dollar amount paid by the Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Borrower agrees, as a separate and independent obligation, to indemnify such L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Borrower fails or elects not to reimburse the applicable L/C Issuer on such applicable payment date and at the applicable time, the Administrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Borrower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on such applicable payment date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). For the avoidance of doubt, no Default shall be deemed to occur solely as a result of an unreimbursed drawing being refinanced with a Revolving Credit Borrowing pursuant to this clause (i). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar- denominated payments in an amount equal to its Applicable Revolving Credit Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

- 82 - (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit issued under the Revolving Credit Facility, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of such L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Advances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit issued under the Revolving Credit Facility, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against such L/C Issuer, the Borrower, any Subsidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) [Reserved]. (e) Repayment of Participations. (i) At any time after the applicable L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c) if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Percentage thereof in Dollars, as applicable, in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discretion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Issuer its Applicable Revolving Credit Percentage on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

- 83 - (f) Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by such L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft; (vi) any payment made by such L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable; (vii) any payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Alternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as aforesaid. (g) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

- 84 - None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable or responsible for any of the matters described in clauses (i) through (ix) of Section 2.03(f); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s willful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuers may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuers shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuers may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Financial Letter of Credit and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Borrower or any other Permitted L/C Party for, and no L/C Issuer’s rights and remedies against the Borrower or any other Permitted L/C Party shall be impaired by, any action or inaction of such L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (i) Letter of Credit Fees. Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee in Dollars for each Letter of Credit issued under the Revolving Credit Facility (the fee payable under such Facility, the “Letter of Credit Fees”) equal to the Applicable Rate for such Letter of Credit times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears; provide that with respect to Letters of Credit issued by an L/C Issuer that is not the Administrative Agent (or any Affiliate thereof), the Administrative Agent shall use its commercially reasonable efforts to provide Borrower with the Letter of Credit Fees due and payable on each such date with respect to such Letters of Credit, based on information provided by such L/C Issuers, and any discrepancies with respect thereto shall be adjusted on the next quarterly payment date. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders,

- 85 - while any Event of Default exists, all Letter of Credit Fees owing on Letters of Credit under the Revolving Credit Facility shall accrue at the Default Rate. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. Borrower shall pay directly to each L/C Issuer for its own account a fronting fee in Dollars (i) with respect to each Commercial Letter of Credit issued by such L/C Issuer, at a rate per annum equal to 0.125% of the daily stated amount of such Letter of Credit, computed on the Dollar Equivalent amount of such Letter of Credit, and payable upon the issuance thereof, (ii) with respect to any amendment of a Commercial Letter of Credit issued by such L/C Issuer increasing the amount of such Letter of Credit, at a rate per annum equal to 0.125% of the daily stated amount of such Letter of Credit, computed on the Dollar Equivalent amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each Financial Letter of Credit issued by such L/C Issuer, at a rate per annum equal to 0.125%, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. In addition, the Borrower shall pay directly to each L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of each L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (l) Letters of Credit Issued for Permitted L/C Parties. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Permitted L/C Party other than the Borrower, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (m) Additional L/C Issuers. In addition to Bank of America, BNP Paribas, CoBank, ACB, Crédit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A. and PNC Bank, National Association, the Borrower may from time to time, with notice to the Revolving Credit Lenders and the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) and the applicable Revolving Credit Lender being so appointed, appoint additional Revolving Credit Lenders to be L/C Issuers under the Revolving Credit Facility; provided that the total number of L/C Issuers under the Revolving Credit Facility at any time shall not exceed six Revolving Credit Lenders. Upon the appointment of a Lender as an L/C Issuer hereunder such Person shall become vested with all of the rights, powers, privileges and duties of an L/C Issuer hereunder. In connection with any such appointment, Schedule 1.01(b) shall be updated, and such update shall be provided to the Administrative Agent, to reflect the Letter of Credit Commitment of such additional L/C Issuer as agreed by such L/C Issuer and the Borrower; provided that in no event shall any L/C Issuer’s Letter of Credit Commitment be increased without its consent. (n) Removal of L/C Issuers. The Borrower may at any time remove any Lender from its role as an L/C Issuer hereunder upon not less than 30 days’ prior notice to such L/C Issuer (or such shorter period of time as may be acceptable to such L/C Issuer); provided that such removed L/C Issuer shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its removal as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Revolving Credit Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Without limiting the foregoing, upon the removal of a Revolving Credit Lender as an L/C Issuer hereunder, the Borrower may, or at the request of such removed L/C Issuer the Borrower shall use commercially reasonable efforts to, arrange for one or more of the other L/C Issuers to issue Letters of Credit hereunder in substitution for the Letters of Credit, if any, issued by such removed L/C Issuer and outstanding at the time of such removal, or make other arrangements reasonably satisfactory to the removed L/C Issuer to effectively cause another

- 86 - L/C Issuer to assume the obligations of the removed L/C Issuer with respect to any such Letters of Credit. In connection with any such removal, Schedule 1.01(b) shall be updated, and such update shall be provided to the Administrative Agent, to reflect the Letter of Credit Commitments of the L/C Issuers after giving effect to such removal; provided that in no event shall any L/C Issuer’s Letter of Credit Commitment be increased without its consent. (o) Reporting of Letter of Credit Information. At any time that any Lender other than the Person serving as the Administrative Agent is an L/C Issuer, then (i) on the last Business Day of each calendar month, (ii) on each date that a Letter of Credit is amended, terminated or otherwise expires, (iii) on each date that an L/C Credit Extension occurs with respect to any Letter of Credit, and (iv) upon the request of the Administrative Agent, each L/C Issuer (or, in the case of clause (ii), (iii) or (iv), the applicable L/C Issuer) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such L/C Issuer) with respect to each Letter of Credit issued by such L/C Issuer that is outstanding hereunder. No failure on the part of any L/C Issuer to provide such information pursuant to this Section 2.03(o) shall limit the obligation of the Borrower or any applicable Lender hereunder with respect to its reimbursement and participation obligations, respectively, pursuant to this Section 2.03. In addition, the Borrower and the relevant L/C Issuer shall notify the Administrative Agent if at any time the Letter of Credit Commitment of any L/C Issuer is changed (whether pursuant to Section 2.03(m) or (n), by agreement between the Borrower and such L/C Issuer, or otherwise), and such change shall be reflected in a revised Schedule 1.01(b). 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolving Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, (y) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Credit Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set

- 87 - forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations

- 88 - shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Revolving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percentage shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Prepayments. (a) Optional. (i) Subject to the last sentence of this Section 2.05(a)(i), the Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and/or Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice shall be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Eurocurrency Rate Loans denominated in Dollars, (2) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies, and (3) on the date of prepayment of Base Rate Loans; (B) any prepayment of Eurocurrency Rate Loans denominated in Dollars shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (C) any prepayment of Eurocurrency Rate Loans denominated in Alternative Currencies shall be in a minimum principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (D) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Facility with respect to which Loans are being prepaid, the principal repayment installments to which such prepayment is to be applied and the Type(s) of Loans to be prepaid and, if Eurocurrency Rate Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the

- 89 - outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof as the Borrower may direct under the applicable Class or Classes of Term Loans as the Borrower may direct (and in the absence of any direction, ratably to the Term Loans of each Class and in direct order of maturity to the remaining quarterly principal installments thereof). Subject to Section 2.17, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. Notwithstanding the foregoing, if such notice of prepayment indicates that such prepayment is conditioned upon the consummation of a new debt or equity financing or other transaction specified therein, such notice of prepayment may be revoked or delayed if such condition is not specified on the date specified in such notice; provided that Section 3.05 shall apply to any such revocation or delay. (ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory. (i) Excess Cash Flow. Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2022, the Borrower shall prepay Term Loans in an aggregate amount equal to (A) the applicable ECF Prepayment Percentage of Excess Cash Flow for such fiscal year less (B) (x) the aggregate principal amount of Term Loans and/or Incremental Term Loans (in each case, to the extent applied to amortization payments due after the end of the fiscal year in which such voluntary prepayment is made) and/or (to the extent accompanied by a permanent reduction of the Aggregate Revolving Credit Commitments in the same amount) Revolving Credit Loans prepaid pursuant to Section 2.05(a)(i) and (y) purchases of Loans pursuant to Section 10.06(h) that are applied to amortization payments due after the fiscal year in which such purchase is made, in each case during such fiscal year or, without duplication, after the end of such fiscal year but prior to the date on which the prepayment described in this clause (i) is required (such prepayments to be applied as set forth in clause (v) below). Each prepayment pursuant to this clause (i) shall be made no later than the date that is five Business Days after the date on which financial statements are required to be delivered pursuant to Section 6.01(a) with respect to the fiscal year for which Excess Cash Flow is being calculated. Prepayment pursuant to this clause (i) shall not be required to be made following the repayment or prepayment, in full, of all of the Term Loans. (ii) Asset Sales. If the Borrower or any of its Restricted Subsidiaries disposes of any property (other than sales of inventory in the ordinary course of business) pursuant to Section 7.05(w) which, in any such case, results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom in excess of $50,000,000 (less any exclusion of prepayments from Net Cash Proceeds of Extraordinary Receipts applied to the $50,000,000 threshold set forth in clause (iii) below) in the aggregate for the Net Cash Proceeds received from all such Asset Sales during the immediately preceding twelve month period on the next Business Day following receipt thereof by such Person (such prepayments to be applied as set forth in clause (v) below); provided that, with respect to any Net Cash Proceeds realized under an Asset Sale described in this Section 2.05(b)(ii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent on or prior to the date of such Asset Sale), and so long as no Event of Default shall have occurred and be continuing, the Borrower or any Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in any one or more businesses, assets or property or capital expenditures, in each case, used or useful in a similar business and permitted hereunder (provided that if such investment is in the form of the acquisition of Equity Interests of a Person, such person is or becomes a Restricted Subsidiary of the Borrower as a result of such acquisition) so long as (A) within 18 months after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so

- 90 - reinvest shall have been executed) and (B) if a definitive agreement to so reinvest has been executed within such 18-month period, then such reinvestment shall have been consummated within 6 months after such 18-month period (in each case, as certified by the Borrower in writing to the Administrative Agent); and provided, further, that (i) any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii) and (ii) the use of such proceeds for working capital shall not qualify as a permitted reinvestment hereunder except in the case of an acquisition of a Person or business that includes working capital. (iii) Extraordinary Receipts. Upon the occurrence of any Extraordinary Receipt with respect to the Borrower or any of its Restricted Subsidiaries which, in any such case, results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom in excess of $50,000,000 (less any exclusion of prepayments from Net Cash Proceeds of Asset Sales applied to the $50,000,000 threshold set forth in clause (ii) above) in the aggregate for the Net Cash Proceeds received from all such Extraordinary Receipts during the immediately preceding twelve month period on the next Business Day following receipt thereof by such Person (such prepayments to be applied as set forth in clause (v) below); provided that, with respect to any Net Cash Proceeds realized under an Extraordinary Receipt described in this Section 2.05(b)(iii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent within 45 days following the date of such Extraordinary Receipt), and so long as no Event of Default shall have occurred and be continuing, the Borrower or any Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in the replacement or restoration of any properties or assets in respect of which such Net Cash Proceeds were paid or in any one or more businesses, assets or property or capital expenditures, in each case, used or useful in a similar business and permitted hereunder (provided that if such investment is in the form of the acquisition of Equity Interests of a Person, such person is or becomes a Restricted Subsidiary of the Borrower as a result of such acquisition) so long as (A) within 18 months after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so reinvest shall have been executed) and (B) if a definitive agreement to so reinvest has been executed within such 18-month period, then such reinvestment shall have been consummated within 6 months after such 18-month period (in each case, as certified by the Borrower in writing to the Administrative Agent); and provided, further, that (i) any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iii) and (ii) the use of such proceeds for working capital shall not qualify as a permitted reinvestment hereunder except in the case of an acquisition of a Person or business that includes working capital. (iv) Debt Issuances. Upon the incurrence or issuance by the Borrower or any of its Restricted Subsidiaries of (A) any Permitted Credit Agreement Refinancing Indebtedness or (B) any other Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02 (other than Section 7.02(b)(xiv))), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom on the next Business Day following receipt thereof by the Borrower or such Restricted Subsidiary (such prepayments to be applied as set forth in clause (v) below or, with respect to Permitted Credit Agreement Refinancing Indebtedness, clause (x) below). (v) Certain Applications. Each prepayment of Term Loans pursuant to clauses (i), (ii), (iii) and (other than with respect to Permitted Credit Agreement Refinancing Indebtedness) (iv) of the foregoing provisions of this Section 2.05(b) shall be applied ratably to each Class of the Term Facilities (or, with respect to any Incremental Term Loans, as otherwise provided in the applicable Credit Extension Amendment) and (x) with respect to each of the Term F Facility and the Term B Facility, to the principal repayment installments thereof in direct order of maturity or as otherwise directed by the Borrower to the Administrative Agent and (y) with respect to any Incremental Term Loans, unless otherwise provided in the applicable Credit Extension Amendment establishing such Incremental Term Loans, to the principal repayment installments thereof in direct order of maturity or as otherwise directed in writing by the Borrower to the Administrative Agent. Subject to Section 2.17, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the relevant Facilities; provided, further, that, with respect to any Net Cash Proceeds from any Asset Sale or Extraordinary Receipt, the Borrower may prepay Term Loans and prepay or purchase any Incremental Equivalent Debt

- 91 - that is secured by the Collateral on a pari passu basis with the Obligations (at a purchase price of no greater than par plus accrued and unpaid interest), to the extent required thereby, on a pro rata basis in accordance with the respective outstanding principal amounts of the Term Loans and such Incremental Equivalent Debt as of the time of the applicable Asset Sale or Extraordinary Receipt. (vi) [Reserved]. (vii) If the Administrative Agent notifies the Borrower at any time that the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Borrower) at such time exceed an amount equal to 100% of the Aggregate Revolving Credit Commitments then in effect, then, within five Business Days after receipt of notice of such excess, the Borrower shall prepay Revolving Credit Loans and/or Swing Line Loans and/or the Borrower shall Cash Collateralize the L/C Obligations under the Revolving Credit Facility in an aggregate amount sufficient to reduce the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Borrower) as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Credit Commitments then in effect; provided, however, that, subject to the provisions of Section 2.16(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations under the Revolving Credit Facility pursuant to this Section 2.05(b)(viii) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the Total Revolving Credit Outstandings exceed the Aggregate Revolving Credit Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. (viii) If the Total Revolving Credit Outstandings denominated in Alternative Currencies (that are not Cash Collateralized by the Borrower) at such time exceed the Alternative Currency Sublimit, then, within five Business Days after receipt of notice from the Administrative Agent of such excess, the Borrower shall immediately prepay Revolving Credit Loans denominated in Alternative Currencies and/or the Borrower shall Cash Collateralize the L/C Obligations denominated in Alternative Currencies under the Revolving Credit Facility in an aggregate amount sufficient to reduce the Total Revolving Credit Outstandings denominated in Alternative Currencies (that are not Cash Collateralized by the Borrower) as of such date of payment to an amount not to exceed the Alternative Currency Sublimit; provided, however, that, subject to the provisions of Section 2.16(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations denominated in Alternative Currencies under the Revolving Credit Facility pursuant to this Section 2.05(b)(viii) unless after the prepayment in full of the Revolving Credit Loans denominated in Alternative Currencies the Total Revolving Credit Outstandings denominated in Alternative Currencies exceed the Alternative Currency Sublimit. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. (ix) Notwithstanding anything to the contrary contained in Section 2.05(b)(i), (ii), or (iii), to the extent attributable to an Asset Sale or Extraordinary Receipt by a Restricted Subsidiary that is a Foreign Subsidiary (or a Restricted Subsidiary of a Foreign Subsidiary) or arising from Excess Cash Flow attributable to a Restricted Subsidiary that is a Foreign Subsidiary (or a Restricted Subsidiary of a Foreign Subsidiary), no prepayment (or a portion thereof) required under Section 2.05(b)(i), (ii) or (iii) shall be made if the repatriation to the United States of any or all of the Net Cash Proceeds of any Asset Sales or Extraordinary Receipt by such Foreign Subsidiary or arising from Excess Cash Flow attributable to a such Foreign Subsidiary (x) is prohibited or delayed by applicable local Laws or (y) would have a material adverse tax consequence (taking into account any foreign tax credit or other net benefit actually realized in connection with such repatriation that would not otherwise be realized), as determined by the Borrower in its sole discretion, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be applied in compliance with Section 2.05(b)(i), (ii) or (iii); provided that the preceding clause (x) shall apply to such amounts for so long, but only for so long, as the applicable local Laws will not permit repatriation to the United States (the Borrower hereby agreeing to use commercially reasonable efforts to cause the applicable Foreign Subsidiary to take all actions reasonably required by the applicable local Laws, applicable organizational impediments or other impediment to permit such repatriation), and if such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow, as applicable, is permitted under the applicable local Laws and is not subject to the preceding clause (y), the portion of such

- 92 - Net Cash Proceeds or Excess Cash Flow, as applicable, so affected will then be required to be applied (net of additional taxes that would be payable or reserved against if such net cash proceeds were then repatriated) in compliance with Section 2.05(b)(i), (ii) or (iii). Notwithstanding anything to the contrary contained in this Section 2.05, to the extent a Restricted Payment or other distribution to the Borrower is required (notwithstanding the Loan Parties’ commercially reasonable efforts to make such mandatory prepayment without making such Restricted Payment or other payment) in connection with such prepayment (or portion thereof), or otherwise in the case of the repatriation of all or any such amount to make such prepayment, no prepayment (or a portion thereof) required under Section 2.05(b)(i), (ii) and (iii) shall be made if either of the Borrower or any Restricted Subsidiary determines in good faith that it would incur liability in respect of Taxes (including any withholding tax) in connection with making such Restricted Payment or other distribution or repatriation which Borrower, in its reasonable judgment, deems to be material; provided that (i) the Borrower shall use commercially reasonable efforts to eliminate or reduce any such material adverse tax consequences to enable the repatriation to be made and (ii) to the extent the provisions hereof relating to Excess Cash Flow of Foreign Subsidiaries apply, but the amount of the total Excess Cash Flow attributable to the Borrower and its Restricted Subsidiaries that are organized under the laws of the United States, a State thereof or the District of Columbia then exceeds the prepayment then required to be made under Section 2.05(b)(i) (solely for this purpose, determined without regard to this Section 2.05(b)(x)), then (subject to the first sentence of this Section 2.05(b)(x)), the entire prepayment then required under such Section 2.05(b)(i) shall be required to be made, without reduction pursuant to this sentence. Notwithstanding anything in the preceding two sentences to the contrary, in the event the limitations or restrictions described therein cease to apply to any prepayment (or portion thereof) required under Section 2.05(b), the Borrower shall make such prepayment in an amount equal to the lesser of (1) the amount of such prepayment previously required to have been made without having given effect to such limitations or restrictions and (2) the amount of cash and Cash Equivalents on hand at such time, in each case, less the amount by which the Net Cash Proceeds from the applicable Asset Sale were previously used for the permanent repayment of Indebtedness. (x) Notwithstanding the foregoing, in the case of prepayments made pursuant to Section 2.05(b)(v) in respect of any Permitted Credit Agreement Refinancing Indebtedness, such prepayment shall be applied solely to those applicable Class of Term Loans or Revolving Credit Loans (or unused Revolving Credit Commitments) with respect to which such Permitted Credit Agreement Refinancing Indebtedness is being incurred. (xi) Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05, prior to the last date of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit with the Administrative Agent the amount of any such prepayment otherwise required to be made hereunder until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Such deposit shall constitute cash collateral for the Eurocurrency Rate Loans to be so prepaid, provided, the Borrower may at any time direct that such deposit be applied to make the applicable payment required to this Section 2.05, it being understood that interest shall continue to accrue on all such outstanding Loans until such time as payment is actually made. (c) Prepayment Premium. In the event that, on or prior to the date that is twelve months after the Initial Funding Date, a Repricing Event (other than any Repricing Event made in connection with (i) a Change of Control, (ii) a sale of all or substantially all of the Borrower’s assets or (iii) a material acquisition that (A) is not a Permitted Acquisition, (B) is financed using proceeds of Indebtedness not permitted under this Agreement or (C) the consummation of which would cause the Loan Documents to not provide the Borrower and its Subsidiaries with adequate flexibility for the continuation or expansion of their operations following such consummation as determined by the Borrower acting in good faith) occurs, the Borrower shall pay to the Administrative Agent, (i) in the case of a Repricing Event described in clause (a) of the definition thereof, for the ratable account of each of the applicable Term B Lenders, a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid, refinanced, substituted or replaced, and (ii) in the case of a Repricing Event described in clause

- 93 - (b) of the definition thereof, for the ratable account of each of the non-consenting Term B Lenders to the amendment, a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans of such non- consenting Term B Lender outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Event. (d) Term Loan Opt-Out. With respect to any prepayment of Term Loans pursuant to Section 2.05(b), other than a mandatory prepayment with the proceeds of Permitted Credit Agreement Refinancing Indebtedness incurred pursuant to Section 7.02(b)(xiv), any Term Lender, at its option, may elect not to accept such prepayment. Upon receipt by the Administrative Agent of any such prepayment of Term Loans, the amount of the prepayment that is available to prepay the Term Loans (the “Prepayment Amount”) shall be deposited in a cash collateral account on terms reasonably satisfactory to the Administrative Agent and the Borrower, pending application of such amount on the Prepayment Date as set forth below and promptly after the date of such receipt, the Administrative Agent shall notify the applicable Term Lenders of the amount available to prepay the Term Loans and the date on which such prepayment shall be made (the “Prepayment Date”). Any Lender declining such prepayment (a “Declining Lender”) shall give written notice to the Administrative Agent before 11:00 a.m. on the Business Day immediately preceding the Prepayment Date. On the Prepayment Date, an amount equal to that portion of the Prepayment Amount accepted by the applicable Term Lenders other than the Declining Lenders (such Lenders being the “Accepting Lenders”) to prepay Term Loans owing to such Accepting Lenders shall be withdrawn from the applicable cash collateral account and applied ratably to prepay Term Loans owing to such Accepting Lenders in the manner described in Section 2.05(b) for such prepayment. Any amounts that would otherwise have been applied to prepay Term Loans owing to Declining Lenders (“Declined Amounts”) shall be retained or applied as directed by the Borrower. (e) Other Applicable Debt. If at the time that any prepayment pursuant to Section 2.05(b) would be required, the Borrower is also required to offer to repurchase, defease or prepay Incremental Equivalent Debt, Ratio Debt or Indebtedness incurred pursuant to Section 7.02(b)(xiv) (in each case, to the extent secured by Liens on the assets giving rise to such prepayment on a pari passu basis with the Obligations), in each case pursuant to the terms of the documentation governing such Indebtedness with Net Cash Proceeds with respect to any property or assets constituting Collateral (such Indebtedness required to be offered to be so repurchased, “Other Applicable Debt”), then the Borrower may apply such net proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans (except to the extent a less than ratable payment is permitted or required to be made to the Incremental Term Loans, Refinanced Term Loans or Extended Term Loans pursuant to the Credit Extension Amendment) and Other Applicable Debt at such time; provided the portion of such net proceeds allocated to the Other Applicable Debt shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Debt pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Debt, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(e) shall be reduced accordingly. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Alternative Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit, or from time to time permanently reduce the Revolving Credit Facility, the Alternative Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments and Cash Collateralization of L/C Obligations hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Alternative Currency Sublimit if, after giving effect thereto and to any concurrent prepayments and Cash Collateralization of L/C Obligations hereunder, the Total Revolving Credit Outstandings denominated in Alternative Currencies would exceed the Alternative Currency Sublimit, (C) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations with respect to all Letters of Credit not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (D) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit, (iv) if, after

- 94 - giving effect to any reduction or termination of the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Credit Commitments, such sublimit shall be automatically reduced by the amount of such excess and (v) any notice of termination or reduction of the Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction provided in this Section. Any reduction of any Commitments hereunder shall be applied to the applicable Class of Commitment of each applicable Lender according to its Applicable Percentage. To the extent practicable, each partial reduction in the Letter of Credit Sublimit shall be allocated ratably among the L/C Issuers in accordance with their respective Letter of Credit Commitments (or as otherwise agreed among the Borrower and the L/C Issuers). All fees accrued until the effective date of any termination of any applicable Facility or Commitments shall be paid on the effective date of such termination. Notwithstanding the foregoing, if any such notice of complete termination indicates that such termination is to be funded with the proceeds of a new debt or equity financing, such notice of complete termination may be revoked or delayed if such new debt or equity financing is not consummated on the date specified in such notice. (b) Mandatory. (i) The Term B Commitments shall automatically terminate upon the extension of the Term B Loans on the Initial Funding Date. (ii) The Term F Commitments shall automatically terminate upon the extension of the Term F Loans on the Initial Funding Date. (iii) The Commitments shall automatically terminate two Business Days after the Initial Funding Date if the Spin-Off has not been consummated on the terms set forth in the Form 10 by such date. (iv) The Commitments shall automatically terminate in their entirety on the earlier of (x) January 4, 2022 if the Initial Funding Date has not occurred on or prior to such date and (y) the date of any public announcement that the board of directors of IP has determined not to proceed with the Spin-Off. 2.07 Repayment of Loans. (a) Term B Loans. The Borrower shall repay to the Term B Lenders a principal amount of Term B Loans equal to (x) on the last Business Day of the first full fiscal quarter after the Initial Funding Date and the last Business Day of each of the three fiscal quarters thereafter, 0.625% of the initial aggregate principal amount of the Term B Loans made on the Initial Funding Date pursuant to Section 2.01(a) and (y) thereafter on the last Business Day of each March, June, September and December, 1.25% of the initial aggregate principal amount of the Term B Loans made on the Initial Funding Date pursuant to Section 2.01(a) (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided that the final principal repayment installment of the Term B Loans shall be repaid on the Maturity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date. (b) Term F Loans. The Borrower shall repay to the Term F Lenders a principal amount of Term F Loans equal to (x) on the last Business Day of the first full fiscal quarter after the Initial Funding Date and the last Business Day of each of the three fiscal quarters thereafter, 0.625% of the initial aggregate principal amount of the Term F Loans made on the Initial Funding Date pursuant to Section 2.01(b) and (y) thereafter on the last Business Day of each March, June, September and December, 1.25% of the initial aggregate principal amount of the Term F Loans made on the Initial Funding Date pursuant to Section 2.01(b) (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05); provided that the final principal repayment installment of the Term F Loans shall be repaid on the Maturity Date for the Term F Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term F Loans outstanding on such date.

- 95 - (c) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Maturity Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date. (d) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; (ii) if any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, or while any Event of Default exists (other than as set forth in clause (a)(i) above), then upon the request of the Required Term F Lenders (in the case of the Term F Facility), the Required Term B Lenders (in the case of the Term B Facility) and/or the Required Revolving Lenders (in the case of the Revolving Credit Facility), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; and (iii) accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in Sections 2.03(i) and (j): (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commitment fee (the “Commitment Fee”) in Dollars equal to the Applicable Rate with respect to the Commitment Fee times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (A) the Outstanding Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations under the Revolving Credit Facility, subject to adjustment as provided in Section 2.17 (for the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Aggregate Revolving Credit Commitments for purposes of determining the Commitment Fee). The Commitment Fee with respect to each applicable Facility shall accrue at all times during the relevant Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Initial Funding Date, and, in the case of the Commitment Fee with respect to the Revolving Credit Facility, on the last day of the Availability Period for the Revolving Credit Facility. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) RCF Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a ticking fee

- 96 - (the “RCF Ticking Fee”) for the benefit of each Revolving Credit Lender in an amount equal to 0.275% per annum times the daily amount of Revolving Credit Commitment of such Revolving Credit Lender. The RCF Ticking Fee shall accrue from September 1, 2021 until the earlier of (i) Initial Funding Date (ii) the date on which the applicable Revolving Credit Commitment of such Revolving Credit Lender terminates or expires (computed on the basis of the actual number of days elapsed over a 360-day year), and shall be due and payable on such earlier date. (c) TLB Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Term B Lenders, a ticking (the “TLB Ticking Fee”), which shall accrue at the Applicable TLB Ticking Fee Rate on the daily amount of the Term B Commitment of such Term B Lender. The TLB Ticking Fee shall accrue from September 19, 2021 until the earlier of (i) Initial Funding Date (ii) the date on which the applicable Term B Commitment of such Term B Lender terminates or expires (computed on the basis of the actual number of days elapsed over a 360-day year), and shall be due and payable on such earlier date. (d) TLF Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Term F Lender in accordance with its Applicable Percentage, a ticking fee (the “TLF Ticking Fee”) for the benefit of each Term F Lender in an amount equal to 0.275% per annum times the daily amount of Term F Commitment of such Term F Lender. The TLF Ticking Fee shall accrue from September 1, 2021 until the earlier of (i) Initial Funding Date (ii) the date on which the applicable Term F Commitment of such Term F Lender terminates or expires (computed on the basis of the actual number of days elapsed over a 360-day year), and shall be due and payable on such earlier date. (e) Other Fees. The Borrower shall pay: (i) to the Arrangers and the Administrative Agent for their own respective accounts, in Dollars, fees in the amounts and at the times specified in the Fee Letters, which such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever; (ii) to the Administrative Agent, an annual administrative agency fee in an amount from time to time agreed in writing with the Borrower; and (iii) to the Lenders and the L/C Issuers, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurocurrency Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market practice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. With respect to all Non-LIBOR Quoted Currencies, the calculation of the applicable interest rate shall be determined in accordance with market practice. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and

- 97 - retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. The Credit Extensions made by each Lender and each L/C Issuer shall be evidenced by one or more accounts or records maintained by such Lender or L/C Issuer and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or L/C Issuer shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders and/or the L/C Issuers to or for the account of the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. (a) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without limiting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applicable Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

- 98 - (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Eurocurrency Rate Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the applicable L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (a) shall be conclusive, absent manifest error. (b) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (c) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any

- 99 - other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c). (d) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (e) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub-participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender, a Disqualified Lender and amounts paid in connection with or after giving effect to the final paragraph of Section 10.01), (B) the application of Cash Collateral provided for in Section 2.16, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower and Loan Parties rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower and Loan Parties in the amount of such participation. This Section 2.13 shall not apply to any action taken by CoBank with respect to any CoBank Equities.

- 100 - 2.14 Increase in Commitments. (a) Request for Increase. The Borrower may, from time to time, request by notice to the Administrative Agent (A) an increase in the Revolving Credit Facility (each, a “Revolving Credit Increase”), (B) an increase in the Term F Facility (each, a “Term F Loan Increase”), (C) an increase in the Term B Facility (each, a “Term B Loan Increase”; each Term F Loan Increase and Term B Loan Increase, collectively, referred to as the “Term Loan Increases”), (D) one or more term A loan tranches (as determined by the Administrative Agent, the TLF Lead Arranger and the Borrower, taking into account maturity and applicable rates with respect thereto) to be made available to the Borrower (each, an “Incremental Term A Loan”) or (E) one or more term B loan tranches to be made available to the Borrower (each, an “Incremental Term B Loan”; each Incremental Term A Loan and Incremental Term B Loan, collectively, referred to as the “Incremental Term Loans”; each Incremental Term Loan, each Revolving Credit Increase and each Term Loan Increase, collectively, referred to as the “Incremental Increases”); provided that: (i) the principal amount for all such Incremental Increases shall not exceed the Incremental Available Amount; (ii) any such request for an Incremental Increase shall be in a minimum amount of $25,000,000 (or a lesser amount in the event such amount represents all remaining availability under this Section); (iii) no Revolving Credit Increase shall (A) increase the Letter of Credit Sublimit or the Aggregate Revolving Credit Commitments without the consent of each L/C Issuer under the Revolving Credit Facility (or, if such increase applies only to certain L/C Issuers pursuant to their agreement, such L/C Issuers), (B) increase the Letter of Credit Commitment of any L/C Issuer without the consent of such L/C Issuer or (C) increase the Swing Line Sublimit without the consent of the Swing Line Lender; (iv) no Incremental Term A Loan shall mature earlier than the latest Maturity Date for the Term F Facility then in effect or have a shorter weighted average life to maturity than the longest remaining weighted average life to maturity of the Term F Facility (or, if applicable, and longer, any prior Incremental Term A Loan); provided that at the option of Borrower, this clause (iv) shall not apply to any Permitted Bridge Indebtedness; (v) no Incremental Term B Loan shall mature earlier than the Maturity Date for the Term B Facility then in effect or have a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Term B Facility (or, if applicable, and longer, any prior Incremental Term B Loan); provided that at the option of Borrower, this clause (v) shall not apply to any Permitted Bridge Indebtedness; (vi) each Incremental Term Loan shall be pari passu in right of payment, prepayment, voting and/or security with the Term Loans, including sharing in mandatory prepayments under Section 2.05(b) pro rata with the Term Loans (unless agreed to be paid after the Term Loans by the Lenders providing such Incremental Term Loan) (vii) each Term B Loan Increase and each Incremental Term B Loan shall have an All-in Yield as determined by the Lenders providing such Incremental Increase and the Borrower; provided that, in the case of any Term B Loan Increase or Incremental Term B Loan incurred prior to the date that is two years after the Initial Funding Date (other than any such Incremental Increase that has a maturity date after the date that is more than 12 months following the Maturity Date of the Term B Facility), if the All-in Yield in respect of such Incremental Increase exceeds the All-in Yield then in effect for the Term B Facility (or, if applicable, any prior Incremental Term B Loan), by more than 50 basis points, then the Applicable Rate for the Term B Facility (including any prior Incremental Term B Loan) shall be increased so that the All-in Yield in respect of the Term B Facility (and any prior Incremental Term B Loan) is equal to the All- in Yield for such Incremental Increase minus 0.50%; provided that to the extent that any such differential in the All-in Yield arises out of a higher LIBOR “floor” on such Incremental Increase, the LIBOR “floor” for

- 101 - the Term B Facility (including any prior Incremental Term B Loan) rather than the Applicable Rate shall be increased accordingly; (viii) each Term F Loan Increase and each Incremental Term A Loan shall have an All-in Yield as determined by the Lenders providing such Incremental Increase and the Borrower; provided that, in the case of any Term F Loan Increase or Incremental Term A Loan incurred prior to the date that is two years after the Initial Funding Date (other than any such Incremental Increase that has a maturity date after the date that is more than 12 months following the Maturity Date of the Term F Facility), if the All-in Yield in respect of such Incremental Increase exceeds the All-in Yield then in effect for the Term F Facility (or, if applicable, any prior Incremental Term A Loan), by more than 50 basis points, then the Applicable Rate for the Term F Facility (including any prior Incremental Term A Loan) shall be increased so that the All-in Yield in respect of the Term F Facility (and any prior Incremental Term A Loan) is equal to the All-in Yield for such Incremental Increase minus 0.50%; provided that to the extent that any such differential in the All-in Yield arises out of a higher LIBOR “floor” on such Incremental Increase, the LIBOR “floor” for the Term F Facility (including any prior Incremental Term A Loan) rather than the Applicable Rate shall be increased accordingly; (ix) except as provided above and in Section 2.14(d), all other terms and conditions applicable to any Incremental Term Loan, to the extent not consistent with the terms and conditions applicable to the applicable Term Facility, shall be reasonably satisfactory to the Administrative Agent, the applicable Lenders providing such Incremental Term Loan and the Borrower; and (x) each Incremental Increase shall constitute Obligations hereunder and shall (i) be guaranteed and secured pursuant to the Guaranty and the Collateral Documents on a pari passu basis with the other Obligations hereunder, (ii) not have guarantees from any Person that is not a Loan Party and (iii) not be secured by assets other than the Collateral. (b) Process for Increase. Incremental Increases may be (but shall not be required to be) provided by any existing Lender, in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably acceptable to the Borrower and the Administrative Agent, or by any Additional Lender pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent; provided that: (i) the Administrative Agent shall have consented (in each case, such consent not to be unreasonably withheld, delayed or conditioned) to each proposed Additional Lender providing such Incremental Increase to the extent the Administrative Agent would be required to consent to an assignment to such Additional Lender pursuant to Section 10.06(b)(iii), and (ii) in the case of any Revolving Credit Increase, each L/C Issuer under the Revolving Credit Facility and the Swing Line Lender shall have consented (in each case, such consent not to be unreasonably withheld, delayed or conditioned) to each such Lender or proposed Additional Lender providing such Revolving Credit Increase if such consent by the L/C Issuers or the Swing Line Lender, as the case may be, would be required under Section 10.06(b) for an assignment of Revolving Credit Loans or Revolving Credit Commitments to such Lender or proposed Additional Lender. No Lender shall have any obligation to increase its Revolving Credit Commitment, increase its Term B Commitment, Term B Loans, Term F Commitment or Term F Loans, or participate in any Incremental Term Loan, as the case may be (and any existing Lender that fails to respond to any request for an increase or an incremental loan within the requested time shall be deemed to have declined to provide any such increase or incremental loan), and no consent of any Lender, other than the Lenders agreeing to provide any portion of an Incremental Increase, shall be required to effectuate such Incremental Increase. (c) Effective Date and Allocations. The Administrative Agent and the Borrower shall determine the effective date of any Incremental Increase (the “Increase Effective Date”). The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such Incremental Increase and the Increase Effective Date.

- 102 - (d) Conditions to Effectiveness of Increase. (i) As a condition precedent to each Incremental Increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower and, if reasonably determined by the Administrative Agent to be necessary or desirable under applicable Law with respect to the Guaranty of a Guarantor, of each such Guarantor, dated as of the Increase Effective Date, signed by a Responsible Officer of the Borrower or Guarantor and (i) certifying and attaching the resolutions adopted by the Borrower or Guarantor approving or consenting to such Incremental Increase (which, with respect to any such Loan Party, may, if applicable, be the resolutions entered into by such Loan Party in connection with the incurrence of the Obligations on the Initial Funding Date) and (ii) certifying that, before and after giving effect to such increase (and assuming that the full amount of the commitments of such Incremental Increase are fully drawn), (A) the representations and warranties contained in Article V and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Limited Condition Transaction permitted hereunder, to the extent agreed by the Lenders providing such Incremental Term Loan or Term Loan Increase, the representations and warranties the accuracy of which are a condition to the funding of such Incremental Term Loan or Term Loan Increase may be limited to (1) the Specified Representations (or such other formulation thereof as may be agreed by the lenders providing such Incremental Term Loan or Term Loan Increase), and (2) those representations of the acquired company in the applicable acquisition agreement that are material to the interests of the lenders under the Incremental Term Loan or Term Loan Increase and if breached would give the Borrower the right to terminate or refuse to close under the applicable acquisition agreement; (B) no Default or Event of Default shall exist and be continuing; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Limited Condition Transaction permitted hereunder, to the extent agreed by the lenders providing such Incremental Term Loan or Term Loan Increase, (1) at the time of the execution and delivery of the purchase agreement or other definitive documentation related to such Limited Condition Transaction, no Default or Event of Default shall have occurred and be continuing or shall occur as a result thereof and (2) on the date of the effectiveness and the making of any such Incremental Term Loan or Term Loan Increase, no Specified Default shall have occurred and be continuing or shall occur as a result thereof; (C) the Borrower and its Restricted Subsidiaries shall be in pro forma compliance, after giving effect to the incurrence of any such Incremental Increase (assuming that such Incremental Increase is fully drawn) with the Financial Covenants; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Limited Condition Transaction, if the Borrower so requests, to the extent agreed by the Lenders providing such Incremental Term Loan or Term Loan Increase, such compliance may be measured at the LCT Determination Date (and Section 1.03(c)(iii) shall then apply); and (D) with respect to any Term F Loan Increase, the TLF Lead Arranger shall have received reasonable backup information that the aggregate value of the Renewable Energy Investments (or similar assets reasonably acceptable to the TLF Lead Arranger) exceeds the aggregate principal amount of the Term F Facility after giving effect to any such Term F Loan Increase. (ii) To the extent that any Incremental Increase shall take the form of an Incremental Term Loan, this Agreement shall be amended (without the need to obtain the consent of any Lender or any L/C Issuer other than the Lenders providing such Incremental Term Loans), in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to include such terms as are customary for a term loan commitment, including mandatory prepayments, assignments and voting provisions; provided

- 103 - that the covenants, defaults and similar noneconomic provisions applicable to any Incremental Term Loan, taken as a whole, (1) shall not be materially more restrictive than the corresponding terms set forth in the then-existing Loan Documents, taken as a whole, without the express written consent of the Administrative Agent, except to the extent (x) necessary to provide for additional or different covenants or other terms applicable only during the period after the latest Maturity Date of each other then-existing Facility, (y) such terms are added in the Loan Documents for the benefit of the Lenders under each Facility pursuant to an amendment hereto or thereto subject solely to the reasonable satisfaction of the Administrative Agent, or (z) otherwise reasonably acceptable to the Administrative Agent and (2) shall not contravene any of the terms of the then existing Loan Documents; provided, the documentation governing any Incremental Term Loans may include a financial maintenance covenant, it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any Incremental Term Loan, no consent shall be required from the Administrative Agent or any of the existing Lenders to the extent that such financial maintenance covenant is (x) also added for the benefit of any existing Term Loans (other than the Term B Loans and any Incremental Term B Loans to the extent not otherwise subject to any financial maintenance covenant at such time) or (y) only applicable after the latest Maturity Date in effect immediately prior to giving effect to such Incremental Term Loan. A certificate of the Borrower as to the satisfaction of the conditions described in this clause (ii) delivered at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of this clause (ii), shall be conclusive unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees). (iii) Each Revolving Credit Increase shall have the same terms as the outstanding Revolving Credit Loans and be part of the existing revolving credit facilities hereunder (it being understood that, if required to consummate a Revolving Credit Increase, the pricing, interest margin, rate floors and commitment fees shall be increased so long as such increases apply to the entire Revolving Credit Facility (provided additional upfront or similar fees may be payable to the Lenders participating in the Revolving Credit Increase without any requirement to pay such amounts to Lenders holding existing Revolving Credit Commitments)). Upon each Revolving Credit Increase (x) each Lender having a Revolving Credit Commitment immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Increase (each, a “Revolving Credit Increase Lender”) in respect of such increase, and each such Revolving Credit Increase Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit under the Revolving Credit Facility and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in such Letters of Credit and (ii) participations hereunder in Swing Line Loans, will, in each case, equal each Revolving Credit Lender’s Applicable Revolving Credit Percentage (after giving effect to such increase in the Revolving Credit Facility) and (y) if, on the date of such increase there are any Revolving Credit Loans outstanding, the Lenders shall make such payments among themselves as the Administrative Agent may reasonably request to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Revolving Credit Percentages arising from such Revolving Credit Increase, and the Borrower shall pay to the applicable Lenders any amounts required to be paid pursuant to Section 3.05 in connection with such payments among the Lenders as if such payments were effected by prepayments of Revolving Credit Loans. (iv) Each Term Loan Increase may be part of the existing Term F Facility or the existing Term B Facility, as applicable, and shall have the same terms (except for pricing, including interest rate margins, upfront fees and original issue discount, which in the event of a Term B Loan Increase or a Term F Loan Increase shall be subject to the pricing limitations set forth in Section 2.14(a)) as the outstanding Term F Loans or Term B Loans, as applicable; provided that, as of the Increase Effective Date with respect to any Term Loan Increase, the amortization schedule set forth in Section 2.07(a) or (b), as applicable, shall be amended to increase the then-remaining unpaid installments of principal by an aggregate amount equal to the additional Term Loans being made on such date, such aggregate amount to be applied to increase

- 104 - such installments ratably in accordance with the amounts in effect immediately prior to the Increase Effective Date. Such amendment may be signed by the Administrative Agent on behalf of the Lenders. (e) The Incremental Increases shall be documented by a Credit Extension Amendment executed by the Persons providing the Incremental Increases (and the other Persons specified in the definition of Credit Extension Amendment but no other existing Lender), and the Credit Extension Amendment may provide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. (f) Conflicting Provisions. This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 2.15 Permitted Refinancing Amendment. (a) Permitted Refinancing Amendment. At any time after the Initial Funding Date, the Borrower may obtain, from any Lender or any Permitted Refinancing Lender, Permitted Credit Agreement Refinancing Indebtedness permitted by Section 7.02(b)(xiv) in respect of all or any portion of the Loans or Commitments then outstanding under this Agreement, in the form of Permitted Refinancing Loans or Permitted Refinancing Commitments, in each case pursuant to a Permitted Refinancing Amendment; provided, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (i) the borrowing and repayment (except for (A) payments of interest and fees at different rates on Permitted Refinancing Revolving Credit Commitments (and related outstandings), (B) repayments required upon the maturity date of the Permitted Refinancing Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (iii) below)) of Loans with respect to Permitted Refinancing Revolving Credit Commitments after the date of obtaining any Permitted Refinancing Revolving Credit Commitments shall be made on a pro rata basis with all Revolving Credit Commitments outstanding at such time, (ii) all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Commitments in accordance with their percentage of the Revolving Credit Commitments, (iii) assignments and participations of Permitted Refinancing Revolving Credit Commitments and Permitted Refinancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Revolving Credit Commitments and Revolving Credit Loans and (iv) the Permitted Refinancing Term Loans may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Permitted Refinancing Amendment. (b) Terms, Etc. The terms, provisions and documentation of any Permitted Refinancing Loans and Permitted Refinancing Commitments shall be subject to the limitations set forth in the definition of “Refinancing Indebtedness” and Section 7.02(b)(xiv). (c) Minimum Amounts. Each issuance of Permitted Credit Agreement Refinancing Indebtedness under Section 2.15(a) shall be in an aggregate principal amount that is not less than $10,000,000, and an integral multiple of $1,000,000 in excess thereof. (d) Conditions Precedent. The effectiveness of any Permitted Refinancing Amendment shall be subject to the satisfaction or waiver on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Initial Funding Date under Section 4.01, (ii) customary legal opinions reasonably acceptable to the Administrative Agent and (iii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Permitted Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents. (e) Effectiveness. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Permitted Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Permitted Credit Agreement Refinancing Indebtedness

- 105 - incurred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Permitted Refinancing Loans and/or Permitted Refinancing Commitments). (f) Necessary Amendments. Any Permitted Refinancing Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15 and each of the parties hereto hereby consents to the transactions contemplated by this Section 2.15 (including, for the avoidance of doubt, payment of interest, fees or premium in respect of any Permitted Credit Agreement Refinancing Indebtedness on such terms as may be set forth in the relevant Permitted Refinancing Amendment in accordance with this Section 2.15). (g) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 2.16 Cash Collateral. (a) Certain Credit Support Events. If (i) an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrower shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases), following any request by the Administrative Agent or such L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Borrower at any time that (A) the Outstanding Amount of all L/C Obligations at such time (to the extent not fully Cash Collateralized) exceeds the Letter of Credit Sublimit then in effect, or (B) the Outstanding Amount of all L/C Obligations with respect to Letters of Credit issued under the Revolving Credit Facility at such time (to the extent not fully Cash Collateralized) exceeds the Revolving Credit Facility then in effect, then, in each case, within two Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations with respect to Financial Letters of Credit and Commercial Letters of Credit (to the extent not fully Cash Collateralized) exceeds the Letter of Credit Sublimit, the amount by which the Outstanding Amount of all L/C Obligations with respect to Letters of Credit issued under the Revolving Credit Facility (to the extent not fully Cash Collateralized) exceeds the Revolving Credit Facility. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest (subject to Permitted Liens in favor of the depositary institutions in which such Cash Collateral is held) in all such cash, deposit accounts and all balances therein, and all other property so provided as Cash Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the applicable L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.16 or Section 2.03, 2.04, 2.05, 2.17 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender,

- 106 - any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the determination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01 and in the definitions of “Required Lenders”, “Required Revolving Lenders”, “Required Financial Covenant Lenders”, “Required Term B Lenders” and “Required Term F Lenders”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, if such Defaulting Lender is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuers or Swing Line Lender hereunder; third, if such Defaulting Lender is a Revolving Credit Lender, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.16; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) if such Defaulting Lender is a Revolving Credit Lender, Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.16; sixth, in the case of a Defaulting Lender under any Facility, to the payment of any amounts owing to the other Lenders under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuers or Swing Line Lender) as a result of any judgment of a court of competent jurisdiction obtained by any Lender under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuers or Swing Line Lender) against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders under the applicable Facility

- 107 - on a pro rata basis (and ratably among all applicable Facilities computed in accordance with the Defaulting Lenders’ respective funding deficiencies) prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender under the applicable Facility until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender that is a Revolving Credit Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Credit Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.16. (C) With respect to any fee payable under Section 2.09(a) or (b) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non- Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non- Defaulting Lender pursuant to clause (iv) below, (y) pay to each L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders which are Revolving Credit Lenders in accordance with their respective Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Commitment. Subject to Section 10.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments

- 108 - made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. 2.18 Sustainability Adjustments; Successor Sustainability Structuring Agent. (a) Following the date on which the Borrower provides a Sustainability Pricing Certificate in respect of the most recently ended calendar year (beginning with the delivery of a Sustainability Pricing Certificate for the calendar year ending December 31, 2023), (i) the Applicable Rate for Revolving Credit Loans shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Rate Adjustment as set forth in such Sustainability Pricing Certificate, and (ii) the Commitment Fee rate shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Commitment Fee Adjustment as set forth in such Sustainability Pricing Certificate. For purposes of the foregoing, (A) the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment shall be applied as of the fifth Business Day following receipt by the Administrative Agent of a Sustainability Pricing Certificate delivered pursuant to Section 6.02(d) based upon the KPI Metrics and performance of the Sustainability Performance Targets set forth in such Sustainability Pricing Certificate and the calculations of the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment therein (such day, the “Sustainability Pricing Adjustment Date”) and (B) each change in the Applicable Rate for Revolving Credit Loans and the Commitment Fee rate resulting from a Sustainability Pricing Certificate shall be effective commencing on and including the applicable Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Sustainability Pricing Certificate, the last day such Sustainability Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d)). (b) For the avoidance of doubt, only one Sustainability Pricing Certificate may be delivered in respect of any calendar year. It is further understood and agreed that the Applicable Rate will never be reduced or increased by more than 5.00 basis points relative to the unadjusted Applicable Rate and that the Commitment Fee rate will never be reduced or increased by more than 1.50 basis points relative to the unadjusted Commitment Fee rate, pursuant to the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, respectively, during any calendar year. For the avoidance of doubt, any adjustment to the Applicable Rate or Commitment Fee rate by reason of meeting one or several KPI Metrics in any calendar year shall not be cumulative year-over-year; provided that, (i) if the Applicable Rate and/or Commitment Fee rate are reduced relative to the unadjusted Applicable Rate and/or the unadjusted Commitment Fee rate, as applicable, in any year, they may be increased in a subsequent year by non-performance of the Sustainability Performance Targets and (ii) if the Applicable Rate and/or Commitment Fee rate are increased relative to the unadjusted Applicable Rate and/or the unadjusted Commitment Fee rate, as applicable, in any year, they may be decreased in a subsequent year by performance of the Sustainability Performance Targets, but, in each case, subject to the limitations of the second sentence of this paragraph (b). (c) It is hereby understood and agreed that, subject to the limitations of the second sentence in Section 2.18(b), in the event the Borrower fails to timely deliver a Sustainability Pricing Certificate in accordance with Section 6.02(d), (i) the Sustainability Rate Adjustment will be positive 5.00 basis points and (ii) the Sustainability Commitment Fee Adjustment will be positive 1.50 basis points, in each case, commencing on the last day such Sustainability Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d) and continuing until the Borrower delivers a Sustainability Pricing Certificate to the Administrative Agent for such Sustainability Pricing Adjustment Date. (d) If, prior to the Facility Termination Date, (i)(A) the Administrative Agent becomes aware of any material inaccuracy in the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics as reported in a Sustainability Pricing Certificate (any such material inaccuracy, a “Sustainability Pricing Certificate Inaccuracy”) and the Administrative Agent delivers, not later than ten (10) Business Days after obtaining knowledge thereof, a written notice to the Borrower describing such Sustainability Pricing Certificate Inaccuracy in reasonable detail (which description shall be shared with each Revolving Credit Lender and the Borrower), or (B) the Borrower becomes aware of a Sustainability Pricing Certificate Inaccuracy and the Borrower and the Administrative Agent shall mutually agree that there was a Sustainability Pricing Certificate Inaccuracy at the time of delivery of a Sustainability Pricing Certificate, and (ii) a proper calculation of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in an increase in

- 109 - the Applicable Rate or Commitment Fee rate for any period, the Borrower shall be obligated to pay to the Administrative Agent for the account of the applicable Revolving Credit Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, automatically and without further action by the Administrative Agent, any Revolving Credit Lender or any L/C Issuer), but in any event within ten (10) Business Days after the Borrower has received written notice in accordance with this Section 2.18(d) of, or has agreed in writing that there was, a Sustainability Pricing Certificate Inaccuracy, an amount equal to the excess of (1) the amount of interest and fees that should have been paid for such period over (2) the amount of interest and fees actually paid for such period. If the Borrower becomes aware of any Sustainability Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in a decrease in the Applicable Rate or Commitment Fee for any period, then, upon receipt by the Administrative Agent of notice from the Borrower of such Sustainability Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment, or the KPI Metrics, as applicable), commencing on the Business Day following receipt by the Administrative Agent of such notice, the Applicable Rate and the Commitment Fee shall be adjusted to reflect the corrected calculations of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics, as applicable. (e) It is understood and agreed that any Sustainability Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default; provided that the Borrower complies with the terms of Section 2.18(d) with respect to such Sustainability Pricing Certificate Inaccuracy. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under the Bankruptcy Code, (i) any additional amounts required to be paid pursuant to Section 2.18(d) shall not be due and payable until the earlier to occur of (x) a written demand is made for such payment by the Administrative Agent in accordance with Section 2.18(d) or (y) ten (10) Business Days after the Borrower has received written notice of, or has agreed in writing that there was, a Sustainability Pricing Certificate Inaccuracy (such date, the “Sustainability Pricing Certificate Inaccuracy Payment Date”), (ii) any nonpayment of such additional amounts prior to the Sustainability Pricing Certificate Inaccuracy Payment Date shall not constitute a Default or Event of Default (whether retroactively or otherwise) and (iii) none of such additional amounts shall be deemed overdue prior to the Sustainability Pricing Certificate Inaccuracy Payment Date or shall accrue interest at the Default Rate prior to the Sustainability Pricing Certificate Inaccuracy Payment Date. (f) Each party hereto hereby agrees that the Administrative Agent and the Sustainability Structuring Agent shall not have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Borrower of any Sustainability Rate Adjustment or Sustainability Commitment Fee Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Sustainability Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further in- quiry). (g) The Sustainability Structuring Agent shall have the benefit of the provisions in Section 9.01, 9.02, 9.03, 9.04, 9.05, 9.07, 10.04 and 10.16 in each case to the same effect as the Administrative Agent thereunder. (h) Successor Sustainability Structuring Agent. (i) The Sustainability Structuring Agent may at any time give notice of its resignation to the Administrative Agent, the Revolving Credit Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Revolving Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor. If no such successor shall have been so appointed by the Required Revolving Lenders and shall have accepted such appointment within 30 days after the retiring Sustainability Structuring Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Revolving Lenders) (the “Sustainability Resignation Effective Date”), then the retiring Sustainability Structuring Agent may (but shall not be obligated to) on behalf of the Revolving Credit Lenders, appoint a successor Sustainability Structuring Agent subject to the consents set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Sustainability Resignation Effective Date.

- 110 - (ii) With effect from the Sustainability Resignation Effective Date (1) the retiring or removed Sustainability Structuring Agent shall be discharged from its duties and obligations hereunder and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Sustainability Structuring Agent, all determinations to be made by the Sustainability Structuring Agent shall instead be made by the Required Revolving Lenders directly, until such time, if any, as the Required Revolving Lenders appoint a successor Sustainability Structuring Agent as provided for above. Upon the acceptance of a successor’s appointment as Sustainability Structuring Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Sustainability Structuring Agent (other than any rights to indemnity payments or other amounts owed to the retiring Sustainability Structuring Agent as of the Sustainability Resignation Effective Date), and the retiring Sustainability Structuring Agent shall be discharged from all of its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 2.18(h)). The fees payable by the Borrower to a successor Sustainability Structuring Agent (if any) shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Sustainability Structuring Agent’s resignation hereunder, the provisions of this Section 2.18(h) and Section 10.04 shall continue in effect for the benefit of such retiring Sustainability Structuring Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the Sustainability Structuring Agent was acting as Sustainability Structuring Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder, including in respect of any actions taken in connection with transferring the agency to any successor Sustainability Structuring Agent. 2.19 MIRE Event. Notwithstanding anything to the contrary herein, if there are any Mortgaged Properties, any increase, extension or renewal of any of the Loans or Commitments (including the provision of Incremental Term Loans or any other incremental credit facilities hereunder, but excluding (i) any continuation of borrowings, (ii) the making of any Revolving Credit Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to flood insurance due diligence and flood insurance compliance in accordance with clause (d)(v) of the “Collateral and Guarantee Requirement”. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder or under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good-faith discretion of a Loan Party or the Administrative Agent) require the deduction or withholding of any Tax from any such payment by a Loan Party or the Administrative Agent, (i) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) and (g) below, (ii) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of, or duplication of amounts payable under, subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

- 111 - (c) Tax Indemnifications. (i) Without limiting the provisions of, or duplication of amounts payable under, subsection (a) or (b) above, each of the Loan Parties shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or the Borrower shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Law or the taxing authorities of a jurisdiction pursuant to such applicable Law reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not

- 112 - such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable Law other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable Law to comply with the requirement for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower, as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this

- 113 - Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 3.01(e). (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. (g) On or prior to the date on which it becomes a party to this Agreement, (i) each Administrative Agent and any successor Administrative Agent, in each case, that is a U.S. Person, shall provide to the Borrower two duly completed signed copies of IRS Form W-9 and (ii) each Administrative Agent and any successor Administrative Agent, in each case, that is not a U.S. Person, shall deliver to the Borrower two duly completed signed copies of IRS Form W-8ECI with respect to payments to be received under the Loan Documents for its own

- 114 - account and two duly completed signed copies of IRS Form W-8IMY assuming primary responsibility for withholding under Chapters 3 and 4 of the Code with respect to payments to be received under the Loan Documents for the account of Lenders. The Administrative Agent shall, whenever a lapse in time or change in circumstance renders any such documentation expired, obsolete or inaccurate in any respect, deliver promptly to the Borrower updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower) or promptly notify the Borrower of its legal ineligibility to do so. Notwithstanding anything to the contrary in this Section 3.01(g), no Administrative Agent shall be required to deliver any documentation that such Administrative Agent is not legally eligible to deliver as a result of any change in any requirement of Law after the date hereof. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurocurrency Rate (whether denominated in Dollars or an Alternative Currency), or to determine or charge interest rates based upon the Eurocurrency Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurocurrency Rate Loans in the affected currency or currencies or, in the case of Eurocurrency Rate Loans in Dollars, to convert Base Rate Loans to Eurocurrency Rate Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurocurrency Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Eurocurrency Rate Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurocurrency Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurocurrency Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurocurrency Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurocurrency Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Eurocurrency Rate Loan or a conversion to or continuation thereof, (i) the Administrative Agent determines that (A) deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the London interbank Eurodollar market for such currency for the applicable amount and Interest Period of such Eurocurrency Rate Loan, or (B) (x) adequate and reasonable means do not exist for determining the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan or in connection with an existing or proposed Base Rate Loan (whether denominated in Dollars or an Alternative Currency) and (y) the circumstances described in Section 3.03(c)(i) do not apply (in each case with respect to this clause (i), “Impacted Loans”), or (ii) the Administrative Agent or the Required Lenders determine that for any reason the Eurocurrency Rate for any requested Interest Period with respect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurocurrency Rate Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurocurrency Rate Loans in the affected currency or currencies shall be suspended (to the extent of the affected Eurocurrency Rate Loans or Interest Periods), and (y) in the event of a determination

- 115 - described in the preceding sentence with respect to the Eurocurrency Rate component of the Base Rate, the utilization of the Eurocurrency Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurocurrency Rate Loans in the affected currency or currencies (to the extent of the affected Eurocurrency Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein. (b) Notwithstanding the foregoing, if the Administrative Agent has made the determination described in clause (i) of Section 3.03(a), the Administrative Agent, in consultation with the Borrower, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (i) of the first sentence of this Section, (2) the Required Lenders notify the Administrative Agent and the Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Borrower written notice thereof. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, with respect to Loans denominated in Dollars: (i) On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month U.S. dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of U.S dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a monthly basis. (ii) (A) Upon (I) the occurrence of a Benchmark Transition Event or (II) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of “Benchmark Replacement” are available, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error); provided that solely in the event that the then-current Benchmark at the time of such Benchmark Transition Event is not a SOFR-Based Rate, the Benchmark Replacement therefor shall be determined in accordance with clause (1) of the definition of “Benchmark Replacement” unless the Administrative Agent determines that neither of such alternative rates is available. (B) On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace LIBOR for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings

- 116 - without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. (iii) At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate. (iv) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effect, the Administrative Agent shall post each such amendment implementing such Benchmark Replacement Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (v) The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03(c). (d) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Revolving Lenders notify the Administrative Agent (with, in the case of the Required Revolving Lenders, a copy to the Borrower) that the Borrower or Required Revolving Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate for an Alternative Currency because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate for an Alternative Currency (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in such Alternative Currency, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for such Alternative Currency (the latest date on which all tenors of the Relevant Rate for such Alternative Currency (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or

- 117 - (iii) syndicated loans currently being executed and agented in the U.S., are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for an Alternative Currency; or if the events or circumstances of the type described in Section 3.03(d)(i), (ii) or (iii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Alternative Currency or any then current Successor Rate for an Alternative Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Alternative Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Revolving Lenders have delivered to the Administrative Agent written notice that such Required Revolving Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Revolving Credit Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. (e) In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Successor Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Successor Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Successor Rate Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 3.04 Increased Costs; Reserves on Eurocurrency Rate Loans. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below) or an L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

- 118 - (iii) impose on any Lender or an L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurocurrency Rate Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or, in the case of clause (ii) above, any Loan), or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or an L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that the Borrower shall not be treated less favorably with respect to such amounts than how other similarly situated borrowers of such Lender or L/C Issuer are generally treated (it being understood that this provision shall not be construed to obligate any Lender or L/C Issuer to make available any information that, in its sole discretion, it deems confidential). (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affecting such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered; provided that the Borrower shall not be treated less favorably with respect to such amounts than how other similarly situated borrowers of such Lender or L/C Issuer are generally treated (it being understood that this provision shall not be construed to obligate any Lender or L/C Issuer to make available any information that, in its sole discretion, it deems confidential). (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). (e) Additional Reserve Requirements. The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Rate funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each Eurocurrency Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the

- 119 - Commitments or the funding of the Eurocurrency Rate Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender; provided, further, that the Borrower shall not be treated less favorably with respect to such amounts than how other similarly situated borrowers of such Lender or L/C Issuer are generally treated (it being understood that this provision shall not be construed to obligate any Lender or L/C Issuer to make available any information that, in its sole discretion, it deems confidential). If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest or costs shall be due and payable 10 days from receipt of such notice. 3.05 Compensation for Losses. Within ten (10) days of receipt of demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; (c) any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a Eurocurrency Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; excluding any loss of anticipated profits but including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurocurrency Rate Loan made by it at the Eurocurrency Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Eurocurrency Rate Loan was in fact so funded. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such

- 120 - Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13. 3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Initial Funding Date (or, in the case of certificates of governmental officials, a recent date before the Initial Funding Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders (in the case of clause (x) below, the Lenders under the Financial Covenant Facilities only): (i) counterparts of this Agreement, the Guaranty, the Perfection Certificate, the U.S. Security and Pledge Agreement, the Intellectual Property Security Agreements with respect to certain IP Rights owned by the Loan Parties as of the Initial Funding Date and, subject to Section 6.21, each Initial Funding Date Foreign Security Document executed by each Person a party thereto; (ii) a Note executed by the Borrower in favor of each Lender that shall have requested a Note with respect to the applicable Facility at least two Business Days prior to the Initial Funding Date; provided that this shall not prevent a Lender from requesting a Note to be delivered after the Initial Funding Date; (iii) such customary certificates of resolutions or other action, incumbency certificates, corporate resolutions (including Board of Directors’ resolutions), board of trade certificates, trade register extract and/or other certificates of Responsible Officers of the Borrower and each Guarantor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Borrower or Guarantor is a party or is to be a party and, in the case of a Specified Loan Party incorporated under the Laws of Brazil, such resolution to be registered with the applicable Board of Trade and, in the case of each Guarantor incorporated in Luxembourg, a customary formalities certificate (x) certifying (A) on guaranteeing and securing limits; (B) that copy documents are correct, complete and in full force and effect and has not been amended or superseded; (C) compliance with the Luxembourg law dated 31 May 1999 on the domiciliation of companies; (D) its solvency and (E) its place of the central administration (siège de l'administration centrale or siège de direction effective) and its center of main interests and (y) attaching (A) the corporate resolutions authorizing the entering into and performance of the Loan Documents; (B) a certificate of non- inscription of judicial decision (certificat de non-inscription d'une décision judiciaire); (C) an

- 121 - extract (extrait) and (D) a specimen of the signature of each person authorized by the corporate resolution; (iv) such documents and (to the extent applicable) customary good standing certificates as the Administrative Agent may reasonably require to evidence that the Borrower and each Guarantor is duly organized or formed, validly existing and (to the extent applicable) in good standing in the jurisdiction where it is organized; (v) customary opinions of Debevoise & Plimpton LLP, special U.S. counsel to the Loan Parties, and each local counsel listed on Schedule 4.01(a), in each case addressed to the Administrative Agent, each L/C Issuer and each Lender, dated as of the Initial Funding Date; (vi) a certificate signed by a Responsible Officer of the Borrower certifying that, after giving effect to the consummation of the Spin-Off and the Special Payment, (A) the conditions specified in Sections 4.01(c) and 4.01(i) and Sections 4.02(a) and 4.02(b) have been satisfied and (B) for the benefit of the Term F Lenders, the proceeds of the Term F Loan shall be used solely to finance new or refinance previous Renewable Energy Investments (it being understood that such financing or refinancing of the Renewable Energy Investments may take the form of a distribution or payment to IP); (vii) a solvency certificate substantially in the form of Exhibit G signed by the chief financial officer of the Borrower; (viii) (A) the audited combined balance sheets of the Borrower as of December 31, 2020 and 2019, the related combined statements of operations, comprehensive income (loss), changes in equity and cash flows for each of the three years in the period ended December 31, 2020 and the related notes, (B) unaudited condensed combined statements of operations for the six months ended June 30, 2021 and 2020, condensed combined statements of comprehensive income (loss) for the six months ended June 30, 2021 and 2020, condensed combined balance sheet as of June 30, 2021 and condensed combined statements of cash flows for the six months ended June 30, 2021 and 2020 and (C) if the Initial Funding Date occurs after November 14, 2021, unaudited condensed, combined or consolidated balance sheet as of September 30, 2021 and related condensed, combined or consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for the nine months ended September 30, 2021 and 2020; (ix) A pro forma combined balance sheet as of the end of the most recently ended fiscal quarter ended at least 45 days prior to the Initial Funding Date, or 90 days prior to the Initial Funding Date in case such four fiscal quarter period is the end of the Borrower’s fiscal year, after giving effect to all elements of the Transaction to be effected on or before the Initial Funding Date; (x) consolidated forecasts for the fiscal years ending December 31, 2021 through December 31, 2026 of the Borrower and its Subsidiaries of balance sheets, income statements and cash flow statements on a quarterly basis through December 31, 2020 and on an annual fiscal year basis for the remainder of such period, it being understood that such forecasts will only be made available to the Lenders under the Financial Covenant Facilities; (xi) a Request for Credit Extension in accordance with the requirements hereof (with a copy to the applicable L/C Issuer or the Swing Line Lender, if applicable), along with a customary flow of funds statement executed by the Borrower with respect to all Loans to be advanced and other transactions to occur on the Initial Funding Date; and (xii) to the extent applicable, a Funding Indemnity Letter.

- 122 - (b) The Collateral and Guarantee Requirement shall have been satisfied and (after giving effect to any Liens to be released prior to or contemporaneously with the initial Credit Extension on the Initial Funding Date) the Collateral shall be subject to no Liens other than Permitted Liens; provided that if, notwithstanding the use by the Borrower of commercially reasonable efforts to provide and perfect on the Initial Funding Date security interest in assets intended to constitute Collateral such provision and/or perfection of a security interest (other than the (i) execution and delivery of the Security and Pledge Agreement by each Loan Party, (ii) the delivery of UCC financing statements with respect to each Loan Party (or an authorization permitting the Administrative Agent to file UCC financing statements with respect to each Loan Party) and (iii) the delivery of Intellectual Property Security Agreements) is not accomplished as of the Initial Funding Date, such provision and/or perfection of a security interest in such Collateral shall not be a condition to the availability of the initial Credit Extension on the Initial Funding Date. (c) Since December 31, 2020 there shall not have occurred a Material Adverse Effect. (d) (x) Upon the reasonable request of the Administrative Agent or any Lender made at least ten Business Days prior to the Initial Funding Date, the Borrower shall have provided to the Administrative Agent and such Lender, and the Administrative Agent and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act, in each case at least three Business Days prior to the Initial Funding Date and (y) at least three Business Days prior to the Initial Funding Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent and each Lender that so requests a Beneficial Ownership Certification in relation to such Loan Party. (e) Any fees required to be paid pursuant to this Agreement or the Fee Letters shall have been paid. (f) Unless waived by the Administrative Agent, all reasonable and documented out-of- pocket expenses required to be paid on or before the Initial Funding Date shall have been paid (to the extent invoiced at least three Business Days (or such shorter period as the Borrower may agree) prior to the Initial Funding Date (provided that any such invoice shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent)). (g) The TLF Lead Arranger shall have received reasonable backup information that the aggregate value of the Renewable Energy Investments (or similar assets reasonably acceptable to the TLF Lead Arranger) exceeds the aggregate principal amount of the Term F Facility. The TLF Lead Arranger confirms that it has received such information as of the Signing Date. (h) The TLF Lead Arranger shall have received evidence satisfactory to it that the Borrower has made a minimum equity investment of $1,000 in CoBank. (i) The Federal Antimonopoly Service of Russia shall have issued a decision approving the acquisition by the Borrower of rights enabling it to direct the terms of business activities of NPAO Sylvamo Corporation Rus (previously known as CJSC International Paper) and CJSC Tikhvinsky Integrated Logging Company, either unconditionally or on terms that (x) are not adverse to the Borrower in any material respect and (y) would not cause any disclosure in the Form 10 regarding the business or assets of the Borrower and its Subsidiaries as of the Spin-Off Date to be incorrect in any material respect. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Initial Funding Date specifying its objection thereto.

- 123 - 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of the Borrower contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and (ii) except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively; (b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof; (c) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof; (d) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Currency; and (e) Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Eurocurrency Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party (a) is duly organized, incorporated or formed and validly existing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party and consummate the Transactions, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except, solely with respect to clauses (b)(i) and (c) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries (except for Permitted

- 124 - Liens) or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable Law, except in the cases of the foregoing clauses (b) and (c) as could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document to which such Loan Party is a party thereto, or otherwise in connection with the Transactions, other than (a) filings and delivery of certificates and promissory notes representing Collateral necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (b) such approvals, consents, exemptions, authorizations, actions, notices and filings that either have been duly obtained, taken, given or made and are in full force and effect or the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, and (c) such approvals, consents, exemptions, authorizations or other actions, notices or filings (i) in connection with the enforcement of the Loan Documents or (ii) the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower as of the date thereof and its results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material Indebtedness of the Borrower and its Subsidiaries as of the date thereof to the extent required to be reflected on the Audited Financial Statements in accordance with GAAP or identified in the footnotes thereto. (b) The unaudited combined balance sheet of the Borrower as of June 30, 2021, and the related combined statements of income or operations, shareholders’ equity and cash flows for the six-month periods ended June 30, 2021 and June 30, 2020 (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower as of the date thereof and their results of operations and cash flows for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The pro forma financial statements delivered pursuant to Section 4.01(a)(ix) accurately present the pro forma financial position of the Borrower and its Subsidiaries on a combined basis as of the date thereof and giving effect to the consummation of the Transactions as if they had occurred as of the date presented. (e) The combined forecasted balance sheet, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01(c) were prepared in good faith based upon assumptions believed by the Borrower to be reasonable at the time made and at the time delivered hereunder (it being understood by the Lenders that the such forecasts are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control; that such forecasts, by their nature, are inherently uncertain and no assurances are being given that the results reflected in such forecasts will be achieved; and that actual results may differ from such forecasts, and such differences may be material).

- 125 - 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the actual knowledge of the Borrower after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) purport to affect the validity or enforceability of this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except any Disclosed Litigation, either individually or in the aggregate that could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither any Loan Party nor any Restricted Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens. (a) From and after the Initial Funding Date, each Loan Party and each of its Restricted Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (b) The property of each Loan Party and each of its Restricted Subsidiaries is subject to no Liens, other than Permitted Liens. 5.09 Environmental. Except as specifically disclosed in Schedule 5.09, (i) there has been no violation of Environmental Laws by the Borrower or any of its Restricted Subsidiaries or in connection with any of their respective owned or leased real properties, and (ii) neither the Borrower nor any of its Restricted Subsidiaries has received written notice of any Environmental Liability, nor does the Borrower or any of its Restricted Subsidiaries have knowledge that any such notice will be received or is being threatened, in the case of each of clauses (i) and (ii) that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Notwithstanding any other representation and warranty herein, this is the only representation and warranty with respect to Environmental Laws. 5.10 Insurance. The properties of the Borrower and its Restricted Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates; provided that the foregoing provisions of this Section 5.10 shall not restrict the ability of the Borrower or its Restricted Subsidiaries to use either commercially reasonable self-insurance or insurance through “captive” insurance Subsidiaries. 5.11 Taxes. Except as disclosed on Schedule 5.11 with respect to the Specified Disclosed Litigation, (a) the Borrower and each of its Restricted Subsidiaries have filed all federal, state and other tax returns required to be filed, and have paid all federal, state and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP or equivalent accounting standards in its country of organization and except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (b) there is no tax assessment proposed in writing against the Borrower or any Restricted Subsidiary that is not being actively contested by the Borrower or such Restricted Subsidiary in good faith that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any of its Restricted Subsidiaries is party to any tax sharing agreement, other than the Tax Matters Agreement. 5.12 ERISA Compliance. (a) Except as could not reasonably be expected, whether individually or taken in the aggregate, to result in a Material Adverse Effect (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws, (ii) with respect to each Plan that is intended to be a qualified plan under Section 401(a) of the Code, such Plan either (A) has received a favorable determination letter from the Internal Revenue

- 126 - Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, (B) is in the form of a master and prototype or volume submitter document that is the subject of a favorable opinion letter from the Internal Revenue Service, or (C) has submitted or will prior to the Initial Funding Date submit an application for a letter described in clause (A) above to the Internal Revenue Service, and (iii) to the best knowledge of the Borrower, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the actual knowledge of the Borrower after due and diligent investigation, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as could not reasonably be expected, whether individually or taken in the aggregate, to result in a Material Adverse Effect, (i) no ERISA Event or Foreign Plan Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event or Foreign Plan Event with respect to any Pension Plan, Multiemployer Plan or Foreign Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as defined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan or Multiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circumstance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan. (d) The Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments. 5.13 Subsidiaries; Guarantors; Equity Interests. (a) Schedule 5.13(a) sets forth the complete and accurate name of each Subsidiary of the Borrower as of the Initial Funding Date and the jurisdiction of organization of each such Subsidiary, and indicates, as of the Initial Funding Date, whether each such Subsidiary is a Restricted Subsidiary or Unrestricted Subsidiary, and, for each Restricted Subsidiary, whether such Restricted Subsidiary is a Guarantor or is not a Guarantor, and if such Restricted Subsidiary is a Domestic Subsidiary or a Foreign Subsidiary organized in an Approved Jurisdiction but is not a Guarantor, the clause of the definition of “Excluded Subsidiary” applicable to such Restricted Subsidiary. (b) As of the Initial Funding Date, no Loan Party holds any Equity Interests in any other Person that is not a Subsidiary of the Borrower other than those specifically disclosed in Schedule 5.13(b). (c) As of the Initial Funding Date, all of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable. As of the Initial Funding Date, all of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable (to the extent applicable) and are owned by a Loan Party or a Subsidiary that is not a Loan Party in the amounts specified on Schedule 5.13(a) free and clear of all Liens except Permitted Liens. The copy of the Organization Document of each Loan Party and each amendment thereto provided to the Administrative Agent on the Initial Funding Date is, as of the Initial Funding Date, a true and correct copy of each such Organization Document, each of which is valid and in full force and effect as of the date hereof. 5.14 Margin Regulations; Investment Company Act; Use of Proceeds. The Borrower is not engaged, and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin

- 127 - stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. The execution, delivery and performance of the Loan Documents by the Borrower and its Restricted Subsidiaries will not violate the Regulations U or X of the FRB. After applying the proceeds of any Loan, margin stock does not exceed 25% of the value of the assets subject to this Agreement or any other Loan Document. (a) None of the Borrower or any other Loan Party is required to be registered as an “investment company” under the Investment Company Act of 1940. (b) Use of the proceeds of the Loans shall be solely for the purposes described in Section 6.11. 5.15 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, at the Signing Date (in the case of the Lender Presentation dated “August 2021” and provided to potential Lenders on August 9, 2021) or at the time furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender (in the case of all other reports, financial statements, certificates or other written information), together with filings by the Borrower with the SEC (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to estimates, pro forma, projected or forecasted financial information, the Borrower’s representations are limited to those set forth in Section 5.05(d); and provided, further, that that with respect to reports and information derived from Persons unaffiliated with the Borrower, the Borrower only represents that it has no knowledge of any such material misstatement or omission therein. 5.16 Compliance with Laws. Each Loan Party and each Restricted Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.17 Intellectual Property; Licenses, Etc. The Borrower and each of its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights (collectively, “IP Rights”) that are material to the operation of their respective businesses, without any known conflict with the rights of any other Person, except as could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, neither the Borrower nor any of its Restricted Subsidiaries is presently charged or threatened to be charged with any infringement of, or has knowingly infringed on, any unexpired trademark, patent, patent registration, copyright, copyright registration or other proprietary right of any person, except where the effect thereof individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.18 Solvency. The Borrower is, on a consolidated basis with its Subsidiaries, Solvent. 5.19 Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Restricted Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), condemnation or eminent domain proceeding that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.20 Labor Matters. Other than as could not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts, or other labor disputes or grievances pending against the Borrower or any of its Restricted Subsidiaries, or to the Borrower’s knowledge, threatened against or affecting the Borrower or any of its Restricted Subsidiaries and (b) no unfair labor practice charges or grievances are pending against the Borrower or any of its Restricted Subsidiaries, or to the Borrower’s knowledge, threatened against any of them before any Governmental Authority. All payments due from the Borrower or any of its Restricted Subsidiaries pursuant to the provisions of any collective bargaining agreement have been paid or accrued as a liability on the books of the

- 128 - Borrower or such Restricted Subsidiaries, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.21 Sanctions. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Borrower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced under Sanctions, or (c) located, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such Sanctions. No part of the proceeds of the Loans or Letters of Credit will be used, directly or indirectly, to fund any activities of or business with any individual or entity that is, or is owned or controlled by persons or entities that are, at the time of such funding, the subject of Sanctions or in any Designated Jurisdiction (except to the extent permissible for an entity required to comply with Sanctions) or in any other manner that would result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as a Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, any other Secured Party, or otherwise) of Sanctions. No Collateral is or will become property that would result in a violation by any individual or entity (including the Lenders, the Administrative Agent or any other Secured Party) of any applicable Anti-Terrorism Law or Sanctions. 5.22 Anti-Corruption Laws. (i) the Borrower and its Subsidiaries have conducted their businesses in compliance with applicable Anti-Corruption Laws and have instituted and maintained policies and procedures reasonably designed to prevent violation of, and promote and achieve compliance by, the Borrower and its Subsidiaries with such laws and (ii) neither the Borrower, any of its Subsidiaries nor (to the knowledge of the Borrower and its Subsidiaries) any director, officer, agent or employee thereof, has engaged in any activity or conduct which would violate any applicable Anti-Corruption Laws. No part of the proceeds of the Loans or Letters of Credit will be used, directly or, knowingly indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption Laws. 5.23 Anti-Terrorism Laws. Each Loan Party and Restricted Subsidiary is in compliance, in all material respects, with any applicable Anti-Terrorism Laws. 5.24 Collateral Documents. The provisions of the Collateral Documents are effective (subject to, in case of an account pledge agreement governed by Luxembourg law, the actions required to be taken pursuant to terms of such agreement being taken) to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. In the case of the Pledged Collateral described in the U.S. Security and Pledge Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be delivered under the applicable U.S. Security and Pledge Agreement are delivered to the Administrative Agent, and in the case of the other Collateral described in the U.S. Security and Pledge Agreement when financing statements are filed in the applicable filing offices, the Administrative Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral to the extent a security interest in such Collateral can be perfected by filing Uniform Commercial Code financing statements, possession, or control, in each case prior and superior in right to the Lien of any other Person (subject to Permitted Liens). When the perfection actions required to be taken pursuant to terms of each other Collateral Document are taken, the Administrative Agent (for the benefit of the Secured Parties (or where required under local law, in favor of the Secured Parties)) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral, in each case prior and superior in right to the Lien of any other Person (subject to Permitted Liens). 5.25 Affected Financial Institutions. No Loan Party is an Affected Financial Institution.

- 129 - 5.26 Beneficial Ownership Certificate. As of the Initial Funding Date, the information included in each Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.27 Covered Entity. No Loan Party is a Covered Entity. 5.28 Spin-Off. Prior to or substantially concurrently with the funding on the Initial Funding Date, (i) the Pre-Spin-Off Reorganization will be completed, (ii) the Borrower will hold, directly or through its Restricted Subsidiaries, the Spin-Off Business as described in the Form 10 and (iii) all actions required to consummate the Spin-Off will have been taken (other than those actions contemplated by the Form 10 to be taken after the Initial Funding Date but on or prior to the Spin-Off Date). The Spin-Off will occur substantially as described in the Form 10 no later than two Business Days following the initial funding hereunder. Prior to the funding on the Initial Funding Date, the Form 10 will have been declared effective by the SEC, and upon consummation of the Spin-Off the common stock of the Borrower will trade on the New York Stock Exchange. As of the Initial Funding Date, the Separation and Distribution Agreement will have been duly authorized, executed and delivered by the parties thereto, in a form no less favorable in any material respect to the rights or interest of the Lenders than the form attached as an exhibit to the Form 10, and will constitute legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. As of the Spin-Off Date, the Spin-Off Documents will have been duly authorized, executed and delivered by the parties thereto, each in a form no less favorable in any material respect to the rights or interest of the Lenders than the forms attached as exhibits to the Form 10, and will constitute legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.29 COMI Regulation. Except as set forth in the Guaranty entered into by the relevant Loan Party, for the purposes of the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast) (the “COMI Regulation”), each Loan Party incorporated or organized under the laws of a country that is a member of the European Union has its (after giving effect to the transactions) center of main interest (as that term is used in Article 3(1) of the COMI Regulation) situated in its jurisdiction of incorporation and it has no “establishment” (as such term is used in Article 2 (10) of the COMI Regulation) in any other jurisdiction. 5.30 Luxembourg Representations. The place of the central administration (siège de l'administration centrale or siège de direction effective) of each Guarantor incorporated in Luxembourg is located at its registered office (siège statutaire) in Luxembourg and each such Guarantor is, to the extent applicable to it, in compliance with the Luxembourg law dated 31 May 1999 on the domiciliation of companies. ARTICLE VI AFFIRMATIVE COVENANTS Until the Facility Termination Date, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Restricted Subsidiary (or, in the case of the covenants set forth in Sections 6.11 and 6.17, each Subsidiary) to: 6.01 Financial Statements. Make available to the Administrative Agent (for distribution to each Lender): (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year after the latest fiscal year covered by the audited financial statements delivered pursuant to Section 4.01(a)(viii)(A)) (or, solely with respect to the fiscal year ended December 31, 2021, 120 days), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited

- 130 - and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Financial Covenant Lenders (with the understanding that any of the so-called “Big Four” accounting firms shall be deemed to be acceptable to the Required Financial Covenant Lenders), which report shall state that such consolidated financial statements fairly present in all material respects the financial position of the Borrower and its Subsidiaries as at the date indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP (except as otherwise stated therein) and shall not be subject to any “going concern” or like qualification or exception (other than such a qualification or exception that is (x) solely with respect to, or resulting solely from, the upcoming maturity date of any of the Loans hereunder being scheduled to occur within twelve months from the time such report is delivered or (y) with respect to, or resulting from, any potential inability to satisfy the Financial Covenants on a future date or in a future period) or qualified with respect to scope limitations imposed by the Borrower or with respect to accounting principles followed by the Borrower not being in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP; (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the first such fiscal quarter after the latest fiscal quarter covered by the unaudited financial statements delivered pursuant to Section 4.01(a)(viii)(B)), a consolidated (or for any fiscal quarter that ends prior to the Spin-Off Date, condensed combined or consolidated) balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated (or for any fiscal quarter that ends prior to the Spin-Off Date, condensed combined or consolidated) statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the Borrower’s chief financial officer, treasurer, senior vice president, corporate finance, or controller as fairly presenting in all material respects the combined or consolidated, as applicable, financial condition of the Borrower and its Subsidiaries as at the dates indicated and the combined or consolidated, as applicable, results of their operations for the period indicated in accordance with GAAP, subject only to normal year- end audit adjustments and audit changes; (c) solely for delivery to Lenders under the Financial Covenant Facilities, as soon as available, but in any event no later than 90 days after the end of each fiscal year of the Borrower, an annual business plan and budget of the Borrower and its Restricted Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Restricted Subsidiaries on an annual basis for the immediately following fiscal year (including the fiscal year in which the Maturity Date for any Financial Covenant Facility occurs); and (d) in the event that any Unrestricted Subsidiaries exist at such time, then simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (a) and (b) above, a summary statement, prepared in good faith by a Responsible Officer of Borrower, reflecting adjustments necessary to eliminate the accounts of such Unrestricted Subsidiaries from such consolidated financial statements. As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief financial officer, treasurer, senior vice president, corporate finance, or controller of the Borrower (i) containing a calculation of the Cumulative

- 131 - Available Amount and the amount thereof being utilized at such time; (ii) stating that the Borrower was in compliance with the Collateral and Guarantee Requirement and Section 6.12 as of such date; (iii) stating that such officer has reviewed the terms of the Loan Documents and has made, or has caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Restricted Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence of any Default or Event of Default during or at the end of such accounting period and that such officer does not have knowledge of the existence, as at the date of such certificate, of any Default or Event of Default, or, if he does have knowledge that a Default or an Event of Default existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto; (iv) identifying each Restricted Subsidiary of the Borrower that, as of the date of such financial statements, does not constitute an Immaterial Subsidiary (including pursuant to the aggregation test set forth in the definition thereof); (v) identifying each Subsidiary of the Borrower that constitutes an Unrestricted Subsidiary and prior to the date of such financial statements, has not been previously identified to the Administrative Agent; and (vi) setting forth calculations required to establish whether the Borrower was in compliance with each of the Financial Covenants as of the latest balance sheet date covered by such financial statements and reconciling in reasonable detail the effect of Unrestricted Subsidiaries, in each case in form and detail reasonably satisfactory to the Administrative Agent; (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Restricted Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent (or any Lender through the Administrative Agent) may from time to time reasonably request; and (d) within 120 days following the end of the most recent fiscal year of the Borrower (commencing with the calendar year ending December 31, 2023), a Sustainability Pricing Certificate for the most recently-ended fiscal year; provided that for any fiscal year the Borrower may elect not to deliver a Sustainability Pricing Certificate, and such election shall not constitute a Default or Event of Default (but such failure to so deliver a Sustainability Pricing Certificate shall result in the Sustainability Rate Adjustment being applied as set forth in Section 2.18(c)). Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); or (iii) on which such report is filed electronically with the SEC’s EDGAR system; provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent promptly upon the request therefor by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or

- 132 - on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information” and shall not make any such material available to Public Lenders. 6.03 Notices. Promptly notify the Administrative Agent after any Responsible Officer of any Loan Party obtains knowledge of the following: (a) of the occurrence of any Default and/or Event of Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including, in each case to the extent that such matter has resulted in or could reasonably be expected to result in a Material Adverse Effect, (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Restricted Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Borrower or any Restricted Subsidiary and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Borrower or any Restricted Subsidiary, including pursuant to any applicable Environmental Laws; or (iv) any portion of the Collateral is damaged or destroyed; (c) of the occurrence of any (i) ERISA Event which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000 or (ii) Foreign Plan Event which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of $20,000,000; (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Restricted Subsidiary thereof, including any determination by the Borrower referred to in Section 2.10(b); (e) of the (i) occurrence of any Asset Sale of property or assets or Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii) or (iii), and (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v); and (f) of any announcement by Moody’s or S&P of any change of any rating thereby of the Borrower or the Facilities. Each notice pursuant to Section 6.03 (other than Section 6.03(e) or (f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

- 133 - 6.04 Payment of Obligations. Pay and discharge prior to delinquency all obligations and liabilities, including all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets the failure of which to pay could reasonably be expected to result in a Material Adverse Effect, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP or equivalent accounting standards in its country of organization are being maintained by the Borrower or such Restricted Subsidiary. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business and good standing under the Laws of the jurisdiction of its organization (to the extent the concept is applicable in such jurisdiction), except, in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; provided, however, that the existence (corporate or otherwise) of any Restricted Subsidiary may be terminated if such termination is determined by the Borrower to be in its best interest and is not materially disadvantageous to the Lenders. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in each of clauses (a) and (b), where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. (a) On and after the Spin-Off Date, maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business (with regard to real property, in the geographic location where such real property is located), of such types and in such amounts as are customarily carried under similar circumstances by such other Persons and all such insurance (except that of any Unrestricted Subsidiary) shall (i) provide for not less than 30 days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance for reasons other than non-payment of premiums (and, to the extent commercially available, 10 days’ notice in the case of cancellation resulting from the non-payment of premiums), and (ii) name the Administrative Agent as additional insured on behalf of the Secured Parties (in the case of liability insurance (other than workers’ compensation insurance and employer’s liability insurance)) and lender’s loss payee with respect to the Collateral (in the case of property insurance), as applicable; provided that the foregoing provisions of this Section 6.07 shall not restrict the applicable Loan Party’s ability to (x) self-insure in commercially reasonable amounts or (y) use commercially reasonable self-insurance through “captive” insurance Subsidiaries. (b) If any portion of any Mortgaged Property that contains improvements is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause the applicable Loan Party, to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and shall otherwise be reasonably satisfactory to the Administrative Agent and (ii) deliver to the Administrative Agent evidence reasonably requested by the Administrative Agent as to such compliance, including, without limitation, evidence of annual renewals of such insurance; it being understood that no Mortgage shall be required to be delivered prior to the Spin-Off Date. 6.08 Compliance with Laws and Material Contracts. (a) Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions, resolutions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction, resolution or decree is being contested in good faith by appropriate proceedings diligently conducted, or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, and (b) perform and observe all the terms and provisions of each contract or agreement that is material to the business and/or operations of the Borrower

- 134 - and its Restricted Subsidiaries (each, a “Material Contract”) to be performed or observed by it, maintain each Material Contract in full force and effect, enforce each Material Contract in accordance with its terms, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain adequate books, records and account as may be required or necessary to permit the preparation of consolidated financial statements in accordance with sound business practices and GAAP or the equivalent international standards in its jurisdiction of organization. 6.10 Inspection Rights. Permit any representative designated by the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants (subject to such accountants’ customary policies and procedures), all at such reasonable times during normal business hours and, subject to the limitation below, upon reasonable advance notice to the Borrower; provided that so long as no Event of Default exists, (a) the Administrative Agent shall not exercise such rights more often than two times during any calendar year and only one such time shall be at the Borrower’s expense and (b) advance notice of any discussion with such independent public accountant shall be given to the Borrower and the Borrower shall have the opportunity to be present at any such discussion; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. Notwithstanding anything to the contrary in this Agreement, none of the Borrower or the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary information that is not reasonably related to the actual or projected financial results or results of operations of the Borrower and its Restricted Subsidiaries, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding, arm’s-length agreement with a third party or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. 6.11 Use of Proceeds. Use the proceeds of the Loans (a) with respect to proceeds of the Term B Facility, solely to fund a portion of the Transactions (including the Special Payment) on or before the Spin-Off Date, (b) with respect to the Term F Facility, and for the benefit of the Term F Lenders only, solely to finance new or refinance previous Renewable Energy Investments (it being understood that such financing or refinancing of the Renewable Energy Investments may take the form of a payment or distribution to IP on or before the Spin-Off Date, in which case this Section 6.11(b) shall be satisfied by (and to the extent of) such payment or distribution) and (c) with respect to the Revolving Credit Facility, on the Initial Funding Date, to fund up to $100 million of the Transactions (including the Special Payment) and to pay fees and expenses related to the Transactions and, after the effectiveness of the Spin-Off, to provide ongoing working capital and for other general corporate purposes (including Permitted Acquisitions) not in contravention of any Law or of any Loan Document. 6.12 Collateral and Guarantee Requirement; Collateral Information. (a) If (i) any Subsidiary of the Borrower organized in an Approved Jurisdiction (other than an Excluded Subsidiary) is formed or acquired after the Initial Funding Date, (ii) any Excluded Subsidiary ceases to constitute an Excluded Subsidiary or (iii) the Borrower designates an Excluded Subsidiary (in the case of a Subsidiary that is not organized in an Approved Jurisdiction, with the consent of the Administrative Agent) as a Guarantor, then, in each case, within 60 days after such occurrence cause the Collateral and Guarantee Requirement to be satisfied. If any Subsidiary organized in a jurisdiction that is not an Approved Jurisdiction is designated as a Guarantor pursuant to clause (iii), solely with respect to such Subsidiary for purposes of the definitions of “Excluded Assets,” “Excluded Subsidiary” and “Foreign Holding Company” the jurisdiction of organization of such Subsidiary shall be treated as an Approved Jurisdiction. (b) If after the Initial Funding Date, any material assets are acquired by the Borrower or any other Loan Party or are held by any Restricted Subsidiary on or after the time it becomes a Loan Party pursuant to this Section 6.12 or the definition of “Collateral and Guarantee Requirement” (other than (x) assets subject to a valid, perfected (or equivalent) and enforceable security interest in favor of the Administrative Agent for the benefit of the

- 135 - Secured Parties under a Collateral Document, (y) assets constituting Excluded Assets or (z) assets that pursuant to the Agreed Guarantee and Security Principles are not required to constitute Collateral), notify the Administrative Agent thereof, and (i) in the case of U.S. fee-owned real property that is not an Excluded Asset, cause clause (d) of the definition of “Collateral and Guarantee Requirement” to be satisfied and (ii) upon request of the Administrative Agent for those assets and actions subject to such request being pursuant to the definition of “Collateral and Guarantee Requirement”, cause such assets to be subjected to a Lien securing the Obligations and take and cause the other Loan Parties to take, such actions to perfect such Liens (other than Excluded Perfection Actions) as are required pursuant to the definition of “Collateral and Guarantee Requirement” or the Collateral Documents; provided that in no event shall compliance with this Section 6.12(b) be required until 90 days following such acquisition (or designation of such Person as a Loan Party, as the case may be); provided, further, that the relevant Loan Party shall not be required to execute and deliver any Mortgage on such real property until the Borrower has received confirmation from the Administrative Agent that flood insurance due diligence and flood insurance compliance as required by clause (d)(v) of the definition of “Collateral and Guarantee Requirement” have been completed. Notwithstanding the foregoing, all requirements in this Section 6.12 as it relates to Foreign Subsidiaries shall in all respects be subject to the Agreed Guarantee and Security Principles. (c) Furnish (or cause to be furnished) to the Administrative Agent promptly (and in any event not less than 10 days prior thereto, or such other period as reasonably agreed to by the Administrative Agent) written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document), (ii) in the jurisdiction of organization or formation of any Loan Party or in the form of its organization, or (iii) in any Loan Party’s organizational identification number or Federal taxpayer identification number, if applicable. (d) The time periods required by any of the foregoing clauses (a) through (c) of this Section 6.12 may be extended by the Administrative Agent, acting alone, as it shall agree in its reasonable discretion. 6.13 Compliance with Environmental Laws. (a) Comply, and to the extent it may legally do so, exercise commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmental Permits necessary for its operations and properties; and (c) conduct any investigation, study, sampling and testing, and undertake any cleanup, response or other corrective action necessary to address all Hazardous Materials at, on, under or emanating from any of properties owned, leased or operated by it as required by and in accordance with the requirements of all Environmental Laws; except, in each case referred to in clauses (a), (b) and (c) above, as would not reasonably be expected to have a Material Adverse Effect; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. 6.14 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Restricted Subsidiaries’ (other than Excluded Subsidiaries) properties, assets, rights or interests (other than Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Restricted Subsidiaries is or is to be a party, and cause each of its Restricted Subsidiaries to do so (provided that the foregoing shall not require the Borrower or any Restricted Subsidiary to take any Excluded Perfection Actions). 6.15 Designation as Senior Debt. Designate all Obligations as “Designated Senior Indebtedness” under, and defined in, any document evidencing or governing subordinated Indebtedness of a Loan Party incurred after the Signing Date (excluding intercompany subordinated Indebtedness).

- 136 - 6.16 Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Loan Party is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except as could not reasonably be expected to have a Material Adverse Effect. 6.17 Anti-Corruption Laws and Laws Relating to Sanctions. Conduct its businesses in compliance with all applicable Anti-Corruption Laws and Laws relating to Sanctions and maintain policies and procedures reasonably designed to promote and achieve compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with such laws. 6.18 Designation of Unrestricted and Restricted Subsidiaries. The Borrower may designate (such designation, a “Subsidiary Designation”), at any time, any Subsidiary (other than any Subsidiary that was previously an Unrestricted Subsidiary) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary by delivering to the Administrative Agent a certificate of a Responsible Officer of the Borrower specifying such designation; provided that: (a) both immediately before and immediately after any such designation, no Event of Default shall have occurred and be continuing or would result therefrom; (b) the Borrower shall be in pro forma compliance with the Financial Covenants, calculated as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01 (or, if prior to any such delivery, as of the date of the financial statements described in Section 5.05(b)); (c) in the case of a designation of a Subsidiary as an Unrestricted Subsidiary, no Subsidiary may be designated as an Unrestricted Subsidiary if such Subsidiary directly or indirectly owns any Equity Interests of, or holds a Lien on, any property of, the Borrower, any Loan Party or any Restricted Subsidiary that is not a Subsidiary to be so designated as an Unrestricted Subsidiary; (d) the Borrower and its Restricted Subsidiaries shall not transfer all or any material intellectual property to any Unrestricted Subsidiary or allow any Restricted Subsidiary that owns material intellectual property to be designated as an Unrestricted Subsidiary (without regard to whether the Borrower or any Restricted Subsidiary has the right to continue to utilize any such intellectual property after such transfer); (e) no Subsidiary may be designated as an Unrestricted Subsidiary or continue as an Unrestricted Subsidiary unless each of its direct and indirect Subsidiaries is also designated an Unrestricted Subsidiary pursuant to this Section 6.18; and (f) the designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower in such Subsidiary, at the time of such designation, in an amount equal to the fair market value of the net assets of such Subsidiary, and such Investment must at such time be permitted under Section 7.06, and no such designation shall be permitted unless such Investment is permitted by Section 7.06. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence, at the time of such designation, of any Investment, Indebtedness or Liens of such re-designated Restricted Subsidiary existing at such time. Notwithstanding anything to the contrary, in no event shall any Subsidiary of the Borrower be designated an Unrestricted Subsidiary unless such Subsidiary has been or shall substantially concurrently be designated an “Unrestricted Subsidiary” (or equivalent term) under the 2021 Notes and each other Material Indebtedness (if applicable) of any Loan Party.

- 137 - 6.19 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to cause the Term B Loans, the Term F Loans and the Borrower to become and continue to be rated by both S&P and Moody’s (but not to maintain a specific rating). 6.20 CoBank Equity and Security; Renewable Energy Investments. (a) So long as CoBank (or its affiliate) is a Lender hereunder, the Borrower will (i) maintain its status as an entity eligible to borrow from CoBank and (ii) acquire equity in CoBank in such amounts and at such times as CoBank may require in accordance with CoBank’s Bylaws and Capital Plan (as each may be amended from time to time), except that the maximum amount of equity that Borrower may be required to purchase in CoBank in connection with the Loans made by CoBank (or its affiliate) may not exceed the maximum amount permitted by the Bylaws and Capital Plan at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (x) CoBank’s most recent annual report, and if more recent, CoBank’s latest quarterly report, (y) CoBank’s Notice to Prospective Stockholders and (z) CoBank’s Bylaws and Capital Plan, which describe the nature of all of the Borrower’s cash patronage, stock and other equities in CoBank acquired in connection with its patronage loan from CoBank (or its affiliate) (including proceeds of such equities, the “CoBank Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof. (b) Each party hereto acknowledges that CoBank’s Bylaws and Capital Plan (as each may be amended from time to time) shall govern (i) the rights and obligations of the parties with respect to the CoBank Equities and any patronage refunds or other distributions made on account thereof or on account of the Borrower’s patronage with CoBank, (ii) the Borrower’s eligibility for patronage distributions from CoBank (in the form of CoBank Equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest. CoBank reserves the right to assign or sell participations in all or any part of its (or its affiliate’s) Term F Commitments or outstanding Term F Loans hereunder on a non-patronage basis. (c) Each party hereto acknowledges that CoBank has a statutory first lien pursuant to the Farm Credit Act of 1971 (as amended from time to time) on all CoBank Equities that the Borrower may now own or hereafter acquire, which statutory lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit. The CoBank Equities shall not constitute security for the Obligations due to any other Lender. To the extent that any of the Loan Documents create a Lien on the CoBank Equities or on patronage accrued by CoBank for the account of the Borrower (including, in each case, proceeds thereof), such Lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the CoBank Equities nor any accrued patronage shall be offset against the Obligations hereunder except that, in the event of an Event of Default, CoBank may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to CoBank or its affiliate under this Agreement, whether or not such amounts are currently due and payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. CoBank shall have no obligation to retire the CoBank Equities upon any Event of Default, Default or any other default by the Borrower or any other Loan Party, or at any other time, either for application to the Obligations or otherwise. (d) For so long as any portion of the Term F Loan remains outstanding, the Borrower (for the benefit of the Term F Lenders only) agrees that the Borrower and its Restricted Subsidiaries will maintain ownership of assets that were subject to the Renewable Energy Investments (or similar assets reasonably acceptable to CoBank) such that the aggregate value thereof (as reasonably determined by the Borrower) at all times exceeds the unpaid principal amount of the Term F Loan. 6.21 Post-Closing Obligations. Take all necessary actions to satisfy the items described on Schedule 6.21 within the applicable period of time specified in such Schedule (or such longer period as the Administrative Agent may agree in its sole discretion). 6.22 Specified Account. Cause any Specified Account to at all times be subject to the terms of a Speci- fied Account Agreement.

- 138 - ARTICLE VII NEGATIVE COVENANTS Until the Facility Termination Date, the Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Restricted Subsidiaries as debtor, or assign any accounts or other right to receive income, other than Permitted Liens. 7.02 Indebtedness. (a) Incur any Indebtedness (including Acquired Indebtedness); provided, however, that the Borrower and any Restricted Subsidiary may Incur Indebtedness (including Acquired Indebtedness) to the extent that (i) if such Indebtedness is secured, the Consolidated Senior Secured Leverage Ratio, does not exceed 2.20 to 1.00 and (ii) if such Indebtedness is unsecured, the Borrower would be in compliance with the Financial Covenants, calculated on a pro forma basis as of the last day of the Measurement Period most recently ended (any such Indebtedness, “Ratio Debt”); provided that: (i) the amount of Ratio Debt that may be incurred by Non-Loan Parties, together with the aggregate principal amount of Indebtedness Incurred by Non-Loan Parties and joint ventures outstanding under Section 7.02(b)(xx) and (xxxi) below, shall not exceed the greater of (x) $165,000,000 and (y) 6.0% of Total Assets at any one time outstanding; (ii) except in the case of Indebtedness assumed in connection with an acquisition of any assets (including Equity Interests), business or Person, if secured, such Ratio Debt shall not be secured by property other than the Collateral, and, if applicable, any after-acquired property that is affixed or incorporated into such assets and the proceeds and products thereof (provided, that in the case of such Ratio Debt that is funded into escrow, such debt may be secured by the applicable funds and related assets held in escrow (and the proceeds thereof) until such funds are released from escrow), and a representative acting on behalf of the lenders or holders of such Ratio Debt shall have entered into a customary intercreditor agreement reasonably satisfactory to the Administrative Agent, and any security documentation related to such Ratio Debt shall not be more restrictive to the Loan Parties than the Loan Documents; (iii) except in the case of Indebtedness assumed in connection with an acquisition of any assets (including Equity Interests), business or Person, such Ratio Debt (A) shall have a final scheduled maturity date no earlier than the then-latest Maturity Date existing at the time of such incurrence and (B) shall have a weighted average life to maturity that is equal to or greater than the longest remaining weighted average life to maturity; provided, if such Ratio Debt is junior in right of Collateral or payment to the Obligations, it will not mature (and no scheduled payment, redemption or sinking fund or similar payments or obligations will be permitted) prior to 91 days after the latest Maturity Date existing at the time of such incurrence; provided, further, that, at the option of the Borrower, this clause (iii) shall not apply to any Permitted Bridge Indebtedness; (iv) the amount of Ratio Debt that may be incurred by Specified Loan Parties, together with the aggregate principal amount of Indebtedness Incurred by Specified Loan Parties outstanding under Section 7.02(b)(xviii) below and the aggregate principal amount of Indebtedness Incurred by Foreign Subsidiaries pursuant to Section 7.02(b)(xxiii), shall not exceed $60,000,000 at any one time outstanding; (v) the covenants and events of default under the documentation governing such Ratio Debt shall be, when taken as a whole, not materially more favorable to the lenders or holders providing such Ratio Debt than those hereunder, except to the extent (A) such terms are added in the Loan Documents for the benefit of the Lenders pursuant to an amendment hereto or thereto subject solely to the reasonable satisfaction of the Administrative Agent, (it being understood that, to the extent that any financial

- 139 - maintenance covenant is added for the benefit of any such Ratio Debt, no consent shall be required by the Administrative Agent or any of the Lenders if such financial maintenance covenant is also added for the benefit of the Financial Covenant Lenders, (B) applicable solely to periods after the latest Maturity Date existing at the time of such Incurrence, or (C) otherwise reasonably acceptable to the Administrative Agent); and (vi) with respect to any such Ratio Debt that takes the form of Revolving Credit Loans, there shall be only one such additional revolving credit facility during the term of this Agreement. (b) The foregoing limitations will not apply to (collectively, “Permitted Debt”): (i) Indebtedness (i) under the Loan Documents or (ii) in respect of Incremental Equivalent Debt; (ii) [reserved]; (iii) (A) Indebtedness outstanding on the Signing Date (or contemplated to be outstanding on the Initial Funding Date) and with respect to any individual item in excess of $5,000,000 listed on Schedule 7.02, and (B) and any refinancings, refundings, renewals or extensions of any such debt; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to all accrued and unpaid interest and premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension and (y) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are not materially less favorable to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended; (iv) (A) Indebtedness (including Capitalized Leases and mortgage financings as purchase money obligations) Incurred by the Borrower or any of its Restricted Subsidiaries to finance all or any part of the purchase, lease, construction, installation, repair or improvement of property (real or personal), plant or equipment or other fixed or capital assets (whether through the direct purchase of assets or the Equity Interests of any Person owning such assets) and (B) Indebtedness Incurred to Refinance Indebtedness Incurred pursuant to this clause (iv) (for the avoidance of doubt Indebtedness Incurred under another provision of this Section 7.02 to Refinance Indebtedness under clause (iv)(A) shall not count toward the cap below in this clause (iv)), in an aggregate amount under this clause (iv) not to exceed the greater of (a) $195,000,000 and (b) 7.0% of Total Assets, at any one time outstanding; (v) Indebtedness Incurred by the Borrower or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments issued in the ordinary course of business or with respect to the Existing Bilateral Letter of Credit, including, without limitation, (x) letters of credit or performance or surety bonds in respect of workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance and (y) guarantees of Indebtedness Incurred by customers in connection with the purchase or other acquisition of equipment or supplies in the ordinary course of business; (vi) Standard Securitization Undertakings and Indebtedness arising from agreements of the Borrower or its Restricted Subsidiaries providing for indemnification, earnouts, adjustment of purchase or acquisition price, incentive, non-compete, consulting or similar obligations and other Contingent

- 140 - Obligations, in each case, Incurred in connection with the acquisition or disposition of any business, assets, Subsidiary of the Borrower or other Investment in accordance with the terms of this Agreement; (vii) Indebtedness of the Borrower to a Restricted Subsidiary; provided that (x) if the Borrower or a Guarantor Incurs such Indebtedness owing to a Non-Loan Party in excess of $5,000,000, such Indebtedness shall be subordinated in right of payment to the Obligations and (y) any subsequent issuance or transfer of any Equity Interest or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (vii); (viii) [reserved]; (ix) Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary; provided that (x) if a Guarantor Incurs such Indebtedness owing to a Non-Loan Party in excess of $5,000,000, such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor and (y) any subsequent issuance or transfer of any Equity Interests or any other event that results in any Restricted Subsidiary lending such Indebtedness ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (ix); (x) (x) obligations under Cash Management Agreements or (y) Swap Contracts Incurred not for speculative purposes; (xi) obligations (including reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments) in respect of customs, self-insurance, performance, government, bid, appeal and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary; (xii) Indebtedness in an aggregate principal amount that, when aggregated with the principal amount all other Indebtedness then outstanding and Incurred pursuant to this clause (xii), does not exceed the greater of (x) $100,000,000 and (y) 3.60% of Total Assets, at any one time outstanding; (xiii) any guarantee by (x) a Non-Loan Party of Indebtedness or other obligations of another Non-Loan Party, (y) a Loan Party of Indebtedness or other obligations of another Loan Party and (z) the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Restricted Subsidiaries, in each case, to the extent the Incurrence of such Indebtedness or other obligations is permitted under the terms of this Agreement; (xiv) Refinancing Indebtedness in respect of Indebtedness Incurred under Section 7.02(a), Section 7.02(b)(i), or this clause (xiv); provided that in the case of any Refinancing Indebtedness in respect of Indebtedness Incurred under Section 7.02(b)(i), (A) with respect to any such Refinancing Indebtedness that takes the form of Revolving Credit Loans, there shall be only one such additional revolving credit facility during the term of this Agreement and (B) if secured, such Refinancing Indebtedness shall not be secured by property other than the Collateral, and, if applicable, any after-acquired property that is affixed or incorporated into such assets and the proceeds and products thereof (provided, that in the case of such Indebtedness that is funded into escrow, such debt may be secured by the applicable funds and related assets held in escrow (and the proceeds thereof) until such funds are released from escrow), and a representative acting on behalf of the lenders or holders of such Indebtedness shall have entered into a customary intercreditor agreement reasonably satisfactory to the Administrative Agent, and any security documentation related to such Indebtedness shall not be more restrictive to the Loan Parties than the Loan Documents; (xv) [Reserved];

- 141 - (xvi) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; (xvii) Indebtedness Incurred in any Brazil Receivables Factoring Program; (xviii) Indebtedness of Specified Loan Parties in an amount, together with the aggregate principal amount of Ratio Debt Incurred by Specified Loan Parties and the aggregate principal amount of Indebtedness Incurred by Foreign Subsidiaries pursuant to Section 7.02(b)(xxiii), not to exceed $60,000,000 at any one time outstanding; (xix) Indebtedness of the Borrower or any Restricted Subsidiary consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (xx) Indebtedness of Non-Loan Parties in an amount, together with the aggregate principal amount of Ratio Debt Incurred by Non-Loan Parties and Indebtedness Incurred by Non-Loan Parties and joint ventures pursuant to Section 7.02(b)(xxxi), not to exceed the greater of (x) $165,000,000 and (y) 6.0% of Total Assets at any one time outstanding; (xxi) Indebtedness of a joint venture to the Borrower or a Restricted Subsidiary and to the other holders of Equity Interests or participants of such joint venture, to the extent the percentage of the aggregate amount of such Indebtedness of such joint venture owed to such holders of its Equity Interests or participants of such joint venture does not exceed the percentage of the aggregate outstanding amount of the Equity Interests of such joint venture held by such holders or such participant’s participation in such joint venture; (xxii) Indebtedness Incurred in a Qualified Receivables Financing or a Qualified Receivables Factoring (other than any Indebtedness Incurred under any Brazil Receivables Factoring Program) that is not recourse to the Borrower or any Restricted Subsidiary (except for Standard Securitization Undertakings) other than a Receivables Subsidiary or a Person described in the definition of “Factoring Transaction,” in an amount not to exceed the greater of (x) $140,000,000 and (y) 5.0% of Total Assets, at any one time outstanding; (xxiii) Indebtedness of a Restricted Subsidiary that is a Foreign Subsidiary in an amount not to exceed, together with the aggregate principal amount of Ratio Debt Incurred by Specified Loan Parties and the aggregate principal amount of Indebtedness Incurred by Specified Loan Parties pursuant to Section 7.02(b)(xviii), $60,000,000 at any one time outstanding; (xxiv) Indebtedness consisting of Indebtedness issued by the Borrower or any Restricted Subsidiary to future, current or former officers, directors, managers, employees, consultants and independent contractors thereof, or any Restricted Subsidiary, or their respective estates, heirs, family members, spouses or former spouses, in each case to finance the purchase or redemption of Equity Interests of the Borrower to the extent permitted under the covenant described under Section 7.06; (xxv) customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business; (xxvi) Indebtedness Incurred by the Borrower or a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange, warehouse receipts or similar facilities, or the discounting or factoring of receivables for credit management purposes, in each case Incurred or undertaken in the ordinary course of business; (xxvii) Indebtedness Incurred by the Borrower or any Restricted Subsidiary to the extent that the net proceeds thereof are promptly deposited with the Administrative Agent or other applicable trustee to satisfy and discharge the 2021 Notes or exercise the Borrower’s legal defeasance or covenant defeasance,

- 142 - in each case, in accordance with this Agreement or other Indebtedness in accordance with the documentation governing such Indebtedness; (xxviii) (A) guarantees Incurred in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries and not in respect of Indebtedness for borrowed money and (B) Indebtedness Incurred by the Borrower or a Restricted Subsidiary or their respective Affiliates as a result of leases entered into by the Borrower or such Restricted Subsidiary in the ordinary course of business (and not for financing purposes); (xxix) Indebtedness Incurred in respect of the 2021 Notes in an aggregate amount not to exceed $500,000,000 and Refinancing Indebtedness in respect thereof; (xxx) Indebtedness of the Borrower or a Restricted Subsidiary owing to an Unrestricted Subsidiary; provided that, any such Indebtedness shall be subordinated in right of payment to the Obligations and is in an aggregate outstanding principal amount at the time of incurrence thereof not to exceed under this clause (xxx) the greater of (x) $60,000,000 and (y) 2.0% of Total Assets at any one time outstanding; (xxxi) guarantees of Indebtedness of any joint venture in an aggregate principal amount, together with the aggregate principal amount of Ratio Debt Incurred by Non-Loan Parties and Indebtedness Incurred by Non-Loan Parties pursuant to Section 7.02(b)(xx), the greater of (x) $165,000,000 and (y) 6.0 % of Total Assets at any one time outstanding; and (xxxii) Indebtedness of the Borrower or a Restricted Subsidiary Incurred to finance or assumed in connection with an acquisition of any assets (including Equity Interests), business or Person, or any other Investment in accordance with this Agreement, in an aggregate principal amount or liquidation preference that does not exceed the greater of (x) $60,000,000 and (y) 2.0 % of Total Assets at any one time outstanding. (c) For purposes of determining compliance with this Section 7.02, (w) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Permitted Debt or is entitled to be Incurred pursuant to Section 7.02(a), the Borrower shall, in its sole discretion, at the time of Incurrence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 7.02; provided that 2021 Notes Incurred on or prior to, and outstanding on, the Initial Funding Date shall be deemed to have been Incurred pursuant to Section 7.02(b)(xxix) and the Borrower shall not be permitted to reclassify all or any portion of such Indebtedness (or such commitments) Incurred on or prior to, and outstanding on, the Initial Funding Date pursuant to Section 7.02(b)(xxix); provided, further, that (if the Borrower shall so determine) any Indebtedness Incurred pursuant to clauses (iv), (xii), (xx), (xxiii), (xxx), (xxxi) or (xxxii) of Section 7.02(b) shall cease to be deemed outstanding for purposes of any such clause but shall instead be deemed Incurred for the purposes of Section 7.02(a) from and after the first date on which the Borrower or any Restricted Subsidiary could have Incurred such Indebtedness under Section 7.02(a) without reliance on such clause; (x) unless the context otherwise requires or states, in the event that Indebtedness could be Incurred in part under Section 7.02(a), the Borrower, in its sole discretion, may classify a portion of such Indebtedness as having been Incurred under Section 7.02(a) and thereafter the remainder of such Indebtedness as having been Incurred under Section 7.02(b); (y) if any Indebtedness is Incurred to Refinance Indebtedness initially Incurred (or, Indebtedness Incurred to Refinance Indebtedness initially Incurred) in reliance on any provision of Section 7.02 measured by reference to a percentage of Consolidated EBITDA or Total Assets, and such Refinancing would cause the percentage of Consolidated EBITDA or Total Assets restriction to be exceeded if calculated based on the Consolidated EBITDA or Total Assets on the date of such Refinancing, such percentage of Consolidated EBITDA or Total Assets restriction shall not be deemed to be exceeded (and such newly Incurred Indebtedness shall be deemed permitted) to the extent the principal amount of such newly Incurred Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing; and (z) if any Indebtedness is Incurred to Refinance Indebtedness initially Incurred (or, Indebtedness Incurred to Refinance Indebtedness initially Incurred) in reliance on any provision of Section 7.02 measured by a dollar amount, such dollar amount shall not be deemed to be exceeded (and such newly Incurred Indebtedness shall be deemed permitted) to the extent the principal

- 143 - amount of such newly Incurred Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest or dividends in the form of additional Indebtedness with the same terms, the payment of dividends on Disqualified Stock or preferred stock in the form of additional shares of Disqualified Stock or preferred stock of the same class, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an Incurrence of Indebtedness for purposes of this covenant (or any category of Permitted Liens described in the definition thereof). Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness, provided that the Incurrence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this covenant. (d) For purposes of determining compliance with any provision of this Section 7.02 (or any category of Permitted Liens described in the definition thereof) measured by a dollar amount or by reference to a percentage of Consolidated EBITDA or Total Assets, the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was Incurred or Liens securing such Indebtedness were granted, in the case of term debt, or first committed or first Incurred (or granted) (whichever yields the lower U.S. dollar-equivalent), in the case of revolving credit debt or delayed draw debt, or first issued, in the case of Disqualified Stock or preferred stock; provided that if such Indebtedness is Incurred (or commitments established) to Refinance other Indebtedness (or unutilized commitments in respect of such Indebtedness) denominated in a foreign currency, and such Refinancing would cause the applicable provision of this Section 7.02 (or category of Permitted Liens) to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such Refinancing, such provision of this Section 7.02 (or category of Permitted Liens) shall be deemed not to have been exceeded to the extent the principal amount of such newly Incurred Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced (plus the Related Costs in connection therewith). (e) The principal amount of any Indebtedness Incurred (or commitments established) to Refinance other Indebtedness (or unutilized commitments in respect of such Indebtedness), if Incurred in a different currency from the Indebtedness being Refinanced, shall be calculated for all purposes under this Agreement (including for purposes of the definition of “Permitted Liens”) based on the currency exchange rate applicable to the currencies in which such respective Indebtedness (or unutilized commitments in respect of such Indebtedness) is denominated that is in effect on the date of such Refinancing. 7.03 [Reserved]. 7.04 Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Loan Party may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party (or a Person that simultaneously therewith becomes a Loan Party); (b) any Restricted Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Asset Sale that is in the nature of a liquidation) (i) to the Borrower or any other Restricted Subsidiary and (ii) pursuant to an Investment in Unrestricted Subsidiaries permitted by Section 7.06(b)(xiv); (c) each of the Borrower and any of its Restricted Subsidiaries may merge or amalgamate into or consolidate with any other Person or permit any other Person to merge or amalgamate into or consolidate with it; provided that in each case, immediately after giving effect thereto (i) in the case of any such merger, amalgamation or consolidation to which the Borrower is a party, the Borrower is the surviving Person, (ii) in the case of any such merger, amalgamation or consolidation to which any Loan

- 144 - Party (other than the Borrower) is a party, such Loan Party is the surviving Person (or simultaneously with such merger, the continuing or surviving Person shall become a Loan Party), and (iii) in the case of any Wholly-Owned Restricted Subsidiary merging, amalgamating or consolidating with a Person that is not a Wholly-Owned Restricted Subsidiary, the Wholly-Owned Restricted Subsidiary shall be the surviving Person, except in the case of (ii) and (iii) above, a merger, amalgamation or consolidation utilized to consummate an Asset Sale permitted by Section 7.05 (other than Section 7.05(b)); (d) to the extent in compliance with the applicable provisions of the Collateral Documents, (x) the Borrower may change its form of organization to a limited liability company or change its jurisdiction of organization to another State of the United States or the District of Columbia and (y) any Restricted Subsidiary may change its form of organization or jurisdiction of organization; provided that (i) no Loan Party shall change its form of organization to a form that is not a corporation, limited liability company or partnership (or equivalent taking into account the jurisdiction of organization of such Loan Party), (ii) any Loan Party that is organized under the laws of the United States, a State thereof or the District of Columbia shall be permitted to change its jurisdiction of organization only to the United States, a State thereof or the District of Columbia, (iii) any Loan Party that is organized under the laws of an Approved Jurisdiction shall be permitted to change its jurisdiction of organization only to another Approved Jurisdiction, and (iv) the Borrower shall provide notice of any such change pursuant to Section 6.12(d); and (e) any Restricted Subsidiary may dissolve or liquidate if such dissolution or liquidation is determined by the Borrower to be in its best interest and is not materially disadvantageous to the Lenders. 7.05 Asset Sales. Make any Asset Sale except: (a) a sale, exchange or other disposition of cash, Cash Equivalents or Investment Grade Securities, or of obsolete, damaged, unnecessary, unsuitable, surplus or worn out equipment, or other assets, in the ordinary course of business, or dispositions of property no longer used, useful or economically practicable to maintain in the conduct of the business of the Borrower and its Restricted Subsidiaries (including allowing any registrations or any applications for registration of any intellectual property or other intellectual property rights to lapse or become abandoned); (b) (i) the sale, conveyance, lease or other disposition of all or substantially all of the assets of the Borrower or any Guarantor in compliance with Section 7.04 or (ii) any Permitted Lien; (c) any Restricted Payment that is permitted to be made, and is made, pursuant to Section 7.06 (including any transaction specifically excluded from the definition of the term “Restricted Payments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusion of such definition, and any Permitted Investment); (d) any disposition of assets, or issuance or sale of Equity Interests of any Restricted Subsidiary, in a single transaction or series of related transactions, with an aggregate Fair Market Value (on the date a legally binding commitment for such disposition was entered into) of less than $50,000,000; (e) (i) any transfer or other disposition of property or assets or issuance or sale of Equity Interests by a Restricted Subsidiary of the Borrower to the Borrower or by the Borrower or a Restricted Subsidiary of the Borrower to a Restricted Subsidiary of the Borrower and (ii) dispositions by any Restricted Subsidiary of its Equity Interests constituting directors’ qualifying shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law; (f) (i) any transfer or other disposition of property or assets or issuance or sale of Equity Interests by a Restricted Subsidiary of the Borrower to the Borrower or by the Borrower or a Restricted Subsidiary of the Borrower to a Restricted Subsidiary of the Borrower (provided that if the transferor of such transaction is a Loan Party then either (x) the transferee of such transaction shall be a Loan Party or (y) the aggregate Fair Market Value of assets or property transferred or disposed of or Equity Interests

- 145 - issued or sold to Restricted Subsidiaries that are not Guarantors pursuant to this Section 7.05(e) shall not exceed $20,000,000); (ii) dispositions of shares of Equity Interests of any Subsidiary in order to qualify members of the Board of Directors or equivalent governing body of any such Subsidiary if required by applicable Law; and (iii) dispositions by any Restricted Subsidiary of its Equity Interests constituting directors’ qualifying shares or share or interests required to be held by foreign nationals or other third parties to the extent required by applicable law; (g) any issuance, sale, pledge or other disposition of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary (other than an Unrestricted Subsidiary, the primary assets of which are cash and/or Cash Equivalents); (h) the sale, lease, assignment, license, sublicense or sublease of inventory, equipment, accounts receivable, notes receivable or other current assets held for sale in the ordinary course of business or the conversion of accounts receivable to notes receivable or dispositions or discounts of accounts receivable in connection with the collection or compromise thereof; (i) the lease, assignment, license, sublicense or sublease of any real or personal property in the ordinary course of business or that would not materially interfere with the required use of such property by the Borrower or its Restricted Subsidiaries; (j) (x) a sale or transfer of Receivables Assets, or participations therein, and related assets (i) to any Person in a Qualified Receivables Factoring or (ii) to a Receivables Subsidiary in a Qualified Receivables Financing or in factoring or similar transactions or (y) a transfer of Receivables Assets (or a fractional undivided interest therein) by a Receivables Subsidiary in a Qualified Receivables Financing; (k) the contemporaneous exchange, in the ordinary course of business, of property for property of a like kind, to the extent that the property received in such exchange is of a Fair Market Value at least equivalent to the Fair Market Value of the property exchanged; (l) (i) non-exclusive licenses, sublicenses or cross-licenses of intellectual property, other intellectual property rights or other general intangibles and (ii) exclusive licenses, sublicenses or cross- licenses of intellectual property, other intellectual property rights or other general intangibles in the ordinary course of business of the Borrower and its Restricted Subsidiaries; (m) the sale in a Sale and Leaseback Transaction of any property acquired after the Initial Funding Date; provided that such sale is for at least Fair Market Value; (n) the surrender or waiver of obligations of trade creditors or customers or other contract rights that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer or compromise, settlement, release or surrender of a contract, tort or other litigation claim, arbitration or other disputes; (o) dispositions arising from foreclosures, condemnations, eminent domain, seizure, nationalization or any similar action with respect to assets, dispositions of property subject to casualty events; (p) dispositions of Investments (including Equity Interests) in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements or rights of first refusal between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business;

- 146 - (r) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Asset Sale are reasonably promptly applied to the purchase price of such replacement property; (s) dispositions by the Borrower or any Restricted Subsidiary of any Disqualified Stock (including any Permitted Convertible Indebtedness) to the extent permitted by Section 7.02; (t) dispositions by the Borrower or any Restricted Subsidiary of any Permitted Warrant Transaction substantially concurrently with any issuance or sale of Permitted Convertible Indebtedness permitted hereunder; (u) dispositions by the Borrower and its Restricted Subsidiaries of assets that are necessary or advisable, in the good faith judgment of the Borrower, in order to obtain the approval of any governmental authority to consummate or avoid the prohibition or other restrictions on the consummation of any Permitted Acquisition or any Investment permitted under Section 7.06 or any Permitted Investment; (v) (i) any disposition to effectuate the pre-Spin-Off reorganization pursuant to the Spin-Off Documents on substantially the terms described in the Form 10 and (ii) any other disposition to IP or any of its Subsidiaries pursuant to the Spin-off Documents; (w) Asset Sales not otherwise permitted pursuant to this Section 7.05; provided that: (i) the Borrower or any of its Restricted Subsidiaries, as the case may be, receives consideration (including by way of relief from, or by any other person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Sale at least equal to the Fair Market Value (on the date a legally binding commitment for such Asset Sale was entered into) of the assets sold or otherwise disposed of; and (ii) with respect to any Asset Sale with an aggregate Fair Market Value in excess of $50,000,000, (x) no Event of Default (tested at the time a disposition agreement is entered into) shall have occurred and be continuing on a pro forma basis giving effect to such Asset Sale and (y) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents or Replacement Assets; provided, however, that the amount of: (A) any liabilities (as shown on the Borrower’s most recent consolidated balance sheet or in the footnotes thereto, or if incurred, accrued or increased subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s consolidated balance sheet or in the footnotes thereto if such incurrence, accrual or increase had taken place on or prior to the date of such balance sheet, as determined by the Borrower) of the Borrower or any Restricted Subsidiary, other than liabilities that are by their terms subordinated to the Obligations or that are assumed by the transferee of any such assets or Equity Interests (or are otherwise extinguished in connection with the transactions relating to such Asset Sale) pursuant to a written agreement that releases or indemnifies the Borrower or such Restricted Subsidiary from such liabilities; (B) any notes or other obligations or other securities or assets received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days of the receipt thereof; and (C) any Designated Non-Cash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-cash Consideration received pursuant to this

- 147 - clause (c) that is at that time outstanding, not to exceed the greater of (i)$30,000,000 and (y) 1.0% of Total Assets (with the Fair Market Value of each item of Designated Non- cash Consideration being measured on the date a legally binding commitment for such disposition (or, if later, for the payment of such item) was entered into and without giving effect to subsequent changes in value); shall each be deemed to be Cash Equivalents for the purposes of this clause (w)(ii); and (iii) Net Cash Proceeds of such Asset Sale shall be applied in accordance with Section 2.05(b); provided, however, that any Asset Sale with an aggregate Fair Market Value in excess of $50,000,000 pursuant to this Section 7.05 (other than pursuant to clauses (a), (b)(ii), (c), (d), (e), (f) (if the transferee is a Loan Party), (g), (m), (n), (o), (p) and (v) above) shall be for no less than the Fair Market Value. 7.06 Restricted Payments. (a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly: (i) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any of its Restricted Subsidiaries’ Equity Interests, including any payment made in connection with any merger or consolidation involving the Borrower (other than (A) dividends or distributions by the Borrower payable solely in Qualified Equity Interests of the Borrower; or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly-Owned Restricted Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities); (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any of its Restricted Subsidiaries, including in connection with any merger or consolidation; (iii) make any voluntary principal payment on, or voluntarily redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any unsecured Indebtedness of the type described in clause (1)(a) of the definition thereof (other than overdraft facilities and revolving working capital facilities, in each case that do not constitute Subordinated Indebtedness), junior lien Indebtedness of the type described in clause (1)(a) of the definition thereof or Subordinated Indebtedness (limited to Subordinated Indebtedness for borrowed money) (collectively, “Restricted Junior Debt”) (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of (A) Restricted Junior Debt in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement and (B) Indebtedness permitted under Section 7.02(b)(vii) or Section 7.02(b)(ix)) (this clause (iii), “Restricted Junior Debt Payment”); or (iv) make any Restricted Investment; (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment: (A) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

- 148 - (B) immediately after giving effect to such transaction and any related transactions on a Pro Forma Basis, (x) in the case of any Restricted Investment, the Borrower shall be in pro forma compliance with the Financial Covenants, calculated as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01 (or, if prior to any such delivery, as of the date of the financial statements described in Section 5.05(b)) and (y) in the case of any Restricted Payment (other than a Restricted Investment), the Consolidated Leverage Ratio would be equal to or less than 3.50 to 1.00; and (C) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Borrower and its Restricted Subsidiaries after the Initial Funding Date (including Restricted Payments permitted by Section 7.06(b)(i), but excluding all other Restricted Payments permitted by Section 7.06(b)), is less than the Cumulative Available Amount. (b) The provisions of Section 7.06(a) will not prohibit: (i) the payment of any dividend or distribution or consummation of any redemption within 60 days after the date of declaration thereof or the giving of a redemption notice related thereto, if at the date of declaration or notice such payment would have complied with this Section 7.06; (ii) (a) the redemption, repurchase, retirement or other acquisition of any Equity Interests (“Retired Capital Stock”) of the Borrower, or Restricted Junior Debt, in exchange for, or out of the proceeds of the issuance or sale of, Qualified Equity Interests of the Borrower or contributions to the equity capital (other than Disqualified Stock) of the Borrower (collectively, including any such contributions, “Refunding Capital Stock”); (b) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the issuance or sale (other than to a Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any of its Subsidiaries) of Refunding Capital Stock; and (c) if immediately prior to the retirement of the Retired Capital Stock, the declaration and payment of dividends thereon was permitted pursuant to this Section 7.06 and has not been made as of such time (the “Unpaid Amount”), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock, the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of the Borrower) in an aggregate amount no greater than the Unpaid Amount; (iii) the payment, purchase, redemption, defeasance, repurchase or other acquisition or retirement of Restricted Junior Debt made by exchange for, or out of the proceeds of the Incurrence of, Refinancing Indebtedness thereof; (iv) the purchase, retirement, redemption or other acquisition (or Restricted Payments to the Borrower to finance any such purchase, retirement, redemption or other acquisition) for value of Equity Interests (including related stock appreciation rights or similar securities) of the Borrower held directly or indirectly by any future, present or former employee, officer, director, manager, consultant or independent contractor of the Borrower or any Subsidiary of the Borrower or their estates, heirs, family members, spouses or former spouses or permitted transferees (including for all purposes of this clause (iv), Equity Interests held by any entity whose Equity Interests are held by any such future, present or former employee, officer, director, manager, consultant or independent contractor or their estates, heirs, family members, spouses or former spouses or permitted transferees) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or other agreement or arrangement or any stock subscription or shareholder or similar agreement; provided, however, that the aggregate amounts paid under this clause (iv) shall not exceed $20,000,000 in any calendar year (with unused amounts in any calendar year being permitted to be carried over for the next succeeding calendar year); provided, further, however, that such amount in any calendar year may be increased by an amount not to exceed:

- 149 - (a) the cash proceeds received by the Borrower from the issuance or sale of Qualified Equity Interests of the Borrower, to any future, present or former employees, officers, directors, managers, consultants or independent contractors of the Borrower or its Subsidiaries that occurs after the Initial Funding Date; provided that the amount of such cash proceeds utilized for any such repurchase, retirement, other acquisition or dividend will not increase the amount available for Restricted Payments under Section 7.06(a)(C); plus (b) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries after the Initial Funding Date; plus (c) the amount of any cash bonuses otherwise payable to employees, officers, directors, managers, consultants or independent contractors of the Borrower or its Subsidiaries that are foregone in return for the receipt of Qualified Equity Interests; less (d) the amount of cash proceeds described in clause (a), (b) or (c) of this Section 7.06(b)(iv) previously used to make Restricted Payments pursuant to this Section 7.06(b)(iv); provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (a), (b) and (c) of this Section 7.06(b)(iv) in any calendar year; in addition, cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, current or former officer, director, employee, manager, consultant or independent contractor (or any permitted transferees thereof) of the Borrower or any of its Subsidiaries thereof, in connection with a repurchase of Equity Interests of the Borrower from such Persons will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provisions of this Agreement; (v) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Borrower or any of its Restricted Subsidiaries and any class or series of Preferred Stock of any Restricted Subsidiaries issued or Incurred after the Initial Funding Date in accordance with Section 7.02; (vi) Restricted Payments by the Borrower in order to effectuate regularly scheduled dividend payments in an aggregate amount per fiscal year of the Borrower not to exceed $25,000,000 (with unused amounts in any calendar year not being permitted to be carried over for the next succeeding fiscal year); (vii) other Restricted Payments (including loans or advances) in an aggregate amount in any fiscal year not to exceed (net of repayments of any such loans or advances) $15,000,000 (with unused amounts in any calendar year not being permitted to be carried over for the next succeeding fiscal year); (viii) Restricted Junior Debt Payments in an amount equal to the amount of any Declined Amounts not utilized as part of the Cumulative Available Amount; (ix) (i) repurchases of Equity Interests deemed to occur upon exercise of stock options, warrants or similar equity incentive awards if such Equity Interests represent a portion of the exercise price of such options, warrants or similar equity incentive awards, (ii) repurchases of Equity Interests to fund payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding taxes payable or expected to be payable by any future, present or former director, officer, employee, manager, consultant, agent or independent contractor of the Borrower or any Subsidiary of the Borrower (or their respective Affiliates, estates or immediate family members) in connection with the exercise of stock options or the grant, vesting or delivery of Equity Interests, and the corresponding payments of such taxes and (iii) loans or advances to officers, directors, employees, managers, consultants, agents and independent contractors of the Borrower or any Subsidiary of the Borrower in connection with such Person’s purchase of Equity Interests of the Borrower; provided that no cash is actually advanced pursuant to this clause (iii) other than to pay taxes due in connection with such purchase, unless immediately repaid;

- 150 - (x) Investments relating to any Receivables Subsidiary that, in the good faith determination of the Borrower, are necessary or advisable to effect a Receivables Financing or any repurchases or other transactions in connection therewith; (xi) payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, merger, amalgamation or transfer of assets that complies with the provisions of this Agreement; (xii) any Restricted Payments attributable to, or arising in connection with, (i) the Transactions (including the Special Payment), and (ii) any other transactions pursuant to agreements or arrangements in effect on the Initial Funding Date or any amendment, modification or supplement thereto or replacement thereof, as long as the terms of such agreement or arrangement, as so amended, modified, supplemented or replaced is not materially more disadvantageous in the good faith judgment of the Board of Directors to the Lenders, taken as a whole, than the terms of such agreement or arrangement as in effect on the Initial Funding Date; (xiii) the payment of cash in lieu of the issuance of fractional shares of Equity Interests in connection with any merger, consolidation, amalgamation or other business combination, or in connection with any dividend, distribution or split of, or upon exercise, conversion or exchange of Equity Interests, warrants, options or other securities exercisable or convertible into, Equity Interests of the Borrower; (xiv) Investments in Unrestricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (xiv) that are at the time outstanding not to exceed the greater of (x) $60,000,000 and (y) 2.0% of Total Assets outstanding at any one time; (xv) (i) any Restricted Payment of the kind described in clauses (i) and (ii) of Section 7.06(a); provided that on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions the Consolidated Leverage Ratio would be equal to or less than 2.50 to 1.00; and (ii) any Restricted Payment of the kind described in clauses (iii) and (iv) of Section 7.06(a); provided that on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions the Consolidated Leverage Ratio would be equal to or less than 3.00 to 1.00; (xvi) the Borrower and its Restricted Subsidiaries may pay the premium in respect of, and otherwise perform its obligations under, any Permitted Bond Hedge Transaction; (xvii) the Borrower and its Restricted Subsidiaries may make any payments required by the terms of, and otherwise perform its obligations under, any Permitted Warrant Transaction (including, without limitation, making payments due upon exercise and settlement or termination thereof); and (xviii) Consolidated Tax Payments; provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under Section 7.06(b)(vii) (other than with respect to a Restricted Investment) and Section 7.06(b)(xv), no Default or Event of Default (and in the case of Section 7.06(b)(vi), no Event of Default) shall have occurred and be continuing or would occur as a consequence thereof. For purposes of Section 7.06(b)(ix) above, taxes shall include all interest, additions to tax, and penalties with respect thereto; provided, further, that prior to the Covenant Adjustment Date, no Restricted Payments (other than under clause (xii) above) shall be permitted to be made except for (1) Restricted Payments not to exceed $25,000,000 in any calendar year, which shall be increased to (x) $60,000,000 in any calendar year if on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions, the Consolidated Leverage Ratio would be less than 2.50:1.00 and greater than or equal to 2.00:1.00 and (y) $90,000,000 in any calendar year if on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions, the Consolidated Leverage Ratio would be less than 2.00:1.00 and (2) Restricted Payments not to exceed $150,000,000 in the aggregate to fund the repurchase or redemption of 2021 Notes, including pursuant to a tender offer for such 2021 Notes (the preceding clauses (1) and

- 151 - (2), the “Specified Restricted Payments”) (it is understood that Restricted Payments made pursuant to this second proviso shall be permitted only to the extent permitted under the other provisions of this Section 7.06 and this second proviso is not intended to, and shall not provide, Restricted Payments capacity not otherwise permitted by this Section 7.06); provided, further, that this proviso shall not apply if either (x) at least $120,000,000 is held in the Specified Account or (y)(A) at least $60,000,000 is held in the Specified Account and (B) the Minimum Liquidity Condition is satisfied (provided that, in connection with any Restricted Payment (other than a Specified Restricted Payment) made prior to the Covenant Adjustment Date, (i) the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the Minimum Liquidity Condition is satisfied as of the date of such Restricted Payment (it being understood that such representation and warranty shall be deemed made on such date) and (ii) to the extent reasonably requested by the Administrative Agent, the Borrower agrees to deliver to the Administrative Agent for delivery to each Lender on the date of such Restricted Payment a certificate of a Responsible Officer of the Borrower certifying that the Minimum Liquidity Condition is satisfied as of such date). For purposes of this Section 7.06, if any Investment or Restricted Payment (or a portion thereof) would be permitted pursuant to one or more provisions described above and/or one or more of the exceptions contained in the definition of “Permitted Investments,” the Borrower may divide and classify such Investment or Restricted Payment (or a portion thereof) in any manner that complies with this Section 7.06. Notwithstanding any other provision of this Agreement, this Agreement shall not restrict any redemption or other payment by the Borrower or any Restricted Subsidiary made as a mandatory principal redemption or other mandatory payment in respect of permitted Restricted Junior Debt pursuant to an “AHYDO saver” provision of any agreement or instrument in respect of such permitted Restricted Junior Debt, and the Borrower’s determination in good faith of the amount of any such “AHYDO saver” mandatory principal redemption or other mandatory payment shall be conclusive and binding for all purposes under this Agreement. 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Restricted Subsidiaries on the Signing Date or contemplated by the Form 10 to be conducted on the Initial Funding Date or any business reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof. 7.08 Transactions with Affiliates. (a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower involving aggregate consideration in excess of $20,000,000 (each of the foregoing, an “Affiliate Transaction”), unless: (i) such Affiliate Transaction is on terms that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with an unrelated Person on an arm’s-length basis; and (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving aggregate consideration in excess of $50,000,000, the Borrower delivers to the Administrative Agent a resolution adopted in good faith by the majority of the Board of Directors of the Borrower, approving such Affiliate Transaction, together with a certificate of a Responsible Officer certifying such resolution. (b) For purposes of Section 7.08(a), any Affiliate Transaction shall be deemed to have satisfied the requirements set forth in Section 7.08(a) if such Affiliate Transaction is approved by a majority of the Disinterested Directors. (c) The provisions of Section 7.08(a) will not apply to the following:

- 152 - (i) (A) transactions between or among the Borrower and/or any of its Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction) and/or (B) prior to the Spin-Off Date, transactions between IP and its Subsidiaries; (ii) Restricted Payments permitted by this Agreement (including any transaction specifically excluded from the definition of the term “Restricted Payments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such definition) and (b) Permitted Investments; (iii) transactions in which the Borrower or any of its Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 7.08(a)(i); (iv) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to future, present or former employees, officers, directors, managers, consultants or independent contractors of the Borrower or any Subsidiary or guarantees in respect thereof for bona fide business purposes or in the ordinary course of business; (v) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under, any agreement or arrangement as in effect as of the Signing Date (or contemplated to be in effect as of the Initial Funding Date) and described on Schedule 7.08 or as thereafter amended, supplemented or replaced (to the extent such amendment, supplement or replacement agreement is not materially more disadvantageous to the Lenders, in the good faith judgment of the Borrower, when taken as a whole as compared to the original agreement as in effect on the Signing Date) or any transaction or payments contemplated thereby; (vi) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under the terms of any stockholders or similar agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Initial Funding Date or similar transactions, arrangements or agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under, any future amendment to any such existing transaction, arrangement or agreement or under any similar transaction, arrangement or agreement entered into after the Initial Funding Date shall only be permitted by this clause (vi) to the extent that the terms of any such existing transaction, arrangement or agreement, together with all amendments thereto, taken as a whole, or new transaction, arrangement or agreement are not otherwise more disadvantageous to the Lenders in any material respect, in the good faith judgment of the Borrower, when taken as a whole as compared with the original transaction, arrangement or agreement as in effect on the Initial Funding Date; (vii) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods or services, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement, which are fair to the Borrower and its Restricted Subsidiaries (as reasonably determined by the Borrower) or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party (as reasonably determined by the Borrower); (viii) any transaction effected as part of a Qualified Receivables Factoring or a Qualified Receivables Financing; (ix) (A) the sale, issuance or transfer of Qualified Equity Interests of the Borrower or any Restricted Subsidiary; and (B) any transaction to the extent the consideration paid by the Borrower or any Restricted Subsidiary is (x) Qualified Equity Interests of the Borrower or (y) proceeds from the issuance or sale of Qualified Equity Interests of the Borrower;

- 153 - (x) any contribution to the capital of the Borrower (other than Disqualified Stock); (xi) any transaction with a Person (other than an Unrestricted Subsidiary) that would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an Equity Interest in or otherwise controls such Person; provided that no Affiliate of the Borrower or any of its Subsidiaries other than the Borrower or a Restricted Subsidiary shall have a beneficial interest or otherwise participate in such Person; (xii) transactions between the Borrower or any of its Restricted Subsidiaries and any Person that would constitute an Affiliate Transaction solely because such Person is a director or such Person has a director which is also a director of the Borrower; provided, however, that such director abstains from voting as a director of the Borrower on any matter involving such other Person; (xiii) (A) any Guarantees issued by the Borrower or a Restricted Subsidiary for the benefit of the Borrower or a Restricted Subsidiary, as the case may be, that is permitted under Section 7.02 and (B) guarantees, indemnities, bankers acceptances, surety bonds and letters of credit issued by, or for the account of, and Liens granted for the benefit of, the Borrower or a Restricted Subsidiary for the benefit of the Borrower or a Restricted Subsidiary, in each case otherwise permitted by Section 7.01 or Section 7.02; (xiv) transactions to effect the Transactions and the payment of all transaction, underwriting, commitment and other fees and expenses related to the Transactions; (xv) any payments or other transaction pursuant to any tax sharing agreement between the Borrower and any other Person with which the Borrower files a consolidated tax return or with which the Borrower is part of a consolidated group for tax purposes; provided that (A) such payments shall not exceed the amount of any taxes that the Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated basis as if the Borrower had filed a consolidated return on behalf of an affiliated group of which it were the common parent and of which the includable Subsidiaries were members and (B) payments with respect to the taxable income of Unrestricted Subsidiaries shall be permitted only to the extent that cash distributions were made by any Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary for such purpose (“Consolidated Tax Payments”); (xvi) the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements and other compensation arrangements, equity purchase agreements, stock options, long-term incentive plans, stock appreciation rights plans, participation plans and stock ownership plans or similar employee benefit plans approved by the Board of Directors of the Borrower or of a Restricted Subsidiary, as appropriate, in good faith; (xvii) (A) any employment, consulting, service or termination agreement, or customary reimbursement and indemnification arrangements, entered into by the Borrower or any of its Restricted Subsidiaries with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries, (B) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries and (C) any payment of compensation or other employee compensation, benefit plan or arrangement, or any health, disability or similar insurance plan which covers current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries (including amounts paid pursuant to any management equity plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, stock option or similar plans and any successor plan thereto and any supplemental executive retirement benefit plans or arrangements), in each case, in

- 154 - the ordinary course of business or as otherwise approved in good faith by the Board of Directors of the Borrower or of a Restricted Subsidiary, as appropriate; (xviii) (A) investments by Affiliates in Indebtedness or Equity Interests of the Borrower or any of its Subsidiaries, so long as the investment is being offered by the Borrower or such Subsidiary generally to other non-affiliated third party investors on the same or more favorable terms, and (B) transactions with Affiliates solely in their capacity as holders of Indebtedness or Equity Interests of the Borrower or any of its Subsidiaries, to the extent such transaction is with all holders of such class (and there are such non-Affiliate holders) and such Affiliates are treated no more favorably than all other holders of such class generally; (xix) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of their obligations under the terms of, any customary registration rights agreement to which they are a party or become a party in the future; (xx) (A) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and (B) any payments to or from, and transactions with any joint venture or any variable interest entity in the ordinary course of business and consistent with past practice (including, without limitation, any Cash Management Agreements related thereto); (xxi) any lease entered into between the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower in the ordinary course of business; (xxii) intellectual property licenses in the ordinary course of business; (xxiii) the Special Payment; and (xxiv) (A) Guarantees and any bid, performance or similar project related bonds, company performance guarantees, bank performance guarantees or surety bonds or performance letters of credit, by the Borrower and its Restricted Subsidiaries for the benefit of joint ventures, Unrestricted Subsidiaries and variable interest entities, to the extent otherwise permitted by this Agreement and (B) Liens of the type described in clause (25) of the definition of “Permitted Liens.” 7.09 Burdensome Agreements. Create or otherwise cause or suffer to exist or become effective any Contractual Obligation that: (a) includes a consensual encumbrance or consensual restriction on the ability of any Restricted Subsidiary (other than, in the case of clauses (1), (2) and (3) below, any Guarantor) to: (1) (i) pay dividends or make any other distributions to the Borrower or any Guarantor on its Equity Interests; or (ii) pay any Indebtedness owed to the Borrower or any Guarantor; (2) make loans or advances to the Borrower or any Guarantor; (3) sell, lease or transfer any of its properties or assets to the Borrower or any Guarantor; or (4) create, incur, assume or suffer to exist Liens on property (other than Excluded Assets or any assets not required to be pledged in accordance with the Agreed Guarantee and Security Principles (other than assets referred to clauses (I) and (II) of the proviso of the definition of “Permitted Liens”, except to the extent relating to Liens permitted by such clause (II))) of such Person in favor of the Secured Parties as security for the Obligations to the extent contemplated by

- 155 - this Agreement or any other Loan Document; provided, however, that this clause (4) shall not prohibit (A) any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under any of Section 7.02(b)(iv), 7.02(b)(x), 7.02(b)(xx), 7.02(b)(xxiii) or 7.02(b)(xix)(x), in each case solely to the extent any such negative pledge relates to the property financed by, securing or otherwise the subject of such Indebtedness or (B) restrictions on the encumbrance of specific property encumbered to secure payment of particular permitted Indebtedness or to be sold pursuant to an executed agreement with respect to a sale of such assets; (b) requires the grant of a Lien on property (other than a Permitted Lien or a Lien on an Excluded Asset or any assets not required to be pledged in accordance with the Agreed Guarantee and Security Principles (other than assets referred to clauses (I) and (II) of the proviso of the definition of “Permitted Liens”, except to the extent relating to Liens permitted by such clause (II))) to secure an obligation of such Person if a Lien is granted to secure the Obligations; except in each case for such encumbrances or restrictions existing under or by reason of: (i) contractual encumbrances or restrictions of the Borrower or any of its Restricted Subsidiaries in effect on the Initial Funding Date, including pursuant to the Credit Agreement and the other documents relating to the Credit Agreement, related Swap Contracts and Indebtedness permitted pursuant to Section 7.02(b)(iii); (ii) this Agreement and the other Loan Documents and the 2021 Notes (and the indenture and guarantees in respect thereof); (iii) applicable law or any applicable rule, regulation or order (including court or administrative orders); (iv) any agreement or other instrument of a Person acquired by or merged, amalgamated or consolidated with or into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated a Restricted Subsidiary which was in existence at the time of such acquisition (or at the time it merges, amalgamates or consolidates with or into the Borrower or any Restricted Subsidiary or is designated a Restricted Subsidiary) or assumed in connection with the acquisition of assets from such Person (but, in each case, not created in contemplation thereof); (v) customary (as determined by the Borrower in good faith, which determination shall be conclusive) encumbrances or restrictions contained in contracts or agreements for the sale of assets applicable to such assets pending consummation of such sale, including customary restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of Equity Interests or assets of such Restricted Subsidiary; (vi) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (vii) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions in (x) joint venture agreements entered into in the ordinary course of business with respect to the Equity Interests subject to the joint venture and (y) operating or other similar agreements, asset sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (viii) purchase money obligations for property acquired and Capitalized Leases entered into in the ordinary course of business, to the extent such obligations impose restrictions of the nature discussed in Section 7.09(a)(3) on the property so acquired; (ix) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions contained in leases, sub-leases, licenses, sublicenses, contracts and other similar

- 156 - agreements entered into in the ordinary course of business to the extent such obligations impose restrictions on the property subject to such lease, sub-lease, license, sublicense, contract or other similar agreement; (x) any encumbrance or restriction effected in connection with a Qualified Receivables Factoring or Qualified Receivables Financing that, in the good faith determination of the Borrower, are necessary or advisable to effect such Qualified Receivables Factoring or Qualified Receivables Financing; (xi) other Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower that is Incurred subsequent to the Initial Funding Date pursuant to Section 7.02; provided that such encumbrances and restrictions contained in any agreement or instrument will not materially impair the Borrower’s ability to make anticipated principal or interest payments on the Obligations (as determined by the Borrower in good faith); (xii) any encumbrance or restriction contained in Indebtedness secured by a Lien otherwise permitted to be Incurred pursuant to Section 7.01 and Section 7.02 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (xiii) any encumbrance or restriction arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that, individually or in the aggregate, (x) do not detract from the value of the property or assets of the Borrower or any Restricted Subsidiary in any manner material to the Borrower or any Restricted Subsidiary or (y) do not materially impair the Borrower’s ability to make principal or interest payments on the Obligations, in each case under this clause (xiii), as determined by the Borrower in good faith; (xiv) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions in joint venture agreements or arrangements and other similar agreements or arrangements relating solely to the applicable joint venture; (xv) existing under, by reason of or with respect to Refinancing Indebtedness; provided that the encumbrances and restrictions contained in the agreements governing that Refinancing Indebtedness are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being Refinanced; and (xvi) any encumbrances or restrictions of the type referred to in Section 7.09(a)(1), (2) or (3) imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xv) of this Section 7.09; provided that such encumbrances and restrictions contained in any such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than the encumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing. For purposes of determining compliance with this Section 7.09, (i) the priority of any Preferred Stock in receiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Equity Interests and (ii) the subordination of loans or advances made to the Borrower or a Restricted Subsidiary of the Borrower to other Indebtedness Incurred by the Borrower or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances. For purposes of Section 7.09, the priority that any series of preferred stock of a Restricted Subsidiary has in receiving dividends, distributions or liquidating distributions before dividends, distributions or liquidating distributions are paid in respect of common stock of such Restricted Subsidiary shall not constitute a restriction on the ability to make dividends or distributions on Equity Interests. 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of

- 157 - Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Financial Covenants. (a) Consolidated Interest Coverage Ratio. Starting with the Applicable First Testing Quarter, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.00 to 1.00. (b) Consolidated Leverage Ratio. Starting with the Applicable First Testing Quarter, permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.75 to 1.00. (c) The provisions of this Section 7.11 are for the benefit of the Lenders under the Financial Covenant Facilities only, as provided in Section 8.01(b). 7.12 Amendments of Certain Documents. (a) Organization Documents. Amend any of its Organization Documents, except in connection with the Transactions and except amendments that (1) would not reasonably be expected to be material and adverse to the interests of the Lenders or (2) are otherwise consented to by the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned). (b) Restricted Junior Debt. Waive, amend or otherwise modify any document governing Restricted Junior Debt having an aggregate outstanding principal amount in excess of the Threshold Amount, except that (1) as would not reasonably be expected to be material and adverse to the interests of the Lenders, it being understood that a waiver, amendment or other modification of the documents governing Restricted Junior Debt shall not be deemed adverse to the interests of the Lenders, if, after giving effect to such waiver, amendment or other modification, the term of such Restricted Junior Debt comply with the requirements of clauses (ii), (iii) and (v) of the proviso to Section 7.02(a) or (2) as are otherwise consented to by the Administrative Agent; provided that nothing in this Section 7.12(b) shall prohibit the refinancing, replacement or extension of any Restricted Junior Debt to the extent permitted by Section 7.02. (c) Spin-Off Documents. Waive, amend or otherwise modify any Spin-Off Document in a manner material and adverse to the rights or interests of the Lenders without the prior written approval of the Administrative Agent. 7.13 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as (i) required by GAAP or the rules of the SEC or other applicable accounting standards in its jurisdiction of organization, (ii) recommended by the Borrower’s auditors and disclosed to the Lenders or (iii) agreed to by the Borrower’s auditors and not material, or (b) the fiscal year of the Borrower unless the Borrower shall have given the Administrative Agent prior written notice. Promptly after receiving such notice, the Borrower and the Administrative Agent shall enter into an amendment to this Agreement (which shall not require the consent of any other party hereto, but without limiting the ability of the Administrative Agent to seek approval by the Required Lenders in its discretion) that, in the reasonable judgment of the Administrative Agent and the Borrower, as nearly as practicable, preserves the rights of the parties hereto that would have happened had no such change in fiscal year occurred. 7.14 Designation of Senior Debt. Designate any Indebtedness (other than (i) the Obligations, (ii) Incremental Equivalent Debt and Ratio Debt, in each case, secured on a pari passu basis with the Obligations and having an aggregate outstanding principal or commitment amount, at the time of Incurrence or establishment thereof, not less than the Threshold Amount and (iii) Refinancing Indebtedness in respect of the foregoing) of any Loan Party as “Designated Senior Indebtedness” (or any similar term) under, and as defined in, any subordinated Indebtedness (excluding intercompany subordinated Indebtedness) and documents evidencing or governing any such subordinated Indebtedness.

- 158 - 7.15 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction; provided that, so long as no Event of Default has occurred and is continuing or would result therefrom, each of the Borrower and any of its Restricted Subsidiaries may enter into Sale and Leaseback Transactions so long as the Attributable Indebtedness is permitted under Section 7.02 and the corresponding Lien is permitted under Section 7.01. 7.16 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual, entity vessel or aircraft, to fund any activities of or business with any individual or entity that is, or is owned or controlled by persons or entities that are, at the time of such funding, the subject of Sanctions or in a Designated Jurisdiction (except to the extent permissible for an entity required to comply with Sanctions), or in any other manner that would result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as a Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender or otherwise) of Sanctions. 7.17 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would violate applicable Anti-Corruption Laws. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within five days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05 (insofar as such Section requires the preservation of the corporate existence of any Loan Party), 6.11, 6.18 or 6.20 or Article VII (provided that a breach of a Financial Covenant or Section 6.01(c) shall not constitute an Event of Default with respect to any Term B Loans or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, Incremental Term B Loans or Permitted Refinancing Term Loans, unless and until the Required Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts outstanding under the Financial Covenant Facilities to be due and payable and all outstanding Commitments under the Financial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded) (any such Event of Default with respect to a Financial Covenant or Section 6.01(c), a “Financial Covenant Event of Default”); or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document (provided that a Financial Covenant Event of Default under Section 6.01(c) shall not constitute an Event of Default with respect to any Term B Loans or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, Incremental Term B Loans or Permitted Refinancing Term Loans, unless and until the Required Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts outstanding under the Financial Covenant Facilities to be due and payable and all outstanding Commitments under the Financial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded) on its part to be performed or observed and such failure continues for 30 days after the earlier of (A) when a Responsible Officer of any Loan Party has actual knowledge thereof and (B) notice thereof is given to such Loan Party by the Administrative Agent; or

- 159 - (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, with respect to representations and warranties modified by materiality standards, in any respect) when made or deemed made, and such incorrect representation or warranty (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after the earlier of (A) when a Responsible Officer of any Loan Party has actual knowledge thereof and (B) notice thereof is given to such Loan Party by the Administrative Agent; or (e) Cross-Default. (i) Any Loan Party or any Significant Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness, beyond any period of grace or cure, if any, provided in the instrument or agreement under which such Material Indebtedness was created, or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders (or beneficiary or beneficiaries) of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity (any applicable grace or cure periods having expired), or such Guarantee to become payable or cash collateral in respect thereof to be demanded (other than by (A) the occurrence of any early termination or cancellation (each howsoever defined) under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, (B) a regularly-scheduled required payment, (C) mandatory prepayments from proceeds of asset sales, debt incurrence, excess cash flow, equity issuances and insurance proceeds, (D) mandatory payments due by reason of, and in an amount required to, eliminate the effect of currency fluctuations, (E) the conversion of any Permitted Convertible Indebtedness into cash, shares of the Borrower’s common stock or any combination thereof in accordance with terms of the indenture governing such Permitted Convertible Indebtedness or (F) any special mandatory redemption of Material Indebtedness incurred in connection with any merger, acquisition or other Investment that becomes due because such event does not occur during a specified time period (so long as such Material Indebtedness is redeemed within the time period required)); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Significant Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Significant Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, monitor, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, monitor, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 90 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 90 calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Significant Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or

- 160 - (h) Judgments. There is entered against any Loan Party or any Significant Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not paid, fully bonded or covered by third-party insurance as to which the insurer does not dispute coverage (other than customary reservation of rights letters)), or (ii) any one or more non-monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; provided that, in the case of any judgment in the Specified Disclosed Litigation, no Default or Event of Default shall be deemed to exist under this clause (h) unless the amount that is due under any payment schedule remains unpaid and exceeds the Threshold Amount; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect or (iii) a Foreign Plan Event occurs with respect to a Foreign Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Commitments), or purports to revoke, terminate or rescind any material provision of any Loan Document; or (ii) any Collateral Document, after delivery thereof pursuant to Section 4.01 or 6.12 or the Collateral and Guarantee Requirement or otherwise, shall for any reason (other than (A) pursuant to the terms thereof, (B) as a result of the disposition of the applicable Collateral to a Person that is not a Loan Party in a transaction permitted under the Loan Documents, or (C) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents) cease to create a valid and perfected first priority Lien (subject to Permitted Liens) on any material portion of the Collateral purported to be covered by the Collateral Documents; or (k) Change of Control. There occurs any Change of Control; (l) Subordination. (i) Except in accordance with the terms thereof, the subordination provisions of the documents evidencing or governing any Indebtedness which is required by the term of this Agreement to be subordinated to the Obligations (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable subordinated Indebtedness; or (ii) other than by reason of the termination of such Subordination Provisions in accordance with the terms thereof, the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuers or (C) that all payments of principal of or premium and interest on the applicable subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions; (m) Spin-Off. The Spin-Off has not been consummated on the terms in the Form 10 by the date that is two Business Days after the Initial Funding Date; or (n) Specified Disclosed Litigation Payable Amount and Specified Disclosed Litigation Settlement Amount. The failure by IP to reimburse the Borrower and its Subsidiaries for or to pay (or procure the payment of in a manner that does not create recourse to the Borrower or any of its Subsidiaries)

- 161 - at least the amount required to be paid by it under the Tax Matters Agreement in respect of the aggregate Specified Disclosed Litigation Payable Amount or Specified Disclosed Litigation Settlement Amount (as applicable) in accordance with the Tax Matters Agreement, in each case not later than the date which is the earlier of (x) 30 days after such amount is required to be paid pursuant to the corresponding final non- appealable judgment or settlement agreement (as applicable) and (y) the date on which any applicable Governmental Authority in Brazil may exercise any remedies (including acceleration of the settlement amount or rescission of amnesty) for failure to pay the balance. 8.02 Remedies upon Event of Default. (a) If any Event of Default other than a Financial Covenant Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (iv) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies available to it, the Lenders and the L/C Issuers under the Loan Documents; provided, however, that upon the occurrence of (i) an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or (ii) any Event of Default pursuant to Section 8.01(m), the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. (b) If any Financial Covenant Event of Default shall have occurred and be continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Financial Covenant Lenders take any of the actions specified under Sections 8.02(a)(i) through (iv) above, but solely with respect to the Financial Covenant Facilities (subject to Section 8.02(d) below). (c) If any Financial Covenant Event of Default shall have occurred and be continuing and the Required Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts outstanding under the Financial Covenant Facilities to be due and payable and all outstanding Commitments under the Financial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded, then the Administrative Agent shall, at the request of, or may, with the consent of, the Required Term B Lenders (i) declare the unpaid principal amount of all outstanding Term B Loans and/or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, Incremental Term B Loans and/or Permitted Refinancing Term Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document in each case to the applicable Lenders to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and (ii) exercise, on behalf of itself and the Term B

- 162 - Lenders, all rights and remedies available to it and the Term B Lenders under the Loan Documents (subject to Section 8.02(d) below). (d) Notwithstanding Sections 8.02(b) and (c) above, in the event that after a Financial Covenant Event of Default both (i) all amounts outstanding under the Revolving Credit Facility and the Term F Facility, respectively, have been declared due and payable, and all commitments thereunder terminated, pursuant to Section 8.02(b) above and (ii) all amounts outstanding under the Term B Facility and, unless the Borrower shall agree that Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, any Incremental Term B Loans and Permitted Refinancing Term Loans have been declared due and payable pursuant to Section 8.02(c) above, then in such case the exercise of rights and remedies under the Loan Documents shall be conducted pursuant to Section 8.02(a)(iv). 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16, 2.17 and 6.20, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such (and not, for the avoidance of doubt, as a creditor of parallel debt under Section 10.24); Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees, Secured Bilateral L/C Obligations and obligations in respect of Secured Cash Management Agreements and Secured Hedge Agreements) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuers arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings, Secured Bilateral L/C Obligations constituting unreimbursed amounts in respect of drawings and payments made thereunder and Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Bilateral L/C Provider, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; Fifth, ratably (i) to the Administrative Agent for the account of the L/C Issuers, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.16 and (ii) to the Bilateral L/C Provider, to cash collateralize that portion of the Secured Bilateral L/C Obligations comprised of undrawn amounts of letters of credit and acceptances and contingent bank guarantees, to the extent not already cash collateralized in accordance with the terms thereof in an amount not to exceed 102% of the maximum amount thereof; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. Subject to Sections 2.03(c) and 2.16, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as

- 163 - they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Secured Bilateral L/C Obligations and Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may reasonably request, from the applicable Bilateral L/C Provider, Cash Management Bank or Hedge Bank, as the case may be. Each Bilateral L/C Provider, Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and the neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Bilateral L/C Provider, a potential Hedge Bank and a potential Cash Management Bank) and each L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

- 164 - 9.03 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct, as determined by a court of competent jurisdiction by a final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or an L/C Issuer. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining

- 165 - compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub- agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed and such consent shall not be required if an Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications and subject to the consents set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower (in the case of a notice by the Required Lenders) or the Lenders (in the case of a notice by the Borrower) and such Person remove such Person as Administrative Agent and, subject to the consent of the Borrower (not to be unreasonably withheld or delayed and such consent shall not be required if an Event of Default has occurred and is continuing), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the

- 166 - rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub- agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. If Bank of America or any other L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent, the Arrangers and Other Lenders. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or such Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Arranger to any Lender or each L/C Issuer as to any matter, including whether the Administrative Agent or such Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and each L/C Issuer represents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Administrative Agent, such Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C

- 167 - Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent, Documentation Agents, Co-Managing Agents, the Sustainability Structuring Agent or other similar titles or roles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Section 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with

- 168 - Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (l) of Section 10.01 of this Agreement), and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.10 Collateral and Guaranty Matters. Without limiting the provision of Section 9.09, each of the Lenders (including in its capacities as the Bilateral L/C Provider, a potential Cash Management Bank and a potential Hedge Bank) and each of the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition (including, without limitation, any disposition by way of a merger, consolidation or amalgamation) or Restricted Payment permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, (iii) that constitutes Excluded Assets or any assets not required to be pledged in accordance with the Agreed Guarantee and Security Principles, or (iv) if approved, authorized or ratified in writing in accordance with Section 10.01; (b) to release any Guarantor from its obligations under the Guaranty and each Collateral Document to which it is a party if such Person ceases to be a Restricted Subsidiary as a result of a transaction permitted under the Loan Documents or otherwise becomes an Excluded Subsidiary; provided that no Subsidiary shall be released as a Guarantor after the Initial Funding Date solely as a result of becoming an Excluded Subsidiary pursuant to clause (b) of the definition thereof, unless (1) such Subsidiary ceases to be a Wholly-Owned Subsidiary in a transaction for a bona fide business purpose in which the Person taking the Equity Interests in such Subsidiary is not an Affiliate of the Borrower and (2) at the time of such release, the Borrower would have been permitted to make an Investment in such partially disposed Subsidiary, and is deemed to have made a new Investment in such partially disposed Subsidiary for purposes of Section 7.06 (as if such Person were then newly acquired), in an amount equal to the portion of the Fair Market Value of the net assets of such partially disposed Subsidiary attributable to the Borrower’s Equity Interests therein; (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property securing obligations in respect of Indebtedness permitted to be Incurred pursuant to Section 7.02(b)(iv) that is permitted pursuant to clause (6) of the definition of “Permitted Liens”; and (d) to enter into one or more intercreditor agreements contemplated by this Agreement from time to time and agrees that it will be bound by and will take no actions contrary to the provisions thereof (it being understood that, in connection with any such intercreditor agreement, the Borrower shall deliver to the Administrative Agent a certificate certifying that the Indebtedness and Liens (including the priority thereof) in connection with which such intercreditor agreement is to be executed is permitted by this Agreement).

- 169 - Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Bilateral L/C Obligations, Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein, no Bilateral L/C Provider, Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Bilateral L/C Obligations or Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Bilateral L/C Provider, Cash Management Bank or Hedge Bank, as the case may be. 9.12 Lender ERISA Representation. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the

- 170 - best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) Section 9.12(a)(i) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with Section 9.12(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Arrangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Lender Recipient Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party comprised, in whole or in part, a Rescindable Amount. ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. Subject to Section 3.03 and Section 10.23, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that: (a) no such amendment, waiver or consent shall waive any condition set forth in Section 4.01 (other than Section 4.01(g)), in the case of the initial Credit Extension on the Initial Funding Date, without the written consent of each Lender; (b) any waiver of any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility after the Initial Funding Date shall require the written consent of only the Required Revolving Lenders; (c) any amendment, waiver or consent that extends or increases the Commitment of any Lender (or reinstates any Commitment terminated pursuant to Section 8.02) shall require only the written consent of such Lender;

- 171 - (d) any amendment, waiver or consent that postpones any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document shall only require the written consent of each Lender entitled to such payment; (e) any amendment, waiver or consent that reduces the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, or changes the manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder, shall only require the written consent of each Lender entitled to such amount; provided that only the consent of (i) the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate and (ii) the Lenders referenced in clause (l) below shall be necessary to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; provided, further, that the Applicable Rate for Revolving Credit Loans, the Letter of Credit Fees and the Commitment Fee may be amended in accordance with Section 2.18 as in effect on the Amendment No. 1 Effective Date; (f) no such amendment, waiver or consent shall change (i) Section 2.13 or Section 8.03 in a manner that would alter the pro rata reduction of Commitments, pro rata payments and pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application thereof set forth in the applicable provisions of Section 2.05(b), in any manner that materially and adversely affects the Lenders under a Facility without the written consent of (x) if such Facility is the Term F Facility, the Required Term F Lenders, (y) if such Facility is the Term B Facility, the Required Term B Lenders and (z) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; (g) no such amendment, waiver or consent shall amend Section 1.06 or the definition of “Alternative Currency” without the written consent of each Revolving Credit Lender; (h) (i) no such amendment, waiver or consent shall change any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(h)), without the written consent of each Lender and (ii) any amendment, waiver or consent that changes the definition of “Required Financial Covenant Lenders”, “Required Revolving Lenders”, “Required Term F Lenders”, or “Required Term B Lenders” shall only require the written consent of each Lender under the applicable Facility or Facilities; (i) no such amendment, waiver or consent shall release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (j) no such amendment, waiver or consent shall release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Restricted Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); (k) any amendment, waiver or consent that imposes any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder shall only require the written consent of (i) if such Facility is the Term F Facility, the Required Term F Lenders, (ii) if such Facility is the Term B Facility, the Required Term B Lenders, and (iii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; (l) any amendment, waiver or consent that changes the provisions of Section 7.11 (or any defined term used therein or in the definition of such defined terms) or Section 6.01(c) or waives an Event

- 172 - of Default with respect thereto, in each case, shall require only the written consent of the Required Financial Covenant Lenders; (m) no such amendment, waiver or consent shall subordinate the Obligations hereunder to any other Indebtedness or other obligation, or subordinate the Liens securing the Obligations to Liens securing any other Indebtedness or other obligation, without the written consent of each Lender; or (n) no such amendment, waiver or consent shall amend the definition of “Renewable Energy Investments” or “CoBank Equities” or the provisions relating thereto without the written consent of the Required Term F Lenders; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Sustainability Structuring Agent in addition to the Lenders required above, affect the rights or duties of the Sustainability Structuring Agent under this Agreement; (iv) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (v) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (vi) any Loan Document may be amended by the Borrower (or the applicable Loan Parties) and the Administrative Agent (without the consent of any Lender) in accordance with any provision in this Agreement that permits Incurrence of Indebtedness subject to the documentation governing such Indebtedness not containing provisions that are more favorable to the lenders or holders of such Indebtedness (or more restrictive to the Borrower or any Restricted Subsidiary) than the provisions hereunder unless the applicable Loan Document is amended to also provide the applicable Lenders the benefit of analogous provisions under the applicable Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended and the maturity date of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything herein to the contrary, Term B Loans may be assigned pursuant to Section 10.06(h) if (x) all holders of Term B Loans are offered a bona fide opportunity to participate in such assignment or repurchase on a pro rata basis and on identical terms, including as to consideration and (y) the consideration for such assignment or repurchase is cash and not, for the avoidance of doubt, indebtedness to be held by (or proceeds of indebtedness concurrently issued to) the Term B Lender whose Term B Loans are so assigned or repurchased. Notwithstanding any provision herein to the contrary, this Agreement may be amended pursuant to a Credit Extension Amendment to extend the Maturity Date of (x) the Revolving Credit Commitments of Revolving Credit Lenders that agree to such extension with respect to their Revolving Credit Commitments with the written consent of each such approving Revolving Credit Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Revolving Credit Facility with respect to the portion of the Revolving Credit Commitments with a Maturity Date so extended (any such Revolving Credit Commitments, “Extended Revolving Commitments”); (y) the Term B Facility with respect to Term B Lenders that agree to such extension with respect to their Term B Loans with the written consent of each such approving Term B Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Term B Facility with respect to the portion thereof with a Maturity Date so extended (any such extended Term B Loans, “Extended Term B Loans”); and (z) the Term F Facility with respect to Term F Lenders that agree to such extension with respect to their Term F

- 173 - Loans with the written consent of each such approving Term F Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Term F Facility with respect to the portion thereof with a Maturity Date so extended (any such extended Term F Loans, “Extended Term F Loans” and, together with any Extended Term B Loans, “Extended Term Loans”); provided that in each such case any such proposed extension of a Maturity Date with respect to a Facility shall have been offered to each Lender with Loans or Commitments under the applicable Facility proposed to be extended, and if the consents of such Lenders exceed the portion of Commitments and Loans the Borrower wishes to extend, such consents shall be accepted on a pro rata basis among the applicable consenting Lenders. This paragraph shall apply to any Incremental Term Loan in the same manner as it applies to the Term F Facility and the Term B Facility; provided that any such offer may, at the Borrower’s option, be made to the Lenders in respect of any tranche or tranches of Incremental Term Loans and/or any Term Facility without being made to any other tranche of Incremental Term Loans or any Term Facility, as the case may be. Without the consent of any Lender or L/C Issuer, the Loan Parties and the Administrative Agent may (in their respective sole discretion, or shall, to the extent required or contemplated by any Loan Document) enter into any amendment, modification, supplement or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, to include holders of Incremental Equivalent Debt or Ratio Debt that is permitted to be secured on a pari passu or junior lien basis to the Liens securing the Collateral (to the extent necessary or advisable under applicable local law) in the benefit of the Collateral Documents in connection with the incurrence of any such Incremental Equivalent Debt or Ratio Debt and to give effect to any intercreditor agreement associated therewith, or as required by local law to give effect to, or protect, any security interest for the benefit of the Secured Parties in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document. In addition, this Agreement and the other Loan Documents may be amended or supplemented by an agreement or agreements in writing entered into by the Administrative Agent and Borrower or any Loan Party as to which such agreement or agreements is to apply, without the need to obtain the consent of any Lender, to include “parallel debt” or similar provisions and any authorizations or granting of powers by the Lenders and the other Secured Parties in favor of the Administrative Agent, in each case required to create in favor of the Administrative Agent any security interest contemplated to be created under this Agreement, or to perfect any such security interest, where the Administrative Agent shall have been advised by its counsel that such provisions are necessary or advisable under local law for such purpose (with the Borrower hereby agreeing to, and to cause its subsidiaries to, enter into any such agreement or agreements upon reasonable request of the Administrative Agent promptly upon such request). Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. If a Sustainability Recalculation Transaction occurs, the Borrower shall, in good faith, recalculate the base- line year GHG Emissions and Water Use Intensity set forth in Schedule 2.18(a) for the Sustainability Performance Target as if the relevant Sustainability Recalculation Transaction had occurred on January 1, 2021, and deliver writ- ten notice of such recalculation to the Administrative Agent, which notice shall include reasonably detailed infor- mation supporting such recalculation (it being understood and agreed that (w) the Borrower shall not be required to make any such recalculation to the extent, and for so long as, the Borrower determines in good faith that it does not have sufficient information to do so, (x) such recalculation shall be made only with respect to assets owned and op- erated by the Borrower and its Subsidiaries, (y) any assets not included in such recalculation will not be included in measuring the Sustainability Performance Target for the GHG Emissions KPI Metric and Water Use Intensity KPI Metric in any future period and (z) the target percentage of cumulative reduction for the GHG Emissions KPI Metric and Water Use Intensity KPI Metric relative to the baseline for any year shall remain the same, but shall be meas- ured against such recalculated baseline). The recalculation described in the foregoing sentence shall supplement Schedule 2.18(a) upon receipt of the consents specified in the last sentence of this paragraph. If the Borrower (act- ing reasonably) determines that, as a result of events beyond its reasonable control (including any future government

- 174 - authority directions applicable to government-related entities in the United States of America or in other jurisdic- tions in which Borrower and its Subsidiaries operate, changes in law or regulations, actions by a public authority, fire, natural disaster and/or other events that disrupt business continuity), it is (x) prevented, hindered or delayed or (y) assisted in fulfilling its performance requirements in respect of any KPI Metric, then, in either case of clause (x) or (y), (1) the Borrower and the Administrative Agent shall negotiate in good faith (in consultation with the Sustain- ability Structuring Agent) to amend, supplement or otherwise modify Schedule 2.18(b), including to replace any KPI Metric included in Schedule 2.18(b) affected by such circumstances. Notwithstanding anything to the contrary, following the Amendment No. 1 Effective Date, (i) any modification to Section 2.18, Schedule 2.18(a), Schedule 2.18(b), Exhibit L and/or the related definitions (solely as used in such Section, Schedule or Exhibit) that does not have the effect of reducing the Applicable Rate for Revolving Credit Loans, the Commitment Fee rate or the Letter of Credit Fee to a level not otherwise permitted by Section 2.18 as in effect on the Amendment No. 1 Effective Date shall be subject to the consent of the Sustainability Structuring Agent, the Administrative Agent, the Borrower and Required Revolving Lenders and (ii) any modification of the provisions specified in the foregoing clause (i) that has the effect of reducing the Applicable Rate for Revolving Credit Loans, the Commitment Fee rate or the Letter of Credit Fee to a level not otherwise permitted by Section 2.18 as in effect on the Amendment No. 1 Effective Date shall be subject to the consents of the Sustainability Structuring Agent, the Administrative Agent, the Borrower and all Revolving Credit Lenders. 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party, the Administrative Agent, any L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent, the Swing Line Lender, each L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

- 175 - Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic messaging service, or through the Internet, except for direct or actual damages determined in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Agent Party’s gross negligence, willful misconduct, bad faith or the material breach of such party’s obligations under this Agreement or the other Loan Documents. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Committed Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or

- 176 - the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver. (a) Costs and Expenses. Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including (A) the reasonable fees, disbursements and other charges of one primary counsel for Bank of America and the Administrative Agent, of one firm of special and/or regulatory counsel retained by Bank of America or the Administrative Agent in each applicable specialty or regulatory area, and of one firm of local counsel retained by Bank of America or the Administrative Agent in each applicable jurisdiction and (B) reasonable due diligence expenses), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of (A) one primary counsel for the Administrative Agent and the Arrangers, taken together, (B) one primary counsel for the Lenders and the L/C Issuers, taken together, (C) one local counsel in each relevant jurisdiction, (D) to the extent reasonably necessary, one special or regulatory counsel in each relevant specialty, and (E) in the case of any actual or perceived conflict of interest with respect to any of the counsel identified in clauses (A) through (D) above, one additional counsel to each group of affected Persons similarly situated, taken as a whole (which in the case of clause (C) shall allow for up to one additional counsel in each relevant jurisdiction)), in connection with the enforcement or protection of its rights (1) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (2) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by Borrower. Borrower shall indemnify the Administrative Agent (and any sub- agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee; provided that such legal expenses shall be limited to the reasonable fees, disbursements and other charges of one primary counsel, one local counsel in each relevant jurisdiction, to the extent reasonably necessary, one specialty counsel for each relevant specialty and one additional counsel to each group of affected Persons similarly situated if one or more conflicts of interest, or perceived conflicts of interest, arise), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party)

- 177 - other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties or (B) a material breach of such Indemnitee’s or any of its Related Parties’ obligations hereunder or under any other Loan Document, or (y) result from a dispute solely among Indemnitees and not arising out of any act or omission of the Borrower or any of its Subsidiaries or Affiliates (other than any claim against an Indemnitee in its capacity or in fulfilling its role as an Arranger, the Administrative Agent, the Swing Line Lender or an L/C Issuer hereunder). Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), any L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), any L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(c). (d) Limitation of Liability. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against the Administrative Agent, any Arranger, any L/C Issuer, the Swing Line Lender nor any Lender, nor any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. To the fullest extent permitted by applicable law, no Loan Party shall have any liability under this Agreement or any Loan Document, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that this sentence shall not limit the any Loan Party’s indemnity or reimbursement obligation to the extent such special,

- 178 - indirect, consequential or punitive damages are included in any third party claim in connection with which a Lender- Related Person is otherwise entitled to indemnification thereunder. No Lender-Related Person shall be liable for any damages arising from the use by others of any information or other materials distributed to such party by such Lender-Related Person through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby, except for direct or actual damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Lender-Related Person’s gross negligence, willful misconduct, bad faith or the material breach of such party’s obligations under this Agreement or the other Loan Documents. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor. (f) Survival. The agreements in this Section and the indemnity provision of Section 10.02(e) shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of this Agreement and the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(e) (and, subject to Section 10.06(f), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. For the avoidance of doubt, no assignment or transfer by a Lender of any of its rights or obligations hereunder shall be deemed to be a novation. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts.

- 179 - (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, and $1,000,000, in the case of any assignment in respect of the Term F Facility or Term B Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Specified Default has occurred and is continuing at the time of such assignment, (2) such assignment is of a Term B Loan, Incremental Term B Loan or Permitted Refinancing Term Loan that is a term B loan to a Lender, an Affiliate of a Lender or an Approved Fund or (3) such assignment is of any Loan or Commitment (other than a Term B Loan, Incremental Term B Loan or Permitted Refinancing Term Loan that is a term B loan or Commitment in respect thereof), to a Lender under the Revolving Credit Facility or the Term F Facility, other than with respect to assignments of any Loan or Commitment under the Revolving Credit Facility, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender; provided that Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof; and provided, further, that Borrower’s consent shall not be required during the primary syndication of the Term B Facility; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Revolving Credit Commitment unless such assignment is by a Revolving Credit Lender to an Affiliate of such Lender or an Approved Fund of such Lender or (ii) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuers under the Revolving Credit Facility and the Swing Line Lender (each such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

- 180 - (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries (other than pursuant to clause (h) below), (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person) or (D) to any Disqualified Lender. (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub- participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Notwithstanding anything in the Loan Documents to the contrary, the entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (unless the Borrower otherwise consents, with respect to such Lender’s own Loans and Commitments only), at any reasonable time and from time to time upon reasonable prior notice (including, with respect to such Lender’s own Loans and Commitments only, via electronic means). (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the L/C Issuers or the Swing Line Lender, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit

- 181 - of a natural Person, a Defaulting Lender, a Disqualified Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits (and be subject to the obligations) of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that (A) such Participant agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) the Borrower shall not be obligated to make any greater payment under Section 3.01 or 3.04, with respect to any participation, than it would have been obligated to make in the absence of such participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Notwithstanding anything in the Loan Documents to the contrary, the entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Notwithstanding the preceding two paragraphs, any Participant that is a Farm Credit Lender that (i) has been designated as a voting Participant (a “Voting Participant”) in a notice (a “Voting Participant Notice”) sent by the relevant Lender (including any existing Voting Participant) to the Borrower or (ii) is specified as such by written notice to the Borrower on the Initial Funding Date, shall be entitled to vote as if such Voting Participant were a Lender on all matters subject to a vote by Lenders, and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced, on a dollar-for-dollar basis. Each Voting Participant Notice shall include, with respect to each Voting Participant, the information that would be included by a prospective Lender in an Assignment and Assumption. Notwithstanding the foregoing, each Term F Lender designated as a Voting Participant in Schedule 10.06(c) shall be a Voting Participant without delivery of a Voting Participation Notice and without the prior written consent of the Administrative Agent. In connection with any vote, the TLF Lead Arranger shall certify to the Administrative Agent in writing as to the vote of the Voting Participants, and the Administrative Agent shall be entitled to conclusively rely on information contained in Voting Participant Notices and all other notices delivered pursuant hereto. The voting rights of each Voting Participant are solely for the benefit of such Voting Participant.

- 182 - (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America or any other L/C Issuer assigns all of its Revolving Credit Commitment and all of its Revolving Credit Loans pursuant to Section 10.06(b), (i) such Person may, upon 30 days’ notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) Bank of America may, upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Revolving Credit Lenders (with respect to the Revolving Credit Facility), in each case who agree to serve in such capacity a successor L/C Issuer (which may be an existing L/C Issuer) or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America or the applicable L/C Issuer as an L/C Issuer or Swing Line Lender, as the case may be. If Bank of America or any other L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts or L/C Borrowings pursuant to Section 2.03(c) or Section 2.03(d)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer (with respect to such resigning L/C Issuer) and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) such successor L/C Issuer (or another of the L/C Issuers under such Facility, as may be arranged by the Borrower) shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America or such other resigning L/C Issuer to effectively assume the obligations of Bank of America or such other resigning L/C Issuer with respect to such Letters of Credit. The provisions of this clause (f) shall not limit the ability of the Borrower to appoint and remove L/C Issuers pursuant to Sections 2.03(m) and (n). (g) Disqualified Lenders. No assignment or, to the extent the DQ List has been posted on the Platform for all Lenders, participation shall be made or sold to any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment as otherwise contemplated by this Section 10.06, in which case such Person will not be considered a Disqualified Lender for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Lender after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Lender”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (i) If any assignment is made to any Disqualified Lender without the Borrower’s prior consent in violation of clause (i) above, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) terminate any Commitment of such Disqualified Lender and repay all obligations of the Borrower owing to such Disqualified Lender in connection with any such Revolving Credit Commitment, (B) in the case of outstanding Term Loans held by Disqualified Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (C) require such Disqualified Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in this Section 10.06), all of

- 183 - its interest, rights and obligations under this Agreement and related Loan Documents to an Eligible Assignee that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (i) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b), (ii) such assignment does not conflict with applicable Laws and (iii) in the case of clause (B), the Borrower shall not use the proceeds from any Loans to prepay Term Loans held by Disqualified Lenders. (ii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Loan Parties, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Disqualified Lender party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Lender does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganization in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iii) The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that portion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same. (h) Buybacks. Notwithstanding anything in this Agreement to the contrary, any Term B Lender may, at any time, assign all or a portion of its Term B Loans and/or Incremental Term B Loans and/or Permitted Refinancing Term Loans that are Term B Loans to the Borrower in accordance with the procedures set forth on Exhibit H, pursuant to an offer made available to all Lenders under the applicable Facility on a pro rata basis (a “Dutch Auction”) or on a non-pro rata basis through open-market purchases, in each case, subject to the following limitations: (i) immediately and automatically, without any further action on the part of the Borrower, any Lender, the Administrative Agent or any other Person, upon the effectiveness of any such assignment of Term Loans from a Lender to the Borrower, such Term Loans, and all rights and obligations as a Lender related thereto shall, for all purposes under this Agreement, the other Loan Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrower shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment; (ii) no proceeds of any Revolving Credit Loan or Swing Line Loan shall be used for any such assignment; (iii) no Event of Default shall have occurred and be continuing before or immediately after giving effect to such assignment; and

- 184 - (iv) the Borrower shall, as of the date of the launch of the Dutch Auction, if applicable, and on the date of any such assignment (including pursuant to an open market purchase), either (A) represent (the “MNPI Representation”) to the Administrative Agent and the applicable Lenders that it does not have any material nonpublic information (“MNPI”) with respect to any Loan Party or any of their respective Subsidiaries that (1) has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to the Borrower or any of its Subsidiaries) prior to such time and (2) in such Person’s good faith determination could reasonably be expected to have a material effect upon (x) a Lender’s decision to assign all or a portion of its applicable Term Loans to the Borrower or (y) the market price of the applicable Term Loans or (B) disclose to the applicable Lenders that it is not making such MNPI Representation. (i) Preservation of Collateral. The benefit of the Collateral and of the Collateral Documents of a transferor of part or all of the obligations expressed to be secured by the Collateral shall automatically transfer to any assignee or transferee (by way of novation or otherwise) of such obligations pursuant to the terms hereof. For the purpose of Article 1278 of the Luxembourg Civil Code (and, to the extent applicable, any similar provisions of foreign law), the Administrative Agent, the other Secured Parties and each of the Loan Parties hereby expressly reserve the preservation of the Collateral and of the Collateral Documents in case of assignment, novation, amendment or any other transfer or change of the obligations expressed to be secured by the Collateral (including, without limitation, an extension of the term or an increase of the amount of such obligations or the granting of additional credit) or of any change of any of the parties to this Agreement or any other Loan Document. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14 or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder (it being understood that the DQ List may be disclosed to any assignee, or prospective assignee, in reliance on this clause (f)), (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder, (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder or (iii) any credit insurance provider relating to the Borrower and its obligations, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section,(ii) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a non- confidential basis from a source other than a Loan Party or (iii) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section 10.07. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any L/C Issuer on a non-confidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be

- 185 - considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state securities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Integration; Effectiveness. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 10.11 Survival of Representations and Warranties, Etc. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the

- 186 - Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. The provisions of Article IX shall survive termination of this Agreement and the Aggregate Commitments, repayment of all Obligations hereunder, and resignation of the Administrative Agent. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, any L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET

- 187 - FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. 10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the

- 188 - one hand, and the Administrative Agent, the Arrangers, and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arrangers and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Borrower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.17 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. The Borrower and each of the Administrative Agent, the L/C Issuer, the Swing Line Lender, and each Lender (collectively, each a “Lender Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, any L/C Issuer nor Swing Line Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, L/C nor Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, any L/C Issuer’s or Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). The Borrower and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper

- 189 - original copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under the Beneficial Ownership Regulation and applicable “know your customer” and anti-money laundering rules and regulations, including the Act. 10.19 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 10.20 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law). 10.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or any L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability;

- 190 - (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.22 and Section 5.27, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (c) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.23 Most Favored Lender Provisions. If at any time this Agreement or any other Loan Document includes additional covenants or events of default or includes covenants or events of default (including related

- 191 - definitions) more favorable to any Lender, for the benefit of any Facility (but not all of the Facilities) (any or all of the foregoing, collectively, the “Most Favored Lender Provisions”), then (i) such Most Favored Lender Provisions shall immediately and automatically be deemed incorporated into this Agreement and the other Loan Documents as if set forth fully herein and therein, mutatis mutandis, for the benefit of the Term F Facility and the Revolving Credit Facility and no such incorporated provision may thereafter be waived, amended or modified except pursuant to the provisions of Section 10.01, and (ii) the Borrower shall promptly, and in any event within five (5) Business Days after the Borrower or any other Loan Party entering into any such Most Favored Lender Provisions, so advise the Administrative Agent in writing. Thereafter, upon the request of the Required Term F Lenders or the Required Revolving Lenders, the Borrower and the Guarantors shall enter into an amendment to this Agreement and, if applicable, the other Loan Documents evidencing the incorporation of such Most Favored Lender Provisions, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation described in clause (i) of the immediately preceding sentence. 10.24 Parallel Debt. (a) Notwithstanding any other provision of this Agreement, each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Loan Party to the Secured Parties under each of the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements and the Secured Hedge Agreements as and when that amount falls due for payment under the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements, as applicable, or would have fallen due but for (i) any discharge resulting from failure of another Secured Party to take appropriate steps, in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries), to preserve its entitlement to be paid that amount, or (ii) any modification of obligations of the Loan Parties (or, if applicable, other Restricted Subsidiaries) to the Secured Parties under the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements and the Secured Hedge Agreements resulting from an arrangement (if any) reached in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries). (b) The Administrative Agent shall have its own independent right to demand payment of the amounts payable by the Loan Parties under this Section 10.24, irrespective of (i) any discharge of the Loan Parties’ (or, if applicable, other Restricted Subsidiaries’) obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries), to preserve their entitlement to be paid those amounts, or (ii) any modification affecting the obligations of the Loan Parties (or, if applicable, other Restricted Subsidiaries) to the Secured Parties under the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements resulting from an arrangement (if any) reached in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries). (c) Any amount due and payable by the Loan Parties to the Administrative Agent under this Section 10.24 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements, as applicable, and any amount due and payable by the Loan Parties to the other Secured Parties under those provisions shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 10.24. (d) Any amount received by the Administrative Agent, as creditor, pursuant to this Section 10.24 shall be applied as set forth in Section 8.03. [Signature Pages Intentionally Omitted]

EXHIBIT B SOFR AMENDED CREDIT AGREEMENT [See attached]

EXHIBIT B Published CUSIP Number: 87133DAA6 Revolving Credit Facility CUSIP Number: 87133DAB4 Term B Facility CUSIP Number: 87133DAC2 Term F Facility CUSIP Number: 87133DAD0 CREDIT AGREEMENT dated as of September 13, 2021, among SYLVAMO CORPORATION, as the Borrower, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and The Other Lenders and L/C Issuers Party Hereto _______________________ BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., COBANK, ACB, BNP PARIBAS SECURITIES CORP., CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, PNC CAPITAL MARKETS LLC and SUMITOMO MITSUI BANKING CORPORATION, as Joint Lead Arrangers and Joint Bookrunners with respect to the Revolving Credit Facility and the Term B Facility COBANK, ACB, as Sole Lead Arranger and Bookrunner with respect to the Term F Facility JPMORGAN CHASE BANK, N.A., as Syndication Agent BNP PARIBAS, CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, PNC CAPITAL MARKETS LLC and SUMITOMO MITSUI BANKING CORPORATION, as Documentation Agents with respect to the Revolving Credit Facility and the Term B Facility FIRST HORIZON BANK and PINNACLE BANK, as Co-Managing Agents CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Sustainability Structuring Agent

TABLE OF CONTENTS Page - i - ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms ................................................................................................................................................. 1 1.02 Other Interpretive Provisions ........................................................................................................................ 68 1.03 Accounting Terms ......................................................................................................................................... 69 1.04 Rounding ....................................................................................................................................................... 71 1.05 Exchange Rates; Currency Equivalents ......................................................................................................... 71 1.06 Additional Alternative Currencies ................................................................................................................. 71 1.07 Change of Currency ...................................................................................................................................... 72 1.08 Times of Day ................................................................................................................................................. 72 1.09 Letter of Credit Amounts .............................................................................................................................. 72 1.10 Certain Calculations and Tests ...................................................................................................................... 72 1.11 Interest Rates ................................................................................................................................................. 72 1.12 Divisions ....................................................................................................................................................... 73 1.13 Luxembourgish Interpretive Provisions ........................................................................................................ 73 ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans ...................................................................................................................................................... 74 2.02 Borrowings, Conversions and Continuations of Loans ................................................................................. 74 2.03 Letters of Credit ............................................................................................................................................ 76 2.04 Swing Line Loans .......................................................................................................................................... 84 2.05 Prepayments .................................................................................................................................................. 86 2.06 Termination or Reduction of Commitments. ................................................................................................. 91 2.07 Repayment of Loans. ..................................................................................................................................... 92 2.08 Interest ........................................................................................................................................................... 93 2.09 Fees ............................................................................................................................................................... 93 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate ......................................... 94 2.11 Evidence of Debt ........................................................................................................................................... 95 2.12 Payments Generally; Administrative Agent’s Clawback .............................................................................. 95 2.13 Sharing of Payments by Lenders ................................................................................................................... 97 2.14 Increase in Commitments .............................................................................................................................. 98 2.15 Permitted Refinancing Amendment ............................................................................................................ 102 2.16 Cash Collateral ............................................................................................................................................ 103 2.17 Defaulting Lenders ...................................................................................................................................... 104 2.18 Sustainability Adjustments; Successor Sustainability Structuring Agent ................................................... 106 2.19 MIRE Event ................................................................................................................................................ 108 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes ........................................................................................................................................................... 108 3.02 Illegality ...................................................................................................................................................... 112 3.03 Inability to Determine Rates ........................................................................................................................ 112 3.04 Increased Costs ............................................................................................................................................ 115 3.05 Compensation for Losses ............................................................................................................................ 116 3.06 Mitigation Obligations; Replacement of Lenders........................................................................................ 117 3.07 Survival ....................................................................................................................................................... 117

TABLE OF CONTENTS (Continued) Page - ii - ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension ......................................................................................................... 117 4.02 Conditions to All Credit Extensions ............................................................................................................ 120 ARTICLE V REPRESENTATIONS AND WARRANTIES 5.01 Existence, Qualification and Power ............................................................................................................ 121 5.02 Authorization; No Contravention ................................................................................................................ 121 5.03 Governmental Authorization; Other Consents ............................................................................................ 121 5.04 Binding Effect ............................................................................................................................................. 121 5.05 Financial Statements; No Material Adverse Effect ..................................................................................... 121 5.06 Litigation ..................................................................................................................................................... 122 5.07 No Default ................................................................................................................................................... 122 5.08 Ownership of Property; Liens ..................................................................................................................... 122 5.09 Environmental ............................................................................................................................................. 122 5.10 Insurance ..................................................................................................................................................... 122 5.11 Taxes ........................................................................................................................................................... 123 5.12 ERISA Compliance ..................................................................................................................................... 123 5.13 Subsidiaries; Guarantors; Equity Interests .................................................................................................. 124 5.14 Margin Regulations; Investment Company Act; Use of Proceeds .............................................................. 124 5.15 Disclosure .................................................................................................................................................... 124 5.16 Compliance with Laws ................................................................................................................................ 124 5.17 Intellectual Property; Licenses, Etc ............................................................................................................. 125 5.18 Solvency ...................................................................................................................................................... 125 5.19 Casualty, Etc................................................................................................................................................ 125 5.20 Labor Matters .............................................................................................................................................. 125 5.21 Sanctions ..................................................................................................................................................... 125 5.22 Anti-Corruption Laws ................................................................................................................................. 125 5.23 Anti-Terrorism Laws ................................................................................................................................... 126 5.24 Collateral Documents .................................................................................................................................. 126 5.25 Affected Financial Institutions .................................................................................................................... 126 5.26 Beneficial Ownership Certificate ................................................................................................................ 126 5.27 Covered Entity............................................................................................................................................. 126 5.28 Spin-Off ....................................................................................................................................................... 126 5.29 COMI Regulation ........................................................................................................................................ 126 5.30 Luxembourg Representations ...................................................................................................................... 127 ARTICLE VI AFFIRMATIVE COVENANTS 6.01 Financial Statements ................................................................................................................................... 127 6.02 Certificates; Other Information ................................................................................................................... 128 6.03 Notices......................................................................................................................................................... 129 6.04 Payment of Obligations ............................................................................................................................... 130 6.05 Preservation of Existence, Etc ..................................................................................................................... 130 6.06 Maintenance of Properties ........................................................................................................................... 130 6.07 Maintenance of Insurance ........................................................................................................................... 130 6.08 Compliance with Laws and Material Contracts........................................................................................... 131 6.09 Books and Records ...................................................................................................................................... 131

TABLE OF CONTENTS (Continued) Page - iii - 6.10 Inspection Rights ......................................................................................................................................... 131 6.11 Use of Proceeds ........................................................................................................................................... 131 6.12 Collateral and Guarantee Requirement; Collateral Information .................................................................. 132 6.13 Compliance with Environmental Laws ....................................................................................................... 132 6.14 Further Assurances ...................................................................................................................................... 133 6.15 Designation as Senior Debt ......................................................................................................................... 133 6.16 Approvals and Authorizations ..................................................................................................................... 133 6.17 Anti-Corruption Laws and Laws Relating to Sanctions .............................................................................. 133 6.18 Designation of Unrestricted and Restricted Subsidiaries ............................................................................ 133 6.19 Maintenance of Ratings ............................................................................................................................... 134 6.20 CoBank Equity and Security; Renewable Energy Investments ................................................................... 134 6.21 Post-Closing Obligations ............................................................................................................................. 135 6.22 Specified Account ....................................................................................................................................... 135 ARTICLE VII NEGATIVE COVENANTS 7.01 Liens ............................................................................................................................................................ 135 7.02 Indebtedness ................................................................................................................................................ 135 7.03 [Reserved]. .................................................................................................................................................. 140 7.04 Fundamental Changes ................................................................................................................................. 140 7.05 Asset Sales .................................................................................................................................................. 141 7.06 Restricted Payments .................................................................................................................................... 144 7.07 Change in Nature of Business ..................................................................................................................... 148 7.08 Transactions with Affiliates ........................................................................................................................ 148 7.09 Burdensome Agreements ............................................................................................................................ 151 7.10 Use of Proceeds ........................................................................................................................................... 154 7.11 Financial Covenants .................................................................................................................................... 154 7.12 Amendments of Certain Documents ........................................................................................................... 154 7.13 Accounting Changes ................................................................................................................................... 154 7.14 Designation of Senior Debt ......................................................................................................................... 155 7.15 Sale and Leaseback Transactions ................................................................................................................ 155 7.16 Sanctions ..................................................................................................................................................... 155 7.17 Anti-Corruption Laws ................................................................................................................................. 155 ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default ......................................................................................................................................... 155 8.02 Remedies upon Event of Default ................................................................................................................. 158 8.03 Application of Funds ................................................................................................................................... 159 ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority ......................................................................................................................... 160 9.02 Rights as a Lender ....................................................................................................................................... 160 9.03 Exculpatory Provisions................................................................................................................................ 161 9.04 Reliance by Administrative Agent .............................................................................................................. 161 9.05 Delegation of Duties .................................................................................................................................... 162 9.06 Resignation of Administrative Agent .......................................................................................................... 162 9.07 Non-Reliance on Administrative Agent, the Arrangers and Other Lenders ................................................ 163

TABLE OF CONTENTS (Continued) Page - iv - 9.08 No Other Duties, Etc ................................................................................................................................... 164 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding ............................................................... 164 9.10 Collateral and Guaranty Matters ................................................................................................................. 165 9.11 Secured Bilateral L/C Obligations, Secured Cash Management Agreements and Secured Hedge Agreements .................................................................................................................................. 166 9.12 Lender ERISA Representation .................................................................................................................... 166 9.13 Recovery of Erroneous Payments ............................................................................................................... 167 ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc ........................................................................................................................................ 167 10.02 Notices; Effectiveness; Electronic Communications ................................................................................... 171 10.03 No Waiver; Cumulative Remedies; Enforcement ....................................................................................... 172 10.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver ................................................................. 173 10.05 Payments Set Aside ..................................................................................................................................... 175 10.06 Successors and Assigns ............................................................................................................................... 175 10.07 Treatment of Certain Information; Confidentiality ..................................................................................... 181 10.08 Right of Setoff ............................................................................................................................................. 181 10.09 Interest Rate Limitation ............................................................................................................................... 182 10.10 Integration; Effectiveness ............................................................................................................................ 182 10.11 Survival of Representations and Warranties, Etc ........................................................................................ 182 10.12 Severability ................................................................................................................................................. 182 10.13 Replacement of Lenders .............................................................................................................................. 183 10.14 Governing Law; Jurisdiction; Etc ................................................................................................................ 183 10.15 WAIVER OF JURY TRIAL ....................................................................................................................... 184 10.16 No Advisory or Fiduciary Responsibility .................................................................................................... 184 10.17 Electronic Execution; Electronic Records; Counterparts ............................................................................ 185 10.18 USA PATRIOT Act .................................................................................................................................... 185 10.19 ENTIRE AGREEMENT ............................................................................................................................. 186 10.20 Judgment Currency ..................................................................................................................................... 186 10.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions .............................................. 186 10.22 Acknowledgement Regarding Any Supported QFCs .................................................................................. 186 10.23 Most Favored Lender Provisions................................................................................................................. 187 10.24 Parallel Debt. ............................................................................................................................................... 188 SCHEDULES 1.01(a) Existing Letters of Credit 1.01(b) Letter of Credit Commitments 1.01(c) Agreed Guarantee and Security Principles 1.01(d) Initial Funding Date Foreign Security Documents 2.01 Commitments and Applicable Percentages 2.18(a) Sustainability KPI Baseline 2.18(b) Sustainability Performance Thresholds 4.01(a) Local Counsels to Deliver Legal Opinions 5.06 Disclosed Litigation 5.08 Mortgaged Property 5.09 Environmental Matters 5.11 Tax Matters

- v - 5.13(a) Subsidiaries; Loan Parties 5.13(b) Equity Interests 6.21 Post-Closing Obligations 7.01 Existing Liens 7.02 Existing Indebtedness 7.03 Existing Investments 7.08 Transactions with Affiliates 7.09 Burdensome Agreements 10.02 Administrative Agent’s Office, Certain Addresses for Notices 10.06(c) Voting Participants EXHIBITS A Form of Committed Loan Notice B Form of Swing Line Loan Notice C-1 Form of Revolving Credit Note C-2 Form of Term B Note C-3 Form of Term F Note D Form of Compliance Certificate E Form of Assignment and Assumption F-1 – F-4 Form of United States Tax Compliance Certificates G Form of Solvency Certificate H Dutch Auction Procedures I Form of Guaranty J Form of Perfection Certificate K Form of U.S. Security and Pledge Agreement L Form of Sustainability Pricing Certificate

CREDIT AGREEMENT This CREDIT AGREEMENT (“Agreement”) is entered into as of September 13, 2021, among SYLVAMO CORPORATION, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collective- ly, the “Lenders” and, individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other L/C Issuers from time to time party hereto. PRELIMINARY STATEMENTS: WHEREAS, International Paper Company, a New York corporation and the parent company of the Bor- rower (“IP”), and its Subsidiaries intend to complete a series of internal reorganization transactions (such transac- tions, collectively, the “Pre-Spin-Off Reorganization”), pursuant to which the Borrower will hold, directly or through its Restricted Subsidiaries, IP’s printing papers segment along with certain coated paperboard and pulp businesses in Latin America, Europe and North America (the “Spin-Off Business”); WHEREAS, the Borrower has requested that the Lenders provide the Term Facilities and the Revolving Credit Facility and will use the proceeds of the initial borrowings hereunder, together with the proceeds of the 2021 Notes, to fund the Special Payment and pay fees and expenses related to the Transactions; WHEREAS, no later than two Business Days after the initial borrowings hereunder and the payment of the Special Payment, IP will distribute to its stockholders approximately 80.1% of the outstanding shares of common stock of the Borrower (the “Spin-Off”), and the Borrower’s common stock will be traded on the New York Stock Exchange; and WHEREAS, the Lenders have indicated their willingness to lend and the L/C Issuers have indicated their willingness to issue letters of credit, in each case, on the terms and subject to the conditions and for the purposes set forth herein; NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the par- ties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “2021 Notes” means $450,000,000 aggregate principal amount of 7.000% senior unsecured notes due Sep- tember 1, 2029 of the Borrower “Accepting Lenders” has the meaning specified in Section 2.05(d). “Acquired Indebtedness” means, with respect to any specified Person: (1) Indebtedness of any other Person existing at the time such other Person is merged, amal- gamated or consolidated with or into or became a Restricted Subsidiary of such specified Person, whether or not such Indebtedness is Incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Subsidiary of such specified Person; and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Per- son. “Act” has the meaning specified in Section 10.18.

- 2 - “Additional Lender” means, as of any date of determination, any Person (other than an existing Lender) that qualifies as an Eligible Assignee and agrees to be a Lender under this Agreement in connection with any Incre- mental Increase. “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, and any branch, office or Affiliate of it, or any successor administrative agent. “Administrative Agent’s Office” means, with respect to any currency, the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02 with respect to such currency, or such other address or account with respect to such currency as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied from time to time by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution, or (b) any UK Financial Institu- tion. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Affiliate Transaction” has the meaning assigned to such term in Section 7.08(a). “Aggregate Commitments” means the Commitments of all the Lenders. “Aggregate Revolving Credit Commitments” means the Revolving Credit Commitments of all the Revolv- ing Credit Lenders, subject to adjustment pursuant to the provisions of this Agreement (including Sections 2.06 and 2.14). “Agreed Currency” means Dollars and any Alternative Currency. “Agreed Guarantee and Security Principles” means the agreed guarantee and security principles set forth on Schedule 1.01(c). “Agreement” means this Credit Agreement. “All-in Yield” means, as to any Loans of any Class, the effective yield on such loans, taking into account the applicable interest rate margins, any interest rate floors or similar devices, all recurring fees and other fees, in- cluding upfront or similar fees or original issue discount (amortized over the shorter of (x) the weighted average life to maturity of such loans and (y) the four years following the date of incurrence thereof) payable generally to Lend- ers making such loans, but excluding (i) any arrangement, structuring, commitment, ticking, underwriting or similar fees or other fees payable in connection therewith that are not generally shared with the Lenders thereunder and (ii) any customary consent fees paid generally to consenting Lenders. “Alternative Currency” means Euro and each other currency (other than Dollars) that is approved in ac- cordance with Section 1.06. “Alternative Currency Daily Rate” means, for any day, with respect to any Credit Extension denominated in any Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a daily rate), the daily rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a) plus the adjustment (if any) determined by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a); provided that, if any Alternative Currency Daily Rate shall be less than zero, such rate shall be deemed zero for pur- poses of this Agreement. Any change in an Alternative Currency Daily Rate shall be effective from and including the date of such change without further notice.

- 3 - “Alternative Currency Daily Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Daily Rate.” All Alternative Currency Daily Rate Loans must be denominated in an Al- ternative Currency. “Alternative Currency Equivalent” means, at any time, with respect to any amount denominated in Dollars, the equivalent amount thereof in the applicable Alternative Currency as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of such Alternative Currency with Dollars. “Alternative Currency Loan” means an Alternative Currency Daily Rate Loan or an Alternative Currency Term Rate Loan, as applicable. “Alternative Currency Sublimit” means, at any time, an amount equal to 50% of the aggregate amount of all Revolving Credit Commitments at such time. “Alternative Currency Term Rate” means, for any Interest Period, with respect to any Credit Extension: (a) denominated in Euro, the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”), as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) on the day that is two TARGET Days preceding the first day of such Interest Period with a term equivalent to such Interest Period; and (b) denominated in any other Alternative Currency (to the extent such Loans denominated in such currency will bear interest at a term rate), the term rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the relevant Lenders pursuant to Section 1.06(a) plus the adjustment (if any) determined by the Administra- tive Agent and the relevant Lenders pursuant to Section 1.06(a); provided that, if any Alternative Currency Term Rate shall be less than zero, such rate shall be deemed zero for pur- poses of this Agreement. “Alternative Currency Term Rate Loan” means a Loan that bears interest at a rate based on the definition of “Alternative Currency Term Rate.” All Alternative Currency Term Rate Loans must be denominated in an Alterna- tive Currency. “Amendment No. 1” means that certain Amendment No. 1 to the Credit Agreement, dated as of the Amendment No. 1 Effective Date, by and among the Borrower, the Sustainability Structuring Agent (solely for the purposes identified on its signature page thereto), the Administrative Agent, the Swing Line Lender, the L/C Issuers and the Lenders party thereto. “Amendment No. 1 Effective Date” means November 9, 2022. “Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, Brazilian Federal Law No. 12,846, of August 1, 2013 (as amended from time to time), and other similar anti-bribery or anti-corruption laws or regulations in other jurisdictions. “Anti-Terrorism Laws” means any laws, regulations, or orders of any Governmental Authority of the Unit- ed States, the United Nations, United Kingdom or European Union relating to terrorism financing or money launder- ing, including, but not limited to, the International Emergency Economic Powers Act (50 U.S.C. § 1701 et seq.), the Trading With the Enemy Act (50 U.S.C. § 5 et seq.), the International Security Development and Cooperation Act (22 U.S.C. § 2349aa-9 et seq.), the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, the Patriot Act, and any rules or regulations promulgated pursuant to or under the authority of any of the fore- going.

- 4 - “Applicable Authority” means with respect to any Alternative Currency, the applicable administrator for the Relevant Rate for such Alternative Currency or any Governmental Authority having jurisdiction over the Ad- ministrative Agent or such administrator. “Applicable First Testing Quarter” means (i) if the Initial Funding Date occurs within the first 45 days of a fiscal quarter, the fiscal quarter during which the Initial Funding Date occurs and (ii) if the Initial Funding Date oc- curs after the 45th day of a fiscal quarter, the fiscal quarter commencing after the fiscal quarter in which the Initial Funding Date occurs. “Applicable Percentage” means (a) in respect of the Term B Facility, with respect to any Term B Lender at any time, the percentage (carried out to the ninth decimal place) of the Term B Facility represented by (i) prior to the funding on the Initial Funding Date, such Term B Lender’s Term B Commitment at such time, subject to adjustment as provided in Section 2.17, and (ii) thereafter, the principal amount of such Term B Lender’s Term B Loans at such time, (b) in respect of the Term F Facility, with respect to any Term F Lender at any time, the percentage (carried out to the ninth decimal place) of the Term F Facility represented by (i) prior to the funding on the Initial Funding Date, such Term F Lender’s Term F Commitment at such time, subject to adjustment as provided in Section 2.17, and (ii) thereafter, the principal amount of such Term F Lender’s Term F Loans at such time, and (c) in respect of the Revolving Credit Facility, with respect to any Revolving Credit Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolv- ing Credit Commitment at such time, subject to adjustment as provided in Section 2.17. If the commitment of each Lender to make Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the applicable Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percent- age of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable. “Applicable Rate” means (a) [reserved] and (b) with respect to the Term F Facility, the Revolving Credit Facility and the Commitment Fee, (i) from the Initial Funding Date to the date on which the Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) for the first full fiscal quarter ending after the Initial Funding Date, the applicable percentage per annum set forth below in Pricing Level 2, and (ii) thereafter, the appli- cable percentage per annum set forth below determined by reference to the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b): Pricing Level Consolidated Lev- erage Ratio Term SOFR Revolving Credit Loans, Alterna- tive Currency Daily Rate Revolving Credit Loans, Alternative Currency Term Rate Revolving Credit Loans and Letter of Credit Fee Base Rate Revolving Credit Loans Term SOFR Term F Loans Base Rate Term F Loans Commitment Fee 1 ≥ 3.50:1.00 2.00% 1.00% 2.15% 1.15% 0.300% 2 < 3.50:1.00, but ≥ 2.75:1.00 1.75% 0.75% 1.90% 0.90% 0.275% 3 < 2.75:1.00 1.50% 0.50% 1.75% 0.75% 0.250% With respect to the Term F Facility, the Revolving Credit Facility and the Commitment Fee, any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effec- tive as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Term F Lenders and the Required Revolving Lenders, the ap-

- 5 - plicable Pricing Level 1 shall apply in respect of the Term F Facility and the Revolving Credit Facility, in each case as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. Notwith- standing anything to the contrary contained in this definition, the determination of the Applicable Rate for any peri- od shall be subject to the provisions of Section 2.10(b). With respect to the Revolving Credit Facility, the Applica- ble Rate shall be adjusted on an annual basis from time to time based upon the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, in each case, as calculated and applied as set forth in Section 2.18; provided that in no event shall any Applicable Rate be less than 0.00% per annum. “Applicable Revolving Credit Percentage” means with respect to any Revolving Credit Lender at any time, such Revolving Credit Lender’s Applicable Percentage in respect of the Revolving Credit Facility at such time. “Applicable Time” means, with respect to any borrowings and payments in any Alternative Currency, the local time in the place of settlement for such Alternative Currency as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect to the Revolving Credit Facility, (i) the L/C Issuers under such Facility and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders and (c) with respect to the Swing Line Sublimit, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Approved Jurisdiction” means each of the Grand Duchy of Luxembourg, Brazil and the Republic of Fin- land. In addition, the Kingdom of Belgium shall become an Approved Jurisdiction if, at the end of any fiscal quarter of the Borrower, the aggregate value of the consolidated total assets of the Borrower’s direct or indirect Restricted Subsidiaries that are organized in the Kingdom of Belgium (excluding Equity Interests in Subsidiaries), as set forth on the consolidated balance sheet of the Borrower for such fiscal quarter, exceeds $25,000,000. “Arrangers” means, collectively, each of the RCF/TLB Arrangers and the TLF Lead Arranger. “Asset Sale” means: (1) the sale, conveyance, transfer or other disposition (whether in a single transaction or a se- ries of related transactions) of property or assets (including by way of a Sale and Leaseback Transaction) of the Borrower or any Restricted Subsidiary; or (2) the issuance or sale of Equity Interests (other than Preferred Stock of Restricted Subsidi- aries issued in compliance with Section 7.02 and directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) of any Re- stricted Subsidiary (other than to the Borrower or another Restricted Subsidiary) (whether in a single trans- action or a series of related transactions) (each of the foregoing referred to in this definition as a “disposition”; “dispose” has a meaning correlative thereto). For the avoidance of doubt, the unwinding of Swap Contracts or Permitted Bond Hedge Transactions shall not be deemed to constitute an Asset Sale. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eli- gible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.

- 6 - “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accord- ance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease. “Audited Financial Statements” means the audited combined balance sheet of the Borrower as of December 31, 2020, and the related combined statements of operations, comprehensive income (loss), cash flows and changes in equity for the fiscal year then ended, including the related notes thereto. “Availability Period” means in respect to each Class of the Revolving Credit Facility, the period from and including the Initial Funding Date to the earliest of (i) the Maturity Date for the Revolving Credit Facility of such Class, (ii) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.06, and (iii) the date of termination of the commitment of each Revolving Credit Lender to make Revolving Credit Loans and of the obligation of the applicable L/C Issuers to make L/C Credit Extensions pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolu- tion Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Di- rective 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail- In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relat- ing to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. and its successors. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1% (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”, and (c) the Term SOFR (calculated in accordance with clause (b) of the definition of “Term SOFR”) plus 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a refer- ence point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03 hereof, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Revolving Credit Loan, a Swing Line Loan, a Term B Loan or a Term F Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Bilateral L/C Provider” means BNP Paribas, solely with respect to the Existing Bilateral Letter of Credit.

- 7 - “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Board of Directors” means as to any Person, the board of directors or managers, sole member or managing member, or other governing body, as applicable, of such Person (or, if such Person is owned or managed by a single entity, the board of directors or managers, sole member or managing member or other governing body of such enti- ty) or any duly authorized committee thereof. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02. “Borrowing” means a Revolving Credit Borrowing, a Swing Line Borrowing, a Term Borrowing, as the context may require. “Brazil Payment Agreement” means the Brazil Payment Agreement among certain Subsidiaries of the Bor- rower and certain Subsidiaries of IP with respect to required payments in the event of any sale of Brazilian forest lands by the Borrower or any of its Affiliates as described in the Form 10. “Brazil Receivables Factoring Program” means Qualified Receivables Factoring related to Receivables As- sets of one or more Restricted Subsidiaries organized under the Laws of Brazil; provided that the aggregate amount of Indebtedness (other than Standard Securitization Undertakings) outstanding at any time thereunder shall not ex- ceed the greater of (x) 100,000,000 Brazilian Real and (y) 1.0% of Total Assets. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office with respect to Obligations denominated in Dollars is located and: (a) if such day relates to any interest rate settings as to an Alternative Currency Loan denom- inated in Euro, any fundings, disbursements, settlements and payments in Euro in respect of any such Al- ternative Currency Loan, or any other dealings in Euro to be carried out pursuant to this Agreement in re- spect of any such Alternative Currency Loan, means a TARGET Day; (b) if such day relates to any interest rate settings as to an Alternative Currency Loan denom- inated in a currency other than Euro, means any such day on which dealings in deposits in the relevant cur- rency are conducted by and between banks in the applicable offshore interbank market for such currency; and (c) if such day relates to any fundings, disbursements, settlements and payments in a curren- cy other than Dollars or Euro in respect of an Alternative Currency Loan denominated in a currency other than Dollars or Euro, or any other dealings in any currency other than Dollars or Euro to be carried out pur- suant to this Agreement in respect of any such Alternative Currency Loan (other than any interest rate set- tings), means any such day on which banks are open for foreign exchange business in the principal finan- cial center of the country of such currency. “Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset that, in conformity with GAAP, is required to be capital- ized and reflected in the property, plant and equipment or similar fixed asset accounts in the consolidated balance sheet of such Person and its Subsidiaries (and excluding, for the avoidance of doubt, normal replacements and maintenance which are properly charged under GAAP to current operations). “Capitalized Leases” means, at the time any determination thereof is to be made, the amount of the liability in respect of a finance or capital lease (and, for the avoidance of doubt, not a straight-line operating lease) that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the foot- notes thereto) in accordance with GAAP.

- 8 - “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the bene- fit of one or more of the L/C Issuers or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Obligations, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the Administrative Agent, the applicable L/C Issuer or Swing Line Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the respective L/C Issuer or the Swing Line Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the fore- going and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Restricted Subsidiaries: (1) U.S. Dollars, Canadian dollars, Japanese yen, Sterling, Euro or the national currency of any participating member state of the European Union (as it is constituted on the Signing Date), Australian dollars and, with respect to any Foreign Subsidiaries, other currencies held by such Foreign Subsidiary in the ordinary course of business; (2) securities issued or directly guaranteed or insured by the government of the United States or any country that is a member of the European Union (as it is constituted on the Signing Date) or any agency or instrumentality thereof in each case with maturities not exceeding two years from the date of ac- quisition; (3) money market deposits, certificates of deposit, time deposits and eurodollar time deposits with maturities of two years or less from the date of acquisition, bankers’ acceptances, in each case with maturities not exceeding two years, and overnight bank deposits, in each case with any lender under the Credit Agreement or any other commercial bank having capital and surplus in excess of $250.0 million in the case of domestic banks or $100.0 million (or the dollar equivalent thereof) in the case of foreign banks; (4) repurchase obligations for underlying securities of the types described in clauses (2) and (3) above and clause (6) below entered into with any financial institution meeting the qualifications speci- fied in clause (3) above or securities dealers of recognized national standing; (5) commercial paper or variable or fixed rate notes issued by a corporation or other Person (other than an Affiliate of the Borrower) rated at least “P-2” or “A-2” or the equivalent thereof by either Moody’s or S&P (or reasonably equivalent ratings of another internationally recognized ratings agency) and in each case maturing within two years after the date of acquisition, and commercial paper or variable or fixed rate notes issued by or guaranteed by any Lender or any bank holding company owning any such Lender; (6) readily marketable direct obligations issued by any state, commonwealth or territory of the United States of America or any political subdivision or taxing authority thereof having an Investment Grade Rating from either Moody’s or S&P (or reasonably equivalent ratings of another internationally rec- ognized ratings agency) in each case with maturities not exceeding two years from the date of acquisition; (7) Indebtedness issued by Persons with a rating of “A” or higher from S&P or “A-2” or higher from Moody’s (or reasonably equivalent ratings of another internationally recognized ratings agen- cy) in each case with maturities not exceeding two years from the date of acquisition, and securities of marketable short-term money market and similar highly liquid funds having assets in excess of $250.0 mil- lion; (8) investment funds investing at least 95.0% of their assets in investments of the types de- scribed in clauses (1) through (7) above and (9) and (10) below; (9) Investments with average maturities of 36 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent

- 9 - thereof) or better by Moody’s (or reasonably equivalent ratings of another internationally recognized rat- ings agency); and (10) in the case of investments by any Foreign Subsidiary or investments made in a country outside the United States of America, other investments of comparable tenor and credit quality to those de- scribed in the foregoing clauses (1) through (9) customarily utilized in the countries where such Foreign Subsidiary is located or in which such investment is made. Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (1) above; provided that such amounts are converted into any currency listed in clause (1) as promptly as practicable and in any event within 10 Business Days following the re- ceipt of such amounts. “Cash Management Agreement” means any agreement or arrangement to provide cash management or treasury management services, including depository, overdraft, credit, purchasing or debit card, cash sweeps, ACH, zero balance, interstate depository network, electronic funds transfer and other cash management arrangements. “Cash Management Bank” means any Person that either (a) is a party to or provider of any Cash Manage- ment Agreement with the Borrower or any of its Subsidiaries at the time it (or its Affiliate) becomes a Lender (in- cluding on the Initial Funding Date) or (b) at the time it enters into or provides a Cash Management Agreement, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, in either case in its ca- pacity as a party to such Cash Management Agreement. “CFC” means a Person that is a controlled foreign corporation under Section 957(a) of the Code. “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Gov- ernmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connec- tion therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settle- ments, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Change of Control” means: (x) prior to the Spin-Off Date, the Borrower ceases to be a Wholly-Owned Subsidiary of IP; and (y) after the Spin-Off Date, any of the following: (a) an event or series of events by which any “person” or “group” becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indi- rectly, of Voting Stock representing 35% or more of the voting power of all Voting Stock of the Borrower; or (b) (i) the direct or indirect sale, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Borrower and the Restricted Subsidiar- ies, taken as a whole, to any “person” or “group” or (ii) the merger, amalgamation or consolidation of the Borrower with another Person; provided that a transaction where the holders of all classes of Voting Stock of the Borrower immediately prior to such transaction own, directly or indirectly, Voting Stock represent- ing more than 50% of the voting power of all the Voting Stock of the transferee person or group (in the case of clause (i)) or the Person surviving such merger, amalgamation or consolidation (in the case of

- 10 - clause (ii)), immediately after such transaction shall not be a Change of Control pursuant to this clause (b); or (c) a “change of control” or any comparable term under, and as defined in, the indenture governing the 2021 Notes or any agreement governing any other Material Indebtedness. As used in this definition, the terms “person” and “group” shall have the meanings as used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its Subsid- iaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan. Notwithstanding the foregoing: (A) the transfer of assets between or among the Restricted Subsidiaries and the Bor- rower shall not itself constitute a Change of Control; and (B) a “person” or “group” shall not be deemed to have beneficial ownership of securities subject to a stock purchase agreement, merger agreement or similar agreement (or voting or option agreement related thereto) until the consummation of the transactions contemplated by such agree- ment so long as such person or group does not have the right to control the voting of such securities prior to the con- summation of such transactions. “Class” means (i) with respect to any Commitment, its character as a Revolving Credit Commitment, Ex- tended Revolving Commitment, Permitted Refinancing Revolving Credit Commitments, Term B Commitment, Term F Commitment, commitment in respect of Extended Term Loans or commitment in respect of Permitted Refi- nancing Term Loans (whether established by way of new Commitments or by way of conversion or extension of existing Commitments or Loans) designated as a “Class” in a Credit Extension Amendment and (ii) with respect to any Loan or Borrowing, whether such Loans or the Loans comprising such Borrowing, are made pursuant to the Revolving Credit Commitments or Extended Revolving Commitments, Term B Loan, Term F Loan, Extended Term Loan, Incremental Term Loan or a Permitted Refinancing Term Loan (whether made pursuant to new Commitments or by way of conversion or extension of existing Loans) designated as a “Class” in an Credit Extension Amendment; provided that notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the borrowing and repayment of Revolving Credit Loans shall be made on a pro rata basis across all Classes of Re- volving Credit Commitments (except to the extent that any applicable Credit Extension Amendment pursuant to Section 2.15 or 10.01 provides that the Class of Revolving Credit Facility Loans established thereunder shall be enti- tled to less than pro rata repayments), and any termination of Revolving Credit Commitments shall be made on a pro rata basis across all Classes of Revolving Credit Commitments (except to the extent that any applicable Credit Ex- tension Amendment pursuant to Section 2.15 or 10.01 provides that the Class of Revolving Credit Commitments established thereunder shall be entitled to less than pro rata treatment). Commitments or Loans that have different maturity dates, pricing (other than upfront fees and other similar fees) or other terms shall be designated separate Classes. There shall be a maximum of three Classes of Revolving Credit Commitments. “CME” means CME Group Benchmark Administration Limited. “CoBank” means CoBank, ACB, a federally chartered instrumentality of the United States. “CoBank Equities” is defined in Section 6.20(a). “Code” means the Internal Revenue Code of 1986. “Collateral” means all of the “Collateral” or other similar term referred to in the Collateral Documents and all of the other property that is or is intended under the terms of the Collateral Documents to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties or, where applicable under foreign law, in favor of the Secured Parties. Notwithstanding anything in the Loan Documents to the contrary, the term “Collateral” shall not include any Excluded Assets. “Collateral and Guarantee Requirement” means, at any relevant time of determination, subject to (x) in the case of Foreign Obligors, the Agreed Guarantee and Security Principles and (y) with respect to the matters specified therein, Schedule 6.21, any or all of the following (as applicable):

- 11 - (a) each Domestic Subsidiary and each Foreign Subsidiary that is organized in an Approved Jurisdiction (other than Excluded Subsidiaries) shall have executed and delivered to the Administrative Agent a Guaranty; (b) (i) each Loan Party shall have executed and delivered to the Administrative Agent a U.S. Pledge and Security Agreement and/or other applicable Collateral Documents and (ii) the Obligations shall have been secured by a valid Lien on (A) in the case of Loan Parties that are Domestic Subsidiaries, all or substantially all of the assets of such Loan Parties (other than to the extent constituting Excluded Assets), (B) in the case of Foreign Obligors, such assets as are required to be pledged in accordance with the Agreed Guarantee and Security Principles and (C) Equity Interests owned by the Loan Parties (other than to the ex- tent constituting Excluded Assets or, in the case of Equity Interests owned by a Foreign Obligor to the ex- tent excluded pursuant to the Agreed Guarantee and Security Principles); (c) to the extent required to be delivered pursuant to the terms of the applicable Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Loan Parties, to- gether with allonges or assignments as may be necessary or appropriate to perfect the Administrative Agent’s and the Secured Parties’ security interest in such Collateral; (d) with respect to each Mortgaged Property, the applicable Loan Party shall have executed and delivered to the Administrative Agent: (i) a Mortgage encumbering such Mortgaged Property in favor of the Administra- tive Agent, for the benefit of the Secured Parties, duly executed and acknowledged by the applica- ble Loan Party and otherwise in form for recording in the local recording office where such Mort- gaged Property is located, together with such certificates, affidavits, questionnaires or returns as may be necessary or advisable in connection with the recording or filing thereof to create a mort- gage or deed of trust lien under the laws of the applicable jurisdiction on the Mortgaged Property and fixtures located thereon; (ii) a policy of title insurance (or marked-up title insurance commitment having the effect of a policy of title insurance) (a “Title Policy”) insuring the Lien of such Mortgage as a val- id first mortgage or deed of trust Lien on the Mortgaged Property and in an amount not less than the Fair Market Value of such Mortgaged Property as reasonably determined by the Borrower, which Title Policy shall be issued by a nationally-recognized title insurance company selected by the applicable Loan Party (the “Title Company”) and include such endorsements that are available in the applicable jurisdiction as may reasonably be requested by the Administrative Agent and contain no other exceptions to title other than Permitted Liens; (iii) opinions, addressed to the Administrative Agent and the Secured Parties, of lo- cal counsel to the Loan Parties in each jurisdiction (i) where a Mortgaged Property is located re- garding the enforceability of each such Mortgage and customary related matters and (ii) where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, regarding the due execution and delivery of each such Mortgage, each in form and substance reasonably ac- ceptable to the Administrative Agent; (iv) a survey of such Mortgaged Property that is (A) (w) prepared by a surveyor or engineer licensed to perform surveys in the jurisdiction where such Mortgaged Property is located, (x) certified to the Administrative Agent and the Title Company, (y) compliant with the minimum requirements of the American Land Title Association as such requirements are in effect on the date of preparation thereof and (z) sufficient for the Title Company to remove the standard survey exception from the applicable Title Policy and to provide reasonable and customary survey-related endorsements thereto (if available) or (B) otherwise acceptable to the Administrative Agent (a “Survey”); provided, however, that a Survey shall not be required to the extent that (x) an existing survey together with an “affidavit of no change” satisfactory to the Title Company is delivered to the Administrative Agent and the Title Company and (y) the Title Company removes the standard survey exception from the applicable Title Policy and provides reasonable and customary survey-

- 12 - related endorsements thereto (if available); provided, further, that the Administrative Agent may waive the delivery of a Survey (and any other requirements set forth herein that the applicable Loan Party is unable to execute and deliver to the Administrative Agent as a result of such waiver) for that certain Mortgaged Property located in Eastover, South Carolina if the delivery of a Survey would be commercially impracticable; and (v) a completed “life-of-loan” Federal Emergency Management Agency standard flood hazard determination and, if such Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area, a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and the applicable Loan Party relating thereto together with a copy of an insurance poli- cy or a certificate of insurance and a declaration page relating thereto showing coverage for flood insurance in an amount sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws, each of which shall (A) be endorsed or otherwise amended to include a “standard” or “New York” lender's loss payable or mortgagee endorsement (as appli- cable), (B) name the Administrative Agent, on behalf of the Secured Parties, as lenders’ loss pay- ee/mortgagee, (C) identify the address of each property located in a special flood hazard area, the applicable flood zone designation and the flood insurance coverage and deductible relating thereto and (D) be otherwise in form and substance reasonably satisfactory to the Administrative Agent. (e) all (i) certificates (including certificates representing Equity Interests and powers in blank with respect thereto, subject to clause (b) of this definition), agreements, documents and instruments and other actions, including UCC financing statements, required by the Collateral Documents or reasonably re- quested by the Administrative Agent to be filed, delivered, registered, recorded or taken to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by the Collateral Documents or reasonably requested by the Administrative Agent, and with the priority required by, the Collateral Documents shall have been filed, registered or recorded or delivered to the Administra- tive Agent for filing, registration or recording and (ii) any Taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents shall have been paid; and (f) in the case of any of the foregoing executed and delivered after the Initial Funding Date, to the extent reasonably requested by the Administrative Agent, the Administrative Agent shall have re- ceived documents, Organization Documents, certificates, resolutions and opinions of the type referred to in Section 4.01(a)(iii), (iv) and (v) with respect to each such Person and its Guarantee and/or provision and perfection of Collateral; provided that (x) the Collateral shall not include any Excluded Assets or any assets of Foreign Obligors that are not required to be pledged in accordance with the Agreed Guarantee and Security Principles and (y) the Collateral and Guarantee Requirement shall not require (i) deposit or security account control agreements or control, lockbox or similar arrangements, unless otherwise provided by the Agreed Guarantee and Security Principles; (ii) any notices to be sent to account debtors or other contractual third parties (other than during the continuance of an Event of De- fault), unless otherwise provided by the Agreed Guarantee and Security Principles; (iii) any landlord or bailee waiv- ers; (iv) certificated Equity Interests in pledged Foreign Subsidiaries (unless such Equity Interests are pledged under a Foreign Security Document) to be delivered for possession if the Administrative Agent and the Borrower reasona- bly determine that the cost of such delivery for possession exceeds the practical benefit to the Lenders afforded thereby, unless required by the Agreed Guarantee and Security Principles or (v) in the case of assets of any Foreign Subsidiary, or Equity Interests issued by any Foreign Subsidiary, such other action as are expressly specified as not required to be taken in the Agreed Guarantee and Security Principles (any perfection actions not required to be taken pursuant to clause (y) of this proviso shall be referred to as “Excluded Perfection Actions”). The Administrative Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Initial Funding Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the Initial Funding Date).

- 13 - “Collateral Documents” means, collectively, the U.S. Security and Pledge Agreement, the Foreign Security Documents, the Intellectual Property Security Agreements, the Mortgages, the Specified Account Agreement, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties to se- cure the Obligations. “Commercial Letter of Credit” means a letter of credit qualifying as a “commercial letter of credit” under 12 C.F.R. Part 3, Appendix A, Section 3(b)(3)(i) or any successor U.S. Comptroller of the Currency regulation. “Commitment” means a Term B Commitment, a Term F Commitment or a Revolving Credit Commitment (including a Letter of Credit Commitment), as the context may require. “Commitment Fee” has the meaning specified in Section 2.09(a). “Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Term SOFR Loans or Alternative Curren- cy Term Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, ap- proval, consent, information, notice, certificate, request, statement, disclosure or authorization related to any Loan Document. “Competitor” means any Person that is a bona fide direct competitor of the Borrower or any of its Subsidi- aries in the same industry or a substantially similar industry. “Compliance Certificate” means a certificate substantially in the form of Exhibit D. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR, Term SOFR or any proposed Successor Rate for an Agreed Currency, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (includ- ing, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantial- ly consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate for such Agreed Currency exists, in such other manner of administration as the Administrative Agent determines is reasona- bly necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net in- come (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, with respect to any Person for any period, Consolidated Net Income of such Person and its Restricted Subsidiaries for such period plus, without duplication and to the extent deducted (or, in the case of clauses (7) and (9) below, not included) in calculating such Consolidated Net Income for such period, the sum of:

- 14 - (1) provisions for taxes based on income (or similar taxes in lieu of income taxes), profits, capital (or equivalents), including federal, foreign, state, or local, franchise, excise and similar taxes and foreign withholding taxes of such Person paid or accrued during such period including taxes reimbursed to IP pursuant to the Tax Matters Agreement; (2) Consolidated Interest Expense and, to the extent not reflected in such Consolidated Inter- est Expense, any net losses on hedging obligations or other derivative instruments entered into for the pur- pose of hedging interest rate risk (or minus any net gains thereon to the extent included in calculating such Consolidated Net Income for such period), amortization or write-off of debt discount and debt issuance costs and commissions, premiums, discounts and other fees and charges associated with Indebtedness (in- cluding Consolidated Interest Expense of, and purchase discount fees in respect of, any Receivables Fi- nancing incurred by such Person and its Restricted Subsidiaries for that period); (3) depreciation and amortization expense and impairment charges (including deferred fi- nancing fees, capitalized software expenditures, intangibles (including goodwill), organization costs and amortization of unrecognized prior service costs and actuarial gains and losses related to pensions and other post-employment benefits); (4) any extraordinary, unusual or non-recurring expenses or losses (including fees, expenses and charges (and amortization thereof) associated with the Transactions), losses on sales of accounts re- ceivable pursuant to a Receivables Financing, and restructuring and integration costs (whether or not classi- fied as restructuring costs, charges or expenses on the consolidated financial statements of the Borrower) or reserves, including any severance costs, costs associated with office and facility openings, closings and consolidations, relocation costs and other non-recurring business optimization expenses; (5) any other non-cash charges, expenses or losses (except to the extent such charges, ex- penses or losses represent an accrual of or reserve for cash expenses in any future period or an amortization of a prepaid cash expense paid in a prior period); (6) transaction costs, fees, losses and expenses (in each case whether or not any transaction is actually consummated) (including any other transactions in connection therewith and any reorganization expenses, those relating to the transactions contemplated hereby, and those payable in connection with the sale of Equity Interests, the incurrence of Indebtedness permitted by Section 7.02, transactions permitted by Section 7.04, Asset Sales permitted by Section 7.05 or any Investment permitted by Section 7.06); (7) the amount of cost savings and other operating improvements and synergies projected by the Borrower in good faith to be realized as a result of any acquisition or Asset Sale (including the termina- tion or discontinuance of activities constituting such business) of business entities or properties or assets, constituting a division or line of business of any business entity, division or line of business that is the sub- ject of any such acquisition or Asset Sale, or from any operational change taken or committed to be taken during such period (in each case calculated on a Pro Forma Basis as though such cost savings and other op- erating improvements and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions to the extent already included in the Consoli- dated Net Income for such period; provided that such cost savings, operating improvements and synergies are reasonably anticipated to result from any action taken or expected to be taken within 18 months follow- ing such acquisition, disposition or operational change; provided, further, that the aggregate amount of ad- justments in respect of synergies, cost savings and other operating improvements, when aggregated with the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operating improvements pursuant to the proviso to this definition, shall not exceed 15% of Consolidated EBITDA for such period prior to giving effect to such synergies, cost savings and other operating improvements for such period; (8) cash expenses relating to earnouts and similar obligations; (9) to the extent not otherwise included in Consolidated Net Income, proceeds of business in- terruption insurance in an amount representing the earnings for the applicable period that such proceeds are

- 15 - intended to replace (whether or not received so long as the Borrower in good faith expects to receive the same within one year from the date of the underlying loss (it being understood that (x) to the extent not ac- tually received within such year, such proceeds shall be deducted in calculating Consolidated EBITDA for the applicable period and (y) to the extent received in a subsequent period, such amount shall not be added in calculating Consolidated EBITDA in such subsequent period)); and (10) any extraordinary, unusual or nonrecurring, exceptional, special or infrequent gain, loss or charge (including fees, expenses and charges (or any amortization thereof) associated with the Transac- tions (other than for the avoidance of doubt interest incurred on Indebtedness Incurred pursuant to the Transactions) or any acquisition, merger or consolidation, whether or not completed), any severance (which, for the avoidance of doubt, shall include retention, integration or excess pension or other excess charges), relocation, consolidation, closing, integration, facilities opening, business optimization, transition or restructuring costs, charges or expenses (whether or not classified as restructuring costs, charges or ex- penses on the consolidated financial statements of the Borrower), any signing, retention or completion bo- nuses, and any costs associated with curtailments or modifications to pension and post-retirement employee benefit plans, (11) the amount of any loss attributable to non-controlling interests; minus, to the extent reflected as income or a gain in the statement of such Consolidated Net Income for such period, the sum of: (a) any extraordinary, unusual or non-recurring income or gains; and (b) any other non-cash income or gains (other than the accrual of revenue in the or- dinary course), but excluding any such items (i) in respect of which cash was received in a prior period or will be received in a future period or (ii) which represent the reversal in such period of any accrual of, or reserve for, anticipated cash charges in any prior period where such accrual or reserve is no longer required, all as determined on a consolidated basis; provided that for purposes of calculating Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for any period, (A) the Consolidated EBITDA of any Person or properties constituting a division or line of business of any business entity, division or line of business, in each case, acquired by the Borrower or any of the Restricted Sub- sidiaries during such period and including any synergies, cost savings and other operating improvements to the ex- tent reasonably anticipated to result from any action taken or expected to be taken within 18 months following such acquisition, disposition or operational change, or of any Subsidiary designated as a Restricted Subsidiary during such period, shall be included on a Pro Forma Basis for such period (but assuming the consummation of such acqui- sition or such designation, as the case may be, occurred on the first day of such period) (provided that the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operating improvements, when ag- gregated with the aggregate amount of adjustments in respect of pro forma synergies, cost savings and other operat- ing improvements pursuant to clause (7) above, shall not exceed 15% of Consolidated EBITDA for such period pri- or to giving effect to such pro forma synergies, cost savings and other operating improvements for such period) and (B) the Consolidated EBITDA of any Person or properties constituting a division or line of business of any business entity, division or line of business, in each case, disposed of by the Borrower or any of the Restricted Subsidiaries during such period, or of any Subsidiary designated as an Unrestricted Subsidiary during such period, shall be ex- cluded for such period (assuming the consummation of such Asset Sale or such designation, as the case may be, occurred on the first day of such period). Unless otherwise qualified, all references to “Consolidated EBITDA” in this Agreement shall refer to Con- solidated EBITDA of the Borrower. “Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidat- ed EBITDA to (b) Consolidated Interest Expense, in each case, of the Borrower and its Restricted Subsidiaries on a consolidated basis for the most recently completed Measurement Period.

- 16 - “Consolidated Interest Expense” means, of any Person for any period, (a) total cash interest expense (in- cluding that attributable to Capitalized Leases) of such Person and its Restricted Subsidiaries for such period with respect to all outstanding Indebtedness of such Person and its Restricted Subsidiaries, minus (b) the sum of (i) total cash interest income of such Person and its Restricted Subsidiaries for such period (excluding any interest income earned on receivables due from clients), in each case determined in accordance with GAAP plus (ii) any one-time financing fees (to the extent included in such Person’s consolidated interest expense for such period), including, with respect to the Borrower, those paid in connection with the initial issuance or any amendment of any Indebted- ness. Unless otherwise qualified, all references to “Consolidated Interest Expense” in this Agreement shall refer to Consolidated Interest Expense of the Borrower. “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period. “Consolidated Net Income” means, of any Person for any period, the consolidated net income (or loss) at- tributable to such Person and its Restricted Subsidiaries for such period, determined on a consolidated basis in ac- cordance with GAAP; provided that in calculating Consolidated Net Income of the Borrower and its consolidated Restricted Subsidiaries for any period, there shall be excluded: (1) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Sub- sidiary or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries, (2) the income (or loss) of any Person that is not a Restricted Subsidiary (including any in- come (or loss) from investments recorded in such Person under the equity method of accounting), except to the extent that any such income is actually received by the Borrower or such Restricted Subsidiary in the form of dividends or similar distributions or other payments (which dividends and distributions or other payments shall be included in the calculation of Consolidated Net Income), (3) solely for purposes of determining the amount available for Restricted Payments under clause (1) of the definition of “Cumulative Available Amount,” any income (but not loss) of any Restricted Subsidiary (other than the Guarantors) if such Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of distributions by such Restricted Subsidiary, directly or indirect- ly, to the Borrower or a Guarantor by operation of the terms of such Restricted Subsidiary’s articles, charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applica- ble to such Restricted Subsidiary or its stockholders (other than restrictions that have been waived or oth- erwise released), except that the Borrower’s equity in the net income of any such Restricted Subsidiary for such period will be included in such Consolidated Net Income up to the aggregate amount of cash or Cash Equivalents actually distributed (or to the extent converted, or having the ability to be converted, into cash or Cash Equivalents) (subject, in the case of a dividend to another Restricted Subsidiary, to the limitation contained in this clause), (4) any income (loss) for such period attributable to the early extinguishment of Indebtedness or Swap Contracts, (5) (x) any gain or loss realized upon the sale, abandonment or other disposition of any asset of the Borrower or any Restricted Subsidiary (including pursuant to any sale/leaseback transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined by the Bor- rower in good faith) and (y) any gain or loss realized upon the disposal, abandonment or discontinuation of operations of the Borrower or any Restricted Subsidiary (but if such operations are classified as discontin- ued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), (6) any extraordinary gain or loss for the Borrower and its Restricted Subsidiaries for such period, (7) the cumulative effect of a change in accounting principles,

- 17 - (8) any unrealized gains or losses in respect of Swap Contracts, (9) any unrealized foreign currency transaction gains or losses, including in respect of In- debtedness of any Person denominated in a currency other than the functional currency of such Person, (10) (i) any non-cash compensation charge arising from any grant of limited liability company interests, stock, stock options or other equity based awards and (ii) expenses related to non-cash compensa- tion related expenses, (11) to the extent otherwise included in Consolidated Net Income, any unrealized foreign cur- rency translation or transaction gains or losses, including in respect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary, (12) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments), non-cash charges for deferred tax valuation allow- ances and non-cash gains, losses, income and expenses resulting from fair value accounting required by the applicable standard under GAAP, (13) to the extent covered by insurance and actually reimbursed (or the Borrower has deter- mined that there exists reasonable evidence that such amount will be reimbursed by the insurer and such amount is not denied by the applicable insurer in writing within 180 days and is reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so reimbursed within such 365-day period)), any expenses, charges or losses with respect to liability or casualty events, (14) charges, losses, lost profits, expenses or write-offs to the extent indemnified or insured by a third party, including expenses covered by indemnification provisions in any agreement in connection with any acquisition permitted by Section 7.06, to the extent actually reimbursed (or the Borrower has de- termined that there exists reasonable evidence that such amount will be indemnified or reimbursed by the insurer or applicable third party and such amount is not denied by the applicable insurer or third party in writing within 180 days and is indemnified or reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so indemnified or reimbursed within such 365-day period)), and (15) the tax impact, if applicable, of the exclusion of any item pursuant to the foregoing claus- es (1) through (14). Unless otherwise qualified, all references to “Consolidated Net Income” in this Agreement shall refer to Consolidated Net Income of the Borrower. “Consolidated Senior Secured Indebtedness” means, at any time, without duplication, the aggregate princi- pal amount of all Consolidated Total Indebtedness and any Ratio Tested Committed Amount that, in each case, is either (x) except for purposes of calculating the amount of Indebtedness that can be issued pursuant to the Incremen- tal Ratio Amount, secured by a Lien (other than Liens consisting of property or assets held in defeasance or deposit- ed in trust for redemption, repayment, retirement, satisfaction, discharge or defeasance or similar arrangement for the benefit of the indebtedness secured thereby) as of such date or (y) solely for purposes of calculating the amount of Indebtedness that can be Incurred pursuant to the Incremental Ratio Amount as of such date, Incurred pursuant to the Incremental Ratio Amount. “Consolidated Senior Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Con- solidated Senior Secured Indebtedness as of such date to (b) Consolidated EBITDA for the most recently completed Measurement Period; provided that, for purposes of the foregoing calculation, in the event that the Borrower shall classify Indebtedness that is secured by Liens on property or assets of the Borrower and its Restricted Subsidiaries

- 18 - Incurred on the date of determination as Incurred (A) in part as Ratio Debt and/or pursuant to the Incremental Ratio Amount and (B) in part pursuant to one or more other clauses of Sections 7.01 and 7.02 that do not require compli- ance with a financial ratio or test (including the Consolidated Senior Secured Leverage Ratio) (as provided in Sec- tion 7.02(c)(x)), any calculation of Consolidated Senior Secured Indebtedness pursuant to this definition on such date (but not in respect of any future calculation following such date) shall not include any such Indebtedness (and shall not give effect to any repayment, repurchase, redemption, satisfaction and discharge, defeasance or other ac- quisition, retirement or discharge of Consolidated Senior Secured Indebtedness from the proceeds thereof) to the extent Incurred pursuant to any such other clause specified in clause (B) above. “Consolidated Tax Payments” has the meaning specified in Section 7.08(c)(xv). “Consolidated Total Indebtedness” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, determined on a consoli- dated basis in accordance with GAAP (but excluding the effects of any discounting of indebtedness resulting from the application of purchase accounting in connection with any acquisition or similar Investment), consisting of In- debtedness for borrowed money, obligations in respect of all drawn and unreimbursed letters of credit, Capitalized Leases, purchase money Indebtedness and debt obligations evidenced by promissory notes or similar instruments and any Ratio Tested Committed Amount. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, any obli- gation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect se- curity therefor, (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation; or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the own- er of any such primary obligation of the ability of the primary obligor to make payment of such primary ob- ligation against loss in respect thereof. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its prop- erty is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covenant Adjustment Date” means the earliest of: (i) the date on which (x) a court of competent jurisdic- tion has issued a final, non-appealable determination with respect to the Specified Disclosed Litigation (including as a result of a decision by the Borrower or any of its Subsidiaries not to pursue an available appeal) and (y) any taxes, interest, penalties and governmental court charges (including any judgment in respect of such amounts) payable by the Borrower or any of its Subsidiaries (the “Specified Disclosed Litigation Payable Amount”) as a result of such determination have been satisfied in full; (ii) the date on which Governmental Authorities in Brazil irrevocably abandon and relinquish, or otherwise irrevocably cease to pursue, the Specified Disclosed Litigation; and (iii) the date on which (x) the Borrower or any of its Subsidiaries has settled the Specified Disclosed Litigation (including by becoming party to an applicable amnesty program) and (y) any amounts payable by the Borrower or any of its Sub-

- 19 - sidiaries (the “Specified Disclosed Litigation Settlement Amount”) pursuant to the settlement agreement have been satisfied in full; provided that, in the case of clauses (i) and (iii), (A) IP has satisfied in full its obligation to reim- burse/indemnify the Borrower in accordance with the provisions of the Tax Matters Agreement and (B) any Liens placed on the assets of the Borrower or any of its Restricted Subsidiaries by the Governmental Authorities in Brazil relating to the Specified Disclosed Litigation have been released. “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Credit Extension Amendment” means (i) any Permitted Refinancing Amendment and (ii) an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment or an amendment and restatement of this Agreement) providing for any Incremental Term Loans, Ex- tended Term Loans, Incremental Increases or Extended Revolving Commitments, which shall be consistent with the applicable provisions of this Agreement (including the definition of “Class”) relating to Incremental Term Loans, Permitted Refinancing Term Loans, Extended Term Loans, Incremental Increases or Extended Revolving Commit- ments, as applicable, and otherwise reasonably satisfactory to the Administrative Agent and the Borrower. Each Credit Extension Amendment shall be executed by the Administrative Agent, the Swing Line Lender (to the extent Section 9.08 would require the consent of the Swing Line Lender for any amendment effected in such Credit Exten- sion Amendment), the L/C Issuer (to the extent Section 10.01 would require the consent of the L/C Issuer for any amendment effected in such Credit Extension Amendment), the Loan Parties and the other parties specified in the applicable Section of this Agreement (but not any other Lender not specified in the applicable Section of this Agreement), but shall not effect any amendments that would require the consent of each affected Lender or all Lenders pursuant to Section 10.01 unless such consents have been obtained. Any Credit Extension Amendment may include conditions for delivery of opinions of counsel and other documentation consistent with the conditions in Section 4.02 and certificates confirming satisfaction of conditions consistent with Section 4.01, all to the extent reasonably requested by the Administrative Agent or the other parties to such Credit Extension Amendment. “Cumulative Available Amount” means, as of any date of determination, an amount (which shall not be less than zero) equal to the sum (without duplication) of: (1) (x) $100,000,000 plus (y) 50.0% of the Consolidated Net Income of the Borrower for the period (taken as one accounting period) beginning on the first day of the fiscal quarter in which the Initial Funding Date occurs to the end of the Borrower’s most recently ended fiscal quarter for which internal fi- nancial statements are available at the time of determination, or, in the case that such Consolidated Net In- come for such period is a deficit, minus 100.0% of such deficit, plus (2) 100.0% of the aggregate net cash proceeds, including cash and the Fair Market Value of assets (other than cash), received by the Borrower after the Initial Funding Date from the issue or sale of Qualified Equity Interests of the Borrower, including such Qualified Equity Interests issued upon exercise of warrants or options, plus (3) 100.0% of the aggregate amount of contributions to the capital (other than Disqualified Stock) of the Borrower received in cash and the Fair Market Value of assets (other than cash) after the Ini- tial Funding Date, plus (4) the principal amount of any Indebtedness, or the liquidation preference or maximum fixed repurchase price, as the case may be, of any Disqualified Stock, in each case, of the Borrower or any Restricted Subsidiary thereof (other than Indebtedness or Disqualified Stock issued to a Restricted Subsidi- ary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary) issued after the Initial Funding Date that, in each case, has been converted into or exchanged for Qualified Equity Interests in the Borrower, plus (5) 100.0% of the aggregate amount received by the Borrower or any Restricted Subsidiary in cash and the Fair Market Value of assets (other than cash) received by the Borrower or any Restricted Subsidiary from:

- 20 - (A) the sale or other disposition (other than to the Borrower or a Restricted Subsidi- ary of the Borrower) of Restricted Investments made after the Initial Funding Date by the Borrow- er and its Restricted Subsidiaries and from repurchases and redemptions of such Restricted In- vestments from the Borrower and its Restricted Subsidiaries by any Person (other than the Bor- rower or any of its Restricted Subsidiaries) and from repayments of loans or advances which con- stituted Restricted Investments (other than to the extent the Restricted Investment was made pur- suant to Section 7.06(b)(vi)), or (B) the sale (other than to the Borrower or a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any Restricted Subsidiary) of the Eq- uity Interests of an Unrestricted Subsidiary (other than an Unrestricted Subsidiary the primary as- sets of which are cash and/or Cash Equivalents) after the Initial Funding Date, plus (6) in the event any Unrestricted Subsidiary of the Borrower has been redesignated as a Re- stricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary of the Borrower, in each case af- ter the Initial Funding Date, the Fair Market Value of the Investment of the Borrower in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or con- veyed, as applicable), other than in each case to the extent that the designation of such Subsidiary as an Un- restricted Subsidiary was made pursuant to Section 7.06(b)(vi) or constituted a Permitted Investment, plus (7) all Declined Amounts retained by the Borrower prior to the date of such determination and not utilized pursuant to Section 7.06(b)(viii). “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on such date on the Federal Reserve Bank of New York’s website (or any successor source). “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conserva- torship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, judicial reorganization (recuperação judicial) or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Declined Amount” has the meaning specified in Section 2.05(d). “Declining Lender” has the meaning specified in Section 2.05(d). “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans under the Term B Facility plus (iii) 2% per annum; provided, however, that with respect to a Term SOFR Loan or Alternative Curren- cy Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) other- wise applicable to such Loan plus 2% per annum and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum. “Defaulting Lender” means, subject to Section 2.17(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, to- gether with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the applicable L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations here-

- 21 - under, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifical- ly identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Admin- istrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the sub- ject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory au- thority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the en- forcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.17(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuers, the Swing Line Lender and each other Lender promptly following such de- termination. “Designated Jurisdiction” means any country or territory that is, or whose government is, the subject of any Sanction broadly prohibiting exports to, imports from or dealings with such government, country or territory or per- sons located or resident in such country or territory. “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non- Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation. “Disclosed Litigation” means litigation disclosed in the Form 10 and any other litigation disclosed on Schedule 5.06. “Disinterested Directors” means, with respect to any Affiliate Transaction, one or more members of the Board of Directors of the Borrower having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of any such Board of Directors shall not be deemed to have such a financial inter- est by reason of such member’s holding Equity Interests of the Borrower or any options, warrants or other rights in respect of such Equity Interests. “disposition” or “dispose” has the meaning specified in the definition of “Asset Sale.” “Disqualified Lender” means, on any date, (a) any Person identified by the Borrower to the Arrangers prior to August 6, 2021, (b) any other Person that is a Competitor of the Borrower or any of its Subsidiaries, which Person has been designated by the Borrower as a “Disqualified Lender” by written notice to the Administrative Agent (specifying such Person by legal name) not less than 2 Business Days prior to such date, (c) any Affiliates of any such entities identified under clauses (a) and (b) of this definition that are either (i) clearly identifiable as Affiliates on the basis of such Affiliate’s legal name or (ii) identified in writing by legal name in a written notice to the Ad- ministrative Agent and the Lenders not less than 2 Business Days prior to such date; provided that “Disqualified Lenders” shall exclude (x) any Person that the Borrower has designated as no longer being a “Disqualified Lender” by written notice delivered to the Administrative Agent and the Lenders from time to time and (y) any bona fide debt fund or investment vehicle of any Competitor that is engaged in making, purchasing, holding or otherwise in- vesting in commercial loans, fixed-income instruments, bonds and similar extensions of credit in the ordinary course of business with separate fiduciary duties to investors in such fund or vehicle.

- 22 - “Disqualified Stock” means, with respect to any Person, any Equity Interest that by its terms, or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable, or upon the happen- ing of any event: (a) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable for Indebtedness or Disqualified Stock, excluding Equity Interests convertible or exchangeable solely at the option of the Borrower or a Restricted Subsidiary, pro- vided that any such conversion or exchange shall be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable; or (c) is redeemable at the option of the holder thereof, in whole or in part; in the case of each of the foregoing clauses (a), (b) and (c), on or prior to the date that is 91 days after the latest Ma- turity Date then in effect (as of the date of the issuance, grant, sale, distribution or other provision of such Equity Interests to holders thereof); provided that any Equity Interest that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Equity Inter- est upon the occurrence of an “asset sale” or “change of control” occurring prior to the date that is 91 days after the latest Maturity Date (as of the date of the issuance, grant, sale, distribution or other provision of such Equity Inter- ests to holders thereof), shall not constitute Disqualified Stock if the “asset sale” or “change of control” provisions applicable to such Equity Interests are not more favorable to the holders of such Equity Interests than the provisions of Section 7.05 or Section 8.01(k) to the Lenders; provided that only the portion of Equity Interests which so ma- tures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable prior to such date shall be deemed to be Disqualified Stock. Notwithstanding the foregoing: (i) any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or any of its Subsidiaries or by any such plan to such em- ployees shall not constitute Disqualified Stock solely because they may be required to be repurchased by the Bor- rower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such em- ployees’ termination, death or disability and (ii) any class of Equity Interests of such Person that by its terms author- izes such Person to satisfy its obligations thereunder by delivery of Equity Interests (other than Disqualified Stock) shall not be deemed to be Disqualified Stock. “Documentation Agents” means Crédit Agricole Corporate and Investment Bank, BNP Paribas, PNC Capital Markets LLC and Sumitomo Mitsui Banking Corporation. “Dollar” and “$” mean lawful money of the United States. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any Alternative Currency, the equivalent amount thereof in Dollars as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, at such time on the basis of the Spot Rate (determined in respect of the most recent Revaluation Date) for the purchase of Dollars with such Alternative Currency. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, a State thereof or the District of Columbia. “DQ List” has the meaning specified in Section 10.06(g)(iii). “Dutch Auction” has the meaning specified in Section 10.06(h). “ECF Prepayment Percentage” means, for any relevant fiscal year of the Borrower, (a) 75% if the Consoli- dated Leverage Ratio as of the last day of such fiscal year is greater than or equal to 3.50 to 1.00, (b) 50% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 3.50 to 1.00 but greater than or equal to 3.00 to 1.00, (c) 25% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 3.00 to 1.00 but greater than or equal to 2.50 to 1.00, and (d) 0% if the Consolidated Leverage Ratio as of the last day of such fiscal year is less than 2.50 to 1.00.

- 23 - “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any fi- nancial institution established in an EEA Member Country which is a Subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolu- tion of any EEA Financial Institution. “Electronic Record” has the meaning assigned to such term by 15 U.S.C. § 7006, as it may be amended from time to time. “Electronic Signature” has the meaning assigned to such term by 15 U.S.C. § 7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)). For the avoidance of doubt, any Disqualified Lender is subject to Section 10.06 (g). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws (including the common law), regulations, ordinances, rules, judgments, orders, decrees, permits, agreements or governmental re- strictions relating to pollution or the protection of the Environment or human health (to the extent related to expo- sure to Hazardous Materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any con- tract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization from a governmental agency required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other owner- ship or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the secu- rities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that, for all purposes other than Section 7.06 and the definition of “Restricted Payment”, Equity Interests shall exclude (in each case prior to conversion or settlement into Equity Interests) debt securities convertible into Equity Interests (irrespective of whether required to be settled in or converted into Equity Interests or cash) prior to such conversion.

- 24 - “ERISA” means the Employee Retirement Income Security Act of 1974. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Bor- rower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or 4041A of ERISA; (e) the institution by the PBGC of proceedings to terminate a Pension Plan or Multiemployer Plan; (f) any event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Section 430 or 432 of the Code or Section 303 or 305 of ERISA; (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate; or (i) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Mar- ket Association (or any successor person), as in effect from time to time. “EURIBOR” has the meaning specified in clause (a) of the definition of “Alternative Currency Term Rate.” “Euro” and “€” mean the single currency of the Participating Member States. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any fiscal year of the Borrower, the excess (if any) of: (a) Consolidated EBITDA for such fiscal year, minus (b) the sum (for such fiscal year, without duplication) of: (i) Consolidated Interest Expense actually paid in cash by the Borrower or any of its Restricted Subsidiaries, (ii) the aggregate amount of scheduled or (other than in respect of Loans to the ex- tent applied to amortization payments due after the end of such fiscal year) voluntary principal payments, repayments, repurchases and redemptions of Indebtedness made by the Borrower or any of its Restricted Subsidiaries during such fiscal year, and mandatory prepayments of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a disposition that resulted in an in- crease to Consolidated Net Income of the Borrower and its Subsidiaries and not in excess of such increase, in each case but only to the extent that amounts subject to such payments, repayments, repurchases and redemptions by their terms cannot be re-borrowed or redrawn and do not occur in connection with a refinancing of all or any portion of such Indebtedness, (iii) Capital Expenditures, Permitted Acquisitions and similar Investments (including Investments in Joint Ventures and Minority Investments, but excluding Investments in cash and Cash Equivalents) actually made in cash by the Borrower and its Restricted Subsidiaries during such fiscal year, excluding Investments made utilizing the Cumulative Available Amount;

- 25 - (iv) all taxes actually paid in cash by the Borrower and its Restricted Subsidiaries during such fiscal year including taxes reimbursed to IP pursuant to the Tax Matters Agreement, (v) (A) items added to Consolidated Net Income in determining Consolidated EBITDA (1) pursuant to clause (7), (9) (except to the extent of cash received) and the final proviso of the definition of “Consolidated EBITDA” and (2) pursuant to clauses (4), (6) and (10) of the definition of “Consolidated EBITDA”, with respect to this clause (2) to the extent paid in cash during such fiscal year and (B) items excluded from the calculation of Consolidated Net Income pursuant to clause (6) and (13) of such definition to the extent paid in cash during such fiscal year, (vi) payments made in cash on earnout and similar obligations by the Borrower and its Restricted Subsidiaries during such fiscal year, (vii) the difference (whether positive or negative) of the amount of net working capi- tal at the end of such fiscal year over the amount thereto at the end of the previous fiscal year (oth- er than any such difference resulting from fluctuations in exchange rates), (viii) the amount of Restricted Payments paid during such fiscal year pursuant to Sec- tion 7.06(b), (ix) the aggregate amount of any premium, make-whole or penalty payments actual- ly paid in cash by the Borrower and its Restricted Subsidiaries during such fiscal year that are re- quired to be made in connection with any prepayment of Indebtedness, (x) without duplication of amounts deducted from Excess Cash Flow in prior peri- ods, the aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such fiscal year with respect to which such Excess Cash Flow measurement is being calcu- lated and relating to Permitted Acquisitions, Capital Expenditures or acquisitions or other Invest- ments to be consummated or made during the period of four consecutive fiscal quarters of the Bor- rower following the end of such fiscal year; provided that to the extent the aggregate amount uti- lized to finance such Permitted Acquisitions, Capital Expenditures or acquisitions or other invest- ments during such fiscal year is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such fiscal year, (xi) [reserved]; (xii) all other non-cash items increasing Consolidated EBITDA for such fiscal year, (xiii) cash payments made by the Borrower and its Restricted Subsidiaries during such fiscal year in respect of long-term pension liabilities (other than Indebtedness); and (xiv) the aggregate amount of expenditures actually made by the Borrower and its Re- stricted Subsidiaries during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period (and were not expensed in a prior period and will not be expensed in a future period) or are not, were not, and will not be de- ducted (or were and will be excluded) in calculating Consolidated Net Income or were otherwise added back to Consolidated EBITDA; plus (c) the sum of (i) items deducted from Consolidated Net Income in determining Consolidated EBITDA pursuant to clauses (4) and (10) of the definition of “Consolidated EBITDA”, to the extent re- ceived in cash during such fiscal year and (ii) items excluded from the calculation of Consolidated Net In- come pursuant to clause (6) of such definition to the extent received in cash during such fiscal year;

- 26 - provided that, in the case of clauses (b)(iii), (ix), (x), (xi) and (xiv) above, amounts financed (or expected to be fi- nanced, as applicable) with proceeds of an incurrence of Indebtedness (other than extensions of credit under the Re- volving Credit Facility) shall not be deducted in calculated Excess Cash Flow. “Excluded Assets” means the following with respect to assets of Loan Parties organized in a jurisdiction in the United States: (i) (A) any fee-owned real property with a Fair Market Value less of less than $10,000,000 (unless a security interest in such real property can be perfected by a general filing or without additional perfection steps), (B) any fee-owned real property located in the State of New York as of the Initial Funding Date and, with respect to any fee-owned real property located in the State of New York acquired after the Initial Funding Date, so long as the recording of a mortgage thereon would require a mortgage recording tax in excess of $2,000,000 (in each case, un- less a security interest in such real property can be perfected by a general filing or without additional perfection steps) and (C) any leasehold interests in real property (unless a security interest in such leasehold interest can be perfected by a general filing or without additional perfection steps); (ii) assets of a Loan Party the pledge of or secu- rity interest in which is prohibited by any law, rule or regulation applicable to such Loan Party; (iii) Equity Interests in any Person that is not a Subsidiary to the extent that a Lien thereon is prohibited by or requires the consent (other than of a Loan Party or any of their Affiliates) under the Organization Documents or joint venture documents of such Person and such consent has not been obtained (with no obligation to seek any such consent); (iv) solely to the extent the pledge of any greater percentage would result in material adverse tax consequences to the Borrower, any voting Equity Interests constituting more than 65% of the voting Equity Interests in any first-tier subsidiary of any Loan Party that is (A) a CFC that is not organized in an Approved Jurisdiction or (B) a Foreign Holding Company; (v) any of the Equity Interests of Subsidiaries that are held by any (A) CFC that is not organized in an Approved Jurisdiction or (B) Foreign Holding Company; (vi) assets to the extent a security interest in such assets would result in material adverse tax consequences or material adverse regulatory consequences to the Borrower and its Restricted Subsidiaries (including as a result of the operation of Section 956 of the Code or any similar law or regulation in any applicable jurisdiction), in each case as reasonably determined by the Borrower, other than an adverse tax conse- quence under Section 956 of the Code attributable to assets of a Loan Party organized in an Approved Jurisdiction; (vii) any lease, license, contract, or other agreement or any property subject to a purchase money security interest or similar arrangement to the extent that a grant of a security interest therein would violate or invalidate such lease, license, contract or agreement or purchase money arrangement or create a right of termination in favor of any other party thereto (other than the Borrower or any Subsidiary thereof); (viii) any Equity Interests in a public company to the extent the grant thereof, after giving effect to applicable safe harbors and other exceptions, would violate appli- cable U.S. margin regulations; (ix) any accounts used solely as (A) payroll accounts, (B) employee wage and benefit accounts, (C) withholding tax accounts, (D) escrow accounts, or fiduciary or trust accounts maintained solely for the benefit of a Person that is not a Loan Party and (E) accounts into which are deposited solely collections or proceeds of Receivables Assets subject to a Receivables Financing permitted under this Agreement that does not permit any other Liens on such account; (x) those assets as to which the Administrative Agent and the Borrower reasonably agree in writing that the costs of obtaining, perfecting or maintaining a security interest in such assets exceeds the Fair Market Value thereof (which Fair Market Value shall be determined by the Borrower in its reasonable judg- ment) or the practical benefit to the Lenders afforded thereby; (xi) motor vehicles and other assets to the extent per- fection must be obtained through notation on a certificate of title (other than to the extent a security interest therein can be perfected by filing a UCC-1 or similar filings under applicable law, or without additional perfection steps), letter of credit rights (other than to the extent a security interest therein can be perfected by filing a UCC-1 or similar filings under applicable law, or without additional perfection steps) and commercial tort claims other than Material Commercial Tort Claims; (xii) any cash collateral provided to third parties (including sureties) in the ordinary course of business to the extent the agreements governing such Permitted Lien do not permit any other Liens there- on; (xiii) any intent-to-use trademark application filed in the United States Patent and Trademark Office, unless and until acceptable evidence of use of the trademark has been filed with and accepted by the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such trademark application prior to such filing would adversely affect the enforceability or validity of such trademark application; (xiv) any property and assets the pledge of which would violate applicable Law or any contract binding on such property or asset at the time of acquisition thereof and not entered into in con- templation of such acquisition, or require any contractual third party consent thereunder or governmental consent, approval, license or authorization; (xv) [reserved]; (xvi) any governmental licenses or state or local franchises, char- ters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are pro- hibited or restricted thereby; (xvii) any Equity Interests in any Subsidiary that is a not for profit entity so long as such Subsidiary continues to be a not for profit entity; (xviii) any Receivables Assets that are sold or factored pursu-

- 27 - ant to a Receivables Financing permitted by this Agreement; and (xix) other than with respect to Obligations under the Term F Facility, the CoBank Equities; provided that the exceptions in clauses (ii), (iii), (vii), (xiv) and (xvi) above shall apply only to the extent, and for so long as, such prohibition, requirement or restriction described therein is effective after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction and other applicable law and shall not apply to proceeds and receivables of the assets subject to the prohibition, requirement or restriction described in such clauses (unless otherwise excluded under any other clause of this definition). “Excluded Perfection Actions” has the meaning given thereto in the proviso to the definition of “Collateral and Guarantee Requirement.” “Excluded Subsidiary” means (a) any Foreign Holding Company, (b) any Subsidiary that is not a direct or indirect Wholly-Owned Subsidiary of the Borrower, (c) any Immaterial Subsidiary, (d) any CFC (other than a CFC that is organized in an Approved Jurisdiction), and any Subsidiary that is a direct or indirect Subsidiary of a CFC (other than a CFC that is organized in an Approved Jurisdiction), (e) any Subsidiary that is prohibited by applicable Law or contract (with respect to any such contractual restriction, only to the extent existing on the Initial Funding Date or the date on which the applicable Person is acquired (and not created in contemplation of such acquisition)) from guaranteeing the Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee (unless such consent, approval, license or authorization has been received), (f) any bankruptcy remote special purpose receivables entity or captive insurance company designated by the Borrower and permitted hereunder, (g) each Unrestricted Subsidiary, (h) any Subsidiary that is a not-for-profit entity so long as such Subsidiary continues to be a not-for-profit entity, (i) any Foreign Subsidiary that is formed or acquired after the Signing Date that is not required to provide a Guaranty as contemplated by the Agreed Guarantee and Security Principles and (j) any other Subsidiary in circumstances where the Borrower and the Administrative Agent reasonably agree that the cost or burden of providing a Guaranty outweighs the benefit afforded thereby; pro- vided that in no event shall any Subsidiary that (but only for so long as it) guarantees (or is a borrower or issuer in respect of) the 2021 Notes or any other Material Indebtedness of any Loan Party be an Excluded Subsidiary (it being understood, that if a Subsidiary referred to this proviso is organized in a jurisdiction that is not an Approved Juris- diction, solely with respect to such Subsidiary for purposes of the definitions of “Excluded Assets,” “Excluded Sub- sidiary” and “Foreign Holding Company” the jurisdiction of organization of such Subsidiary shall be treated as an Approved Jurisdiction). “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the ex- tent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security inter- est, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is at- tributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to Recipient or required to be withheld or deducted from payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient be- ing organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office locat- ed in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Tax- es, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the applicable Commitment or, to the extent a Lender acquires an interest in a Loan not funded pursuant to a prior Commitment, acquires such interest in such Loan (other than pursu- ant to an assignment request by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a) or (c), amounts with respect to such Taxes were

- 28 - payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) or 3.01(g), (d) any Taxes imposed pursuant to FATCA and (e) any amount of Tax to be withheld in Luxembourg under the law of 23 December 2005, as amended, introducing a withholding tax on interest payments made by a Luxembourg paying agent to individual beneficial owners resident in Luxembourg. “Existing Bilateral Letter of Credit” means that certain GARANTIE AUTONOME A PREMIERE DE- MANDE N˚ 306386/21, dated March 2, 2021 issued by the BNP Paribas naming SVD 87 as beneficiary, as the same may be amended, modified, restated or supplemented from time to time; provided that the aggregate face amount shall not exceed €50,000,000 at any time (including after giving effect to any automatic increases). “Existing Letters of Credit” means, collectively, those Letters of Credit set forth on Schedule 1.01(a). Ex- isting Letters of Credit shall be deemed, as of the Initial Funding Date, to be outstanding under the Revolving Credit Facility. “Extended Revolving Commitment” has the meaning assigned to such term in Section 10.01. “Extended Term B Loan” has the meaning assigned to such term in Section 10.01. “Extended Term F Loan” has the meaning assigned to such term in Section 10.01. “Extended Term Loan” has the meaning assigned to such term in Section 10.01. “Extraordinary Receipt” means any settlement of or payment in respect of any property or casualty insur- ance claim (excluding any claim in respect of business interruption) or any taking or condemnation proceeding relat- ing to any asset of the Borrower or any Restricted Subsidiary, excluding any proceeds received by any Person in respect of any third-party claim against such person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto in each case in excess of $2,500,000. “Facility” means the Term B Facility, the Term F Facility or the Revolving Credit Facility, as the context may require, and includes any additional Class of Loans or Commitments established by a Credit Extension Amendment. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than (i) contingent in- demnification obligations that are not yet due and (ii) Secured Bilateral L/C Obligations and obligations and liabili- ties under Secured Cash Management Agreements and Secured Hedge Agreements), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto reason- ably satisfactory to the Administrative Agent (to the extent the Administrative Agent is a party to such arrange- ments) and the applicable L/C Issuers shall have been made). “Factoring Transaction” means any transaction or series of transactions that may be entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or such Restricted Subsidiary may sell, con- vey, assign or otherwise transfer Receivables Assets (which may include a backup or precautionary grant of security interest in such Receivables Assets so sold, conveyed, assigned or otherwise transferred or purported to be so sold, conveyed, assigned or otherwise transferred) to any Person that is not a Restricted Subsidiary; provided that any such Person that is a Subsidiary meets the qualifications in clauses (1) through (3) of the definition of “Receivables Subsidiary.” “Fair Market Value” means, with respect to any asset or property on any date of determination, the value of the consideration obtainable in a sale of such asset or property in an arm’s-length transaction between a willing sell- er and a willing buyer (as determined in good faith by the Borrower, whose determination will be conclusive for all purposes under this Agreement).

- 29 - “Farm Credit Lender” means a federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971, as the same may be amended or supplemented from time to time. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amend- ed or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergov- ernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System as published by the Federal Re- serve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Busi- ness Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next suc- ceeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent. Notwithstanding the foregoing, if the Federal Funds Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Fee Letters” means, collectively, (i) the second amended and restated engagement letter agreement, dated September 13, 2021 among IP and the Arrangers, (ii) each fee letter related to this Agreement or one or more Facili- ties hereunder between IP and an Arranger and (iii) each separate written agreement between the Borrower and the applicable party described in Section 2.03(j) or 2.09(b). “Financial Covenant Event of Default” has the meaning specified in Section 8.01(b). “Financial Covenant Facilities” means, collectively, the Revolving Credit Facility and the Term F Facility and any other facility hereunder designated as such pursuant to a Credit Extension Amendment. “Financial Covenants” means the covenants set forth in Section 7.11, as such Section is in effect from time to time. “Financial Letter of Credit” means a standby letter of credit supporting indebtedness owing to third parties and qualifying as a “financial standby letter of credit” as defined in 12 C.F.R. Part 3, Appendix A (Risk-Based Capi- tal Guidelines), Section 4 or any successor regulation. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Reform Act of 1994 (which comprehensively revised the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973) as now or hereafter in effect or any successor statute thereto, (ii) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (iii) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Holding Company” means any Subsidiary that has no material assets other than Equity Interests (or Equity Interests and debt) of one or more Foreign Subsidiaries of the Borrower that are CFCs (other than Foreign Subsidiaries organized in an Approved Jurisdiction). “Foreign Lender” means a Lender that is not a U.S. Person. “Foreign Obligor” means a Loan Party that is a Foreign Subsidiary. “Foreign Plan” means any pension plan, benefit plan, fund (including any superannuation fund) or other similar program established, maintained or contributed to by the Borrower or any Subsidiary for the benefit of em-

- 30 - ployees of the Borrower or any Subsidiary employed and residing outside the United States (other than any plans, funds or other similar programs that are maintained exclusively by a Governmental Authority), which plan, fund or other similar program provides, or results in, retirement income or a deferral of income in contemplation of retire- ment, and which plan is not subject to ERISA. “Foreign Plan Event” means, with respect to any Foreign Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable Law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable Law, on or before the due date for such contributions or payments, (c) the receipt of a notice from a Gov- ernmental Authority relating to the intention to terminate any such Foreign Plan or to appoint a trustee or similar official to administer any such Foreign Plan, or alleging the insolvency of any such Foreign Plan, (d) the incurrence of any liability by the Borrower or any Subsidiary under applicable Law on account of the complete or partial termi- nation of such Foreign Plan or the complete or partial withdrawal of any participating employer therein or (e) the occurrence of any transaction that is prohibited under any applicable Law and that could reasonably be expected to result in the incurrence of any liability by the Borrower or any Subsidiary, or the imposition on the Borrower or any Subsidiary of any fine, excise tax or penalty resulting from any noncompliance with any applicable Law. “Foreign Security Documents” means the Initial Funding Date Foreign Security Documents and the other security agreement, pledge agreement, document or instrument that creates or purports to create a Lien favor of the Administrative Agent for the benefit of the Secured Parties or, if applicable, the Secured Parties, with respect to the assets of a Foreign Obligor or Equity Interests issued by a Foreign Subsidiary. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States, a State thereof or the District of Columbia. “Form 10” means the registration statement on Form 10, including the exhibits and the accompanying in- formation statement included therewith, filed by the Borrower with the SEC, as most recently amended prior to the Signing Date. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Credit Lender, (a) with respect to the L/C Issuers, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obliga- tions other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders, as applicable, or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Applicable Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Credit Lenders in accordance with the terms hereof. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its ac- tivities. “Funding Indemnity Letter” means a funding indemnity letter in a form and substance reasonably satisfac- tory to the Administrative Agent. “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the cir- cumstances as of the date of determination, subject to the provisions of Section 1.03. “GHG Emissions” means the sum of the Borrower’s and its Subsidiaries’ total (i) scope 1 emissions, (ii) scope 2 emissions and (iii) scope 3 emissions for any calendar year into an enterprise-total, with all measurements,

- 31 - quantifications and reporting of Greenhouse Gas (GHG) Emissions completed in accordance with the Greenhouse Gas Protocol Corporate Accounting and Reporting Standard (Revised Edition) (GHG Protocol). “Governmental Authority” means the government of the United States or any other nation, or of any politi- cal subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaran- teeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obliga- tion of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such In- debtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement con- dition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obli- gee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien), other than a Lien of the type permitted by clauses (17) and (24) of the definition of “Permitted Liens”. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or deter- minable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. The term “Guarantee” shall not include (i) endorsements of instruments for deposit or collection in the ordinary course of business, (ii) any obligation to the extent it is payable only in any Equity Interest (excluding Disqualified Stock) issued by the Borrower and (iii) any Lien on the Equity Interests of a Joint Venture securing Joint Venture Debt. “Guarantors” means (a) as of the Initial Funding Date, each of the Subsidiaries of the Borrower indicated as a Guarantor on Schedule 5.13(a) and (b) any other Subsidiary of Borrower that executes a joinder to the Guaranty in accordance with the provisions of this Agreement, and, in each case, their respective successors and assigns, until such Person has been released from the Guaranty in accordance with the provisions of this Agreement. “Guaranty” means that certain Guaranty Agreement, to be dated as of the Initial Funding Date, by the Bor- rower and the Guarantors in favor of the Administrative Agent and the Secured Parties, substantially in the form of Exhibit I, and including as supplemented or joined from time to time by the execution and delivery of supplements and joinders as provided therein or as otherwise reasonably acceptable to the Administrative Agent, and any other document pursuant to which any Person Guarantees any portion of the Obligations. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polyfluoroalkyl and perfluoroalkyl substances, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contami- nants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” means any Person that either (a) is a party to a Swap Contract permitted under Article VI or VII at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Initial Funding Date) or (b) at the time it enters into a Swap Contract permitted under Article VI or VII, is the Administrative Agent, a Lender or an Affiliate of the Administrative Agent or a Lender, in its capacity as a party to such Swap Contract. “Honor Date” has the meaning assigned to such term in Section 2.03(c).

- 32 - “Immaterial Subsidiary” means as of any date, any Restricted Subsidiary that, together with its Subsidiar- ies, (a) has assets having an aggregate book value, as of the end of the most recently ended fiscal year of the Bor- rower, of less than 5.0% of the consolidated total assets of the Borrower as of such date and (b) accounted for less than 5.0% of the consolidated revenues of the Borrower for the most recently ended fiscal year of the Borrower, in each case, as determined pursuant to the financial statements of the Borrower delivered pursuant to Sec- tion 4.01(a)(viii) and indicated as such on Schedule 5.13(a) or as determined pursuant to the most recently delivered financial statements of the Borrower delivered after the Initial Funding Date pursuant to Section 6.01(a) or (b); pro- vided that (i) Immaterial Subsidiaries, together with their Subsidiaries, taken as a whole, shall (x) have assets having an aggregate book value, as of the end of the most recently ended fiscal year of the Borrower, of less than 10.0% of the consolidated total assets of the Borrower as of such date and (y) account for less than 10.0% of the consolidated revenues of the Borrower for the most recently ended fiscal year of the Borrower, in each case, as determined pursu- ant to the financial statements of the Borrower delivered pursuant to Section 4.01(a)(viii) or the most recently deliv- ered financial statements of the Borrower delivered after the Initial Funding Date pursuant to Section 6.01(a) or (b) and (ii) solely with respect to any Restricted Subsidiary that has been acquired or created after the Signing Date or the most recently delivered financial statements of the Borrower delivered pursuant to Section 6.01(a) or (b), the assets and revenue determinations set forth above (including for purposes of the aggregate test) shall be made by the Borrower based on information concerning such Restricted Subsidiary that is reasonably available to the Borrower at the date of determination and subsequent to the Signing Date or the most recently delivered financial statements of the Borrower delivered pursuant to Section 6.01(a) or (b). “Impacted Loans” has the meaning assigned to such term in Section 3.03. “Improvements” has the meaning assigned to such term in the definition of “Permitted Liens.” “Increase Effective Date” has the meaning assigned to such term in Section 2.14(c). “Incremental Available Amount” means the sum of (a) the Incremental Fixed Amount plus (b) the Incre- mental Ratio Amount; provided, (i) that the Borrower may select utilization under clause (a) or (b) above in its sole discretion, (ii) Indebtedness under any Incremental Increase or Incremental Equivalent Debt may be incurred simul- taneously under clause (a) or (b) above, and proceeds from any such incurrence may be utilized in a single transac- tion by, unless the Borrower elects otherwise, first calculating the incurrence under clause (b) above and then calcu- lating the incurrence under clause (a) and (iii) in the event that the Borrower incurs Indebtedness under clause (a) above and, subsequent to such incurrence, all or any portion of such Indebtedness would be permitted to be incurred under clause (b) above, such Indebtedness shall automatically be reclassified as having been incurred under clause (b) above and the Borrower’s availability under clause (a), shall be deemed restored to the extent of such reclassifi- cation; provided that borrowings under the Revolving Credit Facility or any other revolving credit facility shall not be excluded in such calculation. “Incremental Equivalent Debt” means Indebtedness of the Borrower in an amount not to exceed the then available Incremental Available Amount consisting of the issuance of one or more series of notes (whether issued in a public offering, Rule 144A or other private placement or purchase or otherwise) or loans or any bridge financing in lieu of the foregoing; provided that any such Indebtedness shall (a) not be guaranteed by any Person which is not a Loan Party or be secured by any assets not constituting Collateral, (b) rank pari passu in right of payment with, or subordinated in right of payment to, the Loans and any other Incremental Increases and Incremental Equivalent Debt, (c) be unsecured or be secured on a subordinated basis to, or (solely in the case of notes or bridge financing) on a pari passu basis with, the Loans and any other Incremental Increases and Incremental Equivalent Debt, (d) in the case of secured Indebtedness, be subject to a customary intercreditor agreement reasonably satisfactory to the Administrative Agent, and (e) be subject to the applicable terms and conditions set forth in Section 2.14(a)(iv), (v) and (vi) and Section 2.14(d)(i)(B) and (C) with respect to an Incremental Term Loan. “Incremental Fixed Amount” means the sum of: (a) an amount equal to the greater of (i) 50% of Consolidated EBITDA for the Measurement Period most recently ended, calculated on a pro forma basis, and (ii) $250,000,000; plus

- 33 - (b) an amount equal to (i) all voluntary prepayments redemptions, defeasement, purchases or reductions of Term Loans, Incremental Term Loans, Incremental Equivalent Debt and all other Indebted- ness (other than Indebtedness consisting of revolving credit facilities) secured by Liens on the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the Obligations, in each case includ- ing purchases of any Indebtedness by the Borrower or any of its Subsidiaries at or below par, in which case the amount of voluntary prepayments of such Indebtedness shall be deemed not to exceed the actual pur- chase price of such Indebtedness below par and (ii) all permanent commitment reductions in respect of the Revolving Credit Facility and all other Indebtedness consisting of revolving credit commitments secured by Liens on the Collateral on a basis that is equal in priority to the Liens on the Collateral securing the Obliga- tions and other than, in each case under clauses (i) and (ii), from prepayments funded with proceeds of long-term Indebtedness (other than the Revolving Credit Facility); minus (c) all Incremental Equivalent Debt incurred in reliance on the Incremental Fixed Amount. “Incremental Increases” has the meaning specified in Section 2.14(a). “Incremental Ratio Amount” means an unlimited amount such that, after giving Pro Forma Effect to such Incurrence (including the use of proceeds thereof) and any related transactions (or, at the Borrower’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness after giving Pro Forma Effect to the Incurrence of the entire committed amount of such Indebtedness and any related transactions (such committed amount, a “Ratio Tested Committed Amount”), in which case such Ratio Tested Committed Amount may thereafter be borrowed, in whole or in part, from time to time, without further compliance with this clause) (and assuming that the full amount of the commitments in respect of the applicable Incremental Increase is fully drawn but excluding any Incremental Increase simultaneously incurred un- der the Incremental Fixed Amount), the Consolidated Senior Secured Leverage Ratio, calculated on a pro forma basis as of the last day of the Measurement Period most recently ended, does not exceed 2.20 to 1.00. “Incremental Term A Loans” has the meaning assigned to such term in Section 2.14(a). “Incremental Term B Loans” has the meaning assigned to such term in Section 2.14(a). “Incremental Term Loans” has the meaning assigned to such term in Section 2.14(a). “Incur” means, with respect to any Indebtedness, Equity Interest or Lien, to issue, assume, enter into any guarantee of, incur or otherwise become liable, for such Indebtedness, Equity Interest or Lien, as applicable; and the terms “Incurs,” “Incurred,” and “Incurrence” shall have a correlative meaning; provided that any Indebtedness, Eq- uity Interest or Lien of a Person existing at the time such Person becomes a Subsidiary (whether by merger, amal- gamation, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Person at the time it be- comes a Subsidiary. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (1) the principal of any indebtedness of such Person, whether or not contingent, (a) in respect of borrowed money, (b) evidenced by bonds, notes, debentures or similar instruments, (c) in respect of let- ters of credit or similar instruments (or, without duplication, reimbursement agreements in respect thereof), (d) representing the deferred and unpaid purchase price of any property (including Capitalized Leases), ex- cept (i) any such balance that constitutes a trade payable, accrued expense or similar obligation to a trade creditor, in each case Incurred in the ordinary course of business and (ii) any earnout obligation until and unless the payment of which has been determined by such Person in good faith to be probable (in the amount so determined), (e) obligations under or in respect of Receivables Financings, (f) all obligations at- tributable to Synthetic Lease Obligations related to tangible property;

- 34 - (2) to the extent not otherwise included, any guarantee by such Person of the Indebtedness of another Person (other than by endorsement of negotiable instruments for collection in the ordinary course of business); (3) to the extent not otherwise included, Indebtedness of another Person secured by a Lien on any asset owned by such Person (whether or not such Indebtedness is assumed by such Person) provided, however, that the amount of such Indebtedness will be the lesser of (a) the Fair Market Value of such asset at such date of determination, and (b) the amount of such Indebtedness of such other Person; (4) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of such Person, any Preferred Stock (but excluding, in each case, any accrued dividends); provided, however, that such amount shall only apply for each of clauses (1)(a), (1)(b), (1)(d) and (1)(f) above, if and to the extent any of the foregoing Indebtedness would appear as a liability on an unconsolidated balance sheet of such Person prepared in accordance with GAAP (but excluding contingent liabilities which appear only in a footnote to a balance sheet). For the avoidance of doubt, and without limitation of the foregoing, (x) the term “Indebtedness” shall not include any letter of credit that secured performance, bonds that secure performance, surety bonds or similar instru- ments that are issued in the ordinary course of business, (y) neither the obligations of the Borrower under any Per- mitted Warrant Transaction nor the obligations of the Borrower under any Permitted Bond Hedge Transaction shall constitute Indebtedness and (z) Permitted Convertible Indebtedness shall at all times prior to the repurchase, conver- sion or payment thereof be valued at the full stated principal amount thereof and shall not include any reduction or appreciation in value of the shares and/or cash deliverable upon conversion thereof. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any pay- ment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a) above, Other Taxes. “Indemnitees” has the meaning specified in Section 10.04(b). “Independent Financial Advisor” means an accounting, appraisal or investment banking firm or consultant, in each case of nationally recognized standing that is, in the good faith determination of the Borrower, qualified to perform the task for which it has been engaged and is independent with respect to the transaction being considered. “Individual Contributors” means the number of employees of pay grade 14 and above regardless if they manage people. “Information” has the meaning specified in Section 10.07. “Initial Funding Date” means the date, after the Signing Date, on which the conditions set forth in Section 4.01 are satisfied. “Initial Funding Date Foreign Security Documents” means the agreements, instruments and documents set forth on Schedule 1.01(d). “Intellectual Property Security Agreement” has the meaning specified in the U.S. Security and Pledge Agreement. “Interest Payment Date” means, (a) as to any Term SOFR Loan or Alternative Currency Term Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided, however, that if any Interest Period for a Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan, Alternative Currency Daily Rate Loan or Swing Line Loan, the last Business Day of

- 35 - each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swing Line Loans being deemed made under the Revolving Credit Facility for purposes of this definition). “Interest Period” means, as to each Term SOFR Loan and each Alternative Currency Term Rate Loan, the period commencing on the date such Loan is disbursed or converted to or continued as a Term SOFR Loan or Alter- native Currency Term Rate Loan, as applicable, and ending on the date one, three or six months thereafter, as select- ed by the Borrower in its Committed Loan Notice, or such other period that is twelve months or less requested by the Borrower and consented to by all the Appropriate Lenders (in the case of each requested Interest Period, subject to availability); provided that: (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan or an Alternative Currency Term Rate Loan, as applicable, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (ii) any Interest Period pertaining to a Term SOFR Loan or an Alternative Currency Term Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no nu- merically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the Maturity Date. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment at any time outstanding shall be (i) the amount actually invested, without adjustment for subsequent in- creases or decreases in the value of such Investment, minus (ii) the amount of dividends or distributions received in connection with such Investment and any return of capital or repayment of principal received in respect of such In- vestment that, in each case, is received in cash or Cash Equivalents. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, or an equivalent rating by any other rating agency. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the U.S. government or any agency or instrumentality thereof (other than Cash Equivalents); (2) securities that have an Investment Grade Rating, but excluding any debt securities or in- struments constituting loans or advances among the Borrower and its Subsidiaries; (3) investments in any fund that invests at least 95.0% of its assets in investments of the type described in clauses (1) and (2) above and clause (4) below which fund may also hold immaterial amounts of cash pending investment and/or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments and in each case with maturities not exceeding two years from the date of ac- quisition. “IP” has the meaning specified in the Preliminary Statements to this Agreement. “IP Rights” has the meaning specified in Section 5.17.

- 36 - “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by an L/C Issuer and the Borrower (or any other Permitted L/C Party) or in favor of such L/C Issuer and relating to such Letter of Credit. “Joint Venture” means any Person (other than a Subsidiary of the Borrower) in which the Borrower (in- cluding ownership through Subsidiaries) owns Equity Interests representing 50% or less of the Equity Interests of such Person. “Joint Venture Debt” means Indebtedness and other obligations of a Joint Venture or of a JV Subsidiary that owns Equity Interests in such Joint Venture, as to which the creditors will not, pursuant to the terms in the agreements governing such Indebtedness or other obligations, have any recourse to the Equity Interests in or assets of the Borrower or any Restricted Subsidiary, other than the assets of such JV Subsidiary related to such Joint Ven- ture, and the assets of and Equity Interests in, such Joint Venture, provided that, except for Performance Contingent Obligations, neither the Borrower nor any Restricted Subsidiary (other than such JV Subsidiary) (a) provides any direct or indirect credit support, including any undertaking, agreement or instrument that would constitute Indebted- ness or (b) is otherwise directly or indirectly liable for such Indebtedness. “JV Subsidiary” means each Restricted Subsidiary of the Borrower (a) that directly holds an Equity Interest in any Joint Venture and (b) that has no other material assets. “KPI Metric” means each of the GHG Emissions, the Water Use Intensity and the Management and Lead- ership Positions Held By Women. “KPI Metrics Report” means an annual report (it being understood that this annual report may take the form of the annual Sustainability Report) that sets forth reasonably detailed calculations for each KPI Metric for the most recently ended calendar year, in each case including whether the relevant Sustainability Performance Target for such KPI Metric has been achieved for such calendar year. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guide- lines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpreta- tion or administration thereof by any Governmental Authority charged with the enforcement, interpretation or ad- ministration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Credit Lender, such Lender’s funding of its partici- pation in any applicable L/C Borrowing in accordance with its Applicable Revolving Credit Percentage. All L/C Advances shall be denominated in Dollars. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or, to the extent applicable, refinanced as a Revolving Credit Bor- rowing. All L/C Borrowings shall be denominated in Dollars. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Issuer” means, with respect to the Revolving Credit Facility, (i) Bank of America, (ii) BNP Paribas, (iii) CoBank, ACB, (iv) Crédit Agricole Corporate and Investment Bank, (v) JPMorgan Chase Bank, N.A., (vi) PNC Bank, National Association, and (vii) any other Revolving Credit Lender that becomes an L/C Issuer in accordance with Section 2.03(m) hereof (in each case under (i) through (vii) above, for so long as such Person shall have a Let-

- 37 - ter of Credit Commitment), each in its respective capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, but excluding any Lender that resigns or is removed as an L/C Issuer pursuant to the terms hereof (except to the extent such Person has continuing rights and/or obligations with respect to Letters of Credit after such resignation or removal). References to the L/C Issuer herein shall, as the context may indicate (including with respect to any particular Letter of Credit, L/C Credit Extension, L/C Borrowing or L/C Obligations), mean the applicable L/C Issuer, each L/C Issuer, any L/C Issuer, or all L/C Issuers. Each Lender that is an L/C Is- suer, by executing this Agreement in its capacity as a Lender, also executes this Agreement as an L/C Issuer, and so separate signature of such L/C Issuer shall be required. “L/C Obligations” means, as at any date of determination with respect to the applicable Facility, the aggre- gate amount available to be drawn under all outstanding Letters of Credit under such Facility plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings under such Facility. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCT Determination Date” has the meaning set forth in Section 1.03(c)(iii). “Leadership Roles” means the number of all employees leading people in all pay grades. “Lender” has the meaning specified in the introductory paragraph hereto and, unless the context otherwise requires, includes the Swing Line Lender. “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent, which office may include any Affiliate of such Lender or any domestic or foreign branch of such Lender or such Affiliate. Unless the context otherwise requires each reference to a Lender shall include its applicable Lending Office. “Letter of Credit” means (a) any Commercial Letter of Credit or Financial Letter of Credit or (b) any Exist- ing Letter of Credit. Letters of Credit may be issued in Dollars or in an Alternative Currency. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Let- ter of Credit in the form from time to time in use by an L/C Issuer. “Letter of Credit Commitment” means, as to any L/C Issuer at any time, the amount set forth on Schedule 1.01(b) (as such schedule may be updated from time to time pursuant to Section 2.03 or otherwise, which update shall be provided to the Administrative Agent for incorporation into such updated Schedule 1.01(b)), to be the max- imum face amount to be issued by each such L/C Issuer of Letters of Credit under the Revolving Credit Facility. “Letter of Credit Expiration Date” means the fifth Business Day preceding the Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day). “Letter of Credit Fee” has the meaning specified in Section 2.03(i). “Letter of Credit Sublimit” means an aggregate amount equal to the lesser of (i) $100,000,000 and (ii) the aggregate amount of the Revolving Credit Commitments. The Letter of Credit Sublimit is part of, and not in addi- tion to, the Revolving Credit Facility. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, ease- ment, right-of-way or other encumbrance on title to real property, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having sub- stantially the same economic effect as any of the foregoing).

- 38 - “Limited Condition Transaction” means (i) any acquisition, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Equity Interests or otherwise, of any assets, busi- ness or Person, or any other Investment by one or more of the Borrower and its Subsidiaries permitted by this Agreement, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third-party financing or (ii) any redemption, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock requiring notice in advance of such redemption, repurchase, defeasance, satis- faction and discharge or repayment. “Liquidity” means, at any time, the sum of (i) all Unrestricted Cash of the Loan Parties and their respective Restricted Subsidiaries (which, for the avoidance of doubt, shall exclude any cash on deposit in the Specified Ac- count) and (ii) Revolving Credit Facility Availability. “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan (or any other Class of Loans established pursuant to a Credit Extension Amendment), as the context may require. “Loan Documents” means, collectively, this Agreement, each Note, the Guaranty, each Issuer Document, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.16 of this Agreement, each Fee Letter, each Credit Extension Amendment and each Collateral Document. “Loan Parties” means, collectively, the Borrower and each Guarantor. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market. “Management and Leadership Positions Held By Women” means the proportion of positions for Leader- ship Roles and Individual Contributors roles held by women (or individuals who identify as women). “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, properties, liabilities (actual or contingent) or financial condition of the Borrower or the Borrower and its Restricted Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of the Loan Parties (taken as a whole) to perform their respective obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a par- ty. “Material Commercial Tort Claim” means any commercial tort claim with respect to which a Loan Party is the plaintiff or a beneficiary and that makes a claim for damages, or other claim for judgment, in an amount greater than or equal to $10,000,000. “Material Indebtedness” means any Indebtedness or Guarantee (other than Indebtedness hereunder and In- debtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount. “Maturity Date” means (a) with respect to the Revolving Credit Facility, the fifth anniversary of the Sign- ing Date, (b) with respect to the Term B Facility, the seventh anniversary of the Signing Date, and (c) with respect to the Term F Facility, the sixth anniversary of the Signing Date; provided that, in each case, if such date is not a Busi- ness Day, the Maturity Date shall be the next preceding Business Day. “Measurement Period” means, at any date of determination, the most recently completed four fiscal quar- ters of the Borrower. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting

- 39 - Lender, an amount equal to (1) in the case of Letters of Credit denominated in Dollars, 102% and (2) in the case of Letters of Credit denominated in any Alternative Currency, 105% of the Fronting Exposure of the applicable L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (b) with respect to Cash Collateral con- sisting of cash or deposit account balances provided in accordance with the provisions of Section 2.16(a)(i), (a)(ii) or (a)(iii), an amount equal to (1) in the case of Letters of Credit denominated in Dollars, 102% and (2) in the case of Letters of Credit denominated in any Alternative Currency, 105% of the Outstanding Amount of all L/C Obliga- tions, and (c) otherwise, an amount determined by the Administrative Agent and the applicable L/C Issuer in their sole discretion. “Minimum Liquidity Condition” means, at any time, the Borrower has Liquidity of at least $225,000,000, calculated on a Pro Forma Basis after giving effect to any Restricted Payment and other Specified Transactions oc- curring on such date. “Minority Investment” means an Investment by the Borrower or any Restricted Subsidiary in the Equity In- terests of another Person (other than the Borrower or any Restricted Subsidiary) whose primary business at such time is substantially the same as one or more business lines of the Borrower or such Subsidiary or reasonably related thereto that results in the direct ownership by the Borrower or a Restricted Subsidiary of less than 50% of the out- standing Equity Interests of such other Person, irrespective of whether the board of directors (or other governing body) of such Person has approved such Investment; provided that a “Minority Investment” shall not include (a) Investments in Joint Ventures existing on the Initial Funding Date (or contemplated to be existing on the Initial Funding Date), (b) Investments in any securities received in satisfaction or partial satisfaction from financially trou- bled account debtors or (c) Investments made or deemed made as a result of the receipt of non-cash consideration in connection with Asset Sales otherwise permitted hereunder. “MNPI” has the meaning assigned to such term in Section 10.06(h)(iv). “MNPI Representation” has the meaning assigned to such term in Section 10.06(h)(iv). “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage” shall mean a mortgage, deed of trust, deed to secure debt, or similar security instrument in form and substance reasonably satisfactory to the Administrative Agent, in favor of the Administrative Agent for the benefit of the Secured Parties, as the same may be amended, amended and restated, modified, supplemented, ex- tended or renewed from time to time. “Mortgaged Property” shall mean the real property listed on Schedule 5.08 and any real property which may from time to time be the subject of a Mortgage pursuant to Section 6.12. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, or to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise). “Multiple Employer Plan” means a Plan which has two or more contributing sponsors (including the Bor- rower or any ERISA Affiliate) at least two of whom are not under common control, as such a plan is described in Section 4064 of ERISA, including any such Plan to which the Borrower or any ERISA Affiliate has any liability (contingent or otherwise). “Net Cash Proceeds” means: (a) with respect to any Asset Sale by the Borrower or any of its Restricted Subsidiaries, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such transaction (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetiza- tion of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the prin- cipal amount, plus any interest, fees, premiums and other amounts, of any Indebtedness that is secured by a

- 40 - Lien on the applicable asset that is senior to the Lien securing the Obligations (or if the Obligations are not secured by a Lien on the applicable asset) and is subject to mandatory prepayment as a result of such event that must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable Law, be repaid out of the proceeds from such Asset Sale and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents and any Incremental Equivalent Debt), (B) all fees, commissions and the actual out-of-pocket expenses incurred or payable by the Borrower or such Restricted Subsidiary to third parties in connection with such transaction, (C) Taxes paid or reasonably es- timated to be actually payable within two years of the date of the relevant transaction as a result of any gain recognized in connection therewith and the amount of any reserves established by the Borrower and its Re- stricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable, that are directly at- tributable to such event (provided that any determination by the Borrower that Taxes estimated to be paya- ble are not payable and any reduction at any time in the amount of any such reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the receipt by the Borrower at such time of Net Cash Proceeds in the amount of the estimated Taxes not payable or such reduction as if received at the time of the original transaction giving rise to such Net Cash Proceeds, as applicable), (D) to the extent applicable, payments made to IP or any of its Subsidiaries to satisfy contractual obligations under the Brazil Payment Agreement and (E) the pro rata portion of net cash proceeds thereof (calculated without regard to this subclause (E)) attributable to minority interests or beneficial interests in the disposed asset and not available for distribution to or for the account of the Borrower and the Restricted Subsidiaries as a result thereof; (b) in the case of any Extraordinary Receipt, the aggregate amount of cash proceeds of insur- ance, condemnation awards and other compensation (excluding proceeds constituting business interruption insurance or other similar compensation for loss of revenue) received by the Borrower or any Restricted Subsidiary in respect of such Extraordinary Receipt net of (A) fees and expenses incurred by or on behalf of the Borrower or any Restricted Subsidiary in connection with such receipt, (B) repayments of principal, interest, premiums, fees and other amounts in respect of Indebtedness (other than Indebtedness under the Loan Documents and any Incremental Equivalent Debt) to the extent secured by a prior Lien on such prop- erty that is permitted by the Loan Documents and is or otherwise subject to mandatory prepayment as a re- sult of such event, (C) costs of preparing assets for transfer upon a taking or condemnation, and (D) any Taxes paid or reasonably estimated to be payable (with any such estimate later not proving to have been payable (other than as a result of payment thereof) becoming Net Cash Proceeds at such time) by or on be- half of the Borrower or any Restricted Subsidiary in respect of the amount so received (after application of all credits and other offsets arising from such Extraordinary Receipt) and amounts required to be paid to any Person (other than any Loan Party) owning a beneficial interest in the subject property; and (c) in the case of any Asset Sale, any funded escrow established pursuant to the documents evidencing any such Asset Sale to secure any reasonable and customary indemnification obligations or ad- justments to the purchase price associated with any such Asset Sale; provided that the amount of any sub- sequent reduction of such escrow (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Cash Proceeds of such an Asset Sale or Extraordinary Receipt occurring on the date of such reduction solely to the extent that the Borrower and/or any Restricted Subsidiaries receive cash (or the right to such cash) in an amount equal to the amount of such reduction. “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Loan Party” means a Restricted Subsidiary of the Borrower that is not a Loan Party. “Non-SOFR Successor Rate” has the meaning specified in Section 3.03(c). “Note” means a Term B Note, Term F Note or a Revolving Credit Note, as the context may require.

- 41 - “Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party (and if applicable, any Subsidiary) arising under any Loan Document or otherwise with respect to any Loan, Letter of Credit, Secured Bilateral L/C Obligation, Secured Cash Management Agreement or Secured Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any case or proceeding under any Debt- or Relief Laws naming such Person as the debtor in such case or proceeding, regardless of whether such interest, fees and expenses are allowed claims in such proceeding; provided that the Obligations of a Guarantor shall exclude any Excluded Swap Obligations of such Guarantor. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorpo- ration and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdic- tion); (b) with respect to any limited liability company, the certificate or articles of formation or association or or- ganization or trade register extract and operating agreement; and (c) with respect to any partnership, Joint Venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its for- mation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organiza- tion and, if applicable, any certificate or articles of formation or organization of such entity. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received pay- ments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or sim- ilar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or reg- istration of, from the receipt or perfection of a security interest under, or otherwise with respect to any Loan Docu- ment, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06) and any Luxembourg registration duties (droits d’enregistrement) which may become due in Luxembourg as a result of a voluntary registration of any of the Loan Documents in Luxem- bourg. “Outstanding Amount” means (a) with respect to Term Loans, Revolving Credit Loans and Swing Line Loans on any date, the Dollar Equivalent amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Term Loans, Revolving Credit Loans and Swing Line Loans, as the case may be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the Dol- lar Equivalent amount of the aggregate outstanding amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obli- gations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Overnight Rate” means, for any day, (a) with respect to any amount denominated in Dollars, the greater of (i) the Federal Funds Rate and (ii) an overnight rate determined by the Administrative Agent, the applicable L/C Issuer, or the Swing Line Lender, as the case may be, in accordance with banking industry rules on interbank com- pensation, and (b) with respect to any amount denominated in an Alternative Currency, the rate of interest per an- num at which overnight deposits in the applicable Alternative Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by a branch or Affiliate of Bank of America in the applicable offshore interbank market for such currency to major banks in such interbank market. “Partially Successful Completion Threshold” means the applicable “Partially Successful Completion Threshold” set forth in Schedule 2.18(b). “Participant” has the meaning specified in Section 10.06(d).

- 42 - “Participant Register” has the meaning specified in Section 10.06(d). “Participating Member State” means any member state of the European Union that has the Euro as its law- ful currency in accordance with legislation of the European Union relating to Economic and Monetary Union. “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum required contribu- tions (including any installment payment thereof) to Pension Plans and set forth in Section 412 and 430 of the Code and Sections 302 and 303 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan but exclud- ing a Multiemployer Plan) that is maintained or is contributed to by the Borrower or any ERISA Affiliate and is ei- ther covered by Title IV of ERISA or is subject to the Pension Funding Rules. “Perfection Certificate” means that certain Perfection Certificate, to be dated as of the Initial Funding Date, by the Borrower and the Guarantors in favor of the Administrative Agent, substantially in the form of Exhibit J. “Performance Contingent Obligations” means any bid, performance or similar project related bonds, parent company performance guarantees, bank performance guaranties or surety bonds. “Permitted Acquisition” means the non-hostile purchase or other acquisition of one or more related busi- nesses so long as: (a) the Person to be acquired becomes, or the assets to be acquired are acquired by, the Bor- rower or a Restricted Subsidiary of the Borrower; provided that the aggregate consideration paid by Loan Parties for the acquisition of (x) Equity Interests in Persons that do not become Guarantors, or (y) assets to be acquired by Persons that are not Loan Parties, pursuant to Permitted Acquisitions shall not exceed the greater of (x) $100,000,000 and (y) 3.60% of Total Assets; (b) (A) immediately before and immediately after giving pro forma effect to any such acqui- sition, no Event of Default shall have occurred and be continuing and (B) immediately after giving effect to such acquisition and all related transactions (including any Incurrence and repayment of Indebtedness), the Borrower and its Restricted Subsidiaries shall be in compliance with the Financial Covenants on a Pro Forma Basis; provided that if such acquisition is a Limited Condition Transaction, the conditions in clauses (A) and (B) above may be satisfied as of the date of the entering into of the definitive agreement for such Limited Condition Transaction so long as no Specified Default shall have occurred and be continuing at the time of, or would result from, the consummation thereof; (c) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business as one or more of the businesses of the Borrower and its Subsidiaries in the ordinary course or reasonably related thereto, except that the Bor- rower or applicable Subsidiary may also acquire some unrelated lines of business that such Borrower or applicable Subsidiary may dispose of following the acquisition; and (d) the Administrative Agent shall have received a certificate certifying that all the require- ments set forth in this definition have been satisfied with respect to such purchase or other acquisition, to- gether with reasonably detailed calculations demonstrating satisfaction of the requirements set forth in clause (b) above. “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent de- rivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) purchased by the Borrower in connec- tion with the issuance of any Permitted Convertible Indebtedness and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to

- 43 - the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith). “Permitted Bridge Indebtedness” means customary bridge facilities of the Borrower or any Restricted Sub- sidiary that if not converted into the intended conversion product, is automatically convertible into Indebtedness that satisfies all applicable maturity and weighted average life limitations. “Permitted Convertible Indebtedness” means senior, unsecured Indebtedness of the Borrower or any Re- stricted Subsidiary that is convertible into shares of common stock of the Borrower (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower), cash or a combi- nation thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower. “Permitted Credit Agreement Refinancing Indebtedness” means Refinancing Indebtedness Incurred pursu- ant to Section 7.02(b)(xiv) in respect of Indebtedness Incurred pursuant to Section 7.02(b)(i)(i). “Permitted Debt” has the meaning specified in Section 7.02(b). “Permitted Investments” means: (1) any Investment in cash and Cash Equivalents and Investments that were Cash Equiva- lents when made; (2) any Investment by the Borrower or any Restricted Subsidiary in the Borrower or in any Person that, prior to such Investment, is a Restricted Subsidiary; provided that the aggregate amount of In- vestments by any Loan Party in Restricted Subsidiaries that are not Guarantors under this clause (2) shall not exceed $25,000,000 at any time outstanding; provided, further, that any Investment subject to this pro- viso shall no longer be deemed outstanding if the Restricted Subsidiary that received such Investment sub- sequently becomes or is merged into or amalgamated or consolidated with a Loan Party; (3) Investments constituting Permitted Acquisitions; (4) any Investment in securities or other assets (including promissory notes and non-cash consideration) received in connection with an Asset Sale made pursuant to Section 7.05; (5) Investments existing on the Signing Date (or contemplated to be existing on the Initial Funding Date) and, with respect to each individual Investment outstanding in an amount in excess of $5,000,000, set forth on Schedule 7.03, and any modification, replacement, renewal, reinvestment or exten- sion thereof that does not increase the amount thereof beyond the value of such Investment at the time of such event; (6) loans and advances to, or guarantees of Indebtedness of, employees, directors, officers, managers, consultants or independent contractors in the ordinary course of business, in an aggregate amount, taken together with all other Investments made pursuant to this clause (6) that are at the time out- standing, not to exceed $15,000,000; (7) loans and advances to officers, directors, employees, managers, consultants and inde- pendent contractors for business-related travel and entertainment expenses, moving and relocation expenses and other similar expenses, in each case in the ordinary course of business; (8) any Investment (x) acquired by the Borrower or any of its Restricted Subsidiaries (a) in exchange for any other Investment or accounts receivable held by the Borrower or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of

- 44 - the Borrower of such other Investment or accounts receivable, or (b) as a result of a foreclosure or other remedial action by the Borrower or any of its Restricted Subsidiaries with respect to any Investment or oth- er transfer of title with respect to any Investment in default and (y) received in compromise or resolution of (a) obligations of trade creditors or customers that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar ar- rangement upon the bankruptcy or insolvency of any trade creditor or customer, or (b) litigation, arbitration or other disputes; (9) Swap Contracts and Cash Management Agreements permitted under Section 7.02(b)(x); (10) Investments consisting of any bid, performance or similar project related bonds, parent company performance guarantees, bank performance guaranties or surety bonds or performance letters of credit, together with any payment thereunder, including the reimbursement of draws under the Existing Bi- lateral Letter of Credit by the Borrower and its Restricted Subsidiaries in an aggregate amount not to ex- ceed such draw; (11) [reserved]; (12) [reserved]; (13) Investments the payment for which consists of Equity Interests of the Borrower; provid- ed, however, that such Equity Interests will not increase the Cumulative Available Amount; (14) Investments consisting of the leasing, licensing, sublicensing or contribution of intellec- tual property pursuant to joint marketing arrangements with other Persons; (15) Investments consisting of purchases or acquisitions of inventory, supplies, materials and equipment or purchases, acquisitions, licenses, sublicenses, leases or subleases of intellectual property, oth- er assets or other rights, in each case in the ordinary course of business; (16) any Investment in a Receivables Subsidiary or any Investment by a Receivables Subsidi- ary in any other Person in connection with a Qualified Receivables Financing, including Investments of funds held in accounts permitted or required by the arrangements governing such Qualified Receivables Fi- nancing or any related Indebtedness; (17) Investments of a Restricted Subsidiary of the Borrower acquired after the Initial Funding Date or of an entity merged or amalgamated into or consolidated with a Restricted Subsidiary of the Bor- rower in a transaction that is not prohibited by Section 7.04 or 7.05 after the Initial Funding Date to the ex- tent that such Investments were not made in contemplation of such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolida- tion; (18) [reserved]; (19) advances, loans or extensions of trade credit in the ordinary course of business by the Borrower or any of the Restricted Subsidiaries; (20) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business; (21) Investments in the ordinary course of business consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Uniform Commercial Code Article 4 customary trade arrangements with customers;

- 45 - (22) Investments to the extent such Investments consist of prepaid expenses, negotiable in- struments held for collection and lease, utility and workers’ compensation, performance and other similar deposits made in the ordinary course of business by the Borrower or any Restricted Subsidiary; (23) accounts receivable, security deposits and prepayments and other credits granted or made in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and others, including in connection with the bankruptcy or reor- ganization of, or settlement of delinquent accounts and disputes with or judgments against, such account debtors and others, in each case in the ordinary course of business; (24) Investments acquired as a result of a foreclosure by the Borrower or any Restricted Sub- sidiary with respect to any secured Investments or other transfer of title with respect to any secured Invest- ment in default; (25) Investments resulting from pledges and deposits that are Permitted Liens; (26) acquisitions of obligations of one or more directors, officers or other employees or con- sultants of the Borrower, or any Subsidiary of the Borrower in connection with such director’s, officer’s, employee’s or consultant’s acquisition of Equity Interests of the Borrower, so long as no cash is actually advanced by the Borrower or any Restricted Subsidiary to any such director, officer, employee or consult- ant in connection with the acquisition of any such obligations; (27) guarantees of operating leases (for the avoidance of doubt, excluding Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case, entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business; (28) Investments consisting of the redemption, purchase, repurchase or retirement of any Eq- uity Interests permitted by Section 7.06; (29) Investments consisting of guarantees in the ordinary course of business to support the ob- ligations of any Restricted Subsidiary under its worker’s compensation and general insurance agreements; (30) Investments resulting from the forgiveness or conversion to Equity Interests of any In- debtedness permitted pursuant to Section 7.02; (31) the purchase of any Permitted Bond Hedge Transaction by the Borrower and the perfor- mance of its obligations thereunder; (32) Investments held to meet obligations of the Borrower and its Restricted Subsidiaries to pay benefits under non-qualified retirement and deferred compensation plans maintained for the benefit of employees in the ordinary course of its business and consistent with past practice or ordinary course indus- try norms; (33) Investments by a Loan Party in Restricted Subsidiaries that are not Guarantors so long as such transaction is part of a series of related transactions that result in the proceeds of the initial investment being invested in, or transferred to, one or more Loan Parties (or, if the initial proceeds were held at a Re- stricted Subsidiary that is not a Loan Party, invested in, or transferred to, a Restricted Subsidiary that is not a Loan Party); (34) [reserved]; (35) intercompany current liabilities owed to Unrestricted Subsidiaries or joint ventures in- curred in the ordinary course of business in connection with the cash management operations of the Bor- rower and its Subsidiaries; and

- 46 - (36) the CoBank Equities and any other stock or securities of, or Investments in, CoBank or its investment services or programs. “Permitted L/C Party” means the Borrower and any Subsidiary of the Borrower. “Permitted Liens” means, with respect to any Person: (1) Liens Incurred in connection with workers’ compensation laws, unemployment insurance laws or similar legislation or other social security legislation, or in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases or subleases to which such Person is a party, or to secure public or statutory obligations of such Person or to secure surety, judgment, stay, customs or appeal bonds or other obligations of a like nature to which such Person is a party, or as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business; (2) (A) Liens imposed by law, such as carriers’, warehousemen’s, landlords’, materialmen’s, repairmen’s, construction contractors’, mechanics’ or other similar Liens, in each case for sums not yet overdue by more than 60 days or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review (or which, if due and payable, are being contest- ed in good faith by appropriate proceedings and for which adequate reserves are being maintained, to the extent required by GAAP (or, for Foreign Subsidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization)) or (B) Liens placed on the as- sets of any Subsidiary organized under the Laws of Brazil by any Governmental Authority in Brazil relat- ing to the Specified Disclosed Litigation and/or good faith deposits made in the ordinary course of business to secure the performance of bids, lawsuits, judicial and/or administrative proceedings; (3) Liens for taxes, assessments or other governmental charges or levies (i) which are not yet overdue by more than 60 days or (ii) which are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained to the extent required by GAAP (or, for Foreign Sub- sidiaries, in conformity with generally accepted accounting principles that are applicable in their respective jurisdiction of organization), or for property taxes on property such Person or one of its Subsidiaries has de- termined to abandon if the sole recourse for such tax, assessment, charge, levy or claim is to such property; (4) Liens in favor of issuers of performance and surety bonds, bid, indemnity, warranty, re- lease, judgment, appeal or similar bonds or with respect to regulatory requirements or letters of credit or bankers’ acceptances issued and completion guarantees provided for, in each case, pursuant to the request of and for the account of such Person in the ordinary course of its business; (5) survey exceptions, encumbrances, ground leases, easements or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph and telephone and cable television lines, gas and oil pipelines and other similar purposes, or zoning, building codes or other restrictions (including, without limitation, minor defects or irregularities in title and similar encumbrances) as to the use of real properties or Liens which do not in the aggregate materially adversely interfere with the ordinary conduct of the business of such Person; (6) Liens Incurred to secure obligations in respect of Indebtedness permitted to be Incurred pursuant to Section 7.02(a), clause (i), (iv), (v) (but excluding the Existing Bilateral Letter of Credit), (xx), or (xxxii) of Section 7.02(b) and, solely in respect of Refinancing Indebtedness of obligations in respect of Indebtedness Incurred (or unutilized commitments in respect of Indebtedness) pursuant to Section 7.02(a) (if Indebtedness being Refinanced is secured) or Section 7.02(b)(i) or any successive Refinancing of such Indebtedness, Section 7.02(b)(xiv) and, in each case, obligations secured ratably thereunder; provided that, (x) in the case of Section 7.02(b)(iv) and 7.02(b)(xxxii), such Lien extends only to the assets and/or Equity Interests, the acquisition, lease, construction, repair, replacement or improvement of which is financed thereby and any replacements, additions, accessions and improvements thereto and any income, profits or proceeds thereof (collectively, the “Improvements”); (y) in the case of Section 7.02(b)(xx), such Lien does not extend to the property or assets (or income or profits therefrom) of Borrower or any Restricted Subsidi-

- 47 - ary other than a Non-Loan Party; and (z) in the case of Section 7.02(a), such Indebtedness is permitted to be secured by such section; (7) Liens existing on the Signing Date (or contemplated to be outstanding on the Initial Funding Date) and, to the extent securing obligations in an aggregate amount in excess of $5,000,000, listed on Schedule 7.01, and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed (except to remove any property from coverage of the Lien), (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b), (iii) no Loan Party that was not an obligor with respect thereto shall become an obligor in connection with such renewal or exten- sion, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Sec- tion 7.02(b); (8) Liens on assets of, or Equity Interests in, a Person at the time such Person becomes a Subsidiary; provided, however, that such Liens are not created or Incurred in connection with, or in con- templation of, such other Person becoming such a Subsidiary; provided, further, that such Liens are limited to all or part of the same property or assets (plus Improvements on such property or assets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obligations to which such Liens relate; (9) Liens on assets at the time the Borrower or a Restricted Subsidiary of the Borrower ac- quired the assets, including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or any Restricted Subsidiary of the Borrower; provided, however, that such Liens are not created or Incurred in connection with, or in contemplation of, such acquisition; provided, further, that such Liens are limited to all or part of the same property or assets (plus Improvements on such property or as- sets) that secured (or, under the written arrangements under which the Liens arose, could secure) the obli- gations to which such Liens relate; (10) Liens securing Indebtedness or other obligations of the Borrower or a Restricted Subsidi- ary owing to the Borrower or another Restricted Subsidiary of the Borrower permitted to be Incurred in ac- cordance with Section 7.02; provided that Liens securing Indebtedness or other obligations of a Non-Loan Party do not extend to the property or assets of Borrower or any Restricted Subsidiary other than a Non- Loan Party; (11) Liens securing the Obligations; (12) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit entered into in the ordinary course of business issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (13) leases, subleases, licenses, sublicenses, occupancy agreements or assignments of or in re- spect of real or personal property; (14) Liens arising from, or from Uniform Commercial Code financing statement filings re- garding, leases or consignments entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business; (15) (i) Liens on Receivables Assets (and in the case of Foreign Subsidiaries, bank accounts into which proceeds of accounts receivable are paid) Incurred in connection with a Qualified Receivables Factoring or a Qualified Receivables Financing permitted by Section 7.02(b)(xxii) and (ii) Liens securing Indebtedness or other obligations of any Receivables Subsidiary; (16) (i) deposits made or other security provided in the ordinary course of business to secure liability to insurance carriers or under self-insurance arrangements in respect of such obligations and (ii)

- 48 - liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (17) (i) Liens on Equity Interests in and assets of Foreign Subsidiaries securing Indebtedness or other obligations of a Foreign Subsidiary permitted by Section 7.02(b)(xxiii) and (ii) Liens on Equity In- terests of an Unrestricted Subsidiary (other than an Unrestricted Subsidiary the primary assets of which are cash and/or Cash Equivalents) securing Indebtedness of such Unrestricted Subsidiary; (18) grants of intellectual property, software and other technology licenses that do not materi- ally detract from or interfere with the Borrower’s use of such assets; (19) judgment and attachment Liens not giving rise to an Event of Default pursuant to Sec- tion 8.01(h) and notices of lis pendens and associated rights related to litigation being contested in good faith by appropriate proceedings and for which adequate reserves have been made; (20) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; (21) [reserved]; (22) Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in clauses (7), (8), (9) and (11) of this definition; provid- ed, however, that (x) such new Lien shall be limited to all or part of the same property or assets that secured (or, under the written arrangements under which the original Lien arose, could secure) the original Lien (plus Improvements on such property or assets), and (y) the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (A) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (7), (8), (9) and (11) of this definition at the time the original Lien became a Permitted Lien under this Agreement, and (B) an amount necessary to pay the Related Costs in connection therewith, related to such Refinancing; (23) other Liens securing obligations the principal amount of which does not exceed the great- er of (x) $85,000,000 and (y) 3.0% of Total Assets, at any one time outstanding; (24) Liens (i) on the Equity Interests or assets of a joint venture to secure Indebtedness of such joint venture permitted to be Incurred pursuant to Section 7.02, (ii) consisting of customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to Subsidi- aries that are not Wholly-Owned Restricted Subsidiaries or (iii) consisting of any encumbrance or re- striction (including put and call arrangements) in favor of a joint venture party with respect to Equity Inter- ests of, or assets owned by, any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (25) Liens on equipment of the Borrower or any Restricted Subsidiary of the Borrower grant- ed in the ordinary course of business to the Borrower’s or such Restricted Subsidiary’s client at which such equipment is located; (26) CoBank’s statutory Lien in the CoBank Equities; (27) [reserved]; (28) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation and exportation of goods; (29) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code, or any comparable or successor provision, on items in the course of collection; (ii) attaching to pool- ing, commodity trading accounts or other commodity brokerage accounts Incurred in the ordinary course of

- 49 - business; and (iii) in favor of banking or other financial institutions or entities, or electronic payment ser- vice providers, arising as a matter of law encumbering deposits (including the right of setoff) and which are within the general parameters customary in the banking or finance industry; (30) Liens with respect to overdrafts; provided such overdrafts are paid within five (5) Busi- ness Days; (31) any encumbrance or restriction (including put and call arrangements) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (32) Liens on insurance policies and the proceeds thereof securing the financing of the premi- ums with respect thereto; (33) Liens on vehicles or equipment of the Borrower or any of the Restricted Subsidiaries granted in the ordinary course of business; (34) Liens consisting of any right of offset, or any statutory or consensual banker’s lien, on bank deposits or securities accounts maintained in the ordinary course of business so long as such bank de- posits or securities accounts are not established or maintained for the purpose of providing such right of offset or banker’s lien; (35) Liens (i) solely on cash advances and any cash earnest money deposits made by the Bor- rower or any Restricted Subsidiary in connection with any letter of intent or other agreement in respect of any Permitted Investment or Investment permitted pursuant to Section 7.06, (ii) on cash in escrows estab- lished for an adjustment in purchase price or liabilities or indemnities for dispositions or an acquisition of property or other Investment, to the extent the relevant disposition, acquisition or Investment is in respect of any Permitted Investment or permitted pursuant to Section 7.06; (36) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business; (37) Liens on securities that are the subject of repurchase agreements constituting Cash Equivalents or Investment Grade Securities; (38) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts Incurred in the ordinary course of business and not for speculative purposes; (39) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Borrower or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (40) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with; (41) security given to a public utility or any municipality or governmental authority when re- quired by such utility or authority in connection with the operations of that Person in the ordinary course of business; (42) zoning by-laws and other land use restrictions, including, without limitation, site plan agreements, development agreements and contract zoning agreements; (43) receipt of progress payments and advances from customers in the ordinary course of business to the extent same creates a Lien on the related inventory and proceeds thereof;

- 50 - (44) Liens deemed to exist in connection with Investments permitted by clause (1) of the defi- nition of “Permitted Investments” that constitute repurchase obligations; (45) Liens securing obligations in respect of trade-related letters of credit permitted under the covenant described under Section 7.02 and covering the goods (or the documents of title in respect of such goods) financed by such letters of credit and the proceeds and products thereof; (46) Liens arising by virtue of the rendition, entry or issuance against the Borrower or any of its Subsidiaries, or any property of the Borrower or any of its Subsidiaries, of any judgment, writ, order or decree to the extent the rendition, entry, issuance or continued existence of such judgment, writ, order or decree (or any event or circumstance relating thereto) has not resulted in the occurrence of an Event of De- fault hereunder; (47) Liens in favor of U.S. governmental authorities on deposit accounts in connection with auctions conducted on behalf of such governmental authorities in the ordinary course of business; provided that such Liens apply only to the amounts actually obtained from auctions conducted on behalf of such governmental authorities; (48) Liens on cash and Cash Equivalents consisting of proceeds of Indebtedness permitted hereunder issued by the Borrower or a Subsidiary under any indenture or similar debt instrument, pursuant to customary escrow arrangements that require the release of such cash and Cash Equivalents within 150 days after the date that such escrow is established and funded; provided that such Liens extend solely to the account in which such cash and Cash Equivalents are deposited and are solely in favor of the holders of such Indebtedness (or any agent or trustee for such Person or Persons); (49) Liens on cash and Cash Equivalents that are earmarked to be used to satisfy, defease or discharge Indebtedness; provided that (w) such cash and Cash Equivalents are deposited into an account from which payment is to be made, directly or indirectly, to the Person or Persons holding the Indebtedness that is to be satisfied, defeased or discharged, (x) such Liens extend solely to the account in which such cash and Cash Equivalents are deposited and are solely in favor of the Person or Persons holding the In- debtedness (or any agent or trustee for such Person or Persons) that is to be satisfied, defeased or dis- charged and (y) the satisfaction, defeasance or discharge of such Indebtedness is permitted hereunder; (50) Liens on the Investments permitted by clause (29) of the definition of “Permitted Invest- ments” securing the obligations described therein; (51) Liens in favor of a trustee or agent in an indenture or similar document relating to any In- debtedness to the extent such Liens secure only customary compensation and reimbursement obligations of such trustee or agent; and (52) Liens on cash proceeds of Indebtedness (and on the related escrow accounts) in connec- tion with the issuance of such Indebtedness into (and pending the release from) a customary escrow ar- rangement, to the extent such Indebtedness is Incurred in compliance with Section 7.02; provided that, notwithstanding the foregoing: (I) real property located in the United States (other than real property subject to a Mortgage) shall in no event be subject to any Liens securing Indebtedness for borrowed money; (II) any assets owned by a Specified Loan Party (other than assets pledged pursuant to a Col- lateral Document) shall in no event be subject to any Liens securing Indebtedness for borrowed money, other than (A) Liens permitted by clause (6) of the definition of “Permitted Liens” securing Indebtedness incurred under Section 7.02(b)(iv), which Indebtedness shall not exceed $20,000,000 in aggregate amount at any time outstanding, (B) Liens permitted by clauses (8), (9), (30) and (34) of the definition of “Permit-

- 51 - ted Liens” and (C) Liens permitted by clause (15) of the definition of “Permitted Liens” securing obliga- tions under the Brazil Receivables Factoring Program; and (III) the Specified Account Property shall in no event be subject to any Liens securing Indebt- edness for borrowed money, other than Liens in favor of the Administrative Agent or, if applicable, the ac- count bank or escrow agent. For purposes of determining compliance with this definition, (v) a Lien need not be Incurred solely by ref- erence to one category of Permitted Liens described in this definition but may be Incurred under any combination of such categories (including in part under one such category and in part under any other such category), (w) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this definition, (x) the principal amount of Indebtedness secured by a Lien outstanding under any cat- egory of “Permitted Liens” shall be determined after giving effect to the application of proceeds of any such Indebt- edness to refinance any such other Indebtedness, (y) if any Liens securing Indebtedness are Incurred to Refinance Liens securing Indebtedness initially Incurred (or, Lien securing Indebtedness Incurred to Refinance Liens securing Indebtedness initially Incurred) in reliance on a category of “Permitted Liens” measured by reference to a percent- age of Total Assets at the time of Incurrence, and such Refinancing would cause the percentage of Total Assets re- striction to be exceeded if calculated based on the Total Assets on the date of such Refinancing, such percentage of Total Assets restriction shall not be deemed to be exceeded (and such newly Incurred Liens shall be deemed permit- ted) to the extent the principal amount of such Indebtedness secured by such newly Incurred Liens does not exceed the principal amount of such Indebtedness secured by such Liens being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing and (z) if any Liens securing Indebtedness are Incurred to Refinance Liens securing Indebtedness initially Incurred (or, Liens securing Indebtedness Incurred to Refinance Liens securing Indebtedness initially Incurred) in reliance on a category of “Permitted Liens” measured by reference to a fixed dol- lar amount, such fixed dollar amount shall not be deemed to be exceeded (and such newly Incurred Liens shall be deemed permitted) to the extent the principal amount of such Indebtedness secured by such newly Incurred Liens does not exceed the principal amount of such Indebtedness secured by such Liens being Refinanced, plus the Relat- ed Costs Incurred or payable in connection with such Refinancing. “Permitted Refinancing Amendment” means an amendment to this Agreement executed by the Borrower, the Administrative Agent, each Permitted Refinancing Lender and Lender that agrees to provide any portion of the Permitted Credit Agreement Refinancing Indebtedness being incurred pursuant to Section 2.15, and, in the case of Permitted Refinancing Revolving Credit Commitments or Permitted Refinancing Revolving Loans, each L/C Issuer and the Swing Line Lender. “Permitted Refinancing Commitments” means the Permitted Refinancing Revolving Credit Commitments and the Permitted Refinancing Term Loan Commitments. “Permitted Refinancing Lender” means, at any time, any bank, other financial institution or institutional in- vestor that agrees to provide any portion of any Permitted Credit Agreement Refinancing Indebtedness pursuant to a Permitted Refinancing Amendment in accordance with Section 2.15; provided, each Permitted Refinancing Lender shall be subject to the Administrative Agent’s reasonable consent (solely to the extent such consent would be re- quired for an assignment to any such Lender pursuant to Section 10.06) and, in the case of Permitted Refinancing Revolving Credit Commitments or Permitted Refinancing Revolving Loans, each L/C Issuer and the Swing Line Lender, in each case, to the extent any such consent would be required under Section 10.06 for an assignment of Loans or Commitments to such Permitted Refinancing Lender. “Permitted Refinancing Loans” means the Permitted Refinancing Revolving Loans and the Permitted Refi- nancing Term Loans. “Permitted Refinancing Revolving Credit Commitments” means one or more Classes of revolving credit commitments hereunder or extended Revolving Credit Commitments that result from a Permitted Refinancing Amendment.

- 52 - “Permitted Refinancing Revolving Loans” means the Revolving Credit Loans made pursuant to any Per- mitted Refinancing Revolving Credit Commitment. “Permitted Refinancing Term Loan Commitments” means one or more Classes of term loan commitments hereunder that result from a Permitted Refinancing Amendment. “Permitted Refinancing Term Loans” means one or more Classes of Term Loans that result from a Permit- ted Refinancing Amendment. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) relating to the Borrower’s common stock (or other securities or property following a merger event, reclassification or other change of the common stock of the Borrower) sold by the Borrower sub- stantially concurrently with any purchase by the Borrower of a Permitted Bond Hedge Transaction and settled in common stock of the Borrower (or such other securities or property), cash or a combination thereof (such amount of cash determined by reference to the price of the Borrower’s common stock or such other securities or property), and cash in lieu of fractional shares of common stock of the Borrower; provided that the terms, conditions and covenants of each such transaction shall be such as are customary for transactions of such type (as determined by the board of directors of the Borrower, or a committee thereof, in good faith). “Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (other than a Mul- tiemployer Plan) , maintained for employees of the Borrower or any such plan to which the Borrower is required to contribute on behalf of any of its employees, and with respect to a Pension Plan, any such plan maintained or con- tributed to by an ERISA Affiliate of the Borrower. “Platform” has the meaning specified in Section 6.02. “Preferred Stock” means any Equity Interest with preferential right of payment of dividends or upon liqui- dation, dissolution or winding up “Prepayment Amount” has the meaning specified in Section 2.05(d). “Prepayment Date” has the meaning specified in Section 2.05(d). “Pre-Spin-Off Reorganization” has the meaning specified in the Preliminary Statements hereto. “Pro Forma Basis” and “Pro Forma Effect” means, for purposes of the calculation of any test, financial ra- tio, basket or covenant under this Agreement (including the Consolidated Senior Secured Leverage Ratio, the Con- solidated Leverage Ratio, the Consolidated Interest Coverage Ratio and the related calculation of Consolidated EBITDA for any period) as of any date, that pro forma effect will be given to each Specified Transaction that has occurred during the Measurement Period being used to calculate such test, financial ratio, basket or covenant, and/or subsequent to the end of the Measurement Period but no later than the date of such calculation; provided that “Pro Forma Basis” and “Pro Forma Effect” in respect of any Specified Transaction shall be calculated in good faith in a reasonable manner in accordance with the terms of this Agreement. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause

- 53 - another person to qualify as an “eligible contract participant” at such time under § 1a(18)(A)(v)(II) of the Commodi- ty Exchange Act. “Qualified Equity Interests” means Equity Interests of the Borrower other than Disqualified Stock. “Qualified Receivables Factoring” means any Factoring Transaction that meets the following conditions: (1) such Factoring Transaction is non-recourse to, and does not obligate, the Borrower or any Restricted Subsidiary, or their respective properties or assets (other than Receivables Assets) in any way other than pursuant to Standard Securitization Undertakings; provided that the Brazil Receivables Factoring Program need not meet the requirements of this clause (1); (2) all sales, conveyances, assignments or contributions of Receivables Assets by the Bor- rower or any Restricted Subsidiary are made at Fair Market Value in the context of a Factoring Transaction (as determined in good faith by the Borrower or any direct or indirect parent of the Borrower); and (3) such Factoring Transaction (including financing terms, covenants, termination events (if any) and other provisions thereof) is on market terms at the time such Factoring Transaction is first entered into or acquired (as determined in good faith by the Borrower or any direct or indirect parent of the Bor- rower) (in the case of the Brazil Receivables Factoring Program taking into the recourse nature of such transaction, where applicable) and may include Standard Securitization Undertakings. “Qualified Receivables Financing” means any Receivables Financing of a Receivables Subsidiary that meets the following conditions: (1) the Board of Directors of the Borrower shall have determined in good faith that such Qualified Receivables Financing (including financing terms, covenants, termination events and other provi- sions) is in the aggregate economically fair and reasonable to the Borrower and its Restricted Subsidiaries; (2) all sales conveyances, assignments or contributions of Receivables Assets by the Bor- rower or any Restricted Subsidiary to the Receivables Subsidiary are made at Fair Market Value (as deter- mined in good faith by the Borrower); and (3) the financing terms, covenants, termination events and other provisions thereof shall be market terms (as determined in good faith by the Borrower) and may include Standard Securitization Un- dertakings. “Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Peri- od (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Ratio Tested Committed Amount” has the meaning in the definition of “Incremental Ratio Amount.” “RCF/TLB Arrangers” means, collectively, each of the RCF/TLB Lead Arrangers and the RCF/TLB Co- Managing Agents. “RCF/TLB Co-Managing Agents” means, collectively, First Horizon Bank and Pinnacle Bank in their ca- pacities as co-managing agents with respect to the Revolving Credit Facility and the Term B Facility. “RCF/TLB Lead Arrangers” means, collectively, Bank of America, N.A., JPMorgan Chase Bank, N.A., CoBank, ACB, Crédit Agricole Corporate and Investment Bank, BNP Paribas Securities Corp., PNC Capital Mar- kets LLC and Sumitomo Mitsui Banking Corporation in their capacities as joint lead arrangers and joint bookrun- ners with respect to the Revolving Credit Facility and the Term B Facility.

- 54 - “Receivables Assets” means accounts receivable (whether now existing or arising in the future) of the Bor- rower or any of its Subsidiaries, and any assets related thereto including, without limitation, all collateral securing such accounts receivable, all contracts and all guarantees or other obligations in respect of such accounts receivable, proceeds of such accounts receivable and other assets which are customarily transferred or in respect of which secu- rity interests are customarily granted in connection with asset securitization or factoring transactions involving ac- counts receivable and any Swap Contracts entered into by the Borrower or any such Subsidiary in connection with such accounts receivable. “Receivables Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Receivables Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiar- ies), and (b) any other Person (in the case of a transfer by a Receivables Subsidiary), or may grant a security interest in, any Receivables Assets. “Receivables Repurchase Obligation” means (i) any obligation of a seller of receivables in a Qualified Re- ceivables Factoring or Qualified Receivables Financing to repurchase receivables arising as a result of a breach of a representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller or (ii) any right of a seller of receivables in a Quali- fied Receivables Factoring or Qualified Receivables Financing to repurchase defaulted receivables for the purposes of claiming sales tax bad debt relief. “Receivables Subsidiary” means a Wholly-Owned Restricted Subsidiary of the Borrower (or another Per- son formed for the purposes of engaging in a Qualified Receivables Financing with the Borrower in which the Bor- rower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Receivables Assets) which engages in no activities other than in connection with the financing of Receivables Assets of the Borrower and its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the Board of Directors of the Borrower (as provided below) as a Receivables Subsidiary and: (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by the Borrower or any other Subsidiary of the Borrower (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings), (ii) is recourse to or obligates the Borrower or any other Subsidiary of the Borrower in any way other than pursuant to Standard Securitization Undertakings, or (iii) subjects any property or asset of the Borrower or any other Subsidiary of the Borrower, directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings; (2) with which neither the Borrower nor any other Subsidiary of the Borrower has any mate- rial contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to the Borrower or such Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower; and (3) to which neither the Borrower nor any other Subsidiary of the Borrower has any obliga- tion to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation by the Board of Directors of the Borrower shall be evidenced to the Administrative Agent by filing with the Administrative Agent a certified copy of the resolution of the Board of Directors of the Bor- rower giving effect to such designation and a certificate of a Responsible Officer certifying that such designation complied with the foregoing conditions. “Recipient” means the Administrative Agent, any Lender, the L/C Issuers or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

- 55 - “Refinance” means to extend, renew, refund, refinance, replace, repay, prepay, redeem, repurchase, retire, defease or discharge, and “Refinancing,” “Refinances” and “Refinanced” shall have correlative meanings. “Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), any In- debtedness that extends, renews or refinances such Original Indebtedness (or any Refinancing Indebtedness in re- spect thereof); provided that (a) the principal amount (or accreted value, if applicable) of such Refinancing Indebt- edness (including undrawn or available committed amounts) shall not exceed the principal amount (or accreted val- ue, if applicable) of such Original Indebtedness (or unutilized commitments in respect of such Indebtedness to the extent such commitments were treated as incurred Indebtedness) except by an amount no greater than the amount of accrued and unpaid interest with respect to such Original Indebtedness and any fees, premium and expenses relating to such extension, renewal or refinancing; (b) either (i) the stated final maturity of such Refinancing Indebtedness shall not be earlier than that of such Original Indebtedness or (ii) such Refinancing Indebtedness shall not mature or be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, asset sale or a change in control or as and to the extent such repayment, prepayment, redemp- tion, repurchase or defeasance would have been required pursuant to the terms of such Original Indebtedness) prior to the date that is 91 days after the latest Maturity Date in effect on the date of such extension, renewal or refinanc- ing; provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated) of such Refinancing Indebtedness shall be permitted so long as the weighted average life to maturity of such Refinancing Indebtedness shall be no shorter than the weighted average life to maturity of such Original Indebtedness remaining as of the date of such extension, renewal or refinancing (or, if shorter, 91 days after the latest Maturity Date in effect on the date of such extension, renewal or refinancing) and provided further that, at the option of the Borrower, this clause (b) shall not preclude Permitted Bridge Indebtedness if the Indebtedness into which such Permitted Bridge Indebtedness is extended into, convertible or exchangeable for satisfies the requirements of this clause (b); (c) such Refinancing Indebtedness shall not constitute an obligation (including pursuant to a Guarantee) of the Borrower or any Subsidiary, in each case that shall not have been (or, in the case of after-acquired Subsidiaries, shall not have been required to become pursuant to the terms of the Original Indebtedness) an obligor in respect of such Original Indebtedness; (d) if such Original Indebtedness shall have been subordinated to the Obligations, such Refinancing Indebtedness shall also be subordinated to the Obligations on terms not less favorable in any material respect to the Lenders; (e) such Refinancing Indebtedness shall not be secured by any Lien on any asset other than the assets that secured such Original Indebtedness (or would have been required to secure such Original Indebtedness pursuant to the terms thereof, provided that in the case of such Indebtedness that is funded into escrow, such debt may be se- cured by the applicable funds and related assets held in escrow (and the proceeds thereof) until such funds are re- leased from escrow)) or, in the event Liens securing such Original Indebtedness shall have been contractually subor- dinated to any Lien securing the Obligations, by any Lien that shall not have been contractually subordinated to at least the same extent; and (f) the Original Indebtedness shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, defeased or satisfied or discharged substantially concurrently with the date such Refinancing Indebtedness is In- curred. “Register” has the meaning specified in Section 10.06(c). “Related Costs” means the aggregate amount of any fees, underwriting discounts, accrued and unpaid in- terest, premiums (including tender premiums), defeasance costs and other costs, fees, discounts and expenses. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, of- ficers, employees, agents, trustees and advisors of such Person and of such Person’s Affiliates. “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into or migration through the Environment, or into, from or through any building, structure or facility. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Fed- eral Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

- 56 - “Relevant Rate” means with respect to any Credit Extension denominated in (a) Dollars, Term SOFR and (b) Euros, EURIBOR, as applicable. “Renewable Energy Investments”: collectively, the investments made (or to be made) by the Borrower and its Subsidiaries that are not Foreign Subsidiaries to allow their pulp and paper mills to (a) generate power from re- newable energy sources (namely, energy conversion systems fueled by biomass) and (b) use the renewable power for their operations. “Replacement Assets” means (1) substantially all the assets of a Person primarily engaged in a Similar Business or (2) a majority of the voting stock of any Person primarily engaged in a Similar Business that will be- come, on the date of acquisition thereof, a Restricted Subsidiary. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than those events for which the 30 day notice period has been waived pursuant to such regulations. “Repricing Event” means (a) any voluntary prepayment or repayment of Term B Loans with the proceeds of, or any conversion of Term B Loans into, any new or replacement loans or similar bank indebtedness (including any Permitted Credit Agreement Refinancing Indebtedness) the primary purpose of which is to reduce the All-in Yield below the All-in Yield applicable to the Term B Loans subject to such event (as such comparative yields are determined by the Administrative Agent) and (b) any amendment to this Agreement the primary purpose of which is to reduce the All-in Yield (other than as a result of no longer applying the Default Rate) applicable to all or a portion of the Term B Loans (it being understood that any amount required to be paid pursuant to Section 2.05(c) with re- spect to a Repricing Event shall apply to any required assignment by a Non-Consenting Lender in connection with any such amendment pursuant to Section 10.13). “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Credit Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice. “Required Financial Covenant Lenders” means, at any time, Lenders having Total Credit Exposures under the Financial Covenant Facilities representing more than 50% of all the Total Credit Exposures under the Financial Covenant Facilities; provided that if one Lender (including its Affiliates that are Lenders) has Total Credit Expo- sures under the Financial Covenant Facilities representing more than 50% of all the Total Credit Exposures under the Financial Covenant Facilities, at least two unaffiliated Lenders will be required to constitute Required Financial Covenant Lenders. The Total Credit Exposure of any Defaulting Lender which is a Financial Covenant Lender shall be disregarded in determining Required Financial Covenant Lenders at any time; provided that the amount of any participation in any outstanding Swing Line Loan and any outstanding Unreimbursed Amounts under the Revolving Credit Facility that such Defaulting Lender has failed to fund and that have not otherwise been Cash Collateralized and/or reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in ac- cordance with the last paragraph of Section 10.06(d). “Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders; provided that, if at any time there are two or more unaffiliated Lenders and one Lender (including its Affiliates that are Lenders) has Total Credit Exposures representing more than 50% of all the Total Credit Exposures of all Lenders, then the Required Lenders shall include at least two non- affiliated Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Re- quired lenders at any time; provided that, the amount of any participation in any Swing Line Loan and Unreim- bursed Amounts that any Defaulting Lender which is a Revolving Credit Lender has failed to fund that have not been reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the avoid- ance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d).

- 57 - “Required Revolving Lenders” means, at any time, Revolving Credit Lenders having Total Revolving Credit Exposures representing more than 50% of the Total Revolving Credit Exposures of all Revolving Credit Lenders. The Total Revolving Credit Exposure of any Defaulting Lender which is a Revolving Credit Lender shall be disregarded in determining Required Revolving Lenders at any time; provided that, the amount of any participa- tion in any outstanding Swing Line Loan and any outstanding Unreimbursed Amounts under the Revolving Credit Facility that such Defaulting Lender has failed to fund and that have not otherwise been Cash Collateralized and/or reallocated to and funded by another Revolving Credit Lender shall be deemed to be held by the Lender that is the Swing Line Lender or the affected L/C Issuer, as the case may be, in making such determination. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Required Term B Lenders” means, as of any date of determination, Term B Lenders having Total Term B Loan Exposure representing more than 50% of the Total Term B Loan Exposure of all Term B Lenders on such date; provided that the portion of the Term B Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term B Lenders. “Required Term F Lenders” means, as of any date of determination, Term F Lenders having Total Term F Loan Exposure representing more than 50% of the Total Term F Loan Exposure of all Term F Lenders on such date; provided that the portion of the Term F Facility held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Term F Lenders. For the avoidance of doubt, the vote of Voting Participants shall be included in the calculation under this definition in accordance with the last paragraph of Section 10.06(d). “Rescindable Amount” has the meaning set forth in Section 2.12(a)(ii). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institu- tion, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assis- tant treasurer or controller of a Loan Party (or, in the case of a Foreign Obligor, any duly appointed authorized sig- natory or any director or managing member of such person that has been designated in writing by Borrower as being so authorized), solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01 or other pro- visions related to certifying resolutions or other actions of a Board of Directors, the secretary or any assistant secre- tary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Respon- sible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Investment” means any Investment that is not a Permitted Investment. “Restricted Junior Debt” has the meaning set forth in Section 7.06(a). “Restricted Junior Debt Payment” has the meaning set forth in Section 7.06(a). “Restricted Payment” has the meaning set forth in Section 7.06(a). “Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary. “Revaluation Date” means (a) with respect to any Loan, each of the following: (i) each date of a Borrowing of an Alternative Currency Loan, (ii) each date of a continuation of an Alternative Currency Term Rate Loan pursu- ant to Section 2.02, (iii) with respect to an Alternative Currency Daily Rate Loan, each Interest Payment Date and (iv) such additional dates as the Administrative Agent shall determine or the Required Lenders shall require (includ- ing, without limitation, in connection with any payment or repayment of Loans); and (b) with respect to any Letter

- 58 - of Credit, each of the following: (i) each date of issuance of a Letter of Credit denominated in an Alternative Cur- rency, (ii) each date of an amendment of any such Letter of Credit having the effect of increasing the amount there- of, (iii) each date of any payment by the applicable L/C Issuer under any Letter of Credit denominated in an Alterna- tive Currency, (iv) in the case of all Existing Letters of Credit denominated in Alternative Currencies, the Initial Funding Date, and (v) such additional dates as the Administrative Agent or the applicable L/C Issuer shall determine or the Required Lenders shall require. “Revolving Credit Borrowing” means a borrowing consisting of simultaneous Revolving Credit Loans of the same Type and Class and, in the case of Term SOFR Loans or Alternative Currency Term Rate Loans, having the same Interest Period made by each of the Revolving Credit Lenders pursuant to Section 2.01(c). “Revolving Credit Commitment” means, as to each Revolving Credit Lender, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(c), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Revolving Credit Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. Unless the context shall otherwise require, the term “Revolving Credit Commitment” shall include any amount by which the Revolving Credit Commitments are increased pursuant to a Revolving Credit Increase. The aggregate amount of the Revolving Credit Commitments of all Revolving Credit Lenders on the Signing Date is $450,000,000. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate Outstanding Amount at such time of its outstanding Loans (other than Swing Line Loans made by such Lender in its capacity as Swing Line Lender) and the aggregate Outstanding Amount of such Lender’s participation in L/C Obligations and Swing Line Loans at such time under the Revolving Credit Facility. “Revolving Credit Facility” means, at any time, the aggregate amount of the Revolving Credit Lenders’ Revolving Credit Commitments at such time. “Revolving Credit Facility Availability” means, as of any date, the lesser of (x) the excess of the Revolving Credit Commitments over the Total Revolving Credit Outstandings and (y) the maximum amount of Indebtedness that can be Incurred under the Revolving Credit Facility without the Consolidated Leverage Ratio, calculated on a Pro Forma Basis, exceeding 3.75 to 1.00. “Revolving Credit Increase” has the meaning specified in Section 2.14(a). “Revolving Credit Increase Lender” has the meaning specified in Section 2.14(a). “Revolving Credit Lender” means, at any time, (a) so long as any Revolving Credit Commitment is in ef- fect, any Lender that has a Revolving Credit Commitment at such time or (b) if the Revolving Credit Commitments have terminated or expired, any Lender that has a Revolving Credit Loan or a participation in L/C Obligations under the Revolving Credit Facility or Swing Line Loans at such time. “Revolving Credit Loan” has the meaning specified in Section 2.01(c). “Revolving Credit Note” means a promissory note made by the Borrower in favor of a Revolving Credit Lender evidencing Revolving Credit Loans or Swing Line Loans, as the case may be, made by such Revolving Credit Lender, substantially in the form of Exhibit C-1. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Restricted Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Restricted Subsidiary shall

- 59 - sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Same Day Funds” means (a) with respect to disbursements and payments in Dollars, immediately availa- ble funds, and (b) with respect to disbursements and payments in an Alternative Currency, same day or other funds as may be determined by the Administrative Agent or the applicable L/C Issuer, as the case may be, to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Al- ternative Currency. “Sanction(s)” means any economic or trade sanction or restrictive measures enacted, administered imposed, or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union or Her Majesty’s Treasury (“HMT”). “Scheduled Unavailability Date” has the meaning specified in Section 3.03(c)(ii). “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Bilateral L/C Obligations” means, as at any date of determination, the sum of (a) the Dollar Equivalent of the maximum amount then available to be drawn under the Existing Bilateral Letter of Credit plus (b) the Dollar Equivalent of the aggregate unreimbursed amounts owing to the Bilateral L/C Provider by the Bor- rower or any Restricted Subsidiary at such time in respect of drawings under the Existing Bilateral Letter of Credit. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between the Borrower or any Restricted Subsidiary and any Cash Management Bank. “Secured Hedge Agreement” means any Swap Contract permitted under Article VI or VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuers, the Hedge Banks, the Cash Management Banks, the Bilateral L/C Provider, each co-agent or sub-agent appointed by the Ad- ministrative Agent from time to time pursuant to Section 9.05, and the other Persons the Obligations owing to which are or are purported to be secured by the Collateral under the terms of the Collateral Documents. “Separation and Distribution Agreement” has the meaning specified in the definition of “Spin-Off Docu- ments.” “Significant Subsidiary” means, as at any date of determination, each Restricted Subsidiary, now existing or hereafter acquired or formed, if the revenues of such other Restricted Subsidiary plus the revenues of its Restrict- ed Subsidiaries equal more than 5% of total revenues of the Borrower and its Restricted Subsidiaries for the most recently ended Measurement Period; provided that for purposes of calculating total revenues in determining Signifi- cant Subsidiaries, the revenues attributable to interests in Restricted Subsidiaries which interests are not owned (di- rectly or indirectly) by the Borrower shall be excluded. “Signing Date” means September 13, 2021, the date on which this Agreement is executed and delivered by the parties thereto. “Similar Business” means any business engaged or proposed to be engaged in by the Borrower or any of its Restricted Subsidiaries on the Signing Date and any business or other activities that are similar, ancillary, comple- mentary, incidental or related to, or an extension, development or expansion of, the businesses in which the Borrow- er and its Restricted Subsidiaries are engaged on the Signing Date. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator).

- 60 - “SOFR Adjustment” means 0.10% (10 basis points). “SOFR Scheduled Unavailability Date” has the meaning specified in Section 3.03(b)(ii). “SOFR Successor Rate” has the meaning specified in Section 3.03(b). “Solvent” and “Solvency” means, on any date of determination, that on such date (a) the sum of the liabili- ties (including contingent liabilities) of the Borrower and its Subsidiaries, on a consolidated basis, does not exceed the present fair saleable value of the present assets of the Borrower and its Subsidiaries, on a consolidated basis, (b) the fair value of the property of the Borrower and its Subsidiaries, on a consolidated basis, is greater than the total amount of liabilities (including contingent liabilities) of the Borrower and its Subsidiaries, on a consolidated basis, (c) the capital of the Borrower and its Subsidiaries, on a consolidated basis, is not unreasonably small in relation to their business as contemplated on the date hereof; (d) the Borrower and its Subsidiaries, on a consolidated basis, have not incurred and do not intend to incur, or believe that they will incur, debts including current obligations be- yond their ability to pay such debts as they become due (whether at maturity or otherwise). The amount of any con- tingent liability has been computed as the amount that, in light of all of the facts and circumstances existing as of the date hereof, represents the amount that would reasonably be expected to become an actual or matured liability. “Special Notice Currency” means at any time an Alternative Currency, other than the currency of a country that is a member of the Organization for Economic Cooperation and Development at such time located in North America or Europe. “Special Payment” means a cash distribution or payment on or before the Spin-Off Date by the Borrower to IP or one or more of IP’s Subsidiaries in an aggregate amount not to exceed the excess of (A) the proceeds of the Term Facilities, the Revolving Credit Facility drawn in connection with the Transactions and the 2021 Notes, net of related fees, discounts and expenses, together with cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries over (B) $100,000,000. “Specified Account” means a deposit account, escrow account or other account maintained with the Administrative Agent or another institution reasonably acceptable to the Administrative Agent provided for under a Specified Account Agreement. “Specified Account Agreement” means an account control agreement, escrow agreement or other agreement in form and substance reasonably satisfactory to the Administrative Agent, which will, among other things, (x) provide that (1) prior to the Covenant Adjustment Date, release of funds (other than funds in excess of $60,000,000 as described in the definition of “Specified Account Property”) from the Specified Account shall be only for the following purposes: (i) payment of the Specified Disclosed Litigation Payable Amount or (ii) payment of the Specified Disclosed Litigation Settlement Amount (provided that such release of funds shall be subject to receipt by the Administrative Agent of an officer’s certificate signed by a Responsible Officer of the Borrower certifying that such funds will be used for the purpose set forth in the preceding clause (i) or (ii) promptly following the release of such funds from the Specified Account) and (2) on and after the Covenant Adjustment Date, any funds remaining in the Specified Account may be withdrawn from the Specified Account and returned to the Borrower (provided that such release of funds shall be subject to receipt by the Administrative Agent of an officer’s certificate signed by a Responsible Officer of the Borrower certifying that the Covenant Adjustment Date has occurred) and (y) establish the Administrative Agent’s control (within the meaning of the UCC) with respect to the Specified Account Property. “Specified Account Property” means the Specified Account and the deposits, funds, securities or other property credited to the Specified Account plus all interest, dividends and other distributions and payments on any of the foregoing received or receivable by the applicable depository bank, escrow agent, or similar agent, together with all proceeds of any of the foregoing, in each case, from time to time held in the Specified Account; provided that, at any time that the value of the Specified Account Property shall exceed $60,000,000, any such excess may be withdrawn from the Specified Account and returned to the Borrower and the Specified Account Agreement govern- ing such Specified Account Property shall explicitly permit such withdrawal.

- 61 - “Specified Default” means an Event of Default arising under either or both of Sections 8.01(a) or 8.01(f). “Specified Disclosed Litigation” means the Brazilian tax matter described in Note 10 to the Borrower’s unaudited financial statements for the six months ended June 30, 2021. “Specified Disclosed Litigation Payable Amount” has the meaning specified in the definition of “Covenant Adjustment Date.” “Specified Disclosed Litigation Settlement Amount” has the meaning specified in the definition of “Covenant Adjustment Date.” “Specified Loan Party” means (i) any Loan Party organized under the Laws of Brazil and (ii) any Loan Par- ty organized under the laws of a jurisdiction that is not a jurisdiction in which any Loan Party as of the Initial Fund- ing Date is organized and pursuant to the Agreed Guarantee and Security Principles is not required to pledge sub- stantially all of its assets (subject to exclusions substantially consistent with Excluded Assets) other than Equity In- terests of its Subsidiaries. “Specified Representations” means the representations and warranties of the Borrower and the Guarantors set forth in Sections 5.01(a) (but only with respect to due organization and valid existence), 5.01(b)(ii) (but solely to the extent related to power and authority to execute, deliver and perform the Loan Documents), 5.02 (other than part (b) or (c) thereof and limited to the entry into the Loan Documents, the Borrowings hereunder, and the granting of Guarantees and Liens in the Collateral to secure the Obligations), 5.04, 5.07 (but only to the extent a Default of Event of Default would result from a breach of Section 7.16 or 7.17), 5.14, 5.18 and 5.23 (but only to the extent related to the creation, validity and (solely with respect to Liens in assets with respect to which a Lien may be per- fected by filing of a UCC financing statement under the Uniform Commercial Code or filing of a security agreement with the United States Copyright Office or the United States Patent and Trademark Office) perfection of Liens) of this Agreement. “Specified Restricted Payments” has the meaning specified in Section 7.06. “Specified Transaction” means any Incurrence or repayment, repurchase, redemption, satisfaction and dis- charge, defeasance or other acquisition, retirement or discharge of Indebtedness (excluding Indebtedness Incurred for working capital purposes other than pursuant to this Agreement) or Disqualified Stock or Preferred Stock, any Investment that results in a Person becoming a Subsidiary, any designation of a Subsidiary as a Restricted Subsidi- ary or an Unrestricted Subsidiary, any acquisition or any Asset Sale or other disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any investment constituting an acquisition of assets constitut- ing a business unit, line of business or division of another Person by the Borrower or a Restricted Subsidiary, any disposition of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, the cessation of the operations of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise or any material restructuring of the Borrower or other event that by the terms of this Agreement requires “pro forma compliance” with a test or covenant thereunder or requires or permits a test or covenant to be calculated on a “pro forma basis” or to be given “pro forma effect.” “Specified Transaction” shall also include any Investment or Asset Sale made by any Person that subsequently be- came a Restricted Subsidiary or was merged with or into the Borrower or any of its Restricted Subsidiaries since the beginning of any applicable Measurement Period. “Spin-Off” has the meaning specified in the Preliminary Statements hereto. “Spin-Off Business” has the meaning specified in the Preliminary Statements hereto. “Spin-Off Date” means the date of consummation of the Spin-Off. “Spin-Off Documents” means the Separation and Distribution Agreement, to be dated on or prior to the Ini- tial Funding Date, by and between IP and the Borrower (the “Separation and Distribution Agreement”) and the vari-

- 62 - ous other agreements by and between IP and the Borrower or one of its Restricted Subsidiaries, which agreements are filed as exhibits to the Form 10. “Spot Rate” for a currency means the rate determined by the Administrative Agent or the applicable L/C Is- suer, as applicable, to be the rate quoted by the Person acting in such capacity as the spot rate for the purchase by such Person of such currency with another currency through its principal foreign exchange trading office at approx- imately 11:00 a.m. on the date two Business Days prior to the date as of which the foreign exchange computation is made; provided that the Administrative Agent or the applicable L/C Issuer may obtain such spot rate from another financial institution designated by the Administrative Agent or such L/C Issuer if the Person acting in such capacity does not have as of the date of determination a spot buying rate for any such currency; and provided, further, that such L/C Issuer may use such spot rate quoted on the date as of which the foreign exchange computation is made in the case of any Letter of Credit denominated in an Alternative Currency. “Standard Securitization Undertakings” means representations, warranties, covenants, indemnities and guarantees of performance entered into by the Borrower or any Subsidiary of the Borrower which the Borrower has determined in good faith to be customary in a Factoring Transaction or a Receivables Financing including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary, it being understood that any Re- ceivables Repurchase Obligation shall be deemed to be a Standard Securitization Undertaking. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subordinated Indebtedness” means (a) with respect to the Borrower, any Indebtedness of the Borrower which is by its terms expressly subordinated in right of payment to the Obligations, and (b) with respect to any Guarantor, any Indebtedness of such Guarantor which is by its terms expressly subordinated in right of payment to its Guaranty. “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise con- trolled (as determined in accordance with GAAP), directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Successful Completion Threshold” means the applicable “Successful Completion Threshold” set forth in Schedule 2.18(b). “Successor Rate” has the meaning specified in Section 3.03(d). “Sustainability Commitment Fee Adjustment” means, with respect to any KPI Metrics Report, for any pe- riod between Sustainability Pricing Adjustment Dates, the sum of (a) 0.50 basis points for each KPI Metric which meets or exceeds the Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calen- dar year, minus (b) 0.50 basis points for each KPI Metric which fails to meet the Partially Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year. “Sustainability Performance Targets” means, for any calendar year, with respect to (a) GHG Emissions, for any given calendar year, the cumulative percentage reduction of the sum of the GHG Emissions for such calendar year, relative to the sum of the GHG Emissions for calendar year 2019 as reported in Schedule 2.18(a), (b) with re- spect to the Water Use Intensity, for any given calendar year, the cumulative percentage reduction of the Water Use Intensity relative to the Water Use Intensity for calendar year 2019 as reported in Schedule 2.18(a), (c) with respect to the Management and Leadership Positions Held By Women, the proportion of Management and Leadership Posi- tions Held By Women, in each case of clauses (a), (b) and (c), set forth on Schedule 2.18(b); provided that, in each case, if Borrower subsequently issues a sustainability-linked debt instrument linked to the same KPI Metric and with an observation date for such calendar year, but with a higher percentage of Management and Leadership Positions Held by Women or reduction in GHG Emissions or Water Use Intensity, as the case may be, the relevant Sustaina-

- 63 - bility Performance Target shall be automatically adjusted upward to equal the percentage of Management and Lead- ership Positions Held by Women or reduction in GHG Emissions or Water Use Intensity, as applicable, required by such subsequent sustainability-linked debt instrument. “Sustainability Pricing Adjustment Date” has the meaning specified in Section 2.18(a). “Sustainability Pricing Certificate” means a Sustainability Pricing Certificate delivered in connection with Section 2.18 and substantially in the form of Exhibit L. “Sustainability Pricing Certificate Inaccuracy” has the meaning specified in Section 2.18(d). “Sustainability Pricing Certificate Inaccuracy Payment Date” has the meaning specified in Section 2.18(e). “Sustainability Rate Adjustment” means, with respect to any KPI Metrics Report, for any period between Sustainability Pricing Adjustment Dates, the sum of (a) 1.666 basis points for each KPI Metric which meets or ex- ceeds the Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year, minus (b) 1.666 basis points for each KPI Metric which fails to meet the Partially Successful Completion Threshold as set forth in the KPI Metrics Report for the relevant calendar year. “Sustainability Recalculation Transaction” means any acquisition, disposition, merger or similar transac- tion or series of related transactions consummated by Borrower or any of its Restricted Subsidiaries whereby, as a result of the consummation of such transaction or series of related transactions, Borrower and its Restricted Subsidi- aries’ GHG Emissions or Water Use Intensity would reasonably be expected to be increased or decreased by 5.00% or more as compared to Borrower and its Restricted Subsidiaries’ GHG Emissions or Water Use Intensity immedi- ately prior to the consummation of such transaction, as determined in good faith by Borrower. “Sustainability Report” means the annual environmental, social and governance report publicly reported by the Borrower and published on an Internet or intranet website to which each Lender, the Sustainability Structuring Agent and the Administrative Agent have been granted access free of charge (or at the expense of the Borrower). “Sustainability Resignation Effective Date” has the meaning specified in Section 2.18(h)(i). “Sustainability Structuring Agent” shall mean Crédit Agricole Corporate and Investment Bank in its ca- pacity as Sustainability Structuring Agent. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign ex- change transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross- currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combina- tion of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agree- ment published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligations” means with respect to any Guarantor any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as

- 64 - the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04. “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any suc- cessor swing line lender hereunder. “Swing Line Loan” has the meaning specified in Section 2.04(a). “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (includ- ing any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swing Line Sublimit” means an amount equal to the lesser of (a) $25,000,000 and (b) the Revolving Cred- it Facility. The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Facility. “Syndication Agent” means JPMorgan Chase Bank, N.A. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Ex- press Transfer payment system, which utilizes a single shared platform and which was launched on November 19, 2007 (or, if such payment system ceases to be operative, such other payment system, if any, determined by the Ad- ministrative Agent to be a suitable replacement) is open for the settlement of payments in Euro. “Tax Matters Agreement” means the Tax Matters Agreement, to be dated on or before the Spin-Off Date, between IP and the Borrower, which shall be no less favorable in any material respect to the rights or interests of the Lenders than the form attached to the Form 10, which, among other matters, governs the allocation of liabilities in connection with the Specified Disclosed Litigation. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term B Borrowing” means a borrowing consisting of simultaneous Term B Loans of the same Type and Class and, in the case of eurocurrency rate loans, having the same Interest Period made by each of the Term B Lend- ers pursuant to Section 2.01(a). “Term B Commitment” means, as to each Term B Lender, its obligation to make Term B Loans to the Bor- rower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Term B Commitment” or oppo- site such caption in the Assignment and Assumption pursuant to which such Term B Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term B Commitments of all Term B Lenders on the Signing Date is $450,000,000. “Term B Facility” means, at any time, (a) prior to the funding on the Initial Funding Date, the aggregate amount of the Term B Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term B Loans of all Term B Lenders outstanding at such time. The Term B Facility shall be denominated in Dollars.

- 65 - “Term B Lender” means at any time any Lender that has a Term B Commitment or that holds Term B Loans at such time. “Term B Loan” means an advance made by any Term B Lender under the Term B Facility. The aggregate principal amount of the Term B Loans as of the Amendment No. 1 Effective Date is $0. “Term B Loan Increase” has the meaning assigned to such term in Section 2.14(a). “Term B Note” means a promissory note made by the Borrower in favor of a Term B Lender, evidencing Term B Loans made by such Term B Lender, substantially in the form of Exhibit C-2. “Term Borrowing” means a borrowing of Term Loans of the same Type and Class. “Term Commitment” means a Term B Commitment, a Term F Commitment and any other Class of com- mitments for term loans established pursuant to a Credit Extension Amendment. “Term Facilities” means, at any time, the Term B Facility, the Term F Facility and any other Class of Term Loans or Term Commitments established pursuant to a Credit Extension Amendment. “Term F Borrowing” means a borrowing consisting of simultaneous Term F Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Term F Lenders pursuant to Section 2.01(b). “Term F Commitment” means, as to each Term F Lender, its obligation to make Term F Loans to the Bor- rower pursuant to Section 2.01(b) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term F Lender’s name on Schedule 2.01 under the caption “Term F Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term F Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Term F Commitments of all Term F Lenders on the Signing Date is $520,000,000. “Term F Facility” means, at any time, (a) prior to the funding on the Initial Funding Date, the aggregate amount of the Term F Commitments at such time, and (b) thereafter, the aggregate principal amount of the Term F Loans of all Term F Lenders outstanding at such time. The Term F Facility shall be denominated in Dollars. “Term F Lender” means, at any time, any Lender that has a Term F Commitment or that holds Term F Loans at such time. “Term F Loan” means an advance made by any Term F Lender under the Term F Facility. “Term F Loan Increase” has the meaning assigned to such term in Section 2.14(a). “Term F Note” means a promissory note made by the Borrower in favor of a Term F Lender evidencing Term F Loans made by such Term F Lender, substantially in the form of Exhibit C-3. “Term Lender” means, at any time, a Term B Lender or a Term F Lender. “Term Loan” means a Term B Loan, Term F Loan, Incremental Term Loan, Permitted Refinancing Term Loans or Extended Term Loans. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate for a tenor comparable to the applicable Interest Period on the day that is two U.S. Government Securities Business Days prior to the first day of such Interest Period; provided that, if the Term SOFR Screen Rate is not published prior to 11:00 a.m. on such determination date, Term SOFR

- 66 - shall mean the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per an- num equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if the Term SOFR determined in accordance with either of the foregoing clause (a) or (b) of this defi- nition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Replacement Date” has the meaning specified in Section 3.03(b). “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any suc- cessor administrator reasonably satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be reasonably designat- ed by the Administrative Agent from time to time). “Threshold Amount” means $75,000,000. “TLF Lead Arranger” means CoBank, in its capacity as lead arranger and bookrunner in respect of the Term F Facility. “Total Assets” means the total assets of the Borrower and its Restricted Subsidiaries, as shown on the con- solidated balance sheet of the Borrower as of the most recently completed fiscal quarter. “Total Credit Exposure” means, as to any Lender at any time, the aggregate amount of Total Revolving Credit Exposure, Total Term B Loan Exposure and Total Term F Loan Exposure of such Lender. “Total Revolving Credit Exposure” means, as to any Revolving Credit Lender at any time, the unused Re- volving Credit Commitments and the Revolving Credit Exposure of such Revolving Credit Lender at such time. “Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations under the Revolving Credit Facility. “Total Term B Loan Exposure” means, as to any Term B Lender at any time, the unused Term B Commit- ments (if any) and the Outstanding Amount of all Term B Loans of such Term B Lender at such time. “Total Term F Loan Exposure” means, as to any Term F Lender at any time, the unused Term F Commit- ments (if any) and the Outstanding Amount of all Term F Loans of such Term F Lender at such time. “Trade Date” has the meaning set forth in Section 10.06(g). “Transactions” means the following transactions: (a) the Spin-Off and all other transactions pursuant to, and the performance of all other obligations under, the Spin-Off Documents (including the Special Payment and the internal reorganization described therein), (b) the entering on the date hereof into and making of the initial Credit Extensions under the Loan Documents on the Initial Funding Date and (c) the payment of fees and expenses in con- nection with the foregoing. “Type” means, with respect to a Loan, its character as a Base Rate Loan, a Term SOFR Loan, an Alterna- tive Currency Term Rate Loan or an Alternative Currency Daily Rate Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York provided that, if perfec- tion or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

- 67 - “UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the time of issuance). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rule- book (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i). “Unrestricted Cash” means any cash of such Person that is (x) not classified (or required to be classified) as “restricted” on a consolidated balance sheet of such Person as determined in accordance with GAAP and (y) not subject to any Lien (other than Permitted Liens) in favor of any Person other than the Administrative Agent for the benefit of the Secured Parties. “Unrestricted Subsidiary” means (a) as of the Signing Date, any Subsidiary indicated as such on Sched- ule 5.13(a) and (b) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary in ac- cordance with Section 6.18, in either case, until such time that any such Subsidiary is re-designated as a Restricted Subsidiary in accordance with Section 6.18. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Re- serve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Security and Pledge Agreement” means that certain Security and Pledge Agreement, to be dated as of the Initial Funding Date, by the Borrower and the Guarantors party thereto to the Administrative Agent for the bene- fit of the Secured Parties, substantially in the form of Exhibit K, as supplemented or joined from time to time by the execution and delivery of supplements and joinders as provided therein or as otherwise reasonably acceptable to the Administrative Agent. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(e)(ii)(B)(3). “Voting Participant” has the meaning specified in Section 10.06(d). “Voting Participant Notice” has the meaning specified in Section 10.06(d). “Voting Stock” of any Person as of any date means the Equity Interests of such Person that is at the time entitled to vote (without regard to the occurrence of any contingency) in the election of the Board of Directors of such Person. “Water Use Intensity” means, for a given calendar year, the total volume of water in cubic meters with- drawn from surface water and groundwater sources divided by the total production of sellable pulp and paper in metric tons produced.

- 68 - “Wholly-Owned Restricted Subsidiary” means any Wholly-Owned Subsidiary that is a Restricted Subsidi- ary. “Wholly-Owned Subsidiary” of any Person means a Subsidiary of such Person 100% of the outstanding Equity Interests or other ownership interests of which (other than directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) shall at the time be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legisla- tion for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Finan- cial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instru- ment is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be fol- lowed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Docu- ment in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consol- idating, amending, replacing or interpreting such law and any reference to any law or regulation shall, un- less otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the un- winding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, con- solidation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each

- 69 - division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial State- ments, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determin- ing compliance with any covenant (including the computation of any financial covenant) contained herein, (i) In- debtedness of the Borrower and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregard- ed and (ii) the Borrower and its Subsidiaries shall not be required to report on their consolidated balance sheet or otherwise include as Indebtedness hereunder at any date any lease of the Borrower or any Subsidiary that as of the Signing Date is (or if such lease were in effect on December 31, 2017, would be) an operating lease, irrespective of any change in lease accounting standards under GAAP occurring after the Signing Date. (b) Changes in GAAP. If at any time any change in GAAP (including the adoption of International Financial Reporting Standards) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, un- til so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconcilia- tion between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (c) Pro Forma Calculations. (i) For purposes of calculating the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio, each Specified Transaction and the following transactions in connection therewith (to the extent applicable) and not for other purposes (includ- ing pricing or the applicable percentage for Excess Cash Flow prepayments) shall be deemed to have oc- curred as of the first day of the Measurement Period: (a) historical income statement items (whether posi- tive or negative) attributable to the property or Person, if any, subject to such Specified Transaction, (i) in the case of a disposition of all or substantially all Equity Interests in any Restricted Subsidiary of the Bor- rower or any division, product line, or facility used for operations of the Borrower or any of its Restricted Subsidiaries or a designation of a Subsidiary as an Unrestricted Subsidiary, shall be excluded, and (ii) in the case of a purchase or other acquisition of all or substantially all of the property and assets or business of any Person, or of assets constituting a business unit, a line of business or division of such Person, or of all or substantially all of the Equity Interests in a Person or a designation of a Subsidiary as a Restricted Sub- sidiary, shall be included, (b) any repayment, repurchase, retirement, redemption, satisfaction, and dis- charge or defeasance of Indebtedness, Disqualified Stock or Preferred Stock, and (c) any Indebtedness In- curred or assumed by the Borrower or any of its Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination (taking into account any hedging obligations ap- plicable to such Indebtedness if such hedging obligation has a remaining term in excess of 12 months). If since the beginning of any applicable period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such period shall have made any Specified Transaction that would have required ad- justment pursuant to this Section 1.03(c), then the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio and the Consolidated Senior Secured Leverage Ratio, shall be calculated to give pro forma effect thereto in accordance with this Section 1.03(c).

- 70 - (ii) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calcu- lations shall be made in good faith by a Responsible Officer and in a manner reasonably acceptable to the Administrative Agent. (iii) In connection with any Limited Condition Transaction and any related transactions (in- cluding any financing thereof), at the Borrower’s election, (a) compliance with any requirement relating to the absence of a Default or an Event of Default may be determined as of the date (the “LCT Determination Date”) (x) a definitive agreement for such Limited Condition Transaction is entered into, (y) in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers (or any equivalent thereof under laws, rules or regulations in any other applicable jurisdiction) applies, on which a “Rule 2.7 announcement” of a firm intention to make an offer in respect of a target of a Limited Condition Transac- tion is made (or the equivalent notice under such equivalent laws, rules or regulations in such other appli- cable jurisdiction) or (z) notice of redemption, repurchase, defeasance, satisfaction and discharge or repay- ment of Indebtedness, Disqualified Stock or Preferred Stock is given and not as of any later date as would otherwise be required under this Agreement, and (b) any calculation of the Consolidated Interest Coverage Ratio, the Consolidated Leverage Ratio, the Consolidated Senior Secured Leverage Ratio or any other fi- nancial measure, or any amount based on Total Assets, Consolidated EBITDA or a percentage of Total As- sets or Consolidated EBITDA, or any other determination under any basket or ratio under this Agreement, or any other determination as to whether any such Limited Condition Transaction and any related transac- tions (including any financing thereof) complies with the covenants or agreements contained in this Agreement, may be made as of the LCT Determination Date and, to the extent so made, will not be re- quired to be made at any later date as would otherwise be required under this Agreement; provided that (1) the determinations in clauses (a) and (b) above shall give Pro Forma Effect to such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) and (2) compliance with such ratios, baskets or amounts (and any related requirements and conditions) shall not be determined or tested at any time after the LCT Determination Date for such Limited Condition Transaction and any actions or transactions related thereto (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof). For purposes of deter- mining compliance with any ratio, basket or amount on the LCT Determination Date, Consolidated Interest Expense for purposes of the Consolidated Interest Coverage Ratio will be calculated using an assumed in- terest rate based on the indicative interest margin contained in any financing commitment documentation with respect to such Indebtedness or, if no such indicative interest margin exists, as determined by the Bor- rower in good faith, which determination shall be conclusive. For the avoidance of doubt, if the Borrower makes such an election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Determination Date are exceeded as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in exchange rates, in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such ratios, baskets or amounts will not be deemed to have been exceeded as a result of such fluctuations. If the Borrower makes such an election, any subsequent calculation of any such ratio, basket or amount (unless the definitive agreement for, or firm of- fer in respect of, such Limited Condition Transaction (in the case of an acquisition or Investment) is termi- nated or expires without its consummation or such notice of redemption, repurchase, defeasance, satisfac- tion and discharge or repayment is revoked or expires without consummation) shall be calculated both (1) giving Pro Forma Effect to such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of Indebtedness and Liens and the use of proceeds thereof) and (2) assuming such Limited Condition Transaction and any related transactions (including any Incurrence or discharge of In- debtedness and Liens and the use of proceeds thereof) have not been consummated. (d) Notwithstanding anything to the contrary contained in Section 1.03(a), Section 1.03(b) or in the definition of “Capitalized Leases,” any change in accounting for leases pursuant to GAAP resulting from the adop- tion of Financial Accounting Standards Board Accounting Standards Update No. 2016-02, Leases (Topic 842) (“FAS 842”), to the extent such adoption would require treating any lease (or similar arrangement conveying the right to use) as a capital lease where such lease (or similar arrangement) would not have been required to be so treat- ed under GAAP as in effect on December 31, 2015, such lease shall not be considered a capital lease, and all calcu- lations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applica- ble, in accordance therewith.

- 71 - 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agree- ment shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Exchange Rates; Currency Equivalents. (a) The Administrative Agent or the applicable L/C Issuer, as applicable, shall determine the Spot Rates as of each Revaluation Date to be used for calculating Dollar Equivalent amounts of Credit Extensions and Outstanding Amounts denominated in Alternative Currencies. Such Spot Rates shall become effective as of such Revaluation Date and shall be the Spot Rates employed in converting any amounts between the applicable curren- cies until the next Revaluation Date to occur. Except for purposes of financial statements delivered by Loan Parties hereunder or calculating financial covenants hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative Agent or the applicable L/C Issuer, as applicable. (b) Wherever in this Agreement in connection with a Revolving Credit Borrowing, conversion, con- tinuation or prepayment of an Alternative Currency Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in Dollars, but such Revolving Credit Borrowing, Alternative Currency Loan or Letter of Credit is denominated in an Alternative Currency, such amount shall be the relevant Alternative Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Alternative Currency, with 0.5 of a unit being rounded upward), as determined by the Administrative Agent or the applicable L/C Issuer, as the case may be. 1.06 Additional Alternative Currencies. (a) The Borrower may from time to time request that Alternative Currency Loans be made and/or Let- ters of Credit be issued under the Revolving Credit Facility in a currency other than those specifically listed in the definition of “Alternative Currency;” provided that such requested currency is a lawful currency (other than Dollars) that is readily available and freely transferable and convertible into Dollars. In the case of any such request with respect to the making of Alternative Currency Loans, such request shall be subject to the approval of the Adminis- trative Agent and, in the case of the Revolving Credit Facility, the Revolving Credit Lenders; and in the case of any such request with respect to the issuance of Letters of Credit, such request shall be subject to the approval of the Administrative Agent and each applicable L/C Issuer. (b) Any such request shall be made to the Administrative Agent not later than 11:00 a.m., 15 Business Days prior to the date of the desired Credit Extension (or such other time or date as may be agreed by the Adminis- trative Agent and, in the case of any such request pertaining to Letters of Credit, the applicable L/C Issuer, in its or their sole discretion). In the case of any such request pertaining to Alternative Currency Loans, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof; and in the case of any such request pertaining to Letters of Credit, the Administrative Agent shall promptly notify each applicable L/C Issuer thereof. Each Revolv- ing Credit Lender (in the case of any such request pertaining to Alternative Currency Loans) or the applicable L/C Issuer (in the case of a request pertaining to Letters of Credit) shall notify the Administrative Agent, not later than 11:00 a.m., ten Business Days after receipt of such request whether it consents, in its sole discretion, to the making of Alternative Currency Loans or the issuance of Letters of Credit, as the case may be, in such requested currency. (c) Any failure by a Revolving Credit Lender or an L/C Issuer, as the case may be, to respond to such request within the time period specified in the preceding sentence shall be deemed to be a refusal by such Revolving Credit Lender or such L/C Issuer, as the case may be, to permit Alternative Currency Loans to be made or Letters of Credit to be issued in such requested currency. If the Administrative Agent and all the Lenders consent to making Alternative Currency Loans in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Revolving Credit Borrowings of Alternative Currency Loans; and if the Administrative Agent and the applica- ble L/C Issuer consent to the issuance of Letters of Credit in such requested currency, the Administrative Agent shall so notify the Borrower and such currency shall thereupon be deemed for all purposes to be an Alternative Currency hereunder for purposes of any Letter of Credit issuances. If the Administrative Agent shall fail to obtain consent to

- 72 - any request for an additional currency under this Section 1.06, the Administrative Agent shall promptly so notify the Borrower. Any specified currency of an Existing Letter of Credit that is neither Dollars nor one of the Alternative Currencies specifically listed in the definition of “Alternative Currency” shall be deemed an Alternative Currency with respect to such Existing Letter of Credit only. 1.07 Change of Currency. (a) Each obligation of the Borrower to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption. If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Revolving Credit Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Revolving Credit Borrowing, at the end of the then current Interest Period. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro. (c) Each provision of this Agreement also shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be appropriate to reflect a change in currency of any other country and any relevant market conventions or practices relating to the change in currency. 1.08 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.09 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the Dollar Equivalent of the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Docu- ment related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the Dollar Equivalent of the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.10 Certain Calculations and Tests. Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the same section of any Loan Document that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with the Financial Covenants (any such amounts, the “Fixed Amounts”)) substantially concur- rently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of the same section of any Loan Document that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that, for purposes of this Agreement, the Fixed Amounts under such section shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts in connection with such substantially concurrent incurrence. 1.11 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the ef- fect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascer- tain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limita-

- 73 - tion, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.12 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time. 1.13 Luxembourgish Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) Where it relates to a person incorporated or having its “centre of main interests” (as that term is used in Article 3(1) of the COMI Regulation) in the Grand Duchy of Luxembourg (“Luxembourg”), a reference to: (i) such person “failing to pay its debts” includes, without limitation, that person being in a state of cessation of payments (cessation de paiements); (ii) such person’s “organization documents” includes its (restated) articles of associ- ation (statuts (coordonnés)); (iii) a “director”, “manager” or “officer” of such person includes a director (adminis- trateur) or a manager (gérant); (iv) a “liquidator”, “rehabilitator” or “receiver” or other similar officer includes, without limitation, a supervisory judge (juge-commissaire), a bankruptcy administrator (curateur), a liquidator (liquidateur), a curator (commissaire) and an investigating judge (juge délégué), (v) “proceedings under any Debtor Relief Law”, a “bankruptcy”, “insolvency”, “moratorium” or “dissolution” or similar proceedings includes, without limitation, a bankruptcy (faillite), voluntary or judicial liquidation (liquidation volontaire ou judiciare), a composition with creditors (concordat préventif de la faillite), a moratorium or reprieve from payment (sursis de paiement) and controlled management (gestion contrôlée) and any other similar proceedings af- fecting the rights of creditors generally under Luxembourg law and shall be construed so as to in- clude any equivalent or analogous liquidation or reorganisation proceedings. (b) A reference in a Loan Document to: (i) an “attachment” includes, without limitation, an executory attachment (saisie exécutoire) or a conservatory attachment (saisie conservatoire); (ii) a “Lien” includes, without limitation, any hypothèque, nantissement, gage, privilège, accord de transfert de propriété à titre de garantie, gage sur fonds de commerce, sûreté réelle, droit de rétention and any type of real security or agreement or arrangement having a similar effect; and (iii) a “set-off” or similar action includes, without limitation and for the purposes of Luxembourg law, legal set-off.

- 74 - ARTICLE II THE COMMITMENTS AND CREDIT EXTENSIONS 2.01 The Loans. (a) The Term B Borrowing. Subject to the terms and conditions set forth herein, each Term B Lender severally agrees to make a single loan in Dollars to the Borrower on the Initial Funding Date in an aggregate amount not to exceed such Term B Lender’s Term B Commitment. The Term B Borrowing shall consist of Term B Loans made simultaneously by the Term B Lenders in accordance with their respective Term B Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term B Loans may be Base Rate Loans or eurocurrency rate loans as further provided herein. (b) The Term F Borrowing. Subject to the terms and conditions set forth herein, each Term F Lender severally agrees to make a single loan in Dollars to the Borrower, on the Initial Funding Date, in an aggregate amount not to exceed such Term F Lender’s Term F Commitment. The Term F Borrowing shall consist of Term F Loans made simultaneously by the Term F Lenders in accordance with their respective Term F Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed. Term F Loans may be Base Rate Loans or Term SOFR Loans as further provided herein. (c) The Revolving Credit Borrowings. Subject to the terms and conditions set forth herein, each Re- volving Credit Lender severally agrees to make loans (each such loan, a “Revolving Credit Loan”) to the Borrower in Dollars or in one or more Alternative Currencies from time to time, on any Business Day during the Availability Period for the Revolving Credit Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Credit Commitment; provided that after giving effect to any Revolving Credit Borrow- ing, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Revolving Credit Lender’s Revolving Credit Commitment, (iii) the Total Revolving Credit Outstandings denominated in an Alternative Currency shall not ex- ceed the Alternative Currency Sublimit and (iv) the aggregate amount of Revolving Credit Loans that may be bor- rowed on the Initial Funding Date shall not exceed $100,000,000 plus the amount needed to fund fees and expenses in connection with the Transactions and thereafter the Revolving Credit Facility shall not be available until after the Spin-Off has been consummated (for the avoidance of doubt, proceeds of Revolving Credit Loans shall not be used to fund any special mandatory redemption of the 2021 Notes). Within the limits of each Revolving Credit Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01(c), prepay under Section 2.05, and reborrow under this Section 2.01(c). Revolving Credit Loans made to the U.S. Borrower may be Base Rate Loans (if in Dollars only), Alternative Currency Daily Rate Loans, Alternative Currency Term Rate Loans or Term SOFR Loans, as further provided herein. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Each Term B Borrowing, each Term F Borrowing, each Revolving Credit Borrowing, each con- version of Term Loans or Revolving Credit Loans from one Type to the other, and each continuation of Term SOFR Loans and Alternative Currency Term Rate Loans shall be made upon the Borrower’s irrevocable notice to the Ad- ministrative Agent, which may be given by (i) telephone, or (ii) a Committed Loan Notice; provided that any tele- phone notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice. Each such Committed Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (A) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans denominated in Dollars or of any conversion of Term SOFR Loans denominated in Dollars to Base Rate Loans, (B) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing of Alternative Currency Loans or continuation of Alternative Currency Loans, and (C) on the re- quested date of any Borrowing of Base Rate Loans; provided, however, that if the Borrower wishes to request Term SOFR Loans or Alternative Currency Term Rate Loans having an Interest Period other than one, three or six months in duration as provided in the definition of “Interest Period,” the applicable notice must be received by the Adminis- trative Agent not later than 11:00 a.m. (i) four Business Days prior to the requested date of such Borrowing, conver- sion or continuation of Term SOFR Loans denominated in Dollars, or (ii) five Business Days (or six Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Alternative Currency Term Rate Loans, whereupon the Administrative Agent shall give prompt notice to the Ap-

- 75 - propriate Lenders of such request and determine whether the requested Interest Period is acceptable to all of them. Not later than 11:00 a.m., (i) three Business Days before the requested date of such Borrowing, conversion or con- tinuation of Term SOFR Loans denominated in Dollars, or (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of such Borrowing, conversion or continuation of Alterna- tive Currency Term Rate Loans, the Administrative Agent shall notify the Borrower (which notice may be by tele- phone) whether or not the requested Interest Period has been consented to by all the Lenders. Each Borrowing of, conversion to or continuation of Term SOFR Loans and Alternative Currency Loans shall be in a principal amount of the Dollar Equivalent of $5,000,000 or a whole multiple of the Dollar Equivalent of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice shall specify (1) whether the Borrower is requesting a Term B Borrowing, a Term F Borrowing, a Revolving Credit Borrowing, a conversion of Term Loans or Revolving Credit Loans from one Type to the other, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans, (2) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (3) the principal amount of Loans to be bor- rowed, converted or continued, (4) the Type of Loans to be borrowed or to which existing Term Loans or Revolving Credit Loans are to be converted, (5) if applicable, the duration of the Interest Period with respect thereto, and (6) the currency of the Loans to be borrowed. If the Borrower fails to specify a currency in a Committed Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans (provided, however, that in the case of a failure to timely request a continuation of Alternative Currency Term Rate Loans, such Loans shall be continued as Alternative Currency Term Rate Loans in their original currency with an Interest Period of one month). Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Peri- od then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, con- version to, or continuation of Term SOFR Loans or Alternative Currency Term Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a Term SOFR Loan. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency. (b) Following receipt of a Committed Loan Notice for a Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount (and currency) of its Applicable Percentage under the appli- cable Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Appropriate Lender of the details of any automatic conversion to Base Rate Loans or continuation of Loans denominated in a currency other than Dollars, in each case as described in the preceding subsection. In the case of a Term B Borrowing, a Term F Borrowing or a Revolving Credit Borrow- ing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office for the applicable currency not later than 1:00 p.m., in the case of any Loan denominated in Dollars, and not later than the Applicable Time specified by the Administrative Agent in the case of any Loan in an Alternative Currency, in each case on the Business Day specified in the applicable Commit- ted Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date a Committed Loan Notice with respect to a Revolving Credit Borrowing de- nominated in Dollars is given by the Borrower, there are L/C Borrowings outstanding under the Revolving Credit Facility, then the proceeds of such Revolving Credit Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Except as otherwise provided herein, a Term SOFR Loan and an Alternative Currency Term Rate Loan may be continued or converted only on the last day of an Interest Period for such Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as Term SOFR Loans or Alterna- tive Currency Rate Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the then outstanding Alternative Currency Term Rate Loans be prepaid, or redenominated into Dollars

- 76 - in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect there- to. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term SOFR Loans and Alternative Currency Term Rate Loans upon determina- tion of such interest rate. (e) After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than an aggregate of 15 Interest Periods in effect hereunder. (f) Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. (i) Subject to the terms and conditions set forth herein, (x) each L/C Issuer agrees, in reli- ance upon the agreements of the Revolving Credit Lenders set forth in this Section 2.03, (I) from time to time on any Business Day during the period from the Initial Funding Date until the Letter of Credit Expira- tion Date, to issue Letters of Credit denominated in Dollars or in one or more Alternative Currencies for the account of any Permitted L/C Party, and to amend or extend Letters of Credit previously issued by it, in ac- cordance with Section 2.03(b), and (II) to honor drawings under the Letters of Credit; and (y) the Revolv- ing Credit Lenders severally agree to participate in Letters of Credit issued under the applicable Facility for the account of any Permitted L/C Party and any drawings thereunder; provided that after giving effect to any L/C Credit Extension, (1) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility, (2) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, (3) the Outstanding Amount of L/C Obligations shall not exceed the Letter of Credit Sublimit and (4) the Total Revolving Credit Outstandings denominated in Alternative Currencies shall not exceed the Alternative Currency Sublimit, and (5) unless agreed to by the applicable L/C Issuer, the aggregate amount available to be drawn under all Letters of Credit issued by the applicable L/C Issuer issuing such Letter of Credit shall not exceed such L/C Issuer’s Letter of Credit Commitment; provided, further, that (A) no more than $20,000,000 aggregate face amount of Letters of Credit shall be is- sued on the Initial Funding Date and (B) CoBank shall not be required to issue any Letters of Credit de- nominated in an Alternative Currency. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the fore- going limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Let- ters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued on the Initial Funding Date pursuant to the Revolving Credit Facility hereunder, and from and after the Initial Funding Date shall be subject to and governed by the terms and conditions hereof. (ii) No L/C Issuer shall issue any Letter of Credit if: (A) subject to Section 2.03(b)(iii), the expiry date of the requested Letter of Credit would oc- cur more than twelve months after the date of issuance or last extension, unless the Required Revolving Lenders and the applicable L/C Issuer have approved such expiry date; or (B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless (x) all the Revolving Credit Lenders and the applicable L/C Issuer have approved

- 77 - such expiry date or (y) on the date 95 days prior to the Letter of Credit Expiration Date, the Borrower shall have provided Cash Collateral for such Letter of Credit in an amount not less than the applicable Minimum Collateral Amount. (iii) No L/C Issuer shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such L/C Issuer from issuing the Letter of Credit, or any Law applicable to such L/C Issuer or any request or directive (whether or not having the force of law) from any Govern- mental Authority with jurisdiction over such L/C Issuer shall prohibit, or request that such L/C Issuer re- frain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose up- on such L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such L/C Issuer is not otherwise compensated hereunder) not in effect on the Initial Funding Date, or shall impose upon such L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Initial Funding Date and which such L/C Issuer in good faith deems material to it; (B) the issuance of the Letter of Credit would violate one or more policies of such L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Borrower and the applicable L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000, in the case of a Commercial Letter of Credit, or $500,000, in the case of a Financial Letter of Credit; (D) except as otherwise agreed by the Administrative Agent and the applicable L/C Issuer, the Letter of Credit is to be denominated in a currency other than Dollars or an Alternative Currency; (E) any Revolving Credit Lender is at that time a Defaulting Lender, unless such L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to such L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate such L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.17(a)(iv) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obliga- tions as to which such L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole dis- cretion; or (F) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (iv) No L/C Issuer shall amend any Letter of Credit if such L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof. (v) No L/C Issuer shall be under any obligation to amend any Letter of Credit if (A) such L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (vi) Each L/C Issuer shall act on behalf of the Revolving Credit Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuers shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuers in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Admin- istrative Agent” as used in Article IX included the L/C Issuers with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuers.

- 78 - (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit. (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of Borrower delivered to the applicable L/C Issuer chosen by Borrower to issue such Letter of Credit (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of Borrower. Such Letter of Credit Application may be sent by facsim- ile, by United States mail, by overnight courier, by electronic transmission using the system provided by the applicable L/C Issuer, by personal delivery or by any other means acceptable to such L/C Issuer. Such Letter of Credit Application must be received by the applicable L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and such L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the appli- cable L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Busi- ness Day); (B) the amount and currency thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; (G) the purpose and nature of the requested Letter of Credit; (H) [reserved]; (I) if such request- ed Letter of Credit is to be issued under the Revolving Credit Facility, whether such requested Letter of Credit will be a Financial Letter of Credit; (J) the Permitted L/C Party for whom such Letter of Credit is to be issued; and (K) such other matters as such L/C Issuer may require to issue such Letter of Credit. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the applicable L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as such L/C Issuer may require to amend such Letter of Credit. Additionally, Borrower shall furnish to the applicable L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amend- ment, including any Issuer Documents, as such L/C Issuer or the Administrative Agent may reasonably re- quire. (ii) Promptly after receipt of any Letter of Credit Application, the applicable L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has re- ceived a copy of such Letter of Credit Application from Borrower and, if not, such L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the applicable L/C Issuer has received written notice from any Revolving Credit Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and con- ditions hereof, such L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Permitted L/C Party) or enter into the applicable amendment, as the case may be, in each case in accordance with such L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Credit Lender shall be deemed to, and hereby ir- revocably and unconditionally agrees to, purchase from the applicable L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Credit Lender’s Applicable Re- volving Credit Percentage times the amount of such Letter of Credit. (iii) If the Borrower so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commenc- ing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the applicable L/C Issuer, the Bor- rower shall not be required to make a specific request to such L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Revolving Credit Lenders shall be deemed to have au- thorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that such

- 79 - L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation at such time to issue such Letter of Credit in its revised form (as ex- tended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or oth- erwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is seven Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Re- quired Revolving Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Revolving Credit Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing such L/C Issuer not to permit such exten- sion. (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable L/C Issuer will also de- liver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. (c) Drawings and Reimbursements under the Revolving Credit Facility; Funding of Participations un- der the Revolving Credit Facility. (i) Upon receipt from the beneficiary of any Letter of Credit issued under the Revolving Credit Facility of any notice of a drawing under such Letter of Credit, the applicable L/C Issuer shall notify the Borrower and the Administrative Agent thereof. In the case of a Letter of Credit denominated in an Al- ternative Currency, the Borrower shall reimburse the applicable L/C Issuer in such Alternative Currency, unless (A) such L/C Issuer (at its option) shall have specified in such notice that it will require reimburse- ment in Dollars, or (B) in the absence of any such requirement for reimbursement in Dollars, the Borrower shall have notified such L/C Issuer promptly following receipt of the notice of drawing that the Borrower will reimburse such L/C Issuer in Dollars. In the case of any such reimbursement in Dollars of a drawing under a Letter of Credit denominated in an Alternative Currency, the applicable L/C Issuer shall notify the Borrower of the Dollar Equivalent of the amount of the drawing promptly following the determination thereof. Not later than 1:00 p.m. on the date of any payment by the applicable L/C Issuer under a Letter of Credit to be reimbursed in Dollars, or the Applicable Time on the date of any payment by such L/C Issuer under a Letter of Credit to be reimbursed in an Alternative Currency (each such date of payment by an L/C Issuer, an “Honor Date”), the Borrower shall reimburse such L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing and in the applicable currency; provided that if the Bor- rower receives notice of such payment after 1:00 p.m. on such Honor Date, the Borrower shall make such payment not later than 1:00 p.m. on the following Business Day. In the event that (A) a drawing denomi- nated in an Alternative Currency is to be reimbursed in Dollars pursuant to the second sentence in this Sec- tion 2.03(c)(i) and (B) the Dollar amount paid by the Borrower, whether on or after the Honor Date, shall not be adequate on the date of that payment to purchase in accordance with normal banking procedures a sum denominated in the Alternative Currency equal to the drawing, the Borrower agrees, as a separate and independent obligation, to indemnify such L/C Issuer for the loss resulting from its inability on that date to purchase the Alternative Currency in the full amount of the drawing. If the Borrower fails or elects not to reimburse the applicable L/C Issuer on such applicable payment date and at the applicable time, the Admin- istrative Agent shall promptly notify each Revolving Credit Lender of the Honor Date, the amount of the unreimbursed drawing (expressed in Dollars in the amount of the Dollar Equivalent thereof in the case of a Letter of Credit denominated in an Alternative Currency) (the “Unreimbursed Amount”), and the amount of such Revolving Credit Lender’s Applicable Revolving Credit Percentage thereof. In such event, the Bor- rower shall be deemed to have requested a Revolving Credit Borrowing of Base Rate Loans to be disbursed on such applicable payment date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Revolving Credit Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). For the avoidance of doubt, no De- fault shall be deemed to occur solely as a result of an unreimbursed drawing being refinanced with a Re- volving Credit Borrowing pursuant to this clause (i). Any notice given by the applicable L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately con- firmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusive- ness or binding effect of such notice.

- 80 - (ii) Each Revolving Credit Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the applicable L/C Issuer, in Dollars, at the Administrative Agent’s Office for Dollar- denominated payments in an amount equal to its Applicable Revolving Credit Percentage of the Unreim- bursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the applicable L/C Issuer in Dollars. (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Revolving Credit Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the applicable L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Credit Lender’s payment to the Administrative Agent for the account of the ap- plicable L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participa- tion obligation under this Section 2.03. (iv) Until each Revolving Credit Lender funds its Revolving Credit Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the applicable L/C Issuer for any amount drawn under any Letter of Credit issued under the Revolving Credit Facility, interest in respect of such Lender’s Applicable Revolving Credit Percentage of such amount shall be solely for the account of such L/C Issuer. (v) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or L/C Ad- vances to reimburse the applicable L/C Issuer for amounts drawn under Letters of Credit issued under the Revolving Credit Facility, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Revolving Credit Lender may have against such L/C Issuer, the Borrower, any Sub- sidiary or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice ). No such making of an L/C Advance shall relieve or otherwise impair the obli- gation of the Borrower to reimburse the applicable L/C Issuer for the amount of any payment made by such L/C Issuer under any Letter of Credit, together with interest as provided herein. (vi) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the applicable L/C Issuer any amount required to be paid by such Revolving Credit Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), then, without limiting the other provisions of this Agreement, such L/C Issuer shall be entitled to recover from such Revolving Credit Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such pay- ment is immediately available to such L/C Issuer at a rate per annum equal to the applicable Overnight Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by such L/C Issuer in connection with the foregoing. If such Revolving Credit Lender pays such amount (with in- terest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the rele- vant Revolving Credit Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the applicable L/C Issuer submitted to any Revolving Credit Lender (through the Administrative Agent) with respect to any amounts owing under this Section 2.03(c)(vi) shall be conclusive absent manifest error. (d) [Reserved].

- 81 - (e) Repayment of Participations. (i) At any time after the applicable L/C Issuer has made a payment under any Letter of Cred- it and has received from any Revolving Credit Lender such Lender’s L/C Advance in respect of such pay- ment in accordance with Section 2.03(c) if the Administrative Agent receives for the account of such L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administra- tive Agent), the Administrative Agent will distribute to such Lender its Applicable Revolving Credit Per- centage thereof in Dollars, as applicable, in the same funds as those received by the Administrative Agent. (ii) If any payment received by the Administrative Agent for the account of the applicable L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances de- scribed in Section 10.05 (including pursuant to any settlement entered into by such L/C Issuer in its discre- tion), each Revolving Credit Lender shall pay to the Administrative Agent for the account of such L/C Is- suer its Applicable Revolving Credit Percentage on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per an- num equal to the applicable Overnight Rate from time to time in effect. The obligations of the Lenders un- der this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (f) Obligations Absolute. The obligation of the Borrower to reimburse the applicable L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and ir- revocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, includ- ing the following: (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any oth- er Loan Document; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), such L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit; (iv) waiver by such L/C Issuer of any requirement that exists for such L/C Issuer’s protection and not the protection of the Borrower or any waiver by such L/C Issuer which does not in fact materially prejudice the Borrower; (v) honor of a demand for payment presented electronically even if such Letter of Credit re- quires that demand be in the form of a draft; (vi) any payment made by such L/C Issuer in respect of an otherwise complying item present- ed after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as appli- cable; (vii) any payment by such L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by such L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or

- 82 - successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; (viii) any adverse change in the relevant exchange rates or in the availability of the relevant Al- ternative Currency to the Borrower or any Subsidiary or in the relevant currency markets generally; or (ix) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a dis- charge of, the Borrower or any of its Subsidiaries. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the applicable L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the applicable L/C Issuer and its correspondents unless such notice is given as afore- said. (g) Role of L/C Issuers. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the applicable L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuers, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable to any Lender for (i) any action taken or omitted in connec- tion herewith at the request or with the approval of the Revolving Credit Lenders or the Required Revolving Lend- ers, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuers, the Administrative Agent, any of their re- spective Related Parties nor any correspondent, participant or assignee of the L/C Issuers shall be liable or responsi- ble for any of the matters described in clauses (i) through (ix) of Section 2.03(f); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against an L/C Issuer, and such L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by such L/C Issuer’s will- ful misconduct or gross negligence or such L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and condi- tions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuers may accept docu- ments that appear on their face to be in order, without responsibility for further investigation, regardless of any no- tice or information to the contrary, and the L/C Issuers shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuers may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commer- cially reasonable means of communicating with a beneficiary. (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the applicable L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), (i) the rules of the ISP shall apply to each Financial Letter of Credit and (ii) the rules of the UCP shall apply to each Commercial Letter of Credit. Notwithstanding the foregoing, no L/C Issuer shall be responsible to the Bor- rower or any other Permitted L/C Party for, and no L/C Issuer’s rights and remedies against the Borrower or any other Permitted L/C Party shall be impaired by, any action or inaction of such L/C Issuer required or permitted un- der any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where such L/C Issuer or the beneficiary is located, the practice stat- ed in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Asso-

- 83 - ciation (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (i) Letter of Credit Fees. Borrower shall pay to the Administrative Agent for the account of each Re- volving Credit Lender in accordance with its Applicable Revolving Credit Percentage a Letter of Credit fee in Dol- lars for each Letter of Credit issued under the Revolving Credit Facility (the fee payable under such Facility, the “Letter of Credit Fees”) equal to the Applicable Rate for such Letter of Credit times the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount availa- ble to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.09. Letter of Credit Fees shall be (i) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Let- ter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears; provide that with respect to Letters of Credit issued by an L/C Issuer that is not the Administrative Agent (or any Affiliate thereof), the Administrative Agent shall use its commercially reasonable efforts to provide Borrow- er with the Letter of Credit Fees due and payable on each such date with respect to such Letters of Credit, based on information provided by such L/C Issuers, and any discrepancies with respect thereto shall be adjusted on the next quarterly payment date. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary con- tained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees owing on Letters of Credit under the Revolving Credit Facility shall accrue at the Default Rate. (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuers. Borrower shall pay directly to each L/C Issuer for its own account a fronting fee in Dollars (i) with respect to each Commercial Let- ter of Credit issued by such L/C Issuer, at a rate per annum equal to 0.125% of the daily stated amount of such Letter of Credit, computed on the Dollar Equivalent amount of such Letter of Credit, and payable upon the issuance there- of, (ii) with respect to any amendment of a Commercial Letter of Credit issued by such L/C Issuer increasing the amount of such Letter of Credit, at a rate per annum equal to 0.125% of the daily stated amount of such Letter of Credit, computed on the Dollar Equivalent amount of such increase, and payable upon the effectiveness of such amendment, and (iii) with respect to each Financial Letter of Credit issued by such L/C Issuer, at a rate per annum equal to 0.125%, computed on the Dollar Equivalent of the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable on the tenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or por- tion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be deter- mined in accordance with Section 1.09. In addition, the Borrower shall pay directly to each L/C Issuer for its own account, in Dollars, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of each L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. (l) Letters of Credit Issued for Permitted L/C Parties. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Permitted L/C Party other than the Borrower, the Borrower shall be obligated to reimburse the applicable L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substan- tial benefits from the businesses of such Subsidiaries. (m) Additional L/C Issuers. In addition to Bank of America, BNP Paribas, CoBank, ACB, Crédit Agricole Corporate and Investment Bank, JPMorgan Chase Bank, N.A. and PNC Bank, National Association, the Borrower may from time to time, with notice to the Revolving Credit Lenders and the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) and the applicable Revolving Credit Lender being so appointed, appoint additional Revolving Credit Lenders to be L/C Issuers under the Revolving Credit Facility;

- 84 - provided that the total number of L/C Issuers under the Revolving Credit Facility at any time shall not exceed six Revolving Credit Lenders. Upon the appointment of a Lender as an L/C Issuer hereunder such Person shall become vested with all of the rights, powers, privileges and duties of an L/C Issuer hereunder. In connection with any such appointment, Schedule 1.01(b) shall be updated, and such update shall be provided to the Administrative Agent, to reflect the Letter of Credit Commitment of such additional L/C Issuer as agreed by such L/C Issuer and the Borrow- er; provided that in no event shall any L/C Issuer’s Letter of Credit Commitment be increased without its consent. (n) Removal of L/C Issuers. The Borrower may at any time remove any Lender from its role as an L/C Issuer hereunder upon not less than 30 days’ prior notice to such L/C Issuer (or such shorter period of time as may be acceptable to such L/C Issuer); provided that such removed L/C Issuer shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its removal as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Re- volving Credit Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). Without limiting the foregoing, upon the removal of a Revolving Credit Lender as an L/C Issuer hereunder, the Borrower may, or at the request of such removed L/C Issuer the Borrower shall use commercially reasonable efforts to, arrange for one or more of the other L/C Issuers to issue Letters of Credit hereunder in substi- tution for the Letters of Credit, if any, issued by such removed L/C Issuer and outstanding at the time of such re- moval, or make other arrangements reasonably satisfactory to the removed L/C Issuer to effectively cause another L/C Issuer to assume the obligations of the removed L/C Issuer with respect to any such Letters of Credit. In con- nection with any such removal, Schedule 1.01(b) shall be updated, and such update shall be provided to the Admin- istrative Agent, to reflect the Letter of Credit Commitments of the L/C Issuers after giving effect to such removal; provided that in no event shall any L/C Issuer’s Letter of Credit Commitment be increased without its consent. (o) Reporting of Letter of Credit Information. At any time that any Lender other than the Person serv- ing as the Administrative Agent is an L/C Issuer, then (i) on the last Business Day of each calendar month, (ii) on each date that a Letter of Credit is amended, terminated or otherwise expires, (iii) on each date that an L/C Credit Extension occurs with respect to any Letter of Credit, and (iv) upon the request of the Administrative Agent, each L/C Issuer (or, in the case of clause (ii), (iii) or (iv), the applicable L/C Issuer) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (in- cluding, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such L/C Issuer) with respect to each Letter of Credit issued by such L/C Issuer that is outstanding hereunder. No failure on the part of any L/C Issuer to provide such information pursuant to this Section 2.03(o) shall limit the ob- ligation of the Borrower or any applicable Lender hereunder with respect to its reimbursement and participation ob- ligations, respectively, pursuant to this Section 2.03. In addition, the Borrower and the relevant L/C Issuer shall noti- fy the Administrative Agent if at any time the Letter of Credit Commitment of any L/C Issuer is changed (whether pursuant to Section 2.03(m) or (n), by agreement between the Borrower and such L/C Issuer, or otherwise), and such change shall be reflected in a revised Schedule 1.01(b). 2.04 Swing Line Loans. (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in its sole discretion make loans in Dollars (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day dur- ing the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Revolv- ing Credit Percentage of the Outstanding Amount of Revolving Credit Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Credit Commitment; provided, however, that (x) after giving effect to any Swing Line Loan, (i) the Total Revolving Credit Outstandings shall not exceed the Revolving Credit Facility at such time, and (ii) the Revolving Credit Exposure of any Revolving Credit Lender shall not exceed such Lender’s Revolving Credit Commitment, (y) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and (z) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Revolving Credit

- 85 - Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Revolving Credit Lender’s Applicable Revolving Credit Percentage times the amount of such Swing Line Loan. (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevoca- ble notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Re- volving Credit Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower. (c) Refinancing of Swing Line Loans. (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its be- half), that each Revolving Credit Lender make a Base Rate Loan in an amount equal to such Lender’s Ap- plicable Revolving Credit Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for pur- poses hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized por- tion of the Revolving Credit Facility and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Credit Lender shall make an amount equal to its Applicable Revolving Credit Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in Same Day Funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swing Line Loan) for the account of the Swing Line Lender at the Administrative Agent’s Office for Dollar-denominated payments not later than 1:00 p.m. on the day speci- fied in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Credit Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender. (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Revolving Credit Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Credit Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Credit Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Credit Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the fore- going provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the applica- ble Overnight Rate from time to time in effect, plus any administrative, processing or similar fees custom-

- 86 - arily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Credit Loan included in the relevant Revolving Credit Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive ab- sent manifest error. (iv) Each Revolving Credit Lender’s obligation to make Revolving Credit Loans or to pur- chase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Bor- rower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Revolving Credit Lender’s obligation to make Revolving Credit Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein. (d) Repayment of Participations. (i) At any time after any Revolving Credit Lender has purchased and funded a risk participa- tion in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Credit Lender its Applicable Revolving Credit Percentage thereof in the same funds as those received by the Swing Line Lender. (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Credit Lender shall pay to the Swing Line Lender its Applicable Revolving Credit Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the applicable Overnight Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for in- voicing the Borrower for interest on the Swing Line Loans. Until each Revolving Credit Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Credit Lender’s Applicable Re- volving Credit Percentage of any Swing Line Loan, interest in respect of such Applicable Revolving Credit Percent- age shall be solely for the account of the Swing Line Lender. (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender. 2.05 Prepayments. (a) Optional. (i) Subject to the last sentence of this Section 2.05(a)(i), the Borrower may, upon notice from the Borrower to the Administrative Agent, at any time or from time to time voluntarily prepay Term Loans and/or Revolving Credit Loans in whole or in part without premium or penalty; provided that (A) such notice shall be in a form acceptable to the Administrative Agent and be received by the Administrative Agent not later than 11:00 a.m. (1) three Business Days prior to any date of prepayment of Term SOFR Loans, (2) four Business Days (or five, in the case of prepayment of Loans denominated in Special Notice Currencies) prior to any date of prepayment of Alternative Currency Loans, and (3) on the date of prepay-

- 87 - ment of Base Rate Loans; (B) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; (C) any prepayment of Alternative Curren- cy Loans shall be in a minimum principal amount of the Dollar Equivalent of $5,000,000 or a whole multi- ple of the Dollar Equivalent of $1,000,000 in excess thereof; and (D) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment, the Facility with respect to which Loans are being prepaid, the principal repayment installments to which such prepayment is to be applied and the Type(s) of Loans to be prepaid and, if Term SOFR Loans or Alternative Currency Term Rate Loans are to be prepaid, the Interest Peri- od(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Bor- rower shall make such prepayment and the payment amount specified in such notice shall be due and paya- ble on the date specified therein. Any prepayment of a Term SOFR Loan or Alternative Currency Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof as the Borrower may direct under the applicable Class or Classes of Term Loans as the Borrower may direct (and in the absence of any direc- tion, ratably to the Term Loans of each Class and in direct order of maturity to the remaining quarterly principal installments thereof). Subject to Section 2.17, each such prepayment shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. Notwithstanding the foregoing, if such notice of prepayment indicates that such prepayment is conditioned upon the consummation of a new debt or equity financing or other transaction specified therein, such notice of prepayment may be revoked or delayed if such condition is not specified on the date specified in such notice; provided that Section 3.05 shall apply to any such revocation or delay. (ii) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Adminis- trative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (A) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepay- ment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such pre- payment and the payment amount specified in such notice shall be due and payable on the date specified therein. (b) Mandatory. (i) Excess Cash Flow. Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2022, the Borrower shall prepay Term Loans in an aggregate amount equal to (A) the applicable ECF Prepayment Percentage of Excess Cash Flow for such fiscal year less (B) (x) the aggregate principal amount of Term Loans and/or Incremental Term Loans (in each case, to the extent applied to amortization payments due after the end of the fiscal year in which such voluntary prepayment is made) and/or (to the extent accompanied by a permanent reduction of the Aggregate Revolv- ing Credit Commitments in the same amount) Revolving Credit Loans prepaid pursuant to Section 2.05(a)(i) and (y) purchases of Loans pursuant to Section 10.06(h) that are applied to amortization pay- ments due after the fiscal year in which such purchase is made, in each case during such fiscal year or, without duplication, after the end of such fiscal year but prior to the date on which the prepayment de- scribed in this clause (i) is required (such prepayments to be applied as set forth in clause (v) below). Each prepayment pursuant to this clause (i) shall be made no later than the date that is five Business Days after the date on which financial statements are required to be delivered pursuant to Section 6.01(a) with respect to the fiscal year for which Excess Cash Flow is being calculated. Prepayment pursuant to this clause (i) shall not be required to be made following the repayment or prepayment, in full, of all of the Term Loans. (ii) Asset Sales. If the Borrower or any of its Restricted Subsidiaries disposes of any proper- ty (other than sales of inventory in the ordinary course of business) pursuant to Section 7.05(w) which, in any such case, results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an

- 88 - aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom in excess of $50,000,000 (less any exclusion of prepayments from Net Cash Proceeds of Extraordinary Receipts ap- plied to the $50,000,000 threshold set forth in clause (iii) below) in the aggregate for the Net Cash Proceeds received from all such Asset Sales during the immediately preceding twelve month period on the next Business Day following receipt thereof by such Person (such prepayments to be applied as set forth in clause (v) below); provided that, with respect to any Net Cash Proceeds realized under an Asset Sale de- scribed in this Section 2.05(b)(ii), at the election of the Borrower (as notified by the Borrower to the Ad- ministrative Agent on or prior to the date of such Asset Sale), and so long as no Event of Default shall have occurred and be continuing, the Borrower or any Restricted Subsidiary may reinvest all or any portion of such Net Cash Proceeds in any one or more businesses, assets or property or capital expenditures, in each case, used or useful in a similar business and permitted hereunder (provided that if such investment is in the form of the acquisition of Equity Interests of a Person, such person is or becomes a Restricted Subsidiary of the Borrower as a result of such acquisition) so long as (A) within 18 months after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so reinvest shall have been executed) and (B) if a definitive agreement to so reinvest has been executed within such 18- month period, then such reinvestment shall have been consummated within 6 months after such 18-month period (in each case, as certified by the Borrower in writing to the Administrative Agent); and provided, further, that (i) any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(ii) and (ii) the use of such proceeds for working capital shall not qualify as a permitted reinvestment hereunder except in the case of an acquisition of a Person or business that includes working capital. (iii) Extraordinary Receipts. Upon the occurrence of any Extraordinary Receipt with respect to the Borrower or any of its Restricted Subsidiaries which, in any such case, results in the realization by such Person of Net Cash Proceeds, the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of the Net Cash Proceeds received therefrom in excess of $50,000,000 (less any exclusion of pre- payments from Net Cash Proceeds of Asset Sales applied to the $50,000,000 threshold set forth in clause (ii) above) in the aggregate for the Net Cash Proceeds received from all such Extraordinary Receipts during the immediately preceding twelve month period on the next Business Day following receipt thereof by such Person (such prepayments to be applied as set forth in clause (v) below); provided that, with respect to any Net Cash Proceeds realized under an Extraordinary Receipt described in this Section 2.05(b)(iii), at the election of the Borrower (as notified by the Borrower to the Administrative Agent within 45 days following the date of such Extraordinary Receipt), and so long as no Event of Default shall have occurred and be con- tinuing, the Borrower or any Restricted Subsidiary may reinvest all or any portion of such Net Cash Pro- ceeds in the replacement or restoration of any properties or assets in respect of which such Net Cash Pro- ceeds were paid or in any one or more businesses, assets or property or capital expenditures, in each case, used or useful in a similar business and permitted hereunder (provided that if such investment is in the form of the acquisition of Equity Interests of a Person, such person is or becomes a Restricted Subsidiary of the Borrower as a result of such acquisition) so long as (A) within 18 months after receipt of such Net Cash Proceeds, such reinvestment shall have been consummated (or a definitive agreement to so reinvest shall have been executed) and (B) if a definitive agreement to so reinvest has been executed within such 18- month period, then such reinvestment shall have been consummated within 6 months after such 18-month period (in each case, as certified by the Borrower in writing to the Administrative Agent); and provided, further, that (i) any Net Cash Proceeds not subject to such definitive agreement or so reinvested shall be immediately applied to the prepayment of the Loans as set forth in this Section 2.05(b)(iii) and (ii) the use of such proceeds for working capital shall not qualify as a permitted reinvestment hereunder except in the case of an acquisition of a Person or business that includes working capital. (iv) Debt Issuances. Upon the incurrence or issuance by the Borrower or any of its Restricted Subsidiaries of (A) any Permitted Credit Agreement Refinancing Indebtedness or (B) any other Indebted- ness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.02 (other than Section 7.02(b)(xiv))), the Borrower shall prepay an aggregate principal amount of Loans equal to 100% of all Net Cash Proceeds received therefrom on the next Business Day following receipt thereof by the Borrower or such Restricted Subsidiary (such prepayments to be applied as set forth in clause (v) below or, with respect to Permitted Credit Agreement Refinancing Indebtedness, clause (x) below).

- 89 - (v) Certain Applications. Each prepayment of Term Loans pursuant to clauses (i), (ii), (iii) and (other than with respect to Permitted Credit Agreement Refinancing Indebtedness) (iv) of the foregoing provisions of this Section 2.05(b) shall be applied ratably to each Class of the Term Facilities (or, with re- spect to any Incremental Term Loans, as otherwise provided in the applicable Credit Extension Amend- ment) and (x) with respect to each of the Term F Facility and the Term B Facility, to the principal repay- ment installments thereof in direct order of maturity or as otherwise directed by the Borrower to the Ad- ministrative Agent and (y) with respect to any Incremental Term Loans, unless otherwise provided in the applicable Credit Extension Amendment establishing such Incremental Term Loans, to the principal re- payment installments thereof in direct order of maturity or as otherwise directed in writing by the Borrower to the Administrative Agent. Subject to Section 2.17, such prepayments shall be paid to the Lenders in ac- cordance with their respective Applicable Percentages in respect of the relevant Facilities; provided, fur- ther, that, with respect to any Net Cash Proceeds from any Asset Sale or Extraordinary Receipt, the Bor- rower may prepay Term Loans and prepay or purchase any Incremental Equivalent Debt that is secured by the Collateral on a pari passu basis with the Obligations (at a purchase price of no greater than par plus ac- crued and unpaid interest), to the extent required thereby, on a pro rata basis in accordance with the respec- tive outstanding principal amounts of the Term Loans and such Incremental Equivalent Debt as of the time of the applicable Asset Sale or Extraordinary Receipt. (vi) [Reserved]. (vii) If the Administrative Agent notifies the Borrower at any time that the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Borrower) at such time exceed an amount equal to 100% of the Aggregate Revolving Credit Commitments then in effect, then, within five Business Days after receipt of notice of such excess, the Borrower shall prepay Revolving Credit Loans and/or Swing Line Loans and/or the Borrower shall Cash Collateralize the L/C Obligations under the Revolving Credit Facility in an aggregate amount sufficient to reduce the Total Revolving Credit Outstandings (that are not Cash Collateralized by the Borrower) as of such date of payment to an amount not to exceed 100% of the Aggregate Revolving Credit Commitments then in effect; provided, however, that, subject to the provisions of Section 2.16(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations under the Revolving Credit Facility pursuant to this Section 2.05(b)(viii) unless after the prepayment in full of the Revolving Credit Loans and Swing Line Loans the Total Revolving Credit Outstandings exceed the Aggregate Revolving Credit Commitments then in effect. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. (viii) If the Total Revolving Credit Outstandings denominated in Alternative Currencies (that are not Cash Collateralized by the Borrower) at such time exceed the Alternative Currency Sublimit, then, within five Business Days after receipt of notice from the Administrative Agent of such excess, the Bor- rower shall immediately prepay Revolving Credit Loans denominated in Alternative Currencies and/or the Borrower shall Cash Collateralize the L/C Obligations denominated in Alternative Currencies under the Revolving Credit Facility in an aggregate amount sufficient to reduce the Total Revolving Credit Outstand- ings denominated in Alternative Currencies (that are not Cash Collateralized by the Borrower) as of such date of payment to an amount not to exceed the Alternative Currency Sublimit; provided, however, that, subject to the provisions of Section 2.16(a), the Borrower shall not be required to Cash Collateralize the L/C Obligations denominated in Alternative Currencies under the Revolving Credit Facility pursuant to this Section 2.05(b)(viii) unless after the prepayment in full of the Revolving Credit Loans denominated in Al- ternative Currencies the Total Revolving Credit Outstandings denominated in Alternative Currencies ex- ceed the Alternative Currency Sublimit. The Administrative Agent may, at any time and from time to time after the initial deposit of such Cash Collateral, request that additional Cash Collateral be provided in order to protect against the results of exchange rate fluctuations. (ix) Notwithstanding anything to the contrary contained in Section 2.05(b)(i), (ii), or (iii), to the extent attributable to an Asset Sale or Extraordinary Receipt by a Restricted Subsidiary that is a Foreign Subsidiary (or a Restricted Subsidiary of a Foreign Subsidiary) or arising from Excess Cash Flow attributa- ble to a Restricted Subsidiary that is a Foreign Subsidiary (or a Restricted Subsidiary of a Foreign Subsidi- ary), no prepayment (or a portion thereof) required under Section 2.05(b)(i), (ii) or (iii) shall be made if the

- 90 - repatriation to the United States of any or all of the Net Cash Proceeds of any Asset Sales or Extraordinary Receipt by such Foreign Subsidiary or arising from Excess Cash Flow attributable to a such Foreign Sub- sidiary (x) is prohibited or delayed by applicable local Laws or (y) would have a material adverse tax con- sequence (taking into account any foreign tax credit or other net benefit actually realized in connection with such repatriation that would not otherwise be realized), as determined by the Borrower in its sole discre- tion, the portion of such Net Cash Proceeds or Excess Cash Flow so affected will not be required to be ap- plied in compliance with Section 2.05(b)(i), (ii) or (iii); provided that the preceding clause (x) shall apply to such amounts for so long, but only for so long, as the applicable local Laws will not permit repatriation to the United States (the Borrower hereby agreeing to use commercially reasonable efforts to cause the appli- cable Foreign Subsidiary to take all actions reasonably required by the applicable local Laws, applicable organizational impediments or other impediment to permit such repatriation), and if such repatriation of any of such affected Net Cash Proceeds or Excess Cash Flow, as applicable, is permitted under the applica- ble local Laws and is not subject to the preceding clause (y), the portion of such Net Cash Proceeds or Ex- cess Cash Flow, as applicable, so affected will then be required to be applied (net of additional taxes that would be payable or reserved against if such net cash proceeds were then repatriated) in compliance with Section 2.05(b)(i), (ii) or (iii). Notwithstanding anything to the contrary contained in this Section 2.05, to the extent a Restricted Payment or other distribution to the Borrower is required (notwithstanding the Loan Parties’ commercially reasonable efforts to make such mandatory prepayment without making such Re- stricted Payment or other payment) in connection with such prepayment (or portion thereof), or otherwise in the case of the repatriation of all or any such amount to make such prepayment, no prepayment (or a por- tion thereof) required under Section 2.05(b)(i), (ii) and (iii) shall be made if either of the Borrower or any Restricted Subsidiary determines in good faith that it would incur liability in respect of Taxes (including any withholding tax) in connection with making such Restricted Payment or other distribution or repatria- tion which Borrower, in its reasonable judgment, deems to be material; provided that (i) the Borrower shall use commercially reasonable efforts to eliminate or reduce any such material adverse tax consequences to enable the repatriation to be made and (ii) to the extent the provisions hereof relating to Excess Cash Flow of Foreign Subsidiaries apply, but the amount of the total Excess Cash Flow attributable to the Borrower and its Restricted Subsidiaries that are organized under the laws of the United States, a State thereof or the District of Columbia then exceeds the prepayment then required to be made under Section 2.05(b)(i) (solely for this purpose, determined without regard to this Section 2.05(b)(x)), then (subject to the first sentence of this Section 2.05(b)(x)), the entire prepayment then required under such Section 2.05(b)(i) shall be required to be made, without reduction pursuant to this sentence. Notwithstanding anything in the preceding two sentences to the contrary, in the event the limitations or restrictions described therein cease to apply to any prepayment (or portion thereof) required under Section 2.05(b), the Borrower shall make such prepayment in an amount equal to the lesser of (1) the amount of such prepayment previously required to have been made without having given effect to such limitations or restrictions and (2) the amount of cash and Cash Equivalents on hand at such time, in each case, less the amount by which the Net Cash Proceeds from the applicable Asset Sale were previously used for the permanent repayment of Indebtedness. (x) Notwithstanding the foregoing, in the case of prepayments made pursuant to Section 2.05(b)(v) in respect of any Permitted Credit Agreement Refinancing Indebtedness, such prepayment shall be applied solely to those applicable Class of Term Loans or Revolving Credit Loans (or unused Revolving Credit Commitments) with respect to which such Permitted Credit Agreement Refinancing Indebtedness is being incurred. (xi) Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Term SOFR Loans or Alternative Cur- rency Term Rate Loans is required to be made under this Section 2.05, prior to the last date of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Loan prior to the last day of the Interest Period therefor, the Borrower may, in its sole discretion, deposit with the Administrative Agent the amount of any such prepayment otherwise required to be made hereunder until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Such deposit shall constitute cash col- lateral for the Term SOFR Loans or Alternative Currency Term Rate Loans to be so prepaid, provided, the Borrower may at any time direct that such deposit be applied to make the applicable payment required to

- 91 - this Section 2.05, it being understood that interest shall continue to accrue on all such outstanding Loans until such time as payment is actually made. (c) Prepayment Premium. In the event that, on or prior to the date that is twelve months after the Ini- tial Funding Date, a Repricing Event (other than any Repricing Event made in connection with (i) a Change of Con- trol, (ii) a sale of all or substantially all of the Borrower’s assets or (iii) a material acquisition that (A) is not a Per- mitted Acquisition, (B) is financed using proceeds of Indebtedness not permitted under this Agreement or (C) the consummation of which would cause the Loan Documents to not provide the Borrower and its Subsidiaries with adequate flexibility for the continuation or expansion of their operations following such consummation as deter- mined by the Borrower acting in good faith) occurs, the Borrower shall pay to the Administrative Agent, (i) in the case of a Repricing Event described in clause (a) of the definition thereof, for the ratable account of each of the ap- plicable Term B Lenders, a prepayment premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid, refinanced, substituted or replaced, and (ii) in the case of a Repricing Event described in clause (b) of the definition thereof, for the ratable account of each of the non-consenting Term B Lenders to the amendment, a fee equal to 1.00% of the aggregate principal amount of the applicable Term B Loans of such non-consenting Term B Lender outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Event. (d) Term Loan Opt-Out. With respect to any prepayment of Term Loans pursuant to Section 2.05(b), other than a mandatory prepayment with the proceeds of Permitted Credit Agreement Refinancing Indebtedness incurred pursuant to Section 7.02(b)(xiv), any Term Lender, at its option, may elect not to accept such prepayment. Upon receipt by the Administrative Agent of any such prepayment of Term Loans, the amount of the prepayment that is available to prepay the Term Loans (the “Prepayment Amount”) shall be deposited in a cash collateral ac- count on terms reasonably satisfactory to the Administrative Agent and the Borrower, pending application of such amount on the Prepayment Date as set forth below and promptly after the date of such receipt, the Administrative Agent shall notify the applicable Term Lenders of the amount available to prepay the Term Loans and the date on which such prepayment shall be made (the “Prepayment Date”). Any Lender declining such prepayment (a “Declin- ing Lender”) shall give written notice to the Administrative Agent before 11:00 a.m. on the Business Day immedi- ately preceding the Prepayment Date. On the Prepayment Date, an amount equal to that portion of the Prepayment Amount accepted by the applicable Term Lenders other than the Declining Lenders (such Lenders being the “Ac- cepting Lenders”) to prepay Term Loans owing to such Accepting Lenders shall be withdrawn from the applicable cash collateral account and applied ratably to prepay Term Loans owing to such Accepting Lenders in the manner described in Section 2.05(b) for such prepayment. Any amounts that would otherwise have been applied to prepay Term Loans owing to Declining Lenders (“Declined Amounts”) shall be retained or applied as directed by the Bor- rower. (e) Other Applicable Debt. If at the time that any prepayment pursuant to Section 2.05(b) would be required, the Borrower is also required to offer to repurchase, defease or prepay Incremental Equivalent Debt, Ratio Debt or Indebtedness incurred pursuant to Section 7.02(b)(xiv) (in each case, to the extent secured by Liens on the assets giving rise to such prepayment on a pari passu basis with the Obligations), in each case pursuant to the terms of the documentation governing such Indebtedness with Net Cash Proceeds with respect to any property or assets constituting Collateral (such Indebtedness required to be offered to be so repurchased, “Other Applicable Debt”), then the Borrower may apply such net proceeds on a pro rata basis (determined on the basis of the aggregate out- standing principal amount of the Term Loans (except to the extent a less than ratable payment is permitted or re- quired to be made to the Incremental Term Loans, Refinanced Term Loans or Extended Term Loans pursuant to the Credit Extension Amendment) and Other Applicable Debt at such time; provided the portion of such net proceeds allocated to the Other Applicable Debt shall not exceed the amount of such net proceeds required to be allocated to the Other Applicable Debt pursuant to the terms thereof, and the remaining amount, if any, of such net proceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Debt, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(e) shall be reduced accordingly. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Credit Facility, the Alternative Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit, or from

- 92 - time to time permanently reduce the Revolving Credit Facility, the Alternative Currency Sublimit, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce (A) the Revolving Credit Facility if, after giving effect thereto and to any concurrent prepayments and Cash Collateralization of L/C Obligations hereunder, the Total Revolving Credit Outstandings would exceed the Revolving Credit Facility, (B) the Alternative Currency Sublimit if, after giving ef- fect thereto and to any concurrent prepayments and Cash Collateralization of L/C Obligations hereunder, the Total Revolving Credit Outstandings denominated in Alternative Currencies would exceed the Alternative Currency Sub- limit, (C) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations with respect to all Letters of Credit not fully Cash Collateralized hereunder would exceed the Letter of Credit Sub- limit, or (D) the Swing Line Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swing Line Loans would exceed the Swing Line Sublimit, (iv) if, after giving effect to any reduction or termination of the Aggregate Revolving Credit Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate Revolving Credit Commitments, such sublimit shall be automatically reduced by the amount of such excess and (v) any notice of termination or reduction of the Commit- ments, the Letter of Credit Sublimit or the Swing Line Sublimit delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities or other transactions specified therein, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified ef- fective date) if such condition is not satisfied. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction provided in this Section. Any reduction of any Commitments hereunder shall be applied to the applicable Class of Commitment of each applicable Lender according to its Applicable Percentage. To the extent practicable, each partial reduction in the Letter of Credit Sublimit shall be allocated ratably among the L/C Issuers in accordance with their respective Letter of Credit Commitments (or as otherwise agreed among the Borrower and the L/C Issuers). All fees accrued until the effective date of any termination of any applicable Facility or Commitments shall be paid on the effective date of such termination. Notwithstanding the foregoing, if any such notice of complete termination indicates that such termination is to be funded with the proceeds of a new debt or equity financing, such notice of complete termination may be revoked or delayed if such new debt or equity financ- ing is not consummated on the date specified in such notice. (b) Mandatory. (i) The Term B Commitments shall automatically terminate upon the extension of the Term B Loans on the Initial Funding Date. (ii) The Term F Commitments shall automatically terminate upon the extension of the Term F Loans on the Initial Funding Date. (iii) The Commitments shall automatically terminate two Business Days after the Initial Funding Date if the Spin-Off has not been consummated on the terms set forth in the Form 10 by such date. (iv) The Commitments shall automatically terminate in their entirety on the earlier of (x) January 4, 2022 if the Initial Funding Date has not occurred on or prior to such date and (y) the date of any public announcement that the board of directors of IP has determined not to proceed with the Spin-Off. 2.07 Repayment of Loans. (a) Term B Loans. The Borrower shall repay to the Term B Lenders a principal amount of Term B Loans equal to (x) on the last Business Day of the first full fiscal quarter after the Initial Funding Date and the last Business Day of each of the three fiscal quarters thereafter, 0.625% of the initial aggregate principal amount of the Term B Loans made on the Initial Funding Date pursuant to Section 2.01(a) and (y) thereafter on the last Business Day of each March, June, September and December, 1.25% of the initial aggregate principal amount of the Term B Loans made on the Initial Funding Date pursuant to Section 2.01(a) (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Sec- tion 2.05); provided that the final principal repayment installment of the Term B Loans shall be repaid on the Ma-

- 93 - turity Date for the Term B Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term B Loans outstanding on such date. (b) Term F Loans. The Borrower shall repay to the Term F Lenders a principal amount of Term F Loans equal to (x) on the last Business Day of the first full fiscal quarter after the Initial Funding Date and the last Business Day of each of the three fiscal quarters thereafter, 0.625% of the initial aggregate principal amount of the Term F Loans made on the Initial Funding Date pursuant to Section 2.01(b) and (y) thereafter on the last Business Day of each March, June, September and December, 1.25% of the initial aggregate principal amount of the Term F Loans made on the Initial Funding Date pursuant to Section 2.01(b) (which principal amounts shall be reduced in each case as a result of the application of prepayments in accordance with the order of priority set forth in Sec- tion 2.05); provided that the final principal repayment installment of the Term F Loans shall be repaid on the Ma- turity Date for the Term F Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term F Loans outstanding on such date. (c) Revolving Credit Loans. The Borrower shall repay to the Revolving Credit Lenders on the Maturi- ty Date for the Revolving Credit Facility the aggregate principal amount of all Revolving Credit Loans outstanding on such date. (d) Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earlier to occur of (i) the date ten Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility. 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan and Alternative Currency Loan under a Facility shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term SOFR or EURIBOR, as applicable, for such Interest Period plus the Applicable Rate for such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for the Revolving Credit Facility. (b) (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applica- ble Laws; (ii) if any amount (other than principal of any Loan) payable by any Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, or while any Event of Default exists (other than as set forth in clause (a)(i) above), then upon the request of the Required Term F Lenders (in the case of the Term F Facility), the Required Term B Lenders (in the case of the Term B Facility) and/or the Required Revolving Lenders (in the case of the Revolving Credit Facility), such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; and (iii) accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in Sections 2.03(i) and (j): (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a commit- ment fee (the “Commitment Fee”) in Dollars equal to the Applicable Rate with respect to the Commitment Fee times the actual daily amount by which the Revolving Credit Facility exceeds the sum of (A) the Out-

- 94 - standing Amount of Revolving Credit Loans and (B) the Outstanding Amount of L/C Obligations under the Revolving Credit Facility, subject to adjustment as provided in Section 2.17 (for the avoidance of doubt, the Outstanding Amount of Swing Line Loans shall not be counted towards or considered usage of the Ag- gregate Revolving Credit Commitments for purposes of determining the Commitment Fee). The Commit- ment Fee with respect to each applicable Facility shall accrue at all times during the relevant Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and De- cember, commencing with the first such date to occur after the Initial Funding Date, and, in the case of the Commitment Fee with respect to the Revolving Credit Facility, on the last day of the Availability Period for the Revolving Credit Facility. The Commitment Fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) RCF Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Revolving Credit Lender in accordance with its Applicable Revolving Credit Percentage, a ticking fee (the “RCF Ticking Fee”) for the benefit of each Revolving Credit Lender in an amount equal to 0.275% per annum times the daily amount of Revolving Credit Commitment of such Revolving Credit Lender. The RCF Ticking Fee shall accrue from September 1, 2021 until the earlier of (i) Initial Funding Date (ii) the date on which the applicable Revolving Credit Commitment of such Revolving Credit Lender terminates or expires (computed on the basis of the actual number of days elapsed over a 360-day year), and shall be due and payable on such earlier date. (c) [Reserved]. (d) TLF Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Term F Lender in accordance with its Applicable Percentage, a ticking fee (the “TLF Ticking Fee”) for the benefit of each Term F Lender in an amount equal to 0.275% per annum times the daily amount of Term F Commitment of such Term F Lender. The TLF Ticking Fee shall accrue from September 1, 2021 until the earlier of (i) Initial Funding Date (ii) the date on which the applicable Term F Commitment of such Term F Lender terminates or expires (computed on the basis of the actual number of days elapsed over a 360-day year), and shall be due and payable on such earlier date. (e) Other Fees. The Borrower shall pay: (i) to the Arrangers and the Administrative Agent for their own respective accounts, in Dol- lars, fees in the amounts and at the times specified in the Fee Letters, which such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever; (ii) to the Administrative Agent, an annual administrative agency fee in an amount from time to time agreed in writing with the Borrower; and (iii) to the Lenders and the L/C Issuers, in Dollars, such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) All computations of interest for Base Rate Loans (including Base Rate Loans determined by refer- ence to the Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year), or, in the case of interest in respect of Loans denominated in Alternative Currencies as to which market prac- tice differs from the foregoing, in accordance with such market practice. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the

- 95 - Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Leverage Ratio as calculat- ed by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Lever- age Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. The Credit Extensions made by each Lender and each L/C Issuer shall be evi- denced by one or more accounts or records maintained by such Lender or L/C Issuer and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender or L/C Issuer shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders and/or the L/C Issuers to or for the account of the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Bor- rower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender to the Borrower made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans to the Borrower in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount, currency and maturity of its Loans and payments with respect thereto. (a) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Admin- istrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict be- tween the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of man- ifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Alternative Currency, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. Except as otherwise expressly provided herein, all payments by the Borrower hereunder with respect to principal and interest on Loans denominated in an Alternative Currency shall be made to the Administrative Agent, for the account of the respective Lenders to which such pay- ment is owed, at the applicable Administrative Agent’s Office in such Alternative Currency and in Same Day Funds not later than the Applicable Time specified by the Administrative Agent on the dates specified herein. Without lim- iting the generality of the foregoing, the Administrative Agent may require that any payments due under this Agreement be made in the United States. If, for any reason, the Borrower is prohibited by any Law from making any required payment hereunder in an Alternative Currency, the Borrower shall make such payment in Dollars in the Dollar Equivalent of the Alternative Currency payment amount. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided

- 96 - herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent (i) after 2:00 p.m., in the case of payments in Dollars, or (ii) after the Applica- ble Time specified by the Administrative Agent in the case of payments in an Alternative Currency, shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing inter- est or fees, as the case may be. (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans or Alternative Currency Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Ad- ministrative Agent forthwith on demand such corresponding amount in Same Day Funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but ex- cluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the Overnight Rate, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administra- tive Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the applicable L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason other- wise erroneously made such payment; then each of the Lenders or the L/C Issuers, as the case may be, sev- erally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so dis- tributed to such Lender or such L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing un- der this subsection (a) shall be conclusive, absent manifest error. (b) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the appli- cable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the

- 97 - Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest. (c) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Credit Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c). (d) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (e) Insufficient Funds. If at any time insufficient funds are received by and available to the Adminis- trative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counter- claim or otherwise, obtain payment in respect of (a) Obligations due and payable to such Lender hereunder and un- der the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obliga- tions due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the propor- tion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payment on account of the Obligations owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) pur- chase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swing Line Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such pay- ments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub-participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (in- cluding the application of funds arising from the existence of a Defaulting Lender, a Disqualified Lender and amounts paid in connection with or after giving effect to the final paragraph of Section 10.01), (B) the application of Cash Collateral provided for in Section 2.16, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Bor- rower and Loan Parties rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower and Loan Parties in the amount of such participation.

- 98 - This Section 2.13 shall not apply to any action taken by CoBank with respect to any CoBank Equities. 2.14 Increase in Commitments. (a) Request for Increase. The Borrower may, from time to time, request by notice to the Administra- tive Agent (A) an increase in the Revolving Credit Facility (each, a “Revolving Credit Increase”), (B) an increase in the Term F Facility (each, a “Term F Loan Increase”), (C) an increase in the Term B Facility (each, a “Term B Loan Increase”; each Term F Loan Increase and Term B Loan Increase, collectively, referred to as the “Term Loan In- creases”), (D) one or more term A loan tranches (as determined by the Administrative Agent, the TLF Lead Arrang- er and the Borrower, taking into account maturity and applicable rates with respect thereto) to be made available to the Borrower (each, an “Incremental Term A Loan”) or (E) one or more term B loan tranches to be made available to the Borrower (each, an “Incremental Term B Loan”; each Incremental Term A Loan and Incremental Term B Loan, collectively, referred to as the “Incremental Term Loans”; each Incremental Term Loan, each Revolving Credit Increase and each Term Loan Increase, collectively, referred to as the “Incremental Increases”); provided that: (i) the principal amount for all such Incremental Increases shall not exceed the Incremental Available Amount; (ii) any such request for an Incremental Increase shall be in a minimum amount of $25,000,000 (or a lesser amount in the event such amount represents all remaining availability under this Section); (iii) no Revolving Credit Increase shall (A) increase the Letter of Credit Sublimit or the Ag- gregate Revolving Credit Commitments without the consent of each L/C Issuer under the Revolving Credit Facility (or, if such increase applies only to certain L/C Issuers pursuant to their agreement, such L/C Issu- ers), (B) increase the Letter of Credit Commitment of any L/C Issuer without the consent of such L/C Issu- er or (C) increase the Swing Line Sublimit without the consent of the Swing Line Lender; (iv) no Incremental Term A Loan shall mature earlier than the latest Maturity Date for the Term F Facility then in effect or have a shorter weighted average life to maturity than the longest remaining weighted average life to maturity of the Term F Facility (or, if applicable, and longer, any prior Incremental Term A Loan); provided that at the option of Borrower, this clause (iv) shall not apply to any Permitted Bridge Indebtedness; (v) no Incremental Term B Loan shall mature earlier than the Maturity Date for the Term B Facility then in effect or have a shorter weighted average life to maturity than the remaining weighted aver- age life to maturity of the Term B Facility (or, if applicable, and longer, any prior Incremental Term B Loan); provided that at the option of Borrower, this clause (v) shall not apply to any Permitted Bridge In- debtedness; (vi) each Incremental Term Loan shall be pari passu in right of payment, prepayment, voting and/or security with the Term Loans, including sharing in mandatory prepayments under Section 2.05(b) pro rata with the Term Loans (unless agreed to be paid after the Term Loans by the Lenders providing such Incremental Term Loan) (vii) each Term B Loan Increase and each Incremental Term B Loan shall have an All-in Yield as determined by the Lenders providing such Incremental Increase and the Borrower; provided that, in the case of any Term B Loan Increase or Incremental Term B Loan incurred prior to the date that is two years after the Initial Funding Date (other than any such Incremental Increase that has a maturity date after the date that is more than 12 months following the Maturity Date of the Term B Facility), if the All-in Yield in respect of such Incremental Increase exceeds the All-in Yield then in effect for the Term B Facility (or, if applicable, any prior Incremental Term B Loan), by more than 50 basis points, then the Applicable Rate for the Term B Facility (including any prior Incremental Term B Loan) shall be increased so that the All-in Yield in respect of the Term B Facility (and any prior Incremental Term B Loan) is equal to the All-

- 99 - in Yield for such Incremental Increase minus 0.50%; provided that to the extent that any such differential in the All-in Yield arises out of a higher “floor” on such Incremental Increase, the “floor” for the Term B Fa- cility (including any prior Incremental Term B Loan) rather than the Applicable Rate shall be increased ac- cordingly; (viii) each Term F Loan Increase and each Incremental Term A Loan shall have an All-in Yield as determined by the Lenders providing such Incremental Increase and the Borrower; provided that, in the case of any Term F Loan Increase or Incremental Term A Loan incurred prior to the date that is two years after the Initial Funding Date (other than any such Incremental Increase that has a maturity date after the date that is more than 12 months following the Maturity Date of the Term F Facility), if the All-in Yield in respect of such Incremental Increase exceeds the All-in Yield then in effect for the Term F Facility (or, if applicable, any prior Incremental Term A Loan), by more than 50 basis points, then the Applicable Rate for the Term F Facility (including any prior Incremental Term A Loan) shall be increased so that the All-in Yield in respect of the Term F Facility (and any prior Incremental Term A Loan) is equal to the All-in Yield for such Incremental Increase minus 0.50%; provided that to the extent that any such differential in the All-in Yield arises out of a higher Term SOFR “floor” on such Incremental Increase, the Term SOFR “floor” for the Term F Facility (including any prior Incremental Term A Loan) rather than the Applicable Rate shall be increased accordingly; (ix) except as provided above and in Section 2.14(d), all other terms and conditions applica- ble to any Incremental Term Loan, to the extent not consistent with the terms and conditions applicable to the applicable Term Facility, shall be reasonably satisfactory to the Administrative Agent, the applicable Lenders providing such Incremental Term Loan and the Borrower; and (x) each Incremental Increase shall constitute Obligations hereunder and shall (i) be guaran- teed and secured pursuant to the Guaranty and the Collateral Documents on a pari passu basis with the oth- er Obligations hereunder, (ii) not have guarantees from any Person that is not a Loan Party and (iii) not be secured by assets other than the Collateral. (b) Process for Increase. Incremental Increases may be (but shall not be required to be) provided by any existing Lender, in each case on terms permitted in this Section 2.14 and otherwise on terms reasonably ac- ceptable to the Borrower and the Administrative Agent, or by any Additional Lender pursuant to a joinder agree- ment in form and substance reasonably satisfactory to the Administrative Agent; provided that: (i) the Administrative Agent shall have consented (in each case, such consent not to be un- reasonably withheld, delayed or conditioned) to each proposed Additional Lender providing such Incre- mental Increase to the extent the Administrative Agent would be required to consent to an assignment to such Additional Lender pursuant to Section 10.06(b)(iii), and (ii) in the case of any Revolving Credit Increase, each L/C Issuer under the Revolving Credit Facility and the Swing Line Lender shall have consented (in each case, such consent not to be unreasonably withheld, delayed or conditioned) to each such Lender or proposed Additional Lender providing such Re- volving Credit Increase if such consent by the L/C Issuers or the Swing Line Lender, as the case may be, would be required under Section 10.06(b) for an assignment of Revolving Credit Loans or Revolving Cred- it Commitments to such Lender or proposed Additional Lender. No Lender shall have any obligation to increase its Revolving Credit Commitment, increase its Term B Commit- ment, Term B Loans, Term F Commitment or Term F Loans, or participate in any Incremental Term Loan, as the case may be (and any existing Lender that fails to respond to any request for an increase or an incremental loan within the requested time shall be deemed to have declined to provide any such increase or incremental loan), and no consent of any Lender, other than the Lenders agreeing to provide any portion of an Incremental Increase, shall be required to effectuate such Incremental Increase. (c) Effective Date and Allocations. The Administrative Agent and the Borrower shall determine the effective date of any Incremental Increase (the “Increase Effective Date”). The Administrative Agent shall promptly

- 100 - notify the Borrower and the Lenders of the final allocation of such Incremental Increase and the Increase Effective Date. (d) Conditions to Effectiveness of Increase. (i) As a condition precedent to each Incremental Increase, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower and, if reasonably determined by the Administrative Agent to be necessary or desirable under applicable Law with respect to the Guaranty of a Guarantor, of each such Guarantor, dated as of the Increase Effective Date, signed by a Responsible Officer of the Bor- rower or Guarantor and (i) certifying and attaching the resolutions adopted by the Borrower or Guarantor approving or consenting to such Incremental Increase (which, with respect to any such Loan Party, may, if applicable, be the resolutions entered into by such Loan Party in connection with the incurrence of the Ob- ligations on the Initial Funding Date) and (ii) certifying that, before and after giving effect to such increase (and assuming that the full amount of the commitments of such Incremental Increase are fully drawn), (A) the representations and warranties contained in Article V and the other Loan Documents shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by a materiality or Material Adverse Effect standard, in all respects) as of such earlier date, and except that for purposes of this Section 2.14, the representations and warranties contained in sub- sections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursu- ant to subsections (a) and (b), respectively, of Section 6.01; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Limited Condition Transaction permitted hereunder, to the extent agreed by the Lenders providing such Incremental Term Loan or Term Loan Increase, the representations and warranties the accuracy of which are a condition to the funding of such Incremental Term Loan or Term Loan Increase may be limited to (1) the Specified Representations (or such other formulation thereof as may be agreed by the lenders providing such Incre- mental Term Loan or Term Loan Increase), and (2) those representations of the acquired company in the applicable acquisition agreement that are material to the interests of the lenders under the Incremental Term Loan or Term Loan Increase and if breached would give the Borrower the right to terminate or refuse to close under the applicable acquisition agreement; (B) no Default or Event of Default shall exist and be continuing; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Lim- ited Condition Transaction permitted hereunder, to the extent agreed by the lenders providing such Incre- mental Term Loan or Term Loan Increase, (1) at the time of the execution and delivery of the purchase agreement or other definitive documentation related to such Limited Condition Transaction, no Default or Event of Default shall have occurred and be continuing or shall occur as a result thereof and (2) on the date of the effectiveness and the making of any such Incremental Term Loan or Term Loan Increase, no Speci- fied Default shall have occurred and be continuing or shall occur as a result thereof; (C) the Borrower and its Restricted Subsidiaries shall be in pro forma compliance, after giv- ing effect to the incurrence of any such Incremental Increase (assuming that such Incremental Increase is fully drawn) with the Financial Covenants; provided that in the case of any Incremental Term Loan or Term Loan Increase the proceeds of which are to be used to finance a Limited Condition Transaction, if the Borrower so requests, to the extent agreed by the Lenders providing such Incremental Term Loan or Term Loan Increase, such compliance may be measured at the LCT Determination Date (and Section 1.03(c)(iii) shall then apply); and (D) with respect to any Term F Loan Increase, the TLF Lead Arranger shall have received reasonable backup information that the aggregate value of the Renewable Energy Investments (or similar assets reasonably acceptable to the TLF Lead Arranger) exceeds the aggregate principal amount of the Term F Facility after giving effect to any such Term F Loan Increase.

- 101 - (ii) To the extent that any Incremental Increase shall take the form of an Incremental Term Loan, this Agreement shall be amended (without the need to obtain the consent of any Lender or any L/C Issuer other than the Lenders providing such Incremental Term Loans), in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, to include such terms as are customary for a term loan commitment, including mandatory prepayments, assignments and voting provisions; provided that the covenants, defaults and similar noneconomic provisions applicable to any Incremental Term Loan, taken as a whole, (1) shall not be materially more restrictive than the corresponding terms set forth in the then-existing Loan Documents, taken as a whole, without the express written consent of the Administrative Agent, except to the extent (x) necessary to provide for additional or different covenants or other terms ap- plicable only during the period after the latest Maturity Date of each other then-existing Facility, (y) such terms are added in the Loan Documents for the benefit of the Lenders under each Facility pursuant to an amendment hereto or thereto subject solely to the reasonable satisfaction of the Administrative Agent, or (z) otherwise reasonably acceptable to the Administrative Agent and (2) shall not contravene any of the terms of the then existing Loan Documents; provided, the documentation governing any Incremental Term Loans may include a financial maintenance covenant, it being understood that, to the extent that any finan- cial maintenance covenant is added for the benefit of any Incremental Term Loan, no consent shall be re- quired from the Administrative Agent or any of the existing Lenders to the extent that such financial maintenance covenant is (x) also added for the benefit of any existing Term Loans (other than the Term B Loans and any Incremental Term B Loans to the extent not otherwise subject to any financial maintenance covenant at such time) or (y) only applicable after the latest Maturity Date in effect immediately prior to giving effect to such Incremental Term Loan. A certificate of the Borrower as to the satisfaction of the con- ditions described in this clause (ii) delivered at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of this clause (ii), shall be conclu- sive unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees). (iii) Each Revolving Credit Increase shall have the same terms as the outstanding Revolving Credit Loans and be part of the existing revolving credit facilities hereunder (it being understood that, if re- quired to consummate a Revolving Credit Increase, the pricing, interest margin, rate floors and commit- ment fees shall be increased so long as such increases apply to the entire Revolving Credit Facility (provid- ed additional upfront or similar fees may be payable to the Lenders participating in the Revolving Credit Increase without any requirement to pay such amounts to Lenders holding existing Revolving Credit Commitments)). Upon each Revolving Credit Increase (x) each Lender having a Revolving Credit Com- mitment immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Revolving Credit Increase (each, a “Revolving Credit Increase Lender”) in respect of such increase, and each such Revolving Credit Increase Lender will auto- matically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit under the Revolving Credit Facility and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in such Letters of Credit and (ii) participations hereunder in Swing Line Loans, will, in each case, equal each Revolving Credit Lender’s Applicable Revolving Credit Percentage (after giving effect to such increase in the Revolving Credit Facili- ty) and (y) if, on the date of such increase there are any Revolving Credit Loans outstanding, the Lenders shall make such payments among themselves as the Administrative Agent may reasonably request to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Re- volving Credit Percentages arising from such Revolving Credit Increase, and the Borrower shall pay to the applicable Lenders any amounts required to be paid pursuant to Section 3.05 in connection with such pay- ments among the Lenders as if such payments were effected by prepayments of Revolving Credit Loans. (iv) Each Term Loan Increase may be part of the existing Term F Facility or the existing Term B Facility, as applicable, and shall have the same terms (except for pricing, including interest rate margins, upfront fees and original issue discount, which in the event of a Term B Loan Increase or a Term F Loan Increase shall be subject to the pricing limitations set forth in Section 2.14(a)) as the outstanding Term F Loans or Term B Loans, as applicable; provided that, as of the Increase Effective Date with respect

- 102 - to any Term Loan Increase, the amortization schedule set forth in Section 2.07(a) or (b), as applicable, shall be amended to increase the then-remaining unpaid installments of principal by an aggregate amount equal to the additional Term Loans being made on such date, such aggregate amount to be applied to increase such installments ratably in accordance with the amounts in effect immediately prior to the Increase Effec- tive Date. Such amendment may be signed by the Administrative Agent on behalf of the Lenders. (e) The Incremental Increases shall be documented by a Credit Extension Amendment executed by the Persons providing the Incremental Increases (and the other Persons specified in the definition of Credit Exten- sion Amendment but no other existing Lender), and the Credit Extension Amendment may provide for such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. (f) Conflicting Provisions. This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 2.15 Permitted Refinancing Amendment. (a) Permitted Refinancing Amendment. At any time after the Initial Funding Date, the Borrower may obtain, from any Lender or any Permitted Refinancing Lender, Permitted Credit Agreement Refinancing Indebted- ness permitted by Section 7.02(b)(xiv) in respect of all or any portion of the Loans or Commitments then outstand- ing under this Agreement, in the form of Permitted Refinancing Loans or Permitted Refinancing Commitments, in each case pursuant to a Permitted Refinancing Amendment; provided, notwithstanding anything to the contrary in this Section 2.15 or otherwise, (i) the borrowing and repayment (except for (A) payments of interest and fees at dif- ferent rates on Permitted Refinancing Revolving Credit Commitments (and related outstandings), (B) repayments required upon the maturity date of the Permitted Refinancing Revolving Credit Commitments and (C) repayment made in connection with a permanent repayment and termination of commitments (subject to clause (iii) below)) of Loans with respect to Permitted Refinancing Revolving Credit Commitments after the date of obtaining any Permit- ted Refinancing Revolving Credit Commitments shall be made on a pro rata basis with all Revolving Credit Com- mitments outstanding at such time, (ii) all Swing Line Loans and Letters of Credit shall be participated on a pro rata basis by all Lenders with Commitments in accordance with their percentage of the Revolving Credit Commitments, (iii) assignments and participations of Permitted Refinancing Revolving Credit Commitments and Permitted Refi- nancing Revolving Loans shall be governed by the same assignment and participation provisions applicable to Re- volving Credit Commitments and Revolving Credit Loans and (iv) the Permitted Refinancing Term Loans may par- ticipate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Permitted Refinancing Amend- ment. (b) Terms, Etc. The terms, provisions and documentation of any Permitted Refinancing Loans and Permitted Refinancing Commitments shall be subject to the limitations set forth in the definition of “Refinancing Indebtedness” and Section 7.02(b)(xiv). (c) Minimum Amounts. Each issuance of Permitted Credit Agreement Refinancing Indebtedness un- der Section 2.15(a) shall be in an aggregate principal amount that is not less than $10,000,000, and an integral mul- tiple of $1,000,000 in excess thereof. (d) Conditions Precedent. The effectiveness of any Permitted Refinancing Amendment shall be sub- ject to the satisfaction or waiver on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) board resolu- tions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Initial Funding Date under Section 4.01, (ii) customary legal opinions reasonably acceptable to the Administrative Agent and (iii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Permitted Credit Agreement Refinancing Indebtedness is pro- vided with the benefit of the applicable Loan Documents. (e) Effectiveness. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Permitted Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of

- 103 - any Permitted Refinancing Amendment, this Agreement shall be deemed amended to the extent (but only to the ex- tent) necessary to reflect the existence and terms of the Permitted Credit Agreement Refinancing Indebtedness in- curred pursuant thereto (including any amendments necessary to treat the Loans and Commitments subject thereto as Permitted Refinancing Loans and/or Permitted Refinancing Commitments). (f) Necessary Amendments. Any Permitted Refinancing Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15 and each of the parties hereto hereby consents to the transactions contemplated by this Section 2.15 (including, for the avoidance of doubt, payment of interest, fees or premium in respect of any Permitted Credit Agreement Refinancing Indebtedness on such terms as may be set forth in the relevant Permitted Refinancing Amendment in accordance with this Section 2.15). (g) Conflicting Provisions. This Section 2.15 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. 2.16 Cash Collateral. (a) Certain Credit Support Events. If (i) an L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expira- tion Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrower shall imme- diately (in the case of clause (iii) above) or within one Business Day (in all other cases), following any request by the Administrative Agent or such L/C Issuer, provide Cash Collateral in an amount not less than the applicable Min- imum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.17(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Borrower at any time that (A) the Outstanding Amount of all L/C Obligations at such time (to the extent not fully Cash Collateralized) exceeds the Letter of Credit Sublimit then in effect, or (B) the Outstanding Amount of all L/C Obligations with respect to Letters of Credit issued under the Revolving Credit Fa- cility at such time (to the extent not fully Cash Collateralized) exceeds the Revolving Credit Facility then in effect, then, in each case, within two Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations with respect to Financial Letters of Credit and Commercial Letters of Credit (to the extent not fully Cash Collateralized) exceeds the Letter of Credit Sublimit, the amount by which the Outstanding Amount of all L/C Obligations with respect to Letters of Credit issued under the Revolving Credit Facility (to the extent not fully Cash Collateralized) exceeds the Revolving Credit Facility. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuers and the Lenders, and agrees to maintain, a first priority security interest (subject to Permitted Liens in favor of the depositary institutions in which such Cash Collateral is held) in all such cash, deposit accounts and all balances therein, and all other property so provided as Cash Collateral pursuant here- to, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be ap- plied pursuant to Section 2.16(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the applicable L/C Issuer as herein pro- vided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collat- eral provided under any of this Section 2.16 or Section 2.03, 2.04, 2.05, 2.17 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans,

- 104 - obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any in- terest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Expo- sure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the de- termination by the Administrative Agent and the applicable L/C Issuer that there exists excess Cash Collateral; pro- vided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applica- ble provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the applicable L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.17 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lend- er becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01 and in the definitions of “Required Lenders”, “Required Revolving Lenders”, “Required Financial Covenant Lenders”, “Required Term B Lenders” and “Required Term F Lenders”. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be deter- mined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Default- ing Lender to the Administrative Agent hereunder; second, if such Defaulting Lender is a Revolving Credit Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Is- suers or Swing Line Lender hereunder; third, if such Defaulting Lender is a Revolving Credit Lender, to Cash Collateralize each L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accord- ance with Section 2.16; fourth, as the Borrower may request (so long as no Default or Event of Default ex- ists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in or- der to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) if such Defaulting Lender is a Revolving Credit Lender, Cash Collateralize each L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.16; sixth, in the case of a Defaulting Lender under any Facility, to the payment of any amounts owing to the other Lenders under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuers or Swing Line Lender) as a result of any judgment of a court of competent jurisdiction obtained by any Lender under such Facility (in the case of the Revolving Credit Facility, including the L/C Issuers or Swing Line Lender) against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Default- ing Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satis- fied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all

- 105 - Non-Defaulting Lenders under the applicable Facility on a pro rata basis (and ratably among all applicable Facilities computed in accordance with the Defaulting Lenders’ respective funding deficiencies) prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender under the applicable Facility until such time as all Loans and funded and unfunded participations in L/C Obliga- tions and Swing Line Loans are held by the Lenders pro rata in accordance with the Commitments hereun- der without giving effect to Section 2.17(a)(iv). Any payments, prepayments or other amounts paid or pay- able to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.17(a)(ii) shall be deemed paid to and redirected by such De- faulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Each Defaulting Lender that is a Revolving Credit Lender shall be entitled to receive Let- ter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent alloca- ble to its Applicable Revolving Credit Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.16. (C) With respect to any fee payable under Section 2.09(a) or (b) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each L/C Is- suer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Default- ing Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders which are Revolving Credit Lenders in accordance with their respec- tive Applicable Revolving Credit Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Credit Com- mitment. Subject to Section 10.21, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a De- faulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lend- er’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender’s Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.16. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, Swing Line Lender and the L/C Issuers agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent appli- cable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Ad- ministrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Appli- cable Percentages (without giving effect to Section 2.17(a)(iv)), whereupon such Lender will cease to be a Default- ing Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made

- 106 - by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a De- faulting Lender. 2.18 Sustainability Adjustments; Successor Sustainability Structuring Agent. (a) Following the date on which the Borrower provides a Sustainability Pricing Certificate in respect of the most recently ended calendar year (beginning with the delivery of a Sustainability Pricing Certificate for the calendar year ending December 31, 2023), (i) the Applicable Rate for Revolving Credit Loans shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Rate Adjustment as set forth in such Sustainability Pricing Certificate, and (ii) the Commitment Fee rate shall be increased or decreased (or neither increased nor decreased), as applicable, pursuant to the Sustainability Commitment Fee Adjustment as set forth in such Sustainability Pricing Certificate. For purposes of the foregoing, (A) the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment shall be applied as of the fifth Business Day following receipt by the Administrative Agent of a Sustainability Pricing Certificate delivered pursuant to Section 6.02(d) based upon the KPI Metrics and performance of the Sustainability Performance Targets set forth in such Sustainability Pricing Certificate and the calculations of the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment therein (such day, the “Sustainability Pricing Adjustment Date”) and (B) each change in the Applicable Rate for Revolving Credit Loans and the Commitment Fee rate resulting from a Sustainability Pricing Certificate shall be effective commencing on and including the applicable Sustainability Pricing Adjustment Date (or, in the case of non-delivery of a Sustainability Pricing Certificate, the last day such Sustainability Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d)). (b) For the avoidance of doubt, only one Sustainability Pricing Certificate may be delivered in respect of any calendar year. It is further understood and agreed that the Applicable Rate will never be reduced or increased by more than 5.00 basis points relative to the unadjusted Applicable Rate and that the Commitment Fee rate will never be reduced or increased by more than 1.50 basis points relative to the unadjusted Commitment Fee rate, pursuant to the Sustainability Rate Adjustment and the Sustainability Commitment Fee Adjustment, respectively, during any calendar year. For the avoidance of doubt, any adjustment to the Applicable Rate or Commitment Fee rate by reason of meeting one or several KPI Metrics in any calendar year shall not be cumulative year-over-year; provided that, (i) if the Applicable Rate and/or Commitment Fee rate are reduced relative to the unadjusted Applicable Rate and/or the unadjusted Commitment Fee rate, as applicable, in any year, they may be increased in a subsequent year by non-performance of the Sustainability Performance Targets and (ii) if the Applicable Rate and/or Commitment Fee rate are increased relative to the unadjusted Applicable Rate and/or the unadjusted Commitment Fee rate, as applicable, in any year, they may be decreased in a subsequent year by performance of the Sustainability Performance Targets, but, in each case, subject to the limitations of the second sentence of this paragraph (b). (c) It is hereby understood and agreed that, subject to the limitations of the second sentence in Section 2.18(b), in the event the Borrower fails to timely deliver a Sustainability Pricing Certificate in accordance with Section 6.02(d), (i) the Sustainability Rate Adjustment will be positive 5.00 basis points and (ii) the Sustainability Commitment Fee Adjustment will be positive 1.50 basis points, in each case, commencing on the last day such Sustainability Pricing Certificate could have been delivered pursuant to the terms of Section 6.02(d) and continuing until the Borrower delivers a Sustainability Pricing Certificate to the Administrative Agent for such Sustainability Pricing Adjustment Date. (d) If, prior to the Facility Termination Date, (i)(A) the Administrative Agent becomes aware of any material inaccuracy in the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics as reported in a Sustainability Pricing Certificate (any such material inaccuracy, a “Sustainability Pricing Certificate Inaccuracy”) and the Administrative Agent delivers, not later than ten (10) Business Days after obtaining knowledge thereof, a written notice to the Borrower describing such Sustainability Pricing Certificate Inaccuracy in reasonable detail (which description shall be shared with each Revolving Credit Lender and the Borrower), or (B) the Borrower becomes aware of a Sustainability Pricing Certificate Inaccuracy and the Borrower and the Administrative Agent shall mutually agree that there was a Sustainability Pricing Certificate Inaccuracy at the time of delivery of a Sustainability Pricing Certificate, and (ii) a proper calculation of the Sustainability Rate Adjustment, Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in an increase in

- 107 - the Applicable Rate or Commitment Fee rate for any period, the Borrower shall be obligated to pay to the Administrative Agent for the account of the applicable Revolving Credit Lenders or the applicable L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, automatically and without further action by the Administrative Agent, any Revolving Credit Lender or any L/C Issuer), but in any event within ten (10) Business Days after the Borrower has received written notice in accordance with this Section 2.18(d) of, or has agreed in writing that there was, a Sustainability Pricing Certificate Inaccuracy, an amount equal to the excess of (1) the amount of interest and fees that should have been paid for such period over (2) the amount of interest and fees actually paid for such period. If the Borrower becomes aware of any Sustainability Pricing Certificate Inaccuracy and, in connection therewith, if a proper calculation of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics would have resulted in a decrease in the Applicable Rate or Commitment Fee for any period, then, upon receipt by the Administrative Agent of notice from the Borrower of such Sustainability Pricing Certificate Inaccuracy (which notice shall include corrections to the calculations of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment, or the KPI Metrics, as applicable), commencing on the Business Day following receipt by the Administrative Agent of such notice, the Applicable Rate and the Commitment Fee shall be adjusted to reflect the corrected calculations of the Sustainability Rate Adjustment, the Sustainability Commitment Fee Adjustment or the KPI Metrics, as applicable. (e) It is understood and agreed that any Sustainability Pricing Certificate Inaccuracy shall not constitute a Default or Event of Default; provided that the Borrower complies with the terms of Section 2.18(d) with respect to such Sustainability Pricing Certificate Inaccuracy. Notwithstanding anything to the contrary herein, unless such amounts shall be due upon the occurrence of an actual or deemed entry of an order for relief with respect to a Borrower under the Bankruptcy Code, (i) any additional amounts required to be paid pursuant to Section 2.18(d) shall not be due and payable until the earlier to occur of (x) a written demand is made for such payment by the Administrative Agent in accordance with Section 2.18(d) or (y) ten (10) Business Days after the Borrower has received written notice of, or has agreed in writing that there was, a Sustainability Pricing Certificate Inaccuracy (such date, the “Sustainability Pricing Certificate Inaccuracy Payment Date”), (ii) any nonpayment of such additional amounts prior to the Sustainability Pricing Certificate Inaccuracy Payment Date shall not constitute a Default or Event of Default (whether retroactively or otherwise) and (iii) none of such additional amounts shall be deemed overdue prior to the Sustainability Pricing Certificate Inaccuracy Payment Date or shall accrue interest at the Default Rate prior to the Sustainability Pricing Certificate Inaccuracy Payment Date. (f) Each party hereto hereby agrees that the Administrative Agent and the Sustainability Structuring Agent shall not have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Borrower of any Sustainability Rate Adjustment or Sustainability Commitment Fee Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any Sustainability Pricing Certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). (g) The Sustainability Structuring Agent shall have the benefit of the provisions in Section 9.01, 9.02, 9.03, 9.04, 9.05, 9.07, 10.04 and 10.16 in each case to the same effect as the Administrative Agent thereunder. (h) Successor Sustainability Structuring Agent. (i) The Sustainability Structuring Agent may at any time give notice of its resignation to the Administrative Agent, the Revolving Credit Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Revolving Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed), to appoint a successor. If no such successor shall have been so appointed by the Required Revolving Lenders and shall have accepted such appointment within 30 days after the retiring Sustainability Structuring Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Revolving Lenders) (the “Sustainability Resignation Effective Date”), then the retiring Sustainability Structuring Agent may (but shall not be obligated to) on behalf of the Revolving Credit Lenders, appoint a successor Sustainability Structuring Agent subject to the consents set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Sustainability Resignation Effective Date.

- 108 - (ii) With effect from the Sustainability Resignation Effective Date (1) the retiring or removed Sustainability Structuring Agent shall be discharged from its duties and obligations hereunder and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Sustainability Structuring Agent, all determinations to be made by the Sustainability Structuring Agent shall instead be made by the Required Revolving Lenders directly, until such time, if any, as the Required Revolving Lenders appoint a successor Sustainability Structuring Agent as provided for above. Upon the acceptance of a successor’s appointment as Sustainability Structuring Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Sustainability Structuring Agent (other than any rights to indemnity payments or other amounts owed to the retiring Sustainability Structuring Agent as of the Sustainability Resignation Effective Date), and the retiring Sustainability Structuring Agent shall be discharged from all of its duties and obligations hereunder (if not already discharged therefrom as provided above in this Section 2.18(h)). The fees payable by the Borrower to a successor Sustainability Structuring Agent (if any) shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Sustainability Structuring Agent’s resignation hereunder, the provisions of this Section 2.18(h) and Section 10.04 shall continue in effect for the benefit of such retiring Sustainability Structuring Agent and its Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the Sustainability Structuring Agent was acting as Sustainability Structuring Agent and (ii) after such resignation for as long as any of them continues to act in any capacity hereunder, including in respect of any actions taken in connection with transferring the agency to any successor Sustainability Structuring Agent. 2.19 MIRE Event. Notwithstanding anything to the contrary herein, if there are any Mortgaged Proper- ties, any increase, extension or renewal of any of the Loans or Commitments (including the provision of Incremental Term Loans or any other incremental credit facilities hereunder, but excluding (i) any continuation of borrowings, (ii) the making of any Revolving Credit Loans or (iii) the issuance, renewal or extension of Letters of Credit) shall be subject to flood insurance due diligence and flood insurance compliance in accordance with clause (d)(v) of the “Collateral and Guarantee Requirement”. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder or under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good-faith discretion of a Loan Party or the Administrative Agent) require the deduction or withholding of any Tax from any such payment by a Loan Party or the Administrative Agent, (i) such Loan Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) and (g) below, (ii) such Loan Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (iii) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the appli- cable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Re- cipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (b) Payment of Other Taxes by the Loan Parties. Without limiting the provisions of, or duplication of amounts payable under, subsection (a) above, the Loan Parties shall timely pay to the relevant Governmental Au- thority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

- 109 - (c) Tax Indemnifications. (i) Without limiting the provisions of, or duplication of amounts payable under, subsection (a) or (b) above, each of the Loan Parties shall, and does hereby, jointly and severally, indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any rea- sonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certifi- cate as to the amount of such payment or liability delivered to the Borrower by a Lender or an L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or an L/C Issuer, shall be conclusive absent manifest error. Each of the Loan Parties shall, and does hereby, jointly and severally, indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or an L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below. (ii) Each Lender and each L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Adminis- trative Agent against any Indemnified Taxes attributable to such Lender or such L/C Issuer (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (y) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.06(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender or such L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent or the Borrower shall be conclusive absent manifest error. Each Lender and each L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or such L/C Issuer, as the case may be, under this Agreement or any other Loan Doc- ument against any amount due to the Administrative Agent under this clause (ii). (d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Gov- ernmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be. (e) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such proper- ly completed and executed documentation prescribed by applicable Law or the taxing authorities of a juris- diction pursuant to such applicable Law reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addi- tion, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Admin- istrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything

- 110 - to the contrary in the preceding two sentences, the completion, execution and submission of such documen- tation (other than such documentation either (A) set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below or (B) required by applicable Law other than the Code or the taxing authorities of the jurisdiction pursuant to such applicable Law to comply with the requirement for exemption or reduction of withholding tax in that jurisdiction) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Adminis- trative Agent on or prior to the date on which such Lender becomes a Lender under this Agree- ment (and from time to time thereafter upon the reasonable request of the Borrower or the Admin- istrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN-E (or W-8BEN, as applica- ble) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursu- ant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN-E (or W-8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrow- er within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign cor- poration” related to the Borrower, as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN-E (or W-8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN-E (or W-8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-2 or Exhibit F-3, IRS Form W-9, and/or other certification doc- uments from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit F-4 on behalf of each such di- rect and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the

- 111 - Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, to- gether with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administra- tive Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documenta- tion reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to de- termine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or cer- tification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (iv) Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administra- tive Agent pursuant to this Section 3.01(e). (f) Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Adminis- trative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or an L/C Issuer, or have any obligation to pay to any Lender or any L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or such L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or addition- al amounts paid, by a Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any inter- est paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is re- quired to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this sub- section, in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Re- cipient would have been in if Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to any Loan Party or any other Person. (g) On or prior to the date on which it becomes a party to this Agreement, (i) each Administrative Agent and any successor Administrative Agent, in each case, that is a U.S. Person, shall provide to the Borrower two duly completed signed copies of IRS Form W-9 and (ii) each Administrative Agent and any successor Adminis- trative Agent, in each case, that is not a U.S. Person, shall deliver to the Borrower two duly completed signed copies of IRS Form W-8ECI with respect to payments to be received under the Loan Documents for its own account and two duly completed signed copies of IRS Form W-8IMY assuming primary responsibility for withholding under Chapters 3 and 4 of the Code with respect to payments to be received under the Loan Documents for the account of Lenders. The Administrative Agent shall, whenever a lapse in time or change in circumstance renders any such

- 112 - documentation expired, obsolete or inaccurate in any respect, deliver promptly to the Borrower updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower) or promptly notify the Borrower of its legal ineligibility to do so. Notwithstanding anything to the contrary in this Section 3.01(g), no Administrative Agent shall be required to deliver any documentation that such Administrative Agent is not legally eligible to deliver as a result of any change in any requirement of Law after the date hereof. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or re- placement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or an L/C Issuer, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Relevant Rate (whether denominated in Dollars or an Alter- native Currency), or to determine or charge interest rates based upon the Relevant Rate, or any Governmental Au- thority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars or any Alternative Currency in the applicable interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Term SOFR Loans or Alternative Currency Loans in the affected currency or currencies or, in the case of Term SOFR Loans in Dollars, to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (ii) if such notice asserts the ille- gality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, promptly following written demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable and such Loans are denominated in Dollars, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be de- termined by the Administrative Agent without reference to the Term SOFR, as applicable, component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loans or Alternative Currency Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans or Alternative Currency Loans and (y) if such notice asserts the ille- gality of such Lender determining or charging interest rates based upon the Term SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Term SOFR, as applicable. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or con- verted. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or an Alternative Currency Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Suc- cessor Rate for the Relevant Rate for the applicable Agreed Currency has been determined in accordance with Sec- tion 3.03(b) or Section 3.03(c) and the circumstances under Section 3.03(b)(i) or Section 3.03(c) or the Scheduled Unavailability Date, or the SOFR Scheduled Unavailability Date, has occurred with respect to such Relevant Rate (as applicable), or (B) adequate and reasonable means do not otherwise exist for determining the Relevant Rate for the applicable Agreed Currency for any determination date(s) or requested Interest Period, as applicable, with re- spect to a proposed Term SOFR Loan or an Alternative Currency Loan or in connection with an existing or pro- posed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that the Relevant Rate with respect to a proposed Loan denominated in an Agreed Currency for any requested Interest Period or determination date(s) does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Loans in the affected currencies, as appli- cable, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended, in each case, to the extent of the

- 113 - affected Term SOFR Loans or Alternative Currency Loans or Interest Period or determination date(s), as applicable, and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR compo- nent of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspend- ed, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in Section 3.03(a)(ii), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or con- version to, Term SOFR Loans, or Borrowing of, or continuation of, Term SOFR Loans or Alternative Currency Loans to the extent of the affected Term SOFR Loans or Alternative Currency Loans, as applicable, or Interest Peri- od or determination date(s), as applicable or, failing that, will be deemed to have converted such request into a re- quest for a Committed Loan Notice for Base Rate Loans denominated in Dollars in the Dollar Equivalent of the amount specified therein and (ii)(A) any outstanding Term SOFR Loans denominated in Dollars shall be deemed to have been converted to Base Rate Loans immediately and (B) any outstanding affected Alternative Currency Loans, at the Borrower’s election, shall either (1) be converted into a Committed Loan Notice for Base Rate Loans denomi- nated in Dollars in the Dollar Equivalent of the amount of such outstanding Alternative Currency Loan immediately, in the case of an Alternative Currency Daily Rate Loan or at the end of the applicable Interest Period, in the case of an Alternative Currency Term Rate Loan or (2) be prepaid in full at the end of the applicable Interest Period in the case of an Alternative Currency Term Rate Loan; provided that if no election is made by the Borrower, in the case of an Alternative Currency Term Rate Loan, by the last day of the current Interest Period for the applicable Alterna- tive Currency Term Rate Loan, the Borrower shall be deemed to have elected clause (1) above. (b) Replacement of SOFR or SOFR Successor Rate. Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publi- cation of Term SOFR, in each case acting in such capacity, has made a public statement identifying a spe- cific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be made available, or permitted to be used for determining the in- terest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease; provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer available permanently or indefinitely, the “SOFR Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the SOFR Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “SOFR Successor Rate”). If the SOFR Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis.

- 114 - Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Sim- ple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the SOFR Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current SOFR Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark, which adjustment or method for calculating such adjustment shall be pub- lished on an information service as selected by the Administrative Agent from time to time in its reasonable discre- tion and may be periodically updated. For the avoidance of doubt, any such proposed rate and adjustments shall constitute a “SOFR Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. (c) Replacement of Relevant Rate or Non-SOFR Successor Rate. Notwithstanding anything to the con- trary in this Agreement or any other Loan Documents, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrower or Required Revolving Lenders notify the Administrative Agent (with, in the case of the Required Revolving Lenders, a copy to the Borrower) that the Borrower or Required Revolving Lenders (as applicable) have determined, that: (i) adequate and reasonable means do not exist for ascertaining the Relevant Rate (other than SOFR) for an Agreed Currency (other than Dollars) because none of the tenors of such Relevant Rate (oth- er than SOFR) under this Agreement is available or published on a current basis, and such circumstances are unlikely to be temporary; or (ii) the Applicable Authority has made a public statement identifying a specific date after which all tenors of the Relevant Rate (other than Term SOFR) for an Agreed Currency (other than Dollars) under this Agreement shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of syndicated loans denominated in such Agreed Currency (other than Dol- lars), or shall or will otherwise cease; provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate (other than Term SOFR) for such Agreed Currency (other than Dollars) (the latest date on which all tenors of the Relevant Rate for such Agreed Currency (other than Dol- lars) under this Agreement are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); or if the events or circumstances of the type described in Section 3.03(c)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for an Agreed Currency or any then current Successor Rate for an Agreed Currency in accordance with this Section 3.03 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and de- nominated in such Agreed Currency for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in such Agreed Currency for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information ser- vice as selected by the Administrative Agent from time to time in its reasonable discretion and may be periodically updated (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Non-SOFR Successor Rate”, and collectively with the SOFR Successor Rate, each a “Successor Rate”), and any such amend- ment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Re- quired Revolving Lenders have delivered to the Administrative Agent written notice that such Required Revolving Lenders object to such amendment.

- 115 - (d) Successor Rate. The Administrative Agent will promptly (in one or more notices) notify the Bor- rower and each Lender of the implementation of any Successor Rate. Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the ex- tent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero, the Successor Rate will be deemed to be zero for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any fur- ther action or consent of any other party to this Agreement; provided that, with respect to any such amendment ef- fected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation un- der this Agreement to make, the relevant Loans in the relevant Alternative Currency shall be excluded from any determination of Required Lenders. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insur- ance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement contemplated by Section 3.04(e), other than as set forth below) or an L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes de- scribed in clauses (b) through (d) of the definition of “Excluded Taxes” and (C) Connection Income Tax- es) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or an L/C Issuer or the London interbank market any other condi- tion, cost or expense affecting this Agreement or Term SOFR Loans made by such Lender or Alternative Currency Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continu- ing or maintaining any Loan (or, in the case of clause (ii) above, any Loan), or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender or an L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or such L/C Issuer hereunder (whether of principal, inter- est or any other amount) then, upon request of such Lender or such L/C Issuer, the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered; provided that the Borrower shall not be treated less favorably with respect to such amounts than how other similarly situated borrowers of such Lender or L/C Issuer are generally treated (it being understood that this provision shall not be construed to obligate any Lender or L/C Issuer to make available any information that, in its sole discretion, it deems confidential). (b) Capital Requirements. If any Lender or any L/C Issuer determines that any Change in Law affect- ing such Lender or such L/C Issuer or any Lending Office of such Lender or such Lender’s or such L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the

- 116 - rate of return on such Lender’s or such L/C Issuer’s capital or on the capital of such Lender’s or such L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by such L/C Issuer, to a level below that which such Lender or such L/C Issuer or such Lender’s or such L/C Issu- er’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such L/C Issuer’s policies and the policies of such Lender’s or such L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or such L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or such L/C Issuer or such Lender’s or such L/C Issuer’s holding company for any such reduction suffered; provided that the Borrower shall not be treated less favorably with respect to such amounts than how other similarly situated borrowers of such Lender or L/C Issuer are generally treated (it being understood that this provision shall not be construed to obligate any Lender or L/C Issuer to make available any information that, in its sole discretion, it deems confidential). (c) Certificates for Reimbursement. A certificate of a Lender or an L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or such L/C Issuer or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or such L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or any L/C Issuer to demand com- pensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or such L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compen- sate a Lender or an L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or such L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lend- er’s or such L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Within ten (10) days of receipt of demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; (c) any failure by the Borrower to make payment of any Loan or drawing under any Letter of Credit (or interest due thereon) denominated in an Alternative Currency on its scheduled due date or any payment thereof in a different currency; or (d) any assignment of a Term SOFR Loan or Alternative Currency Term Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13; excluding any loss of anticipated profits but including any foreign exchange losses and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan, from fees payable to terminate the deposits from which such funds were obtained or from the performance of any foreign exchange contract. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the forego- ing.

- 117 - For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Term SOFR Loan or Alternative Currency Term Rate Loan made by it at the Term SOFR or Alternative Currency Term Rate, as applicable, for such Loan by a matching deposit or other borrowing in the offshore interbank market for such currency for a comparable amount and for a comparable period, whether or not such Term SOFR Loan or Alternative Currency Term Rate Loan, as applicable, was in fact so fund- ed. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. Each Lender may make any Credit Extension to the Borrower through any Lending Office, provided that the exercise of this option shall not affect the obligation of the Borrower to repay the Credit Extension in accordance with the terms of this Agreement. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, any L/C Issuer, or any Governmental Authority for the account of any Lender or any L/C Issuer pursu- ant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or such L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or such L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or such L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or such L/C Issuer, as the case may be. The Borrower hereby agrees to pay all rea- sonable costs and expenses incurred by any Lender or any L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Bor- rower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, and in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.13. 3.07 Survival. All obligations of the Loan Parties under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. The obligation of each L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Re- sponsible Officer of the signing Loan Party, each dated the Initial Funding Date (or, in the case of certifi- cates of governmental officials, a recent date before the Initial Funding Date) and each in form and sub- stance satisfactory to the Administrative Agent and each of the Lenders (in the case of clause (x) below, the Lenders under the Financial Covenant Facilities only): (i) counterparts of this Agreement, the Guaranty, the Perfection Certificate, the U.S. Security and Pledge Agreement, the Intellectual Property Security Agreements with respect to certain IP Rights owned by the Loan Parties as of the Initial Funding Date and, subject to Sec- tion 6.21, each Initial Funding Date Foreign Security Document executed by each Person a party thereto;

- 118 - (ii) a Note executed by the Borrower in favor of each Lender that shall have re- quested a Note with respect to the applicable Facility at least two Business Days prior to the Initial Funding Date; provided that this shall not prevent a Lender from requesting a Note to be delivered after the Initial Funding Date; (iii) such customary certificates of resolutions or other action, incumbency certifi- cates, corporate resolutions (including Board of Directors’ resolutions), board of trade certificates, trade register extract and/or other certificates of Responsible Officers of the Borrower and each Guarantor as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which the Borrower or Guarantor is a party or is to be a party and, in the case of a Specified Loan Party incorporated under the Laws of Brazil, such resolution to be registered with the applicable Board of Trade and, in the case of each Guar- antor incorporated in Luxembourg, a customary formalities certificate (x) certifying (A) on guar- anteeing and securing limits; (B) that copy documents are correct, complete and in full force and effect and has not been amended or superseded; (C) compliance with the Luxembourg law dated 31 May 1999 on the domiciliation of companies; (D) its solvency and (E) its place of the central administration (siège de l'administration centrale or siège de direction effective) and its center of main interests and (y) attaching (A) the corporate resolutions authorizing the entering into and per- formance of the Loan Documents; (B) a certificate of non-inscription of judicial decision (certifi- cat de non-inscription d'une décision judiciaire); (C) an extract (extrait) and (D) a specimen of the signature of each person authorized by the corporate resolution; (iv) such documents and (to the extent applicable) customary good standing certifi- cates as the Administrative Agent may reasonably require to evidence that the Borrower and each Guarantor is duly organized or formed, validly existing and (to the extent applicable) in good standing in the jurisdiction where it is organized; (v) customary opinions of Debevoise & Plimpton LLP, special U.S. counsel to the Loan Parties, and each local counsel listed on Schedule 4.01(a), in each case addressed to the Ad- ministrative Agent, each L/C Issuer and each Lender, dated as of the Initial Funding Date; (vi) a certificate signed by a Responsible Officer of the Borrower certifying that, af- ter giving effect to the consummation of the Spin-Off and the Special Payment, (A) the conditions specified in Sections 4.01(c) and 4.01(i) and Sections 4.02(a) and 4.02(b) have been satisfied and (B) for the benefit of the Term F Lenders, the proceeds of the Term F Loan shall be used solely to finance new or refinance previous Renewable Energy Investments (it being understood that such financing or refinancing of the Renewable Energy Investments may take the form of a distribution or payment to IP); (vii) a solvency certificate substantially in the form of Exhibit G signed by the chief financial officer of the Borrower; (viii) (A) the audited combined balance sheets of the Borrower as of December 31, 2020 and 2019, the related combined statements of operations, comprehensive income (loss), changes in equity and cash flows for each of the three years in the period ended December 31, 2020 and the related notes, (B) unaudited condensed combined statements of operations for the six months ended June 30, 2021 and 2020, condensed combined statements of comprehensive income (loss) for the six months ended June 30, 2021 and 2020, condensed combined balance sheet as of June 30, 2021 and condensed combined statements of cash flows for the six months ended June 30, 2021 and 2020 and (C) if the Initial Funding Date occurs after November 14, 2021, unaudited condensed, combined or consolidated balance sheet as of September 30, 2021 and related con- densed, combined or consolidated statements of operations and cash flows of the Borrower and its Subsidiaries for the nine months ended September 30, 2021 and 2020;

- 119 - (ix) A pro forma combined balance sheet as of the end of the most recently ended fiscal quarter ended at least 45 days prior to the Initial Funding Date, or 90 days prior to the Initial Funding Date in case such four fiscal quarter period is the end of the Borrower’s fiscal year, after giving effect to all elements of the Transaction to be effected on or before the Initial Funding Date; (x) consolidated forecasts for the fiscal years ending December 31, 2021 through December 31, 2026 of the Borrower and its Subsidiaries of balance sheets, income statements and cash flow statements on a quarterly basis through December 31, 2020 and on an annual fiscal year basis for the remainder of such period, it being understood that such forecasts will only be made available to the Lenders under the Financial Covenant Facilities; (xi) a Request for Credit Extension in accordance with the requirements hereof (with a copy to the applicable L/C Issuer or the Swing Line Lender, if applicable), along with a custom- ary flow of funds statement executed by the Borrower with respect to all Loans to be advanced and other transactions to occur on the Initial Funding Date; and (xii) to the extent applicable, a Funding Indemnity Letter. (b) The Collateral and Guarantee Requirement shall have been satisfied and (after giving ef- fect to any Liens to be released prior to or contemporaneously with the initial Credit Extension on the Ini- tial Funding Date) the Collateral shall be subject to no Liens other than Permitted Liens; provided that if, notwithstanding the use by the Borrower of commercially reasonable efforts to provide and perfect on the Initial Funding Date security interest in assets intended to constitute Collateral such provision and/or per- fection of a security interest (other than the (i) execution and delivery of the Security and Pledge Agree- ment by each Loan Party, (ii) the delivery of UCC financing statements with respect to each Loan Party (or an authorization permitting the Administrative Agent to file UCC financing statements with respect to each Loan Party) and (iii) the delivery of Intellectual Property Security Agreements) is not accomplished as of the Initial Funding Date, such provision and/or perfection of a security interest in such Collateral shall not be a condition to the availability of the initial Credit Extension on the Initial Funding Date. (c) Since December 31, 2020 there shall not have occurred a Material Adverse Effect. (d) (x) Upon the reasonable request of the Administrative Agent or any Lender made at least ten Business Days prior to the Initial Funding Date, the Borrower shall have provided to the Administrative Agent and such Lender, and the Administrative Agent and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act, in each case at least three Business Days prior to the Initial Funding Date and (y) at least three Business Days prior to the Initial Funding Date, any Loan Party that qualifies as a “legal entity customer” under the Bene- ficial Ownership Regulation shall have delivered to the Administrative Agent and each Lender that so re- quests a Beneficial Ownership Certification in relation to such Loan Party. (e) Any fees required to be paid pursuant to this Agreement or the Fee Letters shall have been paid. (f) Unless waived by the Administrative Agent, all reasonable and documented out-of- pocket expenses required to be paid on or before the Initial Funding Date shall have been paid (to the extent invoiced at least three Business Days (or such shorter period as the Borrower may agree) prior to the Initial Funding Date (provided that any such invoice shall not thereafter preclude a final settling of accounts be- tween the Borrower and the Administrative Agent)). (g) The TLF Lead Arranger shall have received reasonable backup information that the ag- gregate value of the Renewable Energy Investments (or similar assets reasonably acceptable to the TLF

- 120 - Lead Arranger) exceeds the aggregate principal amount of the Term F Facility. The TLF Lead Arranger confirms that it has received such information as of the Signing Date. (h) The TLF Lead Arranger shall have received evidence satisfactory to it that the Borrower has made a minimum equity investment of $1,000 in CoBank. (i) The Federal Antimonopoly Service of Russia shall have issued a decision approving the acquisition by the Borrower of rights enabling it to direct the terms of business activities of NPAO Sylva- mo Corporation Rus (previously known as CJSC International Paper) and CJSC Tikhvinsky Integrated Logging Company, either unconditionally or on terms that (x) are not adverse to the Borrower in any mate- rial respect and (y) would not cause any disclosure in the Form 10 regarding the business or assets of the Borrower and its Subsidiaries as of the Spin-Off Date to be incorrect in any material respect. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of de- termining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Adminis- trative Agent shall have received notice from such Lender prior to the proposed Initial Funding Date specifying its objection thereto. 4.02 Conditions to All Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans) is subject to the following conditions precedent: (a) The representations and warranties of the Borrower contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) on and as of the date of such Credit Ex- tension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to representations and warranties modified by materiality standards, in all respects) as of such earlier date, and (ii) except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respective- ly; (b) No Default or Event of Default shall exist, or would result from such proposed Credit Ex- tension or from the application of the proceeds thereof; (c) The Administrative Agent and, if applicable, the applicable L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof; (d) In the case of a Credit Extension to be denominated in an Alternative Currency, there shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent, the Required Lenders (in the case of any Loans to be denominated in an Alternative Currency) or the applicable L/C Issuer (in the case of any Letter of Credit to be denominated in an Alternative Currency) would make it impracticable for such Credit Extension to be denominated in the relevant Alternative Cur- rency; and (e) Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type or a continuation of Term SOFR Loans or Alternative Currency Term Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

- 121 - ARTICLE V REPRESENTATIONS AND WARRANTIES The Borrower represents and warrants to the Administrative Agent and the Lenders that: 5.01 Existence, Qualification and Power. Each Loan Party (a) is duly organized, incorporated or formed and validly existing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requi- site power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Docu- ments to which it is a party and consummate the Transactions, and (c) is duly qualified and is licensed and, as appli- cable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except, solely with respect to clauses (b)(i) and (c) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corpo- rate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organi- zation Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Restricted Subsidiaries (except for Permitted Liens) or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any applicable Law, except in the cases of the foregoing clauses (b) and (c) as could not reasonably be expected to have a Material Adverse Effect. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document to which such Loan Party is a party thereto, or otherwise in connection with the Transactions, other than (a) filings and delivery of certificates and promissory notes representing Collateral necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (b) such approvals, consents, exemptions, authorizations, actions, notices and filings that either have been duly obtained, taken, given or made and are in full force and effect or the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, and (c) such approvals, consents, exemptions, authorizations or other actions, notices or filings (i) in connection with the enforcement of the Loan Documents or (ii) the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect. 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered here- under, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement consti- tutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to appli- cable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and sub- ject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.05 Financial Statements; No Material Adverse Effect. (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently ap- plied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower as of the date thereof and its results of operations and cash flows for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material Indebtedness of the Borrower and its Subsidiaries as of the date thereof to the extent required to be reflected on the Audited Financial Statements in ac- cordance with GAAP or identified in the footnotes thereto. (b) The unaudited combined balance sheet of the Borrower as of June 30, 2021, and the related com- bined statements of income or operations, shareholders’ equity and cash flows for the six-month periods ended June 30, 2021 and June 30, 2020 (i) were prepared in accordance with GAAP consistently applied throughout the period

- 122 - covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the finan- cial condition of the Borrower as of the date thereof and their results of operations and cash flows for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) The pro forma financial statements delivered pursuant to Section 4.01(a)(ix) accurately present the pro forma financial position of the Borrower and its Subsidiaries on a combined basis as of the date thereof and giv- ing effect to the consummation of the Transactions as if they had occurred as of the date presented. (e) The combined forecasted balance sheet, statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01(c) were prepared in good faith based upon as- sumptions believed by the Borrower to be reasonable at the time made and at the time delivered hereunder (it being understood by the Lenders that the such forecasts are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control; that such forecasts, by their nature, are inherently uncertain and no assur- ances are being given that the results reflected in such forecasts will be achieved; and that actual results may differ from such forecasts, and such differences may be material). 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the actual knowledge of the Borrower after due and diligent investigation, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that (a) purport to affect the validity or enforceability of this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except any Disclosed Litigation, either individually or in the aggregate that could reasonably be expected to have a Material Adverse Effect. 5.07 No Default. Neither any Loan Party nor any Restricted Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consumma- tion of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property; Liens. (a) From and after the Initial Funding Date, each Loan Party and each of its Restricted Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except as could not, individually or in the aggregate, reasonably be ex- pected to have a Material Adverse Effect. (b) The property of each Loan Party and each of its Restricted Subsidiaries is subject to no Liens, oth- er than Permitted Liens. 5.09 Environmental. Except as specifically disclosed in Schedule 5.09, (i) there has been no violation of Environmental Laws by the Borrower or any of its Restricted Subsidiaries or in connection with any of their re- spective owned or leased real properties, and (ii) neither the Borrower nor any of its Restricted Subsidiaries has re- ceived written notice of any Environmental Liability, nor does the Borrower or any of its Restricted Subsidiaries have knowledge that any such notice will be received or is being threatened, in the case of each of clauses (i) and (ii) that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Notwith- standing any other representation and warranty herein, this is the only representation and warranty with respect to Environmental Laws. 5.10 Insurance. The properties of the Borrower and its Restricted Subsidiaries are insured with finan- cially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower or the applicable Restricted Subsidiary operates; provided that the foregoing provisions of this

- 123 - Section 5.10 shall not restrict the ability of the Borrower or its Restricted Subsidiaries to use either commercially reasonable self-insurance or insurance through “captive” insurance Subsidiaries. 5.11 Taxes. Except as disclosed on Schedule 5.11 with respect to the Specified Disclosed Litigation, (a) the Borrower and each of its Restricted Subsidiaries have filed all federal, state and other tax returns required to be filed, and have paid all federal, state and other Taxes levied or imposed upon it or its properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings dili- gently conducted and for which adequate reserves have been provided in accordance with GAAP or equivalent ac- counting standards in its country of organization and except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (b) there is no tax assessment proposed in writing against the Borrower or any Restricted Subsidiary that is not being actively contested by the Borrower or such Restricted Sub- sidiary in good faith that would, if made, have a Material Adverse Effect. Neither any Loan Party nor any of its Re- stricted Subsidiaries is party to any tax sharing agreement, other than the Tax Matters Agreement. 5.12 ERISA Compliance. (a) Except as could not reasonably be expected, whether individually or taken in the aggregate, to re- sult in a Material Adverse Effect (i) each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state laws, (ii) with respect to each Plan that is intended to be a qualified plan under Section 401(a) of the Code, such Plan either (A) has received a favorable determination letter from the Internal Revenue Service to the effect that the form of such Plan is qualified under Section 401(a) of the Code and the trust related thereto has been determined by the Internal Revenue Service to be exempt from federal income tax under Section 501(a) of the Code, (B) is in the form of a master and prototype or volume submitter document that is the subject of a favorable opinion letter from the Internal Revenue Service, or (C) has submitted or will prior to the Initial Funding Date submit an application for a letter described in clause (A) above to the Internal Revenue Service, and (iii) to the best knowledge of the Borrower, nothing has occurred that would reasonably be expected to prevent or cause the loss of such tax-qualified status. (b) There are no pending or, to the actual knowledge of the Borrower after due and diligent investiga- tion, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or viola- tion of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) Except as could not reasonably be expected, whether individually or taken in the aggregate, to re- sult in a Material Adverse Effect, (i) no ERISA Event or Foreign Plan Event has occurred, and neither the Borrower nor any ERISA Affiliate is aware of any fact, event or circumstance that could reasonably be expected to constitute or result in an ERISA Event or Foreign Plan Event with respect to any Pension Plan, Multiemployer Plan or Foreign Plan; (ii) as of the most recent valuation date for any Pension Plan, the funding target attainment percentage (as de- fined in Section 430(d)(2) of the Code) is 60% or higher and neither the Borrower nor any ERISA Affiliate knows of any facts or circumstances that could reasonably be expected to cause the funding target attainment percentage for any such plan to drop below 60% as of the most recent valuation date; (iii) neither the Borrower nor any ERISA Affiliate has incurred any liability to the PBGC other than for the payment of premiums, and there are no premium payments which have become due that are unpaid; (iv) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or Section 4212(c) of ERISA; and (v) no Pension Plan or Mul- tiemployer Plan has been terminated by the plan administrator thereof nor by the PBGC, and no event or circum- stance has occurred or exists that could reasonably be expected to cause the PBGC to institute proceedings under Title IV of ERISA to terminate any Pension Plan or Multiemployer Plan. (d) The Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3- 101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans, the Letters of Credit or the Commitments.

- 124 - 5.13 Subsidiaries; Guarantors; Equity Interests. (a) Schedule 5.13(a) sets forth the complete and accurate name of each Subsidiary of the Borrower as of the Initial Funding Date and the jurisdiction of organization of each such Subsidiary, and indicates, as of the Ini- tial Funding Date, whether each such Subsidiary is a Restricted Subsidiary or Unrestricted Subsidiary, and, for each Restricted Subsidiary, whether such Restricted Subsidiary is a Guarantor or is not a Guarantor, and if such Restrict- ed Subsidiary is a Domestic Subsidiary or a Foreign Subsidiary organized in an Approved Jurisdiction but is not a Guarantor, the clause of the definition of “Excluded Subsidiary” applicable to such Restricted Subsidiary. (b) As of the Initial Funding Date, no Loan Party holds any Equity Interests in any other Person that is not a Subsidiary of the Borrower other than those specifically disclosed in Schedule 5.13(b). (c) As of the Initial Funding Date, all of the outstanding Equity Interests in the Borrower have been validly issued, are fully paid and non-assessable. As of the Initial Funding Date, all of the outstanding Equity Inter- ests in such Subsidiaries have been validly issued, are fully paid and non-assessable (to the extent applicable) and are owned by a Loan Party or a Subsidiary that is not a Loan Party in the amounts specified on Schedule 5.13(a) free and clear of all Liens except Permitted Liens. The copy of the Organization Document of each Loan Party and each amendment thereto provided to the Administrative Agent on the Initial Funding Date is, as of the Initial Funding Date, a true and correct copy of each such Organization Document, each of which is valid and in full force and ef- fect as of the date hereof. 5.14 Margin Regulations; Investment Company Act; Use of Proceeds. The Borrower is not engaged, and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock. The execution, delivery and performance of the Loan Documents by the Borrower and its Restricted Subsidiaries will not violate the Regulations U or X of the FRB. After applying the proceeds of any Loan, margin stock does not exceed 25% of the value of the assets subject to this Agreement or any other Loan Document. (a) None of the Borrower or any other Loan Party is required to be registered as an “investment com- pany” under the Investment Company Act of 1940. (b) Use of the proceeds of the Loans shall be solely for the purposes described in Section 6.11. 5.15 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contem- plated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document, at the Signing Date (in the case of the Lender Presentation dated “August 2021” and provided to potential Lenders on August 9, 2021) or at the time furnished by or on behalf of the Borrower or any Subsidiary to the Administrative Agent or any Lender (in the case of all other reports, financial statements, certificates or other written information), together with filings by the Borrower with the SEC (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, taken as a whole, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to estimates, pro forma, projected or forecasted financial information, the Borrower’s representations are limited to those set forth in Section 5.05(d); and provided, further, that that with respect to re- ports and information derived from Persons unaffiliated with the Borrower, the Borrower only represents that it has no knowledge of any such material misstatement or omission therein. 5.16 Compliance with Laws. Each Loan Party and each Restricted Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Ef- fect.

- 125 - 5.17 Intellectual Property; Licenses, Etc. The Borrower and each of its Restricted Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, fran- chises, licenses and other intellectual property rights (collectively, “IP Rights”) that are material to the operation of their respective businesses, without any known conflict with the rights of any other Person, except as could not rea- sonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, neither the Borrower nor any of its Restricted Subsidiaries is presently charged or threatened to be charged with any infringement of, or has knowingly infringed on, any unexpired trademark, patent, patent registration, copyright, copyright registration or other proprietary right of any person, except where the effect thereof individually or in the aggregate, could not rea- sonably be expected to have a Material Adverse Effect. 5.18 Solvency. The Borrower is, on a consolidated basis with its Subsidiaries, Solvent. 5.19 Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Restricted Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance), condemnation or eminent domain proceeding that, either individually or in the aggregate, could reasonably be ex- pected to have a Material Adverse Effect. 5.20 Labor Matters. Other than as could not reasonably be expected to have a Material Adverse Effect, (a) there are no strikes, lockouts, or other labor disputes or grievances pending against the Borrower or any of its Restricted Subsidiaries, or to the Borrower’s knowledge, threatened against or affecting the Borrower or any of its Restricted Subsidiaries and (b) no unfair labor practice charges or grievances are pending against the Borrower or any of its Restricted Subsidiaries, or to the Borrower’s knowledge, threatened against any of them before any Gov- ernmental Authority. All payments due from the Borrower or any of its Restricted Subsidiaries pursuant to the pro- visions of any collective bargaining agreement have been paid or accrued as a liability on the books of the Borrower or such Restricted Subsidiaries, except where the failure to do so could not reasonably be expected to have a Materi- al Adverse Effect. 5.21 Sanctions. Neither the Borrower, nor any of its Subsidiaries, nor, to the knowledge of the Bor- rower and its Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (a) currently the subject or target of any Sanctions, (b) included on OFAC’s List of Specially Designated Nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar list enforced under Sanctions, or (c) lo- cated, organized or resident in a Designated Jurisdiction. The Borrower and its Subsidiaries have conducted their businesses in compliance in all material respects with all applicable Sanctions and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such Sanctions. No part of the proceeds of the Loans or Letters of Credit will be used, directly or indirectly, to fund any activities of or business with any individual or entity that is, or is owned or controlled by persons or entities that are, at the time of such funding, the subject of Sanctions or in any Designated Jurisdiction (except to the extent permissible for an entity required to comply with Sanctions) or in any other manner that would result in a violation by any individual or enti- ty (including any individual or entity participating in the transaction, whether as a Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, any other Secured Party, or otherwise) of Sanctions. No Collateral is or will become property that would result in a violation by any individual or entity (including the Lenders, the Administra- tive Agent or any other Secured Party) of any applicable Anti-Terrorism Law or Sanctions. 5.22 Anti-Corruption Laws. (i) the Borrower and its Subsidiaries have conducted their businesses in compliance with applicable Anti-Corruption Laws and have instituted and maintained policies and procedures rea- sonably designed to prevent violation of, and promote and achieve compliance by, the Borrower and its Subsidiaries with such laws and (ii) neither the Borrower, any of its Subsidiaries nor (to the knowledge of the Borrower and its Subsidiaries) any director, officer, agent or employee thereof, has engaged in any activity or conduct which would violate any applicable Anti-Corruption Laws. No part of the proceeds of the Loans or Letters of Credit will be used, directly or, knowingly indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the Anti-Corruption Laws.

- 126 - 5.23 Anti-Terrorism Laws. Each Loan Party and Restricted Subsidiary is in compliance, in all material respects, with any applicable Anti-Terrorism Laws. 5.24 Collateral Documents. The provisions of the Collateral Documents are effective (subject to, in case of an account pledge agreement governed by Luxembourg law, the actions required to be taken pursuant to terms of such agreement being taken) to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien on all right, title and interest of the respective Loan Parties in the Collat- eral described therein. In the case of the Pledged Collateral described in the U.S. Security and Pledge Agreement, when certificates or promissory notes, as applicable, representing such Pledged Collateral and required to be deliv- ered under the applicable U.S. Security and Pledge Agreement are delivered to the Administrative Agent, and in the case of the other Collateral described in the U.S. Security and Pledge Agreement when financing statements are filed in the applicable filing offices, the Administrative Agent (for the benefit of the Secured Parties) shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral to the extent a security interest in such Collateral can be perfected by filing Uniform Commercial Code financing state- ments, possession, or control, in each case prior and superior in right to the Lien of any other Person (subject to Permitted Liens). When the perfection actions required to be taken pursuant to terms of each other Collateral Doc- ument are taken, the Administrative Agent (for the benefit of the Secured Parties (or where required under local law, in favor of the Secured Parties)) shall have a fully perfected Lien on, and security interest in, all right, title and inter- est of the Loan Parties in such Collateral, in each case prior and superior in right to the Lien of any other Person (subject to Permitted Liens). 5.25 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.26 Beneficial Ownership Certificate. As of the Initial Funding Date, the information included in each Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.27 Covered Entity. No Loan Party is a Covered Entity. 5.28 Spin-Off. Prior to or substantially concurrently with the funding on the Initial Funding Date, (i) the Pre-Spin-Off Reorganization will be completed, (ii) the Borrower will hold, directly or through its Restricted Subsidiaries, the Spin-Off Business as described in the Form 10 and (iii) all actions required to consummate the Spin-Off will have been taken (other than those actions contemplated by the Form 10 to be taken after the Initial Funding Date but on or prior to the Spin-Off Date). The Spin-Off will occur substantially as described in the Form 10 no later than two Business Days following the initial funding hereunder. Prior to the funding on the Initial Funding Date, the Form 10 will have been declared effective by the SEC, and upon consummation of the Spin-Off the common stock of the Borrower will trade on the New York Stock Exchange. As of the Initial Funding Date, the Separation and Distribution Agreement will have been duly authorized, executed and delivered by the parties there- to, in a form no less favorable in any material respect to the rights or interest of the Lenders than the form attached as an exhibit to the Form 10, and will constitute legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. As of the Spin-Off Date, the Spin-Off Documents will have been duly authorized, executed and delivered by the parties thereto, each in a form no less favorable in any material respect to the rights or interest of the Lenders than the forms attached as exhibits to the Form 10, and will constitute legal, valid and binding obligations of such parties, enforceable against such parties in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting credi- tors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 5.29 COMI Regulation. Except as set forth in the Guaranty entered into by the relevant Loan Party, for the purposes of the Regulation (EU) 2015/848 of the European Parliament and of the Council of 20 May 2015 on insolvency proceedings (recast) (the “COMI Regulation”), each Loan Party incorporated or organized under the laws of a country that is a member of the European Union has its (after giving effect to the transactions) center of main interest (as that term is used in Article 3(1) of the COMI Regulation) situated in its jurisdiction of incorpora- tion and it has no “establishment” (as such term is used in Article 2 (10) of the COMI Regulation) in any other juris- diction.

- 127 - 5.30 Luxembourg Representations. The place of the central administration (siège de l'administration centrale or siège de direction effective) of each Guarantor incorporated in Luxembourg is located at its registered office (siège statutaire) in Luxembourg and each such Guarantor is, to the extent applicable to it, in compliance with the Luxembourg law dated 31 May 1999 on the domiciliation of companies. ARTICLE VI AFFIRMATIVE COVENANTS Until the Facility Termination Date, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, and 6.03) cause each Restricted Subsidiary (or, in the case of the covenants set forth in Sections 6.11 and 6.17, each Subsidiary) to: 6.01 Financial Statements. Make available to the Administrative Agent (for distribution to each Lend- er): (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year after the latest fiscal year covered by the audited financial statements delivered pursuant to Section 4.01(a)(viii)(A)) (or, solely with respect to the fiscal year ended December 31, 2021, 120 days), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in share- holders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the fig- ures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recog- nized standing reasonably acceptable to the Required Financial Covenant Lenders (with the understanding that any of the so-called “Big Four” accounting firms shall be deemed to be acceptable to the Required Fi- nancial Covenant Lenders), which report shall state that such consolidated financial statements fairly pre- sent in all material respects the financial position of the Borrower and its Subsidiaries as at the date indicat- ed and the results of their operations and cash flow for the periods indicated in conformity with GAAP (ex- cept as otherwise stated therein) and shall not be subject to any “going concern” or like qualification or ex- ception (other than such a qualification or exception that is (x) solely with respect to, or resulting solely from, the upcoming maturity date of any of the Loans hereunder being scheduled to occur within twelve months from the time such report is delivered or (y) with respect to, or resulting from, any potential inabil- ity to satisfy the Financial Covenants on a future date or in a future period) or qualified with respect to scope limitations imposed by the Borrower or with respect to accounting principles followed by the Bor- rower not being in accordance with GAAP and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP; (b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the first such fiscal quarter after the latest fiscal quarter covered by the unaudited financial statements delivered pursuant to Section 4.01(a)(viii)(B)), a consolidated (or for any fiscal quarter that ends prior to the Spin-Off Date, condensed combined or consolidated) balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated (or for any fiscal quarter that ends prior to the Spin-Off Date, con- densed combined or consolidated) statements of income or operations, changes in shareholders’ equity, and cash flows for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the Borrow- er’s chief financial officer, treasurer, senior vice president, corporate finance, or controller as fairly present- ing in all material respects the combined or consolidated, as applicable, financial condition of the Borrower and its Subsidiaries as at the dates indicated and the combined or consolidated, as applicable, results of their operations for the period indicated in accordance with GAAP, subject only to normal year-end audit adjustments and audit changes; (c) solely for delivery to Lenders under the Financial Covenant Facilities, as soon as availa- ble, but in any event no later than 90 days after the end of each fiscal year of the Borrower, an annual busi- ness plan and budget of the Borrower and its Restricted Subsidiaries on a consolidated basis, including

- 128 - forecasts prepared by management of the Borrower, in form reasonably satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of the Bor- rower and its Restricted Subsidiaries on an annual basis for the immediately following fiscal year (includ- ing the fiscal year in which the Maturity Date for any Financial Covenant Facility occurs); and (d) in the event that any Unrestricted Subsidiaries exist at such time, then simultaneously with the delivery of each set of consolidated financial statements referred to in clauses (a) and (b) above, a summary statement, prepared in good faith by a Responsible Officer of Borrower, reflecting adjustments necessary to eliminate the accounts of such Unrestricted Subsidiaries from such consolidated financial statements. As to any information contained in materials furnished pursuant to Section 6.02(c), the Borrower shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Borrower to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein. 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders: (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by the chief financial officer, treasurer, senior vice president, corporate finance, or controller of the Borrower (i) containing a calculation of the Cumulative Available Amount and the amount thereof being utilized at such time; (ii) stating that the Borrower was in compliance with the Collateral and Guarantee Requirement and Section 6.12 as of such date; (iii) stating that such officer has reviewed the terms of the Loan Documents and has made, or has caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Restricted Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence of any Default or Event of Default during or at the end of such ac- counting period and that such officer does not have knowledge of the existence, as at the date of such cer- tificate, of any Default or Event of Default, or, if he does have knowledge that a Default or an Event of De- fault existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking, or proposes to take with respect thereto; (iv) identifying each Restricted Subsidiary of the Borrower that, as of the date of such financial statements, does not constitute an Immaterial Subsidiary (including pursuant to the aggregation test set forth in the definition thereof); (v) identifying each Subsidi- ary of the Borrower that constitutes an Unrestricted Subsidiary and prior to the date of such financial state- ments, has not been previously identified to the Administrative Agent; and (vi) setting forth calculations required to establish whether the Borrower was in compliance with each of the Financial Covenants as of the latest balance sheet date covered by such financial statements and reconciling in reasonable detail the effect of Unrestricted Subsidiaries, in each case in form and detail reasonably satisfactory to the Adminis- trative Agent; (b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all an- nual, regular, periodic and special reports and registration statements which the Borrower may file or be re- quired to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not oth- erwise required to be delivered to the Administrative Agent pursuant hereto; (c) promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Restricted Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent (or any Lender through the Administrative Agent) may from time to time reasonably request; and (d) within 120 days following the end of the most recent fiscal year of the Borrower (com- mencing with the calendar year ending December 31, 2023), a Sustainability Pricing Certificate for the most recently-ended fiscal year; provided that for any fiscal year the Borrower may elect not to deliver a Sustainability Pricing Certificate, and such election shall not constitute a Default or Event of Default (but

- 129 - such failure to so deliver a Sustainability Pricing Certificate shall result in the Sustainability Rate Adjust- ment being applied as set forth in Section 2.18(c)). Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(c) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether spon- sored by the Administrative Agent); or (iii) on which such report is filed electronically with the SEC’s EDGAR sys- tem; provided that: (A) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender upon its request to the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (B) the Borrower shall notify the Administra- tive Agent (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent promptly upon the request therefor by electronic mail electronic versions (i.e., soft copies) of such docu- ments. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Bor- rower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger may, but shall not be obligated to, make available to the Lenders and the L/C Issuers materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on In- traLinks, Syndtrak, ClearPar, or a substantially similar electronic transmission system (the “Platform”) and (b) cer- tain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Ma- terials that may be distributed to the Public Lenders and that (w) all Borrower Materials that are to be made availa- ble to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUB- LIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information” and shall not make any such material available to Public Lenders. 6.03 Notices. Promptly notify the Administrative Agent after any Responsible Officer of any Loan Party obtains knowledge of the following: (a) of the occurrence of any Default and/or Event of Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including, in each case to the extent that such matter has resulted in or could reasonably be expected to result in a Material Adverse Effect, (i) breach or non-performance of, or any default under, a Contractual Obligation of the Borrower or any Restricted Subsidiary; (ii) any dispute, litigation, investiga- tion, proceeding or suspension between the Borrower or any Restricted Subsidiary and any Governmental Authority; (iii) the commencement of, or any material development in, any litigation or proceeding affect- ing the Borrower or any Restricted Subsidiary, including pursuant to any applicable Environmental Laws; or (iv) any portion of the Collateral is damaged or destroyed;

- 130 - (c) of the occurrence of any (i) ERISA Event which has resulted or could reasonably be ex- pected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $20,000,000 or (ii) Foreign Plan Event which has resulted or could reasonably be expected to result in liability of the Borrower in an aggregate amount in ex- cess of $20,000,000; (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Restricted Subsidiary thereof, including any determination by the Borrower referred to in Sec- tion 2.10(b); (e) of the (i) occurrence of any Asset Sale of property or assets or Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii) or (iii), and (ii) incurrence or issuance of any Indebtedness for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(v); and (f) of any announcement by Moody’s or S&P of any change of any rating thereby of the Borrower or the Facilities. Each notice pursuant to Section 6.03 (other than Section 6.03(e) or (f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge prior to delinquency all obligations and liabilities, in- cluding all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets the fail- ure of which to pay could reasonably be expected to result in a Material Adverse Effect, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP or equivalent accounting standards in its country of organization are being maintained by the Borrower or such Restricted Subsidiary. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business and good standing under the Laws of the jurisdiction of its organiza- tion (to the extent the concept is applicable in such jurisdiction), except, in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect; provided, however, that the existence (corporate or otherwise) of any Restricted Subsidiary may be terminated if such termination is determined by the Borrower to be in its best interest and is not materially disadvantageous to the Lenders. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof, except in each of claus- es (a) and (b), where the failure to do so could not reasonably be expected to have a Material Adverse Effect. 6.07 Maintenance of Insurance. (a) On and after the Spin-Off Date, maintain with financially sound and reputable insurance compa- nies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business (with regard to real proper- ty, in the geographic location where such real property is located), of such types and in such amounts as are custom- arily carried under similar circumstances by such other Persons and all such insurance (except that of any Unre- stricted Subsidiary) shall (i) provide for not less than 30 days’ prior notice to the Administrative Agent of termina-

- 131 - tion, lapse or cancellation of such insurance for reasons other than non-payment of premiums (and, to the extent commercially available, 10 days’ notice in the case of cancellation resulting from the non-payment of premiums), and (ii) name the Administrative Agent as additional insured on behalf of the Secured Parties (in the case of liability insurance (other than workers’ compensation insurance and employer’s liability insurance)) and lender’s loss payee with respect to the Collateral (in the case of property insurance), as applicable; provided that the foregoing provi- sions of this Section 6.07 shall not restrict the applicable Loan Party’s ability to (x) self-insure in commercially rea- sonable amounts or (y) use commercially reasonable self-insurance through “captive” insurance Subsidiaries. (b) If any portion of any Mortgaged Property that contains improvements is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Bor- rower shall, or shall cause the applicable Loan Party, to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount sufficient to comply with all applicable rules and regula- tions promulgated pursuant to the Flood Insurance Laws and shall otherwise be reasonably satisfactory to the Ad- ministrative Agent and (ii) deliver to the Administrative Agent evidence reasonably requested by the Administrative Agent as to such compliance, including, without limitation, evidence of annual renewals of such insurance; it being understood that no Mortgage shall be required to be delivered prior to the Spin-Off Date. 6.08 Compliance with Laws and Material Contracts. (a) Comply in all material respects with the re- quirements of all Laws and all orders, writs, injunctions, resolutions and decrees applicable to it or to its business or property, except in such instances in which (i) such requirement of Law or order, writ, injunction, resolution or de- cree is being contested in good faith by appropriate proceedings diligently conducted, or (ii) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect, and (b) perform and observe all the terms and provisions of each contract or agreement that is material to the business and/or operations of the Borrower and its Restricted Subsidiaries (each, a “Material Contract”) to be performed or observed by it, maintain each Mate- rial Contract in full force and effect, enforce each Material Contract in accordance with its terms, except, in any case, where the failure to do so, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. Maintain adequate books, records and account as may be required or neces- sary to permit the preparation of consolidated financial statements in accordance with sound business practices and GAAP or the equivalent international standards in its jurisdiction of organization. 6.10 Inspection Rights. Permit any representative designated by the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers and independent pub- lic accountants (subject to such accountants’ customary policies and procedures), all at such reasonable times during normal business hours and, subject to the limitation below, upon reasonable advance notice to the Borrower; provid- ed that so long as no Event of Default exists, (a) the Administrative Agent shall not exercise such rights more often than two times during any calendar year and only one such time shall be at the Borrower’s expense and (b) advance notice of any discussion with such independent public accountant shall be given to the Borrower and the Borrower shall have the opportunity to be present at any such discussion; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the forego- ing at the expense of the Borrower at any time during normal business hours and without advance notice. Notwith- standing anything to the contrary in this Agreement, none of the Borrower or the Restricted Subsidiaries will be re- quired to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any docu- ment, information or other matter (a) that constitutes non-financial trade secrets or non-financial proprietary infor- mation that is not reasonably related to the actual or projected financial results or results of operations of the Bor- rower and its Restricted Subsidiaries, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding, arm’s-length agreement with a third party or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. 6.11 Use of Proceeds. Use the proceeds of the Loans (a) with respect to proceeds of the Term B Facili- ty, solely to fund a portion of the Transactions (including the Special Payment) on or before the Spin-Off Date, (b) with respect to the Term F Facility, and for the benefit of the Term F Lenders only, solely to finance new or re- finance previous Renewable Energy Investments (it being understood that such financing or refinancing of the Re-

- 132 - newable Energy Investments may take the form of a payment or distribution to IP on or before the Spin-Off Date, in which case this Section 6.11(b) shall be satisfied by (and to the extent of) such payment or distribution) and (c) with respect to the Revolving Credit Facility, on the Initial Funding Date, to fund up to $100 million of the Transactions (including the Special Payment) and to pay fees and expenses related to the Transactions and, after the effectiveness of the Spin-Off, to provide ongoing working capital and for other general corporate purposes (including Permitted Acquisitions) not in contravention of any Law or of any Loan Document. 6.12 Collateral and Guarantee Requirement; Collateral Information. (a) If (i) any Subsidiary of the Borrower organized in an Approved Jurisdiction (other than an Ex- cluded Subsidiary) is formed or acquired after the Initial Funding Date, (ii) any Excluded Subsidiary ceases to con- stitute an Excluded Subsidiary or (iii) the Borrower designates an Excluded Subsidiary (in the case of a Subsidiary that is not organized in an Approved Jurisdiction, with the consent of the Administrative Agent) as a Guarantor, then, in each case, within 60 days after such occurrence cause the Collateral and Guarantee Requirement to be satis- fied. If any Subsidiary organized in a jurisdiction that is not an Approved Jurisdiction is designated as a Guarantor pursuant to clause (iii), solely with respect to such Subsidiary for purposes of the definitions of “Excluded Assets,” “Excluded Subsidiary” and “Foreign Holding Company” the jurisdiction of organization of such Subsidiary shall be treated as an Approved Jurisdiction. (b) If after the Initial Funding Date, any material assets are acquired by the Borrower or any other Loan Party or are held by any Restricted Subsidiary on or after the time it becomes a Loan Party pursuant to this Section 6.12 or the definition of “Collateral and Guarantee Requirement” (other than (x) assets subject to a valid, perfected (or equivalent) and enforceable security interest in favor of the Administrative Agent for the benefit of the Secured Parties under a Collateral Document, (y) assets constituting Excluded Assets or (z) assets that pursuant to the Agreed Guarantee and Security Principles are not required to constitute Collateral), notify the Administrative Agent thereof, and (i) in the case of U.S. fee-owned real property that is not an Excluded Asset, cause clause (d) of the definition of “Collateral and Guarantee Requirement” to be satisfied and (ii) upon request of the Administrative Agent for those assets and actions subject to such request being pursuant to the definition of “Collateral and Guaran- tee Requirement”, cause such assets to be subjected to a Lien securing the Obligations and take and cause the other Loan Parties to take, such actions to perfect such Liens (other than Excluded Perfection Actions) as are required pursuant to the definition of “Collateral and Guarantee Requirement” or the Collateral Documents; provided that in no event shall compliance with this Section 6.12(b) be required until 90 days following such acquisition (or designa- tion of such Person as a Loan Party, as the case may be); provided, further, that the relevant Loan Party shall not be required to execute and deliver any Mortgage on such real property until the Borrower has received confirmation from the Administrative Agent that flood insurance due diligence and flood insurance compliance as required by clause (d)(v) of the definition of “Collateral and Guarantee Requirement” have been completed. Notwithstanding the foregoing, all requirements in this Section 6.12 as it relates to Foreign Subsidiaries shall in all respects be subject to the Agreed Guarantee and Security Principles. (c) Furnish (or cause to be furnished) to the Administrative Agent promptly (and in any event not less than 10 days prior thereto, or such other period as reasonably agreed to by the Administrative Agent) written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document), (ii) in the jurisdiction of organization or formation of any Loan Party or in the form of its organization, or (iii) in any Loan Party’s organizational identification number or Federal taxpayer identification number, if applicable. (d) The time periods required by any of the foregoing clauses (a) through (c) of this Section 6.12 may be extended by the Administrative Agent, acting alone, as it shall agree in its reasonable discretion. 6.13 Compliance with Environmental Laws. (a) Comply, and to the extent it may legally do so, exer- cise commercially reasonable efforts to cause all lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits; (b) obtain and renew all Environmen- tal Permits necessary for its operations and properties; and (c) conduct any investigation, study, sampling and test- ing, and undertake any cleanup, response or other corrective action necessary to address all Hazardous Materials at, on, under or emanating from any of properties owned, leased or operated by it as required by and in accordance with the requirements of all Environmental Laws; except, in each case referred to in clauses (a), (b) and (c) above, as would not reasonably be expected to have a Material Adverse Effect; provided, however, that neither the Borrower

- 133 - nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP. 6.14 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably require from time to time in order to (i) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Restricted Subsidiaries’ (other than Excluded Subsidiaries) properties, assets, rights or interests (other than Excluded Assets) to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Restricted Subsidiaries is or is to be a party, and cause each of its Restricted Subsidiaries to do so (provided that the foregoing shall not require the Borrower or any Restricted Subsidiary to take any Excluded Perfection Actions). 6.15 Designation as Senior Debt. Designate all Obligations as “Designated Senior Indebtedness” un- der, and defined in, any document evidencing or governing subordinated Indebtedness of a Loan Party incurred after the Signing Date (excluding intercompany subordinated Indebtedness). 6.16 Approvals and Authorizations. Maintain all authorizations, consents, approvals and licenses from, exemptions of, and filings and registrations with, each Governmental Authority of the jurisdiction in which each Loan Party is organized and existing, and all approvals and consents of each other Person in such jurisdiction, in each case that are required in connection with the Loan Documents, except as could not reasonably be expected to have a Material Adverse Effect. 6.17 Anti-Corruption Laws and Laws Relating to Sanctions. Conduct its businesses in compliance with all applicable Anti-Corruption Laws and Laws relating to Sanctions and maintain policies and procedures reasona- bly designed to promote and achieve compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with such laws. 6.18 Designation of Unrestricted and Restricted Subsidiaries. The Borrower may designate (such des- ignation, a “Subsidiary Designation”), at any time, any Subsidiary (other than any Subsidiary that was previously an Unrestricted Subsidiary) as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary by delivering to the Administrative Agent a certificate of a Responsible Officer of the Borrower specifying such desig- nation; provided that: (a) both immediately before and immediately after any such designation, no Event of Default shall have occurred and be continuing or would result therefrom; (b) the Borrower shall be in pro forma compliance with the Financial Covenants, calculated as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01 (or, if prior to any such delivery, as of the date of the financial statements described in Section 5.05(b)); (c) in the case of a designation of a Subsidiary as an Unrestricted Subsidiary, no Subsidiary may be designated as an Unrestricted Subsidiary if such Subsidiary directly or indirectly owns any Equity Interests of, or holds a Lien on, any property of, the Borrower, any Loan Party or any Restricted Subsidiary that is not a Subsidiary to be so designated as an Unrestricted Subsidiary; (d) the Borrower and its Restricted Subsidiaries shall not transfer all or any material intellec- tual property to any Unrestricted Subsidiary or allow any Restricted Subsidiary that owns material intellec-

- 134 - tual property to be designated as an Unrestricted Subsidiary (without regard to whether the Borrower or any Restricted Subsidiary has the right to continue to utilize any such intellectual property after such transfer); (e) no Subsidiary may be designated as an Unrestricted Subsidiary or continue as an Unre- stricted Subsidiary unless each of its direct and indirect Subsidiaries is also designated an Unrestricted Sub- sidiary pursuant to this Section 6.18; and (f) the designation of any Subsidiary as an Unrestricted Subsidiary shall constitute an In- vestment by the Borrower in such Subsidiary, at the time of such designation, in an amount equal to the fair market value of the net assets of such Subsidiary, and such Investment must at such time be permitted un- der Section 7.06, and no such designation shall be permitted unless such Investment is permitted by Section 7.06. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence, at the time of such designation, of any Investment, Indebtedness or Liens of such re-designated Restricted Subsidiary existing at such time. Notwithstanding anything to the contrary, in no event shall any Subsidiary of the Borrower be designated an Unrestricted Subsidiary unless such Subsidiary has been or shall substantially concurrently be designated an “Un- restricted Subsidiary” (or equivalent term) under the 2021 Notes and each other Material Indebtedness (if applica- ble) of any Loan Party. 6.19 Maintenance of Ratings. The Borrower will use commercially reasonable efforts to cause the Term B Loans, the Term F Loans and the Borrower to become and continue to be rated by both S&P and Moody’s (but not to maintain a specific rating). 6.20 CoBank Equity and Security; Renewable Energy Investments. (a) So long as CoBank (or its affiliate) is a Lender hereunder, the Borrower will (i) maintain its status as an entity eligible to borrow from CoBank and (ii) acquire equity in CoBank in such amounts and at such times as CoBank may require in accordance with CoBank’s Bylaws and Capital Plan (as each may be amended from time to time), except that the maximum amount of equity that Borrower may be required to purchase in CoBank in connec- tion with the Loans made by CoBank (or its affiliate) may not exceed the maximum amount permitted by the By- laws and Capital Plan at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (x) CoBank’s most recent annual report, and if more recent, CoBank’s latest quarterly report, (y) CoBank’s Notice to Prospective Stockholders and (z) CoBank’s Bylaws and Capital Plan, which describe the nature of all of the Bor- rower’s cash patronage, stock and other equities in CoBank acquired in connection with its patronage loan from CoBank (or its affiliate) (including proceeds of such equities, the “CoBank Equities”) as well as capitalization re- quirements, and agrees to be bound by the terms thereof. (b) Each party hereto acknowledges that CoBank’s Bylaws and Capital Plan (as each may be amended from time to time) shall govern (i) the rights and obligations of the parties with respect to the CoBank Equities and any patronage refunds or other distributions made on account thereof or on account of the Borrower’s patronage with CoBank, (ii) the Borrower’s eligibility for patronage distributions from CoBank (in the form of CoBank Equi- ties and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest. CoBank re- serves the right to assign or sell participations in all or any part of its (or its affiliate’s) Term F Commitments or out- standing Term F Loans hereunder on a non-patronage basis. (c) Each party hereto acknowledges that CoBank has a statutory first lien pursuant to the Farm Credit Act of 1971 (as amended from time to time) on all CoBank Equities that the Borrower may now own or hereafter acquire, which statutory lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit. The CoBank Equi- ties shall not constitute security for the Obligations due to any other Lender. To the extent that any of the Loan Doc- uments create a Lien on the CoBank Equities or on patronage accrued by CoBank for the account of the Borrower (including, in each case, proceeds thereof), such Lien shall be for CoBank’s (or its affiliate’s) sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the CoBank Equities nor any accrued patron- age shall be offset against the Obligations hereunder except that, in the event of an Event of Default, CoBank may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to CoBank or its affiliate under this Agreement, whether or not such amounts are currently due and

- 135 - payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. CoBank shall have no obligation to retire the CoBank Equities upon any Event of Default, Default or any other default by the Borrower or any other Loan Party, or at any other time, either for application to the Obligations or otherwise. (d) For so long as any portion of the Term F Loan remains outstanding, the Borrower (for the benefit of the Term F Lenders only) agrees that the Borrower and its Restricted Subsidiaries will maintain ownership of assets that were subject to the Renewable Energy Investments (or similar assets reasonably acceptable to CoBank) such that the aggregate value thereof (as reasonably determined by the Borrower) at all times exceeds the unpaid principal amount of the Term F Loan. 6.21 Post-Closing Obligations. Take all necessary actions to satisfy the items described on Sched- ule 6.21 within the applicable period of time specified in such Schedule (or such longer period as the Administrative Agent may agree in its sole discretion). 6.22 Specified Account. Cause any Specified Account to at all times be subject to the terms of a Speci- fied Account Agreement. ARTICLE VII NEGATIVE COVENANTS Until the Facility Termination Date, the Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or reve- nues, whether now owned or hereafter acquired, or sign or file or suffer to exist under the Uniform Commercial Code of any jurisdiction a financing statement that names the Borrower or any of its Restricted Subsidiaries as debt- or, or assign any accounts or other right to receive income, other than Permitted Liens. 7.02 Indebtedness. (a) Incur any Indebtedness (including Acquired Indebtedness); provided, however, that the Borrower and any Restricted Subsidiary may Incur Indebtedness (including Acquired Indebtedness) to the extent that (i) if such Indebtedness is secured, the Consolidated Senior Secured Leverage Ratio, does not exceed 2.20 to 1.00 and (ii) if such Indebtedness is unsecured, the Borrower would be in compliance with the Financial Covenants, calculated on a pro forma basis as of the last day of the Measurement Period most recently ended (any such Indebtedness, “Ratio Debt”); provided that: (i) the amount of Ratio Debt that may be incurred by Non-Loan Parties, together with the aggregate principal amount of Indebtedness Incurred by Non-Loan Parties and joint ventures outstanding under Section 7.02(b)(xx) and (xxxi) below, shall not exceed the greater of (x) $165,000,000 and (y) 6.0% of Total Assets at any one time outstanding; (ii) except in the case of Indebtedness assumed in connection with an acquisition of any as- sets (including Equity Interests), business or Person, if secured, such Ratio Debt shall not be secured by property other than the Collateral, and, if applicable, any after-acquired property that is affixed or incorpo- rated into such assets and the proceeds and products thereof (provided, that in the case of such Ratio Debt that is funded into escrow, such debt may be secured by the applicable funds and related assets held in es- crow (and the proceeds thereof) until such funds are released from escrow), and a representative acting on behalf of the lenders or holders of such Ratio Debt shall have entered into a customary intercreditor agree- ment reasonably satisfactory to the Administrative Agent, and any security documentation related to such Ratio Debt shall not be more restrictive to the Loan Parties than the Loan Documents; (iii) except in the case of Indebtedness assumed in connection with an acquisition of any as- sets (including Equity Interests), business or Person, such Ratio Debt (A) shall have a final scheduled ma-

- 136 - turity date no earlier than the then-latest Maturity Date existing at the time of such incurrence and (B) shall have a weighted average life to maturity that is equal to or greater than the longest remaining weighted av- erage life to maturity; provided, if such Ratio Debt is junior in right of Collateral or payment to the Obliga- tions, it will not mature (and no scheduled payment, redemption or sinking fund or similar payments or ob- ligations will be permitted) prior to 91 days after the latest Maturity Date existing at the time of such incur- rence; provided, further, that, at the option of the Borrower, this clause (iii) shall not apply to any Permitted Bridge Indebtedness; (iv) the amount of Ratio Debt that may be incurred by Specified Loan Parties, together with the aggregate principal amount of Indebtedness Incurred by Specified Loan Parties outstanding under Sec- tion 7.02(b)(xviii) below and the aggregate principal amount of Indebtedness Incurred by Foreign Subsidi- aries pursuant to Section 7.02(b)(xxiii), shall not exceed $60,000,000 at any one time outstanding; (v) the covenants and events of default under the documentation governing such Ratio Debt shall be, when taken as a whole, not materially more favorable to the lenders or holders providing such Ra- tio Debt than those hereunder, except to the extent (A) such terms are added in the Loan Documents for the benefit of the Lenders pursuant to an amendment hereto or thereto subject solely to the reasonable satisfac- tion of the Administrative Agent, (it being understood that, to the extent that any financial maintenance covenant is added for the benefit of any such Ratio Debt, no consent shall be required by the Administra- tive Agent or any of the Lenders if such financial maintenance covenant is also added for the benefit of the Financial Covenant Lenders, (B) applicable solely to periods after the latest Maturity Date existing at the time of such Incurrence, or (C) otherwise reasonably acceptable to the Administrative Agent); and (vi) with respect to any such Ratio Debt that takes the form of Revolving Credit Loans, there shall be only one such additional revolving credit facility during the term of this Agreement. (b) The foregoing limitations will not apply to (collectively, “Permitted Debt”): (i) Indebtedness (i) under the Loan Documents or (ii) in respect of Incremental Equivalent Debt; (ii) [reserved]; (iii) (A) Indebtedness outstanding on the Signing Date (or contemplated to be outstanding on the Initial Funding Date) and with respect to any individual item in excess of $5,000,000 listed on Schedule 7.02, and (B) and any refinancings, refundings, renewals or extensions of any such debt; provided that (x) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or ex- tension except by an amount equal to all accrued and unpaid interest and premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renew- al or extension and (y) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, re- newing or extending Indebtedness, and of any agreement entered into and of any instrument issued in con- nection therewith, are not materially less favorable to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended; (iv) (A) Indebtedness (including Capitalized Leases and mortgage financings as purchase money obligations) Incurred by the Borrower or any of its Restricted Subsidiaries to finance all or any part of the purchase, lease, construction, installation, repair or improvement of property (real or personal), plant or equipment or other fixed or capital assets (whether through the direct purchase of assets or the Equity In- terests of any Person owning such assets) and (B) Indebtedness Incurred to Refinance Indebtedness In- curred pursuant to this clause (iv) (for the avoidance of doubt Indebtedness Incurred under another provi- sion of this Section 7.02 to Refinance Indebtedness under clause (iv)(A) shall not count toward the cap be- low in this clause (iv)), in an aggregate amount under this clause (iv) not to exceed the greater of (a) $195,000,000 and (b) 7.0% of Total Assets, at any one time outstanding;

- 137 - (v) Indebtedness Incurred by the Borrower or any of its Restricted Subsidiaries constituting reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments issued in the ordinary course of business or with respect to the Existing Bilateral Letter of Credit, including, with- out limitation, (x) letters of credit or performance or surety bonds in respect of workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or li- ability insurance or self-insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, health, disability or other employee benefits (whether current or former) or property, casualty or liability insurance and (y) guarantees of Indebtedness Incurred by custom- ers in connection with the purchase or other acquisition of equipment or supplies in the ordinary course of business; (vi) Standard Securitization Undertakings and Indebtedness arising from agreements of the Borrower or its Restricted Subsidiaries providing for indemnification, earnouts, adjustment of purchase or acquisition price, incentive, non-compete, consulting or similar obligations and other Contingent Obliga- tions, in each case, Incurred in connection with the acquisition or disposition of any business, assets, Sub- sidiary of the Borrower or other Investment in accordance with the terms of this Agreement; (vii) Indebtedness of the Borrower to a Restricted Subsidiary; provided that (x) if the Borrow- er or a Guarantor Incurs such Indebtedness owing to a Non-Loan Party in excess of $5,000,000, such In- debtedness shall be subordinated in right of payment to the Obligations and (y) any subsequent issuance or transfer of any Equity Interest or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Bor- rower or another Restricted Subsidiary) shall be deemed, in each case, to be an Incurrence of such Indebt- edness not permitted by this clause (vii); (viii) [reserved]; (ix) Indebtedness of a Restricted Subsidiary owing to the Borrower or another Restricted Sub- sidiary; provided that (x) if a Guarantor Incurs such Indebtedness owing to a Non-Loan Party in excess of $5,000,000, such Indebtedness is subordinated in right of payment to the Guarantee of such Guarantor and (y) any subsequent issuance or transfer of any Equity Interests or any other event that results in any Re- stricted Subsidiary lending such Indebtedness ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary) shall be deemed, in each case, to be an Incurrence of such Indebtedness not permitted by this clause (ix); (x) (x) obligations under Cash Management Agreements or (y) Swap Contracts Incurred not for speculative purposes; (xi) obligations (including reimbursement obligations with respect to letters of credit or bank guarantees or similar instruments) in respect of customs, self-insurance, performance, government, bid, ap- peal and surety bonds and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary; (xii) Indebtedness in an aggregate principal amount that, when aggregated with the principal amount all other Indebtedness then outstanding and Incurred pursuant to this clause (xii), does not exceed the greater of (x) $100,000,000 and (y) 3.60% of Total Assets, at any one time outstanding; (xiii) any guarantee by (x) a Non-Loan Party of Indebtedness or other obligations of another Non-Loan Party, (y) a Loan Party of Indebtedness or other obligations of another Loan Party and (z) the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any of its Re- stricted Subsidiaries, in each case, to the extent the Incurrence of such Indebtedness or other obligations is permitted under the terms of this Agreement; (xiv) Refinancing Indebtedness in respect of Indebtedness Incurred under Section 7.02(a), Sec- tion 7.02(b)(i), or this clause (xiv); provided that in the case of any Refinancing Indebtedness in respect of

- 138 - Indebtedness Incurred under Section 7.02(b)(i), (A) with respect to any such Refinancing Indebtedness that takes the form of Revolving Credit Loans, there shall be only one such additional revolving credit facility during the term of this Agreement and (B) if secured, such Refinancing Indebtedness shall not be secured by property other than the Collateral, and, if applicable, any after-acquired property that is affixed or incor- porated into such assets and the proceeds and products thereof (provided, that in the case of such Indebted- ness that is funded into escrow, such debt may be secured by the applicable funds and related assets held in escrow (and the proceeds thereof) until such funds are released from escrow), and a representative acting on behalf of the lenders or holders of such Indebtedness shall have entered into a customary intercreditor agreement reasonably satisfactory to the Administrative Agent, and any security documentation related to such Indebtedness shall not be more restrictive to the Loan Parties than the Loan Documents; (xv) [Reserved]; (xvi) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business; (xvii) Indebtedness Incurred in any Brazil Receivables Factoring Program; (xviii) Indebtedness of Specified Loan Parties in an amount, together with the aggregate princi- pal amount of Ratio Debt Incurred by Specified Loan Parties and the aggregate principal amount of Indebt- edness Incurred by Foreign Subsidiaries pursuant to Section 7.02(b)(xxiii), not to exceed $60,000,000 at any one time outstanding; (xix) Indebtedness of the Borrower or any Restricted Subsidiary consisting of (x) the financing of insurance premiums or (y) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business; (xx) Indebtedness of Non-Loan Parties in an amount, together with the aggregate principal amount of Ratio Debt Incurred by Non-Loan Parties and Indebtedness Incurred by Non-Loan Parties and joint ventures pursuant to Section 7.02(b)(xxxi), not to exceed the greater of (x) $165,000,000 and (y) 6.0% of Total Assets at any one time outstanding; (xxi) Indebtedness of a joint venture to the Borrower or a Restricted Subsidiary and to the oth- er holders of Equity Interests or participants of such joint venture, to the extent the percentage of the aggre- gate amount of such Indebtedness of such joint venture owed to such holders of its Equity Interests or par- ticipants of such joint venture does not exceed the percentage of the aggregate outstanding amount of the Equity Interests of such joint venture held by such holders or such participant’s participation in such joint venture; (xxii) Indebtedness Incurred in a Qualified Receivables Financing or a Qualified Receivables Factoring (other than any Indebtedness Incurred under any Brazil Receivables Factoring Program) that is not recourse to the Borrower or any Restricted Subsidiary (except for Standard Securitization Undertak- ings) other than a Receivables Subsidiary or a Person described in the definition of “Factoring Transac- tion,” in an amount not to exceed the greater of (x) $140,000,000 and (y) 5.0% of Total Assets, at any one time outstanding; (xxiii) Indebtedness of a Restricted Subsidiary that is a Foreign Subsidiary in an amount not to exceed, together with the aggregate principal amount of Ratio Debt Incurred by Specified Loan Parties and the aggregate principal amount of Indebtedness Incurred by Specified Loan Parties pursuant to Section 7.02(b)(xviii), $60,000,000 at any one time outstanding; (xxiv) Indebtedness consisting of Indebtedness issued by the Borrower or any Restricted Sub- sidiary to future, current or former officers, directors, managers, employees, consultants and independent contractors thereof, or any Restricted Subsidiary, or their respective estates, heirs, family members, spouses

- 139 - or former spouses, in each case to finance the purchase or redemption of Equity Interests of the Borrower to the extent permitted under the covenant described under Section 7.06; (xxv) customer deposits and advance payments received in the ordinary course of business from customers for goods purchased in the ordinary course of business; (xxvi) Indebtedness Incurred by the Borrower or a Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange, warehouse receipts or similar facilities, or the discount- ing or factoring of receivables for credit management purposes, in each case Incurred or undertaken in the ordinary course of business; (xxvii) Indebtedness Incurred by the Borrower or any Restricted Subsidiary to the extent that the net proceeds thereof are promptly deposited with the Administrative Agent or other applicable trustee to satisfy and discharge the 2021 Notes or exercise the Borrower’s legal defeasance or covenant defeasance, in each case, in accordance with this Agreement or other Indebtedness in accordance with the documenta- tion governing such Indebtedness; (xxviii) (A) guarantees Incurred in the ordinary course of business by the Borrower or any of its Restricted Subsidiaries and not in respect of Indebtedness for borrowed money and (B) Indebtedness In- curred by the Borrower or a Restricted Subsidiary or their respective Affiliates as a result of leases entered into by the Borrower or such Restricted Subsidiary in the ordinary course of business (and not for financing purposes); (xxix) Indebtedness Incurred in respect of the 2021 Notes in an aggregate amount not to exceed $500,000,000 and Refinancing Indebtedness in respect thereof; (xxx) Indebtedness of the Borrower or a Restricted Subsidiary owing to an Unrestricted Subsid- iary; provided that, any such Indebtedness shall be subordinated in right of payment to the Obligations and is in an aggregate outstanding principal amount at the time of incurrence thereof not to exceed under this clause (xxx) the greater of (x) $60,000,000 and (y) 2.0% of Total Assets at any one time outstanding; (xxxi) guarantees of Indebtedness of any joint venture in an aggregate principal amount, togeth- er with the aggregate principal amount of Ratio Debt Incurred by Non-Loan Parties and Indebtedness In- curred by Non-Loan Parties pursuant to Section 7.02(b)(xx), the greater of (x) $165,000,000 and (y) 6.0 % of Total Assets at any one time outstanding; and (xxxii) Indebtedness of the Borrower or a Restricted Subsidiary Incurred to finance or assumed in connection with an acquisition of any assets (including Equity Interests), business or Person, or any other Investment in accordance with this Agreement, in an aggregate principal amount or liquidation preference that does not exceed the greater of (x) $60,000,000 and (y) 2.0 % of Total Assets at any one time outstand- ing. (c) For purposes of determining compliance with this Section 7.02, (w) in the event that an item of Indebtedness (or any portion thereof) meets the criteria of more than one of the categories of Permitted Debt or is entitled to be Incurred pursuant to Section 7.02(a), the Borrower shall, in its sole discretion, at the time of Incur- rence, divide, classify or reclassify, or at any later time divide, classify or reclassify, such item of Indebtedness (or any portion thereof) in any manner that complies with this Section 7.02; provided that 2021 Notes Incurred on or prior to, and outstanding on, the Initial Funding Date shall be deemed to have been Incurred pursuant to Sec- tion 7.02(b)(xxix) and the Borrower shall not be permitted to reclassify all or any portion of such Indebtedness (or such commitments) Incurred on or prior to, and outstanding on, the Initial Funding Date pursuant to Sec- tion 7.02(b)(xxix); provided, further, that (if the Borrower shall so determine) any Indebtedness Incurred pursuant to clauses (iv), (xii), (xx), (xxiii), (xxx), (xxxi) or (xxxii) of Section 7.02(b) shall cease to be deemed outstanding for purposes of any such clause but shall instead be deemed Incurred for the purposes of Section 7.02(a) from and after the first date on which the Borrower or any Restricted Subsidiary could have Incurred such Indebtedness under Sec- tion 7.02(a) without reliance on such clause; (x) unless the context otherwise requires or states, in the event that In-

- 140 - debtedness could be Incurred in part under Section 7.02(a), the Borrower, in its sole discretion, may classify a por- tion of such Indebtedness as having been Incurred under Section 7.02(a) and thereafter the remainder of such In- debtedness as having been Incurred under Section 7.02(b); (y) if any Indebtedness is Incurred to Refinance Indebt- edness initially Incurred (or, Indebtedness Incurred to Refinance Indebtedness initially Incurred) in reliance on any provision of Section 7.02 measured by reference to a percentage of Consolidated EBITDA or Total Assets, and such Refinancing would cause the percentage of Consolidated EBITDA or Total Assets restriction to be exceeded if cal- culated based on the Consolidated EBITDA or Total Assets on the date of such Refinancing, such percentage of Consolidated EBITDA or Total Assets restriction shall not be deemed to be exceeded (and such newly Incurred In- debtedness shall be deemed permitted) to the extent the principal amount of such newly Incurred Indebtedness does not exceed the principal amount of such Indebtedness being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing; and (z) if any Indebtedness is Incurred to Refinance Indebtedness initially In- curred (or, Indebtedness Incurred to Refinance Indebtedness initially Incurred) in reliance on any provision of Sec- tion 7.02 measured by a dollar amount, such dollar amount shall not be deemed to be exceeded (and such newly Incurred Indebtedness shall be deemed permitted) to the extent the principal amount of such newly Incurred Indebt- edness does not exceed the principal amount of such Indebtedness being Refinanced, plus the Related Costs Incurred or payable in connection with such Refinancing. Accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount, the payment of interest or dividends in the form of additional Indebtedness with the same terms, the payment of dividends on Disqualified Stock or preferred stock in the form of additional shares of Disqualified Stock or preferred stock of the same class, the accretion of original issue discount or liquidation preference and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an Incurrence of Indebtedness for purposes of this covenant (or any category of Permitted Liens described in the definition thereof). Guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness shall not be included in the determination of such amount of Indebtedness, provided that the Incur- rence of the Indebtedness represented by such guarantee or letter of credit, as the case may be, was in compliance with this covenant. (d) For purposes of determining compliance with any provision of this Section 7.02 (or any category of Permitted Liens described in the definition thereof) measured by a dollar amount or by reference to a percentage of Consolidated EBITDA or Total Assets, the principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness was In- curred or Liens securing such Indebtedness were granted, in the case of term debt, or first committed or first In- curred (or granted) (whichever yields the lower U.S. dollar-equivalent), in the case of revolving credit debt or de- layed draw debt, or first issued, in the case of Disqualified Stock or preferred stock; provided that if such Indebted- ness is Incurred (or commitments established) to Refinance other Indebtedness (or unutilized commitments in re- spect of such Indebtedness) denominated in a foreign currency, and such Refinancing would cause the applicable provision of this Section 7.02 (or category of Permitted Liens) to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such Refinancing, such provision of this Section 7.02 (or category of Permitted Liens) shall be deemed not to have been exceeded to the extent the principal amount of such newly Incurred Indebt- edness does not exceed the principal amount of such Indebtedness being Refinanced (plus the Related Costs in con- nection therewith). (e) The principal amount of any Indebtedness Incurred (or commitments established) to Refinance other Indebtedness (or unutilized commitments in respect of such Indebtedness), if Incurred in a different currency from the Indebtedness being Refinanced, shall be calculated for all purposes under this Agreement (including for purposes of the definition of “Permitted Liens”) based on the currency exchange rate applicable to the currencies in which such respective Indebtedness (or unutilized commitments in respect of such Indebtedness) is denominated that is in effect on the date of such Refinancing. 7.03 [Reserved]. 7.04 Fundamental Changes. Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom:

- 141 - (a) any Loan Party may dispose of all or substantially all of its assets (upon voluntary liqui- dation or otherwise) to the Borrower or to another Loan Party (or a Person that simultaneously therewith becomes a Loan Party); (b) any Restricted Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Asset Sale that is in the nature of a liquidation) (i) to the Borrower or any other Restricted Subsidiary and (ii) pursuant to an Investment in Unrestricted Subsidiaries permitted by Section 7.06(b)(xiv); (c) each of the Borrower and any of its Restricted Subsidiaries may merge or amalgamate in- to or consolidate with any other Person or permit any other Person to merge or amalgamate into or consoli- date with it; provided that in each case, immediately after giving effect thereto (i) in the case of any such merger, amalgamation or consolidation to which the Borrower is a party, the Borrower is the surviving Per- son, (ii) in the case of any such merger, amalgamation or consolidation to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person (or simultaneously with such merger, the continuing or surviving Person shall become a Loan Party), and (iii) in the case of any Wholly-Owned Re- stricted Subsidiary merging, amalgamating or consolidating with a Person that is not a Wholly-Owned Re- stricted Subsidiary, the Wholly-Owned Restricted Subsidiary shall be the surviving Person, except in the case of (ii) and (iii) above, a merger, amalgamation or consolidation utilized to consummate an Asset Sale permitted by Section 7.05 (other than Section 7.05(b)); (d) to the extent in compliance with the applicable provisions of the Collateral Documents, (x) the Borrower may change its form of organization to a limited liability company or change its jurisdic- tion of organization to another State of the United States or the District of Columbia and (y) any Restricted Subsidiary may change its form of organization or jurisdiction of organization; provided that (i) no Loan Party shall change its form of organization to a form that is not a corporation, limited liability company or partnership (or equivalent taking into account the jurisdiction of organization of such Loan Party), (ii) any Loan Party that is organized under the laws of the United States, a State thereof or the District of Columbia shall be permitted to change its jurisdiction of organization only to the United States, a State thereof or the District of Columbia, (iii) any Loan Party that is organized under the laws of an Approved Jurisdiction shall be permitted to change its jurisdiction of organization only to another Approved Jurisdiction, and (iv) the Borrower shall provide notice of any such change pursuant to Section 6.12(d); and (e) any Restricted Subsidiary may dissolve or liquidate if such dissolution or liquidation is determined by the Borrower to be in its best interest and is not materially disadvantageous to the Lenders. 7.05 Asset Sales. Make any Asset Sale except: (a) a sale, exchange or other disposition of cash, Cash Equivalents or Investment Grade Se- curities, or of obsolete, damaged, unnecessary, unsuitable, surplus or worn out equipment, or other assets, in the ordinary course of business, or dispositions of property no longer used, useful or economically prac- ticable to maintain in the conduct of the business of the Borrower and its Restricted Subsidiaries (including allowing any registrations or any applications for registration of any intellectual property or other intellec- tual property rights to lapse or become abandoned); (b) (i) the sale, conveyance, lease or other disposition of all or substantially all of the assets of the Borrower or any Guarantor in compliance with Section 7.04 or (ii) any Permitted Lien; (c) any Restricted Payment that is permitted to be made, and is made, pursuant to Sec- tion 7.06 (including any transaction specifically excluded from the definition of the term “Restricted Pay- ments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclu- sion of such definition, and any Permitted Investment);

- 142 - (d) any disposition of assets, or issuance or sale of Equity Interests of any Restricted Subsid- iary, in a single transaction or series of related transactions, with an aggregate Fair Market Value (on the date a legally binding commitment for such disposition was entered into) of less than $50,000,000; (e) (i) any transfer or other disposition of property or assets or issuance or sale of Equity In- terests by a Restricted Subsidiary of the Borrower to the Borrower or by the Borrower or a Restricted Sub- sidiary of the Borrower to a Restricted Subsidiary of the Borrower and (ii) dispositions by any Restricted Subsidiary of its Equity Interests constituting directors’ qualifying shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law; (f) (i) any transfer or other disposition of property or assets or issuance or sale of Equity In- terests by a Restricted Subsidiary of the Borrower to the Borrower or by the Borrower or a Restricted Sub- sidiary of the Borrower to a Restricted Subsidiary of the Borrower (provided that if the transferor of such transaction is a Loan Party then either (x) the transferee of such transaction shall be a Loan Party or (y) the aggregate Fair Market Value of assets or property transferred or disposed of or Equity Interests issued or sold to Restricted Subsidiaries that are not Guarantors pursuant to this Section 7.05(e) shall not exceed $20,000,000); (ii) dispositions of shares of Equity Interests of any Subsidiary in order to qualify members of the Board of Directors or equivalent governing body of any such Subsidiary if required by applicable Law; and (iii) dispositions by any Restricted Subsidiary of its Equity Interests constituting directors’ quali- fying shares or share or interests required to be held by foreign nationals or other third parties to the extent required by applicable law; (g) any issuance, sale, pledge or other disposition of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary (other than an Unrestricted Subsidiary, the primary assets of which are cash and/or Cash Equivalents); (h) the sale, lease, assignment, license, sublicense or sublease of inventory, equipment, ac- counts receivable, notes receivable or other current assets held for sale in the ordinary course of business or the conversion of accounts receivable to notes receivable or dispositions or discounts of accounts receiva- ble in connection with the collection or compromise thereof; (i) the lease, assignment, license, sublicense or sublease of any real or personal property in the ordinary course of business or that would not materially interfere with the required use of such property by the Borrower or its Restricted Subsidiaries; (j) (x) a sale or transfer of Receivables Assets, or participations therein, and related assets (i) to any Person in a Qualified Receivables Factoring or (ii) to a Receivables Subsidiary in a Qualified Re- ceivables Financing or in factoring or similar transactions or (y) a transfer of Receivables Assets (or a frac- tional undivided interest therein) by a Receivables Subsidiary in a Qualified Receivables Financing; (k) the contemporaneous exchange, in the ordinary course of business, of property for prop- erty of a like kind, to the extent that the property received in such exchange is of a Fair Market Value at least equivalent to the Fair Market Value of the property exchanged; (l) (i) non-exclusive licenses, sublicenses or cross-licenses of intellectual property, other in- tellectual property rights or other general intangibles and (ii) exclusive licenses, sublicenses or cross- licenses of intellectual property, other intellectual property rights or other general intangibles in the ordi- nary course of business of the Borrower and its Restricted Subsidiaries; (m) the sale in a Sale and Leaseback Transaction of any property acquired after the Initial Funding Date; provided that such sale is for at least Fair Market Value; (n) the surrender or waiver of obligations of trade creditors or customers or other contract rights that were incurred in the ordinary course of business of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency

- 143 - of any trade creditor or customer or compromise, settlement, release or surrender of a contract, tort or other litigation claim, arbitration or other disputes; (o) dispositions arising from foreclosures, condemnations, eminent domain, seizure, national- ization or any similar action with respect to assets, dispositions of property subject to casualty events; (p) dispositions of Investments (including Equity Interests) in joint ventures to the extent re- quired by, or made pursuant to customary buy/sell arrangements or rights of first refusal between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (r) dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Asset Sale are reasonably promptly applied to the purchase price of such replacement property; (s) dispositions by the Borrower or any Restricted Subsidiary of any Disqualified Stock (in- cluding any Permitted Convertible Indebtedness) to the extent permitted by Section 7.02; (t) dispositions by the Borrower or any Restricted Subsidiary of any Permitted Warrant Transaction substantially concurrently with any issuance or sale of Permitted Convertible Indebtedness permitted hereunder; (u) dispositions by the Borrower and its Restricted Subsidiaries of assets that are necessary or advisable, in the good faith judgment of the Borrower, in order to obtain the approval of any governmen- tal authority to consummate or avoid the prohibition or other restrictions on the consummation of any Per- mitted Acquisition or any Investment permitted under Section 7.06 or any Permitted Investment; (v) (i) any disposition to effectuate the pre-Spin-Off reorganization pursuant to the Spin-Off Documents on substantially the terms described in the Form 10 and (ii) any other disposition to IP or any of its Subsidiaries pursuant to the Spin-off Documents; (w) Asset Sales not otherwise permitted pursuant to this Section 7.05; provided that: (i) the Borrower or any of its Restricted Subsidiaries, as the case may be, receives considera- tion (including by way of relief from, or by any other person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Sale at least equal to the Fair Market Value (on the date a legally binding commitment for such Asset Sale was entered into) of the assets sold or otherwise disposed of; and (ii) with respect to any Asset Sale with an aggregate Fair Market Value in excess of $50,000,000, (x) no Event of Default (tested at the time a disposition agreement is entered into) shall have occurred and be continuing on a pro forma basis giving effect to such Asset Sale and (y) at least 75% of the consideration therefor received by the Borrower or such Restricted Subsidiary, as the case may be, is in the form of cash or Cash Equivalents or Replacement Assets; provided, however, that the amount of: (A) any liabilities (as shown on the Borrower’s most recent consolidated balance sheet or in the footnotes thereto, or if incurred, accrued or increased subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s consolidated balance sheet or in the footnotes thereto if such incurrence, ac- crual or increase had taken place on or prior to the date of such balance sheet, as deter- mined by the Borrower) of the Borrower or any Restricted Subsidiary, other than liabili- ties that are by their terms subordinated to the Obligations or that are assumed by the transferee of any such assets or Equity Interests (or are otherwise extinguished in connec-

- 144 - tion with the transactions relating to such Asset Sale) pursuant to a written agreement that releases or indemnifies the Borrower or such Restricted Subsidiary from such liabilities; (B) any notes or other obligations or other securities or assets received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days of the receipt thereof; and (C) any Designated Non-Cash Consideration received by the Borrower or any of its Restricted Subsidiaries in such Asset Sale having an aggregate Fair Market Value, taken together with all other Designated Non-cash Consideration received pursu- ant to this clause (c) that is at that time outstanding, not to exceed the greater of (i)$30,000,000 and (y) 1.0% of Total Assets (with the Fair Market Value of each item of Designated Non-cash Consideration being measured on the date a legally binding com- mitment for such disposition (or, if later, for the payment of such item) was entered into and without giving effect to subsequent changes in value); shall each be deemed to be Cash Equivalents for the purposes of this clause (w)(ii); and (iii) Net Cash Proceeds of such Asset Sale shall be applied in accordance with Sec- tion 2.05(b); provided, however, that any Asset Sale with an aggregate Fair Market Value in excess of $50,000,000 pursuant to this Section 7.05 (other than pursuant to clauses (a), (b)(ii), (c), (d), (e), (f) (if the transferee is a Loan Party), (g), (m), (n), (o), (p) and (v) above) shall be for no less than the Fair Market Value. 7.06 Restricted Payments. (a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indi- rectly: (i) declare or pay any dividend or make any payment or distribution on account of the Bor- rower’s or any of its Restricted Subsidiaries’ Equity Interests, including any payment made in connection with any merger or consolidation involving the Borrower (other than (A) dividends or distributions by the Borrower payable solely in Qualified Equity Interests of the Borrower; or (B) dividends or distributions by a Restricted Subsidiary so long as, in the case of any dividend or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a Wholly-Owned Restricted Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend or distribution in accordance with its Equity Interests in such class or series of securities); (ii) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any of its Restricted Subsidiaries, including in connection with any merger or consolida- tion; (iii) make any voluntary principal payment on, or voluntarily redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or maturity, any unsecured Indebtedness of the type described in clause (1)(a) of the definition thereof (oth- er than overdraft facilities and revolving working capital facilities, in each case that do not constitute Sub- ordinated Indebtedness), junior lien Indebtedness of the type described in clause (1)(a) of the definition thereof or Subordinated Indebtedness (limited to Subordinated Indebtedness for borrowed money) (collec- tively, “Restricted Junior Debt”) (other than the payment, redemption, repurchase, defeasance, acquisition or retirement of (A) Restricted Junior Debt in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, re-

- 145 - purchase, defeasance, acquisition or retirement and (B) Indebtedness permitted under Section 7.02(b)(vii) or Section 7.02(b)(ix)) (this clause (iii), “Restricted Junior Debt Payment”); or (iv) make any Restricted Investment; (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as “Restricted Payments”), unless, at the time of such Restricted Payment: (A) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof; (B) immediately after giving effect to such transaction and any related transactions on a Pro Forma Basis, (x) in the case of any Restricted Investment, the Borrower shall be in pro forma compliance with the Financial Covenants, calculated as of the last day of the most recently ended four fiscal quarter period for which financial statements have been delivered pursuant to Section 6.01 (or, if prior to any such delivery, as of the date of the financial statements described in Section 5.05(b)) and (y) in the case of any Restricted Payment (other than a Restricted Invest- ment), the Consolidated Leverage Ratio would be equal to or less than 3.50 to 1.00; and (C) such Restricted Payment, together with the aggregate amount of all other Re- stricted Payments made by the Borrower and its Restricted Subsidiaries after the Initial Funding Date (including Restricted Payments permitted by Section 7.06(b)(i), but excluding all other Re- stricted Payments permitted by Section 7.06(b)), is less than the Cumulative Available Amount. (b) The provisions of Section 7.06(a) will not prohibit: (i) the payment of any dividend or distribution or consummation of any redemption within 60 days after the date of declaration thereof or the giving of a redemption notice related thereto, if at the date of declaration or notice such payment would have complied with this Section 7.06; (ii) (a) the redemption, repurchase, retirement or other acquisition of any Equity Inter- ests (“Retired Capital Stock”) of the Borrower, or Restricted Junior Debt, in exchange for, or out of the proceeds of the issuance or sale of, Qualified Equity Interests of the Borrower or contributions to the equity capital (other than Disqualified Stock) of the Borrower (collectively, including any such contributions, “Re- funding Capital Stock”); (b) the declaration and payment of accrued dividends on the Retired Capital Stock out of the proceeds of the issuance or sale (other than to a Subsidiary of the Borrower or to an em- ployee stock ownership plan or any trust established by the Borrower or any of its Subsidiaries) of Refunding Capital Stock; and (c) if immediately prior to the retirement of the Retired Capital Stock, the declara- tion and payment of dividends thereon was permitted pursuant to this Section 7.06 and has not been made as of such time (the “Unpaid Amount”), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock, the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of the Borrower) in an aggregate amount no greater than the Unpaid Amount; (iii) the payment, purchase, redemption, defeasance, repurchase or other acquisition or retire- ment of Restricted Junior Debt made by exchange for, or out of the proceeds of the Incurrence of, Refi- nancing Indebtedness thereof; (iv) the purchase, retirement, redemption or other acquisition (or Restricted Payments to the Borrower to finance any such purchase, retirement, redemption or other acquisition) for value of Equity In- terests (including related stock appreciation rights or similar securities) of the Borrower held directly or in-

- 146 - directly by any future, present or former employee, officer, director, manager, consultant or independent contractor of the Borrower or any Subsidiary of the Borrower or their estates, heirs, family members, spouses or former spouses or permitted transferees (including for all purposes of this clause (iv), Equity In- terests held by any entity whose Equity Interests are held by any such future, present or former employee, officer, director, manager, consultant or independent contractor or their estates, heirs, family members, spouses or former spouses or permitted transferees) pursuant to any management equity plan or stock op- tion plan or any other management or employee benefit plan or other agreement or arrangement or any stock subscription or shareholder or similar agreement; provided, however, that the aggregate amounts paid under this clause (iv) shall not exceed $20,000,000 in any calendar year (with unused amounts in any cal- endar year being permitted to be carried over for the next succeeding calendar year); provided, further, however, that such amount in any calendar year may be increased by an amount not to exceed: (a) the cash proceeds received by the Borrower from the issuance or sale of Quali- fied Equity Interests of the Borrower, to any future, present or former employees, officers, direc- tors, managers, consultants or independent contractors of the Borrower or its Subsidiaries that oc- curs after the Initial Funding Date; provided that the amount of such cash proceeds utilized for any such repurchase, retirement, other acquisition or dividend will not increase the amount available for Restricted Payments under Section 7.06(a)(C); plus (b) the cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries after the Initial Funding Date; plus (c) the amount of any cash bonuses otherwise payable to employees, officers, direc- tors, managers, consultants or independent contractors of the Borrower or its Subsidiaries that are foregone in return for the receipt of Qualified Equity Interests; less (d) the amount of cash proceeds described in clause (a), (b) or (c) of this Sec- tion 7.06(b)(iv) previously used to make Restricted Payments pursuant to this Section 7.06(b)(iv); provided that the Borrower may elect to apply all or any portion of the aggregate increase contem- plated by clauses (a), (b) and (c) of this Section 7.06(b)(iv) in any calendar year; in addition, cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any fu- ture, current or former officer, director, employee, manager, consultant or independent contractor (or any permitted transferees thereof) of the Borrower or any of its Subsidiaries thereof, in connection with a repur- chase of Equity Interests of the Borrower from such Persons will not be deemed to constitute a Restricted Payment for purposes of this covenant or any other provisions of this Agreement; (v) the declaration and payment of dividends or distributions to holders of any class or series of Disqualified Stock of the Borrower or any of its Restricted Subsidiaries and any class or series of Pre- ferred Stock of any Restricted Subsidiaries issued or Incurred after the Initial Funding Date in accordance with Section 7.02; (vi) Restricted Payments by the Borrower in order to effectuate regularly scheduled dividend payments in an aggregate amount per fiscal year of the Borrower not to exceed $25,000,000 (with unused amounts in any calendar year not being permitted to be carried over for the next succeeding fiscal year); (vii) other Restricted Payments (including loans or advances) in an aggregate amount in any fiscal year not to exceed (net of repayments of any such loans or advances) $15,000,000 (with unused amounts in any calendar year not being permitted to be carried over for the next succeeding fiscal year); (viii) Restricted Junior Debt Payments in an amount equal to the amount of any Declined Amounts not utilized as part of the Cumulative Available Amount; (ix) (i) repurchases of Equity Interests deemed to occur upon exercise of stock options, war- rants or similar equity incentive awards if such Equity Interests represent a portion of the exercise price of

- 147 - such options, warrants or similar equity incentive awards, (ii) repurchases of Equity Interests to fund pay- ments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding taxes payable or expected to be payable by any future, present or former director, officer, employee, man- ager, consultant, agent or independent contractor of the Borrower or any Subsidiary of the Borrower (or their respective Affiliates, estates or immediate family members) in connection with the exercise of stock options or the grant, vesting or delivery of Equity Interests, and the corresponding payments of such taxes and (iii) loans or advances to officers, directors, employees, managers, consultants, agents and independent contractors of the Borrower or any Subsidiary of the Borrower in connection with such Person’s purchase of Equity Interests of the Borrower; provided that no cash is actually advanced pursuant to this clause (iii) other than to pay taxes due in connection with such purchase, unless immediately repaid; (x) Investments relating to any Receivables Subsidiary that, in the good faith determination of the Borrower, are necessary or advisable to effect a Receivables Financing or any repurchases or other transactions in connection therewith; (xi) payments or distributions to satisfy dissenters’ rights, pursuant to or in connection with a consolidation, merger, amalgamation or transfer of assets that complies with the provisions of this Agree- ment; (xii) any Restricted Payments attributable to, or arising in connection with, (i) the Transactions (including the Special Payment), and (ii) any other transactions pursuant to agreements or arrangements in effect on the Initial Funding Date or any amendment, modification or supplement thereto or replacement thereof, as long as the terms of such agreement or arrangement, as so amended, modified, supplemented or replaced is not materially more disadvantageous in the good faith judgment of the Board of Directors to the Lenders, taken as a whole, than the terms of such agreement or arrangement as in effect on the Initial Fund- ing Date; (xiii) the payment of cash in lieu of the issuance of fractional shares of Equity Interests in con- nection with any merger, consolidation, amalgamation or other business combination, or in connection with any dividend, distribution or split of, or upon exercise, conversion or exchange of Equity Interests, war- rants, options or other securities exercisable or convertible into, Equity Interests of the Borrower; (xiv) Investments in Unrestricted Subsidiaries in an aggregate amount, taken together with all other Investments made pursuant to this clause (xiv) that are at the time outstanding not to exceed the greater of (x) $60,000,000 and (y) 2.0% of Total Assets outstanding at any one time; (xv) (i) any Restricted Payment of the kind described in clauses (i) and (ii) of Section 7.06(a); provided that on a Pro Forma Basis after giving effect to such Restricted Payment and any related transac- tions the Consolidated Leverage Ratio would be equal to or less than 2.50 to 1.00; and (ii) any Restricted Payment of the kind described in clauses (iii) and (iv) of Section 7.06(a); provided that on a Pro Forma Ba- sis after giving effect to such Restricted Payment and any related transactions the Consolidated Leverage Ratio would be equal to or less than 3.00 to 1.00; (xvi) the Borrower and its Restricted Subsidiaries may pay the premium in respect of, and oth- erwise perform its obligations under, any Permitted Bond Hedge Transaction; (xvii) the Borrower and its Restricted Subsidiaries may make any payments required by the terms of, and otherwise perform its obligations under, any Permitted Warrant Transaction (including, with- out limitation, making payments due upon exercise and settlement or termination thereof); and (xviii) Consolidated Tax Payments; provided, however, that at the time of, and after giving effect to, any Restricted Payment permitted under Section 7.06(b)(vii) (other than with respect to a Restricted Investment) and Section 7.06(b)(xv), no Default or Event of De- fault (and in the case of Section 7.06(b)(vi), no Event of Default) shall have occurred and be continuing or would

- 148 - occur as a consequence thereof. For purposes of Section 7.06(b)(ix) above, taxes shall include all interest, additions to tax, and penalties with respect thereto; provided, further, that prior to the Covenant Adjustment Date, no Restricted Payments (other than under clause (xii) above) shall be permitted to be made except for (1) Restricted Payments not to exceed $25,000,000 in any calendar year, which shall be increased to (x) $60,000,000 in any calendar year if on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions, the Consolidated Leverage Ratio would be less than 2.50:1.00 and greater than or equal to 2.00:1.00 and (y) $90,000,000 in any calendar year if on a Pro Forma Basis after giving effect to such Restricted Payment and any related transactions, the Consolidated Leverage Ratio would be less than 2.00:1.00 and (2) Restricted Payments not to exceed $150,000,000 in the aggregate to fund the repurchase or re- demption of 2021 Notes, including pursuant to a tender offer for such 2021 Notes (the preceding clauses (1) and (2), the “Specified Restricted Payments”) (it is understood that Restricted Payments made pursuant to this second provi- so shall be permitted only to the extent permitted under the other provisions of this Section 7.06 and this second proviso is not intended to, and shall not provide, Restricted Payments capacity not otherwise permitted by this Sec- tion 7.06); provided, further, that this proviso shall not apply if either (x) at least $120,000,000 is held in the Speci- fied Account or (y)(A) at least $60,000,000 is held in the Specified Account and (B) the Minimum Liquidity Condi- tion is satisfied (provided that, in connection with any Restricted Payment (other than a Specified Restricted Pay- ment) made prior to the Covenant Adjustment Date, (i) the Borrower hereby represents and warrants to the Adminis- trative Agent and the Lenders that the Minimum Liquidity Condition is satisfied as of the date of such Restricted Payment (it being understood that such representation and warranty shall be deemed made on such date) and (ii) to the extent reasonably requested by the Administrative Agent, the Borrower agrees to deliver to the Administrative Agent for delivery to each Lender on the date of such Restricted Payment a certificate of a Responsible Officer of the Borrower certifying that the Minimum Liquidity Condition is satisfied as of such date). For purposes of this Section 7.06, if any Investment or Restricted Payment (or a portion thereof) would be permitted pursuant to one or more provisions described above and/or one or more of the exceptions contained in the definition of “Permitted Investments,” the Borrower may divide and classify such Investment or Restricted Payment (or a portion thereof) in any manner that complies with this Section 7.06. Notwithstanding any other provision of this Agreement, this Agreement shall not restrict any redemption or other payment by the Borrower or any Restricted Subsidiary made as a mandatory principal redemption or other mandatory payment in respect of permitted Restricted Junior Debt pursuant to an “AHYDO saver” provision of any agreement or instrument in respect of such permitted Restricted Junior Debt, and the Borrower’s determination in good faith of the amount of any such “AHYDO saver” mandatory principal redemption or other mandatory payment shall be conclusive and binding for all purposes under this Agreement. 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Restricted Subsidiaries on the Signing Date or con- templated by the Form 10 to be conducted on the Initial Funding Date or any business reasonably related, comple- mentary, synergistic or ancillary thereto or reasonable extensions thereof. 7.08 Transactions with Affiliates. (a) The Borrower will not, and will not permit any of its Restricted Subsidiaries to, directly or indi- rectly, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or pur- chase any property or assets from, or enter into or make or amend any transaction or series of transactions, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower in- volving aggregate consideration in excess of $20,000,000 (each of the foregoing, an “Affiliate Transaction”), unless: (i) such Affiliate Transaction is on terms that are not materially less favorable to the Bor- rower or the relevant Restricted Subsidiary than those that could have been obtained in a comparable trans- action by the Borrower or such Restricted Subsidiary with an unrelated Person on an arm’s-length basis; and (ii) with respect to any Affiliate Transaction or series of Affiliate Transactions involving ag- gregate consideration in excess of $50,000,000, the Borrower delivers to the Administrative Agent a resolu-

- 149 - tion adopted in good faith by the majority of the Board of Directors of the Borrower, approving such Affili- ate Transaction, together with a certificate of a Responsible Officer certifying such resolution. (b) For purposes of Section 7.08(a), any Affiliate Transaction shall be deemed to have satisfied the requirements set forth in Section 7.08(a) if such Affiliate Transaction is approved by a majority of the Disinterested Directors. (c) The provisions of Section 7.08(a) will not apply to the following: (i) (A) transactions between or among the Borrower and/or any of its Restricted Subsidiaries (or an entity that becomes a Restricted Subsidiary as a result of such transaction) and/or (B) prior to the Spin-Off Date, transactions between IP and its Subsidiaries; (ii) Restricted Payments permitted by this Agreement (including any transaction specifically excluded from the definition of the term “Restricted Payments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such defini- tion) and (b) Permitted Investments; (iii) transactions in which the Borrower or any of its Restricted Subsidiaries, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or meets the requirements of Section 7.08(a)(i); (iv) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to future, present or former employees, officers, directors, managers, consultants or independent contractors of the Borrower or any Subsidiary or guarantees in respect thereof for bo- na fide business purposes or in the ordinary course of business; (v) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under, any agreement or arrangement as in effect as of the Signing Date (or contemplated to be in effect as of the Initial Funding Date) and described on Schedule 7.08 or as thereafter amended, supplemented or replaced (to the extent such amendment, supple- ment or replacement agreement is not materially more disadvantageous to the Lenders, in the good faith judgment of the Borrower, when taken as a whole as compared to the original agreement as in effect on the Signing Date) or any transaction or payments contemplated thereby; (vi) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under the terms of any stockholders or similar agreement (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Initial Funding Date or similar transactions, arrangements or agreements which it may enter in- to thereafter; provided, however, that the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of its obligations under, any future amendment to any such existing transaction, arrangement or agreement or under any similar transaction, arrangement or agreement entered into after the Initial Funding Date shall only be permitted by this clause (vi) to the extent that the terms of any such existing transaction, arrangement or agreement, together with all amendments thereto, taken as a whole, or new transaction, arrangement or agreement are not oth- erwise more disadvantageous to the Lenders in any material respect, in the good faith judgment of the Borrower, when taken as a whole as compared with the original transaction, arrangement or agreement as in effect on the Initial Funding Date; (vii) transactions with customers, clients, suppliers, joint venture partners or purchas- ers or sellers of goods or services, in each case, in the ordinary course of business and otherwise in compliance with the terms of this Agreement, which are fair to the Borrower and its Restricted Subsidiaries (as reasonably determined by the Borrower) or are on terms at least as favorable as

- 150 - might reasonably have been obtained at such time from an unaffiliated party (as reasonably deter- mined by the Borrower); (viii) any transaction effected as part of a Qualified Receivables Factoring or a Quali- fied Receivables Financing; (ix) (A) the sale, issuance or transfer of Qualified Equity Interests of the Borrower or any Restricted Subsidiary; and (B) any transaction to the extent the consideration paid by the Bor- rower or any Restricted Subsidiary is (x) Qualified Equity Interests of the Borrower or (y) pro- ceeds from the issuance or sale of Qualified Equity Interests of the Borrower; (x) any contribution to the capital of the Borrower (other than Disqualified Stock); (xi) any transaction with a Person (other than an Unrestricted Subsidiary) that would constitute an Affiliate Transaction solely because the Borrower or a Restricted Subsidiary owns an Equity Interest in or otherwise controls such Person; provided that no Affiliate of the Borrower or any of its Subsidiaries other than the Borrower or a Restricted Subsidiary shall have a beneficial interest or otherwise participate in such Person; (xii) transactions between the Borrower or any of its Restricted Subsidiaries and any Person that would constitute an Affiliate Transaction solely because such Person is a director or such Person has a director which is also a director of the Borrower; provided, however, that such director abstains from voting as a director of the Borrower on any matter involving such other Per- son; (xiii) (A) any Guarantees issued by the Borrower or a Restricted Subsidiary for the benefit of the Borrower or a Restricted Subsidiary, as the case may be, that is permitted under Sec- tion 7.02 and (B) guarantees, indemnities, bankers acceptances, surety bonds and letters of credit issued by, or for the account of, and Liens granted for the benefit of, the Borrower or a Restricted Subsidiary for the benefit of the Borrower or a Restricted Subsidiary, in each case otherwise per- mitted by Section 7.01 or Section 7.02; (xiv) transactions to effect the Transactions and the payment of all transaction, un- derwriting, commitment and other fees and expenses related to the Transactions; (xv) any payments or other transaction pursuant to any tax sharing agreement be- tween the Borrower and any other Person with which the Borrower files a consolidated tax return or with which the Borrower is part of a consolidated group for tax purposes; provided that (A) such payments shall not exceed the amount of any taxes that the Borrower and its Subsidiaries would have been required to pay on a separate company basis, or on a consolidated basis as if the Borrower had filed a consolidated return on behalf of an affiliated group of which it were the common parent and of which the includable Subsidiaries were members and (B) payments with respect to the taxable income of Unrestricted Subsidiaries shall be permitted only to the extent that cash distributions were made by any Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary for such purpose (“Consolidated Tax Payments”); (xvi) the issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment arrangements and other compensation ar- rangements, equity purchase agreements, stock options, long-term incentive plans, stock apprecia- tion rights plans, participation plans and stock ownership plans or similar employee benefit plans approved by the Board of Directors of the Borrower or of a Restricted Subsidiary, as appropriate, in good faith; (xvii) (A) any employment, consulting, service or termination agreement, or custom- ary reimbursement and indemnification arrangements, entered into by the Borrower or any of its

- 151 - Restricted Subsidiaries with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries, (B) any sub- scription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries and (C) any payment of compensation or other employee compensation, benefit plan or arrangement, or any health, disability or similar insurance plan which covers current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower or any of its Subsidiaries (including amounts paid pursuant to any management equity plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, stock option or similar plans and any successor plan thereto and any supplemental ex- ecutive retirement benefit plans or arrangements), in each case, in the ordinary course of business or as otherwise approved in good faith by the Board of Directors of the Borrower or of a Restrict- ed Subsidiary, as appropriate; (xviii) (A) investments by Affiliates in Indebtedness or Equity Interests of the Borrow- er or any of its Subsidiaries, so long as the investment is being offered by the Borrower or such Subsidiary generally to other non-affiliated third party investors on the same or more favorable terms, and (B) transactions with Affiliates solely in their capacity as holders of Indebtedness or Equity Interests of the Borrower or any of its Subsidiaries, to the extent such transaction is with all holders of such class (and there are such non-Affiliate holders) and such Affiliates are treated no more favorably than all other holders of such class generally; (xix) the existence of, or the performance by the Borrower or any of its Restricted Subsidiaries of their obligations under the terms of, any customary registration rights agreement to which they are a party or become a party in the future; (xx) (A) transactions with joint ventures for the purchase or sale of goods, equipment and services entered into in the ordinary course of business and (B) any payments to or from, and transactions with any joint venture or any variable interest entity in the ordinary course of business and consistent with past practice (including, without limitation, any Cash Management Agree- ments related thereto); (xxi) any lease entered into between the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower in the ordinary course of business; (xxii) intellectual property licenses in the ordinary course of business; (xxiii) the Special Payment; and (xxiv) (A) Guarantees and any bid, performance or similar project related bonds, com- pany performance guarantees, bank performance guarantees or surety bonds or performance letters of credit, by the Borrower and its Restricted Subsidiaries for the benefit of joint ventures, Unre- stricted Subsidiaries and variable interest entities, to the extent otherwise permitted by this Agreement and (B) Liens of the type described in clause (25) of the definition of “Permitted Liens.” 7.09 Burdensome Agreements. Create or otherwise cause or suffer to exist or become effective any Contractual Obligation that: (a) includes a consensual encumbrance or consensual restriction on the ability of any Re- stricted Subsidiary (other than, in the case of clauses (1), (2) and (3) below, any Guarantor) to: (1) (i) pay dividends or make any other distributions to the Borrower or any Guar- antor on its Equity Interests; or (ii) pay any Indebtedness owed to the Borrower or any Guarantor;

- 152 - (2) make loans or advances to the Borrower or any Guarantor; (3) sell, lease or transfer any of its properties or assets to the Borrower or any Guar- antor; or (4) create, incur, assume or suffer to exist Liens on property (other than Excluded Assets or any assets not required to be pledged in accordance with the Agreed Guarantee and Se- curity Principles (other than assets referred to clauses (I) and (II) of the proviso of the definition of “Permitted Liens”, except to the extent relating to Liens permitted by such clause (II))) of such Person in favor of the Secured Parties as security for the Obligations to the extent contemplated by this Agreement or any other Loan Document; provided, however, that this clause (4) shall not pro- hibit (A) any negative pledge incurred or provided in favor of any holder of Indebtedness permit- ted under any of Section 7.02(b)(iv), 7.02(b)(x), 7.02(b)(xx), 7.02(b)(xxiii) or 7.02(b)(xix)(x), in each case solely to the extent any such negative pledge relates to the property financed by, secur- ing or otherwise the subject of such Indebtedness or (B) restrictions on the encumbrance of specif- ic property encumbered to secure payment of particular permitted Indebtedness or to be sold pur- suant to an executed agreement with respect to a sale of such assets; (b) requires the grant of a Lien on property (other than a Permitted Lien or a Lien on an Ex- cluded Asset or any assets not required to be pledged in accordance with the Agreed Guarantee and Securi- ty Principles (other than assets referred to clauses (I) and (II) of the proviso of the definition of “Permitted Liens”, except to the extent relating to Liens permitted by such clause (II))) to secure an obligation of such Person if a Lien is granted to secure the Obligations; except in each case for such encumbrances or restrictions existing under or by reason of: (i) contractual encumbrances or restrictions of the Borrower or any of its Restricted Subsidi- aries in effect on the Initial Funding Date, including pursuant to the Credit Agreement and the other docu- ments relating to the Credit Agreement, related Swap Contracts and Indebtedness permitted pursuant to Section 7.02(b)(iii); (ii) this Agreement and the other Loan Documents and the 2021 Notes (and the indenture and guarantees in respect thereof); (iii) applicable law or any applicable rule, regulation or order (including court or administra- tive orders); (iv) any agreement or other instrument of a Person acquired by or merged, amalgamated or consolidated with or into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated a Restricted Subsidiary which was in existence at the time of such acquisition (or at the time it merges, amalgamates or consolidates with or into the Borrower or any Restricted Subsidiary or is designat- ed a Restricted Subsidiary) or assumed in connection with the acquisition of assets from such Person (but, in each case, not created in contemplation thereof); (v) customary (as determined by the Borrower in good faith, which determination shall be conclusive) encumbrances or restrictions contained in contracts or agreements for the sale of assets appli- cable to such assets pending consummation of such sale, including customary restrictions with respect to a Restricted Subsidiary imposed pursuant to an agreement entered into for the sale or disposition of Equity Interests or assets of such Restricted Subsidiary; (vi) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business; (vii) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions in (x) joint venture agreements entered into in the ordinary course of business with

- 153 - respect to the Equity Interests subject to the joint venture and (y) operating or other similar agreements, as- set sale agreements and stock sale agreements entered into in connection with the entering into of such transaction, which limitation is applicable only to the assets that are the subject of those agreements; (viii) purchase money obligations for property acquired and Capitalized Leases entered into in the ordinary course of business, to the extent such obligations impose restrictions of the nature discussed in Section 7.09(a)(3) on the property so acquired; (ix) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions contained in leases, sub-leases, licenses, sublicenses, contracts and other similar agreements entered into in the ordinary course of business to the extent such obligations impose restrictions on the property subject to such lease, sub-lease, license, sublicense, contract or other similar agreement; (x) any encumbrance or restriction effected in connection with a Qualified Receivables Fac- toring or Qualified Receivables Financing that, in the good faith determination of the Borrower, are neces- sary or advisable to effect such Qualified Receivables Factoring or Qualified Receivables Financing; (xi) other Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower that is Incurred subsequent to the Initial Funding Date pursuant to Section 7.02; provided that such encumbrances and restrictions contained in any agreement or instrument will not materially impair the Borrower’s ability to make anticipated principal or interest payments on the Obligations (as determined by the Borrower in good faith); (xii) any encumbrance or restriction contained in Indebtedness secured by a Lien otherwise permitted to be Incurred pursuant to Section 7.01 and Section 7.02 to the extent limiting the right of the debtor to dispose of the assets securing such Indebtedness; (xiii) any encumbrance or restriction arising or agreed to in the ordinary course of business, not relating to any Indebtedness, and that, individually or in the aggregate, (x) do not detract from the value of the property or assets of the Borrower or any Restricted Subsidiary in any manner material to the Borrower or any Restricted Subsidiary or (y) do not materially impair the Borrower’s ability to make principal or in- terest payments on the Obligations, in each case under this clause (xiii), as determined by the Borrower in good faith; (xiv) customary (as determined by the Borrower in good faith, which determination shall be conclusive) provisions in joint venture agreements or arrangements and other similar agreements or ar- rangements relating solely to the applicable joint venture; (xv) existing under, by reason of or with respect to Refinancing Indebtedness; provided that the encumbrances and restrictions contained in the agreements governing that Refinancing Indebtedness are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being Refinanced; and (xvi) any encumbrances or restrictions of the type referred to in Section 7.09(a)(1), (2) or (3) imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (i) through (xv) of this Section 7.09; provided that such encumbrances and restrictions contained in any such amend- ment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than the en- cumbrances and restrictions prior to such amendment, modification, restatement, renewal, increase, sup- plement, refunding, replacement or refinancing. For purposes of determining compliance with this Section 7.09, (i) the priority of any Preferred Stock in re- ceiving dividends or liquidating distributions prior to dividends or liquidating distributions being paid on common stock shall not be deemed a restriction on the ability to make distributions on Equity Interests and (ii) the subordina-

- 154 - tion of loans or advances made to the Borrower or a Restricted Subsidiary of the Borrower to other Indebtedness Incurred by the Borrower or any such Restricted Subsidiary shall not be deemed a restriction on the ability to make loans or advances. For purposes of Section 7.09, the priority that any series of preferred stock of a Restricted Sub- sidiary has in receiving dividends, distributions or liquidating distributions before dividends, distributions or liqui- dating distributions are paid in respect of common stock of such Restricted Subsidiary shall not constitute a re- striction on the ability to make dividends or distributions on Equity Interests. 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regula- tion U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Financial Covenants. (a) Consolidated Interest Coverage Ratio. Starting with the Applicable First Testing Quarter, permit the Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 3.00 to 1.00. (b) Consolidated Leverage Ratio. Starting with the Applicable First Testing Quarter, permit the Con- solidated Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than 3.75 to 1.00. (c) The provisions of this Section 7.11 are for the benefit of the Lenders under the Financial Covenant Facilities only, as provided in Section 8.01(b). 7.12 Amendments of Certain Documents. (a) Organization Documents. Amend any of its Organization Documents, except in connection with the Transactions and except amendments that (1) would not reasonably be expected to be material and adverse to the interests of the Lenders or (2) are otherwise consented to by the Administrative Agent (such consent not to be unrea- sonably withheld, delayed or conditioned). (b) Restricted Junior Debt. Waive, amend or otherwise modify any document governing Restricted Junior Debt having an aggregate outstanding principal amount in excess of the Threshold Amount, except that (1) as would not reasonably be expected to be material and adverse to the interests of the Lenders, it being understood that a waiver, amendment or other modification of the documents governing Restricted Junior Debt shall not be deemed adverse to the interests of the Lenders, if, after giving effect to such waiver, amendment or other modification, the term of such Restricted Junior Debt comply with the requirements of clauses (ii), (iii) and (v) of the proviso to Sec- tion 7.02(a) or (2) as are otherwise consented to by the Administrative Agent; provided that nothing in this Sec- tion 7.12(b) shall prohibit the refinancing, replacement or extension of any Restricted Junior Debt to the extent per- mitted by Section 7.02. (c) Spin-Off Documents. Waive, amend or otherwise modify any Spin-Off Document in a manner material and adverse to the rights or interests of the Lenders without the prior written approval of the Administrative Agent. 7.13 Accounting Changes. Make any change in (a) accounting policies or reporting practices, except as (i) required by GAAP or the rules of the SEC or other applicable accounting standards in its jurisdiction of organiza- tion, (ii) recommended by the Borrower’s auditors and disclosed to the Lenders or (iii) agreed to by the Borrower’s auditors and not material, or (b) the fiscal year of the Borrower unless the Borrower shall have given the Adminis- trative Agent prior written notice. Promptly after receiving such notice, the Borrower and the Administrative Agent shall enter into an amendment to this Agreement (which shall not require the consent of any other party hereto, but without limiting the ability of the Administrative Agent to seek approval by the Required Lenders in its discretion) that, in the reasonable judgment of the Administrative Agent and the Borrower, as nearly as practicable, preserves the rights of the parties hereto that would have happened had no such change in fiscal year occurred.

- 155 - 7.14 Designation of Senior Debt. Designate any Indebtedness (other than (i) the Obligations, (ii) In- cremental Equivalent Debt and Ratio Debt, in each case, secured on a pari passu basis with the Obligations and hav- ing an aggregate outstanding principal or commitment amount, at the time of Incurrence or establishment thereof, not less than the Threshold Amount and (iii) Refinancing Indebtedness in respect of the foregoing) of any Loan Par- ty as “Designated Senior Indebtedness” (or any similar term) under, and as defined in, any subordinated Indebted- ness (excluding intercompany subordinated Indebtedness) and documents evidencing or governing any such subor- dinated Indebtedness. 7.15 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction; provided that, so long as no Event of Default has occurred and is continuing or would result therefrom, each of the Borrower and any of its Restricted Subsidiaries may enter into Sale and Leaseback Transactions so long as the Attributable Indebt- edness is permitted under Section 7.02 and the corresponding Lien is permitted under Section 7.01. 7.16 Sanctions. Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual, entity vessel or aircraft, to fund any activities of or business with any individual or entity that is, or is owned or controlled by per- sons or entities that are, at the time of such funding, the subject of Sanctions or in a Designated Jurisdiction (except to the extent permissible for an entity required to comply with Sanctions), or in any other manner that would result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as a Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender or otherwise) of Sanctions. 7.17 Anti-Corruption Laws. Directly or indirectly use the proceeds of any Credit Extension for any purpose which would violate applicable Anti-Corruption Laws. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an “Event of Default”: (a) Non-Payment. The Borrower or any other Loan Party fails to (i) pay when and as re- quired to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) pay within five days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05 (insofar as such Section requires the preservation of the corporate existence of any Loan Party), 6.11, 6.18 or 6.20 or Article VII (provided that a breach of a Finan- cial Covenant or Section 6.01(c) shall not constitute an Event of Default with respect to any Term B Loans or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, Incremental Term B Loans or Permitted Refinancing Term Loans, unless and until the Required Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts outstanding un- der the Financial Covenant Facilities to be due and payable and all outstanding Commitments under the Fi- nancial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded) (any such Event of Default with respect to a Fi- nancial Covenant or Section 6.01(c), a “Financial Covenant Event of Default”); or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document (provided that a Financial Covenant Event of Default under Section 6.01(c) shall not constitute an Event of Default with re- spect to any Term B Loans or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants hereunder in the docu- mentation in respect thereof, Incremental Term B Loans or Permitted Refinancing Term Loans, unless and until the Required Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts outstanding under the Financial Covenant Facilities to be due and payable and all outstanding

- 156 - Commitments under the Financial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded) on its part to be per- formed or observed and such failure continues for 30 days after the earlier of (A) when a Responsible Of- ficer of any Loan Party has actual knowledge thereof and (B) notice thereof is given to such Loan Party by the Administrative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect (or, with respect to representations and warranties modified by materiali- ty standards, in any respect) when made or deemed made, and such incorrect representation or warranty (if curable, including by a restatement of any relevant financial statements) shall remain incorrect for a period of 30 days after the earlier of (A) when a Responsible Officer of any Loan Party has actual knowledge thereof and (B) notice thereof is given to such Loan Party by the Administrative Agent; or (e) Cross-Default. (i) Any Loan Party or any Significant Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Material Indebtedness, beyond any period of grace or cure, if any, provided in the instrument or agreement under which such Material Indebtedness was created, or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders (or beneficiary or beneficiaries) of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to be- come due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Material Indebtedness to be made, prior to its stated maturity (any applicable grace or cure periods having expired), or such Guarantee to become payable or cash collat- eral in respect thereof to be demanded (other than by (A) the occurrence of any early termination or cancel- lation (each howsoever defined) under any Permitted Bond Hedge Transaction or any Permitted Warrant Transaction, (B) a regularly-scheduled required payment, (C) mandatory prepayments from proceeds of as- set sales, debt incurrence, excess cash flow, equity issuances and insurance proceeds, (D) mandatory pay- ments due by reason of, and in an amount required to, eliminate the effect of currency fluctuations, (E) the conversion of any Permitted Convertible Indebtedness into cash, shares of the Borrower’s common stock or any combination thereof in accordance with terms of the indenture governing such Permitted Convertible Indebtedness or (F) any special mandatory redemption of Material Indebtedness incurred in connection with any merger, acquisition or other Investment that becomes due because such event does not occur dur- ing a specified time period (so long as such Material Indebtedness is redeemed within the time period re- quired)); or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Significant Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Significant Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Significant Subsidiary thereof insti- tutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, monitor, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, monitor, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 90 calendar days; or any proceeding under any Debtor Relief Law relating to any such Per- son or to all or any material part of its property is instituted without the consent of such Person and contin- ues undismissed or unstayed for 90 calendar days, or an order for relief is entered in any such proceeding; or

- 157 - (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Significant Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 30 days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Significant Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not paid, fully bonded or covered by third-party insurance as to which the insurer does not dispute coverage (other than customary reservation of rights letters)), or (ii) any one or more non-monetary final judgments that have, or could reasonably be ex- pected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforce- ment proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; provided that, in the case of any judgment in the Specified Disclosed Litiga- tion, no Default or Event of Default shall be deemed to exist under this clause (h) unless the amount that is due under any payment schedule remains unpaid and exceeds the Threshold Amount; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect, (ii) the Bor- rower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Mul- tiemployer Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect or (iii) a Foreign Plan Event occurs with respect to a Foreign Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect; or (j) Invalidity of Loan Documents. (i) Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any material provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of repayment in full of the Obligations and termina- tion of the Commitments), or purports to revoke, terminate or rescind any material provision of any Loan Document; or (ii) any Collateral Document, after delivery thereof pursuant to Section 4.01 or 6.12 or the Collateral and Guarantee Requirement or otherwise, shall for any reason (other than (A) pursuant to the terms thereof, (B) as a result of the disposition of the applicable Collateral to a Person that is not a Loan Party in a transaction permitted under the Loan Documents, or (C) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents) cease to create a valid and perfected first priority Lien (subject to Permit- ted Liens) on any material portion of the Collateral purported to be covered by the Collateral Documents; or (k) Change of Control. There occurs any Change of Control; (l) Subordination. (i) Except in accordance with the terms thereof, the subordination provi- sions of the documents evidencing or governing any Indebtedness which is required by the term of this Agreement to be subordinated to the Obligations (the “Subordination Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable subordinated Indebtedness; or (ii) other than by reason of the termination of such Subordina- tion Provisions in accordance with the terms thereof, the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuers or (C) that all payments of principal of or premium and interest on the applicable subordinated Indebtedness, or realized from the liquidation of any property of any Loan Par- ty, shall be subject to any of the Subordination Provisions;

- 158 - (m) Spin-Off. The Spin-Off has not been consummated on the terms in the Form 10 by the date that is two Business Days after the Initial Funding Date; or (n) Specified Disclosed Litigation Payable Amount and Specified Disclosed Litigation Set- tlement Amount. The failure by IP to reimburse the Borrower and its Subsidiaries for or to pay (or procure the payment of in a manner that does not create recourse to the Borrower or any of its Subsidiaries) at least the amount required to be paid by it under the Tax Matters Agreement in respect of the aggregate Specified Disclosed Litigation Payable Amount or Specified Disclosed Litigation Settlement Amount (as applicable) in accordance with the Tax Matters Agreement, in each case not later than the date which is the earlier of (x) 30 days after such amount is required to be paid pursuant to the corresponding final non-appealable judgment or settlement agreement (as applicable) and (y) the date on which any applicable Governmental Authority in Brazil may exercise any remedies (including acceleration of the settlement amount or rescis- sion of amnesty) for failure to pay the balance. 8.02 Remedies upon Event of Default. (a) If any Event of Default other than a Financial Covenant Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (i) declare the commitment of each Lender to make Loans and any obligation of each L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and un- paid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (iii) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (iv) exercise on behalf of itself, the Lenders and the L/C Issuers all rights and remedies avail- able to it, the Lenders and the L/C Issuers under the Loan Documents; provided, however, that upon the occurrence of (i) an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or (ii) any Event of Default pursuant to Section 8.01(m), the obligation of each Lender to make Loans and any obligation of the L/C Issuers to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Col- lateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. (b) If any Financial Covenant Event of Default shall have occurred and be continuing, the Administra- tive Agent shall, at the request of, or may, with the consent of, the Required Financial Covenant Lenders take any of the actions specified under Sections 8.02(a)(i) through (iv) above, but solely with respect to the Financial Covenant Facilities (subject to Section 8.02(d) below). (c) If any Financial Covenant Event of Default shall have occurred and be continuing and the Re- quired Financial Covenant Lenders (or the Administrative Agent on their behalf) have declared all amounts out- standing under the Financial Covenant Facilities to be due and payable and all outstanding Commitments under the Financial Covenant Facilities to be terminated, in each case in accordance with this Agreement as a result of such breach, and such declaration has not been rescinded, then the Administrative Agent shall, at the request of, or may, with the consent of, the Required Term B Lenders (i) declare the unpaid principal amount of all outstanding Term B Loans and/or, unless the Borrower shall agree that such Incremental Term B Loans or Permitted Refinancing Term

- 159 - Loans shall have the benefit of the financial covenants hereunder in the documentation in respect thereof, Incremen- tal Term B Loans and/or Permitted Refinancing Term Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document in each case to the applicable Lenders to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and (ii) exercise, on behalf of itself and the Term B Lenders, all rights and remedies available to it and the Term B Lenders under the Loan Documents (subject to Section 8.02(d) below). (d) Notwithstanding Sections 8.02(b) and (c) above, in the event that after a Financial Covenant Event of Default both (i) all amounts outstanding under the Revolving Credit Facility and the Term F Facility, respective- ly, have been declared due and payable, and all commitments thereunder terminated, pursuant to Section 8.02(b) above and (ii) all amounts outstanding under the Term B Facility and, unless the Borrower shall agree that Incre- mental Term B Loans or Permitted Refinancing Term Loans shall have the benefit of the financial covenants here- under in the documentation in respect thereof, any Incremental Term B Loans and Permitted Refinancing Term Loans have been declared due and payable pursuant to Section 8.02(c) above, then in such case the exercise of rights and remedies under the Loan Documents shall be conducted pursuant to Section 8.02(a)(iv). 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.16, 2.17 and 6.20, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such (and not, for the avoidance of doubt, as a creditor of parallel debt under Section 10.24); Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest, Letter of Credit Fees, Secured Bilateral L/C Obligations and obliga- tions in respect of Secured Cash Management Agreements and Secured Hedge Agreements) payable to the Lenders and the L/C Issuers (including fees, charges and disbursements of counsel to the respective Lend- ers and the L/C Issuers arising under the Loan Documents and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, ratably among the Lenders and the L/C Issuers in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, L/C Borrowings, Secured Bilateral L/C Obligations constituting unreimbursed amounts in respect of draw- ings and payments made thereunder and Obligations then owing under Secured Hedge Agreements and Se- cured Cash Management Agreements, ratably among the Lenders, the L/C Issuers, the Bilateral L/C Pro- vider, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this clause Fourth held by them; Fifth, ratably (i) to the Administrative Agent for the account of the L/C Issuers, to Cash Collateral- ize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.16 and (ii) to the Bilateral L/C Provider, to cash collateralize that portion of the Secured Bilateral L/C Obligations comprised of undrawn amounts of letters of credit and acceptances and contingent bank guarantees, to the extent not already cash collateralized in accordance with the terms thereof in an amount not to exceed 102% of the maximum amount thereof; and Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Bor- rower or as otherwise required by Law.

- 160 - Subject to Sections 2.03(c) and 2.16, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Notwithstanding the foregoing, Secured Bilateral L/C Obligations and Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documenta- tion as the Administrative Agent may reasonably request, from the applicable Bilateral L/C Provider, Cash Man- agement Bank or Hedge Bank, as the case may be. Each Bilateral L/C Provider, Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Each of the Lenders and each L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Adminis- trative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuers, and the neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Bilateral L/C Provider, a potential Hedge Bank and a potential Cash Management Bank) and each L/C Issuer hereby irrevocably appoints and authorizes the Administra- tive Agent to act as the agent of such Lender and such L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursu- ant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Admin- istrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or un- less the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individ- ual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Bor- rower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

- 161 - 9.03 Exculpatory Provisions. (a) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a De- fault has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Docu- ments that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (b) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct, as de- termined by a court of competent jurisdiction by a final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower, a Lender or an L/C Issuer. (c) The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Doc- ument, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connec- tion herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. (d) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions of this Agreement relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Dis- qualified Lender or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Lender. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, docu- ment or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Ad- ministrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of

- 162 - Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or such L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or such L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be coun- sel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exer- cise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provi- sions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction deter- mines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuers and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the consent of the Borrower (not to be unreasonably withheld or delayed and such consent shall not be required if an Event of Default has occurred and is continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuers, appoint a successor Administrative Agent meeting the qualifications and subject to the consents set forth above, provided that in no event shall any such successor Admin- istrative Agent be a Defaulting Lender or Disqualified Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower (in the case of a notice by the Required Lenders) or the Lenders (in the case of a notice by the Borrower) and such Person remove such Person as Administrative Agent and, subject to the consent of the Borrower (not to be unreasonably withheld or delayed and such consent shall not be required if an Event of Default has occurred and is continuing), appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lend- ers) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. (c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and un- der the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuers under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, pow- ers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(h) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Adminis- trative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or

- 163 - removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respec- tive Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in re- spect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (d) Any resignation or removal by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as an L/C Issuer and Swing Line Lender. If Bank of America or any other L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and be- come vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other ar- rangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent, the Arrangers and Other Lenders. Each Lender and each L/C Issuer expressly acknowledges that none of the Administrative Agent nor any Arranger has made any represen- tation or warranty to it, and that no act by the Administrative Agent or such Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party of any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or such Arranger to any Lender or each L/C Issuer as to any matter, including whether the Administrative Agent or such Arranger have dis- closed material information in their (or their Related Parties’) possession. Each Lender and each L/C Issuer repre- sents to the Administrative Agent and each Arranger that it has, independently and without reliance upon the Ad- ministrative Agent, such Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and each L/C Issuer also acknowledges that it will, independently and without reliance upon the Ad- ministrative Agent, any Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any relat- ed agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems nec- essary to inform itself as to the business, prospects, operations, property, financial and other condition and credit- worthiness of the Loan Parties. Each Lender and each L/C Issuer represents and warrants that (i) the Loan Docu- ments set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the pur- pose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be ap- plicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and each L/C Issuer agrees not to assert a claim in contravention of the fore- going. Each Lender and each L/C Issuer represents and warrants that it is sophisticated with respect to decisions to

- 164 - make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Syndication Agent, Documentation Agents, Co-Managing Agents, the Sustainability Structuring Agent or other similar titles or roles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or an L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Adminis- trative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or other- wise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuers and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuers and the Administrative Agent and their respec- tive agents and counsel and all other amounts due the Lenders, the L/C Issuers and the Administrative Agent under Sections 2.03(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuers, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, dis- bursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or any L/C Issuer in any such proceeding. The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satis- faction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Section 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conduct- ed by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Inter- ests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In con- nection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles

- 165 - to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any dis- position of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (l) of Section 10.01 of this Agreement), and (iii) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition ve- hicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be can- celled, without the need for any Secured Party or any acquisition vehicle to take any further action. 9.10 Collateral and Guaranty Matters. Without limiting the provision of Section 9.09, each of the Lenders (including in its capacities as the Bilateral L/C Provider, a potential Cash Management Bank and a potential Hedge Bank) and each of the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion: (a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition (including, without limitation, any disposition by way of a merger, consolidation or amalgamation) or Restricted Pay- ment permitted hereunder or under any other Loan Document to a Person that is not a Loan Party, (iii) that constitutes Excluded Assets or any assets not required to be pledged in accordance with the Agreed Guar- antee and Security Principles, or (iv) if approved, authorized or ratified in writing in accordance with Sec- tion 10.01; (b) to release any Guarantor from its obligations under the Guaranty and each Collateral Document to which it is a party if such Person ceases to be a Restricted Subsidiary as a result of a transac- tion permitted under the Loan Documents or otherwise becomes an Excluded Subsidiary; provided that no Subsidiary shall be released as a Guarantor after the Initial Funding Date solely as a result of becoming an Excluded Subsidiary pursuant to clause (b) of the definition thereof, unless (1) such Subsidiary ceases to be a Wholly-Owned Subsidiary in a transaction for a bona fide business purpose in which the Person taking the Equity Interests in such Subsidiary is not an Affiliate of the Borrower and (2) at the time of such re- lease, the Borrower would have been permitted to make an Investment in such partially disposed Subsidi- ary, and is deemed to have made a new Investment in such partially disposed Subsidiary for purposes of Section 7.06 (as if such Person were then newly acquired), in an amount equal to the portion of the Fair Market Value of the net assets of such partially disposed Subsidiary attributable to the Borrower’s Equity Interests therein; (c) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property securing obligations in respect of In- debtedness permitted to be Incurred pursuant to Section 7.02(b)(iv) that is permitted pursuant to clause (6) of the definition of “Permitted Liens”; and (d) to enter into one or more intercreditor agreements contemplated by this Agreement from time to time and agrees that it will be bound by and will take no actions contrary to the provisions thereof (it being understood that, in connection with any such intercreditor agreement, the Borrower shall deliver to the Administrative Agent a certificate certifying that the Indebtedness and Liens (including the priority thereof) in connection with which such intercreditor agreement is to be executed is permitted by this Agreement). Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as speci- fied in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the appli- cable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of

- 166 - Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accord- ance with the terms of the Loan Documents and this Section 9.10. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any repre- sentation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or per- fection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Bilateral L/C Obligations, Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein, no Bilateral L/C Provider, Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or of the Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory ar- rangements have been made with respect to, Secured Bilateral L/C Obligations or Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received writ- ten notice of such Obligations, together with such supporting documentation as the Administrative Agent may re- quest, from the applicable Bilateral L/C Provider, Cash Management Bank or Hedge Bank, as the case may be. 9.12 Lender ERISA Representation. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Sustainability Structuring Agent, the Arrang- ers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, ad- ministration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class ex- emption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with re- spect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Man- ager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agree- ment satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with re- spect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

- 167 - (b) In addition, unless either (1) Section 9.12(a)(i) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with Section 9.12(a)(iv), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Ar- rangers or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (the “Lender Recipient Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Lender Recipient Party receiving a Re- scindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Lender Recipient Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but exclud- ing the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Lender Recipient Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Lender Recipient Party promptly upon determining that any payment made to such Lender Recipient Party com- prised, in whole or in part, a Rescindable Amount. ARTICLE X MISCELLANEOUS 10.01 Amendments, Etc. Subject to Section 3.03 and Section 10.23, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiv- er or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that: (a) no such amendment, waiver or consent shall waive any condition set forth in Section 4.01 (other than Section 4.01(g)), in the case of the initial Credit Extension on the Initial Funding Date, without the written consent of each Lender; (b) any waiver of any condition set forth in Section 4.02 as to any Credit Extension under the Revolving Credit Facility after the Initial Funding Date shall require the written consent of only the Re- quired Revolving Lenders; (c) any amendment, waiver or consent that extends or increases the Commitment of any Lender (or reinstates any Commitment terminated pursuant to Section 8.02) shall require only the written consent of such Lender; (d) any amendment, waiver or consent that postpones any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document shall only require the written consent of each Lender entitled to such payment; (e) any amendment, waiver or consent that reduces the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Sec- tion 10.01) any fees or other amounts payable hereunder or under any other Loan Document, or changes the

- 168 - manner of computation of any financial ratio (including any change in any applicable defined term) used in determining the Applicable Rate that would result in a reduction of any interest rate on any Loan or any fee payable hereunder, shall only require the written consent of each Lender entitled to such amount; provided that only the consent of (i) the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate and (ii) the Lenders referenced in clause (l) below shall be necessary to amend any financial covenant here- under (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; provided, further, that the Applicable Rate for Revolving Credit Loans, the Letter of Credit Fees and the Commitment Fee may be amended in accordance with Section 2.18 as in effect on the Amendment No. 1 Effective Date; (f) no such amendment, waiver or consent shall change (i) Section 2.13 or Section 8.03 in a manner that would alter the pro rata reduction of Commitments, pro rata payments and pro rata sharing of payments required thereby without the written consent of each Lender or (ii) the order of application of any reduction in the Commitments or any prepayment of Loans among the Facilities from the application there- of set forth in the applicable provisions of Section 2.05(b), in any manner that materially and adversely af- fects the Lenders under a Facility without the written consent of (x) if such Facility is the Term F Facility, the Required Term F Lenders, (y) if such Facility is the Term B Facility, the Required Term B Lenders and (z) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; (g) no such amendment, waiver or consent shall amend Section 1.06 or the definition of “Al- ternative Currency” without the written consent of each Revolving Credit Lender; (h) (i) no such amendment, waiver or consent shall change any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or per- centage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any deter- mination or grant any consent hereunder (other than the definitions specified in clause (ii) of this Section 10.01(h)), without the written consent of each Lender and (ii) any amendment, waiver or consent that changes the definition of “Required Financial Covenant Lenders”, “Required Revolving Lenders”, “Re- quired Term F Lenders”, or “Required Term B Lenders” shall only require the written consent of each Lender under the applicable Facility or Facilities; (i) no such amendment, waiver or consent shall release all or substantially all of the Collat- eral in any transaction or series of related transactions, without the written consent of each Lender; (j) no such amendment, waiver or consent shall release all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Restricted Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); (k) any amendment, waiver or consent that imposes any greater restriction on the ability of any Lender under a Facility to assign any of its rights or obligations hereunder shall only require the written consent of (i) if such Facility is the Term F Facility, the Required Term F Lenders, (ii) if such Facility is the Term B Facility, the Required Term B Lenders, and (iii) if such Facility is the Revolving Credit Facility, the Required Revolving Lenders; (l) any amendment, waiver or consent that changes the provisions of Section 7.11 (or any defined term used therein or in the definition of such defined terms) or Section 6.01(c) or waives an Event of Default with respect thereto, in each case, shall require only the written consent of the Required Finan- cial Covenant Lenders; (m) no such amendment, waiver or consent shall subordinate the Obligations hereunder to any other Indebtedness or other obligation, or subordinate the Liens securing the Obligations to Liens se- curing any other Indebtedness or other obligation, without the written consent of each Lender; or

- 169 - (n) no such amendment, waiver or consent shall amend the definition of “Renewable Energy Investments” or “CoBank Equities” or the provisions relating thereto without the written consent of the Re- quired Term F Lenders; and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issu- ers in addition to the Lenders required above, affect the rights or duties of the L/C Issuers under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or con- sent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Sustainability Structuring Agent in addition to the Lenders required above, affect the rights or duties of the Sustainability Structuring Agent under this Agreement; (iv) no amendment, waiver or con- sent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (v) each Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto and (vi) any Loan Document may be amended by the Borrower (or the applicable Loan Parties) and the Administra- tive Agent (without the consent of any Lender) in accordance with any provision in this Agreement that permits In- currence of Indebtedness subject to the documentation governing such Indebtedness not containing provisions that are more favorable to the lenders or holders of such Indebtedness (or more restrictive to the Borrower or any Re- stricted Subsidiary) than the provisions hereunder unless the applicable Loan Document is amended to also provide the applicable Lenders the benefit of analogous provisions under the applicable Loan Document. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended and the ma- turity date of any of its Loans may not be extended, the rate of interest on any of its Loans may not be reduced and the principal amount of any of its Loans may not be forgiven, in each case without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. Notwithstanding anything herein to the contrary, Term B Loans may be assigned pursuant to Sec- tion 10.06(h) if (x) all holders of Term B Loans are offered a bona fide opportunity to participate in such assignment or repurchase on a pro rata basis and on identical terms, including as to consideration and (y) the consideration for such assignment or repurchase is cash and not, for the avoidance of doubt, indebtedness to be held by (or proceeds of indebtedness concurrently issued to) the Term B Lender whose Term B Loans are so assigned or repurchased. Notwithstanding any provision herein to the contrary, this Agreement may be amended pursuant to a Credit Extension Amendment to extend the Maturity Date of (x) the Revolving Credit Commitments of Revolving Credit Lenders that agree to such extension with respect to their Revolving Credit Commitments with the written consent of each such approving Revolving Credit Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Revolving Credit Facility with respect to the portion of the Revolving Credit Commitments with a Maturity Date so extended (any such Re- volving Credit Commitments, “Extended Revolving Commitments”); (y) the Term B Facility with respect to Term B Lenders that agree to such extension with respect to their Term B Loans with the written consent of each such approving Term B Lender, the Administrative Agent and the Borrower (and no other Lender) and, in connection therewith, to provide for different rates of interest and fees under the Term B Facility with respect to the portion thereof with a Maturity Date so extended (any such extended Term B Loans, “Extended Term B Loans”); and (z) the Term F Facility with respect to Term F Lenders that agree to such extension with respect to their Term F Loans with the written consent of each such approving Term F Lender, the Administrative Agent and the Borrower (and no oth- er Lender) and, in connection therewith, to provide for different rates of interest and fees under the Term F Facility with respect to the portion thereof with a Maturity Date so extended (any such extended Term F Loans, “Extended Term F Loans” and, together with any Extended Term B Loans, “Extended Term Loans”); provided that in each such case any such proposed extension of a Maturity Date with respect to a Facility shall have been offered to each Lender with Loans or Commitments under the applicable Facility proposed to be extended, and if the consents of such Lenders exceed the portion of Commitments and Loans the Borrower wishes to extend, such consents shall be accepted on a pro rata basis among the applicable consenting Lenders. This paragraph shall apply to any Incremen-

- 170 - tal Term Loan in the same manner as it applies to the Term F Facility and the Term B Facility; provided that any such offer may, at the Borrower’s option, be made to the Lenders in respect of any tranche or tranches of Incremen- tal Term Loans and/or any Term Facility without being made to any other tranche of Incremental Term Loans or any Term Facility, as the case may be. Without the consent of any Lender or L/C Issuer, the Loan Parties and the Administrative Agent may (in their respective sole discretion, or shall, to the extent required or contemplated by any Loan Document) enter into any amendment, modification, supplement or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties, to include holders of Incremental Equivalent Debt or Ratio Debt that is permitted to be secured on a pari passu or junior lien basis to the Liens securing the Collateral (to the extent necessary or advisable under applicable local law) in the benefit of the Collateral Documents in connection with the incurrence of any such Incremental Equivalent Debt or Ratio Debt and to give effect to any intercreditor agreement associated therewith, or as required by local law to give effect to, or protect, any security interest for the benefit of the Secured Parties in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document. In addition, this Agreement and the other Loan Documents may be amend- ed or supplemented by an agreement or agreements in writing entered into by the Administrative Agent and Bor- rower or any Loan Party as to which such agreement or agreements is to apply, without the need to obtain the con- sent of any Lender, to include “parallel debt” or similar provisions and any authorizations or granting of powers by the Lenders and the other Secured Parties in favor of the Administrative Agent, in each case required to create in favor of the Administrative Agent any security interest contemplated to be created under this Agreement, or to per- fect any such security interest, where the Administrative Agent shall have been advised by its counsel that such pro- visions are necessary or advisable under local law for such purpose (with the Borrower hereby agreeing to, and to cause its subsidiaries to, enter into any such agreement or agreements upon reasonable request of the Administrative Agent promptly upon such request). Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any fur- ther action or consent of any other party to this Agreement. If a Sustainability Recalculation Transaction occurs, the Borrower shall, in good faith, recalculate the base- line year GHG Emissions and Water Use Intensity set forth in Schedule 2.18(a) for the Sustainability Performance Target as if the relevant Sustainability Recalculation Transaction had occurred on January 1, 2021, and deliver writ- ten notice of such recalculation to the Administrative Agent, which notice shall include reasonably detailed infor- mation supporting such recalculation (it being understood and agreed that (w) the Borrower shall not be required to make any such recalculation to the extent, and for so long as, the Borrower determines in good faith that it does not have sufficient information to do so, (x) such recalculation shall be made only with respect to assets owned and op- erated by the Borrower and its Subsidiaries, (y) any assets not included in such recalculation will not be included in measuring the Sustainability Performance Target for the GHG Emissions KPI Metric and Water Use Intensity KPI Metric in any future period and (z) the target percentage of cumulative reduction for the GHG Emissions KPI Metric and Water Use Intensity KPI Metric relative to the baseline for any year shall remain the same, but shall be meas- ured against such recalculated baseline). The recalculation described in the foregoing sentence shall supplement Schedule 2.18(a) upon receipt of the consents specified in the last sentence of this paragraph. If the Borrower (act- ing reasonably) determines that, as a result of events beyond its reasonable control (including any future government authority directions applicable to government-related entities in the United States of America or in other jurisdic- tions in which Borrower and its Subsidiaries operate, changes in law or regulations, actions by a public authority, fire, natural disaster and/or other events that disrupt business continuity), it is (x) prevented, hindered or delayed or (y) assisted in fulfilling its performance requirements in respect of any KPI Metric, then, in either case of clause (x) or (y), (1) the Borrower and the Administrative Agent shall negotiate in good faith (in consultation with the Sustain- ability Structuring Agent) to amend, supplement or otherwise modify Schedule 2.18(b), including to replace any KPI Metric included in Schedule 2.18(b) affected by such circumstances. Notwithstanding anything to the contrary, following the Amendment No. 1 Effective Date, (i) any modification to Section 2.18, Schedule 2.18(a), Schedule

- 171 - 2.18(b), Exhibit L and/or the related definitions (solely as used in such Section, Schedule or Exhibit) that does not have the effect of reducing the Applicable Rate for Revolving Credit Loans, the Commitment Fee rate or the Letter of Credit Fee to a level not otherwise permitted by Section 2.18 as in effect on the Amendment No. 1 Effective Date shall be subject to the consent of the Sustainability Structuring Agent, the Administrative Agent, the Borrower and Required Revolving Lenders and (ii) any modification of the provisions specified in the foregoing clause (i) that has the effect of reducing the Applicable Rate for Revolving Credit Loans, the Commitment Fee rate or the Letter of Credit Fee to a level not otherwise permitted by Section 2.18 as in effect on the Amendment No. 1 Effective Date shall be subject to the consents of the Sustainability Structuring Agent, the Administrative Agent, the Borrower and all Revolving Credit Lenders. 10.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications pro- vided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows, and all notices and other communications express- ly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party, the Administrative Agent, any L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii) if to any other Lender, to the address, facsimile number, electronic mail address or tele- phone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the deliv- ery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or reg- istered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipi- ent, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). No- tices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b). (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issu- ers hereunder may be delivered or furnished by electronic communication (including e-mail, FpML messaging, and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the fore- going shall not apply to notices to any Lender or any L/C Issuer pursuant to Article II if such Lender or such L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Arti- cle by electronic communication. The Administrative Agent, the Swing Line Lender, each L/C Issuer or the Bor- rower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e- mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii), if such notice, email or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF

- 172 - THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABIL- ITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CON- NECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, any L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic messaging service, or through the Internet, except for direct or actual damages determined in a final, non-appealable judgment by a court of competent jurisdic- tion to have resulted from such Agent Party’s gross negligence, willful misconduct, bad faith or the material breach of such party’s obligations under this Agreement or the other Loan Documents. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, each L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone num- ber, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designa- tion on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in ac- cordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Bor- rower or its securities for purposes of United States Federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuers and Lenders. The Administrative Agent, the L/C Issuers and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices, Committed Loan Notices, Letter of Credit Applications and Swing Line Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 10.03 No Waiver; Cumulative Remedies; Enforcement. No failure by any Lender, any L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privi- lege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the ex- ercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuers; provided, however, that the foregoing shall not prohibit (a) the Administra- tive Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as an L/C Issuer or Swing Line

- 173 - Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Ad- ministrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the con- sent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. 10.04 Expenses; Indemnity; Limitation of Liability; Damage Waiver. (a) Costs and Expenses. Borrower shall pay (i) all reasonable and documented out-of-pocket expens- es incurred by the Administrative Agent and its Affiliates (including (A) the reasonable fees, disbursements and other charges of one primary counsel for Bank of America and the Administrative Agent, of one firm of special and/or regulatory counsel retained by Bank of America or the Administrative Agent in each applicable specialty or regulatory area, and of one firm of local counsel retained by Bank of America or the Administrative Agent in each applicable jurisdiction and (B) reasonable due diligence expenses), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and doc- umented out-of-pocket expenses incurred by the L/C Issuers in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses in- curred by the Administrative Agent, any Lender or any L/C Issuer (including the fees, charges and disbursements of (A) one primary counsel for the Administrative Agent and the Arrangers, taken together, (B) one primary counsel for the Lenders and the L/C Issuers, taken together, (C) one local counsel in each relevant jurisdiction, (D) to the extent reasonably necessary, one special or regulatory counsel in each relevant specialty, and (E) in the case of any actual or perceived conflict of interest with respect to any of the counsel identified in clauses (A) through (D) above, one additional counsel to each group of affected Persons similarly situated, taken as a whole (which in the case of clause (C) shall allow for up to one additional counsel in each relevant jurisdiction)), in connection with the en- forcement or protection of its rights (1) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (2) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by Borrower. Borrower shall indemnify the Administrative Agent (and any sub- agent thereof), each Lender and each L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee; provided that such legal expenses shall be limited to the reasonable fees, disbursements and other charges of one primary counsel, one local counsel in each relevant jurisdiction, to the extent reasonably neces- sary, one specialty counsel for each relevant specialty and one additional counsel to each group of affected Persons similarly situated if one or more conflicts of interest, or perceived conflicts of interest, arise), incurred by any In- demnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electron- ic Signature, or in the form of an Electronic Record), the performance by the parties hereto of their respective obli- gations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by an L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials at, on, under or emanating from any property owned, leased or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries,

- 174 - or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTO- RY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any In- demnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are deter- mined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from (A) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Parties or (B) a material breach of such Indemnitee’s or any of its Related Parties’ obligations hereunder or under any other Loan Document, or (y) result from a dispute solely among Indemnitees and not arising out of any act or omission of the Borrower or any of its Subsidiaries or Affiliates (other than any claim against an Indemnitee in its capacity or in fulfilling its role as an Arranger, the Administrative Agent, the Swing Line Lender or an L/C Issuer hereunder). Without limiting the pro- visions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that rep- resent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), any L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), such L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Applicable Percentage (de- termined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), any L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administra- tive Agent (or any such sub-agent), any L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(c). (d) Limitation of Liability. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against the Administrative Agent, any Arranger, any L/C Issuer, the Swing Line Lender nor any Lender, nor any Related Party of any of the foregoing Persons (each such Person being called a “Lender-Related Person”), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. To the fullest extent permitted by applicable law, no Loan Party shall have any liability under this Agree- ment or any Loan Document, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof; provided that this sentence shall not limit the any Loan Party’s indemnity or reimbursement obligation to the extent such special, indirect, consequential or punitive damages are included in any third party claim in connection with which a Lender-Related Person is other- wise entitled to indemnification thereunder. No Lender-Related Person shall be liable for any damages arising from the use by others of any information or other materials distributed to such party by such Lender-Related Person through telecommunications, electronic or other information transmission systems in connection with this Agree- ment or the other Loan Documents or the transactions contemplated hereby or thereby, except for direct or actual damages determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Lender-Related Person’s gross negligence, willful misconduct, bad faith or the material breach of such party’s obligations under this Agreement or the other Loan Documents. (e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

- 175 - (f) Survival. The agreements in this Section and the indemnity provision of Section 10.02(e) shall survive the resignation of the Administrative Agent, any L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of this Agreement and the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, any L/C Issuer or any Lender, or the Administrative Agent, any L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently in- validated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement en- tered into by the Administrative Agent, such L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and con- tinued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and each L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuers under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 10.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations here- under without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provi- sions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(e) (and, subject to Section 10.06(f), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuers and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. For the avoidance of doubt, no assignment or transfer by a Lender of any of its rights or obligations hereunder shall be deemed to be a novation. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the ag- gregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no min- imum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment

- 176 - and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Revolving Credit Facility, and $1,000,000, in the case of any assignment in respect of the Term F Facility or Term B Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be un- reasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not (A) apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans or (B) prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition: (A) the consent of Borrower (such consent not to be unreasonably withheld or de- layed) shall be required unless (1) a Specified Default has occurred and is continuing at the time of such assignment, (2) such assignment is of a Term B Loan, Incremental Term B Loan or Permitted Refinancing Term Loan that is a term B loan to a Lender, an Affiliate of a Lender or an Approved Fund or (3) such assignment is of any Loan or Commitment (other than a Term B Loan, Incremen- tal Term B Loan or Permitted Refinancing Term Loan that is a term B loan or Commitment in re- spect thereof), to a Lender under the Revolving Credit Facility or the Term F Facility, other than with respect to assignments of any Loan or Commitment under the Revolving Credit Facility, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender; provided that Bor- rower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received written notice thereof; and provided, further, that Borrower’s consent shall not be required during the primary syndication of the Term B Facility; (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (i) any Revolving Credit Commitment unless such assignment is by a Revolving Credit Lender to an Affiliate of such Lender or an Approved Fund of such Lender or (ii) any Term Loan to a Person that is not a Lend- er, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuers under the Revolving Credit Facility and the Swing Line Lender (each such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Revolving Credit Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Bor- rower or any of the Borrower’s Affiliates or Subsidiaries (other than pursuant to clause (h) below), (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natu- ral Person) or (D) to any Disqualified Lender. (vi) Certain Additional Payments. In connection with any assignment of rights and obliga- tions of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addi- tion to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as ap-

- 177 - propriate (which may be outright payment, purchases by the assignee of participations or sub- participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, any L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assign- ment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to sub- section (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the as- signing Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, each Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section. (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the re- cordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). Notwithstanding anything in the Loan Documents to the contrary, the entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Per- son whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (unless the Borrower otherwise consents, with respect to such Lender’s own Loans and Commitments only), at any reasonable time and from time to time upon reasonable prior notice (including, with respect to such Lender’s own Loans and Commit- ments only, via electronic means). (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Administrative Agent, the L/C Issuers or the Swing Line Lender, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural Person, a Defaulting Lender, a Disqualified Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issu- ers shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obliga- tions under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.

- 178 - Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be enti- tled to the benefits (and be subject to the obligations) of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that (A) such Participant agrees to be subject to the provisions of Sections 3.06 and 10.13 as if it were an assignee under paragraph (b) of this Section and (B) the Borrower shall not be obligated to make any great- er payment under Section 3.01 or 3.04, with respect to any participation, than it would have been obligated to make in the absence of such participation. Each Lender that sells a participation agrees, at the Borrower’s request and ex- pense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with re- spect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Sec- tion 10.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Docu- ments (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s inter- est in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. Notwithstand- ing anything in the Loan Documents to the contrary, the entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Notwithstanding the preceding two paragraphs, any Participant that is a Farm Credit Lender that (i) has been designated as a voting Participant (a “Voting Participant”) in a notice (a “Voting Participant Notice”) sent by the relevant Lender (including any existing Voting Participant) to the Borrower or (ii) is specified as such by written notice to the Borrower on the Initial Funding Date, shall be entitled to vote as if such Voting Participant were a Lender on all matters subject to a vote by Lenders, and the voting rights of the selling Lender (including any existing Voting Participant) shall be correspondingly reduced, on a dollar-for-dollar basis. Each Voting Participant Notice shall include, with respect to each Voting Participant, the information that would be included by a prospective Lend- er in an Assignment and Assumption. Notwithstanding the foregoing, each Term F Lender designated as a Voting Participant in Schedule 10.06(c) shall be a Voting Participant without delivery of a Voting Participation Notice and without the prior written consent of the Administrative Agent. In connection with any vote, the TLF Lead Arranger shall certify to the Administrative Agent in writing as to the vote of the Voting Participants, and the Administrative Agent shall be entitled to conclusively rely on information contained in Voting Participant Notices and all other no- tices delivered pursuant hereto. The voting rights of each Voting Participant are solely for the benefit of such Voting Participant. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any por- tion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, includ- ing any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or as- signment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America or any other L/C Issuer assigns all of its Revolving Credit Commitment and all of its Revolving Credit Loans pursuant to Section 10.06(b), (i) such Person may, upon 30 days’ notice to the Borrower and the Lenders, resign as an L/C Issuer and/or (ii) Bank of America may, upon 30 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as an L/C Issuer or

- 179 - Swing Line Lender, the Borrower shall be entitled to appoint from among the Revolving Credit Lenders (with re- spect to the Revolving Credit Facility), in each case who agree to serve in such capacity a successor L/C Issuer (which may be an existing L/C Issuer) or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America or the applicable L/C Issuer as an L/C Issuer or Swing Line Lender, as the case may be. If Bank of America or any other L/C Issuer resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of an L/C Issuer hereunder with respect to all Letters of Credit issued by it and outstanding as of the effective date of its resignation as an L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts or L/C Borrowings pursuant to Section 2.03(c) or Section 2.03(d)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for here- under with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, in- cluding the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer (with respect to such re- signing L/C Issuer) and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) such successor L/C Issuer (or another of the L/C Issuers under such Facility, as may be arranged by the Borrower) shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America or such other resigning L/C Issuer to effectively as- sume the obligations of Bank of America or such other resigning L/C Issuer with respect to such Letters of Credit. The provisions of this clause (f) shall not limit the ability of the Borrower to appoint and remove L/C Issuers pursu- ant to Sections 2.03(m) and (n). (g) Disqualified Lenders. No assignment or, to the extent the DQ List has been posted on the Plat- form for all Lenders, participation shall be made or sold to any Person that was a Disqualified Lender as of the date (the “Trade Date”) on which the applicable Lender entered into a binding agreement to sell and assign all or a por- tion of its rights and obligations under this Agreement to such Person (unless the Borrower has consented to such assignment as otherwise contemplated by this Section 10.06, in which case such Person will not be considered a Disqualified Lender for the purpose of such assignment). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Lender after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Lender”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Lender. Any assignment in violation of this clause (g)(i) shall not be void, but the other provisions of this clause (g) shall apply. (i) If any assignment is made to any Disqualified Lender without the Borrower’s prior con- sent in violation of clause (i) above, the Borrower may, at its sole expense and effort, upon notice to the ap- plicable Disqualified Lender and the Administrative Agent, (A) terminate any Commitment of such Dis- qualified Lender and repay all obligations of the Borrower owing to such Disqualified Lender in connection with any such Revolving Credit Commitment, (B) in the case of outstanding Term Loans held by Disquali- fied Lenders, prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and under the other Loan Documents and/or (C) require such Disqualified Lender to assign and delegate, without re- course (in accordance with and subject to the restrictions contained in this Section 10.06), all of its interest, rights and obligations under this Agreement and related Loan Documents to an Eligible Assignee that shall assume such obligations at the lesser of (x) the principal amount thereof and (y) the amount that such Dis- qualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and the other Loan Documents; provided that (i) the Borrower shall have paid to the Administrative Agent the assign- ment fee (if any) specified in Section 10.06(b), (ii) such assignment does not conflict with applicable Laws and (iii) in the case of clause (B), the Borrower shall not use the proceeds from any Loans to prepay Term Loans held by Disqualified Lenders. (ii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lend-

- 180 - ers by the Loan Parties, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any plan of reorganization or plan of liquidation pursuant to any Debtor Relief Laws (“Plan of Reorganization”), each Disqualified Lender party hereto hereby agrees (1) not to vote on such Plan of Reorganization, (2) if such Disqualified Lender does vote on such Plan of Reorganization notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Plan of Reorganiza- tion in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iii) The Administrative Agent shall have the right, and the Borrower hereby expressly au- thorizes the Administrative Agent, to (A) post the list of Disqualified Lenders provided by the Borrower and any updates thereto from time to time (collectively, the “DQ List”) on the Platform, including that por- tion of the Platform that is designated for “public side” Lenders or (B) provide the DQ List to each Lender requesting the same. (h) Buybacks. Notwithstanding anything in this Agreement to the contrary, any Term B Lender may, at any time, assign all or a portion of its Term B Loans and/or Incremental Term B Loans and/or Permitted Refi- nancing Term Loans that are Term B Loans to the Borrower in accordance with the procedures set forth on Exhibit H, pursuant to an offer made available to all Lenders under the applicable Facility on a pro rata basis (a “Dutch Auc- tion”) or on a non-pro rata basis through open-market purchases, in each case, subject to the following limitations: (i) immediately and automatically, without any further action on the part of the Borrower, any Lender, the Administrative Agent or any other Person, upon the effectiveness of any such assignment of Term Loans from a Lender to the Borrower, such Term Loans, and all rights and obligations as a Lender related thereto shall, for all purposes under this Agreement, the other Loan Documents and otherwise, be deemed to be irrevocably prepaid, terminated, extinguished, cancelled and of no further force and effect and the Borrower shall neither obtain nor have any rights as a Lender hereunder or under the other Loan Documents by virtue of such assignment; (ii) no proceeds of any Revolving Credit Loan or Swing Line Loan shall be used for any such assignment; (iii) no Event of Default shall have occurred and be continuing before or immediately after giving effect to such assignment; and (iv) the Borrower shall, as of the date of the launch of the Dutch Auction, if applicable, and on the date of any such assignment (including pursuant to an open market purchase), either (A) represent (the “MNPI Representation”) to the Administrative Agent and the applicable Lenders that it does not have any material nonpublic information (“MNPI”) with respect to any Loan Party or any of their respective Subsidiaries that (1) has not been disclosed to the Lenders (other than Lenders that do not wish to receive MNPI with respect to the Borrower or any of its Subsidiaries) prior to such time and (2) in such Person’s good faith determination could reasonably be expected to have a material effect upon (x) a Lender’s deci- sion to assign all or a portion of its applicable Term Loans to the Borrower or (y) the market price of the applicable Term Loans or (B) disclose to the applicable Lenders that it is not making such MNPI Represen- tation.

- 181 - (i) Preservation of Collateral. The benefit of the Collateral and of the Collateral Documents of a transferor of part or all of the obligations expressed to be secured by the Collateral shall automatically transfer to any assignee or transferee (by way of novation or otherwise) of such obligations pursuant to the terms hereof. For the purpose of Article 1278 of the Luxembourg Civil Code (and, to the extent applicable, any similar provisions of foreign law), the Administrative Agent, the other Secured Parties and each of the Loan Parties hereby expressly re- serve the preservation of the Collateral and of the Collateral Documents in case of assignment, novation, amendment or any other transfer or change of the obligations expressed to be secured by the Collateral (including, without limi- tation, an extension of the term or an increase of the amount of such obligations or the granting of additional credit) or of any change of any of the parties to this Agreement or any other Loan Document. 10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuers agrees to maintain the confidentiality of the Information (as defined below), except that Infor- mation may be disclosed (a) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the Nation- al Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provi- sions substantially the same as those of this Section 10.07, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.14 or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obliga- tions, this Agreement or payments hereunder (it being understood that the DQ List may be disclosed to any assignee, or prospective assignee, in reliance on this clause (f)), (g) on a confidential basis to (i) any rating agency in connec- tion with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder, (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder or (iii) any credit insurance provider relating to the Borrower and its obligations, (h) with the consent of the Borrower or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section,(ii) becomes available to the Administrative Agent, any Lender, any L/C Issuer or any of their respective Affiliates on a non-confidential basis from a source other than a Loan Party or (iii) is independently discovered or developed by a party hereto without utilizing any In- formation received from the Borrower or violating the terms of this Section 10.07. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to mar- ket data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents, and the Commitments. For purposes of this Section, “Information” means all information received from the Borrower or any Sub- sidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such infor- mation that is available to the Administrative Agent, any Lender or any L/C Issuer on a non-confidential basis prior to disclosure by the Borrower or any Subsidiary, provided that, in the case of information received from the Bor- rower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confi- dential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be con- sidered to have complied with its obligation to do so if such Person has exercised the same degree of care to main- tain the confidentiality of such Information as such Person would accord to its own confidential information. Each of the Administrative Agent, the Lenders and the L/C Issuers acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including United States Federal and state secu- rities Laws. 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the full-

- 182 - est extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such L/C Issuer or any such Affiliate to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party now or hereafter existing under this Agreement or any oth- er Loan Document to such Lender or such L/C Issuer, irrespective of whether or not such Lender or such L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of such Loan Party may be contingent or unmatured or are owed to a branch or office or Affiliate of such Lender or such L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provi- sions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations ow- ing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each L/C Issu- er and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such L/C Issuer or their respective Affiliates may have. Each Lender and each L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Docu- ment, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non- usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the princi- pal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the inter- est contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an ex- pense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amor- tize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 10.10 Integration; Effectiveness. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuers, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and under- standings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other par- ties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. 10.11 Survival of Representations and Warranties, Etc. All representations and warranties made hereun- der and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection here- with or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. The provisions of Article IX shall survive termination of this Agree- ment and the Aggregate Commitments, repayment of all Obligations hereunder, and resignation of the Administra- tive Agent. 10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic ef- fect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdic-

- 183 - tion. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as deter- mined in good faith by the Administrative Agent, any L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 10.13 Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall as- sume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (a) the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.06(b); (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the as- signee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (d) such assignment does not conflict with applicable Laws; and (e) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lend- er, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and dele- gation cease to apply. 10.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDI- TIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FO- RUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCA-

- 184 - BLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PER- MITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CON- CLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROP- ERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PRO- CEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SER- VICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTH- ER MANNER PERMITTED BY APPLICABLE LAW. 10.15 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRI- AL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELAT- ING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEM- PLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. 10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction con- templated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent, the Arrangers, and the Lenders, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, the Arrangers and the Lenders each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) neither the Administrative Agent, any Arranger nor any Lender has any obligation to the Bor- rower or any of their respective Affiliates with respect to the transactions contemplated hereby except those obliga- tions expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the Arrangers, the Lenders, and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent, any Arranger nor any Lender has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against the Administrative

- 185 - Agent, the Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. 10.17 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Elec- tronic Record and may be executed using Electronic Signatures. The Borrower and each of the Administrative Agent, the L/C Issuer, the Swing Line Lender, and each Lender (collectively, each a “Lender Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counter- parts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Com- munication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Lender Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Per- son’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, any L/C Issuer nor Swing Line Lender is under any obligation to accept an Electronic Signa- ture in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swing Line Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lender Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Lender Party without further verification and (b) upon the request of the Administrative Agent or any Lender Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. Neither the Administrative Agent, L/C nor Swing Line Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Ad- ministrative Agent’s, any L/C Issuer’s or Swing Line Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swing Line Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Doc- ument by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). The Borrower and each Lender Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document based solely on the lack of paper orig- inal copies of this Agreement, such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Lender Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Lender Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 10.18 USA PATRIOT Act. Each Lender that is subject to the Act (as hereinafter defined) and the Ad- ministrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the re- quirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. The Borrower shall, promptly follow- ing a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under the Beneficial

- 186 - Ownership Regulation and applicable “know your customer” and anti-money laundering rules and regulations, in- cluding the Act. 10.19 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PAR- TIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. 10.20 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of ex- change used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or any Lender hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provi- sions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day fol- lowing receipt by the Administrative Agent or such Lender, as the case may be, of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent or such Lender, as the case may be, may in accordance with nor- mal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent or any Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender, as the case may be, against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent or any Lender in such currency, the Administrative Agent or such Lender, as the case may be, agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law). 10.21 Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or any L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstand- ing anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Insti- tution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an Af- fected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any applicable Resolution Authority. 10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents pro- vide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and

- 187 - agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Support- ed QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party be- comes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be ex- ercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limita- tion of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 10.22 and Section 5.27, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is de- fined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in ac- cordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. (c) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). 10.23 Most Favored Lender Provisions. If at any time this Agreement or any other Loan Document in- cludes additional covenants or events of default or includes covenants or events of default (including related defini- tions) more favorable to any Lender, for the benefit of any Facility (but not all of the Facilities) (any or all of the foregoing, collectively, the “Most Favored Lender Provisions”), then (i) such Most Favored Lender Provisions shall immediately and automatically be deemed incorporated into this Agreement and the other Loan Documents as if set forth fully herein and therein, mutatis mutandis, for the benefit of the Term F Facility and the Revolving Credit Fa- cility and no such incorporated provision may thereafter be waived, amended or modified except pursuant to the provisions of Section 10.01, and (ii) the Borrower shall promptly, and in any event within five (5) Business Days after the Borrower or any other Loan Party entering into any such Most Favored Lender Provisions, so advise the Administrative Agent in writing. Thereafter, upon the request of the Required Term F Lenders or the Required Re- volving Lenders, the Borrower and the Guarantors shall enter into an amendment to this Agreement and, if applica- ble, the other Loan Documents evidencing the incorporation of such Most Favored Lender Provisions, it being agreed that any failure to make such request or to enter into any such amendment shall in no way qualify or limit the incorporation described in clause (i) of the immediately preceding sentence.

- 188 - 10.24 Parallel Debt. (a) Notwithstanding any other provision of this Agreement, each Loan Party hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent, as creditor in its own right and not as representative of the other Secured Parties, sums equal to and in the currency of each amount payable by such Loan Party to the Secured Parties under each of the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Man- agement Agreements and the Secured Hedge Agreements as and when that amount falls due for payment under the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements, as applicable, or would have fallen due but for (i) any discharge resulting from failure of anoth- er Secured Party to take appropriate steps, in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries), to preserve its entitlement to be paid that amount, or (ii) any modification of obliga- tions of the Loan Parties (or, if applicable, other Restricted Subsidiaries) to the Secured Parties under the Loan Doc- uments, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements and the Secured Hedge Agreements resulting from an arrangement (if any) reached in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries). (b) The Administrative Agent shall have its own independent right to demand payment of the amounts payable by the Loan Parties under this Section 10.24, irrespective of (i) any discharge of the Loan Parties’ (or, if applicable, other Restricted Subsidiaries’) obligation to pay those amounts to the other Secured Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting the Loan Parties (or, if applica- ble, other Restricted Subsidiaries), to preserve their entitlement to be paid those amounts, or (ii) any modification affecting the obligations of the Loan Parties (or, if applicable, other Restricted Subsidiaries) to the Secured Parties under the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements resulting from an arrangement (if any) reached in insolvency proceedings affecting the Loan Parties (or, if applicable, other Restricted Subsidiaries). (c) Any amount due and payable by the Loan Parties to the Administrative Agent under this Section 10.24 shall be decreased to the extent that the other Secured Parties have received (and are able to retain) payment in full of the corresponding amount under the other provisions of the Loan Documents, the Existing Bilateral Letter of Credit, the Secured Cash Management Agreements or the Secured Hedge Agreements, as applicable, and any amount due and payable by the Loan Parties to the other Secured Parties under those provisions shall be decreased to the extent that the Administrative Agent has received (and is able to retain) payment in full of the corresponding amount under this Section 10.24. (d) Any amount received by the Administrative Agent, as creditor, pursuant to this Section 10.24 shall be applied as set forth in Section 8.03. [Signature Pages Intentionally Omitted]